UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices)		(Zip code)
Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		(413) 744-1000

Date of fiscal year end:	12/31/2022

Date of reporting period:	6/30/2022

Item 1. Reports to Stockholders.

(a)	The Reports to Stockholders are attached herewith.

MassMutual

Semiannual Report

MML Series Investment Fund

Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2022

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals.”

June 30, 2022

Welcome to the MML Series Investment Fund Semiannual Report, covering the six months ended June 30, 2022.

Market Highlights

●

For the reporting period from January 1, 2022 through June 30, 2022, U.S. stock prices declined significantly, with investors worrying less about COVID-19 and more about other issues, including high inflation, tighter monetary policy, rising interest rates, the war between Russia and Ukraine, and the increasing odds of a global recession.

●

In the first quarter of 2022 investors in both stocks and bonds were challenged by the unexpected invasion of Ukraine by Russia, a stalled economic stimulus plan in the U.S., and the U.S. Federal Reserve Board (the “Fed”) raising interest rates for the first time since 2018.

●	The second quarter of 2022 was another difficult quarter as investor concerns over high inflation and the risk of a global recession dominated the narrative.

●

Foreign stocks in both developed markets and emerging markets experienced significant losses in the reporting period, hindered by the unexpected economic impact of the Russian-Ukraine war, slowing economic activity in China due to massive COVID-19 lockdowns, and the strengthening of the U.S. dollar.

●

U.S. bond investors experienced negative returns as the reversal of accommodative monetary policy drove yields higher while concerns over increased default risk due to a global recession further drove corporate bond prices lower.

Market Commentary

For the six months beginning on January 1, 2022, global stock investors experienced significant losses. In response, U.S. stocks fell sharply in the period, with the S&P 500 Index®1 having its worst first half of the year since 1970, down nearly 20%. Investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. Consumer sentiment fell sharply, down 17.3% in the period2, as high inflation driven by rising energy, food, and housing costs overwhelmed low unemployment and strong wage growth. As of May 2022, 58% of Americans were living paycheck to paycheck3, up from 54% a year ago.

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 June 24, 2022, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT

3 June/July 2022 edition, New Reality Check: The paycheck-to Paycheck Report, https://www.pymnts.com/wp-content/uploads/2022/06/PYMNTS-New-Reality-Check-Report-June-July-2022.pdf

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

As a result, the broad market S&P 500® Index fell 19.96% for the period. The technology-heavy NASDAQ Composite® Index4 performed even worse, dropping 29.23% for the period. The more economically sensitive Dow Jones Industrial Average5 was down 14.44% for the period. During this period, small-cap stocks underperformed their larger cap peers, while value stocks outperformed their growth peers.

This environment of high inflation, rising interest rates, and increasing recession fears affected sectors differently. The consumer discretionary, communication services, and information technology sectors significantly underperformed other sectors. The energy and utility sectors fared the best for this six-month period, as energy prices pushed significantly higher. West Texas Intermediate (WTI) crude oil prices ended the period at $105.76 per barrel, up 40% for the six-month period.

Developed international stock markets, as measured by the MSCI EAFE® Index6, also performed poorly, falling 19.57% for the six-month period, hindered by recession fears and a strengthening U.S. dollar. Emerging-market stock markets, as measured by the MSCI Emerging Markets® Index7, were also down significantly, falling 17.63% for the period. An increase in Chinese government stimulus helped the Chinese stock market deliver positive performance in the second quarter. The Fed continued to assert its influence on markets by raising the benchmark federal-funds rate by 0.25% in March, 0.50% in May, and 0.75% in June, with investors expecting another 1.75% in rate hikes by year-end.

Investors entered the period in the midst of a global recovery that was being fueled by monetary stimulus, expectations for more fiscal stimulus, and a vaccination-fueled economic and corporate earnings recovery. However, this recovery was soon disrupted by the invasion of Ukraine by Russia, China’s broad lockdowns to stem the spread of COVID-19, increasing inflation, and more aggressive monetary tightening by the Fed. In this environment, bond yields rose, with the 10-year U.S. Treasury bond reaching a high of 3.49% in June before ending the period at 2.98%. Since rising yields generally drive bond prices down, the Bloomberg U.S. Aggregate Bond Index8 ended the period down 10.35%. Investment-grade bond prices fared worse as concerns of defaults increased. The Bloomberg U.S. Corporate Bond Index9, which tracks investment-grade corporate bonds, ended the period down 14.39%. Below investment grade bonds, as represented by the Bloomberg U.S. Corporate High-Yield Bond Index10, also performed poorly, ending the period down 14.19%, aided by investor concern that debt defaults could increase should the global recession scenario play out.

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. The index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The DJ Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

Sincerely,

Paul LaPiana
President
MML Series Investment Fund
MML Investment Advisers, LLC

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual.

The information provided is the opinion of MML Advisers as of 7/1/2022 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MM202307-302267

MML Allocation Series – Portfolio Summaries (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund. Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Series’ investment adviser is MML Advisers. Each Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers; each Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below

●	MML Conservative Allocation Fund: Approximately 35% to 45% in equity funds and 55% to 65% in fixed income funds, including money market funds.

●	MML Balanced Allocation Fund: Approximately 45% to 55% in equity funds and 45% to 55% in fixed income funds, including money market funds.

●	MML Moderate Allocation Fund: Approximately 55% to 65% in equity funds and 35% to 45% in fixed income funds, including money market funds.

●	MML Growth Allocation Fund: Approximately 70% to 80% in equity funds and 20% to 30% in fixed income funds, including money market funds.

●	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity funds and 5% to 15% in fixed income funds, including money market funds.

MML Allocation Series – Portfolio Summaries (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 6/30/22
Fixed Income Funds	59.9%
Equity Funds	40.2%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 6/30/22
Equity Funds	60.2%
Fixed Income Funds	39.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 6/30/22
Fixed Income Funds	53.3%
Equity Funds	46.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 6/30/22
Equity Funds	73.7%
Fixed Income Funds	26.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 6/30/22
Equity Funds	89.3%
Fixed Income Funds	10.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML American Funds Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML American Funds Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 176 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 6/30/22
Equity Funds	100.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML American Funds International Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML American Funds International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 176 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

MML American Funds International Fund Asset Allocation (% of Net Assets) on 6/30/22
Mutual Funds	100.2%
Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

MML American Funds Core Allocation Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” that seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series - The Bond Fund of America, the American Funds Insurance Series - Washington Mutual Investors Fund, the American Funds Insurance Series - Growth-Income Fund, and the American Funds Insurance Series - International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 6/30/22
Equity Funds	64.4%
Fixed Income Funds	35.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price). Effective July 1, 2022, the Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 6/30/22
Amazon.com, Inc.	9.4%
Alphabet, Inc. Class C	8.4%
Microsoft Corp.	7.7%
Apple, Inc.	7.3%
UnitedHealth Group, Inc.	5.0%
Tesla, Inc.	4.6%
Visa, Inc. Class A	3.7%
Meta Platforms, Inc. Class A	3.2%
ServiceNow, Inc.	3.0%
NVIDIA Corp.	3.0%
55.3%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 6/30/22
Technology	33.3%
Communications	28.4%
Consumer, Non-cyclical	17.1%
Consumer, Cyclical	9.7%
Financial	9.5%
Basic Materials	0.9%
Industrial	0.5%
Mutual Funds	0.3%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

MML Equity Income Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Equity Income Fund Largest Holdings (% of Net Assets) on 6/30/22
Wells Fargo & Co.	3.1%
The Southern Co.	2.9%
United Parcel Service, Inc. Class B	2.5%
QUALCOMM, Inc.	2.4%
Elevance Health, Inc.	2.3%
General Electric Co.	2.2%
AbbVie, Inc.	2.2%
American International Group, Inc.	2.2%
TotalEnergies SE	2.2%
Sempra Energy	2.1%
24.1%

MML Equity Income Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	24.9%
Financial	24.5%
Utilities	10.3%
Industrial	9.3%
Energy	7.6%
Technology	7.0%
Communications	5.5%
Basic Materials	5.3%
Consumer, Cyclical	5.1%
Mutual Funds	0.4%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MML Equity Index Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

MML Equity Index Fund Largest Holdings (% of Net Assets) on 6/30/22
Apple, Inc.	6.5%
Microsoft Corp.	6.0%
Amazon.com, Inc.	2.9%
Alphabet, Inc. Class A	2.0%
Alphabet, Inc. Class C	1.9%
Tesla, Inc.	1.8%
Berkshire Hathaway, Inc. Class B	1.5%
UnitedHealth Group, Inc.	1.5%
Johnson & Johnson	1.5%
NVIDIA Corp.	1.2%
26.8%

MML Equity Index Fund Sector Table (% of Net Assets) on 6/30/22
Technology	23.0%
Consumer, Non-cyclical	22.3%
Financial	14.8%
Communications	12.7%
Consumer, Cyclical	9.0%
Industrial	7.7%
Energy	4.5%
Utilities	3.1%
Basic Materials	2.1%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

*

The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Focused Equity Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 6/30/22
UnitedHealth Group, Inc.	5.5%
The TJX Cos., Inc.	5.1%
PepsiCo, Inc.	5.0%
Northrop Grumman Corp.	5.0%
Colgate-Palmolive Co.	4.8%
Visa, Inc. Class A	4.8%
Marsh & McLennan Cos., Inc.	4.8%
Honeywell International, Inc.	4.7%
Johnson & Johnson	4.6%
Chubb Ltd.	4.6%
48.9%

MML Focused Equity Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	39.6%
Financial	19.1%
Industrial	13.7%
Consumer, Cyclical	13.4%
Basic Materials	7.2%
Technology	6.1%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

MML Foreign Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies. The Fund’s subadviser is Thompson, Siegel & Walmsley LLC (TSW).

MML Foreign Fund Largest Holdings (% of Net Assets) on 6/30/22
Sony Group Corp.	2.5%
UBS Group AG Registered	1.9%
Sanofi	1.9%
Engie SA	1.9%
Novartis AG Registered	1.8%
CK Hutchison Holdings Ltd.	1.8%
Roche Holding AG	1.8%
Seven & i Holdings Co. Ltd.	1.7%
Samsung Electronics Co. Ltd.	1.7%
Unilever PLC	1.7%
18.7%

MML Foreign Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	26.4%
Financial	19.7%
Industrial	13.2%
Consumer, Cyclical	11.0%
Technology	10.6%
Basic Materials	6.2%
Energy	5.0%
Utilities	3.4%
Communications	2.5%
Diversified	1.8%
Mutual Funds	0.0%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

MML Fundamental Equity Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Fundamental Equity Fund, formerly known as MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

MML Fundamental Equity Fund Largest Holdings (% of Net Assets) on 6/30/22
Microsoft Corp.	7.1%
Apple, Inc.	5.1%
UnitedHealth Group, Inc.	3.3%
Eli Lilly & Co.	3.2%
Verizon Communications, Inc.	3.1%
Amazon.com, Inc.	3.0%
Alphabet, Inc. Class A	3.0%
The Procter & Gamble Co.	2.8%
United Parcel Service, Inc. Class B	2.7%
Prologis, Inc.	2.7%
36.0%

MML Fundamental Equity Fund Sector Table (% of Net Assets) on 6/30/22
Technology	26.0%
Consumer, Non-cyclical	24.6%
Financial	12.8%
Communications	12.2%
Industrial	12.1%
Energy	4.5%
Consumer, Cyclical	4.3%
Utilities	2.4%
Basic Materials	0.8%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the subadviser believes are generally above $1 billion). The Fund’s subadviser is Boston Partners Global Investors, Inc. (Boston Partners).

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 6/30/22
Johnson & Johnson	4.2%
ConocoPhillips	3.0%
Berkshire Hathaway, Inc. Class B	3.0%
AutoZone, Inc.	2.9%
UnitedHealth Group, Inc.	2.7%
Alphabet, Inc. Class A	2.6%
JP Morgan Chase & Co.	2.5%
Cigna Corp.	2.4%
The Procter & Gamble Co.	2.3%
Sanofi ADR	2.1%
27.7%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	31.8%
Financial	14.8%
Energy	11.7%
Technology	11.2%
Industrial	11.0%
Communications	7.3%
Consumer, Cyclical	5.1%
Basic Materials	2.6%
Utilities	2.2%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
Net Assets	100.0%

MML Global Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund’s subadviser normally invests the Fund’s assets across different industries, sectors, countries, and regions, but the Fund’s subadviser may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

MML Global Fund Largest Holdings (% of Net Assets) on 6/30/22
Thermo Fisher Scientific, Inc.	3.3%
Visa, Inc. Class A	3.1%
Roche Holding AG	2.8%
Comcast Corp. Class A	2.7%
Medtronic PLC	2.6%
Schneider Electric SE	2.6%
Accenture PLC Class A	2.6%
Nestle SA Registered	2.5%
LVMH Moet Hennessy Louis Vuitton SE	2.3%
Diageo PLC	2.2%
26.7%

MML Global Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	35.6%
Industrial	17.2%
Financial	13.7%
Technology	10.4%
Communications	8.3%
Basic Materials	6.9%
Consumer, Cyclical	6.7%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

MML Income & Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund’s subadviser is Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley).

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 6/30/22
Merck & Co., Inc.	3.6%
UnitedHealth Group, Inc.	3.1%
Raytheon Technologies Corp.	2.8%
Philip Morris International, Inc.	2.8%
Phillips 66	2.6%
Air Products & Chemicals, Inc.	2.6%
Coca-Cola Europacific Partners PLC	2.5%
Chubb Ltd.	2.5%
International Flavors & Fragrances, Inc.	2.5%
Hess Corp.	2.4%
27.4%

MML Income & Growth Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	29.1%
Financial	19.1%
Industrial	12.2%
Energy	8.6%
Basic Materials	8.0%
Consumer, Cyclical	6.6%
Technology	6.5%
Utilities	5.2%
Communications	3.1%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

MML International Equity Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. As of June 30, 2022, the Fund’s two subadvisers are Harris Associates L.P. (Harris), which managed approximately 34% of the Fund’s portfolio; and Massachusetts Financial Services Company (MFS), which managed approximately 66% of the Fund’s portfolio.

MML International Equity Fund Largest Holdings (% of Net Assets) on 6/30/22
Nestle SA Registered	2.8%
Roche Holding AG	2.5%
Bayer AG Registered	2.1%
Air Liquide SA	1.9%
AIA Group Ltd.	1.8%
Schneider Electric SE	1.8%
SAP SE	1.8%
Novo Nordisk A/S Class B	1.8%
Intesa Sanpaolo SpA	1.8%
Capgemini SE	1.7%
20.0%

MML International Equity Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	31.1%
Financial	18.0%
Consumer, Cyclical	15.0%
Industrial	14.0%
Technology	7.1%
Communications	6.0%
Basic Materials	5.0%
Energy	1.6%
Utilities	0.7%
Mutual Funds	0.0%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index (as of February 28, 2022, between $257.54 million to $2.96 trillion). The Fund’s subadviser is Loomis, Sayles & Company, L.P. (Loomis Sayles).

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 6/30/22
Visa, Inc. Class A	6.4%
Microsoft Corp.	5.4%
Amazon.com, Inc.	5.0%
NVIDIA Corp.	4.9%
The Boeing Co.	4.9%
Meta Platforms, Inc. Class A	4.3%
Oracle Corp.	4.2%
Monster Beverage Corp.	4.1%
Alphabet, Inc. Class A	3.6%
Alphabet, Inc. Class C	3.5%
46.3%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 6/30/22
Communications	27.1%
Technology	24.6%
Consumer, Non-cyclical	23.3%
Industrial	8.2%
Financial	8.0%
Consumer, Cyclical	7.4%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 6/30/22
Apple, Inc.	6.6%
Microsoft Corp.	6.0%
Amazon.com, Inc.	2.9%
Alphabet, Inc. Class A	2.1%
Alphabet, Inc. Class C	1.9%
Tesla, Inc.	1.8%
Berkshire Hathaway, Inc. Class B	1.5%
UnitedHealth Group, Inc.	1.5%
Johnson & Johnson	1.5%
NVIDIA Corp.	1.2%
27.0%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 6/30/22
Technology	23.2%
Consumer, Non-cyclical	22.6%
Financial	15.0%
Communications	12.8%
Consumer, Cyclical	9.1%
Industrial	7.8%
Energy	4.5%
Utilities	3.1%
Basic Materials	2.1%
Purchased Options	1.7%
Total Long-Term Investments	101.9%
Short-Term Investments and Other Assets and Liabilities	(1.9)%
Net Assets	100.0%

*

The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Mid Cap Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (“T. Rowe Price”), which managed approximately 77% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 23% of the Fund’s portfolio, as of June 30, 2022. Effective March 7, 2022, T. Rowe Price Investment Management was added as sub-subadviser for the portion of the portfolio subadvised by T. Rowe Price.

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 6/30/22
Hologic, Inc.	2.3%
Catalent, Inc.	2.1%
TransUnion	2.0%
Textron, Inc.	2.0%
Microchip Technology, Inc.	1.8%
Hilton Worldwide Holdings, Inc.	1.8%
Ball Corp.	1.7%
Ingersoll Rand, Inc.	1.6%
Agilent Technologies, Inc.	1.6%
Teleflex, Inc.	1.6%
18.5%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	33.1%
Technology	18.6%
Industrial	17.4%
Consumer, Cyclical	13.1%
Financial	6.1%
Communications	5.3%
Energy	1.6%
Basic Materials	0.5%
Mutual Funds	0.4%
Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%
Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/22
Zimmer Biomet Holdings, Inc.	3.2%
Northern Trust Corp.	2.6%
The Bank of New York Mellon Corp.	2.5%
Conagra Brands, Inc.	2.2%
The Allstate Corp.	2.2%
Edison International	2.1%
Emerson Electric Co.	2.1%
Quest Diagnostics, Inc.	2.0%
Reinsurance Group of America, Inc.	1.9%
Koninklijke Ahold Delhaize NV	1.9%
22.7%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 6/30/22
Financial	29.1%
Consumer, Non-cyclical	21.5%
Industrial	14.2%
Consumer, Cyclical	13.4%
Utilities	7.5%
Energy	5.0%
Technology	3.2%
Communications	2.8%
Basic Materials	2.3%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2022, between $18.59 million and $11.74 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 6/30/22
iShares Russell 2000 Growth ETF	2.3%
Fluor Corp.	1.5%
Cabot Corp.	1.4%
Calix, Inc.	1.4%
Perficient, Inc.	1.4%
Jamf Holding Corp.	1.3%
Phillips Edison & Co., Inc.	1.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.2%
Owens & Minor, Inc.	1.2%
Rapid7, Inc.	1.2%
14.2%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	23.9%
Industrial	17.6%
Financial	16.7%
Technology	10.9%
Consumer, Cyclical	10.3%
Energy	5.9%
Communications	5.6%
Mutual Funds	4.7%
Basic Materials	2.2%
Utilities	1.2%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MML Small Company Value Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2022, between $18.59 million and $11.74 billion). The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 6/30/22
Spectrum Brands Holdings, Inc.	2.8%
II-VI, Inc.	2.4%
The Timken Co.	2.3%
EVERTEC, Inc.	2.2%
SouthState Corp.	2.1%
UMB Financial Corp.	2.0%
Teradata Corp.	2.0%
The Brink’s Co.	2.0%
Axis Capital Holdings Ltd.	1.9%
Tapestry, Inc.	1.9%
21.6%

MML Small Company Value Fund Sector Table (% of Net Assets) on 6/30/22
Financial	34.2%
Industrial	19.4%
Consumer, Cyclical	17.8%
Consumer, Non-cyclical	16.7%
Technology	5.9%
Energy	2.0%
Utilities	1.3%
Basic Materials	1.1%
Communications	1.0%
Mutual Funds	0.9%
Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%
Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/22
IDACORP, Inc.	1.7%
Physicians Realty Trust	1.7%
Berry Global Group, Inc.	1.7%
First Citizens BancShares, Inc. Class A	1.7%
Acadia Healthcare Co., Inc.	1.6%
Change Healthcare, Inc.	1.6%
Comerica, Inc.	1.5%
Camden Property Trust	1.5%
Syneos Health, Inc.	1.5%
Dycom Industries, Inc.	1.5%
16.0%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 6/30/22
Financial	27.4%
Industrial	21.4%
Consumer, Cyclical	15.4%
Consumer, Non-cyclical	14.6%
Technology	7.7%
Basic Materials	5.2%
Energy	3.7%
Utilities	2.9%
Communications	1.1%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MML Sustainable Equity Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Sustainable Equity Fund, formerly known as MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in sustainable equity securities. Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser currently considers sustainable securities to be those to which the subadviser’s proprietary model assigns an ESG score that is in the top three quartiles of the environmental, social, and governance (“ESG”) scores the model assigns to all of the securities in the Fund’s benchmark, the S&P 500® Index. The Fund’s subadviser is American Century Investment Management, Inc. (“American Century”). Effective April 29, 2022, American Century replaced Massachusetts Financial Services Company (MFS) as subadviser of the Fund.

MML Sustainable Equity Fund Largest Holdings (% of Net Assets) on 6/30/22
Microsoft Corp.	8.2%
Alphabet, Inc. Class A	5.2%
Apple, Inc.	4.6%
Amazon.com, Inc.	2.9%
Prologis, Inc.	2.2%
NextEra Energy, Inc.	2.1%
ConocoPhillips	2.1%
Schlumberger NV	2.0%
UnitedHealth Group, Inc.	2.0%
Visa, Inc. Class A	1.9%
33.2%

MML Sustainable Equity Fund Sector Table (% of Net Assets) on 6/30/22
Consumer, Non-cyclical	21.4%
Technology	20.9%
Financial	14.8%
Communications	14.5%
Industrial	11.5%
Consumer, Cyclical	8.0%
Energy	4.1%
Basic Materials	2.5%
Utilities	2.1%
Mutual Funds	0.1%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/22
U.S. Government Agency Obligations and Instrumentalities*	34.4%
U.S. Treasury Obligations	29.9%
Corporate Debt	29.1%
Non-U.S. Government Agency Obligations	15.4%
Mutual Funds	4.9%
Bank Loans	1.9%
Sovereign Debt Obligations	1.2%
Municipal Obligations	1.0%
Common Stock	0.1%
Purchased Options	0.0%
Rights	0.0%
Total Long-Term Investments	117.9%
Short-Term Investments and Other Assets and Liabilities	(17.9)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Conservative Allocation Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 40.2%
MML Blue Chip Growth Fund, Initial Class (a)	936,583	$13,112,158
MML Equity Income Fund, Initial Class (a)	1,064,863	12,064,894
MML Focused Equity Fund, Class II (a)	2,856,364	21,137,097
MML Foreign Fund, Initial Class (a)	647,889	5,811,568
MML Fundamental Equity Fund, Class II (a)	1,091,153	10,704,209
MML Fundamental Value Fund, Class II (a)	759,344	10,053,717
MML Global Fund, Class I (a)	407,423	4,774,993
MML Income & Growth Fund, Initial Class (a)	875,066	9,993,252
MML International Equity Fund, Class II (a)	1,380,593	12,328,692
MML Large Cap Growth Fund, Initial Class (a)	672,683	7,211,157
MML Mid Cap Growth Fund, Initial Class (a)	594,779	7,083,823
MML Mid Cap Value Fund, Initial Class (a)	554,176	6,411,821
MML Small Cap Growth Equity Fund, Initial Class (a)	58,044	653,802
MML Small Company Value Fund, Class II (a)	225,124	3,363,355
MML Small/Mid Cap Value Fund, Initial Class (a)	141,669	1,673,112
MML Strategic Emerging Markets Fund, Class II (a)	444,039	3,419,100
		129,796,750
Fixed Income Funds — 59.9%
Invesco V.I. Global Strategic Income Fund, Series I	2,248,402	8,566,413
MML Dynamic Bond Fund, Class II (a)	4,311,247	38,671,888
MML High Yield Fund, Class II (a)	298,774	2,572,443
MML Inflation-Protected and Income Fund, Initial Class (a)	1,124,909	11,282,840
MML Managed Bond Fund, Initial Class (a)	6,122,289	70,147,460
MML Short-Duration Bond Fund, Class II (a)	1,954,904	17,476,846

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	4,783,821	$44,346,023
		193,063,913

TOTAL MUTUAL FUNDS (Cost $354,722,635)		322,860,663

TOTAL LONG-TERM INVESTMENTS (Cost $354,722,635)		322,860,663

TOTAL INVESTMENTS — 100.1% (Cost $354,722,635) (b)		322,860,663

Other Assets/(Liabilities) — (0.1)%		(278,761)

NET ASSETS — 100.0%		$322,581,902

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Balanced Allocation Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 46.8%
MML Blue Chip Growth Fund, Initial Class (a)	1,173,288	$16,426,029
MML Equity Income Fund, Initial Class (a)	1,430,721	16,210,066
MML Focused Equity Fund, Class II (a)	3,655,565	27,051,179
MML Foreign Fund, Initial Class (a)	888,821	7,972,724
MML Fundamental Equity Fund, Class II (a)	1,479,923	14,518,049
MML Fundamental Value Fund, Class II (a)	968,815	12,827,105
MML Global Fund, Class I (a)	827,356	9,696,610
MML Income & Growth Fund, Initial Class (a)	1,156,688	13,209,373
MML International Equity Fund, Class II (a)	2,037,566	18,195,468
MML Large Cap Growth Fund, Initial Class (a)	956,374	10,252,334
MML Mid Cap Growth Fund, Initial Class (a)	761,214	9,066,060
MML Mid Cap Value Fund, Initial Class (a)	820,304	9,490,916
MML Small Cap Growth Equity Fund, Initial Class (a)	93,332	1,051,294
MML Small Company Value Fund, Class II (a)	275,403	4,114,525
MML Small/Mid Cap Value Fund, Initial Class (a)	196,046	2,315,302
MML Strategic Emerging Markets Fund, Class II (a)	391,537	3,014,834
		175,411,868
Fixed Income Funds — 53.3%
Invesco V.I. Global Strategic Income Fund, Series I	2,101,186	8,005,518
MML Dynamic Bond Fund, Class II (a)	4,433,996	39,772,942
MML High Yield Fund, Class II (a)	321,891	2,771,479
MML Inflation-Protected and Income Fund, Initial Class (a)	1,338,374	13,423,887
MML Managed Bond Fund, Initial Class (a)	6,180,446	70,813,808
MML Short-Duration Bond Fund, Class II (a)	2,040,113	18,238,612

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	5,069,412	$46,993,445
		200,019,691

TOTAL MUTUAL FUNDS (Cost $403,213,896)		375,431,559

TOTAL LONG-TERM INVESTMENTS (Cost $403,213,896)		375,431,559

TOTAL INVESTMENTS — 100.1% (Cost $403,213,896) (b)		375,431,559

Other Assets/(Liabilities) — (0.1)%		(318,994)

NET ASSETS — 100.0%		$375,112,565

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 60.2%
MML Blue Chip Growth Fund, Initial Class (a)	5,528,631	$77,400,840
MML Equity Income Fund, Initial Class (a)	6,381,053	72,297,329
MML Focused Equity Fund, Class II (a)	17,254,492	127,683,241
MML Foreign Fund, Initial Class (a)	3,841,134	34,454,973
MML Fundamental Equity Fund, Class II (a)	6,737,605	66,095,907
MML Fundamental Value Fund, Class II (a)	4,615,547	61,109,840
MML Global Fund, Class I (a)	3,788,027	44,395,671
MML Income & Growth Fund, Initial Class (a)	5,251,228	59,969,029
MML International Equity Fund, Class II (a)	9,609,162	85,809,817
MML Large Cap Growth Fund, Initial Class (a)	4,103,337	43,987,774
MML Mid Cap Growth Fund, Initial Class (a)	3,326,587	39,619,652
MML Mid Cap Value Fund, Initial Class (a)	3,568,027	41,282,075
MML Small Cap Growth Equity Fund, Initial Class (a)	628,033	7,074,145
MML Small Company Value Fund, Class II (a)	1,377,577	20,581,004
MML Small/Mid Cap Value Fund, Initial Class (a)	964,272	11,388,055
MML Strategic Emerging Markets Fund, Class II (a)	2,226,535	17,144,320
		810,293,672
Fixed Income Funds — 39.9%
Invesco V.I. Global Strategic Income Fund, Series I	3,906,816	14,884,970
MML Dynamic Bond Fund, Class II (a)	12,401,750	111,243,694
MML High Yield Fund, Class II (a)	1,129,637	9,726,171
MML Inflation-Protected and Income Fund, Initial Class (a)	3,184,019	31,935,706
MML Managed Bond Fund, Initial Class (a)	17,278,650	197,973,899
MML Short-Duration Bond Fund, Class II (a)	5,742,184	51,335,125

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	13,043,775	$120,915,798
		538,015,363

TOTAL MUTUAL FUNDS (Cost $1,452,345,494)		1,348,309,035

TOTAL LONG-TERM INVESTMENTS (Cost $1,452,345,494)		1,348,309,035

TOTAL INVESTMENTS — 100.1% (Cost $1,452,345,494) (b)		1,348,309,035

Other Assets/(Liabilities) — (0.1)%		(1,129,693)

NET ASSETS — 100.0%		$1,347,179,342

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth Allocation Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 73.7%
MML Blue Chip Growth Fund, Initial Class (a)	4,844,679	$67,825,509
MML Equity Income Fund, Initial Class (a)	5,510,305	62,431,751
MML Focused Equity Fund, Class II (a)	13,557,995	100,329,165
MML Foreign Fund, Initial Class (a)	3,296,943	29,573,579
MML Fundamental Equity Fund, Class II (a)	6,070,613	59,552,715
MML Fundamental Value Fund, Class II (a)	3,962,051	52,457,553
MML Global Fund, Class I (a)	3,141,957	36,823,736
MML Income & Growth Fund, Initial Class (a)	4,621,916	52,782,284
MML International Equity Fund, Class II (a)	7,890,311	70,460,480
MML Large Cap Growth Fund, Initial Class (a)	4,081,615	43,754,908
MML Mid Cap Growth Fund, Initial Class (a)	2,917,319	34,745,269
MML Mid Cap Value Fund, Initial Class (a)	3,036,468	35,131,936
MML Small Cap Growth Equity Fund, Initial Class (a)	728,847	8,209,716
MML Small Company Value Fund, Class II (a)	1,427,435	21,325,883
MML Small/Mid Cap Value Fund, Initial Class (a)	774,068	9,141,745
MML Strategic Emerging Markets Fund, Class II (a)	1,605,949	12,365,805
		696,912,034
Fixed Income Funds — 26.4%
Invesco V.I. Global Strategic Income Fund, Series I	2,840,248	10,821,346
MML Dynamic Bond Fund, Class II (a)	5,795,833	51,988,620
MML High Yield Fund, Class II (a)	439,251	3,781,948
MML Inflation-Protected and Income Fund, Initial Class (a)	1,446,998	14,513,392
MML Managed Bond Fund, Initial Class (a)	7,486,036	85,772,894
MML Short-Duration Bond Fund, Class II (a)	2,760,625	24,679,985

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	6,294,498	$58,349,995
		249,908,180

TOTAL MUTUAL FUNDS (Cost $1,010,902,293)		946,820,214

TOTAL LONG-TERM INVESTMENTS (Cost $1,010,902,293)		946,820,214

TOTAL INVESTMENTS — 100.1% (Cost $1,010,902,293) (b)		946,820,214

Other Assets/(Liabilities) — (0.1)%		(685,251)

NET ASSETS — 100.0%		$946,134,963

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Aggressive Allocation Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 89.3%
MML Blue Chip Growth Fund, Initial Class (a)	839,355	$11,750,964
MML Equity Income Fund, Initial Class (a)	883,604	10,011,235
MML Focused Equity Fund, Class II (a)	2,459,315	18,198,928
MML Foreign Fund, Initial Class (a)	529,441	4,749,089
MML Fundamental Equity Fund, Class II (a)	963,940	9,456,254
MML Fundamental Value Fund, Class II (a)	664,640	8,799,832
MML Global Fund, Class I (a)	221,565	2,596,742
MML Income & Growth Fund, Initial Class (a)	767,475	8,764,562
MML International Equity Fund, Class II (a)	1,316,371	11,755,193
MML Large Cap Growth Fund, Initial Class (a)	735,306	7,882,476
MML Mid Cap Growth Fund, Initial Class (a)	607,048	7,229,943
MML Mid Cap Value Fund, Initial Class (a)	512,717	5,932,140
MML Small Cap Growth Equity Fund, Initial Class (a)	143,373	1,614,953
MML Small Company Value Fund, Class II (a)	225,940	3,375,545
MML Small/Mid Cap Value Fund, Initial Class (a)	122,382	1,445,326
MML Strategic Emerging Markets Fund, Class II (a)	276,281	2,127,360
		115,690,542
Fixed Income Funds — 10.8%
Invesco V.I. Global Strategic Income Fund, Series I	265,756	1,012,530
MML Dynamic Bond Fund, Class II (a)	297,331	2,667,058
MML High Yield Fund, Class II (a)	62,744	540,226
MML Inflation-Protected and Income Fund, Initial Class (a)	31,114	312,072
MML Managed Bond Fund, Initial Class (a)	419,959	4,811,767
MML Short-Duration Bond Fund, Class II (a)	249,326	2,228,978

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	255,120	$2,364,967
		13,937,598

TOTAL MUTUAL FUNDS (Cost $142,135,411)		129,628,140

TOTAL LONG-TERM INVESTMENTS (Cost $142,135,411)		129,628,140

TOTAL INVESTMENTS — 100.1% (Cost $142,135,411) (b)		129,628,140

Other Assets/(Liabilities) — (0.1)%		(111,326)

NET ASSETS — 100.0%		$129,516,814

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds Growth Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Insurance Series Growth Fund, Class 1	2,656,691	$203,529,115

TOTAL MUTUAL FUNDS (Cost $221,399,001)		203,529,115

TOTAL INVESTMENTS — 100.1% (Cost $221,399,001) (a)		203,529,115

Other Assets/(Liabilities) — (0.1)%		(255,577)

NET ASSETS — 100.0%		$203,273,538

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds International Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 100.2%
American Funds Insurance Series® International Fund, Class 1	2,980,969	$45,221,293

TOTAL MUTUAL FUNDS (Cost $56,687,013)		45,221,293

TOTAL INVESTMENTS — 100.2% (Cost $56,687,013) (a)		45,221,293

Other Assets/(Liabilities) — (0.2)%		(80,234)

NET ASSETS — 100.0%		$45,141,059

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds Core Allocation Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 64.4%
American Funds Insurance Series® Growth-Income Fund, Class 1	3,842,065	$187,454,364
American Funds Insurance Series® International Fund, Class 1	5,419,907	82,219,989
American Funds Insurance Series® Washington Mutual Investors Fund, Class 1	16,865,189	206,767,213
		476,441,566
Fixed Income Funds — 35.7%
American Funds Insurance Series® The Bond Fund Of America, Class 1	26,598,196	263,854,099

TOTAL MUTUAL FUNDS (Cost $806,483,397)		740,295,665

TOTAL LONG-TERM INVESTMENTS (Cost $806,483,397)		740,295,665

TOTAL INVESTMENTS — 100.1% (Cost $806,483,397) (a)		740,295,665

Other Assets/(Liabilities) — (0.1)%		(835,649)

NET ASSETS — 100.0%		$739,460,016

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.2%
COMMON STOCK — 99.0%
Basic Materials — 0.9%
Chemicals — 0.9%
Linde PLC	7,492	$2,154,175
The Sherwin-Williams Co.	6,837	1,530,872
		3,685,047
		3,685,047
Communications — 28.4%
Internet — 27.6%
Alphabet, Inc. Class A (a)	3,545	7,725,477
Alphabet, Inc. Class C (a)	15,552	34,019,222
Amazon.com, Inc. (a)	359,540	38,186,743
Booking Holdings, Inc. (a)	1,439	2,516,797
DoorDash, Inc., Class A (a)	35,473	2,276,303
Meta Platforms, Inc. Class A (a)	79,580	12,832,275
Netflix, Inc. (a)	10,229	1,788,745
Opendoor Technologies, Inc. (a) (b)	95,590	450,229
Pinterest, Inc. Class A (a)	47,319	859,313
Sea Ltd. ADR (a)	53,976	3,608,835
Shopify, Inc. Class A (a)	54,960	1,716,950
Snap, Inc. Class A (a)	190,666	2,503,445
Spotify Technology SA (a)	9,282	870,930
Tencent Holdings Ltd.	50,800	2,307,006
		111,662,270
Media — 0.4%
The Walt Disney Co. (a)	16,050	1,515,120
Telecommunications — 0.4%
T-Mobile US, Inc. (a)	11,153	1,500,524
		114,677,914
Consumer, Cyclical — 9.5%
Apparel — 0.9%
NIKE, Inc. Class B	34,620	3,538,164
Auto Manufacturers — 4.5%
Tesla, Inc. (a)	27,405	18,455,075
Retail — 4.1%
Carvana Co. (a) (b)	39,634	894,936
Chipotle Mexican Grill, Inc. (a)	3,022	3,950,540
Dollar General Corp.	19,890	4,881,801
Lululemon Athletica, Inc. (a)	10,115	2,757,450
Ross Stores, Inc.	44,814	3,147,287
The TJX Cos., Inc.	16,156	902,313
		16,534,327
		38,527,566
Consumer, Non-cyclical — 17.1%
Commercial Services — 2.1%
Adyen NV (a)	39,903	582,983

	Number of Shares	Value
Affirm Holdings, Inc. (a) (b)	21,876	$395,081
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $775,038) (c) (d) (e)	203,348	400,596
Block, Inc. (a)	24,779	1,522,917
Cintas Corp.	1,936	723,154
PayPal Holdings, Inc. (a)	15,617	1,090,691
S&P Global, Inc.	8,953	3,017,698
TransUnion	10,740	859,093
		8,592,213
Health Care – Products — 5.5%
Align Technology, Inc. (a)	2,774	656,522
Danaher Corp.	25,204	6,389,718
Intuitive Surgical, Inc. (a)	32,592	6,541,540
Stryker Corp.	18,704	3,720,787
Teleflex, Inc.	4,916	1,208,599
Thermo Fisher Scientific, Inc.	6,842	3,717,122
		22,234,288
Health Care – Services — 6.0%
Humana, Inc.	8,404	3,933,660
UnitedHealth Group, Inc.	39,204	20,136,351
		24,070,011
Pharmaceuticals — 3.5%
AstraZeneca PLC Sponsored ADR	25,228	1,666,814
Eli Lilly & Co.	28,481	9,234,395
Zoetis, Inc.	19,068	3,277,598
		14,178,807
		69,075,319
Financial — 9.5%
Banks — 1.3%
The Goldman Sachs Group, Inc.	17,391	5,165,475
Diversified Financial Services — 7.2%
The Charles Schwab Corp.	43,858	2,770,949
Mastercard, Inc. Class A	35,848	11,309,327
Visa, Inc. Class A	76,106	14,984,510
		29,064,786
Insurance — 1.0%
Chubb Ltd.	10,293	2,023,398
Marsh & McLennan Cos., Inc.	12,668	1,966,707
		3,990,105
		38,220,366
INDUSTRIAL — 0.5%
Electronics — 0.2%
TE Connectivity Ltd.	7,686	869,671
Miscellaneous - Manufacturing — 0.3%
General Electric Co.	20,380	1,297,595
		2,167,266

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 33.1%
Computers — 8.3%
Apple, Inc.	214,987	$29,393,022
Crowdstrike Holdings, Inc. Class A (a)	3,172	534,673
Fortinet, Inc. (a)	62,640	3,544,171
		33,471,866
Semiconductors — 6.9%
Advanced Micro Devices, Inc. (a)	62,344	4,767,446
ASML Holding NV	7,755	3,690,449
Marvell Technology, Inc.	39,810	1,732,929
Monolithic Power Systems, Inc.	5,031	1,932,105
NVIDIA Corp.	78,783	11,942,715
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	19,145	1,565,104
Texas Instruments, Inc.	16,141	2,480,065
		28,110,813
Software — 17.9%
Atlassian Corp. PLC Class A (a)	13,294	2,491,296
Bill.com Holdings, Inc. (a)	17,872	1,964,848
Canva, Inc. (Acquired 8/16/21, Cost $582,930) (c) (d) (e)	342	326,593
Confluent, Inc. Class A (a)	21,787	506,330
Datadog, Inc. Class A (a)	10,623	1,011,735
Gusto, Inc. (Acquired 10/04/21, Cost $193,055) (c) (d) (e)	6,706	192,813
HashiCorp, Inc. Class A (a) (b)	4,850	142,784
Intuit, Inc.	20,695	7,976,681
Microsoft Corp.	120,955	31,064,873
MongoDB, Inc. (a)	9,314	2,416,983
MSCI, Inc.	1,430	589,374
Paycom Software, Inc. (a)	1,360	380,963
Roper Technologies, Inc.	6,896	2,721,506
Salesforce, Inc. (a)	—	—
ServiceNow, Inc. (a)	25,149	11,958,852
Snowflake, Inc. Class A (a)	6,690	930,311
Synopsys, Inc. (a)	20,007	6,076,126
Veeva Systems, Inc. Class A (a)	7,482	1,481,735
		72,233,803
		133,816,482

TOTAL COMMON STOCK (Cost $348,451,759)		400,169,960

	Number of Shares	Value
PREFERRED STOCK — 0.2%
Technology — 0.2%
Software — 0.2%
Canva, Inc., Series A (Acquired 11/04/21 - 12/17/21, Cost $37,502) (c) (d) (e)	22	$21,009
Canva, Inc., Series A-3 (Acquired 12/17/21, Cost $3,408) (c) (d) (e)	2	1,910
Databricks, Inc., Series G (Acquired 2/01/21, Cost $172,224) (c) (d) (e)	971	161,069
Databricks, Inc., Series H (Acquired 8/31/21, Cost $542,974) (c) (d) (e)	2,463	408,562
Gusto, Inc., Series E (Acquired 7/13/21, Cost $254,865) (c) (d) (e)	8,385	254,865
		847,415

TOTAL PREFERRED STOCK (Cost $1,010,973)		847,415

TOTAL EQUITIES (Cost $349,462,732)		401,017,375

	Principal Amount
BONDS & NOTES — 0.2%
CORPORATE DEBT — 0.2%
Retail — 0.2%
Carvana Co. 10.250% 5/01/30 (f)	$1,040,000	838,115

TOTAL CORPORATE DEBT (Cost $1,040,000)		838,115

TOTAL BONDS & NOTES (Cost $1,040,000)		838,115

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	1,057,491	1,057,491

TOTAL MUTUAL FUNDS (Cost $1,057,491)		1,057,491

TOTAL LONG-TERM INVESTMENTS (Cost $351,560,223)		402,912,981

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 0.7%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	100	$100
	Principal Amount
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (h)	$2,730,797	2,730,797

TOTAL SHORT-TERM INVESTMENTS (Cost $2,730,897)		2,730,897

TOTAL INVESTMENTS — 100.4% (Cost $354,291,120) (i)		405,643,878

Other Assets/(Liabilities) — (0.4)%		(1,500,855)

NET ASSETS — 100.0%		$404,143,023

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $1,891,580 or 0.47% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $885,335 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

Restricted security. Certain securities are restricted as to resale. At June 30, 2022, these securities amounted to a value of $1,767,417 or 0.44% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2022, these securities amounted to a value of $1,767,417 or 0.44% of net assets.
(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2022, the aggregate market value of these securities amounted to $838,115 or 0.21% of net assets.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $2,730,815. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 11/15/24, and an aggregate market value, including accrued interest, of $2,785,476.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 97.9%
Basic Materials — 5.3%
Chemicals — 3.6%
Akzo Nobel NV	15,896	$1,050,227
CF Industries Holdings, Inc.	87,699	7,518,435
DuPont de Nemours, Inc.	3,976	220,986
International Flavors & Fragrances, Inc.	34,563	4,117,145
RPM International, Inc.	10,566	831,756
		13,738,549
Forest Products & Paper — 1.7%
International Paper Co.	161,658	6,762,154
		20,500,703
Communications — 5.5%
Internet — 0.6%
Meta Platforms, Inc. Class A (a)	14,900	2,402,625
Media — 4.0%
Comcast Corp. Class A	125,609	4,928,897
Fox Corp. Class B	40,926	1,215,502
News Corp. Class A	311,169	4,848,013
The Walt Disney Co. (a)	45,569	4,301,714
Warner Bros Discovery, Inc. (a)	18,076	242,580
		15,536,706
Telecommunications — 0.9%
AT&T, Inc.	54,055	1,132,993
Cisco Systems, Inc.	37,868	1,614,692
Verizon Communications, Inc.	11,774	597,530
		3,345,215
		21,284,546
Consumer, Cyclical — 5.1%
Airlines — 0.2%
Southwest Airlines Co. (a)	27,804	1,004,280
Auto Manufacturers — 1.4%
Cummins, Inc.	3,600	696,708
PACCAR, Inc.	17,590	1,448,361
Volkswagen AG ADR	241,473	3,199,517
		5,344,586
Lodging — 0.7%
Las Vegas Sands Corp. (a)	80,040	2,688,544
Retail — 2.0%
Best Buy Co., Inc.	6,800	443,292
Kohl’s Corp.	56,311	2,009,739
The TJX Cos., Inc.	47,594	2,658,125
Walmart, Inc.	21,108	2,566,311
		7,677,467

	Number of Shares	Value
Toys, Games & Hobbies — 0.8%
Mattel, Inc. (a)	133,944	$2,990,970
		19,705,847
Consumer, Non-cyclical — 24.5%
Agriculture — 1.5%
Philip Morris International, Inc.	58,279	5,754,468
Beverages — 0.3%
The Coca-Cola Co.	19,421	1,221,775
Biotechnology — 0.3%
Biogen, Inc. (a)	4,200	856,548
Gilead Sciences, Inc.	4,536	280,370
		1,136,918
Commercial Services — 0.1%
Nielsen Holdings PLC	16,448	381,923
Food — 2.9%
Conagra Brands, Inc.	178,084	6,097,596
Mondelez International, Inc. Class A	6,800	422,212
Tyson Foods, Inc. Class A	54,856	4,720,908
		11,240,716
Health Care – Products — 2.0%
Medtronic PLC	52,734	4,732,876
Zimmer Biomet Holdings, Inc.	26,764	2,811,826
		7,544,702
Health Care – Services — 3.0%
Centene Corp. (a)	34,373	2,908,300
Elevance Health, Inc.	18,249	8,806,602
		11,714,902
Household Products & Wares — 1.7%
Kimberly-Clark Corp.	48,512	6,556,397
Pharmaceuticals — 12.7%
AbbVie, Inc.	56,275	8,619,079
AstraZeneca PLC Sponsored ADR	34,313	2,267,060
Becton Dickinson and Co.	28,294	6,975,320
Cardinal Health, Inc.	37,937	1,982,967
Cigna Corp.	14,963	3,943,050
CVS Health Corp.	56,325	5,219,074
GSK PLC	20,469	440,133
Johnson & Johnson	34,714	6,162,082
Merck & Co., Inc.	40,928	3,731,406
Pfizer, Inc.	98,465	5,162,520
Sanofi	26,969	2,727,258
Sanofi ADR	32,068	1,604,362
		48,834,311
		94,386,112

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 7.6%
Oil & Gas — 6.1%
Chevron Corp.	5,386	$779,785
EOG Resources, Inc.	37,261	4,115,105
Exxon Mobil Corp.	55,526	4,755,247
Hess Corp.	20,300	2,150,582
Occidental Petroleum Corp.	16,727	984,886
TotalEnergies SE	158,337	8,346,256
TotalEnergies SE Sponsored ADR	47,515	2,501,189
		23,633,050
Pipelines — 1.5%
Enbridge, Inc.	24,800	1,048,048
Targa Resources Corp.	3,026	180,562
TC Energy Corp.	87,620	4,539,592
		5,768,202
		29,401,252
Financial — 24.5%
Banks — 10.2%
Bank of America Corp.	56,861	1,770,083
The Bank of New York Mellon Corp.	9,097	379,436
Citigroup, Inc.	44,440	2,043,796
Fifth Third Bancorp	112,137	3,767,803
The Goldman Sachs Group, Inc.	17,048	5,063,597
Huntington Bancshares, Inc.	367,992	4,426,944
JP Morgan Chase & Co.	18,915	2,130,018
Morgan Stanley	37,411	2,845,481
The PNC Financial Services Group, Inc.	7,730	1,219,562
State Street Corp.	60,133	3,707,199
Wells Fargo & Co.	305,262	11,957,112
		39,311,031
Diversified Financial Services — 0.8%
Apollo Global Management, Inc.	11,400	552,672
The Charles Schwab Corp.	31,005	1,958,896
Franklin Resources, Inc.	13,702	319,394
Raymond James Financial, Inc.	2,937	262,597
		3,093,559
Insurance — 9.0%
American International Group, Inc.	165,605	8,467,384
Chubb Ltd.	37,907	7,451,758
Equitable Holdings, Inc.	215,830	5,626,688
The Hartford Financial Services Group, Inc.	29,669	1,941,243
Loews Corp.	93,033	5,513,135
Marsh & McLennan Cos., Inc.	2,807	435,787
MetLife, Inc.	86,180	5,411,242
		34,847,237

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 4.5%
Equity Residential	83,808	$6,052,614
Rayonier, Inc.	86,664	3,239,500
Vornado Realty Trust	13,024	372,356
Welltower, Inc.	14,801	1,218,862
Weyerhaeuser Co.	190,712	6,316,382
		17,199,714
		94,451,541
Industrial — 9.3%
Aerospace & Defense — 2.5%
The Boeing Co. (a)	19,747	2,699,810
L3 Harris Technologies, Inc.	29,630	7,161,571
		9,861,381
Electronics — 0.3%
TE Connectivity Ltd.	9,177	1,038,377
Environmental Controls — 0.7%
Stericycle, Inc. (a)	63,366	2,778,599
Hand & Machine Tools — 0.1%
Stanley Black & Decker, Inc.	3,900	408,954
Machinery – Diversified — 0.1%
Flowserve Corp.	12,573	359,965
Miscellaneous - Manufacturing — 3.1%
3M Co.	5,087	658,309
General Electric Co.	135,632	8,635,689
Siemens AG Sponsored ADR	50,004	2,554,204
		11,848,202
Transportation — 2.5%
United Parcel Service, Inc. Class B	53,190	9,709,303
		36,004,781
Technology — 7.0%
Semiconductors — 4.3%
Applied Materials, Inc.	29,517	2,685,457
NXP Semiconductor NV	5,381	796,549
QUALCOMM, Inc.	72,215	9,224,744
Texas Instruments, Inc.	25,471	3,913,619
		16,620,369
Software — 2.7%
Citrix Systems, Inc.	22,571	2,193,224
Fiserv, Inc. (a)	29,794	2,650,772
Microsoft Corp.	20,784	5,337,955
		10,181,951
		26,802,320
Utilities — 9.1%
Electric — 8.0%
Ameren Corp.	31,426	2,839,653
Dominion Energy, Inc.	58,498	4,668,726

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NextEra Energy, Inc.	27,261	$2,111,637
PG&E Corp. (a)	21,700	216,566
Sempra Energy	54,922	8,253,129
The Southern Co.	155,320	11,075,869
Xcel Energy, Inc.	26,900	1,903,444
		31,069,024
Gas — 1.1%
NiSource, Inc.	139,099	4,102,029
		35,171,053

TOTAL COMMON STOCK (Cost $312,173,925)		377,708,155

PREFERRED STOCK — 1.6%
Consumer, Non-cyclical — 0.4%
Pharmaceuticals — 0.4%
Becton Dickinson and Co. Convertible 6.000% (b)	31,874	1,576,488
Utilities — 1.2%
Electric — 0.8%
NextEra Energy, Inc. Convertible 5.279%	26,869	1,334,046
The Southern Co. Convertible 6.750%	35,696	1,891,174
		3,225,220
Gas — 0.4%
NiSource, Inc. 7.750% (b)	13,065	1,485,752
		4,710,972

TOTAL PREFERRED STOCK (Cost $5,995,682)		6,287,460

TOTAL EQUITIES (Cost $318,169,607)		383,995,615

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	1,618,767	1,618,767

TOTAL MUTUAL FUNDS (Cost $1,618,767)		1,618,767

TOTAL LONG-TERM INVESTMENTS (Cost $319,788,374)		385,614,382

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 0.9%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,077	$1,077
	Principal Amount
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (d)	$3,370,058	3,370,058

TOTAL SHORT-TERM INVESTMENTS (Cost $3,371,135)		3,371,135

TOTAL INVESTMENTS — 100.8% (Cost $323,159,509) (e)		388,985,517

Other Assets/(Liabilities) — (0.8)%		(3,261,205)

NET ASSETS — 100.0%		$385,724,312

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $1,586,838 or 0.41% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $3,370,081. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $3,437,535.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Basic Materials — 2.1%
Chemicals — 1.7%
Air Products & Chemicals, Inc.	4,158	$999,916
Albemarle Corp.	2,182	455,994
Celanese Corp.	2,013	236,749
CF Industries Holdings, Inc.	3,891	333,575
Dow, Inc.	13,594	701,586
DuPont de Nemours, Inc.	9,562	531,456
Eastman Chemical Co.	2,401	215,538
Ecolab, Inc.	4,650	714,984
FMC Corp.	2,361	252,651
International Flavors & Fragrances, Inc.	4,747	565,463
Linde PLC	9,425	2,709,970
LyondellBasell Industries NV Class A	4,825	421,994
The Mosaic Co.	6,740	318,330
PPG Industries, Inc.	4,427	506,183
The Sherwin-Williams Co.	4,471	1,001,102
		9,965,491
Forest Products & Paper — 0.0%
International Paper Co.	6,978	291,890
Iron & Steel — 0.1%
Nucor Corp.	4,981	520,066
Mining — 0.3%
Freeport-McMoRan, Inc.	27,108	793,180
Newmont Corp.	14,874	887,532
		1,680,712
		12,458,159
Communications — 12.7%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	7,314	201,354
Omnicom Group, Inc.	3,893	247,634
		448,988
Internet — 8.9%
Alphabet, Inc. Class A (a)	5,629	12,267,054
Alphabet, Inc. Class C (a)	5,161	11,289,429
Amazon.com, Inc. (a)	163,743	17,391,144
Booking Holdings, Inc. (a)	760	1,329,232
CDW Corp.	2,532	398,942
eBay, Inc.	10,499	437,493
Etsy, Inc. (a)	2,386	174,679
Expedia Group, Inc. (a)	2,854	270,645
F5, Inc. (a)	1,143	174,925
Match Group, Inc. (a)	5,369	374,166
Meta Platforms, Inc. Class A (a)	42,927	6,921,979

	Number of Shares	Value
Netflix, Inc. (a)	8,325	$1,455,793
NortonLifeLock, Inc.	10,830	237,827
Twitter, Inc. (a)	14,275	533,742
VeriSign, Inc. (a)	1,802	301,529
		53,558,579
Media — 1.5%
Charter Communications, Inc. Class A (a)	2,169	1,016,241
Comcast Corp. Class A	83,665	3,283,014
DISH Network Corp. Class A (a)	4,700	84,271
FactSet Research Systems, Inc.	703	270,353
Fox Corp. Class A	5,854	188,265
Fox Corp. Class B	2,744	81,497
News Corp. Class A	7,186	111,958
News Corp. Class B	2,302	36,579
Paramount Global Class B	11,312	279,180
The Walt Disney Co. (a)	34,102	3,219,229
Warner Bros Discovery, Inc. (a)	41,232	553,333
		9,123,920
Telecommunications — 2.2%
Arista Networks, Inc. (a)	4,181	391,927
AT&T, Inc.	133,960	2,807,802
Cisco Systems, Inc.	77,774	3,316,283
Corning, Inc.	14,268	449,585
Juniper Networks, Inc.	6,121	174,449
Lumen Technologies, Inc.	17,346	189,245
Motorola Solutions, Inc.	3,122	654,371
T-Mobile US, Inc. (a)	11,030	1,483,976
Verizon Communications, Inc.	78,559	3,986,869
		13,454,507
		76,585,994
Consumer, Cyclical — 9.0%
Airlines — 0.2%
Alaska Air Group, Inc. (a)	2,370	94,918
American Airlines Group, Inc. (a)	12,064	152,972
Delta Air Lines, Inc. (a)	11,920	345,322
Southwest Airlines Co. (a)	11,043	398,873
United Airlines Holdings, Inc. (a)	6,164	218,329
		1,210,414
Apparel — 0.5%
NIKE, Inc. Class B	23,729	2,425,104
PVH Corp.	1,234	70,215
Ralph Lauren Corp.	881	78,982
Tapestry, Inc.	4,656	142,101
VF Corp.	5,996	264,843
		2,981,245

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 2.2%
Cummins, Inc.	2,655	$513,822
Ford Motor Co.	74,055	824,232
General Motors Co. (a)	27,341	868,350
PACCAR, Inc.	6,476	533,234
Tesla, Inc. (a)	15,702	10,574,041
		13,313,679
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	5,043	449,180
BorgWarner, Inc.	4,513	150,599
		599,779
Distribution & Wholesale — 0.3%
Copart, Inc. (a)	3,980	432,467
Fastenal Co.	10,735	535,891
LKQ Corp.	4,832	237,203
Pool Corp.	747	262,369
W.W. Grainger, Inc.	807	366,725
		1,834,655
Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	3,977	152,319
Live Nation Entertainment, Inc. (a)	2,584	213,387
Penn National Gaming, Inc. (a)	3,127	95,123
		460,829
Home Builders — 0.2%
D.R. Horton, Inc.	6,001	397,206
Lennar Corp. Class A	4,856	342,688
NVR, Inc. (a)	58	232,240
PulteGroup, Inc.	4,427	175,442
		1,147,576
Home Furnishing — 0.0%
Whirlpool Corp.	1,047	162,149
Housewares — 0.0%
Newell Brands, Inc.	6,788	129,244
Leisure Time — 0.1%
Carnival Corp. (a) (b)	15,225	131,696
Norwegian Cruise Line Holdings Ltd. (a)	7,740	86,069
Royal Caribbean Cruises Ltd. (a)	4,167	145,470
		363,235
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	5,198	579,265
Las Vegas Sands Corp. (a)	6,386	214,506
Marriott International, Inc. Class A	5,157	701,403
MGM Resorts International	6,668	193,039
Wynn Resorts Ltd. (a)	1,981	112,877
		1,801,090

	Number of Shares	Value
Retail — 5.0%
Advance Auto Parts, Inc.	1,158	$200,438
AutoZone, Inc. (a)	371	797,324
Bath & Body Works, Inc.	4,491	120,898
Best Buy Co., Inc.	3,806	248,113
CarMax, Inc. (a)	3,013	272,616
Chipotle Mexican Grill, Inc. (a)	525	686,312
Costco Wholesale Corp.	8,294	3,975,148
Darden Restaurants, Inc.	2,319	262,325
Dollar General Corp.	4,279	1,050,238
Dollar Tree, Inc. (a)	4,196	653,947
Domino’s Pizza, Inc.	678	264,223
Genuine Parts Co.	2,654	352,982
The Home Depot, Inc.	19,339	5,304,108
Lowe’s Cos., Inc.	12,375	2,161,541
McDonald’s Corp.	13,848	3,418,794
O’Reilly Automotive, Inc. (a)	1,231	777,697
Ross Stores, Inc.	6,585	462,465
Starbucks Corp.	21,450	1,638,565
Target Corp.	8,659	1,222,911
The TJX Cos., Inc.	21,977	1,227,415
Tractor Supply Co.	2,084	403,983
Ulta Beauty, Inc. (a)	979	377,385
Walgreens Boots Alliance, Inc.	13,356	506,192
Walmart, Inc.	26,283	3,195,487
Yum! Brands, Inc.	5,320	603,873
		30,184,980
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,476	202,735
		54,391,610
Consumer, Non-cyclical — 22.3%
Agriculture — 0.8%
Altria Group, Inc.	33,844	1,413,664
Archer-Daniels-Midland Co.	10,554	818,991
Philip Morris International, Inc.	29,014	2,864,842
		5,097,497
Beverages — 1.9%
Brown-Forman Corp. Class B	3,394	238,123
The Coca-Cola Co.	73,038	4,594,821
Constellation Brands, Inc. Class A	3,038	708,036
Keurig Dr Pepper, Inc.	13,820	489,090
Molson Coors Beverage Co. Class B	3,546	193,292
Monster Beverage Corp. (a)	7,005	649,364
PepsiCo, Inc.	25,888	4,314,494
		11,187,220
Biotechnology — 1.6%
Amgen, Inc.	10,001	2,433,243
Bio-Rad Laboratories, Inc. Class A (a)	402	198,990

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biogen, Inc. (a)	2,739	$558,592
Corteva, Inc.	13,560	734,139
Gilead Sciences, Inc.	23,506	1,452,906
Illumina, Inc. (a)	2,950	543,862
Incyte Corp. (a)	3,501	265,971
Moderna, Inc. (a)	6,479	925,525
Regeneron Pharmaceuticals, Inc. (a)	2,024	1,196,447
Vertex Pharmaceuticals, Inc. (a)	4,789	1,349,492
		9,659,167
Commercial Services — 1.7%
Automatic Data Processing, Inc.	7,809	1,640,202
Cintas Corp.	1,623	606,239
Equifax, Inc.	2,275	415,825
FleetCor Technologies, Inc. (a)	1,455	305,710
Gartner, Inc. (a)	1,499	362,503
Global Payments, Inc.	5,253	581,192
MarketAxess Holdings, Inc.	716	183,303
Moody’s Corp.	2,997	815,094
Nielsen Holdings PLC	6,754	156,828
PayPal Holdings, Inc. (a)	21,648	1,511,896
Quanta Services, Inc.	2,704	338,919
Robert Half International, Inc.	2,061	154,348
Rollins, Inc.	4,204	146,804
S&P Global, Inc.	6,495	2,189,205
United Rentals, Inc. (a)	1,350	327,929
Verisk Analytics, Inc.	2,944	509,577
		10,245,574
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	15,724	1,260,121
The Estee Lauder Cos., Inc. Class A	4,335	1,103,995
The Procter & Gamble Co.	44,905	6,456,890
		8,821,006
Food — 1.2%
Campbell Soup Co.	3,806	182,878
Conagra Brands, Inc.	8,934	305,900
General Mills, Inc.	11,249	848,737
The Hershey Co.	2,741	589,754
Hormel Foods Corp.	5,249	248,593
The J.M. Smucker Co.	2,016	258,068
Kellogg Co.	4,771	340,363
The Kraft Heinz Co.	13,235	504,783
The Kroger Co.	12,270	580,739
Lamb Weston Holdings, Inc.	2,733	195,300
McCormick & Co., Inc.	4,657	387,695
Mondelez International, Inc. Class A	25,896	1,607,883
Sysco Corp.	9,558	809,658
Tyson Foods, Inc. Class A	5,448	468,855
		7,329,206

	Number of Shares	Value
Health Care – Products — 3.8%
Abbott Laboratories	32,772	$3,560,678
ABIOMED, Inc. (a)	845	209,146
Align Technology, Inc. (a)	1,367	323,528
Baxter International, Inc.	9,451	607,038
Bio-Techne Corp.	732	253,741
Boston Scientific Corp. (a)	26,806	999,060
The Cooper Cos., Inc.	918	287,444
Danaher Corp.	12,109	3,069,874
Dentsply Sirona, Inc.	4,115	147,029
Edwards Lifesciences Corp. (a)	11,644	1,107,228
Henry Schein, Inc. (a)	2,610	200,291
Hologic, Inc. (a)	4,661	323,007
IDEXX Laboratories, Inc. (a)	1,581	554,504
Intuitive Surgical, Inc. (a)	6,727	1,350,176
Medtronic PLC	25,076	2,250,571
PerkinElmer, Inc.	2,353	334,644
ResMed, Inc.	2,727	571,661
Steris PLC	1,868	385,088
Stryker Corp.	6,308	1,254,850
Teleflex, Inc.	871	214,135
Thermo Fisher Scientific, Inc.	7,326	3,980,069
Waters Corp. (a)	1,122	371,360
West Pharmaceutical Services, Inc.	1,381	417,573
Zimmer Biomet Holdings, Inc.	3,940	413,936
		23,186,631
Health Care – Services — 2.7%
Catalent, Inc. (a)	3,340	358,348
Centene Corp. (a)	10,970	928,172
Charles River Laboratories International, Inc. (a)	960	205,411
DaVita, Inc. (a)	1,142	91,314
Elevance Health, Inc.	4,508	2,175,471
HCA Healthcare, Inc.	4,262	716,272
Humana, Inc.	2,368	1,108,390
IQVIA Holdings, Inc. (a)	3,533	766,626
Laboratory Corp. of America Holdings	1,735	406,614
Molina Healthcare, Inc. (a)	1,088	304,216
Quest Diagnostics, Inc.	2,218	294,950
UnitedHealth Group, Inc.	17,554	9,016,261
Universal Health Services, Inc. Class B	1,274	128,304
		16,500,349
Household Products & Wares — 0.3%
Avery Dennison Corp.	1,545	250,089
Church & Dwight Co., Inc.	4,513	418,175
The Clorox Co.	2,294	323,408

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kimberly-Clark Corp.	6,321	$854,283
		1,845,955
Pharmaceuticals — 6.8%
AbbVie, Inc.	33,070	5,065,001
AmerisourceBergen Corp.	2,808	397,276
Becton Dickinson and Co.	5,343	1,317,210
Bristol-Myers Squibb Co.	39,845	3,068,065
Cardinal Health, Inc.	5,161	269,765
Cigna Corp.	5,942	1,565,836
CVS Health Corp.	24,562	2,275,915
DexCom, Inc. (a)	7,368	549,137
Eli Lilly & Co.	14,759	4,785,311
Johnson & Johnson	49,255	8,743,255
McKesson Corp.	2,719	886,965
Merck & Co., Inc.	47,333	4,315,350
Organon & Co.	4,773	161,089
Pfizer, Inc.	105,010	5,505,674
Viatris, Inc.	22,516	235,742
Zoetis, Inc.	8,824	1,516,757
		40,658,348
		134,530,953
Energy — 4.5%
Energy – Alternate Sources — 0.2%
Enphase Energy, Inc. (a)	2,537	495,324
SolarEdge Technologies, Inc. (a)	1,036	283,532
		778,856
Oil & Gas — 3.7%
APA Corp.	6,324	220,708
Chevron Corp.	36,768	5,323,271
ConocoPhillips	24,190	2,172,504
Coterra Energy, Inc.	15,176	391,389
Devon Energy Corp.	11,480	632,663
Diamondback Energy, Inc.	3,110	376,777
EOG Resources, Inc.	10,976	1,212,189
Exxon Mobil Corp.	78,819	6,750,059
Hess Corp.	5,200	550,888
Marathon Oil Corp.	13,234	297,500
Marathon Petroleum Corp.	10,120	831,965
Occidental Petroleum Corp.	16,693	982,884
Phillips 66	9,002	738,074
Pioneer Natural Resources Co.	4,204	937,828
Valero Energy Corp.	7,625	810,385
		22,229,084
Oil & Gas Services — 0.3%
Baker Hughes Co.	17,512	505,572
Halliburton Co.	16,933	531,019

	Number of Shares	Value
Schlumberger NV	26,449	$945,816
		1,982,407
Pipelines — 0.3%
Kinder Morgan, Inc.	36,353	609,276
ONEOK, Inc.	8,310	461,205
The Williams Cos., Inc.	22,854	713,274
		1,783,755
		26,774,102
Financial — 14.8%
Banks — 4.5%
Bank of America Corp.	132,749	4,132,476
The Bank of New York Mellon Corp.	13,953	581,980
Citigroup, Inc.	36,339	1,671,231
Citizens Financial Group, Inc.	9,200	328,348
Comerica, Inc.	2,460	180,515
Fifth Third Bancorp	12,894	433,238
First Republic Bank	3,344	482,205
The Goldman Sachs Group, Inc.	6,428	1,909,244
Huntington Bancshares, Inc.	26,791	322,296
JP Morgan Chase & Co.	54,951	6,188,032
KeyCorp.	17,295	297,993
M&T Bank Corp.	3,343	532,841
Morgan Stanley	26,181	1,991,327
Northern Trust Corp.	3,874	373,763
The PNC Financial Services Group, Inc.	7,728	1,219,247
Regions Financial Corp.	17,555	329,156
Signature Bank	1,167	209,138
State Street Corp.	6,900	425,385
SVB Financial Group (a)	1,096	432,909
Truist Financial Corp.	24,884	1,180,248
US Bancorp	25,343	1,166,285
Wells Fargo & Co.	70,938	2,778,641
Zions Bancorp NA	2,824	143,742
		27,310,240
Diversified Financial Services — 3.7%
American Express Co.	11,405	1,580,961
Ameriprise Financial, Inc.	2,069	491,760
BlackRock, Inc.	2,668	1,624,919
Capital One Financial Corp.	7,366	767,464
Cboe Global Markets, Inc.	1,980	224,116
The Charles Schwab Corp.	28,220	1,782,940
CME Group, Inc.	6,736	1,378,859
Discover Financial Services	5,261	497,585
Franklin Resources, Inc.	5,293	123,380
Intercontinental Exchange, Inc.	10,480	985,539
Invesco Ltd.	6,424	103,619
Mastercard, Inc. Class A	16,067	5,068,817

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nasdaq, Inc.	2,145	$327,198
Raymond James Financial, Inc.	3,659	327,151
Synchrony Financial	9,385	259,214
T. Rowe Price Group, Inc.	4,272	485,342
Visa, Inc. Class A	30,808	6,065,787
		22,094,651
Insurance — 3.7%
Aflac, Inc.	11,057	611,784
The Allstate Corp.	5,150	652,659
American International Group, Inc.	14,861	759,843
Aon PLC Class A	3,967	1,069,821
Arthur J Gallagher & Co.	3,944	643,030
Assurant, Inc.	1,015	175,443
Berkshire Hathaway, Inc. Class B (a)	33,855	9,243,092
Brown & Brown, Inc.	4,362	254,479
Chubb Ltd.	7,931	1,559,076
Cincinnati Financial Corp.	2,794	332,430
Everest Re Group Ltd.	741	207,687
Globe Life, Inc.	1,678	163,555
The Hartford Financial Services Group, Inc.	6,127	400,890
Lincoln National Corp.	2,987	139,702
Loews Corp.	3,636	215,469
Marsh & McLennan Cos., Inc.	9,381	1,456,400
MetLife, Inc.	12,908	810,493
Principal Financial Group, Inc.	4,369	291,805
The Progressive Corp.	10,962	1,274,552
Prudential Financial, Inc.	7,038	673,396
The Travelers Cos., Inc.	4,497	760,578
W.R. Berkley Corp.	3,901	266,282
Willis Towers Watson PLC	2,094	413,335
		22,375,801
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	6,101	449,095
Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc.	2,788	404,344
American Tower Corp.	8,705	2,224,911
AvalonBay Communities, Inc.	2,606	506,215
Boston Properties, Inc.	2,648	235,619
Camden Property Trust	1,981	266,405
Crown Castle International Corp.	8,116	1,366,572
Digital Realty Trust, Inc.	5,342	693,552
Duke Realty Corp.	7,230	397,288
Equinix, Inc.	1,701	1,117,591
Equity Residential	6,374	460,330
Essex Property Trust, Inc.	1,216	317,996
Extra Space Storage, Inc.	2,498	424,960
Federal Realty OP LP	1,315	125,898

	Number of Shares	Value
Healthpeak Properties, Inc.	10,044	$260,240
Host Hotels & Resorts, Inc.	13,294	208,450
Iron Mountain, Inc.	5,394	262,634
Kimco Realty Corp.	11,477	226,900
Mid-America Apartment Communities, Inc.	2,152	375,890
Prologis, Inc.	13,870	1,631,805
Public Storage	2,864	895,487
Realty Income Corp.	11,230	766,560
Regency Centers Corp.	2,901	172,058
SBA Communications Corp.	2,012	643,941
Simon Property Group, Inc.	6,127	581,575
UDR, Inc.	5,566	256,259
Ventas, Inc.	7,442	382,742
VICI Properties, Inc.	17,959	534,999
Vornado Realty Trust	2,993	85,570
Welltower, Inc.	8,480	698,328
Weyerhaeuser Co.	13,937	461,593
		16,986,712
		89,216,499
Industrial — 7.7%
Aerospace & Defense — 1.7%
The Boeing Co. (a)	10,405	1,422,572
General Dynamics Corp.	4,322	956,242
Howmet Aerospace, Inc.	7,060	222,037
L3 Harris Technologies, Inc.	3,605	871,328
Lockheed Martin Corp.	4,430	1,904,723
Northrop Grumman Corp.	2,737	1,309,846
Raytheon Technologies Corp.	27,833	2,675,030
Teledyne Technologies, Inc. (a)	869	325,971
TransDigm Group, Inc. (a)	967	518,960
		10,206,709
Building Materials — 0.4%
Carrier Global Corp.	15,954	568,920
Fortune Brands Home & Security, Inc.	2,418	144,790
Johnson Controls International PLC	12,982	621,578
Martin Marietta Materials, Inc.	1,164	348,315
Masco Corp.	4,462	225,777
Mohawk Industries, Inc. (a)	953	118,258
Vulcan Materials Co.	2,476	351,839
		2,379,477
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,314	474,065
Emerson Electric Co.	11,138	885,917
Generac Holdings, Inc. (a)	1,202	253,117
		1,613,099
Electronics — 1.0%
Agilent Technologies, Inc.	5,603	665,468

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Allegion PLC	1,625	$159,087
Amphenol Corp. Class A	11,169	719,060
Fortive Corp.	6,686	363,585
Garmin Ltd.	2,875	282,469
Honeywell International, Inc.	12,738	2,213,992
Keysight Technologies, Inc. (a)	3,413	470,482
Mettler-Toledo International, Inc. (a)	423	485,930
TE Connectivity Ltd.	6,014	680,484
Trimble, Inc. (a)	4,677	272,342
		6,312,899
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	2,410	306,383
Environmental Controls — 0.3%
Pentair PLC	3,115	142,574
Republic Services, Inc.	3,898	510,131
Waste Management, Inc.	7,136	1,091,665
		1,744,370
Hand & Machine Tools — 0.1%
Snap-on, Inc.	996	196,242
Stanley Black & Decker, Inc.	2,843	298,117
		494,359
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	9,988	1,785,455
Machinery – Diversified — 0.7%
Deere & Co.	5,231	1,566,528
Dover Corp.	2,683	325,501
IDEX Corp.	1,415	257,006
Ingersoll Rand, Inc.	7,600	319,808
Nordson Corp.	1,009	204,262
Otis Worldwide Corp.	7,928	560,272
Rockwell Automation, Inc.	2,166	431,705
Westinghouse Air Brake Technologies Corp.	3,397	278,826
Xylem, Inc.	3,360	262,685
		4,206,593
Miscellaneous - Manufacturing — 1.0%
3M Co.	10,649	1,378,087
A.O. Smith Corp.	2,474	135,278
Eaton Corp. PLC	7,481	942,531
General Electric Co.	20,626	1,313,257
Illinois Tool Works, Inc.	5,294	964,832
Parker-Hannifin Corp.	2,395	589,290
Textron, Inc.	3,995	243,975
Trane Technologies PLC	4,355	565,584
		6,132,834

	Number of Shares	Value
Packaging & Containers — 0.2%
Amcor PLC	28,262	$351,297
Ball Corp.	5,957	409,663
Packaging Corp. of America	1,769	243,237
Sealed Air Corp.	2,749	158,672
WestRock Co.	4,727	188,324
		1,351,193
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	754	164,236
Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	2,364	239,639
CSX Corp.	40,754	1,184,311
Expeditors International of Washington, Inc.	3,159	307,876
FedEx Corp.	4,467	1,012,714
J.B. Hunt Transport Services, Inc.	1,567	246,756
Norfolk Southern Corp.	4,472	1,016,441
Old Dominion Freight Line, Inc.	1,711	438,495
Union Pacific Corp.	11,762	2,508,599
United Parcel Service, Inc. Class B	13,756	2,511,020
		9,465,851
		46,163,458
Technology — 23.0%
Computers — 8.1%
Accenture PLC Class A	11,861	3,293,207
Apple, Inc.	287,769	39,343,778
Cognizant Technology Solutions Corp. Class A	9,796	661,132
DXC Technology Co. (a)	4,555	138,062
EPAM Systems, Inc. (a)	1,076	317,183
Fortinet, Inc. (a)	12,475	705,836
Hewlett Packard Enterprise Co.	24,464	324,393
HP, Inc.	19,740	647,077
International Business Machines Corp.	16,834	2,376,792
Leidos Holdings, Inc.	2,539	255,703
NetApp, Inc.	4,143	270,289
Seagate Technology Holdings PLC	3,675	262,542
Western Digital Corp. (a)	5,834	261,538
		48,857,532
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	989	290,716
Semiconductors — 5.0%
Advanced Micro Devices, Inc. (a)	30,335	2,319,717
Analog Devices, Inc.	9,800	1,431,682
Applied Materials, Inc.	16,563	1,506,902
Broadcom, Inc.	7,643	3,713,046
Intel Corp.	76,573	2,864,596
KLA Corp.	2,787	889,276

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lam Research Corp.	2,602	$1,108,842
Microchip Technology, Inc.	10,370	602,290
Micron Technology, Inc.	20,884	1,154,468
Monolithic Power Systems, Inc.	825	316,833
NVIDIA Corp.	46,868	7,104,720
NXP Semiconductor NV	4,903	725,791
ON Semiconductor Corp. (a)	8,138	409,423
Qorvo, Inc. (a)	2,014	189,960
QUALCOMM, Inc.	20,947	2,675,770
Skyworks Solutions, Inc.	2,992	277,179
Teradyne, Inc.	2,978	266,680
Texas Instruments, Inc.	17,270	2,653,535
		30,210,710
Software — 9.8%
Activision Blizzard, Inc.	14,658	1,141,272
Adobe, Inc. (a)	8,845	3,237,801
Akamai Technologies, Inc. (a)	3,028	276,547
ANSYS, Inc. (a)	1,627	389,325
Autodesk, Inc. (a)	4,061	698,330
Broadridge Financial Solutions, Inc.	2,177	310,331
Cadence Design Systems, Inc. (a)	5,170	775,655
Ceridian HCM Holding, Inc. (a)	2,569	120,949
Citrix Systems, Inc.	2,318	225,240
Electronic Arts, Inc.	5,246	638,176
Fidelity National Information Services, Inc.	11,450	1,049,622
Fiserv, Inc. (a)	10,904	970,129
Intuit, Inc.	5,298	2,042,061
Jack Henry & Associates, Inc.	1,355	243,927
Microsoft Corp.	139,969	35,948,238
MSCI, Inc.	1,516	624,819
Oracle Corp.	29,488	2,060,327
Paychex, Inc.	5,990	682,081
Paycom Software, Inc. (a)	895	250,707
PTC, Inc. (a)	1,955	207,895
Roper Technologies, Inc.	1,987	784,170
Salesforce, Inc. (a)	18,593	3,068,589
ServiceNow, Inc. (a)	3,752	1,784,151
Synopsys, Inc. (a)	2,862	869,189
Take-Two Interactive Software, Inc. (a)	2,948	361,218
Tyler Technologies, Inc. (a)	782	259,999
		59,020,748
		138,379,706

	Number of Shares	Value
Utilities — 3.1%
Electric — 2.9%
AES Corp.	12,413	$260,797
Alliant Energy Corp.	4,666	273,474
Ameren Corp.	4,806	434,270
American Electric Power Co., Inc.	9,591	920,161
CenterPoint Energy, Inc.	11,723	346,766
CMS Energy Corp.	5,406	364,905
Consolidated Edison, Inc.	6,652	632,605
Constellation Energy Corp.	6,087	348,542
Dominion Energy, Inc.	15,208	1,213,751
DTE Energy Co.	3,611	457,694
Duke Energy Corp.	14,427	1,546,719
Edison International	7,165	453,115
Entergy Corp.	3,823	430,623
Evergy, Inc.	4,269	278,552
Eversource Energy	6,477	547,112
Exelon Corp.	18,389	833,389
FirstEnergy Corp.	10,630	408,086
NextEra Energy, Inc.	36,743	2,846,113
NRG Energy, Inc.	4,393	167,681
Pinnacle West Capital Corp.	2,120	155,014
PPL Corp.	13,702	371,735
Public Service Enterprise Group, Inc.	9,313	589,327
Sempra Energy	5,878	883,287
The Southern Co.	19,913	1,419,996
WEC Energy Group, Inc.	5,886	592,367
Xcel Energy, Inc.	10,203	721,964
		17,498,045
Gas — 0.1%
Atmos Energy Corp.	2,617	293,366
NiSource, Inc.	7,657	225,805
		519,171
Water — 0.1%
American Water Works Co., Inc.	3,386	503,735
		18,520,951

TOTAL COMMON STOCK (Cost $350,799,173)		597,021,432

TOTAL EQUITIES (Cost $350,799,173)		597,021,432

TOTAL LONG-TERM INVESTMENTS (Cost $350,799,173)		597,021,432

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (c)	$3,572,534	$3,572,534
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill
1.859% 11/25/22 (d)	860,000	852,880

TOTAL SHORT-TERM INVESTMENTS (Cost $4,426,142)		4,425,414

TOTAL INVESTMENTS — 99.9% (Cost $355,225,315) (e)		601,446,846

Other Assets/(Liabilities) — 0.1%		589,518

NET ASSETS — 100.0%		$602,036,364

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $133,689 or 0.02% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $136,836 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $3,572,557. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $3,644,009.

(d)	The rate shown represents yield-to-maturity.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	9/16/22	24	$4,670,462	$(123,062)

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 2.0%
American Tower Corp.	24,411	$6,239,207
		60,125,232
Industrial — 13.7%
Aerospace & Defense — 6.0%
Lockheed Martin Corp.	7,387	3,176,114
Northrop Grumman Corp.	32,808	15,700,925
		18,877,039
Electronics — 4.7%
Honeywell International, Inc.	84,378	14,665,740
Transportation — 3.0%
Union Pacific Corp.	44,796	9,554,091
		43,096,870
Technology — 6.1%
Computers — 3.2%
Accenture PLC Class A	35,812	9,943,202
Software — 2.9%
Microsoft Corp.	36,028	9,253,071
		19,196,273

TOTAL COMMON STOCK (Cost $287,898,912)		311,790,041

TOTAL EQUITIES (Cost $287,898,912)		311,790,041

TOTAL LONG-TERM INVESTMENTS (Cost $287,898,912)		311,790,041
	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (a)	$3,122,339	3,122,339

TOTAL SHORT-TERM INVESTMENTS (Cost $3,122,339)		3,122,339

TOTAL INVESTMENTS — 100.1% (Cost $291,021,251) (b)		314,912,380

Other Assets/(Liabilities) — (0.1)%		(182,348)

NET ASSETS — 100.0%		$314,730,032

	Number of Shares	Value
EQUITIES — 99.1%
COMMON STOCK — 99.1%
Basic Materials — 7.2%
Chemicals — 7.2%
Ecolab, Inc.	81,012	$12,456,406
Linde PLC	34,925	10,041,985
		22,498,391
Consumer, Cyclical — 13.4%
Apparel — 4.2%
NIKE, Inc. Class B	130,349	13,321,668
Retail — 9.2%
McDonald’s Corp.	52,651	12,998,479
The TJX Cos., Inc.	286,221	15,985,442
		28,983,921
		42,305,589
Consumer, Non-cyclical — 39.6%
Beverages — 7.3%
The Coca-Cola Co.	114,440	7,199,420
PepsiCo, Inc.	95,256	15,875,365
		23,074,785
Cosmetics & Personal Care — 9.0%
Colgate-Palmolive Co.	189,921	15,220,269
The Procter & Gamble Co.	90,282	12,981,649
		28,201,918
Health Care – Products — 13.1%
Baxter International, Inc.	132,132	8,486,838
Danaher Corp.	52,790	13,383,321
Medtronic PLC	116,873	10,489,352
Stryker Corp.	44,954	8,942,699
		41,302,210
Health Care – Services — 5.6%
UnitedHealth Group, Inc.	34,006	17,466,502
Pharmaceuticals — 4.6%
Johnson & Johnson	81,811	14,522,271
		124,567,686
Financial — 19.1%
Diversified Financial Services — 7.8%
American Express Co.	68,310	9,469,132
Visa, Inc. Class A	76,406	15,043,578
		24,512,710
Insurance — 9.3%
Chubb Ltd.	73,129	14,375,699
Marsh & McLennan Cos., Inc.	96,603	14,997,616
		29,373,315

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Maturity value of $3,122,360. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $3,184,812.

(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	84.8%
Ireland	9.7%
Switzerland	4.6%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.8%
COMMON STOCK — 99.8%
Australia — 3.7%
BHP Group Ltd. Sponsored ADR (a)	10,700	$601,126
BHP Group Ltd.	22,900	659,581
Lendlease Corp Ltd.	165,200	1,039,422
Macquarie Group Ltd.	16,700	1,898,014
Santos Ltd.	417,300	2,127,372
Woodside Energy Group Ltd.	20,204	442,448
		6,767,963
Austria — 0.2%
ams-OSRAM AG (b)	44,600	402,312
Belgium — 2.9%
Anheuser-Busch InBev SA	49,700	2,680,943
Groupe Bruxelles Lambert SA	14,900	1,244,762
KBC Group NV	23,000	1,292,009
		5,217,714
Canada — 0.5%
TFI International, Inc.	12,200	979,355
Cayman Islands — 3.1%
CK Asset Holdings Ltd.	346,000	2,450,822
CK Hutchison Holdings Ltd.	481,600	3,275,263
		5,726,085
Finland — 0.6%
Nokia OYJ	245,100	1,141,720
France — 10.4%
Amundi SA (a) (c)	21,400	1,184,618
Capgemini SE	11,000	1,902,220
Cie de Saint-Gobain	20,000	868,769
Dassault Aviation SA	6,200	967,875
Engie SA	295,200	3,426,214
Rexel SA	38,100	586,651
Sanofi	34,100	3,448,386
TotalEnergies SE	52,200	2,751,565
Ubisoft Entertainment SA (b)	23,900	1,055,700
Veolia Environnement SA	113,512	2,808,276
		19,000,274
Germany — 11.3%
Allianz SE Registered	6,900	1,317,169
BASF SE	47,300	2,058,313
Bayer AG Registered	10,700	635,725
Deutsche Boerse AG	13,300	2,224,483
Deutsche Post AG Registered	48,900	1,832,055
Fresenius SE & Co. KGaA	71,000	2,151,316
HeidelbergCement AG	43,100	2,070,439
Infineon Technologies AG	65,900	1,594,467
SAP SE	26,000	2,368,669

	Number of Shares	Value
Siemens AG Registered	22,700	$2,310,352
Siemens Energy AG (b)	87,700	1,286,147
Talanx AG (b)	20,700	787,656
		20,636,791
Ireland — 4.1%
AIB Group PLC	572,500	1,305,720
DCC PLC	31,000	1,937,031
Linde PLC	6,700	1,926,451
Smurfit Kappa Group PLC	65,900	2,223,769
		7,392,971
Israel — 1.1%
Check Point Software Technologies Ltd. (b)	15,800	1,924,124
Italy — 0.2%
Prysmian SpA	16,100	444,312
Japan — 21.4%
Astellas Pharma, Inc.	161,600	2,517,833
Denka Co. Ltd.	38,500	932,806
FANUC Corp.	12,200	1,912,263
Fujitsu Ltd.	12,300	1,539,617
Hitachi Ltd.	50,400	2,388,014
Kirin Holdings Co. Ltd.	93,300	1,470,430
Kyocera Corp.	40,000	2,141,057
Nintendo Co. Ltd.	6,600	2,852,470
Olympus Corp.	78,300	1,574,673
ORIX Corp.	134,200	2,252,839
Rakuten Group, Inc.	269,600	1,217,332
SBI Holdings, Inc.	79,200	1,551,029
Sega Sammy Holdings, Inc.	52,800	848,110
Seven & i Holdings Co. Ltd.	81,900	3,174,813
Sony Group Corp.	56,100	4,584,706
Square Enix Holdings Co. Ltd.	27,000	1,196,741
Sumitomo Mitsui Financial Group, Inc.	78,100	2,319,492
Toshiba Corp.	40,500	1,647,201
Toyota Industries Corp.	45,500	2,820,322
		38,941,748
Luxembourg — 0.8%
ArcelorMittal SA	60,200	1,366,933
Netherlands — 5.7%
AerCap Holdings NV (b)	35,400	1,449,276
ASML Holding NV	4,000	1,930,512
CNH Industrial NV	134,000	1,555,255
EXOR NV	10,400	652,728
Heineken Holding NV	35,400	2,589,283
Koninklijke Philips NV	35,779	776,313
NXP Semiconductor NV	10,300	1,524,709
		10,478,076

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Norway — 0.8%
Mowi ASA	63,900	$1,457,859
Republic of Korea — 1.7%
Samsung Electronics Co. Ltd.	70,700	3,096,989
Singapore — 1.4%
DBS Group Holdings, Ltd.	116,200	2,487,191
Sweden — 3.0%
Essity AB Class B	49,700	1,297,607
Husqvarna AB Class B	44,900	330,420
Investor AB Class B	77,000	1,267,256
Lundin Energy MergerCo AB (a) (d) (e)	29,100	1,186,973
Volvo AB Class B	84,298	1,306,673
		5,388,929
Switzerland — 9.8%
ABB Ltd. Registered	84,000	2,244,988
Alcon, Inc.	8,300	579,791
Cie Financiere Richemont SA Registered	17,800	1,895,630
Nestle SA Registered	26,200	3,073,815
Novartis AG Registered	39,700	3,358,298
Roche Holding AG	9,800	3,271,511
UBS Group AG Registered	216,400	3,493,160
		17,917,193
United Kingdom — 17.1%
Ashtead Group PLC	31,800	1,334,026
Aviva PLC	210,976	1,030,718
Barratt Developments PLC	135,100	753,067
BP PLC	394,800	1,859,464
The British Land Co. PLC	95,883	522,324
Bunzl PLC	39,900	1,321,321
Burberry Group PLC	24,300	486,124
Entain PLC (b)	40,700	617,589
Glencore PLC	295,400	1,600,734
GSK PLC	97,000	2,085,734
Imperial Brands PLC	32,700	730,877
Inchcape PLC	101,900	863,717
Informa PLC (b)	215,300	1,387,500
Kingfisher PLC	179,400	533,560
Liberty Global PLC Class C (b)	35,500	784,195
Lloyds Banking Group PLC	4,554,600	2,349,321
Melrose Industries PLC	858,290	1,567,194
Persimmon PLC	61,100	1,386,963
Reckitt Benckiser Group PLC	34,900	2,621,375
Smith & Nephew PLC	144,800	2,024,466
Tesco PLC	710,805	2,210,851
Unilever PLC	68,000	3,094,963
		31,166,083

	Number of Shares	Value

TOTAL COMMON STOCK (Cost $201,344,733)		$181,934,622

TOTAL EQUITIES (Cost $201,344,733)		181,934,622

MUTUAL FUNDS — 0.0%
United States — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	21,389	21,389

TOTAL MUTUAL FUNDS (Cost $21,389)		21,389

TOTAL LONG-TERM INVESTMENTS (Cost $201,366,122)		181,956,011
	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (g)	$442,616	442,616

TOTAL SHORT-TERM INVESTMENTS (Cost $442,616)		442,616

TOTAL INVESTMENTS — 100.0% (Cost $201,808,738) (h)		182,398,627

Other Assets/(Liabilities) — (0.0)%		(31,334)

NET ASSETS — 100.0%		$182,367,293

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $799,911 or 0.44% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $812,392 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2022, the aggregate market value of these securities amounted to $1,184,618 or 0.65% of net assets.

(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2022, these securities amounted to a value of $1,186,973 or 0.65% of net assets.
(e)	Investment was valued using significant unobservable inputs.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $442,619. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $451,506.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	26.4%
Financial	19.7%
Industrial	13.2%
Consumer, Cyclical	11.0%
Technology	10.6%
Basic Materials	6.2%
Energy	5.0%
Utilities	3.4%
Communications	2.5%
Diversified	1.8%
Mutual Funds	0.0%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.7%
COMMON STOCK — 99.7%
Basic Materials — 0.8%
Chemicals — 0.8%
Valvoline, Inc.	50,877	$1,466,784
Communications — 12.2%
Internet — 7.0%
Airbnb, Inc. Class A (a)	20,551	1,830,683
Alphabet, Inc. Class A (a)	2,503	5,454,688
Amazon.com, Inc. (a)	51,474	5,467,054
		12,752,425
Media — 1.1%
Comcast Corp. Class A	49,658	1,948,580
Telecommunications — 4.1%
Motorola Solutions, Inc.	8,726	1,828,969
Verizon Communications, Inc.	110,385	5,602,039
		7,431,008
		22,132,013
Consumer, Cyclical — 4.3%
Auto Manufacturers — 1.6%
General Motors Co. (a)	52,154	1,656,411
Tesla, Inc. (a)	1,934	1,302,394
		2,958,805
Home Builders — 0.8%
D.R. Horton, Inc.	21,365	1,414,150
Retail — 1.9%
O’Reilly Automotive, Inc. (a)	4,277	2,702,037
Target Corp.	5,029	710,246
		3,412,283
		7,785,238
Consumer, Non-cyclical — 24.6%
Beverages — 2.5%
The Coca-Cola Co.	51,981	3,270,125
Constellation Brands, Inc. Class A	5,669	1,321,217
		4,591,342
Biotechnology — 1.0%
Seagen, Inc. (a)	10,053	1,778,778
Commercial Services — 0.1%
TransUnion	2,533	202,615
Cosmetics & Personal Care — 3.0%
Coty, Inc. Class A (a)	46,450	372,064
The Procter & Gamble Co.	35,433	5,094,911
		5,466,975

	Number of Shares	Value
Food — 2.1%
Mondelez International, Inc. Class A	28,954	$1,797,754
Sysco Corp.	22,625	1,916,564
		3,714,318
Health Care – Products — 1.2%
Avantor, Inc. (a)	18,720	582,192
The Cooper Cos., Inc.	5,061	1,584,700
		2,166,892
Health Care – Services — 5.1%
HCA Healthcare, Inc.	13,644	2,293,011
Tenet Healthcare Corp. (a)	19,011	999,218
UnitedHealth Group, Inc.	11,532	5,923,181
		9,215,410
Pharmaceuticals — 9.6%
AstraZeneca PLC Sponsored ADR	53,014	3,502,635
Bayer AG Registered	24,556	1,458,958
CVS Health Corp.	38,785	3,593,818
Eli Lilly & Co.	17,674	5,730,441
Johnson & Johnson	17,632	3,129,856
		17,415,708
		44,552,038
Energy — 4.5%
Oil & Gas — 3.1%
APA Corp.	41,155	1,436,310
Exxon Mobil Corp.	48,150	4,123,566
		5,559,876
Pipelines — 1.4%
Cheniere Energy, Inc.	11,731	1,560,575
Magellan Midstream Partners LP (b)	21,266	1,015,664
		2,576,239
		8,136,115
Financial — 12.8%
Banks — 3.2%
First Citizens BancShares, Inc. Class A	2,834	1,852,812
JP Morgan Chase & Co.	32,257	3,632,461
SVB Financial Group (a)	693	273,728
		5,759,001
Diversified Financial Services — 3.5%
American Express Co.	19,960	2,766,855
The Charles Schwab Corp.	14,752	932,031
Intercontinental Exchange, Inc.	19,890	1,870,456
Rocket Cos., Inc. Class A	102,916	757,462
		6,326,804
Insurance — 3.3%
The Allstate Corp.	21,668	2,745,986

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Equitable Holdings, Inc.	125,976	$3,284,194
		6,030,180
Real Estate Investment Trusts (REITS) — 2.8%
Duke Realty Corp.	4,303	236,450
Prologis, Inc.	41,484	4,880,593
		5,117,043
		23,233,028
Industrial — 12.1%
Aerospace & Defense — 2.3%
Raytheon Technologies Corp.	43,520	4,182,707
Building Materials — 1.2%
Vulcan Materials Co.	15,207	2,160,915
Electronics — 0.7%
Honeywell International, Inc.	7,519	1,306,877
Environmental Controls — 0.7%
Waste Connections, Inc.	10,381	1,286,829
Machinery – Diversified — 2.9%
Deere & Co.	7,843	2,348,743
Otis Worldwide Corp.	40,519	2,863,478
		5,212,221
Transportation — 4.3%
FedEx Corp.	3,892	882,355
Union Pacific Corp.	9,271	1,977,319
United Parcel Service, Inc. Class B	26,785	4,889,334
		7,749,008
		21,898,557
Technology — 26.0%
Computers — 7.2%
Accenture PLC Class A	7,652	2,124,578
Amdocs Ltd.	11,046	920,242
Apple, Inc.	67,781	9,267,018
Crowdstrike Holdings, Inc. Class A (a)	3,433	578,667
		12,890,505
Semiconductors — 3.7%
Advanced Micro Devices, Inc. (a)	25,068	1,916,950
Applied Materials, Inc.	22,071	2,008,019
QUALCOMM, Inc.	21,962	2,805,426
		6,730,395
Software — 15.1%
Electronic Arts, Inc.	16,101	1,958,687
Fiserv, Inc. (a)	25,005	2,224,695
Manhattan Associates, Inc. (a)	4,728	541,829
Microsoft Corp.	50,293	12,916,751
Salesforce, Inc. (a)	12,634	2,085,115
ServiceNow, Inc. (a)	3,448	1,639,593

	Number of Shares	Value
Synopsys, Inc. (a)	4,315	$1,310,465
VMware, Inc. Class A	41,122	4,687,086
		27,364,221
		46,985,121
Utilities — 2.4%
Electric — 2.4%
FirstEnergy Corp.	98,181	3,769,168
The Southern Co.	7,722	550,656
		4,319,824

TOTAL COMMON STOCK (Cost $183,182,645)		180,508,718

TOTAL EQUITIES (Cost $183,182,645)		180,508,718

TOTAL LONG-TERM INVESTMENTS (Cost $183,182,645)		180,508,718
	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (c)	$816,582	816,582

TOTAL SHORT-TERM INVESTMENTS (Cost $816,582)		816,582

TOTAL INVESTMENTS — 100.2% (Cost $183,999,227) (d)		181,325,300

Other Assets/(Liabilities) — (0.2)%		(307,303)

NET ASSETS — 100.0%		$181,017,997

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Maturity value of $816,587. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $832,988.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Basic Materials — 2.6%
Chemicals — 2.6%
Axalta Coating Systems Ltd. (a)	52,439	$1,159,426
DuPont de Nemours, Inc.	42,632	2,369,487
Olin Corp.	17,455	807,817
		4,336,730
		4,336,730
Communications — 7.3%
Internet — 3.8%
Alphabet, Inc. Class A (a)	1,962	4,275,708
Meta Platforms, Inc. Class A (a)	12,798	2,063,678
		6,339,386
Telecommunications — 3.5%
Cisco Systems, Inc.	73,460	3,132,334
T-Mobile US, Inc. (a)	20,289	2,729,682
		5,862,016
		12,201,402
Consumer, Cyclical — 5.1%
Distribution & Wholesale — 0.7%
LKQ Corp.	25,095	1,231,914
Home Furnishing — 0.6%
Sony Group Corp. Sponsored ADR	11,203	916,069
Retail — 3.8%
AutoZone, Inc. (a)	2,225	4,781,792
Restaurant Brands International, Inc.	11,856	594,579
The TJX Cos., Inc.	16,585	926,272
		6,302,643
		8,450,626
Consumer, Non-cyclical — 31.8%
Beverages — 2.9%
Coca-Cola Europacific Partners PLC	32,975	1,701,840
Keurig Dr Pepper, Inc.	87,374	3,092,166
		4,794,006
Commercial Services — 2.7%
FleetCor Technologies, Inc. (a)	7,002	1,471,190
Global Payments, Inc.	13,441	1,487,112
United Rentals, Inc. (a)	5,982	1,453,088
		4,411,390
Cosmetics & Personal Care — 2.3%
The Procter & Gamble Co.	26,963	3,877,010
Food — 0.7%
US Foods Holding Corp. (a)	40,264	1,235,299
Health Care – Products — 1.1%
Avantor, Inc. (a)	61,238	1,904,502

	Number of Shares	Value
Health Care – Services — 5.7%
Centene Corp. (a)	37,983	$3,213,742
ICON PLC (a)	8,188	1,774,339
UnitedHealth Group, Inc.	8,656	4,445,981
		9,434,062
Pharmaceuticals — 16.4%
AbbVie, Inc.	19,859	3,041,604
AmerisourceBergen Corp.	10,965	1,551,328
Bristol-Myers Squibb Co.	32,035	2,466,695
Cigna Corp.	15,047	3,965,185
CVS Health Corp.	32,567	3,017,658
Johnson & Johnson	39,476	7,007,385
McKesson Corp.	3,307	1,078,777
Novartis AG Sponsored ADR	19,683	1,663,804
Sanofi ADR	69,255	3,464,828
		27,257,264
		52,913,533
Energy — 11.7%
Oil & Gas — 10.5%
Canadian Natural Resources Ltd.	43,322	2,325,525
Cenovus Energy, Inc.	84,096	1,598,665
ConocoPhillips	55,662	4,999,004
Devon Energy Corp.	28,403	1,565,289
EOG Resources, Inc.	12,195	1,346,816
Marathon Petroleum Corp.	33,111	2,722,055
Pioneer Natural Resources Co.	13,035	2,907,848
		17,465,202
Oil & Gas Services — 1.2%
Schlumberger NV	55,239	1,975,347
		19,440,549
Financial — 14.8%
Banks — 7.9%
Bank of America Corp.	69,036	2,149,091
The Goldman Sachs Group, Inc.	6,365	1,890,533
JP Morgan Chase & Co.	37,220	4,191,344
Truist Financial Corp.	34,496	1,636,145
Wells Fargo & Co.	83,624	3,275,552
		13,142,665
Diversified Financial Services — 1.9%
Capital One Financial Corp.	9,212	959,798
The Charles Schwab Corp.	34,712	2,193,104
		3,152,902
Insurance — 5.0%
Berkshire Hathaway, Inc. Class B (a)	18,053	4,928,830
Chubb Ltd.	10,047	1,975,039

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Everest Re Group Ltd.	5,041	$1,412,892
		8,316,761
		24,612,328
Industrial — 11.0%
Aerospace & Defense — 2.4%
General Dynamics Corp.	9,410	2,081,962
Howmet Aerospace, Inc.	58,593	1,842,750
		3,924,712
Building Materials — 1.5%
CRH PLC Sponsored ADR (b)	34,686	1,207,767
Mohawk Industries, Inc. (a)	10,901	1,352,705
		2,560,472
Electronics — 0.8%
Allegion PLC	7,614	745,410
Fortive Corp.	10,999	598,126
		1,343,536
Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	6,929	1,238,628
Machinery – Diversified — 3.6%
Deere & Co.	6,980	2,090,301
Dover Corp.	6,456	783,242
The Middleby Corp. (a)	4,312	540,552
Otis Worldwide Corp.	22,720	1,605,622
Westinghouse Air Brake Technologies Corp.	11,444	939,324
		5,959,041
Miscellaneous - Manufacturing — 1.1%
Eaton Corp. PLC	14,833	1,868,810
Transportation — 0.9%
Union Pacific Corp.	7,045	1,502,557
		18,397,756
Technology — 11.2%
Computers — 1.7%
Cognizant Technology Solutions Corp. Class A	20,362	1,374,232
Leidos Holdings, Inc.	14,637	1,474,092
		2,848,324
Semiconductors — 6.4%
Applied Materials, Inc.	15,329	1,394,632
KLA Corp.	2,983	951,816
Lam Research Corp.	1,749	745,336
Microchip Technology, Inc.	17,071	991,484
Micron Technology, Inc.	31,545	1,743,808
NXP Semiconductor NV	5,444	805,875

	Number of Shares	Value
Qorvo, Inc. (a)	11,897	$1,122,125
QUALCOMM, Inc.	23,202	2,963,824
		10,718,900
Software — 3.1%
Activision Blizzard, Inc.	18,596	1,447,884
Fidelity National Information Services, Inc.	25,588	2,345,652
SS&C Technologies Holdings, Inc	22,371	1,299,084
		5,092,620
		18,659,844
Utilities — 2.2%
Electric — 2.2%
CenterPoint Energy, Inc.	59,700	1,765,926
Dominion Energy, Inc.	23,765	1,896,685
		3,662,611
		3,662,611

TOTAL COMMON STOCK (Cost $140,664,404)		162,675,379

TOTAL EQUITIES (Cost $140,664,404)		162,675,379

TOTAL LONG-TERM INVESTMENTS (Cost $140,664,404)		162,675,379
	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (c)	$3,752,529	3,752,529

TOTAL SHORT-TERM INVESTMENTS (Cost $3,752,529)		3,752,529

TOTAL INVESTMENTS — 100.0% (Cost $144,416,933) (d)		166,427,908

Other Assets/(Liabilities) — 0.0%		42,520

NET ASSETS — 100.0%		$166,470,428

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $1,185,726 or 0.71% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,213,636 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $3,752,554. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $3,827,608.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.7%
COMMON STOCK — 98.7%
Austria — 0.3%
Erste Group Bank AG	14,424	$366,390
Canada — 3.9%
Canadian National Railway Co.	20,999	2,361,757
Canadian Pacific Railway Ltd.	39,771	2,777,607
		5,139,364
Denmark — 0.5%
Carlsberg A/S Class B	5,520	704,135
France — 10.7%
Air Liquide SA	8,688	1,174,286
Danone SA	39,978	2,246,719
EssilorLuxottica SA	3,364	508,832
Hermes International	385	434,945
Legrand SA	19,146	1,424,931
LVMH Moet Hennessy Louis Vuitton SE	4,855	2,996,181
Pernod Ricard SA	10,516	1,947,939
Schneider Electric SE	28,800	3,411,884
		14,145,717
Germany — 4.1%
Bayer AG Registered	28,381	1,686,215
Brenntag SE	8,969	583,741
Deutsche Boerse AG	4,384	733,243
Merck KGaA	10,757	1,815,554
MTU Aero Engines AG	3,038	553,014
		5,371,767
Ireland — 10.6%
Accenture PLC Class A	12,260	3,403,989
Aon PLC Class A	6,666	1,797,687
Linde PLC (a)	9,568	2,746,841
Linde PLC	2,102	604,388
Medtronic PLC	38,917	3,492,801
Willis Towers Watson PLC	9,868	1,947,844
		13,993,550
Israel — 1.0%
Check Point Software Technologies Ltd. (a)	10,817	1,317,294
Japan — 1.8%
Hoya Corp.	5,700	487,264
Kubota Corp.	89,800	1,343,081
Olympus Corp.	25,200	506,791
		2,337,136
Mexico — 0.2%
Grupo Financiero Banorte SAB de CV Class O	54,200	302,945

	Number of Shares	Value
Netherlands — 2.5%
Akzo Nobel NV	17,211	$1,137,108
Heineken NV	21,824	1,998,678
Wolters Kluwer NV	2,490	242,231
		3,378,017
Republic of Korea — 0.8%
Samsung Electronics Co. Ltd.	24,104	1,055,867
Spain — 0.8%
Aena SME SA (a) (b)	8,170	1,039,070
Sweden — 1.6%
Essity AB Class B	81,401	2,125,282
Switzerland — 8.8%
Adecco Group AG Registered	9,705	330,127
Cie Financiere Richemont SA Registered	18,114	1,929,070
Julius Baer Group Ltd.	10,318	476,693
Nestle SA Registered	28,386	3,330,279
Roche Holding AG	11,130	3,715,502
Sonova Holding AG Registered	1,417	451,275
UBS Group AG Registered	90,890	1,467,159
		11,700,105
United Kingdom — 7.5%
Aptiv PLC (a)	5,440	484,541
Burberry Group PLC	42,030	840,815
Compass Group PLC	42,187	863,688
Diageo PLC	66,847	2,883,901
London Stock Exchange Group PLC	9,419	875,582
Reckitt Benckiser Group PLC	26,709	2,006,141
Rolls-Royce Holdings PLC (a) (c)	571,329	577,794
Whitbread PLC	16,867	509,567
WPP PLC	88,607	890,433
		9,932,462
United States — 43.6%
3M Co.	11,564	1,496,497
Abbott Laboratories	19,423	2,110,309
Alphabet, Inc. Class A (a)	492	1,072,196
American Express Co.	11,584	1,605,774
Amphenol Corp. Class A	12,849	827,219
Boston Scientific Corp. (a)	54,250	2,021,898
Carrier Global Corp.	8,788	313,380
The Charles Schwab Corp.	32,731	2,067,945
Cognizant Technology Solutions Corp. Class A	22,090	1,490,854
Colgate-Palmolive Co.	14,973	1,199,936
Comcast Corp. Class A	90,365	3,545,923
The Cooper Cos., Inc.	3,810	1,192,987
eBay, Inc.	23,192	966,411
Equifax, Inc.	8,551	1,562,952

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fidelity National Information Services, Inc.	19,814	$1,816,349
Fiserv, Inc. (a)	21,648	1,926,023
The Goldman Sachs Group, Inc.	8,176	2,428,436
Honeywell International, Inc.	15,522	2,697,879
International Flavors & Fragrances, Inc.	12,395	1,476,492
Liberty Broadband Corp. Class C (a)	19,549	2,260,646
Marriott International, Inc. Class A	5,747	781,649
Microchip Technology, Inc.	10,502	609,956
Omnicom Group, Inc.	4,956	315,251
Oracle Corp.	30,506	2,131,454
Otis Worldwide Corp.	10,174	718,997
PayPal Holdings, Inc. (a)	7,185	501,800
PPG Industries, Inc.	12,563	1,436,453
Stryker Corp.	10,467	2,082,200
Thermo Fisher Scientific, Inc.	8,066	4,382,097
Union Pacific Corp.	6,104	1,301,861
United Parcel Service, Inc. Class B	8,167	1,490,804
Visa, Inc. Class A	20,612	4,058,297
The Walt Disney Co. (a)	18,428	1,739,603
Waters Corp. (a)	3,766	1,246,471
Zimmer Biomet Holdings, Inc.	8,198	861,282
		57,738,281

TOTAL COMMON STOCK (Cost $119,740,085)		130,647,382

TOTAL EQUITIES (Cost $119,740,085)		130,647,382

WARRANTS — 0.1%
Switzerland — 0.1%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	105,484	57,458

TOTAL WARRANTS (Cost $0)		57,458

TOTAL LONG-TERM INVESTMENTS (Cost $119,740,085)		130,704,840

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (d)	$949,537	$949,537

TOTAL SHORT-TERM INVESTMENTS (Cost $949,537)		949,537

TOTAL INVESTMENTS — 99.5% (Cost $120,689,622) (e)		131,654,377

Other Assets/(Liabilities) — 0.5%		656,356

NET ASSETS — 100.0%		$132,310,733

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2022, the aggregate market value of these securities amounted to $1,039,070 or 0.79% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $571,311 or 0.43% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $644,484 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Maturity value of $949,544. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $968,539.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	35.6%
Industrial	17.2%
Financial	13.7%
Technology	10.4%
Communications	8.3%
Basic Materials	6.9%
Consumer, Cyclical	6.7%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.4%
COMMON STOCK — 98.4%
Basic Materials — 8.0%
Chemicals — 8.0%
Air Products & Chemicals, Inc.	23,981	$5,766,951
Axalta Coating Systems Ltd. (a)	70,959	1,568,904
DuPont de Nemours, Inc.	59,624	3,313,902
Element Solutions, Inc.	81,548	1,451,554
International Flavors & Fragrances, Inc.	45,427	5,411,264
		17,512,575
		17,512,575
Communications — 3.1%
Media — 2.2%
Altice USA, Inc. Class A (a)	63,416	586,598
Comcast Corp. Class A	110,108	4,320,638
		4,907,236
Telecommunications — 0.9%
T-Mobile US, Inc. (a)	14,853	1,998,323
		6,905,559
Consumer, Cyclical — 6.6%
Entertainment — 1.0%
Marriott Vacations Worldwide Corp.	8,665	1,006,873
SeaWorld Entertainment, Inc. (a)	27,262	1,204,435
		2,211,308
Food Services — 0.7%
Aramark	49,197	1,506,904
Lodging — 1.1%
Las Vegas Sands Corp. (a)	47,965	1,611,144
MGM Resorts International	30,689	888,447
		2,499,591
Retail — 3.8%
Advance Auto Parts, Inc.	18,373	3,180,183
Dollar General Corp.	8,412	2,064,641
Lithia Motors, Inc.	3,979	1,093,469
Lowe’s Cos., Inc.	11,485	2,006,085
		8,344,378
		14,562,181
Consumer, Non-cyclical — 29.1%
Agriculture — 2.8%
Philip Morris International, Inc.	61,719	6,094,134
Beverages — 3.5%
Coca-Cola Europacific Partners PLC	107,474	5,546,733
Molson Coors Beverage Co. Class B	38,157	2,079,938
		7,626,671

	Number of Shares	Value
Biotechnology — 0.4%
Corteva, Inc.	14,887	$805,982
Commercial Services — 0.1%
PROG Holdings, Inc. (a)	18,875	311,438
Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	14,977	2,153,543
Health Care – Products — 3.8%
Envista Holdings Corp. (a)	32,845	1,265,846
Hologic, Inc. (a)	19,143	1,326,610
LivaNova PLC (a)	18,323	1,144,638
Medtronic PLC	52,137	4,679,296
		8,416,390
Health Care – Services — 5.6%
Elevance Health, Inc.	5,022	2,423,517
Humana, Inc.	6,904	3,231,555
UnitedHealth Group, Inc.	13,199	6,779,402
		12,434,474
Pharmaceuticals — 11.9%
Becton Dickinson and Co.	10,014	2,468,751
Cigna Corp.	19,598	5,164,465
CVS Health Corp.	54,237	5,025,601
Johnson & Johnson	10,921	1,938,587
Merck & Co., Inc.	88,042	8,026,789
Perrigo Co. PLC	87,223	3,538,637
		26,162,830
		64,005,462
Energy — 8.6%
Oil & Gas — 6.7%
Hess Corp.	50,533	5,353,466
Phillips 66	71,155	5,833,998
Pioneer Natural Resources Co.	9,860	2,199,569
Valero Energy Corp.	12,007	1,276,104
		14,663,137
Oil & Gas Services — 0.4%
Halliburton Co.	27,456	861,020
Pipelines — 1.5%
Enbridge, Inc. (b)	80,685	3,409,748
		18,933,905
Financial — 19.1%
Banks — 8.1%
JP Morgan Chase & Co.	29,315	3,301,162
M&T Bank Corp.	12,282	1,957,628
Northern Trust Corp.	38,593	3,723,453
US Bancorp	84,095	3,870,052
Wells Fargo & Co.	124,885	4,891,745
		17,744,040

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 0.8%
AerCap Holdings NV (a)	22,633	$926,595
American Express Co.	6,828	946,497
		1,873,092
Insurance — 6.7%
The Allstate Corp.	36,821	4,666,325
American International Group, Inc.	31,718	1,621,741
Axis Capital Holdings Ltd.	21,910	1,250,842
Chubb Ltd.	27,939	5,492,249
Willis Towers Watson PLC	8,336	1,645,443
		14,676,600
Real Estate — 0.4%
The Howard Hughes Corp. (a)	12,518	851,850
Real Estate Investment Trusts (REITS) — 3.1%
American Campus Communities, Inc.	24,621	1,587,316
Corporate Office Properties Trust	111,577	2,922,202
VICI Properties, Inc.	81,423	2,425,591
		6,935,109
		42,080,691
Industrial — 12.2%
Aerospace & Defense — 4.0%
General Dynamics Corp.	12,271	2,714,959
Raytheon Technologies Corp.	64,005	6,151,520
		8,866,479
Building Materials — 0.8%
MDU Resources Group, Inc.	68,868	1,858,747
Engineering & Construction — 1.3%
AECOM	24,367	1,589,216
Jacobs Engineering Group, Inc.	9,419	1,197,437
		2,786,653
Hand & Machine Tools — 1.8%
Stanley Black & Decker, Inc.	37,444	3,926,378
Machinery – Construction & Mining — 1.4%
BWX Technologies, Inc.	31,517	1,736,272
Vertiv Holdings Co.	154,763	1,272,152
		3,008,424
Machinery – Diversified — 2.1%
Deere & Co.	15,258	4,569,313
Transportation — 0.8%
J.B. Hunt Transport Services, Inc.	11,274	1,775,317
		26,791,311
Technology — 6.5%
Computers — 1.3%
Cognizant Technology Solutions Corp. Class A	42,764	2,886,142

	Number of Shares	Value
Semiconductors — 1.8%
Broadcom, Inc.	3,132	$1,521,557
Microchip Technology, Inc.	18,424	1,070,066
QUALCOMM, Inc.	11,839	1,512,314
		4,103,937
Software — 3.4%
Electronic Arts, Inc.	14,865	1,808,327
Fidelity National Information Services, Inc.	18,651	1,709,737
Oracle Corp.	55,721	3,893,227
		7,411,291
		14,401,370
Utilities — 5.2%
Electric — 5.2%
CenterPoint Energy, Inc.	56,764	1,679,079
Entergy Corp.	39,014	4,394,537
Exelon Corp.	36,653	1,661,114
Pinnacle West Capital Corp.	51,058	3,733,361
		11,468,091

TOTAL COMMON STOCK (Cost $188,804,492)		216,661,145

TOTAL EQUITIES (Cost $188,804,492)		216,661,145

TOTAL LONG-TERM INVESTMENTS (Cost $188,804,492)		216,661,145
	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (c)	$3,148,640	3,148,640

TOTAL SHORT-TERM INVESTMENTS (Cost $3,148,640)		3,148,640

TOTAL INVESTMENTS — 99.8% (Cost $191,953,132) (d)		219,809,785

Other Assets/(Liabilities) — 0.2%		343,167

NET ASSETS — 100.0%		$220,152,952

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $147,734 or 0.07% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $151,902 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $3,148,661. Collateralized by U.S. Government Agency obligations with rates ranging from 2.250% - 3.000%, maturity dates ranging from 6/30/24 - 11/15/24, and an aggregate market value, including accrued interest, of $3,211,747.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.5%
COMMON STOCK — 98.1%
Australia — 0.6%
Brambles Ltd.	78,500	$579,868
Orica Ltd.	58,386	634,371
		1,214,239
Belgium — 1.1%
Anheuser-Busch InBev SA	23,500	1,267,649
KBC Group NV	15,959	896,486
		2,164,135
Canada — 3.9%
Canadian National Railway Co.	21,732	2,444,198
Intact Financial Corp.	7,959	1,122,619
Open Text Corp.	25,400	960,788
Restaurant Brands International, Inc.	12,500	626,875
Suncor Energy, Inc.	39,701	1,392,866
The Toronto-Dominion Bank	23,261	1,525,374
		8,072,720
Cayman Islands — 2.6%
Alibaba Group Holding Ltd. (a)	121,940	1,739,439
JD.com, Inc. Class A	1,350	43,651
NetEase, Inc.	43,800	819,716
Tencent Holdings Ltd.	34,600	1,571,307
Trip.com Group Ltd. (a)	14,700	410,119
Vipshop Holdings Ltd. ADR (a)	83,664	827,437
		5,411,669
Denmark — 2.4%
Carlsberg A/S Class B	9,851	1,256,601
Novo Nordisk A/S Class B	32,652	3,624,090
		4,880,691
Finland — 0.2%
UPM-Kymmene OYJ	14,700	449,656
France — 16.9%
Accor SA (a)	44,100	1,211,157
Air Liquide SA	28,148	3,804,536
BNP Paribas SA	43,076	2,050,975
Capgemini SE	20,766	3,591,045
Cie de Saint-Gobain	23,189	1,007,294
Cie Generale des Etablissements Michelin SCA	35,620	979,449
Danone SA	16,000	899,182
Dassault Systemes SE	22,606	837,627
Edenred	12,400	587,580
Engie SA	131,084	1,521,415
EssilorLuxottica SA	13,725	2,076,016
Kering SA	1,275	662,437
L’Oreal SA	3,799	1,312,583

	Number of Shares	Value
Legrand SA	16,272	$1,211,035
LVMH Moet Hennessy Louis Vuitton SE	5,332	3,290,554
Pernod Ricard SA	13,495	2,499,756
Publicis Groupe SA	23,051	1,137,996
Schneider Electric SE	31,966	3,786,954
Valeo	46,110	902,505
Worldline SA (a) (b)	36,400	1,346,540
		34,716,636
Germany — 15.2%
adidas AG	6,410	1,133,681
Allianz SE Registered	9,595	1,831,629
Bayer AG Registered	71,642	4,256,503
Bayerische Motoren Werke AG	24,175	1,861,163
Beiersdorf AG	25,250	2,579,274
Continental AG	25,220	1,757,505
Daimler Truck Holding AG (a)	42,549	1,110,481
Deutsche Boerse AG	16,322	2,729,925
Fresenius Medical Care AG & Co. KGaA	20,000	998,882
Fresenius SE & Co. KGaA	40,000	1,212,009
Henkel AG & Co. KGaA	16,500	1,009,771
Mercedes-Benz Group AG	30,398	1,759,129
Merck KGaA	15,507	2,617,253
MTU Aero Engines AG	4,307	784,013
SAP SE	40,519	3,691,389
Siemens AG Registered	9,685	985,716
thyssenkrupp AG (a)	141,374	802,084
		31,120,407
Hong Kong — 1.8%
AIA Group Ltd.	344,800	3,787,335
India — 0.6%
Axis Bank Ltd. (a)	77,942	628,154
HDFC Bank Ltd. ADR	11,494	631,710
		1,259,864
Ireland — 1.9%
Linde PLC (a)	6,349	1,822,710
Ryanair Holdings PLC Sponsored ADR (a)	31,902	2,145,410
		3,968,120
Israel — 0.9%
Check Point Software Technologies Ltd. (a)	14,957	1,821,463
Italy — 2.2%
Eni SpA	74,144	880,815
Intesa Sanpaolo SpA	1,927,447	3,623,968
Intesa Sanpaolo SpA	12,000	22,344
		4,527,127

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Japan — 10.4%
Daikin Industries Ltd.	14,800	$2,375,336
Denso Corp.	19,200	1,021,284
Hitachi Ltd.	62,700	2,970,803
Hoya Corp.	17,800	1,521,631
Koito Manufacturing Co. Ltd.	23,400	743,363
Komatsu Ltd.	22,700	505,324
Kose Corp. (c)	10,600	965,170
Kubota Corp. (c)	112,500	1,682,590
Kyocera Corp.	28,600	1,530,856
Olympus Corp.	103,700	2,085,487
Shin-Etsu Chemical Co. Ltd.	6,300	711,204
SMC Corp.	2,800	1,249,462
Sony Group Corp.	20,600	1,683,511
Terumo Corp.	58,400	1,761,059
Toyota Motor Corp.	33,500	515,923
		21,323,003
Mexico — 0.3%
Grupo Televisa SAB Sponsored ADR	80,200	656,036
Netherlands — 5.3%
CNH Industrial NV	106,224	1,232,876
EXOR NV	20,920	1,312,988
ING Groep NV	132,106	1,311,090
Koninklijke Philips NV	83,521	1,812,192
Prosus NV (a)	39,473	2,608,704
QIAGEN NV (a)	29,825	1,400,666
Randstad NV	23,501	1,146,072
		10,824,588
Portugal — 0.5%
Galp Energia SGPS SA	90,702	1,063,213
Republic of Korea — 0.4%
NAVER Corp.	4,705	872,911
Singapore — 0.8%
DBS Group Holdings, Ltd.	81,200	1,738,037
Spain — 1.0%
Amadeus IT Group SA (a)	37,201	2,090,113
Sweden — 1.5%
Hennes & Mauritz AB Class B (c)	98,964	1,183,178
SKF AB Class B	69,800	1,028,373
Volvo AB Class B	52,170	808,668
		3,020,219

	Number of Shares	Value
Switzerland — 13.4%
Cie Financiere Richemont SA Registered	25,798	$2,747,386
Credit Suisse Group AG Registered (a)	273,919	1,559,699
Holcim AG (a)	31,759	1,360,326
Julius Baer Group Ltd. (a)	20,350	940,174
Nestle SA Registered	48,355	5,673,065
Novartis AG Registered	39,552	3,345,778
Roche Holding AG	15,221	5,081,191
Sika AG Registered	4,773	1,101,108
The Swatch Group AG	2,415	573,053
UBS Group AG Registered	177,446	2,864,359
Zurich Insurance Group AG	5,068	2,205,867
		27,452,006
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	24,190	1,977,533
United Kingdom — 12.6%
Compass Group PLC	146,648	3,002,303
Diageo PLC	54,021	2,330,564
Experian PLC	70,745	2,073,895
Glencore PLC	262,344	1,421,608
Informa PLC (a)	96,300	620,605
Liberty Global PLC Class A (a)	49,500	1,041,975
Lloyds Banking Group PLC	4,154,984	2,143,194
London Stock Exchange Group PLC	14,101	1,310,817
Natwest Group PLC	197,700	525,914
Prudential PLC	81,900	1,018,753
Reckitt Benckiser Group PLC	29,019	2,179,647
RELX PLC	85,911	2,319,938
Rio Tinto PLC	22,399	1,339,350
Rolls-Royce Holdings PLC (a)	857,319	867,020
Schroders PLC	33,600	1,094,071
Smiths Group PLC	22,300	380,285
Tesco PLC	452,748	1,408,204
WPP PLC	70,592	709,396
		25,787,539
United States — 0.6%
Yum China Holdings, Inc.	23,869	1,157,647

TOTAL COMMON STOCK (Cost $241,516,458)		201,356,907

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.4%
Republic of Korea — 0.4%
Samsung Electronics Co. Ltd. 1.760%	21,900	$878,668

TOTAL PREFERRED STOCK (Cost $1,246,434)		878,668

TOTAL EQUITIES (Cost $242,762,892)		202,235,575

MUTUAL FUNDS — 0.0%
United States — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	8,019	8,019

TOTAL MUTUAL FUNDS (Cost $8,019)		8,019

TOTAL LONG-TERM INVESTMENTS (Cost $242,770,911)		202,243,594
	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (e)	$2,138,053	2,138,053

TOTAL SHORT-TERM INVESTMENTS (Cost $2,138,053)		2,138,053

TOTAL INVESTMENTS — 99.5% (Cost $244,908,964) (f)		204,381,647

Other Assets/(Liabilities) — 0.5%		923,908

NET ASSETS — 100.0%		$205,305,555

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2022, the aggregate market value of these securities amounted to $1,346,540 or 0.66% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $2,559,682 or 1.25% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,848,625 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $2,138,067. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $2,180,911.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	31.1%
Financial	18.0%
Consumer, Cyclical	15.0%
Industrial	14.0%
Technology	7.1%
Communications	6.0%
Basic Materials	5.0%
Energy	1.6%
Utilities	0.7%
Mutual Funds	0.0%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.6%
COMMON STOCK — 98.6%
Communications — 27.1%
Internet — 22.2%
Alibaba Group Holding Ltd. Sponsored ADR (a)	26,509	$3,013,543
Alphabet, Inc. Class A (a)	2,620	5,709,661
Alphabet, Inc. Class C (a)	2,529	5,532,061
Amazon.com, Inc. (a)	74,460	7,908,397
Meta Platforms, Inc. Class A (a)	41,381	6,672,686
Netflix, Inc. (a)	22,577	3,948,040
Shopify, Inc. Class A (a)	62,860	1,963,747
		34,748,135
Media — 4.9%
FactSet Research Systems, Inc.	8,135	3,128,477
The Walt Disney Co. (a)	48,443	4,573,019
		7,701,496
		42,449,631
Consumer, Cyclical — 7.4%
Auto Manufacturers — 2.8%
Tesla, Inc. (a)	6,635	4,468,142
Retail — 4.6%
Starbucks Corp.	43,542	3,326,173
Yum China Holdings, Inc.	28,695	1,391,708
Yum! Brands, Inc.	21,343	2,422,644
		7,140,525
		11,608,667
Consumer, Non-cyclical — 23.3%
Beverages — 4.1%
Monster Beverage Corp. (a)	69,400	6,433,380
Biotechnology — 8.1%
Illumina, Inc. (a)	15,804	2,913,626
Regeneron Pharmaceuticals, Inc. (a)	7,377	4,360,766
Vertex Pharmaceuticals, Inc. (a)	19,365	5,456,863
		12,731,255
Commercial Services — 2.5%
Block, Inc. (a)	29,240	1,797,090
PayPal Holdings, Inc. (a)	29,657	2,071,245
		3,868,335
Health Care – Products — 1.1%
Intuitive Surgical, Inc. (a)	8,570	1,720,085
Pharmaceuticals — 7.5%
Novartis AG Sponsored ADR	63,515	5,368,923
Novo Nordisk A/S Sponsored ADR	23,182	2,583,170

	Number of Shares	Value
Roche Holding AG Sponsored ADR	92,555	$3,860,469
		11,812,562
		36,565,617
Financial — 8.0%
Diversified Financial Services — 8.0%
SEI Investments Co.	46,285	2,500,315
Visa, Inc. Class A	51,257	10,091,991
		12,592,306
Industrial — 8.2%
Aerospace & Defense — 4.9%
The Boeing Co. (a)	55,640	7,607,101
Machinery – Diversified — 1.6%
Deere & Co.	8,201	2,455,954
Transportation — 1.7%
Expeditors International of Washington, Inc.	27,818	2,711,142
		12,774,197
Technology — 24.6%
Semiconductors — 7.3%
NVIDIA Corp.	50,313	7,626,948
QUALCOMM, Inc.	29,857	3,813,933
		11,440,881
Software — 17.3%
Autodesk, Inc. (a)	31,104	5,348,644
Microsoft Corp.	32,701	8,398,598
Oracle Corp.	93,546	6,536,059
Salesforce, Inc. (a)	32,685	5,394,332
Workday, Inc. Class A (a)	10,839	1,512,907
		27,190,540
		38,631,421

TOTAL COMMON STOCK (Cost $159,961,497)		154,621,839

TOTAL EQUITIES (Cost $159,961,497)		154,621,839

TOTAL LONG-TERM INVESTMENTS (Cost $159,961,497)		154,621,839

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (b)	$2,180,094	$2,180,094

TOTAL SHORT-TERM INVESTMENTS (Cost $2,180,094)		2,180,094

TOTAL INVESTMENTS — 100.0% (Cost $162,141,591) (c)		156,801,933

Other Assets/(Liabilities) — (0.0)%		(24,852)

NET ASSETS — 100.0%		$156,777,081

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $2,180,109. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $2,223,765.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	87.9%
Switzerland	5.9%
Cayman Islands	1.9%
Denmark	1.6%
Canada	1.3%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 100.2%
COMMON STOCK — 100.2%
Basic Materials — 2.1%
Chemicals — 1.6%
Air Products & Chemicals, Inc. (a)	760	$182,765
Albemarle Corp. (a)	411	85,891
Celanese Corp. (a)	388	45,633
CF Industries Holdings, Inc. (a)	717	61,469
Dow, Inc. (a)	2,490	128,509
DuPont de Nemours, Inc. (a)	1,754	97,487
Eastman Chemical Co. (a)	421	37,793
Ecolab, Inc. (a)	845	129,927
FMC Corp. (a)	432	46,228
International Flavors & Fragrances, Inc. (a)	858	102,205
Linde PLC (a)	1,742	500,877
LyondellBasell Industries NV Class A (a)	870	76,090
The Mosaic Co. (a)	1,258	59,415
PPG Industries, Inc. (a)	852	97,418
The Sherwin-Williams Co. (a)	817	182,935
		1,834,642
Forest Products & Paper — 0.1%
International Paper Co. (a)	1,364	57,056
Iron & Steel — 0.1%
Nucor Corp. (a)	927	96,788
Mining — 0.3%
Freeport-McMoRan, Inc. (a)	5,003	146,388
Newmont Corp. (a)	2,713	161,884
		308,272
		2,296,758
Communications — 12.8%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. (a)	1,250	34,413
Omnicom Group, Inc. (a)	699	44,463
		78,876
Internet — 9.0%
Alphabet, Inc. Class A (a) (b)	1,052	2,292,581
Alphabet, Inc. Class C (a) (b)	943	2,062,765
Amazon.com, Inc. (a) (b)	30,291	3,217,207
Booking Holdings, Inc. (a) (b)	140	244,859
CDW Corp. (a)	445	70,114
eBay, Inc. (a)	1,955	81,465
Etsy, Inc. (a) (b)	430	31,480
Expedia Group, Inc. (a) (b)	508	48,174
F5, Inc. (a) (b)	212	32,444
Match Group, Inc. (a) (b)	1,004	69,969

	Number of Shares	Value
Meta Platforms, Inc. Class A (a) (b)	7,943	$1,280,809
Netflix, Inc. (a) (b)	1,546	270,349
NortonLifeLock, Inc. (a)	1,956	42,954
Twitter, Inc. (a) (b)	2,707	101,215
VeriSign, Inc. (a) (b)	313	52,374
		9,898,759
Media — 1.5%
Charter Communications, Inc. Class A (a) (b)	403	188,818
Comcast Corp. Class A (a)	15,353	602,452
DISH Network Corp. Class A (a) (b)	884	15,850
FactSet Research Systems, Inc. (a)	130	49,994
Fox Corp. Class A (a)	778	25,020
Fox Corp. Class B (a)	818	24,295
News Corp. Class A (a)	837	13,040
News Corp. Class B (a)	1,083	17,209
Paramount Global Class B (a)	2,050	50,594
The Walt Disney Co. (a) (b)	6,338	598,307
Warner Bros Discovery, Inc. (a) (b)	7,756	104,086
		1,689,665
Telecommunications — 2.2%
Arista Networks, Inc. (a) (b)	760	71,242
AT&T, Inc. (a)	24,884	521,569
Cisco Systems, Inc. (a)	14,345	611,671
Corning, Inc. (a)	2,701	85,109
Juniper Networks, Inc. (a)	1,049	29,897
Lumen Technologies, Inc. (a)	3,054	33,319
Motorola Solutions, Inc. (a)	599	125,550
T-Mobile US, Inc. (a) (b)	2,008	270,156
Verizon Communications, Inc. (a)	14,594	740,645
		2,489,158
		14,156,458
Consumer, Cyclical — 9.1%
Airlines — 0.2%
Alaska Air Group, Inc. (a) (b)	399	15,980
American Airlines Group, Inc. (a) (b)	2,059	26,108
Delta Air Lines, Inc. (a) (b)	2,283	66,139
Southwest Airlines Co. (a) (b)	2,149	77,622
United Airlines Holdings, Inc. (a) (b)	1,174	41,583
		227,432
Apparel — 0.5%
NIKE, Inc. Class B (a)	4,394	449,067
PVH Corp. (a)	214	12,177
Ralph Lauren Corp. (a)	181	16,227
Tapestry, Inc. (a)	845	25,789
VF Corp. (a)	1,144	50,530
		553,790

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 2.2%
Cummins, Inc. (a)	492	$95,217
Ford Motor Co. (a)	13,447	149,665
General Motors Co. (a) (b)	5,093	161,754
PACCAR, Inc. (a)	1,241	102,184
Tesla, Inc. (a) (b)	2,906	1,956,958
		2,465,778
Auto Parts & Equipment — 0.1%
Aptiv PLC (a) (b)	966	86,042
BorgWarner, Inc. (a)	879	29,332
		115,374
Distribution & Wholesale — 0.3%
Copart, Inc. (a) (b)	724	78,670
Fastenal Co. (a)	2,007	100,189
LKQ Corp. (a)	976	47,912
Pool Corp. (a)	138	48,470
W.W. Grainger, Inc. (a)	145	65,892
		341,133
Entertainment — 0.1%
Caesars Entertainment, Inc. (a) (b)	688	26,350
Live Nation Entertainment, Inc. (a) (b)	465	38,400
Penn National Gaming, Inc. (a) (b)	582	17,705
		82,455
Home Builders — 0.2%
D.R. Horton, Inc. (a)	1,071	70,889
Lennar Corp. Class A (a)	945	66,689
NVR, Inc. (a) (b)	11	44,045
PulteGroup, Inc. (a)	882	34,954
		216,577
Home Furnishing — 0.0%
Whirlpool Corp. (a)	190	29,425
Housewares — 0.0%
Newell Brands, Inc. (a)	1,346	25,628
Leisure Time — 0.1%
Carnival Corp. (a) (b)	2,613	22,602
Norwegian Cruise Line Holdings Ltd. (a) (b)	1,582	17,592
Royal Caribbean Cruises Ltd. (a) (b)	724	25,275
		65,469
Lodging — 0.3%
Hilton Worldwide Holdings, Inc. (a)	949	105,757
Las Vegas Sands Corp. (a) (b)	1,118	37,554
Marriott International, Inc. Class A (a)	932	126,761
MGM Resorts International (a)	1,335	38,648
Wynn Resorts Ltd. (a) (b)	383	21,823
		330,543

	Number of Shares	Value
Retail — 5.1%
Advance Auto Parts, Inc. (a)	220	$38,080
AutoZone, Inc. (a) (b)	70	150,438
Bath & Body Works, Inc. (a)	820	22,074
Best Buy Co., Inc. (a)	729	47,524
CarMax, Inc. (a) (b)	543	49,131
Chipotle Mexican Grill, Inc. (a) (b)	97	126,804
Costco Wholesale Corp. (a)	1,538	737,133
Darden Restaurants, Inc. (a)	447	50,565
Dollar General Corp. (a)	785	192,670
Dollar Tree, Inc. (a) (b)	763	118,914
Domino’s Pizza, Inc. (a)	127	49,493
Genuine Parts Co. (a)	460	61,180
The Home Depot, Inc. (a)	3,571	979,418
Lowe’s Cos., Inc. (a)	2,288	399,645
McDonald’s Corp. (a)	2,563	632,753
O’Reilly Automotive, Inc. (a) (b)	228	144,041
Ross Stores, Inc. (a)	1,228	86,242
Starbucks Corp. (a)	3,987	304,567
Target Corp. (a)	1,629	230,064
The TJX Cos., Inc. (a)	4,075	227,589
Tractor Supply Co. (a)	381	73,857
Ulta Beauty, Inc. (a) (b)	182	70,157
Walgreens Boots Alliance, Inc. (a)	2,526	95,735
Walmart, Inc. (a)	4,874	592,581
Yum! Brands, Inc. (a)	986	111,921
		5,592,576
Toys, Games & Hobbies — 0.0%
Hasbro, Inc. (a)	432	35,372
		10,081,552
Consumer, Non-cyclical — 22.6%
Agriculture — 0.9%
Altria Group, Inc. (a)	6,164	257,470
Archer-Daniels-Midland Co. (a)	1,971	152,950
Philip Morris International, Inc. (a)	5,400	533,196
		943,616
Beverages — 1.9%
Brown-Forman Corp. Class B (a)	604	42,377
The Coca-Cola Co. (a)	13,527	850,984
Constellation Brands, Inc. Class A (a)	575	134,009
Keurig Dr Pepper, Inc. (a)	2,626	92,934
Molson Coors Beverage Co. Class B (a)	613	33,415
Monster Beverage Corp. (a) (b)	1,265	117,265
PepsiCo, Inc. (a)	4,798	799,635
		2,070,619

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 1.6%
Amgen, Inc. (a)	1,853	$450,835
Bio-Rad Laboratories, Inc. Class A (a) (b)	72	35,640
Biogen, Inc. (a) (b)	517	105,437
Corteva, Inc. (a)	2,466	133,509
Gilead Sciences, Inc. (a)	4,364	269,739
Illumina, Inc. (a) (b)	530	97,711
Incyte Corp. (a) (b)	626	47,557
Moderna, Inc. (a) (b)	1,173	167,563
Regeneron Pharmaceuticals, Inc. (a) (b)	375	221,674
Vertex Pharmaceuticals, Inc. (a) (b)	889	250,511
		1,780,176
Commercial Services — 1.7%
Automatic Data Processing, Inc. (a)	1,434	301,197
Cintas Corp. (a)	309	115,421
Equifax, Inc. (a)	407	74,391
FleetCor Technologies, Inc. (a) (b)	267	56,099
Gartner, Inc. (a) (b)	277	66,987
Global Payments, Inc. (a)	962	106,436
MarketAxess Holdings, Inc. (a)	123	31,489
Moody’s Corp. (a)	566	153,935
Nielsen Holdings PLC (a)	1,135	26,355
PayPal Holdings, Inc. (a) (b)	3,976	277,684
Quanta Services, Inc. (a)	518	64,926
Robert Half International, Inc. (a)	357	26,736
Rollins, Inc. (a)	750	26,190
S&P Global, Inc. (a)	1,205	406,157
United Rentals, Inc. (a) (b)	243	59,027
Verisk Analytics, Inc. (a)	563	97,450
		1,890,480
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co. (a)	2,914	233,528
The Estee Lauder Cos., Inc. Class A (a)	797	202,972
The Procter & Gamble Co. (a)	8,313	1,195,326
		1,631,826
Food — 1.2%
Campbell Soup Co. (a)	671	32,242
Conagra Brands, Inc. (a)	1,779	60,913
General Mills, Inc. (a)	2,066	155,880
The Hershey Co. (a)	487	104,783
Hormel Foods Corp. (a)	937	44,376
The J.M. Smucker Co. (a)	391	50,052
Kellogg Co. (a)	909	64,848
The Kraft Heinz Co. (a)	2,390	91,155
The Kroger Co. (a)	2,262	107,060

	Number of Shares	Value
Lamb Weston Holdings, Inc. (a)	473	$33,801
McCormick & Co., Inc. (a)	913	76,007
Mondelez International, Inc. Class A (a)	4,703	292,009
Sysco Corp. (a)	1,743	147,649
Tyson Foods, Inc. Class A (a)	984	84,683
		1,345,458
Health Care – Products — 3.9%
Abbott Laboratories (a)	6,080	660,592
ABIOMED, Inc. (a) (b)	157	38,859
Align Technology, Inc. (a) (b)	249	58,931
Baxter International, Inc. (a)	1,721	110,540
Bio-Techne Corp. (a)	130	45,063
Boston Scientific Corp. (a) (b)	4,885	182,064
The Cooper Cos., Inc. (a)	180	56,362
Danaher Corp. (a)	2,248	569,913
Dentsply Sirona, Inc. (a)	744	26,583
Edwards Lifesciences Corp. (a) (b)	2,185	207,772
Henry Schein, Inc. (a) (b)	480	36,835
Hologic, Inc. (a) (b)	865	59,944
IDEXX Laboratories, Inc. (a) (b)	286	100,309
Intuitive Surgical, Inc. (a) (b)	1,254	251,690
Medtronic PLC (a)	4,662	418,414
PerkinElmer, Inc. (a)	421	59,875
ResMed, Inc. (a)	518	108,588
Steris PLC (a)	346	71,328
Stryker Corp. (a)	1,146	227,974
Teleflex, Inc. (a)	159	39,090
Thermo Fisher Scientific, Inc. (a)	1,358	737,774
Waters Corp. (a) (b)	213	70,499
West Pharmaceutical Services, Inc. (a)	254	76,802
Zimmer Biomet Holdings, Inc. (a)	698	73,332
		4,289,133
Health Care – Services — 2.8%
Catalent, Inc. (a) (b)	611	65,554
Centene Corp. (a) (b)	2,003	169,474
Charles River Laboratories International, Inc. (a) (b)	173	37,017
DaVita, Inc. (a) (b)	189	15,112
Elevance Health, Inc. (a)	827	399,094
HCA Healthcare, Inc. (a)	812	136,465
Humana, Inc. (a)	436	204,078
IQVIA Holdings, Inc. (a) (b)	657	142,562
Laboratory Corp. of America Holdings (a)	313	73,355
Molina Healthcare, Inc. (a) (b)	203	56,761
Quest Diagnostics, Inc. (a)	422	56,118
UnitedHealth Group, Inc. (a)	3,254	1,671,352

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Universal Health Services, Inc. Class B (a)	225	$22,660
		3,049,602
Household Products & Wares — 0.3%
Avery Dennison Corp. (a)	274	44,352
Church & Dwight Co., Inc. (a)	863	79,966
The Clorox Co. (a)	440	62,031
Kimberly-Clark Corp. (a)	1,174	158,666
		345,015
Pharmaceuticals — 6.8%
AbbVie, Inc. (a)	6,120	937,339
AmerisourceBergen Corp. (a)	501	70,882
Becton Dickinson and Co. (a)	995	245,297
Bristol-Myers Squibb Co. (a)	7,389	568,953
Cardinal Health, Inc. (a)	912	47,670
Cigna Corp. (a)	1,103	290,663
CVS Health Corp. (a)	4,566	423,086
DexCom, Inc. (a) (b)	1,377	102,628
Eli Lilly & Co. (a)	2,734	886,445
Johnson & Johnson (a)	9,120	1,618,891
McKesson Corp. (a)	509	166,041
Merck & Co., Inc. (a)	8,766	799,196
Organon & Co. (a)	877	29,599
Pfizer, Inc. (a)	19,449	1,019,711
Viatris, Inc. (a)	4,019	42,079
Zoetis, Inc. (a)	1,614	277,430
		7,525,910
		24,871,835
Energy — 4.5%
Energy – Alternate Sources — 0.1%
Enphase Energy, Inc. (a) (b)	458	89,420
SolarEdge Technologies, Inc. (a) (b)	194	53,094
		142,514
Oil & Gas — 3.7%
APA Corp. (a)	1,210	42,229
Chevron Corp. (a)	6,805	985,228
ConocoPhillips (a)	4,493	403,516
Coterra Energy, Inc. (a)	2,739	70,639
Devon Energy Corp. (a)	2,147	118,321
Diamondback Energy, Inc. (a)	572	69,298
EOG Resources, Inc. (a)	1,996	220,438
Exxon Mobil Corp. (a)	14,590	1,249,487
Hess Corp. (a)	973	103,080
Marathon Oil Corp. (a)	2,698	60,651
Marathon Petroleum Corp. (a)	1,885	154,966
Occidental Petroleum Corp. (a)	3,090	181,939
Phillips 66 (a)	1,684	138,071
Pioneer Natural Resources Co. (a)	774	172,664

	Number of Shares	Value
Valero Energy Corp. (a)	1,388	$147,517
		4,118,044
Oil & Gas Services — 0.4%
Baker Hughes Co. (a)	3,271	94,434
Halliburton Co. (a)	3,145	98,627
Schlumberger NV (a)	4,936	176,511
		369,572
Pipelines — 0.3%
Kinder Morgan, Inc. (a)	6,673	111,839
ONEOK, Inc. (a)	1,477	81,974
The Williams Cos., Inc. (a)	4,151	129,553
		323,366
		4,953,496
Financial — 15.0%
Banks — 4.6%
Bank of America Corp. (a)	24,645	767,199
The Bank of New York Mellon Corp. (a)	2,485	103,649
Citigroup, Inc. (a)	6,725	309,283
Citizens Financial Group, Inc. (a)	1,803	64,349
Comerica, Inc. (a)	420	30,820
Fifth Third Bancorp (a)	2,460	82,656
First Republic Bank (a)	651	93,874
The Goldman Sachs Group, Inc. (a)	1,192	354,048
Huntington Bancshares, Inc. (a)	4,977	59,873
JP Morgan Chase & Co. (a)	10,191	1,147,608
KeyCorp. (a)	3,164	54,516
M&T Bank Corp. (a)	630	100,416
Morgan Stanley (a)	4,826	367,065
Northern Trust Corp. (a)	747	72,071
The PNC Financial Services Group, Inc. (a)	1,422	224,349
Regions Financial Corp. (a)	3,148	59,025
Signature Bank (a)	210	37,634
State Street Corp. (a)	1,228	75,706
SVB Financial Group (a) (b)	198	78,208
Truist Financial Corp. (a)	4,502	213,530
US Bancorp (a)	4,604	211,876
Wells Fargo & Co. (a)	13,192	516,731
Zions Bancorp NA (a)	473	24,076
		5,048,562
Diversified Financial Services — 3.7%
American Express Co. (a)	2,091	289,854
Ameriprise Financial, Inc. (a)	369	87,704
BlackRock, Inc. (a)	499	303,911
Capital One Financial Corp. (a)	1,397	145,553
Cboe Global Markets, Inc. (a)	369	41,767
The Charles Schwab Corp. (a)	5,239	331,000

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CME Group, Inc. (a)	1,228	$251,372
Discover Financial Services (a)	965	91,270
Franklin Resources, Inc. (a)	962	22,424
Intercontinental Exchange, Inc. (a)	1,947	183,096
Invesco Ltd. (a)	1,134	18,291
Mastercard, Inc. Class A (a)	2,975	938,553
Nasdaq, Inc. (a)	416	63,457
Raymond James Financial, Inc. (a)	703	62,855
Synchrony Financial (a)	1,845	50,959
T. Rowe Price Group, Inc. (a)	754	85,662
Visa, Inc. Class A (a)	5,702	1,122,667
		4,090,395
Insurance — 3.8%
Aflac, Inc. (a)	2,002	110,771
The Allstate Corp. (a)	960	121,661
American International Group, Inc. (a)	2,814	143,880
Aon PLC Class A (a)	728	196,327
Arthur J Gallagher & Co. (a)	714	116,411
Assurant, Inc. (a)	169	29,212
Berkshire Hathaway, Inc. Class B (a) (b)	6,259	1,708,832
Brown & Brown, Inc. (a)	866	50,522
Chubb Ltd. (a)	1,468	288,579
Cincinnati Financial Corp. (a)	499	59,371
Everest Re Group Ltd. (a)	134	37,558
Globe Life, Inc. (a)	335	32,652
The Hartford Financial Services Group, Inc. (a)	1,171	76,619
Lincoln National Corp. (a)	583	27,267
Loews Corp. (a)	650	38,519
Marsh & McLennan Cos., Inc. (a)	1,722	267,340
MetLife, Inc. (a)	2,353	147,745
Principal Financial Group, Inc. (a)	892	59,577
The Progressive Corp. (a)	1,985	230,796
Prudential Financial, Inc. (a)	1,318	126,106
The Travelers Cos., Inc. (a)	811	137,164
W.R. Berkley Corp. (a)	767	52,355
Willis Towers Watson PLC (a)	409	80,733
		4,139,997
Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	1,145	84,283
Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc. (a)	504	73,095
American Tower Corp. (a)	1,615	412,778
AvalonBay Communities, Inc. (a)	468	90,909
Boston Properties, Inc. (a)	462	41,109
Camden Property Trust (a)	340	45,723

	Number of Shares	Value
Crown Castle International Corp. (a)	1,484	$249,876
Digital Realty Trust, Inc. (a)	1,006	130,609
Duke Realty Corp. (a)	1,292	70,995
Equinix, Inc. (a)	319	209,589
Equity Residential (a)	1,236	89,264
Essex Property Trust, Inc. (a)	247	64,593
Extra Space Storage, Inc. (a)	445	75,703
Federal Realty OP LP (a)	250	23,935
Healthpeak Properties, Inc. (a)	2,011	52,105
Host Hotels & Resorts, Inc. (a)	2,321	36,393
Iron Mountain, Inc. (a)	951	46,304
Kimco Realty Corp. (a)	2,138	42,268
Mid-America Apartment Communities, Inc. (a)	432	75,458
Prologis, Inc. (a)	2,523	296,831
Public Storage (a)	516	161,338
Realty Income Corp. (a)	2,125	145,053
Regency Centers Corp. (a)	572	33,925
SBA Communications Corp. (a)	372	119,059
Simon Property Group, Inc. (a)	1,105	104,887
UDR, Inc. (a)	1,150	52,946
Ventas, Inc. (a)	1,322	67,991
VICI Properties, Inc. (a)	3,389	100,958
Vornado Realty Trust (a)	587	16,782
Welltower, Inc. (a)	1,606	132,254
Weyerhaeuser Co. (a)	2,519	83,429
		3,146,159
		16,509,396
Industrial — 7.8%
Aerospace & Defense — 1.7%
The Boeing Co. (a) (b)	1,935	264,553
General Dynamics Corp. (a)	780	172,575
Howmet Aerospace, Inc. (a)	1,237	38,904
L3 Harris Technologies, Inc. (a)	665	160,731
Lockheed Martin Corp. (a)	825	354,717
Northrop Grumman Corp. (a)	502	240,242
Raytheon Technologies Corp. (a)	5,191	498,907
Teledyne Technologies, Inc. (a) (b)	161	60,393
TransDigm Group, Inc. (a) (b)	184	98,747
		1,889,769
Building Materials — 0.4%
Carrier Global Corp. (a)	2,885	102,879
Fortune Brands Home & Security, Inc. (a)	421	25,210
Johnson Controls International PLC (a)	2,376	113,763
Martin Marietta Materials, Inc. (a)	213	63,738
Masco Corp. (a)	845	42,757

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mohawk Industries, Inc. (a) (b)	180	$22,336
Vulcan Materials Co. (a)	494	70,197
		440,880
Electrical Components & Equipment — 0.3%
AMETEK, Inc. (a)	768	84,396
Emerson Electric Co. (a)	2,047	162,818
Generac Holdings, Inc. (a) (b)	227	47,802
		295,016
Electronics — 1.1%
Agilent Technologies, Inc. (a)	1,067	126,728
Allegion PLC (a)	341	33,384
Amphenol Corp. Class A (a)	2,111	135,906
Fortive Corp. (a)	1,197	65,093
Garmin Ltd. (a)	508	49,911
Honeywell International, Inc. (a)	2,345	407,584
Keysight Technologies, Inc. (a) (b)	659	90,843
Mettler-Toledo International, Inc. (a) (b)	79	90,753
TE Connectivity Ltd. (a)	1,088	123,107
Trimble, Inc. (a) (b)	824	47,982
		1,171,291
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc. (a)	464	58,988
Environmental Controls — 0.3%
Pentair PLC (a)	591	27,050
Republic Services, Inc. (a)	721	94,357
Waste Management, Inc. (a)	1,345	205,758
		327,165
Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	193	38,027
Stanley Black & Decker, Inc. (a)	552	57,883
		95,910
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc. (a)	1,838	328,561
Machinery – Diversified — 0.7%
Deere & Co. (a)	969	290,186
Dover Corp. (a)	534	64,785
IDEX Corp. (a)	245	44,499
Ingersoll Rand, Inc. (a)	1,477	62,152
Nordson Corp. (a)	188	38,059
Otis Worldwide Corp. (a)	1,431	101,129
Rockwell Automation, Inc. (a)	397	79,126
Westinghouse Air Brake Technologies Corp. (a)	619	50,808
Xylem, Inc. (a)	596	46,595
		777,339

	Number of Shares	Value
Miscellaneous - Manufacturing — 1.0%
3M Co. (a)	2,022	$261,667
A.O. Smith Corp. (a)	389	21,271
Eaton Corp. PLC (a)	1,415	178,276
General Electric Co. (a)	3,760	239,399
Illinois Tool Works, Inc. (a)	963	175,507
Parker-Hannifin Corp. (a)	450	110,722
Textron, Inc. (a)	723	44,154
Trane Technologies PLC (a)	783	101,688
		1,132,684
Packaging & Containers — 0.2%
Amcor PLC (a)	5,218	64,860
Ball Corp. (a)	1,092	75,097
Packaging Corp. of America (a)	329	45,237
Sealed Air Corp. (a)	527	30,418
WestRock Co. (a)	853	33,984
		249,596
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. (a)	127	27,663
Transportation — 1.6%
C.H. Robinson Worldwide, Inc. (a)	422	42,778
CSX Corp. (a)	7,552	219,461
Expeditors International of Washington, Inc. (a)	585	57,014
FedEx Corp. (a)	825	187,036
J.B. Hunt Transport Services, Inc. (a)	307	48,343
Norfolk Southern Corp. (a)	815	185,241
Old Dominion Freight Line, Inc. (a)	319	81,753
Union Pacific Corp. (a)	2,159	460,472
United Parcel Service, Inc. Class B (a)	2,559	467,120
		1,749,218
		8,544,080
Technology — 23.2%
Computers — 8.2%
Accenture PLC Class A (a)	2,199	610,552
Apple, Inc. (a)	53,236	7,278,426
Cognizant Technology Solutions Corp. Class A (a)	1,831	123,574
DXC Technology Co. (a) (b)	867	26,279
EPAM Systems, Inc. (a) (b)	200	58,956
Fortinet, Inc. (a) (b)	2,300	130,134
Hewlett Packard Enterprise Co. (a)	4,575	60,665
HP, Inc. (a)	3,637	119,221
International Business Machines Corp. (a)	3,118	440,230
Leidos Holdings, Inc. (a)	465	46,830

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NetApp, Inc. (a)	764	$49,843
Seagate Technology Holdings PLC (a)	674	48,151
Western Digital Corp. (a) (b)	1,035	46,399
		9,039,260
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a) (b)	183	53,793
Semiconductors — 5.1%
Advanced Micro Devices, Inc. (a) (b)	5,618	429,609
Analog Devices, Inc. (a)	1,831	267,491
Applied Materials, Inc. (a)	3,033	275,942
Broadcom, Inc. (a)	1,416	687,907
Intel Corp. (a)	14,184	530,624
KLA Corp. (a)	509	162,412
Lam Research Corp. (a)	478	203,700
Microchip Technology, Inc. (a)	1,867	108,435
Micron Technology, Inc. (a)	3,811	210,672
Monolithic Power Systems, Inc. (a)	156	59,910
NVIDIA Corp. (a)	8,675	1,315,043
NXP Semiconductor NV (a)	922	136,484
ON Semiconductor Corp. (a) (b)	1,527	76,823
Qorvo, Inc. (a) (b)	382	36,030
QUALCOMM, Inc. (a)	3,887	496,525
Skyworks Solutions, Inc. (a)	529	49,007
Teradyne, Inc. (a)	566	50,685
Texas Instruments, Inc. (a)	3,205	492,448
		5,589,747
Software — 9.9%
Activision Blizzard, Inc. (a)	2,713	211,234
Adobe, Inc. (a) (b)	1,639	599,972
Akamai Technologies, Inc. (a) (b)	541	49,410
ANSYS, Inc. (a) (b)	299	71,548
Autodesk, Inc. (a) (b)	756	130,002
Broadridge Financial Solutions, Inc. (a)	428	61,011
Cadence Design Systems, Inc. (a) (b)	939	140,878
Ceridian HCM Holding, Inc. (a) (b)	474	22,316
Citrix Systems, Inc. (a)	439	42,658
Electronic Arts, Inc. (a)	952	115,811
Fidelity National Information Services, Inc. (a)	2,127	194,982
Fiserv, Inc. (a) (b)	2,030	180,609
Intuit, Inc. (a)	984	379,273
Jack Henry & Associates, Inc. (a)	242	43,565
Microsoft Corp. (a)	25,892	6,649,842
MSCI, Inc. (a)	278	114,578
Oracle Corp. (a)	5,462	381,630
Paychex, Inc. (a)	1,101	125,371

	Number of Shares	Value
Paycom Software, Inc. (a) (b)	174	$48,741
PTC, Inc. (a) (b)	360	38,282
Roper Technologies, Inc. (a)	360	142,074
Salesforce, Inc. (a) (b)	3,446	568,728
ServiceNow, Inc. (a) (b)	698	331,913
Synopsys, Inc. (a) (b)	536	162,783
Take-Two Interactive Software, Inc. (a) (b)	554	67,882
Tyler Technologies, Inc. (a) (b)	142	47,212
		10,922,305
		25,605,105
Utilities — 3.1%
Electric — 2.9%
AES Corp. (a)	2,230	46,852
Alliant Energy Corp. (a)	987	57,848
Ameren Corp. (a)	892	80,601
American Electric Power Co., Inc. (a)	1,729	165,880
CenterPoint Energy, Inc. (a)	2,278	67,383
CMS Energy Corp. (a)	919	62,032
Consolidated Edison, Inc. (a)	1,278	121,538
Constellation Energy Corp. (a)	1,146	65,620
Dominion Energy, Inc. (a)	2,764	220,595
DTE Energy Co. (a)	631	79,979
Duke Energy Corp. (a)	2,690	288,395
Edison International (a)	1,290	81,580
Entergy Corp. (a)	718	80,875
Evergy, Inc. (a)	855	55,789
Eversource Energy (a)	1,123	94,860
Exelon Corp. (a)	3,437	155,765
FirstEnergy Corp. (a)	2,007	77,049
NextEra Energy, Inc. (a)	6,821	528,355
NRG Energy, Inc. (a)	802	30,612
Pinnacle West Capital Corp. (a)	364	26,616
PPL Corp. (a)	2,650	71,894
Public Service Enterprise Group, Inc. (a)	1,781	112,702
Sempra Energy (a)	1,085	163,043
The Southern Co. (a)	3,729	265,915
WEC Energy Group, Inc. (a)	1,083	108,993
Xcel Energy, Inc. (a)	1,797	127,156
		3,237,927
Gas — 0.1%
Atmos Energy Corp. (a)	483	54,144
NiSource, Inc. (a)	1,431	42,200
		96,344

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.1%
American Water Works Co., Inc. (a)	628	$93,428
		3,427,699

TOTAL COMMON STOCK (Cost $73,361,929)		110,446,379

TOTAL EQUITIES (Cost $73,361,929)		110,446,379
	Principal Amount
BONDS & NOTES — 0.0%
CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. 5.000% 8/01/49 (a) (c) (d)	$359,000	—

TOTAL CORPORATE DEBT (Cost $0)		—

TOTAL BONDS & NOTES (Cost $0)		—

TOTAL PURCHASED OPTIONS (#) — 1.7% (Cost $1,691,613)		1,915,377

TOTAL LONG-TERM INVESTMENTS (Cost $75,053,542)		112,361,756

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (e)	$2,791,292	$2,791,292

TOTAL SHORT-TERM INVESTMENTS (Cost $2,791,292)		2,791,292

TOTAL INVESTMENTS — 104.4% (Cost $77,844,834) (f)		115,153,048

Other Assets/(Liabilities) — (4.4)%		(4,888,877)

NET ASSETS — 100.0%		$110,264,171

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(b)	Non-income producing security.
(c)	Investment was valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2022, these securities amounted to a value of $0 or 0.00% of net assets.
(e)

Maturity value of $2,791,311. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $2,847,182.

(f)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
S&P 500 Index	9/16/22	3,300.00	41	USD	13,530,000	$204,877	$306,701	$(101,824)
S&P 500 Index	9/16/22	3,400.00	41	USD	13,940,000	264,450	364,141	(99,691)
S&P 500 Index	9/16/22	3,600.00	41	USD	14,760,000	457,560	318,755	138,805
S&P 500 Index	10/21/22	3,325.00	43	USD	14,297,500	316,910	292,077	24,833
S&P 500 Index	11/18/22	3,600.00	41	USD	14,760,000	671,580	409,939	261,641
						$1,915,377	$1,691,613	$223,764

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
S&P 500 Index	7/15/22	3,825.00	32	USD	12,240,000	$(175,040)	$(317,360)	$142,320
S&P 500 Index	7/15/22	3,850.00	33	USD	12,705,000	(140,250)	(350,965)	210,715
S&P 500 Index	7/15/22	3,975.00	32	USD	12,720,000	(40,000)	(285,765)	245,765
S&P 500 Index	7/15/22	4,100.00	32	USD	13,120,000	(8,000)	(297,209)	289,209
S&P 500 Index	7/15/22	4,200.00	32	USD	13,440,000	(2,720)	(317,981)	315,261
S&P 500 Index	7/29/22	3,725.00	32	USD	11,920,000	(452,800)	(360,273)	(92,527)
S&P 500 Index	7/29/22	3,800.00	33	USD	12,540,000	(323,961)	(302,576)	(21,385)
S&P 500 Index	8/19/22	3,975.00	32	USD	12,720,000	(171,456)	(219,120)	47,664
S&P 500 Index	8/19/22	4,000.00	32	USD	12,800,000	(146,048)	(413,295)	267,247
						$(1,460,275)	$(2,864,544)	$1,404,269

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 95.7%
COMMON STOCK — 95.2%
Basic Materials — 0.5%
Chemicals — 0.5%
RPM International, Inc.	22,500	$1,771,200
Communications — 5.3%
Advertising — 0.6%
The Trade Desk, Inc. Class A (a)	46,600	1,952,074
Internet — 3.5%
CDW Corp.	22,304	3,514,218
DoorDash, Inc., Class A (a)	9,900	635,283
Farfetch Ltd. Class A (a)	27,124	194,208
Match Group, Inc. (a)	40,904	2,850,600
Palo Alto Networks, Inc. (a)	5,093	2,515,636
Spotify Technology SA (a)	12,300	1,154,109
Vimeo, Inc. (a)	29,429	177,163
		11,041,217
Media — 0.8%
Liberty Media Corp-Liberty Formula One Class C (a)	39,100	2,481,677
Telecommunications — 0.4%
Corning, Inc.	40,500	1,276,155
		16,751,123
Consumer, Cyclical — 13.0%
Airlines — 0.8%
Southwest Airlines Co. (a)	73,000	2,636,760
Apparel — 0.3%
Deckers Outdoor Corp. (a)	3,300	842,655
Auto Manufacturers — 0.3%
Rivian Automotive, Inc. Class A (a) (b)	35,998	926,588
Entertainment — 0.6%
DraftKings, Inc. Class A (a) (b)	36,600	427,122
Vail Resorts, Inc.	6,700	1,460,935
		1,888,057
Lodging — 2.4%
Hilton Worldwide Holdings, Inc.	50,331	5,608,887
MGM Resorts International	74,300	2,150,985
		7,759,872
Retail — 8.6%
Bath & Body Works, Inc.	27,000	726,840
Burlington Stores, Inc. (a)	22,500	3,065,175
Casey’s General Stores, Inc.	14,000	2,589,720
Chipotle Mexican Grill, Inc. (a)	2,050	2,679,883
Dollar General Corp.	17,100	4,197,024
Dollar Tree, Inc. (a)	11,200	1,745,520
Domino’s Pizza, Inc.	5,000	1,948,550

	Number of Shares	Value
Five Below, Inc. (a)	7,200	$816,696
Freshpet, Inc. (a)	27,665	1,435,537
Lululemon Athletica, Inc. (a)	8,692	2,369,526
O’Reilly Automotive, Inc. (a)	3,200	2,021,632
Olaplex Holdings, Inc. (a) (b)	22,548	317,701
Ross Stores, Inc.	11,700	821,691
Warby Parker, Inc. Class A (a)	8,143	91,690
Wingstop, Inc.	33,532	2,507,188
		27,334,373
		41,388,305
Consumer, Non-cyclical — 33.0%
Beverages — 0.3%
The Boston Beer Co., Inc. Class A (a) (b)	3,294	997,983
Biotechnology — 3.6%
Alnylam Pharmaceuticals, Inc. (a)	14,600	2,129,410
Apellis Pharmaceuticals, Inc. (a)	6,782	306,682
Argenx SE ADR (a) (b)	5,809	2,200,914
CRISPR Therapeutics AG (a) (b)	3,628	220,474
Exelixis, Inc. (a)	18,000	374,760
Ionis Pharmaceuticals, Inc. (a)	38,500	1,425,270
Seagen, Inc. (a)	24,414	4,319,813
Ultragenyx Pharmaceutical, Inc. (a)	6,700	399,722
		11,377,045
Commercial Services — 10.0%
Bright Horizons Family Solutions, Inc. (a)	15,300	1,293,156
Chegg, Inc. (a)	72,945	1,369,907
Clarivate PLC (a)	102,082	1,414,857
CoStar Group, Inc. (a)	36,554	2,208,227
Equifax, Inc.	13,500	2,467,530
FleetCor Technologies, Inc. (a)	15,300	3,214,683
Gartner, Inc. (a)	20,469	4,950,018
MarketAxess Holdings, Inc.	4,200	1,075,242
Multiplan Corp. (a) (b)	129,800	712,602
Paylocity Holding Corp. (a)	6,100	1,063,962
Shift4 Payments, Inc. Class A (a)	68,207	2,254,923
Terminix Global Holdings, Inc. (a)	28,600	1,162,590
TransUnion	79,486	6,358,085
Verisk Analytics, Inc.	12,600	2,180,934
		31,726,716
Food — 0.3%
TreeHouse Foods, Inc. (a)	24,907	1,041,611
Health Care – Products — 11.7%
Alcon, Inc.	27,900	1,949,931
Align Technology, Inc. (a)	8,987	2,126,953
Avantor, Inc. (a)	128,800	4,005,680
Bruker Corp.	63,100	3,960,156

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Cooper Cos., Inc.	10,900	$3,413,008
Dentsply Sirona, Inc.	14,100	503,793
Exact Sciences Corp. (a) (b)	12,800	504,192
Hologic, Inc. (a)	105,900	7,338,870
ICU Medical, Inc. (a)	8,000	1,315,120
Omnicell, Inc. (a)	27,442	3,121,528
Quidelortho Corp. (a)	21,033	2,043,987
Teleflex, Inc.	20,240	4,976,004
West Pharmaceutical Services, Inc.	7,235	2,187,647
		37,446,869
Health Care – Services — 4.9%
Acadia Healthcare Co., Inc. (a)	45,700	3,090,691
agilon health, Inc. (a) (b)	8,756	191,143
Catalent, Inc. (a)	62,200	6,673,438
ICON PLC (a)	20,860	4,520,362
Molina Healthcare, Inc. (a)	4,500	1,258,245
		15,733,879
Household Products & Wares — 1.2%
Avery Dennison Corp.	17,200	2,784,164
Reynolds Consumer Products, Inc.	35,600	970,812
		3,754,976
Pharmaceuticals — 1.0%
Alkermes PLC (a)	20,300	604,737
Elanco Animal Health, Inc. (a)	27,000	530,010
Neurocrine Biosciences, Inc. (a)	11,200	1,091,776
Perrigo Co. PLC	20,300	823,571
		3,050,094
		105,129,173
Energy — 1.6%
Energy – Alternate Sources — 0.1%
Shoals Technologies Group, Inc. Class A (a)	23,000	379,040
Oil & Gas — 1.1%
Coterra Energy, Inc.	31,500	812,385
Pioneer Natural Resources Co.	6,800	1,516,944
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $63,420) (a) (c) (d) (e)	21	124,954
Venture Global LNG, Inc., Series C (Acquired 10/16/17-3/08/18, Cost $530,257) (a) (c) (d) (e)	144	856,824
		3,311,107
Pipelines — 0.4%
Cheniere Energy, Inc.	9,900	1,316,997
		5,007,144
Financial — 6.0%
Diversified Financial Services — 2.7%
Cboe Global Markets, Inc.	15,800	1,788,402

	Number of Shares	Value
Hamilton Lane, Inc. Class A	48,409	$3,252,117
Raymond James Financial, Inc.	8,900	795,749
Tradeweb Markets, Inc. Class A	40,500	2,764,125
		8,600,393
Insurance — 1.7%
Assurant, Inc.	17,800	3,076,730
Axis Capital Holdings Ltd.	32,500	1,855,425
Kemper Corp.	10,200	488,580
		5,420,735
Private Equity — 1.6%
Ares Management Corp. Class A	41,172	2,341,040
KKR & Co., Inc.	58,900	2,726,481
		5,067,521
		19,088,649
Industrial — 17.3%
Aerospace & Defense — 0.8%
Hexcel Corp.	49,725	2,601,115
Building Materials — 1.2%
Fortune Brands Home & Security, Inc.	22,789	1,364,605
Martin Marietta Materials, Inc.	7,860	2,352,027
		3,716,632
Electrical Components & Equipment — 0.1%
Littelfuse, Inc.	1,900	482,676
Electronics — 4.3%
Agilent Technologies, Inc.	42,300	5,023,971
Amphenol Corp. Class A	24,100	1,551,558
Fortive Corp.	45,000	2,447,100
Keysight Technologies, Inc. (a)	23,400	3,225,690
National Instruments Corp.	45,100	1,408,473
		13,656,792
Environmental Controls — 0.3%
Waste Connections, Inc.	9,000	1,115,640
Machinery – Construction & Mining — 1.5%
BWX Technologies, Inc.	84,712	4,666,784
Machinery – Diversified — 3.4%
Cognex Corp.	20,300	863,156
Enovis Corp. (a)	26,878	1,478,290
Esab Corp.	26,878	1,175,912
IDEX Corp.	11,300	2,052,419
Ingersoll Rand, Inc.	123,800	5,209,504
		10,779,281
Miscellaneous - Manufacturing — 2.0%
Textron, Inc.	104,000	6,351,280

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Packaging & Containers — 2.6%
Ball Corp.	77,947	$5,360,415
Sealed Air Corp.	48,100	2,776,332
		8,136,747
Transportation — 1.1%
J.B. Hunt Transport Services, Inc.	23,100	3,637,557
		55,144,504
Technology — 18.5%
Computers — 3.0%
Crowdstrike Holdings, Inc. Class A (a)	10,400	1,753,024
Fortinet, Inc. (a)	75,500	4,271,790
Leidos Holdings, Inc.	9,600	966,816
Thoughtworks Holding, Inc. (a)	9,956	140,479
Varonis Systems, Inc. (a)	76,253	2,235,738
		9,367,847
Semiconductors — 5.2%
KLA Corp.	12,200	3,892,776
Lattice Semiconductor Corp. (a)	21,600	1,047,600
Marvell Technology, Inc.	96,900	4,218,057
Microchip Technology, Inc.	100,700	5,848,656
Synaptics, Inc. (a)	11,309	1,335,028
Wolfspeed, Inc. (a)	5,400	342,630
		16,684,747
Software — 10.3%
Atlassian Corp. PLC Class A (a)	9,900	1,855,260
Avalara, Inc. (a)	38,899	2,746,269
Bill.com Holdings, Inc. (a)	6,600	725,604
Black Knight, Inc. (a)	32,900	2,151,331
Broadridge Financial Solutions, Inc.	5,000	712,750
CCC Intelligent Solutions Holdings, Inc. (a)	126,172	1,160,782
Ceridian HCM Holding, Inc. (a)	78,919	3,715,507
Clear Secure Inc. Class A (a) (b)	5,493	109,860
DocuSign, Inc. (a)	13,300	763,154
Doximity, Inc. Class A (a) (b)	15,800	550,156
Electronic Arts, Inc.	24,818	3,019,110
Fair Isaac Corp. (a)	2,000	801,800
MongoDB, Inc. (a)	8,680	2,252,460
nCino, Inc. (a) (b)	6,900	213,348
Playtika Holding Corp. (a)	23,537	311,630
PTC, Inc. (a)	15,400	1,637,636
Roper Technologies, Inc.	5,800	2,288,970
SentinelOne Inc. Class A (a)	15,776	368,054
Synopsys, Inc. (a)	8,100	2,459,970
Veeva Systems, Inc. Class A (a)	16,900	3,346,876

	Number of Shares	Value
ZoomInfo Technologies, Inc. (a)	51,938	$1,726,419
		32,916,946
		58,969,540

TOTAL COMMON STOCK (Cost $290,082,248)		303,249,638

PREFERRED STOCK — 0.5%
Consumer, Cyclical — 0.1%
Auto Manufacturers — 0.1%
Nuro, Inc., Series D (Acquired 10/29/21, Cost $159,220) (a) (c) (d) (e)	7,638	159,220
Consumer, Non-cyclical — 0.1%
Commercial Services — 0.0%
Redwood Materials, Inc., Series C (Acquired 5/28/21, Cost $200,090) (a) (c) (d) (e)	4,221	220,125
Health Care – Services — 0.1%
Caris Life Sciences, Inc., Series D (Acquired 5/11/21, Cost $271,366) (a) (c) (d) (e)	33,502	220,443
		440,568
Financial — 0.1%
Investment Companies — 0.1%
Maplebear, Inc., Series E (Acquired 11/19/21 - 12/01/21, Cost $528,790) (a) (c) (d) (e)	4,398	314,853
Maplebear, Inc., Series I (Acquired 2/26/21, Cost $95,750) (a) (c) (d) (e)	766	54,838
		369,691
		369,691
Industrial — 0.1%
Electrical Components & Equipment — 0.1%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $407,982) (a) (c) (d) (e)	9,885	308,115
Technology — 0.1%
Software — 0.1%
Databricks, Inc., Series G (Acquired 2/01/21, Cost $133,381) (a) (c) (d) (e)	752	124,742

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Databricks, Inc., Series H (Acquired 8/31/21, Cost $186,503) (a) (c) (d) (e)	846	$140,334
		265,076

TOTAL PREFERRED STOCK (Cost $1,983,082)		1,542,670

TOTAL EQUITIES (Cost $292,065,330)		304,792,308

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	1,148,290	1,148,290

TOTAL MUTUAL FUNDS (Cost $1,148,290)		1,148,290

TOTAL LONG-TERM INVESTMENTS (Cost $293,213,620)		305,940,598

SHORT-TERM INVESTMENTS — 3.8%
Mutual Fund — 0.0%
T. Rowe Price Treasury Reserve Fund	102	102
	Principal Amount
Repurchase Agreement — 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (g)	$12,245,321	12,245,321

TOTAL SHORT-TERM INVESTMENTS (Cost $12,245,423)		12,245,423

TOTAL INVESTMENTS — 99.9% (Cost $305,459,043) (h)		318,186,021

Other Assets/(Liabilities) — 0.1%		311,248

NET ASSETS — 100.0%		$318,497,269

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $5,809,239 or 1.82% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $4,799,856 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2022, these securities amounted to a value of $2,524,448 or 0.79% of net assets.
(e)

Restricted security. Certain securities are restricted as to resale. At June 30, 2022, these securities amounted to a value of $2,524,448 or 0.79% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $12,245,403. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $12,490,321.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 98.4%
Basic Materials — 2.3%
Chemicals — 1.6%
Akzo Nobel NV	34,519	$2,280,626
Axalta Coating Systems Ltd. (a)	105,710	2,337,248
		4,617,874
Forest Products & Paper — 0.7%
Mondi PLC	123,081	2,183,381
		6,801,255
Communications — 2.8%
Internet — 1.0%
F5, Inc. (a)	19,975	3,056,974
Media — 1.4%
Fox Corp. Class B	142,070	4,219,479
Telecommunications — 0.4%
Juniper Networks, Inc.	35,071	999,524
		8,275,977
Consumer, Cyclical — 13.4%
Airlines — 1.8%
Southwest Airlines Co. (a)	147,122	5,314,047
Auto Manufacturers — 1.5%
Cummins, Inc.	15,628	3,024,487
PACCAR, Inc.	16,459	1,355,234
		4,379,721
Auto Parts & Equipment — 2.1%
Aptiv PLC (a)	11,693	1,041,495
BorgWarner, Inc.	124,872	4,166,979
Bridgestone Corp. (b)	25,100	916,325
		6,124,799
Food Services — 1.0%
Sodexo SA	42,607	3,023,345
Leisure Time — 0.6%
Polaris, Inc.	18,783	1,864,776
Retail — 6.4%
Advance Auto Parts, Inc.	31,646	5,477,606
Beacon Roofing Supply, Inc. (a)	37,067	1,903,761
Cracker Barrel Old Country Store, Inc. (b)	13,164	1,099,062
Dollar Tree, Inc. (a)	34,860	5,432,931
MSC Industrial Direct Co., Inc. Class A	65,931	4,952,078
		18,865,438
		39,572,126

	Number of Shares	Value
Consumer, Non-cyclical — 20.9%
Food — 6.4%
Conagra Brands, Inc.	188,019	$6,437,771
General Mills, Inc.	13,871	1,046,567
The J.M. Smucker Co.	22,951	2,937,957
Kellogg Co.	14,366	1,024,870
Koninklijke Ahold Delhaize NV	211,101	5,501,657
Orkla ASA	243,206	1,946,700
		18,895,522
Health Care – Products — 6.3%
Baxter International, Inc.	22,834	1,466,628
Dentsply Sirona, Inc.	54,218	1,937,209
Henry Schein, Inc. (a)	60,993	4,680,603
Koninklijke Philips NV	60,846	1,310,014
Zimmer Biomet Holdings, Inc.	88,604	9,308,736
		18,703,190
Health Care – Services — 3.5%
Quest Diagnostics, Inc.	44,040	5,856,439
Universal Health Services, Inc. Class B	45,081	4,540,108
		10,396,547
Household Products & Wares — 1.7%
Kimberly-Clark Corp.	36,537	4,937,976
Pharmaceuticals — 3.0%
AmerisourceBergen Corp.	24,942	3,528,794
Becton Dickinson and Co.	6,251	1,541,059
Cardinal Health, Inc.	40,332	2,108,154
Embecta Corp. (a)	70,461	1,784,072
		8,962,079
		61,895,314
Energy — 5.0%
Oil & Gas — 2.9%
Devon Energy Corp.	50,174	2,765,089
Diamondback Energy, Inc.	12,506	1,515,102
Phillips 66	29,472	2,416,409
Pioneer Natural Resources Co.	8,648	1,929,196
		8,625,796
Oil & Gas Services — 0.9%
Baker Hughes Co.	90,257	2,605,719
Pipelines — 1.2%
Enterprise Products Partners LP	144,837	3,529,678
		14,761,193
Financial — 29.1%
Banks — 10.9%
The Bank of New York Mellon Corp.	174,237	7,267,425
Commerce Bancshares, Inc.	6,734	442,087
First Hawaiian, Inc.	189,317	4,299,389

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Northern Trust Corp.	78,976	$7,619,605
Prosperity Bancshares, Inc.	67,414	4,602,354
State Street Corp.	18,730	1,154,705
Truist Financial Corp.	103,414	4,904,926
Westamerica Bancorp.	34,626	1,927,283
		32,217,774
Diversified Financial Services — 2.9%
Ameriprise Financial, Inc.	14,141	3,361,033
T. Rowe Price Group, Inc.	44,644	5,072,005
		8,433,038
Insurance — 6.6%
Aflac, Inc.	68,921	3,813,399
The Allstate Corp.	50,317	6,376,673
Chubb Ltd.	7,619	1,497,743
The Hanover Insurance Group, Inc.	16,343	2,390,164
Reinsurance Group of America, Inc.	47,080	5,522,013
		19,599,992
Real Estate Investment Trusts (REITS) — 8.3%
Equinix, Inc.	6,064	3,984,169
Essex Property Trust, Inc.	10,120	2,646,481
Healthcare Trust of America, Inc. Class A	116,163	3,242,109
Healthpeak Properties, Inc.	175,104	4,536,945
Realty Income Corp.	37,118	2,533,675
Regency Centers Corp.	62,547	3,709,662
VICI Properties, Inc.	90,916	2,708,388
Weyerhaeuser Co.	31,766	1,052,090
		24,413,519
Savings & Loans — 0.4%
Capitol Federal Financial, Inc.	136,550	1,253,529
		85,917,852
Industrial — 14.2%
Building Materials — 0.9%
Cie de Saint-Gobain	59,133	2,568,646
Electrical Components & Equipment — 2.1%
Emerson Electric Co.	77,684	6,178,985
Electronics — 3.5%
Atkore, Inc. (a)	16,992	1,410,506
Hubbell, Inc.	6,319	1,128,447
nVent Electric PLC	152,279	4,770,901
TE Connectivity Ltd.	27,291	3,087,977
		10,397,831
Engineering & Construction — 0.6%
Vinci SA	18,483	1,660,522
Environmental Controls — 0.5%
Republic Services, Inc.	11,058	1,447,160

	Number of Shares	Value
Hand & Machine Tools — 0.4%
Stanley Black & Decker, Inc.	11,754	$1,232,524
Machinery – Construction & Mining — 1.5%
Oshkosh Corp.	55,676	4,573,227
Machinery – Diversified — 0.5%
IMI PLC	98,047	1,400,118
Packaging & Containers — 2.5%
Amcor PLC	74,567	926,868
Packaging Corp. of America	23,708	3,259,850
Sonoco Products Co.	54,205	3,091,853
		7,278,571
Shipbuilding — 1.1%
Huntington Ingalls Industries, Inc.	14,879	3,240,944
Transportation — 0.6%
Heartland Express, Inc.	138,412	1,925,311
		41,903,839
Technology — 3.2%
Computers — 1.8%
Amdocs Ltd.	31,151	2,595,190
HP, Inc.	86,334	2,830,028
		5,425,218
Semiconductors — 0.4%
Applied Materials, Inc.	11,872	1,080,115
Software — 1.0%
Open Text Corp.	78,610	2,974,602
		9,479,935
Utilities — 7.5%
Electric — 5.5%
Edison International	99,282	6,278,594
Evergy, Inc.	14,734	961,393
Eversource Energy	14,521	1,226,589
NorthWestern Corp. (b)	72,447	4,269,302
Pinnacle West Capital Corp.	47,938	3,505,226
		16,241,104
Gas — 2.0%
Atmos Energy Corp.	10,183	1,141,514
Spire, Inc.	64,164	4,771,877
		5,913,391
		22,154,495

TOTAL COMMON STOCK (Cost $299,474,358)		290,761,986

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.6%
Consumer, Non-cyclical — 0.6%
Household Products & Wares — 0.6%
Henkel AG & Co. KGaA	26,454	$1,629,564

TOTAL PREFERRED STOCK (Cost $1,709,792)		1,629,564

TOTAL EQUITIES (Cost $301,184,150)		292,391,550

TOTAL LONG-TERM INVESTMENTS (Cost $301,184,150)		292,391,550

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (c)	$6,915,027	$6,915,027

TOTAL SHORT-TERM INVESTMENTS (Cost $6,915,027)		6,915,027

TOTAL INVESTMENTS — 101.3% (Cost $308,099,177) (d)		299,306,577

Other Assets/(Liabilities) — (1.3)%		(3,958,475)

NET ASSETS — 100.0%		$295,348,102

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $6,149,965 or 2.08% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $6,377,401 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $6,915,073. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $7,053,375.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	9/30/22	GBP	86,095	USD	$105,799	$(819)
Bank of America N.A.*	9/30/22	JPY	3,733,625	USD	27,640	49
Bank of America N.A.*	9/30/22	USD	820,589	JPY	110,088,600	4,148
Bank of America N.A.*	9/30/22	USD	3,329,652	GBP	2,711,579	23,285
JP Morgan Chase Bank N.A.*	9/30/22	USD	15,490,184	EUR	14,648,497	43,469
UBS AG*	9/30/22	USD	1,601,681	NOK	15,934,371	(19,211)
						$50,921

* Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 94.3%
COMMON STOCK — 94.3%
Basic Materials — 2.2%
Chemicals — 1.9%
Cabot Corp.	32,155	$2,051,168
Methanex Corp. (a)	19,328	738,909
		2,790,077
Mining — 0.3%
Livent Corp. (b)	16,126	365,899
		3,155,976
Communications — 5.6%
Internet — 3.2%
Bumble, Inc. Class A (b)	5,996	168,787
Cargurus, Inc. (b)	66,668	1,432,695
Criteo SA Sponsored ADR (b)	20,811	507,789
Perficient, Inc. (b)	21,487	1,970,143
Revolve Group, Inc. (a) (b)	20,565	532,839
		4,612,253
Media — 0.4%
The New York Times Co. Class A	21,588	602,305
Telecommunications — 2.0%
Calix, Inc. (b)	59,524	2,032,150
Viavi Solutions, Inc. (b)	56,744	750,723
		2,782,873
		7,997,431
Consumer, Cyclical — 10.3%
Apparel — 1.8%
Carter’s, Inc. (a)	4,630	326,322
Crocs, Inc. (b)	7,691	374,321
Deckers Outdoor Corp. (b)	1,756	448,395
Steven Madden Ltd.	46,390	1,494,222
		2,643,260
Distribution & Wholesale — 0.6%
WESCO International, Inc. (b)	7,838	839,450
Entertainment — 0.4%
Cinemark Holdings, Inc. (b)	43,750	657,125
Food Services — 0.7%
Sovos Brands, Inc. (b)	60,606	961,817
Home Builders — 0.9%
Skyline Champion Corp. (b)	26,239	1,244,253
Leisure Time — 0.4%
Acushnet Holdings Corp.	13,225	551,218
Lodging — 0.5%
Boyd Gaming Corp.	14,582	725,455
Retail — 5.0%
Denny’s Corp. (b)	44,115	382,918

	Number of Shares	Value
Five Below, Inc. (b)	4,845	$549,568
Freshpet, Inc. (b)	7,043	365,461
National Vision Holdings, Inc. (b)	22,292	613,030
Nu Skin Enterprises, Inc. Class A	18,588	804,860
Patrick Industries, Inc.	11,870	615,341
Rush Enterprises, Inc. Class A	17,771	856,562
Texas Roadhouse, Inc.	13,248	969,754
Victoria’s Secret & Co. (b)	18,783	525,361
Wingstop, Inc.	19,357	1,447,323
		7,130,178
		14,752,756
Consumer, Non-cyclical — 23.9%
Beverages — 0.2%
Celsius Holdings, Inc. (b)	4,148	270,699
Biotechnology — 5.9%
Akero Therapeutics, Inc. (b)	11,782	111,340
Amicus Therapeutics, Inc. (b)	63,164	678,381
Apellis Pharmaceuticals, Inc. (b)	19,196	868,043
Blueprint Medicines Corp. (b)	5,031	254,116
Celldex Therapeutics, Inc. (b)	7,753	209,021
Crinetics Pharmaceuticals, Inc. (b)	15,069	281,037
Fate Therapeutics, Inc. (a) (b)	7,430	184,116
Halozyme Therapeutics, Inc. (b)	8,232	362,208
Intellia Therapeutics, Inc. (b)	7,512	388,821
Intra-Cellular Therapies, Inc. (b)	9,503	542,431
Karuna Therapeutics, Inc. (b)	1,423	180,024
Kymera Therapeutics, Inc. (b)	38,181	751,784
Myriad Genetics, Inc. (b)	29,377	533,780
PTC Therapeutics, Inc. (b)	11,805	472,908
Relay Therapeutics, Inc. (b)	16,715	279,976
Revolution Medicines, Inc. (b)	29,881	582,381
Rocket Pharmaceuticals, Inc. (b)	39,992	550,290
Sage Therapeutics, Inc. (b)	5,387	174,000
Turning Point Therapeutics, Inc. (b)	8,152	613,438
Veracyte, Inc. (b)	23,041	458,516
		8,476,611
Commercial Services — 4.1%
H&R Block, Inc.	16,834	594,577
HealthEquity, Inc. (b)	7,771	477,062
Herc Holdings, Inc.	600	54,090
LiveRamp Holdings, Inc. (b)	14,943	385,679
Mister Car Wash, Inc. (b)	51,220	557,273
R1 RCM, Inc. (b)	62,305	1,305,913
Repay Holdings Corp. (a) (b)	31,035	398,800
TriNet Group, Inc. (b)	22,341	1,734,108

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WillScot Mobile Mini Holdings Corp. (b)	12,200	$395,524
		5,903,026
Cosmetics & Personal Care — 1.0%
elf Beauty, Inc. (b)	44,080	1,352,374
Food — 0.7%
Performance Food Group Co. (b)	20,636	948,843
Health Care – Products — 5.3%
Glaukos Corp. (b)	14,458	656,682
Globus Medical, Inc. Class A (b)	24,275	1,362,799
Haemonetics Corp. (b)	24,785	1,615,486
ICU Medical, Inc. (b)	4,052	666,108
Inari Medical, Inc. (b)	8,347	567,513
Inspire Medical Systems, Inc. (b)	4,399	803,565
Integra LifeSciences Holdings Corp. (b)	17,652	953,738
Omnicell, Inc. (b)	5,607	637,796
Tandem Diabetes Care, Inc. (b)	6,375	377,336
		7,641,023
Health Care – Services — 1.7%
Acadia Healthcare Co., Inc. (b)	12,065	815,956
Amedisys, Inc. (b)	6,976	733,317
LHC Group, Inc. (b)	5,756	896,440
		2,445,713
Household Products & Wares — 0.5%
Spectrum Brands Holdings, Inc.	9,315	764,016
Pharmaceuticals — 4.5%
Aclaris Therapeutics, Inc. (b)	24,120	336,715
Alkermes PLC (b)	9,199	274,038
Ascendis Pharma A/S ADR (b)	2,726	253,409
BellRing Brands, Inc. (b)	32,249	802,678
Covetrus, Inc. (b)	56,109	1,164,262
Cytokinetics, Inc. (a) (b)	23,015	904,259
Myovant Sciences Ltd. (a) (b)	23,699	294,578
Owens & Minor, Inc.	56,308	1,770,887
Pacira BioSciences, Inc. (b)	6,764	394,341
Y-mAbs Therapeutics, Inc. (b)	13,391	202,606
		6,397,773
		34,200,078
Energy — 5.9%
Energy – Alternate Sources — 1.3%
Atlantica Sustainable Infrastructure PLC	26,971	870,084
First Solar, Inc. (b)	9,205	627,137
Maxeon Solar Technologies Ltd. (a) (b)	29,480	391,789
		1,889,010

	Number of Shares	Value
Oil & Gas — 4.4%
Brigham Minerals, Inc. Class A	46,403	$1,142,906
Chesapeake Energy Corp. (a)	12,469	1,011,236
Magnolia Oil & Gas Corp. Class A	65,447	1,373,732
PDC Energy, Inc.	6,560	404,162
SM Energy Co.	7,700	263,263
Viper Energy Partners LP (c)	46,378	1,237,365
Whiting Petroleum Corp.	13,164	895,547
		6,328,211
Oil & Gas Services — 0.2%
Aris Water Solution, Inc. Class A	17,038	284,194
		8,501,415
Financial — 16.7%
Banks — 4.6%
Ameris Bancorp	39,877	1,602,258
Atlantic Union Bankshares Corp.	25,931	879,579
Cadence Bank	31,225	733,163
First Interstate BancSystem, Inc. Class A	24,597	937,392
National Bank Holdings Corp. Class A	22,345	855,143
Seacoast Banking Corp. of Florida	30,479	1,007,026
Synovus Financial Corp.	15,019	541,435
		6,555,996
Diversified Financial Services — 3.1%
Air Lease Corp.	26,265	878,039
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	46,966	1,778,133
PRA Group, Inc. (b)	25,431	924,671
StepStone Group, Inc. Class A	29,650	771,790
		4,352,633
Insurance — 2.4%
Assured Guaranty Ltd.	21,647	1,207,686
Kemper Corp.	16,029	767,789
MGIC Investment Corp.	31,826	401,008
Selective Insurance Group, Inc.	12,367	1,075,187
		3,451,670
Real Estate — 0.6%
McGrath RentCorp	11,132	846,032
Real Estate Investment Trusts (REITS) — 6.0%
Centerspace	9,496	774,399
Douglas Emmett, Inc.	27,811	622,410
Essential Properties Realty Trust, Inc.	72,947	1,567,631
Independence Realty Trust, Inc.	42,640	883,927
National Storage Affiliates Trust	14,038	702,883
Phillips Edison & Co., Inc.	54,641	1,825,556
PotlatchDeltic Corp.	17,722	783,135
Ryman Hospitality Properties, Inc. (b)	11,189	850,700

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xenia Hotels & Resorts, Inc. (b)	43,835	$636,922
		8,647,563
Industrial — 17.6%
Aerospace & Defense — 2.1%
Curtiss-Wright Corp.	9,038	1,193,558
Mercury Systems, Inc. (b)	16,783	1,079,651
Spirit AeroSystems Holdings, Inc. Class A	24,617	721,278
		2,994,487
Building Materials — 0.4%
Louisiana-Pacific Corp.	10,816	566,867
Electrical Components & Equipment — 1.1%
Acuity Brands, Inc.	6,236	960,593
Novanta, Inc. (b)	5,065	614,233
		1,574,826
Electronics — 0.8%
II-VI, Inc. (a) (b)	23,276	1,185,912
Engineering & Construction — 1.5%
Fluor Corp. (b)	90,424	2,200,920
Environmental Controls — 0.6%
Clean Harbors, Inc. (b)	9,312	816,383
Hand & Machine Tools — 1.3%
Enerpac Tool Group Corp.	35,158	668,705
Kennametal, Inc.	28,740	667,630
Regal Rexnord Corp.	4,850	550,572
		1,886,907
Machinery – Diversified — 6.6%
Albany International Corp. Class A	11,089	873,702
Applied Industrial Technologies, Inc.	17,708	1,702,978
Cactus, Inc. Class A	17,447	702,591
Chart Industries, Inc. (a) (b)	8,879	1,486,167
Enovis Corp. (b)	12,628	694,540
Esab Corp.	16,716	731,325
Flowserve Corp.	25,973	743,607
The Middleby Corp. (b)	7,568	948,725
Zurn Water Solutions Corp.	56,659	1,543,391
		9,427,026
Metal Fabricate & Hardware — 1.0%
Helios Technologies, Inc.	22,363	1,481,549
Miscellaneous - Manufacturing — 0.4%
John Bean Technologies Corp.	4,619	510,030

	Number of Shares	Value
Packaging & Containers — 0.7%
Graphic Packaging Holding Co.	49,851	$1,021,945
Transportation — 0.6%
Kirby Corp. (b)	13,581	826,268
Trucking & Leasing — 0.5%
GATX Corp.	7,787	733,224
		25,226,344
Technology — 10.9%
Computers — 1.6%
Rapid7, Inc. (b)	26,482	1,768,998
Varonis Systems, Inc. (b)	19,451	570,303
		2,339,301
Semiconductors — 3.3%
Cirrus Logic, Inc. (b)	8,401	609,408
FormFactor, Inc. (b)	19,092	739,433
MKS Instruments, Inc.	4,825	495,190
Power Integrations, Inc.	10,345	775,978
Synaptics, Inc. (b)	9,772	1,153,585
Tower Semiconductor Ltd. (b)	20,694	955,649
		4,729,243
Software — 6.0%
Avalara, Inc. (b)	7,521	530,983
Concentrix Corp.	2,078	281,860
DoubleVerify Holdings, Inc. (b)	28,170	638,614
Five9, Inc. (b)	10,444	951,866
Jamf Holding Corp. (a) (b)	73,853	1,829,339
Manhattan Associates, Inc. (b)	5,409	619,871
New Relic, Inc. (b)	10,017	501,351
Olo, Inc. Class A (a) (b)	16,122	159,124
RingCentral, Inc. Class A (b)	13,875	725,108
Verra Mobility Corp. (b)	95,313	1,497,367
Ziff Davis, Inc. (b)	10,550	786,291
		8,521,774
		15,590,318
Utilities — 1.2%
Electric — 0.7%
Portland General Electric Co.	20,746	1,002,654
Gas — 0.5%
ONE Gas, Inc.	9,661	784,377
		1,787,031

TOTAL COMMON STOCK (Cost $145,118,949)		135,065,243

TOTAL EQUITIES (Cost $145,118,949)		135,065,243

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 4.7%
Diversified Financial Services — 4.7%
iShares Russell 2000 ETF (a)	1,906	$322,801
iShares Russell 2000 Growth ETF	16,082	3,317,877
State Street Navigator Securities Lending Government Money Market Portfolio (d)	3,141,719	3,141,719
		6,782,397

TOTAL MUTUAL FUNDS (Cost $7,057,908)		6,782,397

TOTAL LONG-TERM INVESTMENTS (Cost $152,176,857)		141,847,640
	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (e)	$1,557,535	1,557,535

TOTAL SHORT-TERM INVESTMENTS (Cost $1,557,535)		1,557,535

TOTAL INVESTMENTS — 100.1% (Cost $153,734,392) (f)		143,405,175

Other Assets/(Liabilities) — (0.1)%		(128,507)

NET ASSETS — 100.0%		$143,276,668

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $10,225,545 or 7.14% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $7,331,280 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,557,545. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $1,588,760.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.4%
COMMON STOCK — 99.4%
Basic Materials — 1.1%
Chemicals — 1.1%
Minerals Technologies, Inc.	13,857	$849,988
Communications — 1.0%
Advertising — 0.7%
Entravision Communications Corp. Class A	114,020	519,931
Internet — 0.2%
Solo Brands, Inc. Class A (a) (b)	36,851	149,615
Media — 0.1%
Townsquare Media, Inc. Class A (a)	12,543	102,727
		772,273
Consumer, Cyclical — 17.8%
Apparel — 1.9%
Tapestry, Inc.	49,462	1,509,580
Distribution & Wholesale — 1.7%
A-Mark Precious Metals, Inc.	16,082	518,645
KAR Auction Services, Inc. (a)	54,107	799,160
		1,317,805
Entertainment — 1.2%
Accel Entertainment, Inc. (a)	57,888	614,771
Penn National Gaming, Inc. (a)	10,174	309,493
		924,264
Food Services — 0.4%
Healthcare Services Group, Inc.	19,969	347,660
Home Builders — 1.6%
Skyline Champion Corp. (a)	25,629	1,215,327
Leisure Time — 3.6%
Brunswick Corp.	20,228	1,322,507
Malibu Boats, Inc. Class A (a)	14,958	788,436
OneWater Marine, Inc. Class A (a) (b)	20,731	685,159
		2,796,102
Lodging — 0.4%
Boyd Gaming Corp.	6,293	313,077
Retail — 6.6%
Beacon Roofing Supply, Inc. (a)	20,261	1,040,605
Dave & Buster’s Entertainment, Inc. (a)	21,519	705,393
GMS, Inc. (a)	20,145	896,452
MarineMax, Inc. (a)	22,582	815,662
Penske Automotive Group, Inc.	14,185	1,485,028
Red Robin Gourmet Burgers, Inc. (a)	25,507	204,821
		5,147,961

	Number of Shares	Value
Textiles — 0.4%
UniFirst Corp.	1,832	$315,434
		13,887,210
Consumer, Non-cyclical — 16.7%
Commercial Services — 9.1%
AMN Healthcare Services, Inc. (a)	4,230	464,073
Barrett Business Services, Inc.	5,875	428,111
The Brink’s Co.	26,041	1,580,949
Deluxe Corp.	33,368	723,085
Euronet Worldwide, Inc. (a)	2,844	286,078
EVERTEC, Inc.	46,021	1,697,255
Korn Ferry	23,920	1,387,838
Loomis AB	24,112	589,472
		7,156,861
Cosmetics & Personal Care — 1.7%
Edgewell Personal Care Co.	39,325	1,357,499
Health Care – Products — 2.2%
Patterson Cos., Inc.	34,379	1,041,684
Varex Imaging Corp. (a)	21,217	453,832
Zimvie, Inc. (a)	12,317	197,195
		1,692,711
Health Care – Services — 0.2%
National HealthCare Corp.	2,551	178,315
Household Products & Wares — 2.8%
Spectrum Brands Holdings, Inc.	26,260	2,153,845
Pharmaceuticals — 0.7%
Embecta Corp. (a)	20,626	522,250
		13,061,481
Energy — 2.0%
Energy – Alternate Sources — 0.6%
Enviva, Inc. (b)	8,252	472,180
Oil & Gas — 0.2%
Earthstone Energy, Inc. Class A (a) (b)	12,526	170,980
Oil & Gas Services — 1.2%
ChampionX Corp.	46,880	930,568
NCS Multistage Holdings, Inc. (a)	479	14,657
		945,225
		1,588,385
Financial — 34.2%
Banks — 21.4%
Ameris Bancorp	24,844	998,232
BankUnited, Inc.	27,985	995,426
ConnectOne Bancorp, Inc.	15,977	390,638
F.N.B. Corp.	125,900	1,367,274
First BanCorp	116,229	1,500,516
First Hawaiian, Inc.	8,560	194,398

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Interstate BancSystem, Inc. Class A	11,682	$445,201
First Merchants Corp.	6,399	227,932
First Mid Bancshares, Inc.	4,999	178,314
Home BancShares, Inc.	49,354	1,025,083
Independent Bank Corp.	5,980	474,991
Independent Bank Group, Inc.	14,261	968,465
Old National Bancorp	95,914	1,418,568
Origin Bancorp, Inc.	10,135	393,238
Premier Financial Corp.	11,149	282,627
QCR Holdings, Inc.	5,926	319,945
SouthState Corp.	21,032	1,622,619
Towne Bank	14,699	399,078
UMB Financial Corp.	18,622	1,603,354
Valley National Bancorp	109,418	1,139,041
Veritex Holdings, Inc.	27,318	799,325
		16,744,265
Diversified Financial Services — 0.2%
Enact Holdings, Inc.	7,102	152,551
Insurance — 2.7%
Axis Capital Holdings Ltd.	26,500	1,512,885
James River Group Holdings Ltd.	5,076	125,783
ProAssurance Corp.	20,072	474,302
		2,112,970
Investment Companies — 1.9%
Compass Diversified Holdings (b)	68,583	1,469,048
Private Equity — 0.3%
Patria Investments Ltd.	16,342	216,041
Real Estate Investment Trusts (REITS) — 6.0%
Brandywine Realty Trust	60,378	582,044
CareTrust REIT, Inc.	27,361	504,537
Cousins Properties, Inc.	9,967	291,335
Easterly Government Properties, Inc.	16,277	309,914
Four Corners Property Trust, Inc.	25,402	675,439
Getty Realty Corp.	11,773	311,985
Healthcare Realty Trust, Inc.	9,112	247,846
Highwoods Properties, Inc.	8,129	277,931
Kite Realty Group Trust	15,579	269,361
National Health Investors, Inc.	8,684	526,337
Physicians Realty Trust	15,073	263,024
Sabra Health Care REIT, Inc.	16,138	225,448
Summit Hotel Properties, Inc. (a)	36,159	262,876
		4,748,077
Savings & Loans — 1.7%
Pacific Premier Bancorp, Inc.	32,382	946,849

	Number of Shares	Value
Provident Financial Services, Inc.	17,857	$397,497
		1,344,346
		26,787,298
Industrial — 19.4%
Building Materials — 2.1%
Hayward Holdings, Inc. (a) (b)	30,423	437,787
Mohawk Industries, Inc. (a)	4,459	553,317
Tecnoglass, Inc.	36,083	633,257
		1,624,361
Electrical Components & Equipment — 1.2%
Belden, Inc.	16,453	876,451
Graham Corp.	10,695	74,010
		950,461
Electronics — 5.7%
Advanced Energy Industries, Inc.	4,517	329,651
Avnet, Inc.	31,236	1,339,400
Coherent, Inc. (a)	1,342	357,267
II-VI, Inc. (a) (b)	36,370	1,853,051
Vontier Corp.	26,349	605,764
		4,485,133
Engineering & Construction — 1.3%
Dycom Industries, Inc. (a)	10,485	975,524
Environmental Controls — 0.4%
CECO Environmental Corp. (a)	26,748	159,953
Charah Solutions, Inc. (a) (b)	32,498	121,542
		281,495
Hand & Machine Tools — 0.2%
Luxfer Holdings PLC	11,432	172,852
Machinery – Diversified — 3.2%
DXP Enterprises, Inc. (a)	14,347	439,449
Enovis Corp. (a)	12,608	693,440
Esab Corp.	12,202	533,837
Gates Industrial Corp. PLC (a)	79,005	854,044
		2,520,770
Metal Fabricate & Hardware — 2.3%
The Timken Co.	34,296	1,819,403
Miscellaneous - Manufacturing — 0.1%
DIRTT Environmental Solutions (a) (b)	64,423	68,933
Packaging & Containers — 2.9%
Graphic Packaging Holding Co.	71,409	1,463,884
Karat Packaging, Inc. (a)	5,817	99,238
Pactiv Evergreen, Inc.	72,526	722,359
		2,285,481
		15,184,413

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 5.9%
Semiconductors — 2.4%
Cohu, Inc. (a)	20,980	$582,195
Kulicke & Soffa Industries, Inc.	29,916	1,280,704
		1,862,899
Software — 3.5%
Avaya Holdings Corp. (a) (b)	73,790	165,290
Donnelley Financial Solutions, Inc. (a)	26,239	768,540
IBEX Holdings Ltd. (a) (b)	12,740	214,924
Teradata Corp. (a)	42,820	1,584,768
		2,733,522
		4,596,421
Utilities — 1.3%
Electric — 0.7%
ALLETE, Inc.	4,281	251,637
PNM Resources, Inc.	6,291	300,584
		552,221
Gas — 0.6%
Northwest Natural Holding Co.	2,957	157,017
Southwest Gas Holdings, Inc.	3,647	317,581
		474,598
		1,026,819

TOTAL COMMON STOCK (Cost $92,984,156)		77,754,288

TOTAL EQUITIES (Cost $92,984,156)		77,754,288

MUTUAL FUNDS — 0.9%
Diversified Financial Services — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	718,563	718,563

TOTAL MUTUAL FUNDS (Cost $718,563)		718,563

TOTAL LONG-TERM INVESTMENTS (Cost $93,702,719)		78,472,851

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (d)	$713,729	$713,729

TOTAL SHORT-TERM INVESTMENTS (Cost $713,729)		713,729

TOTAL INVESTMENTS — 101.2% (Cost $94,416,448) (e)		79,186,580

Other Assets/(Liabilities) — (1.2)%		(941,736)

NET ASSETS — 100.0%		$78,244,844

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $5,039,624 or 6.44% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $4,472,990 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $713,734. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $728,103.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG*	9/30/22	USD	499,080	SEK	5,066,413	$1,984

* Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.4%
COMMON STOCK — 99.4%
Basic Materials — 5.2%
Chemicals — 1.8%
Huntsman Corp.	49,190	$1,394,536
Innospec, Inc.	11,253	1,077,925
		2,472,461
Iron & Steel — 2.5%
Allegheny Technologies, Inc. (a)	63,240	1,436,180
Carpenter Technology Corp.	24,584	686,140
Reliance Steel & Aluminum Co.	7,585	1,288,388
		3,410,708
Mining — 0.9%
Cameco Corp.	58,000	1,219,160
		7,102,329
Communications — 1.1%
Internet — 1.1%
Criteo SA Sponsored ADR (a)	58,681	1,431,817
Consumer, Cyclical — 15.4%
Airlines — 0.7%
SkyWest, Inc. (a)	42,347	899,874
Apparel — 3.2%
Carter’s, Inc.	21,280	1,499,814
Ralph Lauren Corp.	15,400	1,380,610
Tapestry, Inc.	47,400	1,446,648
		4,327,072
Auto Parts & Equipment — 1.9%
Dana, Inc.	76,736	1,079,676
The Goodyear Tire & Rubber Co. (a)	139,850	1,497,793
		2,577,469
Entertainment — 0.7%
Scientific Games Corp. Class A (a)	19,820	931,342
Home Builders — 2.9%
KB Home	41,940	1,193,613
PulteGroup, Inc.	47,040	1,864,195
Taylor Morrison Home Corp. (a)	38,534	900,154
		3,957,962
Home Furnishing — 1.0%
MillerKnoll, Inc.	49,590	1,302,729
Lodging — 0.8%
Hilton Grand Vacations, Inc. (a)	30,270	1,081,547
Retail — 4.2%
Dine Brands Global, Inc.	22,031	1,433,778
Papa John’s International, Inc.	17,141	1,431,616
Sally Beauty Holdings, Inc. (a)	99,230	1,182,822

	Number of Shares	Value
Williams-Sonoma, Inc.	15,011	$1,665,470
		5,713,686
		20,791,681
Consumer, Non-cyclical — 14.6%
Commercial Services — 4.8%
ADT, Inc.	188,580	1,159,767
Herc Holdings, Inc.	15,510	1,398,226
Korn Ferry	23,490	1,362,890
Robert Half International, Inc.	14,478	1,084,257
WillScot Mobile Mini Holdings Corp. (a)	44,480	1,442,042
		6,447,182
Food — 2.5%
The Hain Celestial Group, Inc. (a)	62,325	1,479,596
Nomad Foods Ltd. (a)	96,587	1,930,774
		3,410,370
Health Care – Products — 2.7%
Envista Holdings Corp. (a)	47,570	1,833,348
Integra LifeSciences Holdings Corp. (a)	33,550	1,812,706
		3,646,054
Health Care – Services — 4.6%
Acadia Healthcare Co., Inc. (a)	32,130	2,172,952
MEDNAX, Inc. (a)	93,620	1,966,956
Syneos Health, Inc. (a)	28,320	2,029,978
		6,169,886
		19,673,492
Energy — 3.7%
Oil & Gas — 3.7%
Coterra Energy, Inc.	30,731	792,553
Helmerich & Payne, Inc.	34,500	1,485,570
HF Sinclair Corp.	36,195	1,634,566
Magnolia Oil & Gas Corp. Class A	51,760	1,086,442
		4,999,131
		4,999,131
Financial — 27.4%
Banks — 13.2%
BankUnited, Inc.	45,600	1,621,992
Comerica, Inc.	28,370	2,081,791
First BanCorp	145,610	1,879,825
First Citizens BancShares, Inc. Class A	3,419	2,235,274
First Hawaiian, Inc.	72,120	1,637,845
Synovus Financial Corp.	42,624	1,536,595
Texas Capital Bancshares, Inc. (a)	31,658	1,666,477
Webster Financial Corp.	35,919	1,513,986
Wintrust Financial Corp.	23,800	1,907,570

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zions Bancorp NA	34,798	$1,771,218
		17,852,573
Diversified Financial Services — 2.1%
Moelis & Co. Class A	36,806	1,448,316
Stifel Financial Corp.	23,670	1,325,994
		2,774,310
Insurance — 4.6%
American Financial Group, Inc.	12,178	1,690,428
The Hanover Insurance Group, Inc.	12,138	1,775,182
Kemper Corp.	25,500	1,221,450
Selective Insurance Group, Inc.	17,507	1,522,059
		6,209,119
Real Estate Investment Trusts (REITS) — 7.5%
American Campus Communities, Inc.	10,102	651,276
Broadstone Net Lease, Inc.	67,730	1,389,142
Camden Property Trust	15,228	2,047,862
Cousins Properties, Inc.	46,070	1,346,626
CubeSmart	30,974	1,323,209
Physicians Realty Trust	134,123	2,340,447
STAG Industrial, Inc.	34,182	1,055,540
		10,154,102
		36,990,104
Industrial — 21.4%
Aerospace & Defense — 1.1%
Spirit AeroSystems Holdings, Inc. Class A	53,210	1,559,053
Building Materials — 1.0%
Masonite International Corp. (a)	17,281	1,327,699
Electrical Components & Equipment — 0.9%
Belden, Inc.	23,414	1,247,264
Electronics — 2.3%
Avnet, Inc.	38,250	1,640,160
Sensata Technologies Holding PLC	34,290	1,416,520
		3,056,680
Engineering & Construction — 4.0%
AECOM	29,290	1,910,294
Arcosa, Inc.	31,860	1,479,260
Dycom Industries, Inc. (a)	21,568	2,006,686
		5,396,240
Hand & Machine Tools — 1.0%
Regal Rexnord Corp.	11,982	1,360,197
Machinery – Construction & Mining — 1.9%
Oshkosh Corp.	15,981	1,312,679
Vertiv Holdings Co.	150,090	1,233,740
		2,546,419

	Number of Shares	Value
Machinery – Diversified — 0.5%
Cactus, Inc. Class A	18,540	$746,606
Metal Fabricate & Hardware — 0.9%
The Timken Co.	22,390	1,187,789
Packaging & Containers — 2.5%
Berry Global Group, Inc. (a)	42,330	2,312,911
Sealed Air Corp.	18,060	1,042,423
		3,355,334
Transportation — 5.0%
Kirby Corp. (a)	29,880	1,817,899
Knight-Swift Transportation Holdings, Inc.	42,303	1,958,206
Star Bulk Carriers Corp.	49,270	1,231,257
XPO Logistics, Inc. (a)	36,110	1,739,058
		6,746,420
Trucking & Leasing — 0.3%
GATX Corp.	3,997	376,358
		28,906,059
Technology — 7.7%
Computers — 2.1%
Genpact Ltd.	23,000	974,280
Lumentum Holdings, Inc. (a)	23,140	1,837,779
		2,812,059
Semiconductors — 1.6%
Kulicke & Soffa Industries, Inc.	18,722	801,489
ON Semiconductor Corp. (a)	26,300	1,323,153
		2,124,642
Software — 4.0%
ACI Worldwide, Inc. (a)	62,090	1,607,510
Change Healthcare, Inc. (a)	92,380	2,130,283
CommVault Systems, Inc. (a)	27,895	1,754,595
		5,492,388
		10,429,089
Utilities — 2.9%
Electric — 1.7%
IDACORP, Inc.	22,311	2,363,181
Gas — 1.2%
Southwest Gas Holdings, Inc.	18,000	1,567,440
		3,930,621

TOTAL COMMON STOCK (Cost $139,570,109)		134,254,323

TOTAL EQUITIES (Cost $139,570,109)		134,254,323

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TOTAL LONG-TERM INVESTMENTS (Cost $139,570,109)		$134,254,323
	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (b)	$1,811,476	1,811,476

TOTAL SHORT-TERM INVESTMENTS (Cost $1,811,476)		1,811,476

TOTAL INVESTMENTS — 100.8% (Cost $141,381,585) (c)		136,065,799

Other Assets/(Liabilities) — (0.8)%		(1,018,442)

NET ASSETS — 100.0%		$135,047,357

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $1,811,488. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $1,847,776.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Sustainable Equity Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.8%
COMMON STOCK — 99.8%
Basic Materials — 2.5%
Chemicals — 2.5%
Air Products & Chemicals, Inc.	2,476	$595,428
Ecolab, Inc.	3,973	610,889
Linde PLC	6,134	1,763,709
The Sherwin-Williams Co.	1,498	335,417
		3,305,443
		3,305,443
Communications — 14.5%
Internet — 9.9%
Alphabet, Inc. Class A (a)	3,150	6,864,669
Amazon.com, Inc. (a)	35,680	3,789,573
Booking Holdings, Inc. (a)	461	806,284
CDW Corp.	7,703	1,213,685
Expedia Group, Inc. (a)	3,714	352,199
Uber Technologies, Inc. (a)	9,188	187,986
		13,214,396
Media — 1.3%
Comcast Corp. Class A	14,855	582,910
The Walt Disney Co. (a)	11,575	1,092,680
		1,675,590
Telecommunications — 3.3%
Cisco Systems, Inc.	57,528	2,452,994
Verizon Communications, Inc.	37,050	1,880,288
		4,333,282
		19,223,268
Consumer, Cyclical — 8.0%
Apparel — 1.0%
Deckers Outdoor Corp. (a)	1,455	371,534
NIKE, Inc. Class B	8,910	910,602
		1,282,136
Auto Manufacturers — 2.2%
Cummins, Inc.	5,213	1,008,872
Tesla, Inc. (a)	2,944	1,982,549
		2,991,421
Auto Parts & Equipment — 0.7%
Aptiv PLC (a)	10,548	939,510
Retail — 4.1%
Chipotle Mexican Grill, Inc. (a)	218	284,983
Costco Wholesale Corp.	1,900	910,632
The Home Depot, Inc.	8,103	2,222,410
Target Corp.	3,581	505,745
The TJX Cos., Inc.	19,063	1,064,668

	Number of Shares	Value
Tractor Supply Co.	2,376	$460,587
		5,449,025
		10,662,092
Consumer, Non-cyclical — 21.4%
Agriculture — 0.0%
Vital Farms, Inc. (a)	5,603	49,026
Beverages — 1.8%
PepsiCo, Inc.	14,239	2,373,072
Biotechnology — 0.8%
Amgen, Inc.	2,322	564,943
Vertex Pharmaceuticals, Inc. (a)	1,865	525,538
		1,090,481
Commercial Services — 1.1%
S&P Global, Inc.	4,224	1,423,741
Cosmetics & Personal Care — 2.2%
Colgate-Palmolive Co.	8,512	682,152
The Estee Lauder Cos., Inc. Class A	2,265	576,827
The Procter & Gamble Co.	11,640	1,673,716
		2,932,695
Food — 2.2%
Mondelez International, Inc. Class A	17,849	1,108,245
Sysco Corp.	20,958	1,775,352
		2,883,597
Health Care – Products — 2.6%
Edwards Lifesciences Corp. (a)	13,861	1,318,042
Medtronic PLC	3,225	289,444
ResMed, Inc.	1,386	290,547
Thermo Fisher Scientific, Inc.	2,818	1,530,963
		3,428,996
Health Care – Services — 2.5%
Humana, Inc.	1,537	719,424
UnitedHealth Group, Inc.	5,076	2,607,186
		3,326,610
Pharmaceuticals — 8.2%
AbbVie, Inc.	9,930	1,520,879
Bristol-Myers Squibb Co.	25,287	1,947,099
Cigna Corp.	7,898	2,081,281
CVS Health Corp.	16,931	1,568,826
Merck & Co., Inc.	16,811	1,532,659
Novo Nordisk A/S Class B	8,206	910,795
Zoetis, Inc.	7,317	1,257,719
		10,819,258
		28,327,476
Energy — 4.1%
Oil & Gas — 2.1%
ConocoPhillips	31,096	2,792,732

The accompanying notes are an integral part of the financial statements.

MML Sustainable Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 2.0%
Schlumberger NV	74,078	$2,649,029
		5,441,761
Financial — 14.8%
Banks — 4.7%
Bank of America Corp.	20,271	631,036
JP Morgan Chase & Co.	16,640	1,873,830
Morgan Stanley	27,080	2,059,705
Regions Financial Corp.	90,541	1,697,644
		6,262,215
Diversified Financial Services — 5.7%
American Express Co.	6,783	940,259
Ameriprise Financial, Inc.	3,498	831,405
BlackRock, Inc.	2,013	1,225,997
Intercontinental Exchange, Inc.	5,640	530,386
Mastercard, Inc. Class A	5,118	1,614,627
Visa, Inc. Class A	12,541	2,469,197
		7,611,871
Insurance — 2.2%
Marsh & McLennan Cos., Inc.	5,991	930,103
Prudential Financial, Inc.	10,556	1,009,998
The Travelers Cos., Inc.	5,922	1,001,588
		2,941,689
Real Estate Investment Trusts (REITS) — 2.2%
Prologis, Inc.	24,278	2,856,307
		19,672,082
Industrial — 11.5%
Aerospace & Defense — 1.3%
Lockheed Martin Corp.	3,892	1,673,404
Building Materials — 1.5%
Johnson Controls International PLC	27,353	1,309,662
Masco Corp.	13,704	693,422
		2,003,084
Electrical Components & Equipment — 0.3%
Generac Holdings, Inc. (a)	1,732	364,725
Electronics — 2.7%
Agilent Technologies, Inc.	10,815	1,284,498
Honeywell International, Inc.	6,715	1,167,134
Keysight Technologies, Inc. (a)	8,146	1,122,926
		3,574,558
Machinery – Diversified — 1.4%
Cognex Corp.	8,774	373,070
Deere & Co.	1,582	473,762
Rockwell Automation, Inc.	2,148	428,118
Xylem, Inc.	6,852	535,689
		1,810,639

	Number of Shares	Value
Miscellaneous - Manufacturing — 1.2%
Eaton Corp. PLC	7,137	$899,191
Parker-Hannifin Corp.	3,138	772,105
		1,671,296
Packaging & Containers — 0.7%
Ball Corp.	14,037	965,324
Transportation — 2.4%
Norfolk Southern Corp.	3,611	820,744
Union Pacific Corp.	3,380	720,886
United Parcel Service, Inc. Class B	9,160	1,672,067
		3,213,697
		15,276,727
Technology — 20.9%
Computers — 5.7%
Accenture PLC Class A	5,628	1,562,614
Apple, Inc.	44,439	6,075,700
		7,638,314
Semiconductors — 4.5%
Advanced Micro Devices, Inc. (a)	9,442	722,030
Analog Devices, Inc.	9,890	1,444,830
Applied Materials, Inc.	9,984	908,344
ASML Holding NV	1,627	785,236
NVIDIA Corp.	14,059	2,131,204
		5,991,644
Software — 10.7%
Adobe, Inc. (a)	1,934	707,960
Cadence Design Systems, Inc. (a)	2,733	410,032
Electronic Arts, Inc.	4,735	576,013
Microsoft Corp.	42,643	10,952,002
Salesforce, Inc. (a)	5,447	898,973
ServiceNow, Inc. (a)	793	377,087
Workday, Inc. Class A (a)	1,671	233,238
		14,155,305
		27,785,263
Utilities — 2.1%
Electric — 2.1%
NextEra Energy, Inc.	36,395	2,819,157

TOTAL COMMON STOCK (Cost $120,583,807)		132,513,269

TOTAL EQUITIES (Cost $120,583,807)		132,513,269

The accompanying notes are an integral part of the financial statements.

MML Sustainable Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
SPDR S&P 500 ETF Trust	197	$74,318

TOTAL MUTUAL FUNDS (Cost $83,275)		74,318

TOTAL LONG-TERM INVESTMENTS (Cost $120,667,082)		132,587,587

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (b)	$175,656	$175,656

TOTAL SHORT-TERM INVESTMENTS (Cost $175,656)		175,656

TOTAL INVESTMENTS — 100.0% (Cost $120,842,738) (c)		132,763,243

Other Assets/(Liabilities) — 0.0%		21,153

NET ASSETS — 100.0%		$132,784,396

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $175,657. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $179,204.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank N.A.*	9/30/22	EUR	187,214	USD	196,909	$507
JP Morgan Chase Bank N.A.*	9/30/22	USD	889,617	EUR	841,142	2,640
						$3,147

* Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

EUR	Euro
USD	US Dollar

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments
June 30, 2022 (Unaudited)

	Number of Shares	Value
EQUITIES — 0.1%
COMMON STOCK — 0.1%
Communications — 0.1%
Telecommunications — 0.1%
Intelsat Emergence SA	7,210	$196,473

TOTAL COMMON STOCK (Cost $676,994)		196,473

TOTAL EQUITIES (Cost $676,994)		196,473
	Principal Amount
BONDS & NOTES — 112.9%
BANK LOANS — 1.9%
Aerospace & Defense — 0.0%
TransDigm, Inc., 2020 Term Loan E, 1 mo. USD LIBOR + 2.250%
3.916% VRN 5/30/25	$48,875	46,342
Airlines — 0.0%
American Airlines, Inc., 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 1.750%
3.402% VRN 1/29/27	34,152	29,987
United Airlines, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.750%
5.392% VRN 4/21/28	22,540	20,891
		50,878
Auto Parts & Equipment — 0.1%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
4.916% VRN 4/30/26	194,908	181,508
Beverages — 0.0%
Naked Juice LLC, Term Loan, SOFRTE + 3.250%, SOFRTE + 3.250%
4.875% - 5.404% 1/24/29	142,088	131,964
Chemicals — 0.0%
Zep, Inc., 2017 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
6.250% VRN 8/12/24	91,842	79,903
Commercial Services — 0.1%
AI Aqua Merger Sub, Inc. .
2022 Delayed Draw Term loan,
0.000% 7/31/28 (a)	7,713	6,993

	Principal Amount	Value
2022 Term Loan B,
0.000% FRN 7/31/28 (a)	$33,938	$30,771
Amentum Government Services Holdings LLC, Term Loan B
0.000% FRN 1/29/27	15,828	15,027
Prime Security Services Borrower, LLC, 2021 Term Loan
0.000% FRN 9/23/26 (a)	14,996	13,968
Spin Holdco, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.000%
5.611% VRN 3/04/28 (a)	99,000	90,932
Trans Union, LLC, 2021 Term Loan B6
0.000% VRN 12/01/28 (a)	52,556	50,005
		207,696
Cosmetics & Personal Care — 0.0%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 3 mo. USD LIBOR + 3.750%
6.000% VRN 10/01/26	48,891	45,137
Diversified Financial Services — 0.1%
Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, SOFR CME + 3.750%
5.275%4/09/27	21,638	20,204
Setanta Aircraft Leasing Designated Activity Company, Term Loan B, 3 mo. USD LIBOR + 2.000%
4.250% VRN 11/05/28	175,000	166,105
		186,309
Food — 0.0%
Hostess Brands LLC, 2019 Term Loan, 1 mo. USD LIBOR + 2.250%, 3 mo. USD LIBOR + 2.250%
3.489% - 3.916% VRN 8/03/25	126,742	121,174
Health Care – Products — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
3.916% VRN 11/08/27	136,389	130,827
Medline Borrower LP, USD Term Loan B, 1 mo. USD LIBOR + 3.250%
4.916% VRN 10/23/28	249,375	230,866
		361,693
Insurance — 0.2%
Acrisure, LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 3.500%
5.166% VRN 2/15/27	99,491	91,035

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
3.916% VRN 2/19/28	$492,949	$464,811
		555,846
Internet — 0.1%
NortonLifeLock, Inc., 2022 Term Loan B,
0.000%1/28/29(a)	250,000	236,500
Lodging — 0.1%
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.750%
4.416% VRN 12/23/24	98,437	94,601
Fertitta Entertainment, LLC, 2022 Term Loan B,
0.000% FRN 1/27/29 (a)	125,000	114,954
		209,555
Media — 0.2%
Diamond Sports Group LLC, Term Loan, SOFRTE + 3.250%
4.431%8/24/26	64,183	14,976
DirecTV Financing, LLC, Term Loan, 1 mo. USD LIBOR + 5.000%
6.666% VRN 8/02/27	158,525	145,513
Sinclair Television Group, Inc., 2021 Term Loan B3, 1 mo. USD LIBOR + 3.000%
4.670% VRN 4/01/28	148,500	137,300
Virgin Media Bristol LLC, USD Term Loan N, 1 mo. USD LIBOR + 2.500%
3.824% VRN 1/31/28	275,000	256,971
		554,760
Packaging & Containers — 0.1%
Berry Global, Inc., 2021 Term Loan Z, 1 mo. USD LIBOR + 1.750%
3.005% VRN 7/01/26	151,015	145,582
Pharmaceuticals — 0.4%
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. USD LIBOR + 2.500%
4.166% VRN 3/01/24	37,231	36,156
Elanco Animal Health, Inc., Term Loan B, 1 mo. USD LIBOR + 1.750%
2.812% VRN 8/01/27	400,361	377,340

	Principal Amount	Value
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD LIBOR + 4.000%
6.250% VRN 10/01/27	$99,747	$94,137
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 mo. USD LIBOR + 2.000%
3.666% VRN 11/15/27	280,004	264,010
Horizon Therapeutics USA, Inc., 2021 Term Loan B2, 1 mo. USD LIBOR + 1.750%
3.375% VRN 3/15/28	221,250	213,161
ICON Luxembourg S.A.R.L., LUX Term Loan,
0.000% VRN 7/03/28 (a)	9,814	9,468
Jazz Financing Lux S.A.R.L., USD Term Loan, 1 mo. USD LIBOR + 3.500%
5.166% VRN 5/05/28	148,500	141,376
Organon & Co, USD Term Loan, 3 mo. USD LIBOR + 3.000%
4.625% VRN 6/02/28	159,436	153,126
		1,288,774
Pipelines — 0.0%
Lucid Energy Group II Borrower, LLC, 2021 Term Loan,
0.000% FRN 11/24/28 (a)	10,890	10,731
Retail — 0.1%
Michaels Cos., Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
6.500% VRN 4/15/28	237,600	195,096
Whatabrands LLC, 2021 Term Loan B,
0.000% VRN 8/03/28 (a)	224,438	209,849
		404,945
Software — 0.1%
Athenahealth, Inc.
2022 Delayed Draw Term Loan,
0.000% FRN 2/15/29 (a) (b)	36,232	33,266
2022 Term Loan B, SOFRTE + 3.500%
5.009%2/15/29	213,768	196,267
CDK Global, Inc. ., 2022 USD Term Loan B,
0.000%7/06/29(a)	123,833	116,728
Sophia, L.P., 2021 Term Loan B,
0.000% FRN 10/07/27 (a)	65,975	61,399
		407,660

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 0.2%
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 1.750%
3.416% VRN 3/01/27	$600,000	$554,502
Zayo Group Holdings, Inc., 2022 USD Incremental Term Loan B,
5.775%3/09/27	113,687	105,824
		660,326
Transportation — 0.0%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD LIBOR + 2.000%
4.250% VRN 12/30/26	28,301	27,123

TOTAL BANK LOANS (Cost $6,288,807)		5,914,406

CORPORATE DEBT — 29.1%
Aerospace & Defense — 0.2%
The Boeing Co.
1.167%2/04/23	660,000	652,547
Agriculture — 0.8%
BAT Capital Corp.
4.390%8/15/37	400,000	318,468
4.540%8/15/47	1,050,001	774,045
5.650%3/16/52	215,000	186,545
Imperial Brands Finance PLC
3.125%7/26/24(c)	320,000	310,134
3.500%7/26/26(c)	225,000	211,084
Imperial Tobacco Finance PLC
4.250%7/21/25(c)	415,000	411,136
Reynolds American, Inc.
5.850%8/15/45	315,000	265,467
		2,476,879
Banks — 10.4%
Bank of America Corp.
SOFR + .910% 1.658% VRN 3/11/27	755,000	677,437
SOFR + 1.370% 1.922% VRN 10/24/31	110,000	87,788
SOFR + 1.060% 2.087% VRN 6/14/29	1,000,000	857,484
SOFR + 1.220% 2.299% VRN 7/21/32	240,000	194,483
SOFR + 1.210% 2.572% VRN 10/20/32	345,000	285,362
SOFR + 2.150% 2.592% VRN 4/29/31	140,000	119,067
SOFR + 1.320% 2.687% VRN 4/22/32	120,000	101,012

	Principal Amount	Value
3 mo. USD LIBOR + .790% 3.004% VRN 12/20/23	$1,180,000	$1,176,373
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	470,000	438,400
3 mo. USD LIBOR + .970% 3.458% VRN 3/15/25	415,000	409,310
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	485,000	463,234
Citigroup, Inc.
SOFR + .528% 1.281% VRN 11/03/25	135,000	125,476
SOFR + .770% 1.462% VRN 6/09/27	725,000	641,759
SOFR + .694% 2.014% VRN 1/25/26	210,000	196,891
SOFR + 1.167% 2.561% VRN 5/01/32	495,000	408,361
SOFR + 2.107% 2.572% VRN 6/03/31	255,000	214,875
SOFR + 1.351% 3.057% VRN 1/25/33	505,000	429,879
SOFR + 1.280% 3.070% VRN 2/24/28	190,000	176,371
SOFR + 2.842% 3.106% VRN 4/08/26	335,000	321,865
3 mo. USD LIBOR + .897% 3.352% VRN 4/24/25	85,000	83,389
Credit Suisse Group AG
SOFR + .980% 1.305% VRN 2/02/27 (c)	495,000	425,470
SOFR + 2.044% 2.193% VRN 6/05/26 (c)	590,000	535,238
SOFR + 1.560% 2.593% VRN 9/11/25 (c)	420,000	395,513
SOFR + 1.730% 3.091% VRN 5/14/32 (c)	405,000	323,139
4.282%1/09/28(c)	65,000	60,778
DNB Bank ASA 1 year CMT + .680%
1.605% VRN 3/30/28 (c)	635,000	551,836
The Goldman Sachs Group, Inc.
SOFR + .486% 0.925% VRN 10/21/24	530,000	507,131
1.217%12/06/23	1,030,000	992,921
SOFR + .798% 1.431% VRN 3/09/27	500,000	443,720
SOFR + .818% 1.542% VRN 9/10/27	1,450,000	1,274,403
SOFR + .913% 1.948% VRN 10/21/27	125,000	111,304
SOFR + 1.090% 1.992% VRN 1/27/32	140,000	110,888
SOFR + 1.248% 2.383% VRN 7/21/32	415,000	336,643

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOFR + 1.264% 2.650% VRN 10/21/32	$200,000	$165,200
3.200%2/23/23	145,000	145,060
3 mo. USD LIBOR + 1.201% 3.272% VRN 9/29/25	325,000	316,059
HSBC Holdings PLC
SOFR + .708% 0.976% VRN 5/24/25	505,000	471,260
SOFR + 1.732% 2.013% VRN 9/22/28	1,080,000	925,239
SOFR + 1.285% 2.206% VRN 8/17/29	610,000	513,793
SOFR + 1.187% 2.804% VRN 5/24/32	365,000	300,530
3 mo. USD LIBOR + 1.211% 3.803% VRN 3/11/25	110,000	108,503
JP Morgan Chase & Co.
SOFR + .580% 0.697% VRN 3/16/24	165,000	161,443
3 mo. TSFR + .580% 0.969% VRN 6/23/25	1,060,000	991,200
SOFR + .885% 1.578% VRN 4/22/27	500,000	445,490
SOFR + 1.015% 2.069% VRN 6/01/29	250,000	215,240
SOFR + 1.160% 2.301% VRN 10/15/25	255,000	243,049
SOFR + 1.180% 2.545% VRN 11/08/32	375,000	311,305
SOFR + 1.250% 2.580% VRN 4/22/32	605,000	509,183
SOFR + 1.170% 2.947% VRN 2/24/28	1,145,000	1,062,326
Lloyds Banking Group PLC
1 year CMT + .850% 1.627% VRN 5/11/27	515,000	458,338
3 mo. USD LIBOR + 1.205% 3.574% VRN 11/07/28	520,000	487,317
1 year CMT + 1.800% 3.750% VRN 3/18/28	200,000	190,603
1 year CMT + 3.500% 3.870% VRN 7/09/25	220,000	217,422
Macquarie Group Ltd.
SOFR + 1.532% 2.871% VRN 1/14/33 (c)	1,045,000	854,818
SOFR + 2.405% 4.442% VRN 6/21/33 (c)	240,000	223,218
Morgan Stanley
SOFR + .509% 0.791% VRN 1/22/25	285,000	269,585
SOFR + .560% 1.164% VRN 10/21/25	1,300,000	1,205,531

	Principal Amount	Value
SOFR + .879% 1.593% VRN 5/04/27	$505,000	$448,808
SOFR + 1.020% 1.928% VRN 4/28/32	235,000	186,863
SOFR + 1.178% 2.239% VRN 7/21/32	160,000	130,079
SOFR + 1.200% 2.511% VRN 10/20/32	520,000	430,794
SOFR + 2.620% 5.297% VRN 4/20/37	215,000	208,756
Natwest Group PLC 3 mo. USD LIBOR + 1.762%
4.269% VRN 3/22/25	775,000	767,389
Santander UK Group Holdings PLC
SOFR + .787% 1.089% VRN 3/15/25	540,000	504,548
1 year CMT + 1.250% 1.532% VRN 8/21/26	710,000	636,534
SOFR + .989% 1.673% VRN 6/14/27	120,000	104,873
SOFR + 1.220% 2.469% VRN 1/11/28	200,000	176,960
3 mo. USD LIBOR + 1.080% 3.373% VRN 1/05/24	445,000	443,026
Santander UK PLC
5.000%11/07/23(c)	435,000	438,036
UBS Group AG Registered 1 year CMT + 1.550%
4.488% VRN 5/12/26 (c)	200,000	199,566
Wells Fargo & Co.
3 mo. USD LIBOR + .750% 2.164% VRN 2/11/26	335,000	315,164
SOFR + 2.100% 2.393% VRN 6/02/28	1,400,000	1,255,623
SOFR + 1.432% 2.879% VRN 10/30/30	490,000	431,871
SOFR + 1.500% 3.350% VRN 3/02/33	1,285,000	1,143,619
SOFR + 1.510% 3.526% VRN 3/24/28	320,000	303,524
SOFR + 4.502% 5.013% VRN 4/04/51	150,000	148,024
		32,543,569
Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900%2/01/46	880,000	831,768
Bacardi Ltd.
4.450%5/15/25(c)	700,000	693,640

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Constellation Brands, Inc.
4.750%5/09/32	$330,000	$326,465
		1,851,873
Biotechnology — 0.1%
Amgen, Inc.
4.400%2/22/62	190,000	166,552
Grifols Escrow Issuer SA
4.750%10/15/28(c)(d)	125,000	108,438
		274,990
Chemicals — 0.2%
International Flavors & Fragrances, Inc.
5.000%9/26/48	380,000	356,074
Valvoline, Inc.
4.250%2/15/30(c)	175,000	146,125
		502,199
Commercial Services — 0.1%
S&P Global, Inc.
4.750%8/01/28(c)	385,000	391,820
Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.500%1/15/25	1,000,000	955,795
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300%1/30/32	615,000	491,480
American Express Co.
2.550%3/04/27	385,000	359,246
Avolon Holdings Funding Ltd.
2.528%11/18/27(c)	389,000	318,270
2.875%2/15/25(c)	335,000	308,392
3.950%7/01/24(c)	130,000	124,569
Capital One Financial Corp. SOFR + 1.790%
3.273% VRN 3/01/30	535,000	474,364
Charles Schwab Corp.
2.900%3/03/32	380,000	335,493
Intercontinental Exchange, Inc.
4.600%3/15/33	420,000	418,738
Park Aerospace Holdings Ltd.
4.500%3/15/23(c)	320,000	318,853
5.500%2/15/24(c)	82,000	81,389
		4,186,589
Electric — 1.3%
Duke Energy Carolinas LLC
4.000%9/30/42	1,000,000	892,390
Florida Power & Light Co.
3.990%3/01/49	495,000	453,986

	Principal Amount	Value
Jersey Central Power & Light Co.
4.700%4/01/24(c)	$800,000	$805,479
6.400%5/15/36	425,000	455,208
MidAmerican Energy Co.
4.800%9/15/43	1,400,000	1,394,658
		4,001,721
Engineering & Construction — 0.0%
Artera Services LLC
9.033%12/04/25(c)	95,000	76,551
Entertainment — 0.5%
Caesars Entertainment, Inc.
8.125%7/01/27(c)(d)	100,000	96,625
Magallanes, Inc.
4.279%3/15/32(c)	190,000	170,425
5.050%3/15/42(c)	905,000	772,882
5.141%3/15/52(c)	640,000	540,701
		1,580,633
Environmental Controls — 0.1%
Waste Pro USA, Inc.
5.500%2/15/26(c)	175,000	155,453
Food — 0.8%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.750%4/01/33(c)	400,000	380,916
6.500%12/01/52(c)	415,000	392,237
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
4.375%2/02/52(c)	135,000	95,475
Kraft Heinz Foods Co.
4.875%10/01/49	480,000	426,462
5.000%6/04/42	360,000	329,823
Pilgrim’s Pride Corp.
3.500%3/01/32(c)	360,000	281,250
5.875%9/30/27(c)	30,000	28,725
Post Holdings, Inc.
5.750%3/01/27(c)	150,000	145,312
Smithfield Foods, Inc.
2.625%9/13/31(c)	635,000	502,799
		2,582,999
Health Care – Products — 0.2%
PerkinElmer, Inc.
2.250%9/15/31	800,000	633,936
Health Care – Services — 1.8%
Aetna, Inc.
2.800%6/15/23	485,000	480,234
Centene Corp.
2.450%7/15/28	488,000	407,290
3.000%10/15/30	453,000	375,424

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.250%12/15/27	$165,000	$153,557
CommonSpirit Health
2.782%10/01/30	495,000	428,871
3.910%10/01/50	75,000	60,589
Fresenius Medical Care US Finance III, Inc.
1.875%12/01/26(c)	340,000	293,389
HCA, Inc.
2.375%7/15/31	90,000	70,416
3.625%3/15/32(c)	70,000	59,216
4.125%6/15/29	345,000	315,147
4.625%3/15/52(c)(d)	332,000	267,216
5.000%3/15/24	287,000	288,650
5.250%6/15/49	775,000	678,594
5.500%6/15/47	360,000	328,076
Humana, Inc.
2.150%2/03/32	435,000	353,275
ModivCare Escrow Issuer, Inc.
5.000%10/01/29(c)	175,000	140,652
Molina Healthcare, Inc.
3.875%11/15/30(c)	90,000	76,930
3.875%5/15/32(c)	190,000	159,152
4.375%6/15/28(c)	300,000	268,292
Universal Health Services, Inc.
1.650%9/01/26(c)	385,000	334,328
		5,539,298
Household Products & Wares — 0.0%
Central Garden & Pet Co.
5.125%2/01/28	123,000	110,258
Insurance — 1.0%
Aon Corp. / Aon Global Holdings PLC
3.900%2/28/52	190,000	156,443
Athene Global Funding
1.985%8/19/28(c)	555,000	461,643
SOFR + .700% 1.992% FRN 5/24/24 (c)	505,000	490,334
3.205%3/08/27(c)	135,000	122,874
Berkshire Hathaway Finance Corp.
3.850%3/15/52	405,000	349,290
Farmers Exchange Capital 3 mo. USD LIBOR + 3.454%
5.454% VRN 10/15/54 (c)	970,000	958,892
Teachers Insurance & Annuity Association of America
3.300%5/15/50(c)	225,000	172,822
4.270%5/15/47(c)	130,000	116,414
Willis North America, Inc.
2.950%9/15/29	290,000	249,172
		3,077,884

	Principal Amount	Value
Internet — 0.1%
Netflix, Inc.
4.625% 5/15/29 EUR (e)	$150,000	$147,954
Tencent Holdings Ltd.
3.680%4/22/41(c)	335,000	270,736
		418,690
Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.750%2/15/28	92,000	84,721
4.800%3/01/50	330,000	263,593
4.908%7/23/25	205,000	205,303
5.250%4/01/53	265,000	226,327
5.375%5/01/47	95,000	81,314
5.750%4/01/48	280,000	251,776
Cox Communications, Inc.
2.600%6/15/31(c)	385,000	322,839
CSC Holdings LLC
4.125%12/01/30(c)(d)	200,000	156,000
5.375%2/01/28(c)	280,000	242,200
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.375%8/15/26(c)	665,000	166,250
Time Warner Cable, Inc.
5.500%9/01/41	170,000	149,017
5.875%11/15/40	170,000	156,402
The Walt Disney Co.
3.600%1/13/51	320,000	268,448
		2,574,190
Mining — 0.1%
Indonesia Asahan Aluminium Persero PT
6.530%11/15/28(c)	200,000	202,822
Miscellaneous - Manufacturing — 0.2%
GE Capital International Funding Co. Unlimited Co.
4.418%11/15/35	380,000	356,434
General Electric Co.
6.750%3/15/32	162,000	181,586
		538,020
Oil & Gas — 0.5%
KazMunay Gas National Co.
4.750%4/19/27(c)	200,000	177,152
Occidental Petroleum Corp.
0.010%10/10/36	230,000	113,931
Pertamina Persero PT
3.100%8/27/30(c)	200,000	174,151

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petroleos Mexicanos
5.950%1/28/31	$50,000	$36,569
6.625%6/15/35	900,000	614,367
7.690%1/23/50	115,000	77,912
Saudi Arabian Oil Co.
1.625%11/24/25(c)	200,000	184,600
Shell International Finance BV
3.750%9/12/46	25,000	21,480
Transocean Guardian Ltd.
5.875%1/15/24(c)	92,172	85,186
Transocean Poseidon Ltd.
6.875%2/01/27(c)	91,875	81,769
		1,567,117
Oil & Gas Services — 0.0%
Transocean Proteus Ltd.
6.250%12/01/24(c)	127,350	119,709
USA Compression Partners LP/USA Compression Finance Corp.
6.875%4/01/26	30,000	27,286
		146,995
Packaging & Containers — 0.6%
Amcor Finance USA, Inc.
3.625%4/28/26	650,000	626,181
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.250%8/15/27(c)	190,000	133,072
5.250%8/15/27(c)(d)	200,000	140,076
Berry Global, Inc.
1.570%1/15/26	410,000	366,054
4.875%7/15/26(c)	330,000	314,939
Mauser Packaging Solutions Holding Co.
5.500%4/15/24(c)	30,000	28,650
Trivium Packaging Finance BV
5.500%8/15/26(c)	320,000	301,015
		1,909,987
Pharmaceuticals — 1.3%
AbbVie, Inc.
4.450%5/14/46	400,000	365,177
4.500%5/14/35	390,000	379,801
Bayer US Finance II LLC
4.250%12/15/25(c)	75,000	74,099
4.375%12/15/28(c)	850,000	829,183
4.625%6/25/38(c)	795,000	721,674
4.875%6/25/48(c)	210,000	189,851
Cigna Corp.
3.400%3/15/51	250,000	193,624
4.125%11/15/25	60,000	60,125

	Principal Amount	Value
CVS Health Corp.
5.050%3/25/48	$1,090,000	$1,049,990
Embecta Corp.
5.000%2/15/30(c)	200,000	167,887
Endo DAC / Endo Finance LLC / Endo Finco, Inc.
6.000%6/30/28(c)	463,000	35,883
		4,067,294
Pipelines — 1.1%
Energy Transfer LP
4.950%6/15/28	300,000	296,113
5.000%5/15/50	380,000	325,222
5.150%3/15/45	400,000	343,620
5.350%5/15/45	50,000	43,738
5.400%10/01/47	394,000	347,738
5.500%6/01/27	254,000	257,733
Galaxy Pipeline Assets Bidco Ltd.
2.160%3/31/34(c)	384,344	326,549
Plains All American Pipeline LP/PAA Finance Corp.
3.800%9/15/30	300,000	265,816
Rockies Express Pipeline LLC
4.800%5/15/30(c)	250,000	208,125
4.950%7/15/29(c)	200,000	171,000
Ruby Pipeline LLC
8.000% STEP 4/01/22 (c)	431,818	367,045
TransMontaigne Partners LP/TLP Finance Corp.
6.125%2/15/26	81,000	71,584
Venture Global Calcasieu Pass LLC
3.875%8/15/29(c)	365,000	319,275
		3,343,558
Real Estate Investment Trusts (REITS) — 1.6%
American Campus Communities Operating Partnership LP
2.850%2/01/30	10,000	9,514
3.750%4/15/23	650,000	650,759
GLP Capital LP/GLP Financing II, Inc.
4.000%1/15/30	45,000	39,405
5.250%6/01/25	205,000	201,041
5.300%1/15/29	310,000	296,084
5.375%4/15/26	735,000	719,286
Healthcare Trust of America Holdings LP
2.000%3/15/31	240,000	186,532
3.100%2/15/30	145,000	125,193
SL Green Operating Partnership LP
3.250%10/15/22	500,000	498,755

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ventas Realty LP
3.500%2/01/25	$1,500,000	$1,464,430
VICI Properties LP
3.750%2/15/27(c)	20,000	17,591
3.875%2/15/29(c)	185,000	159,663
4.500%9/01/26(c)	100,000	92,000
4.500%1/15/28(c)	50,000	45,599
4.625%6/15/25(c)	25,000	23,781
4.950%2/15/30	20,000	18,954
5.125%5/15/32	330,000	310,972
5.625%5/15/52	164,000	149,268
5.750%2/01/27(c)	120,000	113,868
		5,122,695
Retail — 0.1%
Michaels Cos., Inc.
5.250%5/01/28(c)(d)	170,000	133,615
Starbucks Corp.
3.000%2/14/32(d)	385,000	335,175
		468,790
Savings & Loans — 0.3%
Nationwide Building Society
SOFR + 1.290% 2.972% VRN 2/16/28 (c) (d)	340,000	310,665
3 mo. USD LIBOR + 1.064% 3.766% VRN 3/08/24 (c)	525,000	523,782
3 mo. USD LIBOR + 1.392% 4.363% VRN 8/01/24 (c)	190,000	190,299
		1,024,746
Semiconductors — 0.1%
Broadcom, Inc.
4.300%11/15/32	360,000	327,903
Software — 0.3%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.750%3/01/25(c)	133,000	130,007
Oracle Corp.
2.800%4/01/27	140,000	128,128
2.875%3/25/31	195,000	161,085
3.950%3/25/51	753,000	556,528
		975,748
Telecommunications — 2.6%
AT&T, Inc.
3.800%12/01/57	1,692,000	1,319,596
4.750%5/15/46	710,000	660,916
5.250%3/01/37	270,000	279,148
CommScope, Inc.
4.750%9/01/29(c)	274,000	221,034

	Principal Amount	Value
Jackson Holdings S.A.
6.500%3/15/30(c)	$1,052,000	$867,900
Intelsat Jackson Holdings S.A., Escrow
8.500%10/15/24(c)(f)(g)(h)	171,000	—
9.750%7/15/25(c)(f)(g)(h)	585,000	—
Level 3 Financing, Inc.
3.400%3/01/27(c)	60,000	51,659
3.875%11/15/29(c)	460,000	379,879
Lumen Technologies, Inc.
5.375%6/15/29(c)	385,000	304,833
Sprint Corp.
7.875%9/15/23	33,000	34,031
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738%3/20/25(c)	969,377	969,989
T-Mobile USA, Inc.
2.550%2/15/31	900,000	759,303
3.750%4/15/27	375,000	361,180
3.875%4/15/30	345,000	322,852
4.375%4/15/40	290,000	260,240
Verizon Communications, Inc.
2.550%3/21/31	330,000	282,908
Vodafone Group PLC
4.875%6/19/49	452,000	416,385
5.250%5/30/48	600,000	574,089
		8,065,942

TOTAL CORPORATE DEBT (Cost $103,273,561)		91,393,696

MUNICIPAL OBLIGATIONS — 1.0%
California State University
Revenue, 2.274% 11/01/34	180,000	144,910
Revenue, 2.374% 11/01/35	20,000	15,958
City of New York NY, General Obligation
5.206%10/01/31	750,000	801,119
Jersey City Municipal Utilities Authority, Revenue Bond
5.470%5/15/27	635,000	668,630
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue
2.450%11/01/34	560,000	458,278
New York State Dormitory Authority, Revenue Bond
5.289%3/15/33	750,000	799,737

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
University of California, Revenue
2.247%5/15/34	$290,000	$238,056
University of Michigan, Revenue
3.504%4/01/52	140,000	123,826
		3,250,514

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,712,919)		3,250,514

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.4%
Commercial Mortgage-Backed Securities — 3.0%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A,
4.227% VRN 8/10/38 (c) (i)	620,000	592,148
BX Commercial Mortgage Trust
Series 2019-XL, Class A, 1 mo. USD LIBOR + .920% 2.244% FRN 10/15/36 (c)	1,189,796	1,169,064
1 mo. TSFR + 2.115% 2.865% FRN 6/15/27 (c)	692,000	682,458
BX Trust, Series 2019-OC11, Class A
3.202%12/09/41(c)	180,000	161,173
BXSC Commercial Mortgage Trust 2022-WSS, Series 2022-WSS, Class D, 1mo. TSFR + 3.188%
4.467% FRN 3/15/35 (c)	894,000	858,169
CALI Mortgage Trust, Series 2019-101C, Class A
3.957%3/10/39(c)	415,000	394,080
CPT Mortgage Trust, Series 2019-CPT, Class A
2.865%11/13/39(c)	355,000	311,566
DC Office Trust, Series 2019-MTC, Class A
2.965%9/15/45(c)	375,000	330,513
GS Mortgage Securities Corp. II, Series 2021-ARDN, Class A, 1 mo. USD LIBOR + 1.250%
2.574% FRN 11/15/36 (c)	1,570,000	1,539,246
Hudson Yards Mortgage Trust
Series 2019-55HY, Class A, 3.041% VRN 12/10/41 (c) (i)	375,000	334,405
Series 2019-30HY, Class A, 3.228% 7/10/39 (c)	385,000	351,027
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A
3.397%6/05/39(c)	385,000	353,479

	Principal Amount	Value
MKT Mortgage Trust, Series 2020-525M, Class A
2.694%2/12/40(c)	$255,000	$219,551
One Bryant Park Trust, Series 2019-OBP, Class A
2.516%9/15/54(c)	490,000	423,909
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A,
3.961% VRN 1/15/32 (c) (i)	670,000	656,043
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1,
3.872% VRN 1/05/43 (c) (i)	655,000	552,255
Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class E,
3.989% VRN 9/15/31 (c) (i)	702,000	615,534
		9,544,620
Home Equity Asset-Backed Securities — 0.8%
Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs, Series 2005-4, Class M2, 1 mo. USD LIBOR + .705%
2.329% FRN 10/25/35	780,000	746,781
Citigroup Mortgage Loan Trust, Series 2006-HE2, Class M1, 1 mo. USD LIBOR + .435%
2.059% FRN 8/25/36	745,814	741,540
Morgan Stanley Capital, Inc. Trust, Series 2006-HE1, Class A4, 1 mo. USD LIBOR + .580%
2.204% FRN 1/25/36	1,000,145	983,444
		2,471,765
Other Asset-Backed Securities — 3.4%
Aimco CLO Ltd., Series 2020-11A, Class AR, 3 mo. USD LIBOR + 1.130%
2.174% FRN 10/17/34 (c)	750,000	720,923
AIMCO CLO Series 2015-A, Series 2015-AA, Class BR2, 3 mo. USD LIBOR + 1.600%
2.644% FRN 10/17/34 (c)	1,100,000	1,029,742
Allegro CLO XII Ltd., Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.250%
2.348% FRN 1/21/32 (c)	850,000	831,974
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class A, 3 mo. USD LIBOR + 1.100%
2.144% FRN 7/15/33 (c)	800,000	776,917

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Dryden Senior Loan Fund, Series 2013-26A, Class AR, 3 mo. USD LIBOR + .900%
1.944% FRN 4/15/29 (c)	$895,896	$882,759
Eaton Vance CLO 2020-1 Ltd., Series 2020-1A, Class AR, 3 mo. USD LIBOR + 1.170%
2.214% FRN 10/15/34 (c)	990,000	959,439
Flatiron CLO Ltd., Series 2021-1A, Class B, 3 mo. USD LIBOR + 1.600%
2.644% FRN 7/19/34 (c)	850,000	797,976
GSAMP Trust 2005-HE5, Series 2005-HE5, Class M3, 1 mo. USD LIBOR + .690%
2.314% FRN 11/25/35	575,618	569,824
Highbridge Loan Management ., Series 2021-16A, Class A1, 3 mo. USD LIBOR + 1.140%
2.324% FRN 1/23/35 (c)	1,000,000	962,913
LCM LP, Series 21A, Class AR, 3 mo. USD LIBOR + .880%
1.943% FRN 4/20/28 (c)	258,096	255,974
Magnetite Ltd., Series 2012-7A, Class A1R2, 3 mo. USD LIBOR + .800%
1.844% FRN 1/15/28 (c)	944,958	929,890
Rockford Tower CLO Ltd., Series 2021-1A, Class A1, 3 mo. USD LIBOR + 1.170%
2.233% FRN 7/20/34 (c)	850,000	826,711
Saxon Asset Securities Trust, Series 2007-2, Class A2C, 1 mo. USD LIBOR + .240%
1.864% FRN 5/25/47	1,618,469	1,193,909
		10,738,951
Student Loans Asset-Backed Securities — 2.8%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%
2.324% FRN 7/25/56 (c)	375,862	364,578
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .200%
2.434% FRN 3/28/35	1,231,397	1,215,462
Nelnet Student Loan Trust, Series 2015-1A, Class A, 1 mo. USD LIBOR + .590%
2.214% FRN 4/25/46 (c)	731,033	718,072

	Principal Amount	Value
SLM Student Loan Trust
Series 2007-7, Class A4, 3 mo. USD LIBOR + .330% 1.514% FRN 1/25/28	$626,208	$614,193
Series 2012-2, Class A, 1 mo. USD LIBOR + .700% 1.706% FRN 1/25/29	788,016	769,231
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 2.274% FRN 5/26/26	673,530	665,039
Series 2008-6, Class A4, 3 mo. USD LIBOR + 1.100% 2.284% FRN 7/25/23	941,814	932,723
Series 2012-1, Class A3, 1 mo. USD LIBOR + .950% 2.574% FRN 9/25/28	664,578	643,854
Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500% 2.684% FRN 4/25/23	686,018	685,747
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 3.034% FRN 7/25/73	700,000	690,064
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 3.434% FRN 10/25/83	1,430,000	1,424,837
		8,723,800
Whole Loan Collateral Collateralized Mortgage Obligations — 5.4%
American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 6 mo. USD LIBOR + 2.000%
4.062% FRN 6/25/45	376,897	366,532
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4,
3.342% VRN 3/25/37 (i)	239,388	219,284
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400%
2.470% FRN 10/25/35	189,812	185,378
COLT Mortgage Loan Trust, Series 2021-6, Class A1,
1.907% VRN 12/25/66 (c) (i)	834,213	727,314
Countrywide Alternative Loan Trust
Series 2006-OA6, Class 1A2, 1 mo. USD LIBOR + .420% 2.044% FRN 7/25/46	878,672	798,521
Series 2005-31, Class 2A1, 1 mo. USD LIBOR + .600% 2.224% FRN 8/25/35	866,012	784,524
Credit Suisse Mortgage Trust, Series 2018-RPL9, Class A,
3.850% VRN 9/25/57 (c) (i)	871,298	854,625

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Series 2005-1, Class 1A3, 1 mo. USD LIBOR + .500%
2.124% FRN 2/25/35	$1,520,633	$1,427,578
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1,
2.711% VRN 11/25/35 (i)	245,233	204,017
GS Mortgage-Backed Securities Trust, Series 2018-RPL1, Class A1A
3.750%10/25/57(c)	749,697	735,942
HarborView Mortgage Loan Trust, Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200%
1.812% FRN 11/19/36	1,662,016	1,397,226
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520%
2.144% FRN 4/25/35	497,296	466,549
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + .540% 2.164% FRN 10/25/36	1,280,978	619,581
Series 2005-AR19, Class A1, 2.766% VRN 10/25/35 (i)	696,030	591,856
JP Morgan Mortgage Trust, Series 2021-13, Class A3,
2.500% VRN 4/25/52 (c) (i)	1,782,383	1,520,108
MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A3, 12 mo. MTA + .740%
1.216% FRN 1/25/47	1,423,712	1,388,600
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. USD LIBOR + 1.070%
2.694% FRN 2/25/35	642,546	625,947
Opteum Mortgage Acceptance Corp., 1 mo. USD LIBOR + .750%
2.374% FRN 11/25/35	1,450,000	1,366,420
Washington Mutual Mortgage Pass-Through Certificates
Series 2005-AR15, Class A1A1, 1 mo. USD LIBOR + .520% 2.144% FRN 11/25/45	1,720,067	1,592,538
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .580% 2.204% FRN 10/25/45	368,605	346,134
Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .660% 2.284% FRN 1/25/45	288,358	280,372

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1 Class 3A2
5.750%2/25/36	$537,762	$484,283
		16,983,329

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,589,198)		48,462,465

SOVEREIGN DEBT OBLIGATIONS — 1.2%
Abu Dhabi Government International Bond
2.500%9/30/29(c)	200,000	183,658
Airport Authority
3.250%1/12/52(c)	405,000	323,704
Brazilian Government International Bond
2.875%6/06/25	200,000	188,550
3.875%6/12/30	200,000	167,506
CBB International Sukuk Co.
6.875%10/05/25(c)	200,000	208,072
Chile Government International Bond
3.240%2/06/28	200,000	188,065
Colombia Government International Bond
4.500%1/28/26	200,000	187,553
Dominican Republic International Bond
4.500%1/30/30(c)	200,000	159,967
Hungary Government International Bond
2.125%9/22/31(c)	200,000	154,306
Mexico Government International Bond
2.659%5/24/31(d)	288,000	234,903
3.750%1/11/28	300,000	286,166
Oman Government International Bond
5.625%1/17/28(c)	200,000	192,278
Panama Government International Bond
2.252%9/29/32	200,000	155,807
3.160%1/23/30	200,000	177,592
Peruvian Government International Bond
2.844%6/20/30	80,000	69,590
4.125%8/25/27	200,000	195,617
Qatar Government International Bond
4.500%4/23/28(c)	200,000	207,250

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Republic of South Africa Government International Bond
5.875%4/20/32	$250,000	$213,200
Republic of Turkey International Bond
3.250%3/23/23(d)	200,000	193,588
Romanian Government International Bond
3.000%2/14/31(c)	110,000	84,551
		3,771,923

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $4,440,845)		3,771,923

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (j) — 34.4%
Collateralized Mortgage Obligations — 1.0%
Federal Home Loan Mortgage Corp.
Series 4818, Class CA, 3.000% 4/15/48	161,303	154,353
Series 4639, Class HZ, 3.250% STEP 4/15/53	1,587,598	1,405,646
Series 4846, Class PA, 4.000% 6/15/47	85,773	86,215
Federal National Mortgage Association
Series 2018-43, Class CT, 3.000% 6/25/48	286,801	277,349
Pool #BV8477 3.000% 5/01/52	623,103	582,166
Series 2018-57, Class QA, 3.500% 5/25/46	120,074	120,231
Series 2018-55, Class PA, 3.500% 1/25/47	98,905	99,294
Government National Mortgage Association
Series 2018-124, Class NW, 3.500% 9/20/48	286,513	280,110
Series 2019-15, Class GT, 3.500% 2/20/49	174,140	170,431
		3,175,795
Pass-Through Securities — 32.1%
Federal Home Loan Mortgage Corp.
Pool #QE0312 2.000% 4/01/52	1,235,425	1,076,040
Pool #SD8205 2.500% 4/01/52	1,800,868	1,624,184
Pool #G18592 3.000% 3/01/31	187,766	186,376
Pool #G18627 3.000% 1/01/32	590,026	585,841
Pool #G08710 3.000% 6/01/46	106,160	101,051
Pool #ZM1779 3.000% 9/01/46	534,126	507,464
Pool #G08726 3.000% 10/01/46	791,750	752,159
Pool #G08732 3.000% 11/01/46	288,191	273,780
Pool #G08741 3.000% 1/01/47	794,305	753,841
Pool #G07848 3.500% 4/01/44	1,301,431	1,282,854

	Principal Amount	Value
Pool #G60023 3.500% 4/01/45	$1,194,894	$1,179,332
Pool #G08711 3.500% 6/01/46	348,266	341,553
Pool #G08716 3.500% 8/01/46	501,304	491,642
Pool #G67700 3.500% 8/01/46	591,554	581,077
Pool #G08722 3.500% 9/01/46	87,548	85,860
Pool #G08742 3.500% 1/01/47	399,748	391,793
Pool #G08757 3.500% 4/01/47	103,130	101,046
Pool #G67703 3.500% 4/01/47	861,253	845,729
Pool #G67706 3.500% 12/01/47	777,161	762,425
Pool #ZA5103 3.500% 12/01/47	4,094	4,002
Pool #G67707 3.500% 1/01/48	2,170,628	2,132,861
Pool #G08800 3.500% 2/01/48	36,073	35,287
Pool #G67708 3.500% 3/01/48	190,283	186,912
Pool #G67710 3.500% 3/01/48	997,720	976,619
Pool #G08816 3.500% 6/01/48	288,296	281,839
Pool #G61556 3.500% 8/01/48	511,488	500,511
Pool #G60344 4.000% 12/01/45	641,279	646,879
Pool #G67711 4.000% 3/01/48	702,861	706,803
Pool #G67713 4.000% 6/01/48	2,909	2,923
Pool #G08843 4.500% 10/01/48	140,463	143,150
Pool #G08833 5.000% 7/01/48	99,994	103,554
Pool #G08844 5.000% 10/01/48	89,086	92,146
Federal National Mortgage Association
Pool #MA4152 2.000% 10/01/40	847,787	764,905
Pool #MA4176 2.000% 11/01/40	1,656,127	1,491,115
Pool #MA4333 2.000% 5/01/41	200,368	180,029
Pool #MA4492 2.000% 12/01/51 (k)	1,818,362	1,584,907
Pool #BQ6913 2.000% 12/01/51	2,367,792	2,063,798
Pool #BQ7006 2.000% 1/01/52	3,674,959	3,203,141
Pool #BL6060 2.455% 4/01/40	570,000	445,283
Pool #MA4563 2.500% 3/01/52	1,739,971	1,569,941
Pool #MA1607 3.000% 10/01/33	316,368	307,891
Pool #MA3811 3.000% 10/01/49	217,678	201,642
Pool #AB4262 3.500% 1/01/32	278,163	277,776
Pool #MA1512 3.500% 7/01/33	136,314	136,465
Pool #MA1148 3.500% 8/01/42	770,913	757,795
Pool #CA0996 3.500% 1/01/48	137,418	134,349
Pool #MA3305 3.500% 3/01/48	27,344	26,717
Pool #BL1132 3.730% 1/01/29	920,000	934,413
Pool #MA1146 4.000% 8/01/42	313,653	315,916
Pool #AS9830 4.000% 6/01/47	144,079	144,488
Pool #MA3027 4.000% 6/01/47	208,568	209,161
Pool #AS9972 4.000% 7/01/47	130,817	131,107
Pool #931504 4.500% 7/01/39	44,318	45,885
Pool #CA1710 4.500% 5/01/48	488,051	497,392
Pool #CA1711 4.500% 5/01/48	156,207	159,197
Pool #CA2208 4.500% 8/01/48	279,515	284,603

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AD6374 5.000% 5/01/40	$9,297	$9,765
Pool #AI2733 5.000% 5/01/41	85,880	90,464
Pool #977014 5.500% 5/01/38	9,662	10,405
Pool #985524 5.500% 6/01/38	13,327	14,370
Pool #988578 5.500% 8/01/38	107,203	115,324
Pool #995482 5.500% 1/01/39	65,134	70,158
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	644,000	615,886
Pool #MA4718 3.000% 9/20/47	70,368	67,274
Pool #MA4836 3.000% 11/20/47	247,002	236,142
Pool #MA6209 3.000% 10/20/49	201,788	188,312
Pool #MA3521 3.500% 3/20/46	253,155	249,403
Pool #MA3597 3.500% 4/20/46	78,124	76,893
Pool #MA3663 3.500% 5/20/46	114,754	112,946
Pool #MA3937 3.500% 9/20/46	94,474	92,986
Pool #MA4127 3.500% 12/20/46	342,871	337,361
Pool #MA4262 3.500% 2/20/47	347,978	342,278
Pool #MA4382 3.500% 4/20/47	89,528	88,061
Pool #MA4719 3.500% 9/20/47	111,207	109,351
Pool #MA4837 3.500% 11/20/47	229,415	225,585
Pool #MA4900 3.500% 12/20/47	828,063	814,240
Pool #MA4653 4.000% 8/20/47	43,704	43,969
Pool #MA4838 4.000% 11/20/47	183,896	185,012
Pool #MA4901 4.000% 12/20/47	79,609	80,092
Pool #MA5078 4.000% 3/20/48	273,915	275,405
Pool #MA5466 4.000% 9/20/48	303,329	304,245
Pool #MA5399 4.500% 8/20/48	564,792	578,163
Pool #MA3666 5.000% 5/20/46	89,163	94,127
Pool #MA4199 5.000% 1/20/47	91,478	95,720
Pool #MA4454 5.000% 5/20/47	148,576	156,477
Pool #MA4722 5.000% 9/20/47	170,268	178,897
Government National Mortgage Association II TBA 2.500% 7/21/52 (k)	5,225,000	4,789,039
Uniform Mortgage Backed Securities TBA
2.000%7/14/52(k)	4,700,000	4,088,266
2.000%8/11/52(k)	14,100,000	12,250,476
2.500%7/14/52(k)	6,075,000	5,473,195
2.500%8/11/52(k)	14,500,000	13,046,601
3.000%7/14/52(k)	10,850,000	10,121,016
3.000%8/11/52(k)	1,100,000	1,024,805
3.500%7/14/52(k)	2,500,000	2,407,422
3.500%8/11/52(k)	1,350,000	1,298,162
4.000%7/14/52(k)	3,650,000	3,603,805
4.500%7/14/52(k)	3,125,000	3,140,625
		100,708,172

	Principal Amount	Value
U.S. Agencies Notes — 1.3%
Federal Home Loan Banks 1.040% 6/14/24	$4,110,000	$3,954,058

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $109,813,435)		107,838,025

U.S. TREASURY OBLIGATIONS — 29.9%
U.S. Treasury Bonds & Notes — 29.9%
U.S. Treasury Bond
2.000%11/15/41	17,332,000	13,846,644
2.375%2/15/42	6,330,000	5,399,292
2.875%5/15/52	5,010,000	4,771,243
U.S. Treasury Inflation Index
0.125%2/15/52	778,778	618,560
U.S. Treasury Note
2.500%4/30/24	2,725,000	2,703,358
2.500%5/31/24(d)	5,375,000	5,330,831
2.625%5/31/27(d)	8,585,000	8,435,575
2.750%4/30/27	10,995,000	10,863,580
2.875%6/15/25	17,780,000	17,728,598
2.875%5/15/32	1,689,000	1,674,750
3.000%6/30/24	5,325,000	5,332,695
3.250%6/30/27	16,885,000	17,074,956
		93,780,082

TOTAL U.S. TREASURY OBLIGATIONS (Cost $96,090,885)		93,780,082

TOTAL BONDS & NOTES (Cost $374,209,650)		354,411,111

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $87,254)		5,300

RIGHTS — 0.0%
Communications — 0.0%
Telecommunications — 0.0%
Intelsat Jackson Holdings S.A. 12/05/25 (f) (g) (h)	755	—
Intelsat Jackson Holdings S.A. 12/05/25 (f) (g) (h)	755	—
		—

TOTAL RIGHTS (Cost $0)		—

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 4.9%
Diversified Financial Services — 4.9%
State Street Navigator Securities Lending Government Money Market Portfolio (l)	15,507,583	$15,507,583

TOTAL MUTUAL FUNDS (Cost $15,507,583)		15,507,583

TOTAL LONG-TERM INVESTMENTS (Cost $390,481,481)		370,120,467
	Principal Amount
SHORT-TERM INVESTMENTS — 6.5%
Repurchase Agreement — 1.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/30/22, 0.240%, due 7/01/22 (m)	$4,863,045	4,863,045
U.S. Treasury Bill — 4.9%
U.S. Treasury Bill
1.277%10/20/22(n)	2,770,000	2,753,698
1.445%11/03/22(n)	2,910,000	2,890,044
1.494%11/17/22(n)	3,550,000	3,521,935
1.537%9/15/22(n)	5,365,000	5,347,020
2.279%12/15/22(n)	830,000	821,293
		15,333,990

TOTAL SHORT-TERM INVESTMENTS (Cost $20,217,324)		20,197,035

TOTAL INVESTMENTS — 124.4% (Cost $410,698,805) (o)		390,317,502

Less Unfunded Loan Commitments — 0.0%		(35,326)

NET INVESTMENTS — 124.4% (Cost $410,663,479)		390,282,176

Other Assets/(Liabilities) — (24.4)%		(76,591,656)

NET ASSETS — 100.0%		$313,690,520

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at June 30, 2022 where the rate will be determined at time of settlement.
(b)	Unfunded or partially unfunded loan commitments.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2022, the aggregate market value of these securities amounted to $51,800,610 or 16.51% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2022, was $15,759,754 or 5.02% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $585,139 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	Investment was valued using significant unobservable inputs.
(g)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2022, these securities amounted to a value of $0 or 0.00% of net assets.
(h)	Non-income producing security.
(i)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at June 30, 2022.

(j)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(k)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(l)	Represents investment of security lending cash collateral. (Note 2).
(m)

Maturity value of $4,863,077. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 6/30/24, and an aggregate market value, including accrued interest, of $4,960,367.

(n)	The rate shown represents yield-to-maturity.
(o)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Eurodollar 1 Year Mid Curve Future	9/16/22	98.38	51	USD	12,329,250	$2,550	$21,819	$(19,269)
Eurodollar 1 Year Mid Curve Future	9/16/22	98.75	110	USD	26,592,500	2,750	65,435	(62,685)
						$5,300	$87,254	$(81,954)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Eurodollar 1 Year Mid Curve Future	9/16/22	99.00	250	USD	60,437,500	$(3,125)	$(82,545)	$79,420

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	7/08/22	EUR	152,000	USD	159,925	$(608)
Citibank N.A.*	7/08/22	USD	162,370	EUR	152,000	3,052
Citibank N.A.*	10/07/22	USD	151,529	EUR	143,000	654
						$3,098

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 2 Year	9/30/22	34	$7,180,432	$(39,901)

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12 mo. SOFR	Annually	Fixed 1.950%	Annually	6/10/24	USD	19,270,000	$(383,608)	$—	$(383,608)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.073%	Semi-Annually	7/24/25	USD	3,875,000	(142,958)	—	(142,958)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.034%	Semi-Annually	7/24/25	USD	5,725,000	(215,381)	—	(215,381)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.026%	Semi-Annually	7/24/25	USD	7,750,000	(292,723)	—	(292,723)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.390%	Semi-Annually	9/28/25	USD	15,085,000	(448,394)	—	(448,394)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.688%	Semi-Annually	12/07/25	USD	10,555,000	(245,351)	—	(245,351)
Fixed 1.808%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	325,000	68,921	—	68,921
Fixed 1.785%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	475,000	102,830	—	102,830
Fixed 1.773%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	650,000	142,311	—	142,311
Fixed 1.870%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/28/53	USD	1,285,000	253,007	—	253,007
Fixed 1.743%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	12/07/53	USD	880,000	192,768	—	192,768
							$(968,578)	$—	$(968,578)

* Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

EUR	Euro
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements
Statements of Assets and Liabilities June 30, 2022 (Unaudited)

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$8,566,413	$8,005,518
Investments, at value - affiliated issuers (Notes 2 & 7) (b)	314,294,250	367,426,041
Repurchase agreements, at value (Note 2) (c)	—	—
Other short-term investments, at value (Note 2) (d)	—	—
Total investments (e)	322,860,663	375,431,559
Receivables from:
Investments sold
Regular delivery	127,958	342,684
Fund shares sold	5,113	122,482
Investment adviser (Note 3)	—	—
Dividends	—	—
Total assets	322,993,734	375,896,725
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Fund shares repurchased	129,848	461,398
Collateral held for securities on loan (Note 2) (f)	—	—
Trustees’ fees and expenses (Note 3)	41,455	50,089
Affiliates (Note 3):
Administration fees	—	—
Investment advisory fees	27,100	31,678
Service fees	167,653	193,250
Accrued expense and other liabilities	45,776	47,745
Total liabilities	411,832	784,160
Net assets	$322,581,902	$375,112,565
Net assets consist of:
Paid-in capital	$324,128,991	$372,073,107
Accumulated Gain (Loss)	(1,547,089)	3,039,458
Net assets	$322,581,902	$375,112,565

(a)	Cost of investments - unaffiliated issuers:	$10,902,182	$10,227,441
(b)	Cost of investments - affiliated issuers:	$343,820,453	$392,986,455
(c)	Cost of repurchase agreements:	$—	$—
(d)	Cost of other short-term investments:	$—	$—
(e)	Securities on loan with market value of:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund

$14,884,970	$10,821,346	$1,012,530	$203,529,115	$45,221,293	$740,295,665	$402,912,981
1,333,424,065	935,998,868	128,615,610	—	—	—	—
—	—	—	—	—	—	2,730,797
—	—	—	—	—	—	100
1,348,309,035	946,820,214	129,628,140	203,529,115	45,221,293	740,295,665	405,643,878

223,045	103,281	—	—	—	350,093	—
43,232	244,892	37,147	3,679,455	259,852	72,939	914,322
—	—	—	—	—	61,751	—
—	—	—	—	—	—	83,633
1,348,575,312	947,168,387	129,665,287	207,208,570	45,481,145	740,780,448	406,641,833

—	—	25,989	3,673,687	257,311	—	896,178
252,616	338,618	9,833	3,617	2,077	415,621	48,097
—	—	—	—	—	—	1,057,491
187,008	144,917	12,749	15,669	5,545	79,407	43,990

—	—	—	42,839	9,668	155,949	—
113,811	79,882	10,989	25,703	5,801	124,445	258,031
756,254	400,763	50,185	141,445	30,712	494,106	90,500
86,281	69,244	38,728	32,072	28,972	50,904	104,523
1,395,970	1,033,424	148,473	3,935,032	340,086	1,320,432	2,498,810
$1,347,179,342	$946,134,963	$129,516,814	$203,273,538	$45,141,059	$739,460,016	$404,143,023

$1,321,977,913	$892,263,835	$124,835,284	$135,007,939	$48,055,125	$657,203,622	$273,886,775
25,201,429	53,871,128	4,681,530	68,265,599	(2,914,066)	82,256,394	130,256,248
$1,347,179,342	$946,134,963	$129,516,814	$203,273,538	$45,141,059	$739,460,016	$404,143,023

$18,902,668	$13,821,063	$1,284,308	$221,399,001	$56,687,013	$806,483,397	$351,560,223
$1,433,442,826	$997,081,230	$140,851,103	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$2,730,797
$—	$—	$—	$—	$—	$—	$100
$—	$—	$—	$—	$—	$—	$1,891,580

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities June 30, 2022 (Unaudited)

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$71,773,144	$86,031,856
Shares outstanding (a)	7,794,326	9,308,667
Net asset value, offering price and redemption price per share	$9.21	$9.24
Service Class shares:
Net assets	$250,808,758	$289,080,709
Shares outstanding (a)	27,599,413	31,650,088
Net asset value, offering price and redemption price per share	$9.09	$9.13
Service Class I shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund

$224,321,652	$348,005,318	$55,686,007	$—	$—	$—	$275,393,903
23,147,242	41,545,283	5,837,705	—	—	—	19,668,920
$9.69	$8.38	$9.54	$—	$—	$—	$14.00

$1,122,857,690	$598,129,645	$73,830,807	$—	$—	$—	$128,749,120
117,546,940	72,233,555	7,898,756	—	—	—	9,816,409
$9.55	$8.28	$9.35	$—	$—	$—	$13.12

$—	$—	$—	$203,273,538	$45,141,059	$739,460,016	$—
—	—	—	12,909,905	5,605,921	65,859,462	—
$—	$—	$—	$15.75	$8.05	$11.23	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities June 30, 2022 (Unaudited)

	MML Equity Income Fund	MML Equity Index Fund
Assets:
Investments, at value (Note 2) (a)	$385,614,382	$597,021,432
Repurchase agreements, at value (Note 2) (b)	3,370,058	3,572,534
Other short-term investments, at value (Note 2) (c)	1,077	852,880
Total investments (d)	388,985,517	601,446,846
Cash	16,208	—
Foreign currency, at value (e)	479	—
Receivables from:
Investments sold
Regular delivery	1,614,038	—
Fund shares sold	3,265	518,661
Collateral pledged for open futures contracts (Note 2)	—	860,000
Interest and dividends	705,075	473,333
Foreign taxes withheld	76,103	—
Total assets	391,400,685	603,298,840
Liabilities:
Payables for:
Investments purchased
Regular delivery	336,329	—
Fund shares repurchased	3,285,599	54,658
Collateral held for securities on loan (Note 2) (f)	1,618,767	—
Trustees’ fees and expenses (Note 3)	56,156	76,363
Variation margin on open derivative instruments (Note 2)	—	38,071
Affiliates (Note 3):
Administration fees	—	52,323
Investment advisory fees	246,681	49,061
Service fees	52,293	26,519
Due to custodian	—	851,297
Accrued expense and other liabilities	80,548	114,184
Total liabilities	5,676,373	1,262,476
Net assets	$385,724,312	$602,036,364
Net assets consist of:
Paid-in capital	$236,075,610	$290,991,433
Accumulated Gain (Loss)	149,648,702	311,044,931
Net assets	$385,724,312	$602,036,364

(a)	Cost of investments:	$319,788,374	$350,799,173
(b)	Cost of repurchase agreements:	$3,370,058	$3,572,534
(c)	Cost of other short-term investments:	$1,077	$853,608
(d)	Securities on loan with market value of:	$1,586,838	$133,689
(e)	Cost of foreign currency:	$482	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund

$311,790,041	$181,956,011	$180,508,718	$162,675,379	$130,704,840	$216,661,145	$202,243,594
3,122,339	442,616	816,582	3,752,529	949,537	3,148,640	2,138,053
—	—	—	—	—	—	—
314,912,380	182,398,627	181,325,300	166,427,908	131,654,377	219,809,785	204,381,647
—	—	—	16,760	10,388	—	15,273
—	193,599	282	56,820	4	—	31,591

—	128,407	—	—	74,120	113,881	125,887
2,741	1,617	2,337	1,563	110,964	60,965	1,819
—	789	—	—	—	—	—
425,674	329,657	93,128	154,132	140,156	526,819	191,524
—	1,022,868	5,373	39,417	737,053	—	917,964
315,340,795	184,075,564	181,426,420	166,696,600	132,727,062	220,511,450	205,665,705

—	392,968	111,381	—	130,965	—	60,717
294,785	1,005,236	85,850	30,220	60,146	124,856	27,848
—	21,389	—	—	—	—	8,019
15,031	39,054	16,245	20,384	24,304	26,888	13,624
—	—	—	—	—	—	—

39,523	—	23,043	21,420	17,030	—	26,386
178,637	136,572	92,168	85,679	68,118	121,385	137,237
13,209	4,311	13,352	14,033	10,173	18,508	4,631
—	724	—	—	—	—	—
69,578	108,017	66,384	54,436	105,593	66,861	81,688
610,763	1,708,271	408,423	226,172	416,329	358,498	360,150
$314,730,032	$182,367,293	$181,017,997	$166,470,428	$132,310,733	$220,152,952	$205,305,555

$245,509,110	$177,996,590	$150,363,963	$105,227,264	$18,303,045	$146,196,512	$234,256,284
69,220,922	4,370,703	30,654,034	61,243,164	114,007,688	73,956,440	(28,950,729)
$314,730,032	$182,367,293	$181,017,997	$166,470,428	$132,310,733	$220,152,952	$205,305,555

$287,898,912	$201,366,122	$183,182,645	$140,664,404	$119,740,085	$188,804,492	$242,770,911
$3,122,339	$442,616	$816,582	$3,752,529	$949,537	$3,148,640	$2,138,053
$—	$—	$—	$—	$—	$—	$—
$—	$799,911	$—	$1,185,726	$571,311	$147,734	$2,559,682
$—	$192,291	$299	$58,113	$4	$—	$31,326

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities June 30, 2022 (Unaudited)

	MML Equity Income Fund	MML Equity Index Fund
Initial Class shares:
Net assets	$307,718,142	$—
Shares outstanding (a)	27,160,486	—
Net asset value, offering price and redemption price per share	$11.33	$—
Class I shares:
Net assets	$—	$49,392,220
Shares outstanding (a)	—	1,753,889
Net asset value, offering price and redemption price per share	$—	$28.16
Class II shares:
Net assets	$—	$234,959,749
Shares outstanding (a)	—	8,345,396
Net asset value, offering price and redemption price per share	$—	$28.15
Class III shares:
Net assets	$—	$279,019,124
Shares outstanding (a)	—	9,922,831
Net asset value, offering price and redemption price per share	$—	$28.12
Service Class shares:
Net assets	$78,006,170	$—
Shares outstanding (a)	7,000,714	—
Net asset value, offering price and redemption price per share	$11.14	$—
Service Class I shares:
Net assets	$—	$38,665,271
Shares outstanding (a)	—	1,444,616
Net asset value, offering price and redemption price per share	$—	$26.77

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund

$—	$176,078,677	$—	$—	$—	$192,305,174	$—
—	19,619,208	—	—	—	16,832,925	—
$—	$8.97	$—	$—	$—	$11.42	$—

$—	$—	$—	$—	$102,155,107	$—	$—
—	—	—	—	8,718,788	—	—
$—	$—	$—	$—	$11.72	$—	$—

$294,603,809	$—	$161,272,303	$145,329,766	$15,199,648	$—	$198,592,821
39,828,825	—	16,437,327	10,980,175	1,262,182	—	22,243,619
$7.40	$—	$9.81	$13.24	$12.04	$—	$8.93

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
$—	$—	$—	$—	$—	$—	$—

$—	$6,288,616	$—	$—	$—	$27,847,778	$—
—	705,941	—	—	—	2,482,855	—
$—	$8.91	$—	$—	$—	$11.22	$—

$20,126,223	$—	$19,745,694	$21,140,662	$14,955,978	$—	$6,712,734
2,840,243	—	2,104,915	1,639,389	1,298,832	—	760,758
$7.09	$—	$9.38	$12.90	$11.51	$—	$8.82

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities June 30, 2022 (Unaudited)

	MML Large Cap Growth Fund	MML Managed Volatility Fund
Assets:
Investments, at value (Note 2) (a)	$154,621,839	$112,361,756
Repurchase agreements, at value (Note 2) (b)	2,180,094	2,791,292
Other short-term investments, at value (Note 2) (c)	—	—
Total investments (d)	156,801,933	115,153,048
Cash	—	1,626
Foreign currency, at value (e)	—	29,550
Receivables from:
Investments sold
Regular delivery	—	—
Delayed delivery	—	—
Open forward contracts (Note 2)	—	—
Fund shares sold	46,700	25,400
Collateral pledged for open futures and options contracts (Note 2)	—	—
Collateral pledged for open swap agreements (Note 2)	—	—
Variation margin on open derivative instruments (Note 2)	—	—
Interest and dividends	11,294	86,375
Interest tax reclaim	—	—
Foreign taxes withheld	182,642	—
Total assets	157,042,569	115,295,999
Liabilities:
Payables for:
Investments purchased
Regular delivery	67,150	—
Delayed delivery	—	—
Written options outstanding, at value (Note 2) (f)	—	1,460,275
Open forward contracts (Note 2)	—	—
Interest and dividends	—	—
Fund shares repurchased	27,909	3,275,517
Collateral held for securities on loan (Note 2) (g)	—	—
Trustees’ fees and expenses (Note 3)	17,070	28,255
Affiliates (Note 3):
Administration fees	—	—
Investment advisory fees	86,813	71,316
Service fees	12,574	14,133
Due to custodian	—	—
Accrued expense and other liabilities	53,972	182,332
Total liabilities	265,488	5,031,828
Net assets	$156,777,081	$110,264,171
Net assets consist of:
Paid-in capital	$135,704,433	$61,633,499
Accumulated Gain (Loss)	21,072,648	48,630,672
Net assets	$156,777,081	$110,264,171

(a)	Cost of investments:	$159,961,497	$75,053,542
(b)	Cost of repurchase agreements:	$2,180,094	$2,791,292
(c)	Cost of other short-term investments:	$—	$—
(d)	Securities on loan with market value of:	$—	$—
(e)	Cost of foreign currency:	$—	$28,942
(f)	Premiums on written options:	$—	$2,864,544
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$305,940,598	$292,391,550	$141,847,640	$78,472,851	$134,254,323	$132,587,587	$370,085,141
12,245,321	6,915,027	1,557,535	713,729	1,811,476	175,656	4,863,045
102	—	—	—	—	—	15,333,990
318,186,021	299,306,577	143,405,175	79,186,580	136,065,799	132,763,243	390,282,176
—	—	2,534	—	23	—	93,155
—	54	10	39	—	73	—

2,423,359	414,276	298,594	130,904	192,863	200,575	832,011
—	—	—	—	—	—	28,869,667
—	70,951	—	1,984	—	3,147	3,706
867,421	13,178	3,305,035	1,235	625,155	40,713	838
—	—	—	—	—	—	1,825,000
—	—	—	—	—	—	807,645
—	—	—	—	—	—	143,550
63,274	517,392	103,740	97,341	138,733	121,961	1,445,423
—	—	—	—	—	—	967
1,781	25,901	—	—	—	3,002	—
321,541,856	300,348,329	147,115,088	79,418,083	137,022,573	133,132,714	424,304,138

1,438,151	1,335,392	451,015	289,793	1,733,992	138,057	2,497,580
—	—	—	—	—	—	92,096,535
—	—	—	—	—	—	3,125
—	20,030	—	—	—	—	608
—	—	—	—	—	—	2,050
39,059	2,925,449	10,342	30,507	54,323	48,958	162,323
1,148,290	—	3,141,719	718,563	—	—	15,507,583
47,822	50,698	29,973	10,478	24,660	19,220	35,603

—	—	—	10,082	—	—	38,881
208,752	214,521	124,445	53,772	87,317	56,454	103,682
56,304	33,283	16,059	16,916	15,966	32,216	26,229
—	330,699	—	—	—	—	—
106,209	90,155	64,867	43,128	58,958	53,413	139,419
3,044,587	5,000,227	3,838,420	1,173,239	1,975,216	348,318	110,613,618
$318,497,269	$295,348,102	$143,276,668	$78,244,844	$135,047,357	$132,784,396	$313,690,520

$202,468,709	$187,779,543	$117,255,410	$47,651,794	$84,623,817	$59,222,184	$351,040,585
116,028,560	107,568,559	26,021,258	30,593,050	50,423,540	73,562,212	(37,350,065)
$318,497,269	$295,348,102	$143,276,668	$78,244,844	$135,047,357	$132,784,396	$313,690,520

$293,213,620	$301,184,150	$152,176,857	$93,702,719	$139,570,109	$120,667,082	$390,446,155
$12,245,321	$6,915,027	$1,557,535	$713,729	$1,811,476	$175,656	$4,863,045
$102	$—	$—	$—	$—	$—	$15,354,279
$5,809,239	$6,149,965	$10,225,545	$5,039,624	$—	$—	$15,759,754
$—	$55	$11	$39	$—	$73	$—
$—	$—	$—	$—	$—	$—	$82,545

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities June 30, 2022 (Unaudited)

	MML Large Cap Growth Fund	MML Managed Volatility Fund
Initial Class shares:
Net assets	$138,669,463	$89,003,558
Shares outstanding (a)	12,939,201	6,667,060
Net asset value, offering price and redemption price per share	$10.72	$13.35
Class II shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—
Service Class shares:
Net assets	$18,107,618	$21,260,613
Shares outstanding (a)	1,775,392	1,607,817
Net asset value, offering price and redemption price per share	$10.20	$13.22
Service Class I shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$235,835,848	$245,860,702	$120,156,259	$—	$111,835,283	$85,355,097	$—
19,799,970	21,251,763	10,669,860	—	9,473,389	4,368,915	—
$11.91	$11.57	$11.26	$—	$11.81	$19.54	$—

$—	$—	$—	$53,114,786	$—	$—	$273,037,204
—	—	—	3,555,349	—	—	29,469,190
$—	$—	$—	$14.94	$—	$—	$9.27

$82,661,421	$49,487,400	$23,120,409	$—	$23,212,074	$47,429,299	$—
7,485,912	4,376,499	2,283,794	—	1,996,293	2,458,052	—
$11.04	$11.31	$10.12	$—	$11.63	$19.30	$—

$—	$—	$—	$25,130,058	$—	$—	$40,653,316
—	—	—	1,758,419	—	—	4,457,121
$—	$—	$—	$14.29	$—	$—	$9.12

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Six Months Ended June 30, 2022 (Unaudited)

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends (a)	$—	$—
Interest	—	—
Securities lending net income	—	—
Non cash income	—	—
Total investment income	—	—
Expenses (Note 3):
Investment advisory fees	179,558	210,263
Custody fees	9,299	9,296
Audit fees	18,049	18,113
Legal fees	4,078	4,746
Proxy fees	406	406
Shareholder reporting fees	7,421	8,187
Trustees’ fees	9,619	11,274
	228,430	262,285
Administration fees:
Service Class I	—	—
Distribution and Service fees:
Service Class	350,702	405,548
Service Class I	—	—
Total expenses	579,132	667,833
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	—	—
Net expenses:	579,132	667,833
Net investment income (loss)	(579,132)	(667,833)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	10,296	51,515
Investment transactions - affiliated issuers (Note 7)	1,138,589	737,496
Foreign currency transactions	—	—
Realized gain distributions - unaffiliated issuers	—	—
Net realized gain (loss)	1,148,885	789,011
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(1,764,670)	(1,726,418)
Investment transactions - affiliated issuers (Note 7)	(55,798,484)	(67,935,638)
Net change in unrealized appreciation (depreciation)	(57,563,154)	(69,662,056)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(56,414,269)	(68,873,045)
Net increase (decrease) in net assets resulting from operations	$(56,993,401)	$(69,540,878)

(a)	Net of foreign withholding tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund

$—	$—	$—	$329,901	$236,350	$3,665,323	$992,286
—	—	—	—	—	—	16,643
—	—	—	—	—	—	8,042
—	—	—	—	—	—	101,577
—	—	—	329,901	236,350	3,665,323	1,118,548

766,403	534,365	74,160	181,357	38,850	815,683	1,833,836
9,295	9,333	9,263	1,667	1,667	2,623	30,157
19,315	18,796	17,830	17,901	17,701	18,511	21,381
18,073	12,125	1,662	2,740	606	9,347	5,607
406	406	406	406	406	406	406
22,378	16,392	4,812	9,266	7,067	13,181	18,086
42,419	28,821	3,977	6,548	1,423	22,112	13,478
878,289	620,238	112,110	219,885	67,720	881,863	1,922,951

—	—	—	302,262	64,749	1,032,621	—

1,601,167	843,385	105,725	—	—	—	198,320
—	—	—	302,262	64,749	1,032,621	—
2,479,456	1,463,623	217,835	824,409	197,218	2,947,105	2,121,271

—	—	—	—	—	(408,509)	—
2,479,456	1,463,623	217,835	824,409	197,218	2,538,596	2,121,271
(2,479,456)	(1,463,623)	(217,835)	(494,508)	39,132	1,126,727	(1,002,723)

(152,869)	(14,522)	322,066	3,667,119	(284,933)	5,548,414	(2,908,647)
4,745,706	2,949,154	82,248	—	—	—	—
—	—	—	—	—	—	(65)
—	—	—	32,021,495	6,676,194	85,294,546	—
4,592,837	2,934,632	404,314	35,688,614	6,391,261	90,842,960	(2,908,712)

(2,679,439)	(2,204,081)	(1,102,952)	(122,189,463)	(19,996,713)	(228,047,011)	(218,230,305)
(268,840,787)	(200,919,856)	(29,489,959)	—	—	—	—
(271,520,226)	(203,123,937)	(30,592,911)	(122,189,463)	(19,996,713)	(228,047,011)	(218,230,305)
(266,927,389)	(200,189,305)	(30,188,597)	(86,500,849)	(13,605,452)	(137,204,051)	(221,139,017)
$(269,406,845)	$(201,652,928)	$(30,406,432)	$(86,995,357)	$(13,566,320)	$(136,077,324)	$(222,141,740)

$—	$—	$—	$—	$—	$—	$8,515

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Six Months Ended June 30, 2022 (Unaudited)

	MML Equity Income Fund	MML Equity Index Fund
Investment income (Note 2):
Dividends (a)	$5,892,942	$5,304,301
Interest	590	1,680
Securities lending net income	5,517	322
Non cash income	—	—
Total investment income	5,899,049	5,306,303
Expenses (Note 3):
Investment advisory fees	1,633,621	323,920
Custody fees	18,718	23,059
Audit fees	20,922	21,528
Legal fees	5,412	8,299
Proxy fees	406	406
Shareholder reporting fees	14,928	25,527
Trustees’ fees	11,011	17,234
	1,705,018	419,973
Administration fees:
Class I	—	85,371
Class II	—	199,772
Service Class I	—	67,711
Distribution and Service fees:
Service Class	107,104	—
Service Class I	—	56,426
Total expenses	1,812,122	829,253
Expenses waived (Note 3):
Initial Class advisory fees waived	(52,492)	—
Class II advisory fees waived	—	—
Service Class advisory fees waived	(12,853)	—
Service Class I advisory fees waived	—	—
Net expenses:	1,746,777	829,253
Net investment income (loss)	4,152,272	4,477,050
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	18,066,303	18,532,488
Futures contracts	—	(1,047,686)
Foreign currency transactions	(11,350)	—
Forward Contracts	—	—
Net realized gain (loss)	18,054,953	17,484,802
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(58,079,508)	(174,585,225)
Futures contracts	—	(181,425)
Translation of assets and liabilities in foreign currencies	(2,096)	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	(58,081,604)	(174,766,650)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(40,026,651)	(157,281,848)
Net increase (decrease) in net assets resulting from operations	$(35,874,379)	$(152,804,798)

(a)	Net of foreign withholding tax of:	$143,989	$1,270
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund

$2,906,127	$4,735,070	$1,641,382	$1,863,120	$1,575,075	$2,727,728	$3,984,644
576	27	204	170	62	709	472
—	21,291	1,053	2,065	4,723	1,521	16,949
—	173,644	—	—	—	—	47,415
2,906,703	4,930,032	1,642,639	1,865,355	1,579,860	2,729,958	4,049,480

1,130,667	929,197	634,751	557,883	479,576	784,435	923,567
11,040	47,620	15,345	14,263	31,718	13,581	68,725
20,807	23,646	20,704	20,678	23,912	21,081	28,005
2,999	2,664	1,996	2,016	3,806	3,209	1,672
406	406	406	406	406	406	406
11,429	9,591	9,101	23,790	11,056	9,375	6,745
7,692	6,212	5,090	4,852	7,135	6,323	4,967
1,185,040	1,019,336	687,393	623,888	557,609	838,410	1,034,087

—	—	—	—	93,976	—	—
235,657	—	141,899	122,698	13,088	—	167,449
16,017	—	16,789	16,773	12,831	—	5,778

—	9,048	—	—	—	37,791	—
26,694	—	27,981	27,955	21,385	—	9,631
1,463,408	1,028,384	874,062	791,314	698,889	876,201	1,216,945

—	(17,692)	—	—	—	—	—
—	—	—	(16,358)	—	—	(111,633)
—	(611)	—	—	—	—	—
—	—	—	(2,239)	—	—	(3,852)
1,463,408	1,010,081	874,062	772,717	698,889	876,201	1,101,460
1,443,295	3,919,951	768,577	1,092,638	880,971	1,853,757	2,948,020

16,896,943	1,965,147	456,114	6,399,344	5,610,943	16,869,810	929,111
—	—	—	—	—	—	—
4,541	(76,327)	1,229	486	(5,661)	1,511	(52,035)
—	—	—	—	—	—	84,995
16,901,484	1,888,820	457,343	6,399,830	5,605,282	16,871,321	962,071

(57,548,094)	(49,596,133)	(53,378,801)	(28,117,911)	(44,578,021)	(37,901,223)	(53,631,206)*
—	—	—	—	—	—	—
—	(67,466)	(34)	(2,700)	(43,924)	—	(68,566)
—	—	—	—	—	—	15,249
(57,548,094)	(49,663,599)	(53,378,835)	(28,120,611)	(44,621,945)	(37,901,223)	(53,684,523)
(40,646,610)	(47,774,779)	(52,921,492)	(21,720,781)	(39,016,663)	(21,029,902)	(52,722,452)
$(39,203,315)	$(43,854,828)	$(52,152,915)	$(20,628,143)	$(38,135,692)	$(19,176,145)	$(49,774,432)

$—	$483,048	$7,326	$45,089	$140,453	$16,326	$543,189
$—	$—	$—	$—	$—	$—	$7,192

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Six Months Ended June 30, 2022 (Unaudited)

	MML Large Cap Growth Fund	MML Managed Volatility Fund
Investment income (Note 2):
Dividends (a)	$719,030	$958,174
Interest	289	604
Securities lending net income	—	21
Total investment income	719,319	958,799
Expenses (Note 3):
Investment advisory fees	610,871	472,526
Custody fees	10,300	118,547
Audit fees	20,675	20,622
Legal fees	1,613	1,681
Proxy fees	406	406
Shareholder reporting fees	7,980	15,233
Trustees’ fees	4,312	3,337
	656,157	632,352
Administration fees:
Class II	—	—
Service Class I	—	—
Distribution and Service fees:
Service Class	27,200	29,370
Service Class I	—	—
Total expenses	683,357	661,722
Expenses waived (Note 3):
Initial Class advisory fees waived	—	—
Class II advisory fees waived	—	—
Service Class advisory fees waived	—	—
Service Class I advisory fees waived	—	—
Net expenses:	683,357	661,722
Net investment income (loss)	35,962	297,077
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	10,635,013	5,336,689
Futures contracts	—	—
Written options	—	6,655,744
Swap agreements	—	—
Foreign currency transactions	—	—
Forward contracts	—	—
Net realized gain (loss)	10,635,013	11,992,433
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(74,741,313)	(30,487,209)
Futures contracts	—	—
Written options	—	1,631,494
Swap agreements	—	—
Translation of assets and liabilities in foreign currencies	—	(519)
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	(74,741,313)	(28,856,234)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(64,106,300)	(16,863,801)
Net increase (decrease) in net assets resulting from operations	$(64,070,338)	$(16,566,724)

(a)	Net of foreign withholding tax of:	$54,897	$227

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$954,441	$4,356,217	$796,704	$779,710	$1,371,541	$1,034,834	$—
2,217	551	2,126	—	122	43	4,251,108
8,935	9,744	10,329	9,383	344	198	37,561
965,593	4,366,512	809,159	789,093	1,372,007	1,035,075	4,288,669

1,434,828	1,400,110	862,333	354,964	593,049	379,037	701,847
32,484	26,938	18,364	15,168	14,280	11,014	74,021
21,272	21,970	22,105	20,928	20,663	20,649	22,975
5,115	4,719	2,047	957	1,913	1,647	5,759
406	406	406	406	406	406	406
15,379	11,847	7,524	5,909	7,444	7,161	16,273
11,442	9,072	4,698	2,305	4,453	3,979	8,898
1,520,926	1,475,062	917,477	400,637	642,208	423,893	830,179

—	—	—	45,434	—	—	229,881
—	—	—	21,122	—	—	33,311

119,730	67,383	34,324	—	33,626	67,113	—
—	—	—	35,203	—	—	55,519
1,640,656	1,542,445	951,801	502,396	675,834	491,006	1,148,890

—	—	(20,756)	—	—	—	—
—	—	—	(45,431)	—	—	—
—	—	(4,119)	—	—	—	—
—	—	—	(21,125)	—	—	—
1,640,656	1,542,445	926,926	435,840	675,834	491,006	1,148,890
(675,063)	2,824,067	(117,767)	353,253	696,173	544,069	3,139,779

4,350,392	35,884,080	(8,340,129)	1,699,260	13,992,113	39,203,844	(21,081,821)
—	—	—	—	—	—	217,529
—	—	—	—	—	—	(997,923)
—	—	—	—	—	—	30,511
987	(12,322)	(6)	(428)	—	(8,881)	266
—	1,682,422	—	69,494	—	6,678	40,490
4,351,379	37,554,180	(8,340,135)	1,768,326	13,992,113	39,201,641	(21,790,948)

(130,772,476)	(66,758,886)	(42,600,291)	(18,074,601)	(48,777,434)	(74,439,509)	(24,699,516)
—	—	—	—	—	—	(42,883)
—	—	—	—	—	—	46,438
—	—	—	—	—	—	(702,949)
30	(1,654)	(1)	—	—	(96)	(73)
—	305,170	—	7,789	—	3,147	(32,565)
(130,772,446)	(66,455,370)	(42,600,292)	(18,066,812)	(48,777,434)	(74,436,458)	(25,431,548)
(126,421,067)	(28,901,190)	(50,940,427)	(16,298,486)	(34,785,321)	(35,234,817)	(47,222,496)
$(127,096,130)	$(26,077,123)	$(51,058,194)	$(15,945,233)	$(34,089,148)	$(34,690,748)	$(44,082,717)

$1,097	$66,445	$856	$5,430	$1,808	$4,451	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(579,132)	$7,496,513
Net realized gain (loss)	1,148,885	35,667,069
Net change in unrealized appreciation (depreciation)	(57,563,154)	(9,587,387)
Net increase (decrease) in net assets resulting from operations	(56,993,401)	33,576,195
Distributions to shareholders (Note 2):
Initial Class	—	(3,732,707)
Service Class	—	(12,357,121)
Total distributions	—	(16,089,828)
Net fund share transactions (Note 5):
Initial Class	(1,981,159)	(14,286,613)
Service Class	(19,187,139)	(37,286,727)
Increase (decrease) in net assets from fund share transactions	(21,168,298)	(51,573,340)
Total increase (decrease) in net assets	(78,161,699)	(34,086,973)
Net assets
Beginning of period	400,743,601	434,830,574
End of period	$322,581,902	$400,743,601

The accompanying notes are an integral part of the financial statements.

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

$(667,833)	$8,075,213	$(2,479,456)	$25,466,940	$(1,463,623)	$14,700,478
789,011	35,066,448	4,592,837	150,529,735	2,934,632	125,516,658
(69,662,056)	1,576,575	(271,520,226)	28,058,278	(203,123,937)	21,135,066
(69,540,878)	44,718,236	(269,406,845)	204,054,953	(201,652,928)	161,352,202

—	(4,524,699)	—	(14,369,142)	—	(26,000,345)
—	(14,700,679)	—	(72,819,090)	—	(43,218,278)
—	(19,225,378)	—	(87,188,232)	—	(69,218,623)

(4,902,630)	(8,921,595)	(16,356,279)	(37,230,262)	(21,581,819)	(46,904,892)
(20,222,298)	(29,861,152)	(113,264,804)	(212,270,785)	(37,960,584)	(83,342,821)
(25,124,928)	(38,782,747)	(129,621,083)	(249,501,047)	(59,542,403)	(130,247,713)
(94,665,806)	(13,289,889)	(399,027,928)	(132,634,326)	(261,195,331)	(38,114,134)

469,778,371	483,068,260	1,746,207,270	1,878,841,596	1,207,330,294	1,245,444,428
$375,112,565	$469,778,371	$1,347,179,342	$1,746,207,270	$946,134,963	$1,207,330,294

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(217,835)	$1,508,753
Net realized gain (loss)	404,314	21,347,657
Net change in unrealized appreciation (depreciation)	(30,592,911)	2,729,646
Net increase (decrease) in net assets resulting from operations	(30,406,432)	25,586,056
Distributions to shareholders (Note 2):
Initial Class	—	(3,793,658)
Service Class	—	(4,972,518)
Service Class I	—	—
Total distributions	—	(8,766,176)
Net fund share transactions (Note 5):
Initial Class	(4,454,999)	(560,281)
Service Class	(3,842,484)	(8,314,247)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(8,297,483)	(8,874,528)
Total increase (decrease) in net assets	(38,703,915)	7,945,352
Net assets
Beginning of period	168,220,729	160,275,377
End of period	$129,516,814	$168,220,729

The accompanying notes are an integral part of the financial statements.

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

$(494,508)	$(597,776)	$39,132	$1,147,808	$1,126,727	$9,493,175
35,688,614	51,652,024	6,391,261	1,076,747	90,842,960	58,363,875
(122,189,463)	3,023,836	(19,996,713)	(3,274,434)	(228,047,011)	46,359,412
(86,995,357)	54,078,084	(13,566,320)	(1,049,879)	(136,077,324)	114,216,462

—	—	—	—	—	—
—	—	—	—	—	—
—	(15,195,901)	—	(977,803)	—	(35,113,927)
—	(15,195,901)	—	(977,803)	—	(35,113,927)

—	—	—	—	—	—
—	—	—	—	—	—
(2,235,307)	(3,842,156)	(962,314)	666,810	(58,250,527)	(89,042,196)
(2,235,307)	(3,842,156)	(962,314)	666,810	(58,250,527)	(89,042,196)
(89,230,664)	35,040,027	(14,528,634)	(1,360,872)	(194,327,851)	(9,939,661)

292,504,202	257,464,175	59,669,693	61,030,565	933,787,867	943,727,528
$203,273,538	$292,504,202	$45,141,059	$59,669,693	$739,460,016	$933,787,867

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,002,723)	$(3,040,652)
Net realized gain (loss)	(2,908,712)	86,430,345
Net change in unrealized appreciation (depreciation)	(218,230,305)	(1,392,292)
Net increase (decrease) in net assets resulting from operations	(222,141,740)	81,997,401
Distributions to shareholders (Note 2):
Initial Class	—	(38,541,114)
Class I	—	—
Class II	—	—
Class III	—	—
Service Class	—	(20,907,454)
Service Class I	—	—
Total distributions	—	(59,448,568)
Net fund share transactions (Note 5):
Initial Class	1,036,599	59,227,612
Class I	—	—
Class II	—	—
Class III	—	—
Service Class	(3,439,630)	13,680,075
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(2,403,031)	72,907,687
Total increase (decrease) in net assets	(224,544,771)	95,456,520
Net assets
Beginning of period	628,687,794	533,231,274
End of period	$404,143,023	$628,687,794

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund		MML Focused Equity Fund
Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

$4,152,272	$6,922,226	$4,477,050	$8,119,505	$1,443,295	$2,701,349
18,054,953	55,884,175	17,484,802	40,603,509	16,901,484	25,021,393
(58,081,604)	40,615,994	(174,766,650)	129,047,822	(57,548,094)	34,345,792
(35,874,379)	103,422,395	(152,804,798)	177,770,836	(39,203,315)	62,068,534

—	(14,539,543)	—	—	—	—
—	—	—	(3,410,079)	—	—
—	—	—	(15,589,702)	—	(19,232,937)
—	—	—	(19,307,250)	—	—
—	(3,561,313)	—	—	—	—
—	—	—	(2,915,856)	—	(1,434,203)
—	(18,100,856)	—	(41,222,887)	—	(20,667,140)

(32,724,122)	(65,572,871)	—	—	—	—
—	—	(3,151,075)	(8,078,776)	—	—
—	—	(5,339,118)	8,726,265	(6,977,691)	22,304,981
—	—	(10,269,884)	(11,761,933)	—	—
(3,264,764)	(10,213,562)	—	—	—	—
—	—	(3,687,356)	(986,690)	(353,964)	502,795
(35,988,886)	(75,786,433)	(22,447,433)	(12,101,134)	(7,331,655)	22,807,776
(71,863,265)	9,535,106	(175,252,231)	124,446,815	(46,534,970)	64,209,170

457,587,577	448,052,471	777,288,595	652,841,780	361,265,002	297,055,832
$385,724,312	$457,587,577	$602,036,364	$777,288,595	$314,730,032	$361,265,002

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Foreign Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,919,951	$5,309,115
Net realized gain (loss)	1,888,820	21,502,193
Net change in unrealized appreciation (depreciation)	(49,663,599)	7,132,915
Net increase (decrease) in net assets resulting from operations	(43,854,828)	33,944,223
Distributions to shareholders (Note 2):
Initial Class	—	(6,407,754)
Class I	—	—
Class II	—	—
Service Class	—	(192,117)
Service Class I	—	—
Total distributions	—	(6,599,871)
Net fund share transactions (Note 5):
Initial Class	(19,095,713)	(55,471,468)
Class I	—	—
Class II	—	—
Service Class	(292,521)	(1,091,260)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(19,388,234)	(56,562,728)
Total increase (decrease) in net assets	(63,243,062)	(29,218,376)
Net assets
Beginning of period	245,610,355	274,828,731
End of period	$182,367,293	$245,610,355

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund		MML Fundamental Value Fund		MML Global Fund
Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

$768,577	$1,533,777	$1,092,638	$1,716,263	$880,971	$2,184,911
457,343	31,117,236	6,399,830	34,080,303	5,605,282	95,994,538
(53,378,835)	16,358,111	(28,120,611)	17,472,558	(44,621,945)	(36,075,447)
(52,152,915)	49,009,124	(20,628,143)	53,269,124	(38,135,692)	62,104,002

—	—	—	—	—	—
—	—	—	—	—	(33,942,130)
—	(17,289,403)	—	(2,957,707)	—	(1,862,521)
—	—	—	—	—	—
—	(2,011,177)	—	(312,511)	—	(1,901,117)
—	(19,300,580)	—	(3,270,218)	—	(37,705,768)

—	—	—	—	—	—
—	—	—	—	(19,749,306)	(231,901,017)
(12,704,839)	32,759,203	(10,122,151)	(50,990,501)	(663,706)	293,903
—	—	—	—	—	—
135,783	1,845,344	1,672,879	1,630,567	(531,648)	392,623
(12,569,056)	34,604,547	(8,449,272)	(49,359,934)	(20,944,660)	(231,214,491)
(64,721,971)	64,313,091	(29,077,415)	638,972	(59,080,352)	(206,816,257)

245,739,968	181,426,877	195,547,843	194,908,871	191,391,085	398,207,342
$181,017,997	$245,739,968	$166,470,428	$195,547,843	$132,310,733	$191,391,085

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Income & Growth Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,853,757	$3,388,012
Net realized gain (loss)	16,871,321	35,764,471
Net change in unrealized appreciation (depreciation)	(37,901,223)	23,692,628
Net increase (decrease) in net assets resulting from operations	(19,176,145)	62,845,111
Distributions to shareholders (Note 2):
Initial Class	—	(3,966,776)
Class II	—	—
Service Class	—	(483,810)
Service Class I	—	—
Total distributions	—	(4,450,586)
Net fund share transactions (Note 5):
Initial Class	(12,701,410)	(71,827,735)
Class II	—	—
Service Class	(1,260,800)	(1,714,716)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(13,962,210)	(73,542,451)
Total increase (decrease) in net assets	(33,138,355)	(15,147,926)
Net assets
Beginning of period	253,291,307	268,439,233
End of period	$220,152,952	$253,291,307

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund		MML Large Cap Growth Fund		MML Managed Volatility Fund
Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

$2,948,020	$2,387,824	$35,962	$(225,060)	$297,077	$490,544
962,071	23,518,210	10,635,013	16,564,832	11,992,433	705,802
(53,684,523)	(8,031,257)	(74,741,313)	8,293,487	(28,856,234)	14,245,211
(49,774,432)	17,874,777	(64,070,338)	24,633,259	(16,566,724)	15,441,557

—	—	—	(15,351,370)	—	(1,116,050)
—	(1,043,525)	—	—	—	—
—	—	—	(2,540,115)	—	(189,127)
—	(39,246)	—	—	—	—
—	(1,082,771)	—	(17,891,485)	—	(1,305,177)

—	—	(1,619,529)	71,237,108	(12,204,952)	(13,533,508)
(2,334,086)	73,322,159	—	—	—	—
—	—	(363,552)	2,162,036	(1,591,997)	(3,570,364)
(75,593)	659,784	—	—	—	—
(2,409,679)	73,981,943	(1,983,081)	73,399,144	(13,796,949)	(17,103,872)
(52,184,111)	90,773,949	(66,053,419)	80,140,918	(30,363,673)	(2,967,492)

257,489,666	166,715,717	222,830,500	142,689,582	140,627,844	143,595,336
$205,305,555	$257,489,666	$156,777,081	$222,830,500	$110,264,171	$140,627,844

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Mid Cap Growth Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(675,063)	$(2,249,274)
Net realized gain (loss)	4,351,379	105,809,675
Net change in unrealized appreciation (depreciation)	(130,772,446)	(37,213,167)
Net increase (decrease) in net assets resulting from operations	(127,096,130)	66,347,234
Distributions to shareholders (Note 2):
Initial Class	—	(73,246,023)
Class II	—	—
Service Class	—	(25,312,531)
Service Class I	—	—
Total distributions	—	(98,558,554)
Net fund share transactions (Note 5):
Initial Class	(13,550,029)	(69,578,065)
Class II	—	—
Service Class	(2,776,560)	11,071,866
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(16,326,589)	(58,506,199)
Total increase (decrease) in net assets	(143,422,719)	(90,717,519)
Net assets
Beginning of period	461,919,988	552,637,507
End of period	$318,497,269	$461,919,988

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund		MML Small Cap Growth Equity Fund		MML Small Company Value Fund
Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

$2,824,067	$5,276,758	$(117,767)	$(1,119,827)	$353,253	$85,713
37,554,180	77,904,945	(8,340,135)	47,033,355	1,768,326	44,257,606
(66,455,370)	(391,209)	(42,600,292)	(30,870,726)	(18,066,812)	(22,532,215)
(26,077,123)	82,790,494	(51,058,194)	15,042,802	(15,945,233)	21,811,104

—	(11,485,165)	—	(26,449,940)	—	—
—	—	—	—	—	(4,232,677)
—	(1,976,411)	—	(5,524,203)	—	—
—	—	—	—	—	(1,927,989)
—	(13,461,576)	—	(31,974,143)	—	(6,160,666)

(27,862,790)	(113,301,697)	(3,027,272)	(677,490)	—	—
—	—	—	—	(3,664,335)	(9,461,658)
(1,800,262)	(4,821,534)	(1,083,861)	4,842,905	—	—
—	—	—	—	(715,400)	(41,589)
(29,663,052)	(118,123,231)	(4,111,133)	4,165,415	(4,379,735)	(9,503,247)
(55,740,175)	(48,794,313)	(55,169,327)	(12,765,926)	(20,324,968)	6,147,191

351,088,277	399,882,590	198,445,995	211,211,921	98,569,812	92,422,621
$295,348,102	$351,088,277	$143,276,668	$198,445,995	$78,244,844	$98,569,812

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Small/Mid Cap Value Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$696,173	$1,843,580
Net realized gain (loss)	13,992,113	45,551,764
Net change in unrealized appreciation (depreciation)	(48,777,434)	12,198,307
Net increase (decrease) in net assets resulting from operations	(34,089,148)	59,593,651
Distributions to shareholders (Note 2):
Initial Class	—	(1,587,906)
Class II	—	—
Service Class	—	(239,776)
Service Class I	—	—
Total distributions	—	(1,827,682)
Net fund share transactions (Note 5):
Initial Class	(9,212,226)	(65,105,278)
Class II	—	—
Service Class	(882,226)	123,121
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(10,094,452)	(64,982,157)
Total increase (decrease) in net assets	(44,183,600)	(7,216,188)
Net assets
Beginning of period	179,230,957	186,447,145
End of period	$135,047,357	$179,230,957

The accompanying notes are an integral part of the financial statements.

MML Sustainable Equity Fund		MML Total Return Bond Fund
Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

$544,069	$1,071,998	$3,139,779	$3,996,645
39,201,641	20,522,856	(21,790,948)	(754,915)
(74,436,458)	18,106,179	(25,431,548)	(8,443,618)
(34,690,748)	39,701,033	(44,082,717)	(5,201,888)

—	(6,904,294)	—	—
—	—	—	(21,382,221)
—	(3,555,773)	—	—
—	—	—	(3,001,071)
—	(10,460,067)	—	(24,383,292)

(5,196,086)	(12,363,850)	—	—
—	—	(43,138,815)	92,426,887
(1,189,289)	1,624,422	—	—
—	—	(4,131,861)	2,945,102
(6,385,375)	(10,739,428)	(47,270,676)	95,371,989
(41,076,123)	18,501,538	(91,353,393)	65,786,809

173,860,519	155,358,981	405,043,913	339,257,104
$132,784,396	$173,860,519	$313,690,520	$405,043,913

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 10.77	$ (0.01)	$ (1.55)	$ (1.56)	$ —	$ —	$ —	$ 9.21	(14.48%)[b]	$ 71,773	0.13%[a]	(0.13%)[a]
12/31/21	10.34	0.22	0.66	0.88	(0.13)	(0.32)	(0.45)	10.77	8.60%	86,161	0.12%	2.05%
12/31/20	9.95	0.09	0.86	0.95	(0.27)	(0.29)	(0.56)	10.34	9.93%	96,649	0.12%	0.95%
12/31/19	9.23	0.25	1.13	1.38	(0.28)	(0.38)	(0.66)	9.95	15.20%	95,290	0.13%	2.55%
12/31/18	10.01	0.22	(0.55)	(0.33)	(0.25)	(0.20)	(0.45)	9.23	(3.50%)	90,797	0.12%	2.22%
12/31/17	9.63	0.22	0.70	0.92	(0.23)	(0.31)	(0.54)	10.01	9.62%	107,294	0.12%	2.23%
Service Class
6/30/22[r]	$ 10.64	$ (0.02)	$ (1.53)	$ (1.55)	$ —	$ —	$ —	$ 9.09	(14.57%)[b]	$ 250,809	0.38%[a]	(0.38%)[a]
12/31/21	10.22	0.19	0.65	0.84	(0.10)	(0.32)	(0.42)	10.64	8.33%	314,582	0.37%	1.75%
12/31/20	9.84	0.07	0.85	0.92	(0.25)	(0.29)	(0.54)	10.22	9.67%	338,181	0.37%	0.72%
12/31/19	9.13	0.22	1.12	1.34	(0.25)	(0.38)	(0.63)	9.84	14.93%	312,658	0.38%	2.31%
12/31/18	9.90	0.19	(0.53)	(0.34)	(0.23)	(0.20)	(0.43)	9.13	(3.70%)	306,230	0.37%	1.94%
12/31/17	9.53	0.20	0.68	0.88	(0.20)	(0.31)	(0.51)	9.90	9.33%	368,843	0.37%	2.00%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	5%	28%	43%	29%	18%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 10.88	$ (0.01)	$ (1.63)	$ (1.64)	$ —	$ —	$ —	$ 9.24	(15.07%)[b]	$ 86,032	0.12%[a]	(0.12%)[a]
12/31/21	10.32	0.20	0.82	1.02	(0.14)	(0.32)	(0.46)	10.88	9.98%	106,757	0.12%	1.88%
12/31/20	9.89	0.09	0.94	1.03	(0.26)	(0.34)	(0.60)	10.32	10.93%	109,924	0.12%	0.97%
12/31/19	9.12	0.23	1.27	1.50	(0.26)	(0.47)	(0.73)	9.89	16.75%	125,465	0.12%	2.32%
12/31/18	10.16	0.20	(0.61)	(0.41)	(0.24)	(0.39)	(0.63)	9.12	(4.47%)	116,177	0.12%	2.00%
12/31/17	9.70	0.21	0.88	1.09	(0.20)	(0.43)	(0.63)	10.16	11.48%	139,773	0.12%	2.06%
Service Class
6/30/22[r]	$ 10.77	$ (0.02)	$ (1.62)	$ (1.64)	$ —	$ —	$ —	$ 9.13	(15.23%)[b]	$ 289,081	0.37%[a]	(0.37%)[a]
12/31/21	10.22	0.17	0.81	0.98	(0.11)	(0.32)	(0.43)	10.77	9.70%	363,021	0.37%	1.62%
12/31/20	9.80	0.07	0.92	0.99	(0.23)	(0.34)	(0.57)	10.22	10.65%	373,144	0.37%	0.72%
12/31/19	9.03	0.20	1.27	1.47	(0.23)	(0.47)	(0.70)	9.80	16.61%	408,868	0.37%	2.07%
12/31/18	10.07	0.17	(0.61)	(0.44)	(0.21)	(0.39)	(0.60)	9.03	(4.76%)	391,230	0.37%	1.76%
12/31/17	9.62	0.18	0.88	1.06	(0.18)	(0.43)	(0.61)	10.07	11.21%	459,581	0.37%	1.82%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	2%	25%	22%	28%	17%	15%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 11.54	$ (0.01)	$ (1.84)	$ (1.85)	$ —	$ —	$ —	$ 9.69	(16.03%)[b]	$ 224,322	0.11%[a]	(0.11%)[a]
12/31/21	10.84	0.18	1.11	1.29	(0.16)	(0.43)	(0.59)	11.54	11.99%	284,654	0.11%	1.60%
12/31/20	10.53	0.10	0.95	1.05	(0.26)	(0.48)	(0.74)	10.84	10.54%	303,037	0.11%	1.04%
12/31/19	9.71	0.21	1.54	1.75	(0.28)	(0.65)	(0.93)	10.53	18.58%	378,044	0.12%	2.05%
12/31/18	11.00	0.19	(0.73)	(0.54)	(0.24)	(0.51)	(0.75)	9.71	(5.48%)	349,719	0.11%	1.79%
12/31/17	10.38	0.20	1.15	1.35	(0.20)	(0.53)	(0.73)	11.00	13.33%	417,670	0.11%	1.84%
Service Class
6/30/22[r]	$ 11.38	$ (0.02)	$ (1.81)	$ (1.83)	$ —	$ —	$ —	$ 9.55	(16.08%)[b]	$ 1,122,858	0.36%[a]	(0.36%)[a]
12/31/21	10.70	0.15	1.09	1.24	(0.13)	(0.43)	(0.56)	11.38	11.67%	1,461,553	0.36%	1.36%
12/31/20	10.41	0.08	0.92	1.00	(0.23)	(0.48)	(0.71)	10.70	10.16%	1,575,805	0.36%	0.76%
12/31/19	9.60	0.18	1.53	1.71	(0.25)	(0.65)	(0.90)	10.41	18.36%	1,751,648	0.37%	1.78%
12/31/18	10.88	0.16	(0.72)	(0.56)	(0.21)	(0.51)	(0.72)	9.60	(5.70%)	1,690,215	0.36%	1.54%
12/31/17	10.28	0.17	1.14	1.31	(0.18)	(0.53)	(0.71)	10.88	12.99%	2,047,202	0.36%	1.60%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	1%	21%	19%	28%	15%	13%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 10.11	$ (0.01)	$ (1.72)	$ (1.73)	$ —	$ —	$ —	$ 8.38	(17.11%)[b]	$ 348,005	0.12%[a]	(0.12%)[a]
12/31/21	9.38	0.14	1.19	1.33	(0.16)	(0.44)	(0.60)	10.11	14.33%	443,650	0.12%	1.36%
12/31/20	9.04	0.09	0.98	1.07	(0.18)	(0.55)	(0.73)	9.38	12.76%	456,817	0.11%	1.07%
12/31/19	8.35	0.15	1.55	1.70	(0.22)	(0.79)	(1.01)	9.04	21.21%	573,104	0.12%	1.64%
12/31/18	9.75	0.14	(0.73)	(0.59)	(0.18)	(0.63)	(0.81)	8.35	(6.90%)	536,767	0.11%	1.47%
12/31/17	9.16	0.15	1.28	1.43	(0.15)	(0.69)	(0.84)	9.75	16.07%	647,613	0.11%	1.53%
Service Class
6/30/22[r]	$ 10.00	$ (0.02)	$ (1.70)	$ (1.72)	$ —	$ —	$ —	$ 8.28	(17.20%)[b]	$ 598,130	0.37%[a]	(0.37%)[a]
12/31/21	9.29	0.11	1.17	1.28	(0.13)	(0.44)	(0.57)	10.00	13.93%	763,680	0.37%	1.10%
12/31/20	8.96	0.07	0.97	1.04	(0.16)	(0.55)	(0.71)	9.29	12.47%	788,627	0.36%	0.82%
12/31/19	8.28	0.12	1.54	1.66	(0.19)	(0.79)	(0.98)	8.96	20.93%	978,390	0.37%	1.40%
12/31/18	9.67	0.12	(0.73)	(0.61)	(0.15)	(0.63)	(0.78)	8.28	(7.10%)	915,318	0.36%	1.22%
12/31/17	9.09	0.12	1.28	1.40	(0.13)	(0.69)	(0.82)	9.67	15.81%	1,080,728	0.36%	1.27%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	3%	27%	18%	29%	17%	16%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 11.70	$ (0.01)	$ (2.15)	$ (2.16)	$ —	$ —	$ —	$ 9.54	(18.46%)[b]	$ 55,686	0.15%[a]	(0.15%)[a]
12/31/21	10.58	0.12	1.63	1.75	(0.15)	(0.48)	(0.63)	11.70	16.65%	73,193	0.14%	1.05%
12/31/20	10.16	0.10	1.15	1.25	(0.16)	(0.67)	(0.83)	10.58	13.35%	66,655	0.15%	1.08%
12/31/19	9.20	0.12	1.99	2.11	(0.21)	(0.94)	(1.15)	10.16	23.93%	67,730	0.15%	1.24%
12/31/18	10.68	0.12	(0.90)	(0.78)	(0.15)	(0.55)	(0.70)	9.20	(8.12%)	56,195	0.15%	1.10%
12/31/17	9.67	0.12	1.65	1.77	(0.12)	(0.64)	(0.76)	10.68	18.77%	66,517	0.15%	1.17%
Service Class
6/30/22[r]	$ 11.48	$ (0.02)	$ (2.11)	$ (2.13)	$ —	$ —	$ —	$ 9.35	(18.55%)[b]	$ 73,831	0.40%[a]	(0.40%)[a]
12/31/21	10.39	0.09	1.60	1.69	(0.12)	(0.48)	(0.60)	11.48	16.40%	95,028	0.39%	0.78%
12/31/20	9.99	0.07	1.13	1.20	(0.13)	(0.67)	(0.80)	10.39	13.08%	93,621	0.40%	0.80%
12/31/19	9.06	0.09	1.96	2.05	(0.18)	(0.94)	(1.12)	9.99	23.65%	95,667	0.40%	0.95%
12/31/18	10.54	0.09	(0.90)	(0.81)	(0.12)	(0.55)	(0.67)	9.06	(8.44%)	83,212	0.40%	0.87%
12/31/17	9.56	0.10	1.62	1.72	(0.10)	(0.64)	(0.74)	10.54	18.44%	90,246	0.40%	0.95%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	7%	37%	17%	32%	19%	20%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
6/30/22[r]	$ 22.52	$ (0.04)	$ (6.73)	$ (6.77)	$ —	$ —	$ —	$ 15.75	(30.06%)[b]	$ 203,274	0.68%[a]	N/A	(0.41%)[a]
12/31/21	19.56	(0.05)	4.20	4.15	—	(1.19)	(1.19)	22.52	21.48%	292,504	0.68%	N/A	(0.21%)
12/31/20	14.33	(0.02)	7.11	7.09	(0.12)	(1.74)	(1.86)	19.56	51.49%	257,464	0.68%	N/A	(0.12%)
12/31/19	12.70	0.04	3.53	3.57	(0.05)	(1.89)	(1.94)	14.33	30.33%	197,036	0.69%	0.69%[l]	0.31%
12/31/18	14.37	0.00[d]	0.15	0.15	(0.04)	(1.78)	(1.82)	12.70	(0.73%)	162,360	0.69%	0.69%[l]	0.01%
12/31/17	12.37	0.01	3.31	3.32	(0.04)	(1.28)	(1.32)	14.37	27.78%	171,896	0.68%	0.68%[l]	0.07%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	4%	13%	8%	12%	12%	11%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
6/30/22[r]	$ 10.44	$ 0.01	$ (2.40)	$ (2.39)	$ —	$ —	$ —	$ 8.05	(22.89%)[b]	$ 45,141	0.76%[a]	N/A	0.15%[a]
12/31/21	10.82	0.21	(0.42)	(0.21)	(0.01)	(0.16)	(0.17)	10.44	(1.96%)	59,670	0.75%	N/A	1.89%
12/31/20	10.19	0.01	1.25	1.26	(0.10)	(0.53)	(0.63)	10.82	13.44%	61,031	0.73%	N/A	0.14%
12/31/19	9.07	0.09	1.83	1.92	(0.28)	(0.52)	(0.80)	10.19	22.31%	63,943	0.74%	0.73%	0.96%
12/31/18	10.93	0.13	(1.55)	(1.42)	(0.09)	(0.35)	(0.44)	9.07	(13.52%)	56,712	0.73%	0.70%	1.24%
12/31/17	9.12	0.08	2.73	2.81	(0.09)	(0.91)	(1.00)	10.93	31.65%	66,931	0.72%	0.70%	0.80%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	5%	13%	5%	8%	11%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]	Net investment income (loss) to average daily net assets
Service Class I
6/30/22[r]	$ 13.22	$ 0.02	$ (2.01)	$ (1.99)	$ —	$ —	$ —	$ 11.23	(15.05%)[b]	$ 739,460	0.71%[a]	0.61%[a]	0.27%[a]
12/31/21	12.16	0.13	1.42	1.55	(0.17)	(0.32)	(0.49)	13.22	12.85%	933,788	0.71%	0.65%	1.00%
12/31/20	11.72	0.12	1.15	1.27	(0.20)	(0.63)	(0.83)	12.16	11.39%	943,728	0.71%	N/A	1.08%
12/31/19	10.98	0.18	1.72	1.90	(0.29)	(0.87)	(1.16)	11.72	18.12%	1,001,411	0.71%	N/A	1.52%
12/31/18	12.60	0.17	(0.69)	(0.52)	(0.22)	(0.88)	(1.10)	10.98	(4.84%)	956,051	0.71%	N/A	1.41%
12/31/17	11.94	0.16	1.56	1.72	(0.18)	(0.88)	(1.06)	12.60	14.94%	1,094,274	0.71%	N/A	1.25%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	9%	11%	14%	16%	15%	16%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 21.62	$ (0.03)	$ (7.59)	$ (7.62)	$ —	$ —	$ —	$ 14.00	(35.25%)[b]	$ 275,394	0.78%[a]	(0.32%)[a]
12/31/21	20.51	(0.10)	3.48	3.38	—	(2.27)	(2.27)	21.62	16.34%	425,249	0.77%	(0.44%)
12/31/20	16.49	(0.06)	5.68	5.62	—	(1.60)	(1.60)	20.51	34.40%	351,504	0.78%	(0.35%)
12/31/19	14.60	(0.02)	4.16	4.14	—	(2.25)	(2.25)	16.49	29.84%	304,381	0.79%	(0.09%)
12/31/18	17.41	(0.00)[d]	0.86	0.86	—	(3.67)	(3.67)	14.60	1.88%	254,050	0.79%	(0.02%)
12/31/17	13.98	0.00[d]	4.93	4.93	(0.00)[d]	(1.50)	(1.50)	17.41	36.22%	301,054	0.80%	0.00%[e]
Service Class
6/30/22[r]	$ 20.28	$ (0.05)	$ (7.11)	$ (7.16)	$ —	$ —	$ —	$ 13.12	(35.31%)[b]	$ 128,749	1.03%[a]	(0.57%)[a]
12/31/21	19.40	(0.14)	3.29	3.15	—	(2.27)	(2.27)	20.28	16.08%	203,439	1.02%	(0.69%)
12/31/20	15.71	(0.10)	5.39	5.29	—	(1.60)	(1.60)	19.40	34.00%	181,728	1.03%	(0.60%)
12/31/19	14.03	(0.05)	3.98	3.93	—	(2.25)	(2.25)	15.71	29.56%	137,293	1.04%	(0.35%)
12/31/18	16.88	(0.05)	0.87	0.82	—	(3.67)	(3.67)	14.03	1.68%	99,468	1.04%	(0.26%)
12/31/17	13.62	(0.04)	4.80	4.76	—	(1.50)	(1.50)	16.88	35.89%	77,091	1.05%	(0.25%)

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	9%	41%	26%	33%	28%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 12.38	$ 0.12	$ (1.17)	$ (1.05)	$ —	$ —	$ —	$ 11.33	(8.48%)[b]	$ 307,718	0.78%[a]	0.75%[a]	1.95%[a]
12/31/21	10.28	0.18	2.43	2.61	(0.27)	(0.24)	(0.51)	12.38	25.58%	368,999	0.78%	0.75%	1.57%
12/31/20	11.18	0.22	(0.22)	0.00[d]	(0.23)	(0.67)	(0.90)	10.28	1.34%	365,382	0.79%	0.76%	2.32%
12/31/19	10.04	0.24	2.25	2.49	(0.27)	(1.08)	(1.35)	11.18	26.45%	396,909	0.78%	0.75%	2.22%
12/31/18	12.50	0.26	(1.23)	(0.97)	(0.24)	(1.25)	(1.49)	10.04	(9.36%)	358,947	0.79%	0.76%	2.17%
12/31/17	11.78	0.23	1.58	1.81	(0.27)	(0.82)	(1.09)	12.50	16.33%	440,607	0.79%	0.76%	1.93%
Service Class
6/30/22[r]	$ 12.19	$ 0.10	$ (1.15)	$ (1.05)	$ —	$ —	$ —	$ 11.14	(8.61%)[b]	$ 78,006	1.03%[a]	1.00%[a]	1.71%[a]
12/31/21	10.14	0.15	2.39	2.54	(0.25)	(0.24)	(0.49)	12.19	25.18%	88,588	1.03%	1.00%	1.32%
12/31/20	11.03	0.19	(0.20)	(0.01)	(0.21)	(0.67)	(0.88)	10.14	1.17%	82,671	1.04%	1.01%	2.06%
12/31/19	9.92	0.21	2.22	2.43	(0.24)	(1.08)	(1.32)	11.03	26.12%	86,749	1.03%	1.00%	1.98%
12/31/18	12.37	0.23	(1.22)	(0.99)	(0.21)	(1.25)	(1.46)	9.92	(9.60%)	75,335	1.04%	1.01%	1.92%
12/31/17	11.68	0.20	1.56	1.76	(0.25)	(0.82)	(1.07)	12.37	15.97%	86,193	1.04%	1.01%	1.68%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	7%	21%	32%	18%	19%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
6/30/22[r]	$ 35.26	$ 0.18	$ (7.28)	$ (7.10)	$ —	$ —	$ —	$ 28.16	(20.14%)[b]	$ 49,392	0.42%[a]	1.12%[a]
12/31/21	29.07	0.31	7.77	8.08	(0.43)	(1.46)	(1.89)	35.26	28.19%	65,271	0.42%	0.96%
12/31/20	32.46	0.42	4.71	5.13	(0.55)	(7.97)	(8.52)	29.07	18.06%	61,002	0.43%	1.43%
12/31/19	28.09	0.48	7.71	8.19	(0.90)	(2.92)	(3.82)	32.46	30.86%	57,944	0.44%	1.51%
12/31/18	31.01	0.49	(1.76)	(1.27)	(0.50)	(1.15)	(1.65)	28.09	(4.80%)	51,998	0.43%	1.57%
12/31/17	26.53	0.45	5.11	5.56	(0.29)	(0.79)	(1.08)	31.01	21.34%	66,374	0.43%	1.57%
Class II
6/30/22[r]	$ 35.22	$ 0.20	$ (7.27)	$ (7.07)	$ —	$ —	$ —	$ 28.15	(20.07%)[b]	$ 234,960	0.27%[a]	1.28%[a]
12/31/21	29.04	0.36	7.76	8.12	(0.48)	(1.46)	(1.94)	35.22	28.37%	299,922	0.27%	1.11%
12/31/20	32.45	0.46	4.71	5.17	(0.61)	(7.97)	(8.58)	29.04	18.21%	239,890	0.28%	1.58%
12/31/19	28.10	0.52	7.72	8.24	(0.97)	(2.92)	(3.89)	32.45	31.06%	209,951	0.29%	1.66%
12/31/18	31.01	0.54	(1.75)	(1.21)	(0.55)	(1.15)	(1.70)	28.10	(4.63%)	159,638	0.28%	1.72%
12/31/17	26.55	0.50	5.10	5.60	(0.35)	(0.79)	(1.14)	31.01	21.50%	186,674	0.28%	1.72%
Class III
6/30/22[r]	$ 35.15	$ 0.22	$ (7.25)	$ (7.03)	$ —	$ —	$ —	$ 28.12	(20.00%)[b]	$ 279,019	0.12%[a]	1.43%[a]
12/31/21	28.98	0.41	7.74	8.15	(0.52)	(1.46)	(1.98)	35.15	28.54%	359,612	0.12%	1.26%
12/31/20	32.39	0.50	4.71	5.21	(0.65)	(7.97)	(8.62)	28.98	18.41%	307,589	0.13%	1.72%
12/31/19	28.05	0.57	7.70	8.27	(1.01)	(2.92)	(3.93)	32.39	31.27%	268,217	0.14%	1.82%
12/31/18	30.97	0.59	(1.75)	(1.16)	(0.60)	(1.16)	(1.76)	28.05	(4.52%)	391,891	0.13%	1.87%
12/31/17	26.51	0.54	5.10	5.64	(0.39)	(0.79)	(1.18)	30.97	21.69%	440,242	0.13%	1.87%
Service Class I
6/30/22[r]	$ 33.55	$ 0.13	$ (6.91)	$ (6.78)	$ —	$ —	$ —	$ 26.77	(20.21%)[b]	$ 38,665	0.67%[a]	0.87%[a]
12/31/21	27.76	0.22	7.40	7.62	(0.37)	(1.46)	(1.83)	33.55	27.86%	52,483	0.67%	0.71%
12/31/20	31.35	0.33	4.52	4.85	(0.47)	(7.97)	(8.44)	27.76	17.74%	44,361	0.68%	1.18%
12/31/19	27.24	0.38	7.48	7.86	(0.83)	(2.92)	(3.75)	31.35	30.56%	45,967	0.69%	1.26%
12/31/18	30.13	0.40	(1.70)	(1.30)	(0.43)	(1.16)	(1.59)	27.24	(5.04%)	40,822	0.68%	1.32%
12/31/17	25.84	0.37	4.96	5.33	(0.25)	(0.79)	(1.04)	30.13	21.01%	48,712	0.68%	1.32%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	1%	3%	5%	5%	3%	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
6/30/22[r]	$ 8.30	$ 0.03	$ (0.93)	$ (0.90)	$ —	$ —	$ —	$ 7.40	(10.84%)[b]	$ 294,604	0.86%[a]	N/A	0.88%[a]
12/31/21	7.25	0.07	1.51	1.58	(0.08)	(0.45)	(0.53)	8.30	22.25%	338,277	0.87%	N/A	0.89%
12/31/20	6.77	0.07	0.76	0.83	(0.05)	(0.30)	(0.35)	7.25	12.76%	277,370	0.87%	N/A	1.10%
12/31/19	5.33	0.07	1.53	1.60	(0.02)	(0.14)	(0.16)	6.77	30.15%	297,347	0.89%	0.88%	1.11%
12/31/18	12.69	0.11	0.66	0.77	(0.37)	(7.76)	(8.13)	5.33	1.18%	48,276	0.95%	0.87%	1.25%
12/31/17	13.20	0.27	2.35	2.62	(0.36)	(2.77)	(3.13)	12.69	21.99%	57,382	0.94%	N/A	2.00%
Service Class I
6/30/22[r]	$ 7.96	$ 0.02	$ (0.89)	$ (0.87)	$ —	$ —	$ —	$ 7.09	(10.93%)[b]	$ 20,126	1.11%[a]	N/A	0.63%[a]
12/31/21	6.98	0.05	1.45	1.50	(0.07)	(0.45)	(0.52)	7.96	21.88%	22,988	1.12%	N/A	0.64%
12/31/20	6.53	0.05	0.74	0.79	(0.04)	(0.30)	(0.34)	6.98	12.54%	19,686	1.12%	N/A	0.85%
12/31/19	5.15	0.05	1.47	1.52	(0.00)[d]	(0.14)	(0.14)	6.53	29.73%	18,439	1.15%	1.13%	0.90%
12/31/18	12.52	0.09	0.66	0.75	(0.36)	(7.76)	(8.12)	5.15	0.99%	10,980	1.20%	1.12%	1.01%
12/31/17	13.11	0.18	2.37	2.55	(0.37)	(2.77)	(3.14)	12.52	21.61%	9,981	1.19%	N/A	1.39%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	18%	34%	36%	36%	64%	108%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 11.04	$ 0.18	$ (2.25)	$ (2.07)	$ —	$ —	$ —	$ 8.97	(18.75%)[b]	$ 176,079	0.94%[a]	0.93%[a]	3.63%[a]
12/31/21	10.02	0.22	1.09	1.31	(0.29)	—	(0.29)	11.04	13.04%	237,547	0.94%	0.92%	1.99%
12/31/20	10.10	0.14	0.37	0.51	(0.27)	(0.32)	(0.59)	10.02	5.93%	266,506	0.92%	0.88%	1.61%
12/31/19	9.25	0.26	0.92	1.18	(0.18)	(0.15)	(0.33)	10.10	13.17%	307,367	0.94%	0.89%	2.69%
12/31/18	11.25	0.20	(1.95)	(1.75)	(0.25)	—	(0.25)	9.25	(15.90%)	294,037	0.98%	0.97%	1.81%
12/31/17	9.44	0.19	1.85	2.04	(0.23)	—	(0.23)	11.25	21.73%	382,813	0.97%	N/A	1.79%
Service Class
6/30/22[r]	$ 10.98	$ 0.17	$ (2.24)	$ (2.07)	$ —	$ —	$ —	$ 8.91	(18.85%)[b]	$ 6,289	1.19%[a]	1.18%[a]	3.43%[a]
12/31/21	9.95	0.19	1.10	1.29	(0.26)	—	(0.26)	10.98	12.95%	8,063	1.19%	1.17%	1.72%
12/31/20	10.04	0.12	0.36	0.48	(0.25)	(0.32)	(0.57)	9.95	5.57%	8,323	1.17%	1.13%	1.36%
12/31/19	9.20	0.24	0.90	1.14	(0.15)	(0.15)	(0.30)	10.04	12.78%	9,820	1.19%	1.14%	2.44%
12/31/18	11.18	0.17	(1.93)	(1.76)	(0.22)	—	(0.22)	9.20	(16.03%)	9,324	1.23%	1.22%	1.57%
12/31/17	9.38	0.16	1.84	2.00	(0.20)	—	(0.20)	11.18	21.45%	11,488	1.22%	N/A	1.53%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	5%	16%	106%	43%	18%	15%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
6/30/22[r]	$ 12.55	$ 0.04	$ (2.78)	$ (2.74)	$ —	$ —	$ —	$ 9.81	(21.83%)[b]	$ 161,272	0.80%[a]	N/A	0.75%[a]
12/31/21	10.73	0.09	2.81	2.90	(0.06)	(1.02)	(1.08)	12.55	27.67%	220,586	0.81%	N/A	0.77%
12/31/20	10.02	0.07	1.85	1.92	(0.00)[d]	(1.21)	(1.21)	10.73	20.02%	161,496	0.82%	0.82%[k]	0.73%
12/31/19	9.37	0.01	2.92	2.93	(0.06)	(2.22)	(2.28)	10.02	33.74%	101,937	0.87%	0.87%[l]	0.09%
12/31/18	12.94	0.06	0.66	0.72	(0.15)	(4.14)	(4.29)	9.37	0.80%	90,145	0.83%	0.83%[l]	0.50%
12/31/17	11.42	0.11	2.92	3.03	(0.13)	(1.38)	(1.51)	12.94	27.67%	120,666	0.84%	0.84%[l]	0.84%
Service Class I
6/30/22[r]	$ 12.01	$ 0.03	$ (2.66)	$ (2.63)	$ —	$ —	$ —	$ 9.38	(21.90%)[b]	$ 19,746	1.05%[a]	N/A	0.50%[a]
12/31/21	10.31	0.06	2.70	2.76	(0.04)	(1.02)	(1.06)	12.01	27.38%	25,154	1.06%	N/A	0.52%
12/31/20	9.70	0.05	1.77	1.82	—	(1.21)	(1.21)	10.31	19.59%	19,931	1.08%	1.07%	0.48%
12/31/19	9.15	(0.02)	2.84	2.82	(0.05)	(2.22)	(2.27)	9.70	33.33%	15,457	1.12%	1.12%[l]	(0.16%)
12/31/18	12.74	0.03	0.67	0.70	(0.15)	(4.14)	(4.29)	9.15	0.66%	10,401	1.08%	1.08%[l]	0.27%
12/31/17	11.29	0.07	2.89	2.96	(0.13)	(1.38)	(1.51)	12.74	27.32%	6,875	1.09%	1.09%[l]	0.57%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	21%	56%	113%	129%	61%	40%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
6/30/22[r]	$ 14.86	$ 0.09	$ (1.71)	$ (1.62)	$ —	$ —	$ —	$ 13.24	(10.90%)[b]	$ 145,330	0.82%[a]	0.80%[a]	1.20%[a]
12/31/21	11.62	0.12	3.36	3.48	(0.24)	—	(0.24)	14.86	30.02%	173,486	0.83%	0.81%	0.87%
12/31/20	13.09	0.19	(0.08)aa	0.11	(0.15)	(1.43)	(1.58)	11.62	2.67%	178,953	0.80%	0.78%	1.71%
12/31/19	12.38	0.18	2.40	2.58	(0.27)	(1.60)	(1.87)	13.09	22.79%	193,994	0.81%	0.79%	1.35%
12/31/18	15.42	0.26	(1.63)	(1.37)	(0.25)	(1.42)	(1.67)	12.38	(10.34%)	168,520	0.80%	0.78%	1.76%
12/31/17	14.74	0.25	1.83	2.08	(0.29)	(1.11)	(1.40)	15.42	15.10%	225,883	0.80%	0.79%	1.65%
Service Class I
6/30/22[r]	$ 14.49	$ 0.07	$ (1.66)	$ (1.59)	$ —	$ —	$ —	$ 12.90	(10.97%)[b]	$ 21,141	1.07%[a]	1.05%[a]	0.97%[a]
12/31/21	11.35	0.08	3.28	3.36	(0.22)	—	(0.22)	14.49	29.68%	22,062	1.08%	1.06%	0.61%
12/31/20	12.83	0.16	(0.09)aa	0.07	(0.12)	(1.43)	(1.55)	11.35	2.37%	15,956	1.05%	1.03%	1.47%
12/31/19	12.17	0.14	2.36	2.50	(0.24)	(1.60)	(1.84)	12.83	22.49%	16,173	1.06%	1.04%	1.10%
12/31/18	15.20	0.22	(1.60)	(1.38)	(0.23)	(1.42)	(1.65)	12.17	(10.56%)	13,283	1.05%	1.03%	1.53%
12/31/17	14.57	0.21	1.80	2.01	(0.27)	(1.11)	(1.38)	15.20	14.78%	13,212	1.05%	1.04%	1.39%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	13%	42%	86%	131%	28%	18%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
6/30/22[r]	$ 14.85	$ 0.07	$ (3.20)	$ (3.13)	$ —	$ —	$ —	$ 11.72	(21.08%)[b]	$ 102,155	0.85%[a]	1.12%[a]
12/31/21	13.96	0.09	2.30	2.39	(0.14)	(1.36)	(1.50)	14.85	17.32%	151,785	0.80%	0.61%
12/31/20	12.86	0.11	1.61	1.72	(0.14)	(0.48)	(0.62)	13.96	14.02%	361,660	0.80%	0.88%
12/31/19	10.25	0.15	2.94	3.09	(0.08)	(0.40)	(0.48)	12.86	30.59%	411,174	0.79%	1.23%
12/31/18	13.04	0.15	(1.16)	(1.01)	(0.15)	(1.63)	(1.78)	10.25	(9.53%)	179,973	0.83%	1.21%
12/31/17	11.54	0.14	2.56	2.70	(0.16)	(1.04)	(1.20)	13.04	24.16%	206,795	0.83%	1.10%
Class II
6/30/22[r]	$ 15.27	$ 0.08	$ (3.31)	$ (3.23)	$ —	$ —	$ —	$ 12.04	(21.15%)[b]	$ 15,200	0.85%[a]	1.15%[a]
12/31/21	14.31	0.09	2.37	2.46	(0.14)	(1.36)	(1.50)	15.27	17.42%	20,021	0.80%	0.57%
12/31/20	13.17	0.11	1.64	1.75	(0.13)	(0.48)	(0.61)	14.31	13.96%	18,461	0.80%	0.86%
12/31/19	10.48	0.16	3.00	3.16	(0.07)	(0.40)	(0.47)	13.17	30.58%	17,896	0.79%	1.31%
12/31/18	13.30	0.15	(1.19)	(1.04)	(0.15)	(1.63)	(1.78)	10.48	(9.57%)	14,950	0.83%	1.21%
12/31/17	11.74	0.14	2.62	2.76	(0.16)	(1.04)	(1.20)	13.30	24.30%	18,082	0.83%	1.09%
Service Class I
6/30/22[r]	$ 14.62	$ 0.06	$ (3.17)	$ (3.11)	$ —	$ —	$ —	$ 11.51	(21.27%)[b]	$ 14,956	1.10%[a]	0.90%[a]
12/31/21	13.76	0.05	2.28	2.33	(0.11)	(1.36)	(1.47)	14.62	17.16%	19,585	1.05%	0.32%
12/31/20	12.69	0.07	1.59	1.66	(0.11)	(0.48)	(0.59)	13.76	13.70%	18,086	1.05%	0.60%
12/31/19	10.11	0.13	2.89	3.02	(0.04)	(0.40)	(0.44)	12.69	30.28%	17,108	1.04%	1.06%
12/31/18	12.90	0.12	(1.16)	(1.04)	(0.12)	(1.63)	(1.75)	10.11	(9.84%)	13,989	1.08%	0.97%
12/31/17	11.43	0.11	2.54	2.65	(0.14)	(1.04)	(1.18)	12.90	23.95%	15,989	1.08%	0.84%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	4%	9%	13%	16%	15%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 12.41	$ 0.10	$ (1.09)	$ (0.99)	$ —	$ —	$ —	$ 11.42	(7.98%)[b]	$ 192,305	0.69%[a]	1.57%[a]
12/31/21	10.00	0.15	2.47	2.62	(0.21)	—	(0.21)	12.41	26.27%	221,734	0.69%	1.29%
12/31/20	9.94	0.15	0.12aa	0.27	(0.18)	(0.03)	(0.21)	10.00	3.03%	241,441	0.70%	1.75%
12/31/19	8.49	0.19	1.82	2.01	(0.19)	(0.37)	(0.56)	9.94	24.43%	274,290	0.69%	2.00%
12/31/18	12.72	0.21	(1.25)	(1.04)	(0.22)	(2.97)	(3.19)	8.49	(11.68%)	240,456	0.70%	1.86%
12/31/17	11.86	0.22	1.74	1.96	(0.21)	(0.89)	(1.10)	12.72	17.43%	289,310	0.70%	1.80%
Service Class
6/30/22[r]	$ 12.20	$ 0.08	$ (1.06)	$ (0.98)	$ —	$ —	$ —	$ 11.22	(8.03%)[b]	$ 27,848	0.94%[a]	1.32%[a]
12/31/21	9.84	0.12	2.43	2.55	(0.19)	—	(0.19)	12.20	25.94%	31,557	0.94%	1.07%
12/31/20	9.78	0.13	0.11aa	0.24	(0.15)	(0.03)	(0.18)	9.84	2.79%	26,998	0.95%	1.50%
12/31/19	8.36	0.16	1.80	1.96	(0.17)	(0.37)	(0.54)	9.78	24.14%	29,436	0.94%	1.75%
12/31/18	12.58	0.18	(1.23)	(1.05)	(0.20)	(2.97)	(3.17)	8.36	(11.94%)	24,440	0.95%	1.62%
12/31/17	11.74	0.19	1.73	1.92	(0.19)	(0.89)	(1.08)	12.58	17.21%	27,683	0.95%	1.55%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	16%	28%	49%	43%	30%	110%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
6/30/22[r]	$ 11.08	$ 0.13	$ (2.28)	$ (2.15)	$ —	$ —	$ —	$ 8.93	(19.40%)[b]	$ 198,593	1.05%[a]	0.95%[a]	2.56%[a]
12/31/21	9.98	0.14	1.03	1.17	(0.07)	—	(0.07)	11.08	11.77%	249,038	1.05%	0.97%	1.32%
12/31/20	10.10	0.03	0.38	0.41	(0.28)	(0.25)	(0.53)	9.98	5.37%	159,694	1.07%	1.00%	0.39%
12/31/19	8.91	0.29	1.74	2.03	(0.19)	(0.65)	(0.84)	10.10	24.63%	178,397	1.05%	1.00%	3.02%
12/31/18	11.97	0.21	(3.02)	(2.81)	(0.17)	(0.08)	(0.25)	8.91	(23.79%)	154,540	1.12%	1.00%	1.91%
12/31/17	9.33	0.18	2.64	2.82	(0.18)	—	(0.18)	11.97	30.35%	187,213	1.09%	1.00%	1.62%
Service Class I
6/30/22[r]	$ 10.96	$ 0.12	$ (2.26)	$ (2.14)	$ —	$ —	$ —	$ 8.82	(19.53%)[b]	$ 6,713	1.30%[a]	1.20%[a]	2.34%[a]
12/31/21	9.88	0.12	1.02	1.14	(0.06)	—	(0.06)	10.96	11.49%	8,452	1.29%	1.22%	1.09%
12/31/20	10.01	0.01	0.37	0.38	(0.26)	(0.25)	(0.51)	9.88	5.07%	7,021	1.32%	1.25%	0.10%
12/31/19	8.84	0.26	1.73	1.99	(0.17)	(0.65)	(0.82)	10.01	24.35%	6,821	1.30%	1.25%	2.70%
12/31/18	11.90	0.18	(2.99)	(2.81)	(0.17)	(0.08)	(0.25)	8.84	(23.98%)	4,767	1.37%	1.25%	1.64%
12/31/17	9.29	0.11	2.67	2.78	(0.17)	—	(0.17)	11.90	30.05%	4,000	1.34%	1.25%	0.95%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	10%	75%	49%	37%	43%	45%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 15.04	$ 0.00[d]	$ (4.32)	$ (4.32)	$ —	$ —	$ —	$ 10.72	(28.72%)[b]	$ 138,669	0.70%[a]	0.07%[a]
12/31/21	13.98	(0.01)	2.59	2.58	(0.01)	(1.51)	(1.52)	15.04	18.41%	196,928	0.70%	(0.10%)
12/31/20	11.09	0.01	3.49	3.50	(0.04)	(0.57)	(0.61)	13.98	31.78%	120,464	0.72%	0.10%
12/31/19	9.68	0.05	2.89	2.94	(0.07)	(1.46)	(1.53)	11.09	31.99%	95,272	0.74%	0.45%
12/31/18	10.69	0.06	(0.19)	(0.13)	(0.07)	(0.81)	(0.88)	9.68	(2.26%)	83,211	0.72%	0.56%
12/31/17	10.63	0.07	3.23	3.30	(0.05)	(3.19)	(3.24)	10.69	33.51%	106,989	0.73%	0.58%
Service Class
6/30/22[r]	$ 14.33	$ (0.01)bb	$ (4.12)	$ (4.13)	$ —	$ —	$ —	$ 10.20	(28.82%)[b]	$ 18,108	0.95%[a]	(0.18%)[a]
12/31/21	13.41	(0.05)	2.48	2.43	—	(1.51)	(1.51)	14.33	18.08%	25,902	0.95%	(0.33%)
12/31/20	10.66	(0.02)bb	3.36	3.34	(0.02)	(0.57)	(0.59)	13.41	31.53%	22,226	0.97%	(0.15%)
12/31/19	9.36	0.02	2.79	2.81	(0.05)	(1.46)	(1.51)	10.66	31.66%	16,394	0.99%	0.19%
12/31/18	10.37	0.03	(0.17)	(0.14)	(0.06)	(0.81)	(0.87)	9.36	(2.46%)	10,591	0.97%	0.30%
12/31/17	10.41	0.03	3.15	3.18	(0.03)	(3.19)	(3.22)	10.37	33.00%	7,510	0.98%	0.29%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	18%	21%	32%	11%	16%	3%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 15.23	$ 0.04	$ (1.92)	$ (1.88)	$ —	$ —	$ —	$ 13.35	(12.33%)[b]	$ 89,004	1.00%[a]	0.52%[a]
12/31/21	13.78	0.06	1.53	1.59	(0.14)	—	(0.14)	15.23	11.54%	114,646	0.99%	0.39%
12/31/20	13.10	0.10	0.76	0.86	(0.18)	—	(0.18)	13.78	6.68%	116,694	1.06%	0.78%
12/31/19	11.90	0.13	1.28	1.41	(0.21)	—	(0.21)	13.10	11.90%	124,549	0.97%	1.05%
12/31/18	12.63	0.12	(0.69)	(0.57)	(0.16)	—	(0.16)	11.90	(4.69%)	121,635	0.96%	0.99%
12/31/17	11.74	0.14	0.91	1.05	(0.16)	—	(0.16)	12.63	9.03%	150,737	0.90%	1.13%
Service Class
6/30/22[r]	$ 15.10	$ 0.02	$ (1.90)	$ (1.88)	$ —	$ —	$ —	$ 13.22	(12.44%)[b]	$ 21,261	1.25%[a]	0.27%[a]
12/31/21	13.67	0.02	1.52	1.54	(0.11)	—	(0.11)	15.10	11.26%	25,982	1.24%	0.14%
12/31/20	12.99	0.07	0.76	0.83	(0.15)	—	(0.15)	13.67	6.42%	26,901	1.31%	0.53%
12/31/19	11.80	0.10	1.26	1.36	(0.17)	—	(0.17)	12.99	11.62%	30,588	1.22%	0.81%
12/31/18	12.53	0.09	(0.70)	(0.61)	(0.12)	—	(0.12)	11.80	(4.93%)	28,963	1.21%	0.74%
12/31/17	11.64	0.11	0.91	1.02	(0.13)	—	(0.13)	12.53	8.76%	33,698	1.15%	0.88%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	5%	5%	20%	2%	5%	2%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 16.52	$ (0.02)	$ (4.59)	$ (4.61)	$ —	$ —	$ —	$ 11.91	(27.91%)[b]	$ 235,836	0.82%[a]	(0.30%)[a]
12/31/21	18.10	(0.07)	2.48	2.41	—	(3.99)	(3.99)	16.52	13.21%	343,781	0.80%	(0.38%)
12/31/20	15.88	(0.03)	3.83	3.80	(0.01)	(1.57)	(1.58)	18.10	25.57%	434,830	0.81%	(0.19%)
12/31/19	13.94	0.02	4.17	4.19	(0.00)[d]	(2.25)	(2.25)	15.88	31.30%	407,351	0.81%	0.12%
12/31/18	16.19	0.01	(0.07)	(0.06)	—	(2.19)	(2.19)	13.94	(2.17%)	328,715	0.81%	0.07%
12/31/17	14.35	(0.01)	3.45	3.44	(0.01)	(1.59)	(1.60)	16.19	24.81%	382,666	0.81%	(0.08%)
Service Class
6/30/22[r]	$ 15.34	$ (0.03)	$ (4.27)	$ (4.30)	$ —	$ —	$ —	$ 11.04	(28.03%)[b]	$ 82,661	1.07%[a]	(0.55%)[a]
12/31/21	17.09	(0.11)	2.35	2.24	—	(3.99)	(3.99)	15.34	12.99%	118,139	1.05%	(0.63%)
12/31/20	15.10	(0.06)	3.62	3.56	—	(1.57)	(1.57)	17.09	25.25%	117,808	1.06%	(0.44%)
12/31/19	13.37	(0.02)	4.00	3.98	—	(2.25)	(2.25)	15.10	31.01%	108,793	1.06%	(0.13%)
12/31/18	15.65	(0.03)	(0.06)	(0.09)	—	(2.19)	(2.19)	13.37	(2.45%)	88,952	1.06%	(0.18%)
12/31/17	13.95	(0.05)	3.34	3.29	—	(1.59)	(1.59)	15.65	24.47%	91,145	1.06%	(0.33%)

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	16%	33%	66%	28%	26%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 12.58	$ 0.11	$ (1.12)	$ (1.01)	$ —	$ —	$ —	$ 11.57	(8.03%)[b]	$ 245,861	0.88%[a]	1.73%[a]
12/31/21	10.59	0.17	2.28	2.45	(0.18)	(0.28)	(0.46)	12.58	23.31%	295,384	0.88%	1.39%
12/31/20	10.60	0.15	0.01	0.16	(0.17)	—	(0.17)	10.59	1.71%	348,614	0.89%	1.62%
12/31/19	9.35	0.17	2.37	2.54	(0.18)	(1.11)	(1.29)	10.60	29.13%	389,141	0.88%	1.65%
12/31/18	12.14	0.15	(1.48)	(1.33)	(0.19)	(1.27)	(1.46)	9.35	(12.99%)	343,432	0.88%	1.30%
12/31/17	11.79	0.20	1.09	1.29	(0.19)	(0.75)	(0.94)	12.14	11.70%	438,601	0.88%	1.69%
Service Class
6/30/22[r]	$ 12.31	$ 0.09	$ (1.09)	$ (1.00)	$ —	$ —	$ —	$ 11.31	(8.12%)[b]	$ 49,487	1.14%[a]	1.49%[a]
12/31/21	10.38	0.14	2.22	2.36	(0.15)	(0.28)	(0.43)	12.31	22.95%	55,704	1.13%	1.16%
12/31/20	10.39	0.13	0.00[d]	0.13	(0.14)	—	(0.14)	10.38	1.48%	51,269	1.14%	1.37%
12/31/19	9.18	0.14	2.33	2.47	(0.15)	(1.11)	(1.26)	10.39	28.90%	53,223	1.13%	1.40%
12/31/18	11.96	0.12	(1.47)	(1.35)	(0.16)	(1.27)	(1.43)	9.18	(13.31%)	43,275	1.13%	1.06%
12/31/17	11.63	0.17	1.08	1.25	(0.17)	(0.75)	(0.92)	11.96	11.46%	49,723	1.13%	1.46%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	40%	46%	74%	39%	59%	42%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 15.26	$ (0.01)	$ (3.99)	$ (4.00)	$ —	$ —	$ 11.26	(26.18%)[b]	$ 120,156	1.11%[a]	1.08%[a]	(0.10%)[a]
12/31/21	16.86	(0.09)	1.31	1.22	(2.82)	(2.82)	15.26	7.31%	165,781	1.10%	1.07%	(0.50%)
12/31/20	14.13	(0.04)	4.55	4.51	(1.78)	(1.78)	16.86	35.62%	180,047	1.11%	1.08%	(0.27%)
12/31/19	12.82	(0.01)	4.11	4.10	(2.79)	(2.79)	14.13	34.32%	170,426	1.11%	1.09%	(0.06%)
12/31/18	14.98	(0.03)	(0.32)	(0.35)	(1.81)	(1.81)	12.82	(4.87%)	151,854	1.09%	1.07%	(0.17%)
12/31/17	12.69	(0.03)	2.87	2.84	(0.55)	(0.55)	14.98	22.81%	198,404	1.09%	1.09%[k]	(0.21%)
Service Class
6/30/22[r]	$ 13.73	$ (0.02)	$ (3.59)	$ (3.61)	$ —	$ —	$ 10.12	(26.27%)[b]	$ 23,120	1.36%[a]	1.33%[a]	(0.35%)[a]
12/31/21	15.48	(0.11)	1.18	1.07	(2.82)	(2.82)	13.73	7.04%	32,665	1.35%	1.32%	(0.75%)
12/31/20	13.14	(0.06)	4.18	4.12	(1.78)	(1.78)	15.48	35.29%	31,165	1.36%	1.33%	(0.52%)
12/31/19	12.11	(0.04)	3.86	3.82	(2.79)	(2.79)	13.14	33.99%	26,026	1.36%	1.34%	(0.30%)
12/31/18	14.27	(0.06)	(0.29)	(0.35)	(1.81)	(1.81)	12.11	(5.11%)	19,281	1.34%	1.32%	(0.39%)
12/31/17	12.14	(0.06)	2.74	2.68	(0.55)	(0.55)	14.27	22.51%	16,124	1.35%	1.34%	(0.45%)

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	38%	73%	79%	63%	76%	74%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
6/30/22[r]	$ 17.91	$ 0.07	$ (3.04)	$ (2.97)	$ —	$ —	$ —	$ 14.94	(16.58%)[b]	$ 53,115	1.05%[a]	0.90%[a]	0.87%[a]
12/31/21	15.25	0.03	3.77	3.80	(0.06)	(1.08)	(1.14)	17.91	25.47%	67,627	1.05%	0.98%	0.16%
12/31/20	14.75	0.04	1.15	1.19	(0.03)	(0.66)	(0.69)	15.25	9.16%	65,955	1.06%	1.01%	0.33%
12/31/19	13.86	0.04	3.20	3.24	(0.04)	(2.31)	(2.35)	14.75	25.54%	74,855	1.06%	1.01%	0.25%
12/31/18	16.90	0.05	(2.01)	(1.96)	(0.06)	(1.02)	(1.08)	13.86	(12.94%)	66,976	1.02%	0.97%	0.30%
12/31/17	17.23	0.05	1.73	1.78	(0.10)	(2.01)	(2.11)	16.90	11.69%	89,256	1.02%	0.97%	0.30%
Service Class I
6/30/22[r]	$ 17.15	$ 0.05	$ (2.91)	$ (2.86)	$ —	$ —	$ —	$ 14.29	(16.68%)[b]	$ 25,130	1.30%[a]	1.15%[a]	0.63%[a]
12/31/21	14.66	(0.01)bb	3.61	3.60	(0.03)	(1.08)	(1.11)	17.15	25.12%	30,943	1.30%	1.23%	(0.08%)
12/31/20	14.21	0.01	1.11	1.12	(0.01)	(0.66)	(0.67)	14.66	8.92%	26,467	1.31%	1.26%	0.07%
12/31/19	13.43	0.00[d]	3.10	3.10	(0.01)	(2.31)	(2.32)	14.21	25.26%	25,636	1.31%	1.26%	0.01%
12/31/18	16.43	0.01	(1.96)	(1.95)	(0.03)	(1.02)	(1.05)	13.43	(13.19%)	19,861	1.27%	1.22%	0.06%
12/31/17	16.83	0.01	1.68	1.69	(0.08)	(2.01)	(2.09)	16.43	11.42%	20,671	1.27%	1.22%	0.06%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	23%	127%	29%	24%	22%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 14.72	$ 0.06	$ (2.97)	$ (2.91)	$ —	$ —	$ —	$ 11.81	(19.77%)[b]	$ 111,835	0.81%[a]	0.92%[a]
12/31/21	10.94	0.13	3.79	3.92	(0.14)	—	(0.14)	14.72	35.94%	149,280	0.81%	0.99%
12/31/20	11.06	0.09	0.30	0.39	(0.10)	(0.41)	(0.51)	10.94	4.65%	164,145	0.81%	0.98%
12/31/19	10.61	0.12	1.83	1.95	(0.07)	(1.43)	(1.50)	11.06	20.39%	179,503	0.81%	1.04%
12/31/18	13.99	0.09	(1.87)	(1.78)	(0.07)	(1.53)	(1.60)	10.61	(15.00%)	163,607	0.80%	0.63%
12/31/17	13.23	0.06	1.60	1.66	(0.07)	(0.83)	(0.90)	13.99	13.44%	210,030	0.80%	0.47%
Service Class
6/30/22[r]	$ 14.51	$ 0.04	$ (2.92)	$ (2.88)	$ —	$ —	$ —	$ 11.63	(19.85%)[b]	$ 23,212	1.06%[a]	0.68%[a]
12/31/21	10.79	0.10	3.74	3.84	(0.12)	—	(0.12)	14.51	35.64%	29,951	1.06%	0.77%
12/31/20	10.92	0.07	0.28	0.35	(0.07)	(0.41)	(0.48)	10.79	4.32%	22,302	1.06%	0.73%
12/31/19	10.50	0.09	1.80	1.89	(0.04)	(1.43)	(1.47)	10.92	19.98%	23,295	1.06%	0.80%
12/31/18	13.85	0.05	(1.83)	(1.78)	(0.04)	(1.53)	(1.57)	10.50	(15.12%)	19,189	1.05%	0.39%
12/31/17	13.12	0.03	1.57	1.60	(0.04)	(0.83)	(0.87)	13.85	13.08%	22,386	1.05%	0.23%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	23%	50%	60%	35%	38%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Sustainable Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
6/30/22[r]	$ 24.54	$ 0.09	$ (5.09)	$ (5.00)	$ —	$ —	$ —	$ 19.54	(20.37%)[b]	$ 85,355	0.56%[a]	0.81%[a]
12/31/21	20.53	0.17	5.35	5.52	(0.20)	(1.31)	(1.51)	24.54	27.14%	112,894	0.56%	0.74%
12/31/20	19.43	0.19	2.50	2.69	(0.18)	(1.41)	(1.59)	20.53	14.51%	105,573	0.57%	1.03%
12/31/19	16.35	0.19	4.86	5.05	(0.19)	(1.78)	(1.97)	19.43	32.10%	106,949	0.57%	1.02%
12/31/18	17.39	0.19	(1.07)	(0.88)	(0.16)	—	(0.16)	16.35	(5.20%)	92,893	0.56%	1.07%
12/31/17	14.19	0.16	3.19	3.35	(0.15)	—	(0.15)	17.39	23.70%	111,830	0.56%	1.02%
Service Class
6/30/22[r]	$ 24.26	$ 0.06	$ (5.02)	$ (4.96)	$ —	$ —	$ —	$ 19.30	(20.45%)[b]	$ 47,429	0.81%[a]	0.56%[a]
12/31/21	20.33	0.10	5.29	5.39	(0.15)	(1.31)	(1.46)	24.26	26.78%	60,966	0.81%	0.44%
12/31/20	19.26	0.14	2.47	2.61	(0.13)	(1.41)	(1.54)	20.33	14.24%	49,786	0.82%	0.78%
12/31/19	16.22	0.14	4.83	4.97	(0.15)	(1.78)	(1.93)	19.26	31.82%	46,002	0.82%	0.77%
12/31/18	17.27	0.15	(1.08)	(0.93)	(0.12)	—	(0.12)	16.22	(5.46%)	33,821	0.81%	0.83%
12/31/17	14.10	0.12	3.17	3.29	(0.12)	—	(0.12)	17.27	23.41%	30,610	0.81%	0.77%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	68%	12%	17%	16%	15%	12%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets (including interest expense)
Class II
6/30/22[r]	$ 10.47	$ 0.09	$ (1.29)	$ (1.20)	$ —	$ —	$ —	$ 9.27	(11.46%)[b]	$ 273,037	0.62%[a]	N/A	1.82%[a]
12/31/21	11.28	0.12	(0.25)	(0.13)	(0.20)	(0.48)	(0.68)	10.47	(1.19%)	354,653	0.61%	N/A	1.12%
12/31/20	10.74	0.20	0.74	0.94	(0.35)	(0.05)	(0.40)	11.28	8.79%	288,005	0.62%	0.61%	1.77%
12/31/19	10.16	0.26	0.65	0.91	(0.33)	—	(0.33)	10.74	8.91%	342,002	0.61%	0.60%	2.48%
12/31/18	10.36	0.25	(0.26)	(0.01)	(0.19)	—	(0.19)	10.16	(0.07%)	353,571	0.60%	0.60%[l]	2.51%
12/31/17	10.27	0.19	0.11	0.30	(0.21)	—	(0.21)	10.36	2.96%	408,199	0.62%	0.60%	1.85%
Service Class I
6/30/22[r]	$ 10.32	$ 0.08	$ (1.28)	$ (1.20)	$ —	$ —	$ —	$ 9.12	(11.63%)[b]	$ 40,653	0.87%[a]	N/A	1.58%[a]
12/31/21	11.14	0.09	(0.25)	(0.16)	(0.18)	(0.48)	(0.66)	10.32	(1.51%)	50,391	0.86%	N/A	0.87%
12/31/20	10.62	0.16	0.75	0.91	(0.34)	(0.05)	(0.39)	11.14	8.60%	51,252	0.87%	0.86%	1.47%
12/31/19	10.06	0.23	0.64	0.87	(0.31)	—	(0.31)	10.62	8.65%	34,011	0.86%	0.85%	2.21%
12/31/18	10.27	0.23	(0.27)	(0.04)	(0.17)	—	(0.17)	10.06	(0.35%)	25,533	0.85%	0.85%[l]	2.28%
12/31/17	10.18	0.16	0.12	0.28	(0.19)	—	(0.19)	10.27	2.73%	21,858	0.87%	0.85%	1.60%

		Year ended December 31
	Six months ended June 30, 2022[b,r]	2021	2020	2019	2018	2017
Portfolio turnover rate	221%	441%	328%	219%	250%	313%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1. The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds Growth Fund (“MML American Funds Growth Fund”)

MML American Funds International Fund (“MML American Funds International Fund”)

MML American Funds Core Allocation Fund (“MML American Funds Core Allocation Fund”)

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Equity Fund (“Fundamental Equity Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Sustainable Equity Fund (formerly known as MML Growth & Income Fund) (“Sustainable Equity Fund”)

MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the Allocation Funds (as defined below), which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II advised by MML Investment Advisers, LLC (“MML Advisers”) and non-affiliated mutual funds (together, the “MML Underlying Funds”). The financial statements included herein are those of the Funds. The financial

Notes to Financial Statements (Unaudited) (Continued)

statements of the applicable MML Underlying Funds that are not Funds of the Trust are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

MML American Funds Growth Fund and MML American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of June 30, 2022, the MML American Funds Growth Fund and MML American Funds International Fund owned 0.65% and 0.66% of the Growth and International Master Funds, respectively. The MML American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company (together, the “American Underlying Funds” and collectively with the MML Underlying Funds, the “Underlying Funds”). The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Funds’ and American Underlying Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund or an Underlying Fund or Master Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each of each of the Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund is based upon the net asset value(s) of its corresponding Master Fund or Underlying Funds. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.

Notes to Financial Statements (Unaudited) (Continued)

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds and Master Funds, as applicable, explain the valuation methods for the Underlying Funds and Master Funds, including the circumstances under which the Underlying Funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds and certain Underlying Funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Unaudited) (Continued)

based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized

Notes to Financial Statements (Unaudited) (Continued)

in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund characterized all investments at Level 1, as of June 30, 2022. The Focused Equity Fund, Fundamental Value Fund, Income & Growth Fund, Large Cap Growth Fund, Small Cap Growth Equity Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2022. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of June 30, 2022, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3		Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$396,359,969	$2,889,989	*	$920,002	**	$400,169,960
Preferred Stock	—	—		847,415	**	847,415
Corporate Debt	—	838,115		—		838,115
Mutual Funds	1,057,491	—		—		1,057,491
Short-Term Investments	100	2,730,797		—		2,730,897
Total Investments	$397,417,560	$6,458,901		$1,767,417		$405,643,878

Equity Income Fund
Asset Investments
Common Stock	$365,144,281	$12,563,874	*	$—		$377,708,155
Preferred Stock	6,287,460	—		—		6,287,460
Mutual Funds	1,618,767	—		—		1,618,767
Short-Term Investments	1,077	3,370,058		—		3,371,135
Total Investments	$373,051,585	$15,933,932		$—		$388,985,517

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3		Total
Equity Index Fund
Asset Investments
Common Stock	$597,021,432	$—		$—		$597,021,432
Short-Term Investments	—	4,425,414		—		4,425,414
Total Investments	$597,021,432	$4,425,414		$—		$601,446,846
Liability Derivatives
Futures Contracts	$(123,062)	$—		$—		$(123,062)

Foreign Fund
Asset Investments
Common Stock*
Australia	$601,126	$6,166,837		$—		$6,767,963
Austria	—	402,312		—		402,312
Belgium	—	5,217,714		—		5,217,714
Canada	979,355	—		—		979,355
Cayman Islands	—	5,726,085		—		5,726,085
Finland	—	1,141,720		—		1,141,720
France	—	19,000,274		—		19,000,274
Germany	—	20,636,791		—		20,636,791
Ireland	1,926,451	5,466,520		—		7,392,971
Israel	1,924,124	—		—		1,924,124
Italy	—	444,312		—		444,312
Japan	—	38,941,748		—		38,941,748
Luxembourg	—	1,366,933		—		1,366,933
Netherlands	2,973,985	7,504,091		—		10,478,076
Norway	—	1,457,859		—		1,457,859
Republic of Korea	—	3,096,989		—		3,096,989
Singapore	—	2,487,191		—		2,487,191
Sweden	—	4,201,956		1,186,973	**	5,388,929
Switzerland	—	17,917,193		—		17,917,193
United Kingdom	784,195	30,381,888		—		31,166,083
Mutual Funds	21,389	—		—		21,389
Short-Term Investments	—	442,616		—		442,616
Total Investments	$9,210,625	$172,001,029		$1,186,973		$182,398,627

Fundamental Equity Fund
Asset Investments
Common Stock	$179,049,760	$1,458,958	*	$—		$180,508,718
Short-Term Investments	—	816,582		—		816,582
Total Investments	$179,049,760	$2,275,540		$—		$181,325,300

Global Fund
Asset Investments
Common Stock*
Austria	$—	$366,390		$—		$366,390
Canada	5,139,364	—		—		5,139,364
Denmark	—	704,135		—		704,135
France	—	14,145,717		—		14,145,717
Germany	—	5,371,767		—		5,371,767
Ireland	11,246,709	2,746,841		—		13,993,550
Israel	1,317,294	—		—		1,317,294
Japan	—	2,337,136		—		2,337,136
Mexico	302,945	—		—		302,945

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3	Total
Global Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Netherlands	$—	$3,378,017	$—	$3,378,017
Republic of Korea	—	1,055,867	—	1,055,867
Spain	—	1,039,070	—	1,039,070
Sweden	—	2,125,282	—	2,125,282
Switzerland	—	11,700,105	—	11,700,105
United Kingdom	484,541	9,447,921	—	9,932,462
United States	57,738,281	—	—	57,738,281
Warrants	57,458	—	—	57,458
Short-Term Investments	—	949,537	—	949,537
Total Investments	$76,286,592	$55,367,785	$—	$131,654,377

International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$1,214,239	$—	$1,214,239
Belgium	—	2,164,135	—	2,164,135
Canada	8,072,720	—	—	8,072,720
Cayman Islands	827,437	4,584,232	—	5,411,669
Denmark	—	4,880,691	—	4,880,691
Finland	—	449,656	—	449,656
France	—	34,716,636	—	34,716,636
Germany	—	31,120,407	—	31,120,407
Hong Kong	—	3,787,335	—	3,787,335
India	631,710	628,154	—	1,259,864
Ireland	2,145,410	1,822,710	—	3,968,120
Israel	1,821,463	—	—	1,821,463
Italy	—	4,527,127	—	4,527,127
Japan	—	21,323,003	—	21,323,003
Mexico	656,036	—	—	656,036
Netherlands	—	10,824,588	—	10,824,588
Portugal	—	1,063,213	—	1,063,213
Republic of Korea	—	872,911	—	872,911
Singapore	—	1,738,037	—	1,738,037
Spain	—	2,090,113	—	2,090,113
Sweden	—	3,020,219	—	3,020,219
Switzerland	—	27,452,006	—	27,452,006
Taiwan	1,977,533	—	—	1,977,533
United Kingdom	1,041,975	24,745,564	—	25,787,539
United States	1,157,647	—	—	1,157,647
Preferred Stock*
Republic of Korea	—	878,668	—	878,668
Mutual Funds	8,019	—	—	8,019
Short-Term Investments	—	2,138,053	—	2,138,053
Total Investments	$18,339,950	$186,041,697	$—	$204,381,647

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3		Total
Managed Volatility Fund
Asset Investments
Common Stock	$110,446,379	$—		$—		$110,446,379
Corporate Debt	—	—		—	+,**	—
Purchased Options	1,915,377	—		—		1,915,377
Short-Term Investments	—	2,791,292		—		2,791,292
Total Investments	$112,361,756	$2,791,292		$—		$115,153,048
Liability Derivatives
Written Options	$(1,460,275)	$—		$—		$(1,460,275)

Mid Cap Growth Fund
Asset Investments
Common Stock	$302,267,860	$—		$981,778	**	$303,249,638
Preferred Stock	—	—		1,542,670	**	1,542,670
Mutual Funds	1,148,290	—		—		1,148,290
Short-Term Investments	102	12,245,321		—		12,245,423
Total Investments	$303,416,252	$12,245,321		$2,524,448		$318,186,021

Mid Cap Value Fund
Asset Investments
Common Stock	$269,280,666	$21,481,320	*	$—		$290,761,986
Preferred Stock	—	1,629,564	*	—		1,629,564
Short-Term Investments	—	6,915,027		—		6,915,027
Total Investments	$269,280,666	$30,025,911		$—		$299,306,577
Asset Derivatives
Forward Contracts	$—	$70,951		$—		$70,951
Liability Derivatives
Forward Contracts	$—	$(20,030)		$—		$(20,030)

Small Company Value Fund
Asset Investments
Common Stock	$77,164,816	$589,472	*	$—		$77,754,288
Mutual Funds	718,563	—		—		718,563
Short-Term Investments	—	713,729		—		713,729
Total Investments	$77,883,379	$1,303,201		$—		$79,186,580
Asset Derivatives
Forward Contracts	$—	$1,984		$—		$1,984

Sustainable Equity Fund
Asset Investments
Common Stock	$130,817,238	$1,696,031	*	$—		$132,513,269
Mutual Funds	74,318	—		—		74,318
Short-Term Investments	—	175,656		—		175,656
Total Investments	$130,891,556	$1,871,687		$—		$132,763,243
Asset Derivatives
Forward Contracts	$—	$3,147		$—		$3,147

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3		Total
Total Return Bond Fund
Asset Investments
Common Stock	$196,473	$—	$—		$196,473
Bank Loans	—	5,881,140	—		5,881,140
Corporate Debt	—	91,393,696	—	+,**	91,393,696
Municipal Obligations	—	3,250,514	—		3,250,514
Non-U.S. Government Agency Obligations	—	48,462,465	—		48,462,465
Sovereign Debt Obligations	—	3,771,923	—		3,771,923
U.S. Government Agency Obligations and Instrumentalities	—	107,838,025	—		107,838,025
U.S. Treasury Obligations	—	93,780,082	—		93,780,082
Purchased Options	5,300	—	—		5,300
Rights	—	—	—	+,**	—
Mutual Funds	15,507,583	—	—		15,507,583
Short-Term Investments	—	20,197,035	—		20,197,035
Unfunded Loan Commitments***		(2,060)			(2,060)
Total Investments	$15,709,356	$374,572,820	$—		$390,282,176
Asset Derivatives
Swap Agreements	$—	$759,837	$—		$759,837
Forward Contracts	—	3,706	—		3,706
Total	$—	$763,543	$—		$763,543
Liability Derivatives
Futures Contracts	$(39,901)	$—	$—		$(39,901)
Swap Agreements	—	(1,728,415)	—		(1,728,415)
Written Options	(3,125)	—	—		(3,125)
Forward Contracts	—	(608)	—		(608)
Total	$(43,026)	$(1,729,023)	$—		$(1,772,049)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at June 30, 2022 in relation to net assets were not significant.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of June 30, 2022.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, collateral pledged for open futures and options contracts, collateral pledged for open swap agreements, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of June 30, 2022.

The Funds had no Level 3 transfers during the period ended June 30, 2022.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2022, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Equity Index Fund
Liability Derivatives
Futures Contracts^^	$(123,062)	$—	$—	$(123,062)
Realized Gain (Loss)#
Futures Contracts	$(1,047,686)	$—	$—	$(1,047,686)
Change in Appreciation (Depreciation)##
Futures Contracts	$(181,425)	$—	$—	$(181,425)

International Equity Fund
Realized Gain (Loss)#
Forward Contracts	$—	$84,995	$—	$84,995
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$15,249	$—	$15,249

Managed Volatility Fund
Asset Derivatives
Purchased Options*,^^^	$1,915,377	$—	$—	$1,915,377
Liability Derivatives
Written Options^,^^^	$(1,460,275)	$—	$—	$(1,460,275)
Realized Gain (Loss)#
Purchased Options	$1,942,771	$—	$—	$1,942,771
Written Options	6,655,744	—	—	6,655,744
Total Realized Gain (Loss)	$8,598,515	$—	$—	$8,598,515
Change in Appreciation (Depreciation)##
Purchased Options	$792,630	$—	$—	$792,630
Written Options	1,631,494	—	—	1,631,494
Total Change in Appreciation (Depreciation)	$2,424,124	$—	$—	$2,424,124

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$—	$70,951	$—	$70,951
Liability Derivatives
Forward Contracts^	$—	$(20,030)	$—	$(20,030)
Realized Gain (Loss)#
Forward Contracts	$—	$1,682,422	$—	$1,682,422
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$305,170	$—	$305,170

Notes to Financial Statements (Unaudited) (Continued)

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Small Company Value Fund
Asset Derivatives
Forward Contracts*	$—	$1,984	$—	$1,984
Realized Gain (Loss)#
Forward Contracts	$—	$69,494	$—	$69,494
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$7,789	$—	$7,789

Sustainable Equity Fund
Asset Derivatives
Forward Contracts*	$—	$3,147	$—	$3,147
Realized Gain (Loss)#
Forward Contracts	$—	$6,678	$—	$6,678
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$3,147	$—	$3,147

Total Return Bond Fund
Asset Derivatives
Purchased Options*,^^^	$—	$—	$5,300	$5,300
Forward Contracts*	—	3,706	—	3,706
Swap Agreements^^,^^^	—	—	759,837	759,837
Total Value	$—	$3,706	$765,137	$768,843
Liability Derivatives
Forward Contracts^	$—	$(608)	$—	$(608)
Futures Contracts^^	—	—	(39,901)	(39,901)
Swap Agreements^^,^^^	—	—	(1,728,415)	(1,728,415)
Written Options^,^^^	—	—	(3,125)	(3,125)
Total Value	$—	$(608)	$(1,771,441)	$(1,772,049)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(12,553)	$(12,553)
Forward Contracts	—	40,490	—	40,490
Futures Contracts	—	—	217,529	217,529
Swap Agreements	—	—	30,511	30,511
Written Options	—	—	(997,923)	(997,923)
Total Realized Gain (Loss)	$—	$40,490	$(762,436)	$(721,946)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$(37,624)	$(37,624)
Forward Contracts	—	(32,565)	—	(32,565)
Futures Contracts	—	—	(42,883)	(42,883)
Swap Agreements	—	—	(702,949)	(702,949)
Written Options	—	—	46,438	46,438
Total Change in Appreciation (Depreciation)	$—	$(32,565)	$(737,018)	$(769,583)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (Continued)

^^^	Represents centrally cleared swaps or exchange-traded purchased and written options, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the period ended June 30, 2022, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Equity Index Fund	18	$—	$—	—	$—	—	$—
International Equity Fund	—	1,314,395	—	—	—	—	—
Managed Volatility Fund	—	—	—	219	—	288	—
Mid Cap Value Fund	—	26,226,833	—	—	—	—	—
Small Company Value Fund	—	763,829	—	—	—	—	—
Sustainable Equity Fund	—	1,275,088	—	—	—	—	—
Total Return Bond Fund	70	1,586,460	49,816,667	231	1,350,000	827	19,270,000

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions, and written swaptions, or shares/units outstanding for purchased options and written options based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2022.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of June 30, 2022. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of June 30, 2022.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Mid Cap Value Fund
Bank of America N.A.	$27,482	$(819)	$—	$26,663
JP Morgan Chase Bank N.A.	43,469	—	—	43,469
	$70,951	$(819)	$—	$70,132
Small Company Value
UBS AG	$1,984	$—	$—	$1,984

Sustainable Equity Fund
JP Morgan Chase Bank N.A.	$3,147	$—	$—	$3,147

Total Return Bond Fund
Citibank N.A.	$3,706	$(608)	$—	$3,098

Notes to Financial Statements (Unaudited) (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of June 30, 2022.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Mid Cap Value Fund
Bank of America N.A.	$(819)	$819	$—	$—
UBS AG	(19,211)	—	—	(19,211)
	$(20,030)	$819	$—	$(19,211)
Total Return Bond Fund
Citibank N.A.	$(608)	$608	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended June 30, 2022, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or

Notes to Financial Statements (Unaudited) (Continued)

offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Notes to Financial Statements (Unaudited) (Continued)

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

Notes to Financial Statements (Unaudited) (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Notes to Financial Statements (Unaudited) (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

Notes to Financial Statements (Unaudited) (Continued)

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The Total Return Bond Fund entered into certain loan agreements which are unfunded. The Total Return Bond Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Total Return Bond Fund’s Portfolio of Investments. At June 30, 2022, the Total Return Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and

Notes to Financial Statements (Unaudited) (Continued)

the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as

Notes to Financial Statements (Unaudited) (Continued)

well as a share of the income earned on investment of the cash collateral received for the loaned securities. At June 30, 2022, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the period ended June 30, 2022, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Notes to Financial Statements (Unaudited) (Continued)

In addition, each of the Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or Master Funds. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds and MML American Funds Core Allocation Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds and MML American Funds Core Allocation Fund will vary.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the Foreign Fund and the International Equity Fund invests substantially all of its assets in foreign securities. The other Funds ,except for the Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund, may also invest in foreign securities. In addition, certain Underlying Funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Code, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Notes to Financial Statements (Unaudited) (Continued)

The applicable Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Conservative Allocation Fund	0.10%	N/A
Balanced Allocation Fund	0.10%	N/A
Moderate Allocation Fund	0.10%	N/A
Growth Allocation Fund	0.10%	N/A
Aggressive Allocation Fund	0.10%	N/A
MML American Funds Growth Fund	0.15% on the first $500 million; and 0.125% on any excess over $500 million	N/A
MML American Funds International Fund	0.15% on the first $500 million; and 0.125% on any excess over $500 million	N/A
MML American Funds Core Allocation Fund	0.20% on the first $750 million; and 0.175% on any excess over $750 million	N/A
Blue Chip Growth Fund	0.75% on the first $400 million; and 0.70% on any excess over $400 million	T. Rowe Price Associates, Inc.
Equity Income Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	T. Rowe Price Associates, Inc.
Equity Index Fund	0.10% on the first $500 million; and 0.08% on any excess over $500 million	Northern Trust Investments, Inc.
Focused Equity Fund	0.70% on the first $250 million; and 0.60% on any excess over $250 million	Wellington Management Company LLP
Foreign Fund	0.86% on the first $500 million; and 0.82% on any excess over $500 million	Thompson, Siegel & Walmsley LLC
Fundamental Equity Fund	0.60% on the first $250 million; and 0.58% on any excess over $250 million	Invesco Advisers, Inc.
Fundamental Value Fund	0.60% on the first $500 million; and 0.575% on any excess over $500 million	Boston Partners Global Investors, Inc.
Global Fund	0.60% on the first $500 million; and 0.55% on any excess over $500 million	Massachusetts Financial Services Company
Income & Growth Fund	0.65% on the first $500 million; and 0.60% on any excess over $500 million	Barrow, Hanley, Mewhinney & Strauss, LLC
International Equity Fund	0.80% on the first $250 million; and 0.75% on any excess over $250 million	Harris Associates L.P.; and Massachusetts Financial Services Company
Large Cap Growth Fund	0.65% on the first $500 million; and 0.60% on any excess over $500 million	Loomis, Sayles & Company, L.P.
Managed Volatility Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	Gateway Investment Advisers, LLC
Mid Cap Growth Fund*	0.77% on the first $500 million; and 0.75% on any excess over $500 million	T. Rowe Price Associates, Inc.; and Wellington Management Company LLP
Mid Cap Value Fund	0.84% on the first $500 million; and 0.80% on any excess over $500 million	American Century Investment Management, Inc.
Small Cap Growth Equity Fund	1.04% on the first $200 million; and 1.00% on any excess over $200 million	Wellington Management Company LLP
Small Company Value Fund	0.80% on the first $150 million; and 0.70% on any excess over $150 million	American Century Investment Management, Inc.
Small/Mid Cap Value Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	AllianceBernstein L.P.
Sustainable Equity Fund**	0.50% on the first $500 million; and 0.475% on any excess over $500 million	American Century Investment Management, Inc.
Total Return Bond Fund	0.40% on the first $500 million; and 0.38% on any excess over $500 million	Metropolitan West Asset Management, LLC

*	Effective March 7, 2022, T. Rowe Price Investment Management, Inc. was added as a sub-subadviser to the portion of the Fund subadvised by T. Rowe Price Associates, Inc.

Notes to Financial Statements (Unaudited) (Continued)

**	Effective April 29, 2022, American Century Investment Management, Inc. replaced Massachusetts Financial Services Company as subadviser of the Fund.

Administration Fees

For the Funds noted below, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
MML American Funds Growth Fund	N/A	N/A	N/A	0.25%
MML American Funds International Fund	N/A	N/A	N/A	0.25%
MML American Funds Core Allocation Fund	N/A	N/A	N/A	0.25%
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Service Class I
MML American Funds Core Allocation Fund*	1.01%

*	Expense cap in effect through April 30, 2023.

MML Advisers has agreed to waive 0.10% of the advisory fee of the International Equity Fund through April 30, 2023.

MML Advisers has agreed to waive 0.15% of the advisory fee of the Small Company Value Fund through April 30, 2023.

Notes to Financial Statements (Unaudited) (Continued)

MML Advisers has agreed to voluntarily waive 0.03% of the advisory fee of the Equity Income Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Effective May 1, 2022, MML Advisers has agreed to waive 0.01% of the advisory fee of the Foreign Fund through April 30, 2023. Prior to May 1, 2022, MML Advisers voluntarily waived 0.02% of the advisory fee of the Foreign Fund.

MML Advisers has agreed to waive 0.02% of the advisory fee of the Fundamental Value Fund through April 30, 2023.

MML Advisers has agreed to waive 0.03% of the advisory fee of the Small Cap Growth Equity Fund through April 30, 2023.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the period ended June 30, 2022, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Focused Equity Fund	$ 220
Foreign Fund	2,207
Fundamental Equity Fund	821
Income & Growth Fund	119
Large Cap Growth Fund	2,016
Managed Volatility Fund	103
Mid Cap Growth Fund	446
Small Cap Growth Equity Fund	901
Small/Mid Cap Value Fund	78

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Unaudited) (Continued)

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) and in Underlying Funds or Master Funds, for the period ended June 30, 2022, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$—	$17,242,918	$—	$39,024,649
Balanced Allocation Fund	—	6,473,442	—	32,309,437
Moderate Allocation Fund	—	19,890,457	—	152,196,507
Growth Allocation Fund	—	27,269,275	—	88,376,632
Aggressive Allocation Fund	—	10,042,604	—	18,568,517
MML American Funds Growth Fund	—	39,453,666	—	10,229,881
MML American Funds International Fund	—	8,496,628	—	2,748,672
MML American Funds Core Allocation Fund	—	101,707,081	—	73,677,519
Blue Chip Growth Fund	—	45,564,608	—	49,166,349
Equity Income Fund	—	31,535,794	—	63,235,484
Equity Index Fund	—	5,518,381	—	27,680,074
Focused Equity Fund	—	61,561,389	—	67,364,926
Foreign Fund	—	10,480,943	—	24,465,415
Fundamental Equity Fund	—	45,143,886	—	57,629,879
Fundamental Value Fund	—	23,433,004	—	31,778,393
Global Fund	—	6,106,624	—	26,700,369
Income & Growth Fund	—	38,824,517	—	52,926,580
International Equity Fund	—	23,521,703	—	22,386,551
Large Cap Growth Fund	—	34,272,312	—	33,754,086
Managed Volatility Fund	—	6,237,697	—	6,165,863
Mid Cap Growth Fund	—	58,353,107	—	78,087,278
Mid Cap Value Fund	—	130,266,426	—	153,079,736
Small Cap Growth Equity Fund	—	63,497,003	—	67,891,097
Small Company Value Fund	—	20,193,864	—	24,157,830
Small/Mid Cap Value Fund	—	37,202,009	—	49,178,322
Sustainable Equity Fund	—	104,715,962	—	110,536,076
Total Return Bond Fund	842,904,372	44,561,483	901,388,049	36,176,074

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/Losses
Focused Equity Fund	$ —	$ 3,241,427	$ 974,628
Global Fund	—	194,335	90,942
International Equity Fund	—	47,496	(2,833)
Mid Cap Growth Fund	118,534	189,364	78,822
Mid Cap Value Fund	378,054	—	—
Small Cap Growth Equity Fund	—	25,107	7,099

Notes to Financial Statements (Unaudited) (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	579,843	$5,643,034	1,317,401	$14,142,765
Issued as reinvestment of dividends	—	—	350,160	3,732,707
Redeemed	(783,039)	(7,624,193)	(3,017,345)	(32,162,085)
Net increase (decrease)	(203,196)	$(1,981,159)	(1,349,784)	$(14,286,613)
Conservative Allocation Fund Service Class
Sold	1,263,879	$12,448,198	3,213,504	$33,738,624
Issued as reinvestment of dividends	—	—	1,172,402	12,357,121
Redeemed	(3,216,923)	(31,635,337)	(7,919,464)	(83,382,472)
Net increase (decrease)	(1,953,044)	$(19,187,139)	(3,533,558)	$(37,286,727)
Balanced Allocation Fund Initial Class
Sold	302,734	$3,043,315	877,652	$9,456,200
Issued as reinvestment of dividends	—	—	421,294	4,524,699
Redeemed	(804,637)	(7,945,945)	(2,135,654)	(22,902,494)
Net increase (decrease)	(501,903)	$(4,902,630)	(836,708)	$(8,921,595)
Balanced Allocation Fund Service Class
Sold	693,152	$6,797,479	1,625,967	$17,295,303
Issued as reinvestment of dividends	—	—	1,381,643	14,700,679
Redeemed	(2,757,469)	(27,019,777)	(5,807,202)	(61,857,134)
Net increase (decrease)	(2,064,317)	$(20,222,298)	(2,799,592)	$(29,861,152)
Moderate Allocation Fund Initial Class
Sold	363,249	$3,788,957	862,377	$9,880,653
Issued as reinvestment of dividends	—	—	1,267,120	14,369,142
Redeemed	(1,892,820)	(20,145,236)	(5,411,452)	(61,480,057)
Net increase (decrease)	(1,529,571)	$(16,356,279)	(3,281,955)	$(37,230,262)
Moderate Allocation Fund Service Class
Sold	719,787	$7,551,351	1,516,893	$17,134,928
Issued as reinvestment of dividends	—	—	6,501,705	72,819,090
Redeemed	(11,556,016)	(120,816,155)	(26,871,869)	(302,224,803)
Net increase (decrease)	(10,836,229)	$(113,264,804)	(18,853,271)	$(212,270,785)
Growth Allocation Fund Initial Class
Sold	391,181	$3,592,157	1,318,991	$13,173,938
Issued as reinvestment of dividends	—	—	2,628,953	26,000,345
Redeemed	(2,747,153)	(25,173,976)	(8,729,559)	(86,079,175)
Net increase (decrease)	(2,355,972)	$(21,581,819)	(4,781,615)	$(46,904,892)
Growth Allocation Fund Service Class
Sold	1,385,938	$12,585,810	1,363,263	$13,444,521
Issued as reinvestment of dividends	—	—	4,410,028	43,218,278
Redeemed	(5,503,619)	(50,546,394)	(14,314,207)	(140,005,620)
Net increase (decrease)	(4,117,681)	$(37,960,584)	(8,540,916)	$(83,342,821)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Aggressive Allocation Fund Initial Class
Sold	320,230	$3,475,962	522,864	$6,030,795
Issued as reinvestment of dividends	—	—	332,777	3,793,658
Redeemed	(739,703)	(7,930,961)	(899,303)	(10,384,734)
Net increase (decrease)	(419,473)	$(4,454,999)	(43,662)	$(560,281)
Aggressive Allocation Fund Service Class
Sold	171,059	$1,834,631	561,991	$6,286,103
Issued as reinvestment of dividends	—	—	444,372	4,972,518
Redeemed	(552,633)	(5,677,115)	(1,734,728)	(19,572,868)
Net increase (decrease)	(381,574)	$(3,842,484)	(728,365)	$(8,314,247)
MML American Funds Growth Fund Service Class I
Sold	746,233	$13,432,331	1,421,642	$30,291,273
Issued as reinvestment of dividends	—	—	705,801	15,195,901
Redeemed	(827,445)	(15,667,638)	(2,302,374)	(49,329,330)
Net increase (decrease)	(81,212)	$(2,235,307)	(174,931)	$(3,842,156)
MML American Funds International Fund Service Class I
Sold	289,825	$2,692,308	830,093	$8,945,240
Issued as reinvestment of dividends	—	—	88,810	977,803
Redeemed	(400,647)	(3,654,622)	(842,683)	(9,256,233)
Net increase (decrease)	(110,822)	$(962,314)	76,220	$666,810
MML American Funds Core Allocation Fund Service Class I
Sold	951,899	$11,615,543	1,930,223	$24,669,541
Issued as reinvestment of dividends	—	—	2,724,122	35,113,927
Redeemed	(5,725,373)	(69,866,070)	(11,603,125)	(148,825,664)
Net increase (decrease)	(4,773,474)	$(58,250,527)	(6,948,780)	$(89,042,196)
Blue Chip Growth Fund Initial Class
Sold	1,401,989	$24,873,843	3,597,688	$81,865,367
Issued as reinvestment of dividends	—	—	1,759,868	38,541,114
Redeemed	(1,401,846)	(23,837,244)	(2,825,029)	(61,178,869)
Net increase (decrease)	143	$1,036,599	2,532,527	$59,227,612
Blue Chip Growth Fund Service Class
Sold	364,704	$5,566,856	631,588	$12,914,196
Issued as reinvestment of dividends	—	—	1,016,899	20,907,454
Redeemed	(580,954)	(9,006,486)	(981,051)	(20,141,575)
Net increase (decrease)	(216,250)	$(3,439,630)	667,436	$13,680,075
Equity Income Fund Initial Class
Sold	212,682	$2,607,403	2,692,533	$32,621,441
Issued as reinvestment of dividends	—	—	1,222,838	14,539,543
Redeemed	(2,868,553)	(35,331,525)	(9,632,127)	(112,733,855)
Net increase (decrease)	(2,655,871)	$(32,724,122)	(5,716,756)	$(65,572,871)
Equity Income Fund Service Class
Sold	342,744	$4,133,365	389,998	$4,508,653
Issued as reinvestment of dividends	—	—	304,126	3,561,313
Redeemed	(611,352)	(7,398,129)	(1,580,650)	(18,283,528)
Net increase (decrease)	(268,608)	$(3,264,764)	(886,526)	$(10,213,562)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Equity Index Fund Class I
Sold	40,272	$1,250,167	152,663	$4,732,504
Issued as reinvestment of dividends	—	—	102,868	3,410,078
Redeemed	(137,599)	(4,401,242)	(502,825)	(16,221,358)
Net increase (decrease)	(97,327)	$(3,151,075)	(247,294)	$(8,078,776)
Equity Index Fund Class II
Sold	136,275	$4,359,184	374,280	$12,166,442
Issued as reinvestment of dividends	—	—	470,988	15,589,702
Redeemed	(305,784)	(9,698,302)	(590,486)	(19,029,879)
Net increase (decrease)	(169,509)	$(5,339,118)	254,782	$8,726,265
Equity Index Fund Class III
Sold	40,260	$1,213,185	37,959	$1,237,022
Issued as reinvestment of dividends	—	—	584,714	19,307,250
Redeemed	(347,476)	(11,483,069)	(1,007,733)	(32,306,205)
Net increase (decrease)	(307,216)	$(10,269,884)	(385,060)	$(11,761,933)
Equity Index Fund Service Class I
Sold	167,444	$5,072,089	266,450	$8,421,480
Issued as reinvestment of dividends	—	—	92,362	2,915,856
Redeemed	(287,068)	(8,759,445)	(392,561)	(12,324,026)
Net increase (decrease)	(119,624)	$(3,687,356)	(33,749)	$(986,690)
Focused Equity Fund Class II
Sold	1,575,704	$12,690,906	6,913,546	$55,330,646
Issued as reinvestment of dividends	—	—	2,459,455	19,232,937
Redeemed	(2,509,172)	(19,668,597)	(6,847,984)	(52,258,602)
Net increase (decrease)	(933,468)	$(6,977,691)	2,525,017	$22,304,981
Focused Equity Fund Service Class I
Sold	229,195	$1,703,661	294,885	$2,200,618
Issued as reinvestment of dividends	—	—	190,972	1,434,203
Redeemed	(276,821)	(2,057,625)	(417,907)	(3,132,026)
Net increase (decrease)	(47,626)	$(353,964)	67,950	$502,795
Foreign Fund Initial Class
Sold	147,861	$1,500,925	698,911	$7,592,093
Issued as reinvestment of dividends	—	—	584,116	6,407,754
Redeemed	(2,036,502)	(20,596,638)	(6,384,869)	(69,471,315)
Net increase (decrease)	(1,888,641)	$(19,095,713)	(5,101,842)	$(55,471,468)
Foreign Fund Service Class
Sold	21,009	$209,240	34,152	$369,219
Issued as reinvestment of dividends	—	—	17,609	192,117
Redeemed	(49,648)	(501,761)	(153,281)	(1,652,596)
Net increase (decrease)	(28,639)	$(292,521)	(101,520)	$(1,091,260)
Fundamental Equity Fund Class II
Sold	109,806	$1,223,043	4,573,320	$57,115,425
Issued as reinvestment of dividends	—	—	1,459,021	17,289,403
Redeemed	(1,250,544)	(13,927,882)	(3,512,142)	(41,645,625)
Net increase (decrease)	(1,140,738)	$(12,704,839)	2,520,199	$32,759,203
Fundamental Equity Fund Service Class I
Sold	163,975	$1,755,059	264,135	$3,035,868
Issued as reinvestment of dividends	—	—	177,196	2,011,177
Redeemed	(152,918)	(1,619,276)	(280,442)	(3,201,701)
Net increase (decrease)	11,057	$135,783	160,889	$1,845,344

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Fundamental Value Fund Class II
Sold	70,004	$1,010,602	130,603	$1,785,480
Issued as reinvestment of dividends	—	—	208,878	2,957,707
Redeemed	(766,888)	(11,132,753)	(4,068,912)	(55,733,688)
Net increase (decrease)	(696,884)	$(10,122,151)	(3,729,431)	$(50,990,501)
Fundamental Value Fund Service Class I
Sold	277,847	$3,927,849	343,977	$4,659,686
Issued as reinvestment of dividends	—	—	22,597	312,511
Redeemed	(160,673)	(2,254,970)	(250,312)	(3,341,630)
Net increase (decrease)	117,174	$1,672,879	116,262	$1,630,567
Global Fund Class I
Sold	293,432	$3,929,699	814,729	$12,513,054
Issued as reinvestment of dividends	—	—	2,324,803	33,942,130
Redeemed	(1,793,292)	(23,679,005)	(18,836,865)	(278,356,201)
Net increase (decrease)	(1,499,860)	$(19,749,306)	(15,697,333)	$(231,901,017)
Global Fund Class II
Sold	21,907	$295,225	36,326	$558,440
Issued as reinvestment of dividends	—	—	124,085	1,862,521
Redeemed	(71,142)	(958,931)	(139,227)	(2,127,058)
Net increase (decrease)	(49,235)	$(663,706)	21,184	$293,903
Global Fund Service Class I
Sold	50,843	$655,817	115,794	$1,716,730
Issued as reinvestment of dividends	—	—	132,206	1,901,117
Redeemed	(91,995)	(1,187,465)	(222,281)	(3,225,224)
Net increase (decrease)	(41,152)	$(531,648)	25,719	$392,623
Income & Growth Fund Initial Class
Sold	202,906	$2,457,375	285,316	$3,304,306
Issued as reinvestment of dividends	—	—	331,393	3,966,776
Redeemed	(1,238,658)	(15,158,785)	(6,897,198)	(79,098,817)
Net increase (decrease)	(1,035,752)	$(12,701,410)	(6,280,489)	$(71,827,735)
Income & Growth Fund Service Class
Sold	94,078	$1,109,525	175,639	$2,029,727
Issued as reinvestment of dividends	—	—	41,070	483,810
Redeemed	(198,250)	(2,370,325)	(374,578)	(4,228,253)
Net increase (decrease)	(104,172)	$(1,260,800)	(157,869)	$(1,714,716)
International Equity Fund Class II
Sold	846,252	$8,534,911	9,069,663	$101,495,259
Issued as reinvestment of dividends	—	—	95,386	1,043,524
Redeemed	(1,088,537)	(10,868,997)	(2,682,521)	(29,216,624)
Net increase (decrease)	(242,285)	$(2,334,086)	6,482,528	$73,322,159
International Equity Fund Service Class I
Sold	50,090	$505,132	171,454	$1,857,514
Issued as reinvestment of dividends	—	—	3,620	39,246
Redeemed	(60,544)	(580,725)	(114,321)	(1,236,976)
Net increase (decrease)	(10,454)	$(75,593)	60,753	$659,784
Large Cap Growth Fund Initial Class
Sold	737,482	$9,715,348	5,215,773	$82,059,146
Issued as reinvestment of dividends	—	—	1,018,671	15,351,370
Redeemed	(890,522)	(11,334,877)	(1,757,405)	(26,173,408)
Net increase (decrease)	(153,040)	$(1,619,529)	4,477,039	$71,237,108

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Large Cap Growth Fund Service Class
Sold	81,297	$992,152	219,583	$3,134,867
Issued as reinvestment of dividends	—	—	176,765	2,540,115
Redeemed	(113,169)	(1,355,704)	(246,696)	(3,512,946)
Net increase (decrease)	(31,872)	$(363,552)	149,652	$2,162,036
Managed Volatility Fund Initial Class
Sold	64,565	$920,648	456,777	$6,665,778
Issued as reinvestment of dividends	—	—	74,816	1,116,050
Redeemed	(926,374)	(13,125,600)	(1,469,731)	(21,315,336)
Net increase (decrease)	(861,809)	$(12,204,952)	(938,138)	$(13,533,508)
Managed Volatility Fund Service Class
Sold	69,218	$979,755	76,169	$1,111,406
Issued as reinvestment of dividends	—	—	12,773	189,127
Redeemed	(181,826)	(2,571,752)	(336,632)	(4,870,897)
Net increase (decrease)	(112,608)	$(1,591,997)	(247,690)	$(3,570,364)
Mid Cap Growth Fund Initial Class
Sold	503,002	$7,052,360	376,598	$6,871,013
Issued as reinvestment of dividends	—	—	4,417,734	73,246,023
Redeemed	(1,508,085)	(20,602,389)	(8,013,135)	(149,695,101)
Net increase (decrease)	(1,005,083)	$(13,550,029)	(3,218,803)	$(69,578,065)
Mid Cap Growth Fund Service Class
Sold	267,235	$3,308,039	261,708	$4,464,715
Issued as reinvestment of dividends	—	—	1,643,671	25,312,531
Redeemed	(483,578)	(6,084,599)	(1,095,218)	(18,705,380)
Net increase (decrease)	(216,343)	$(2,776,560)	810,161	$11,071,866
Mid Cap Value Fund Initial Class
Sold	145,231	$1,815,734	516,336	$6,216,110
Issued as reinvestment of dividends	—	—	951,546	11,485,165
Redeemed	(2,369,910)	(29,678,524)	(10,898,765)	(131,002,972)
Net increase (decrease)	(2,224,679)	$(27,862,790)	(9,430,883)	$(113,301,697)
Mid Cap Value Fund Service Class
Sold	291,286	$3,561,743	207,527	$2,459,200
Issued as reinvestment of dividends	—	—	167,209	1,976,411
Redeemed	(438,616)	(5,362,005)	(790,210)	(9,257,145)
Net increase (decrease)	(147,330)	$(1,800,262)	(415,474)	$(4,821,534)
Small Cap Growth Equity Fund Initial Class
Sold	555,156	$6,802,702	752,478	$12,451,857
Issued as reinvestment of dividends	—	—	1,745,045	26,449,940
Redeemed	(749,714)	(9,829,974)	(2,310,590)	(39,579,287)
Net increase (decrease)	(194,558)	$(3,027,272)	186,933	$(677,490)
Small Cap Growth Equity Fund Service Class
Sold	101,405	$1,179,118	274,287	$4,200,610
Issued as reinvestment of dividends	—	—	404,553	5,524,203
Redeemed	(195,840)	(2,262,979)	(314,080)	(4,881,908)
Net increase (decrease)	(94,435)	$(1,083,861)	364,760	$4,842,905

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Small Company Value Fund Class II
Sold	26,072	$433,032	49,542	$857,690
Issued as reinvestment of dividends	—	—	252,697	4,232,677
Redeemed	(247,386)	(4,097,367)	(851,408)	(14,552,025)
Net increase (decrease)	(221,314)	$(3,664,335)	(549,169)	$(9,461,658)
Small Company Value Fund Service Class I
Sold	64,290	$1,016,555	220,846	$3,680,415
Issued as reinvestment of dividends	—	—	120,049	1,927,989
Redeemed	(110,020)	(1,731,955)	(342,502)	(5,649,993)
Net increase (decrease)	(45,730)	$(715,400)	(1,607)	$(41,589)
Small/Mid Cap Value Fund Initial Class
Sold	143,192	$1,856,400	251,132	$3,419,445
Issued as reinvestment of dividends	—	—	113,828	1,587,906
Redeemed	(813,705)	(11,068,626)	(5,230,139)	(70,112,629)
Net increase (decrease)	(670,513)	$(9,212,226)	(4,865,179)	$(65,105,278)
Small/Mid Cap Value Fund Service Class
Sold	68,925	$921,442	487,440	$6,596,608
Issued as reinvestment of dividends	—	—	17,413	239,776
Redeemed	(136,347)	(1,803,668)	(507,167)	(6,713,263)
Net increase (decrease)	(67,422)	$(882,226)	(2,314)	$123,121
Sustainable Equity Fund Initial Class
Sold	46,528	$1,037,553	66,627	$1,538,558
Issued as reinvestment of dividends	—	—	291,690	6,904,294
Redeemed	(278,903)	(6,233,639)	(899,707)	(20,806,702)
Net increase (decrease)	(232,375)	$(5,196,086)	(541,390)	$(12,363,850)
Sustainable Equity Fund Service Class
Sold	59,064	$1,305,686	245,830	$5,684,791
Issued as reinvestment of dividends	—	—	151,762	3,555,773
Redeemed	(113,791)	(2,494,975)	(334,157)	(7,616,142)
Net increase (decrease)	(54,727)	$(1,189,289)	63,435	$1,624,422
Total Return Bond Fund Class II
Sold	353,587	$3,445,893	12,039,126	$133,221,787
Issued as reinvestment of dividends	—	—	2,030,600	21,382,221
Redeemed	(4,773,246)	(46,584,708)	(5,702,540)	(62,177,121)
Net increase (decrease)	(4,419,659)	$(43,138,815)	8,367,186	$92,426,887
Total Return Bond Fund Service Class I
Sold	183,727	$1,762,517	900,135	$9,677,022
Issued as reinvestment of dividends	—	—	288,842	3,001,071
Redeemed	(611,717)	(5,894,378)	(905,850)	(9,732,991)
Net increase (decrease)	(427,990)	$(4,131,861)	283,127	$2,945,102

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Information

At June 30, 2022, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$354,722,635	$9,226,481	$(41,088,453)	$(31,861,972)
Balanced Allocation Fund	403,213,896	11,078,544	(38,860,881)	(27,782,337)
Moderate Allocation Fund	1,452,345,494	44,705,012	(148,741,471)	(104,036,459)
Growth Allocation Fund	1,010,902,293	36,444,605	(100,526,684)	(64,082,079)
Aggressive Allocation Fund	142,135,411	3,869,366	(16,376,637)	(12,507,271)
MML American Funds Growth Fund	221,399,001	—	(17,869,886)	(17,869,886)
MML American Funds International Fund	56,687,013	—	(11,465,720)	(11,465,720)
MML American Funds Core Allocation Fund	806,483,397	812,500	(67,000,232)	(66,187,732)
Blue Chip Growth Fund	354,291,120	128,575,362	(77,222,604)	51,352,758
Equity Income Fund	323,159,509	81,212,966	(15,386,958)	65,826,008
Equity Index Fund	355,225,315	266,636,672	(20,415,141)	246,221,531
Focused Equity Fund	291,021,251	40,231,669	(16,340,540)	23,891,129
Foreign Fund	201,808,738	12,400,070	(31,810,181)	(19,410,111)
Fundamental Equity Fund	183,999,227	15,253,225	(17,927,152)	(2,673,927)
Fundamental Value Fund	144,416,933	30,342,552	(8,331,577)	22,010,975
Global Fund	120,689,622	18,361,731	(7,396,976)	10,964,755
Income & Growth Fund	191,953,132	37,009,680	(9,153,027)	27,856,653
International Equity Fund	244,908,964	4,634,405	(45,161,722)	(40,527,317)
Large Cap Growth Fund	162,141,591	20,692,245	(26,031,903)	(5,339,658)
Managed Volatility Fund	77,844,834	40,441,734	(3,133,520)	37,308,214
Mid Cap Growth Fund	305,459,043	58,991,757	(46,264,779)	12,726,978
Mid Cap Value Fund	308,099,177	14,480,781	(23,273,381)	(8,792,600)
Small Cap Growth Equity Fund	153,734,392	12,088,031	(22,417,248)	(10,329,217)
Small Company Value Fund	94,416,448	1,294,131	(16,523,999)	(15,229,868)
Small/Mid Cap Value Fund	141,381,585	11,956,661	(17,272,447)	(5,315,786)
Sustainable Equity Fund	120,842,738	23,421,980	(11,501,475)	11,920,505
Total Return Bond Fund	410,663,479	1,277,546	(21,658,849)	(20,381,303)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.

At December 31, 2021, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Managed Volatility Fund	$1,016,129	$—
Total Return Bond Fund	—	1,659,466

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Unaudited) (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$4,127,931	$11,961,897
Balanced Allocation Fund	5,188,953	14,036,425
Moderate Allocation Fund	21,088,797	66,099,435
Growth Allocation Fund	17,313,032	51,905,591
Aggressive Allocation Fund	1,924,724	6,841,452
MML American Funds Growth Fund	—	15,195,901
MML American Funds International Fund	78,005	899,798
MML American Funds Core Allocation Fund	12,434,688	22,679,239
Blue Chip Growth Fund	—	59,448,568
Equity Income Fund	10,129,058	7,971,798
Equity Index Fund	10,561,732	30,661,155
Focused Equity Fund	5,363,033	15,304,107
Foreign Fund	6,599,871	—
Fundamental Equity Fund	4,811,850	14,488,730
Fundamental Value Fund	3,270,218	—
Global Fund	3,475,898	34,229,870
Income & Growth Fund	4,450,586	—
International Equity Fund	1,082,771	—
Large Cap Growth Fund	1,300,212	16,591,273
Managed Volatility Fund	1,305,177	—
Mid Cap Growth Fund	12,553,859	86,004,695
Mid Cap Value Fund	5,099,259	8,362,317
Small Cap Growth Equity Fund	14,675,515	17,298,628
Small Company Value Fund	465,390	5,695,276
Small/Mid Cap Value Fund	1,827,682	—
Sustainable Equity Fund	1,289,287	9,170,780
Total Return Bond Fund	20,704,098	3,679,194

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2021:

Amount
Conservative Allocation Fund	$81,872
Balanced Allocation Fund	130,019
Moderate Allocation Fund	646,884
Growth Allocation Fund	547,035
Aggressive Allocation Fund	85,735
MML American Funds International Fund	57,729
MML American Funds Core Allocation Fund	101,179
Foreign Fund	517,260
Global Fund	306,299
International Equity Fund	609,603

Notes to Financial Statements (Unaudited) (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2021, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Conservative Allocation Fund	$12,472,960	$27,523,402	$(41,968)	$15,491,918	$55,446,312
Balanced Allocation Fund	13,376,765	27,755,636	(50,903)	31,498,838	72,580,336
Moderate Allocation Fund	43,264,614	127,629,933	(189,584)	123,903,311	294,608,274
Growth Allocation Fund	25,329,836	110,665,912	(149,553)	119,677,861	255,524,056
Aggressive Allocation Fund	2,644,335	19,536,104	(12,283)	12,919,806	35,087,962
MML American Funds Growth Fund	975,307	50,084,011	(14,037)	104,215,675	155,260,956
MML American Funds International Fund	1,148,515	1,076,742	(5,505)	8,432,502	10,652,254
MML American Funds Core Allocation Fund	16,557,018	51,312,277	(77,887)	150,542,310	218,333,718
Blue Chip Growth Fund	493,752	82,886,139	(42,540)	269,060,637	352,397,988
Equity Income Fund	12,308,253	50,222,454	(58,214)	123,050,588	185,523,081
Equity Index Fund	8,993,570	38,687,466	(77,847)	416,246,540	463,849,729
Focused Equity Fund	2,944,180	24,842,339	(12,891)	80,650,609	108,424,237
Foreign Fund	7,316,991	13,669,206	(41,167)	27,280,501	48,225,531
Fundamental Equity Fund	7,017,900	25,350,020	(15,770)	50,454,799	82,806,949
Fundamental Value Fund	5,802,722	27,391,891	(20,572)	48,697,266	81,871,307
Global Fund	2,471,592	94,902,571	(22,743)	54,791,960	152,143,380
Income & Growth Fund	4,808,918	24,019,703	(27,160)	64,331,124	93,132,585
International Equity Fund	3,912,267	10,003,274	(13,076)	6,921,238	20,823,703
Large Cap Growth Fund	422,374	16,660,382	(17,250)	68,077,480	85,142,986
Managed Volatility Fund	519,957	(1,016,129)	(30,564)	65,724,132	65,197,396
Mid Cap Growth Fund	13,545,528	89,060,912	(47,904)	140,566,154	243,124,690
Mid Cap Value Fund	30,273,829	50,726,510	(52,884)	52,698,227	133,645,682
Small Cap Growth Equity Fund	12,735,218	32,979,193	(31,657)	31,396,698	77,079,452
Small Company Value Fund	3,979,912	39,995,634	(10,698)	2,573,435	46,538,283
Small/Mid Cap Value Fund	22,683,798	19,449,510	(25,689)	42,405,069	84,512,688
Sustainable Equity Fund	1,492,550	20,494,918	(19,758)	86,285,250	108,252,960
Total Return Bond Fund	5,120,633	(1,659,466)	(35,793)	3,307,278	6,732,652

The Funds did not have any unrecognized tax benefits at June 30, 2022, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2022, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Unaudited) (Continued)

7. Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the period ended June 30, 2022, was as follows:

	Beginning Value as of 12/31/21	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/22	Number of Shares Held as of 6/30/22
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$18,878,130	$2,388,846	$(1,162,181)	$(7,072,365)	$79,728	$13,112,158	936,583
MML Dynamic Bond Fund, Class II	46,152,132	1,306,387	(3,904,512)	(4,607,946)	(274,173)	38,671,888	4,311,247
MML Equity Income Fund, Initial Class	13,865,662	340,666	(1,018,178)	(1,318,057)	194,801	12,064,894	1,064,863
MML Equity Index Fund, Class III	323,786	—	(306,837)	(73,671)	56,722	—	—
MML Focused Equity Fund, Class II	23,344,555	1,920,015	(1,529,575)	(2,926,716)	328,818	21,137,097	2,856,364
MML Foreign Fund, Initial Class	7,767,047	284,709	(850,933)	(1,415,374)	26,119	5,811,568	647,889
MML Fundamental Equity Fund, Class II	14,509,139	364,756	(1,090,179)	(3,278,130)	198,623	10,704,209	1,091,153
MML Fundamental Value Fund, Class II	11,875,092	291,249	(870,482)	(1,324,404)	82,262	10,053,717	759,344
MML Global Fund, Class I	7,284,169	727,584	(1,833,581)	(1,531,630)	128,451	4,774,993	407,423
MML High Yield Fund, Class II	3,198,901	98,570	(294,606)	(429,530)	(892)	2,572,443	298,774
MML Income & Growth Fund, Initial Class	11,443,113	291,249	(870,482)	(1,093,130)	222,502	9,993,252	875,066
MML Inflation-Protected and Income Fund, Initial Class	15,378,186	394,282	(3,178,423)	(1,465,242)	154,037	11,282,840	1,124,909
MML International Equity Fund, Class II	14,566,592	1,519,199	(850,933)	(2,989,691)	83,525	12,328,692	1,380,593
MML Large Cap Growth Fund, Initial Class	10,689,895	243,068	(726,479)	(3,086,871)	91,544	7,211,157	672,683
MML Managed Bond Fund, Initial Class	84,781,807	2,350,575	(7,025,370)	(9,994,664)	35,112	70,147,460	6,122,289
MML Mid Cap Growth Fund, Initial Class	9,792,436	780,286	(736,633)	(2,851,076)	98,810	7,083,823	594,779
MML Mid Cap Value Fund, Initial Class	7,344,208	187,165	(559,397)	(756,988)	196,833	6,411,821	554,176
MML Short-Duration Bond Fund, Class II	20,222,310	591,422	(1,767,636)	(1,480,243)	(89,007)	17,476,846	1,954,904
MML Small Cap Growth Equity Fund, Initial Class	1,016,603	56,829	(169,849)	(259,721)	9,940	653,802	58,044
MML Small Company Value Fund, Class II	4,263,155	107,481	(321,237)	(690,343)	4,299	3,363,355	225,124
MML Small/Mid Cap Value Fund, Initial Class	2,213,947	58,991	(176,313)	(476,433)	52,920	1,673,112	141,669
MML Strategic Emerging Markets Fund, Class II	3,715,182	1,109,464	(327,162)	(943,831)	(134,553)	3,419,100	444,039
MML Total Return Bond Fund, Class II	55,603,249	1,567,269	(6,684,235)	(5,732,428)	(407,832)	44,346,023	4,783,821
	$388,229,296	$16,980,062	$(36,255,213)	$(55,798,484)	$1,138,589	$314,294,250
Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$26,815,070	$180,819	$(1,281,550)	$(9,368,787)	$80,477	$16,426,029	1,173,288
MML Dynamic Bond Fund, Class II	47,473,621	438,738	(3,109,561)	(4,858,231)	(171,625)	39,772,942	4,433,996
MML Equity Income Fund, Initial Class	18,695,294	158,269	(1,121,738)	(1,645,209)	123,450	16,210,066	1,430,721
MML Equity Index Fund, Class III	588,392	—	(557,592)	(125,638)	94,838	—	—
MML Focused Equity Fund, Class II	30,754,605	1,352,050	(1,680,570)	(3,720,295)	345,389	27,051,179	3,655,565
MML Foreign Fund, Initial Class	10,706,884	132,393	(938,332)	(1,942,854)	14,633	7,972,724	888,821
MML Fundamental Equity Fund, Class II	19,761,204	169,759	(1,203,169)	(4,411,544)	201,799	14,518,049	1,479,923
MML Fundamental Value Fund, Class II	15,252,771	135,864	(962,943)	(1,546,378)	(52,209)	12,827,105	968,815
MML Global Fund, Class I	14,083,881	465,663	(2,021,909)	(3,089,552)	258,527	9,696,610	827,356
MML High Yield Fund, Class II	3,437,409	33,104	(234,627)	(459,112)	(5,296)	2,771,478	321,891
MML Income & Growth Fund, Initial Class	15,201,327	135,865	(962,943)	(1,343,813)	178,937	13,209,373	1,156,688
MML Inflation-Protected and Income Fund, Initial Class	15,731,738	132,416	(938,499)	(1,537,664)	35,896	13,423,887	1,338,374
MML International Equity Fund, Class II	22,956,392	613,984	(938,333)	(4,521,443)	84,868	18,195,468	2,037,566
MML Large Cap Growth Fund, Initial Class	15,224,548	112,886	(800,077)	(4,404,919)	119,896	10,252,334	956,374
MML Managed Bond Fund, Initial Class	85,697,030	789,420	(5,595,017)	(9,898,287)	(179,338)	70,813,808	6,180,446
MML Mid Cap Growth Fund, Initial Class	12,915,451	567,042	(812,293)	(3,508,619)	(95,521)	9,066,060	761,214
MML Mid Cap Value Fund, Initial Class	10,856,755	87,036	(616,854)	(916,064)	80,043	9,490,916	820,304
MML Short-Duration Bond Fund, Class II	21,086,825	198,624	(1,407,749)	(1,552,362)	(86,726)	18,238,612	2,040,113
MML Small Cap Growth Equity Fund, Initial Class	1,618,629	26,713	(189,331)	(405,119)	402	1,051,294	93,332
MML Small Company Value Fund, Class II	5,263,639	49,692	(352,197)	(870,983)	24,374	4,114,525	275,403
MML Small/Mid Cap Value Fund, Initial Class	3,072,382	27,575	(195,438)	(641,133)	51,916	2,315,302	196,046
MML Strategic Emerging Markets Fund, Class II	4,495,858	50,901	(360,766)	(1,046,535)	(124,624)	3,014,834	391,537
MML Total Return Bond Fund, Class II	56,561,333	526,353	(3,730,533)	(6,121,097)	(242,610)	46,993,446	5,069,412
	$458,251,038	$6,385,166	$(30,012,021)	$(67,935,638)	$737,496	$367,426,041

Notes to Financial Statements (Unaudited) (Continued)

	Beginning Value as of 12/31/21	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/22	Number of Shares Held as of 6/30/22
Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$119,078,373	$8,020,700	$(7,072,347)	$(42,863,344)	$237,458	$77,400,840	5,528,631
MML Dynamic Bond Fund, Class II	136,034,260	31,194	(10,658,016)	(13,695,983)	(467,761)	111,243,694	12,401,750
MML Equity Income Fund, Initial Class	85,186,498	18,087	(6,179,884)	(7,091,156)	363,784	72,297,329	6,381,053
MML Equity Index Fund, Class III	2,570,749	—	(2,436,178)	(549,851)	415,280	—	—
MML Focused Equity Fund, Class II	150,519,148	2,463,301	(9,267,020)	(18,038,703)	2,006,515	127,683,241	17,254,492
MML Foreign Fund, Initial Class	48,011,592	15,144	(5,174,166)	(8,737,406)	339,809	34,454,973	3,841,134
MML Fundamental Equity Fund, Class II	91,989,309	19,418	(6,634,535)	(19,719,853)	441,568	66,095,907	6,737,605
MML Fundamental Value Fund, Class II	73,990,776	15,525	(5,304,260)	(7,654,287)	62,086	61,109,840	4,615,547
MML Global Fund, Class I	68,406,406	330,771	(11,149,238)	(14,326,094)	1,133,826	44,395,671	3,788,027
MML High Yield Fund, Class II	12,424,398	3,106	(1,061,555)	(1,624,839)	(14,939)	9,726,171	1,129,637
MML Income & Growth Fund, Initial Class	70,525,048	15,525	(5,304,261)	(6,289,653)	1,022,370	59,969,029	5,251,228
MML Inflation-Protected and Income Fund, Initial Class	42,813,623	9,320	(7,184,666)	(4,114,227)	411,656	31,935,706	3,184,019
MML International Equity Fund, Class II	106,431,468	5,264,494	(5,174,167)	(21,195,865)	483,887	85,809,817	9,609,162
MML Large Cap Growth Fund, Initial Class	66,912,533	12,929	(4,417,411)	(19,418,852)	898,575	43,987,774	4,103,337
MML Managed Bond Fund, Initial Class	245,507,034	56,112	(19,171,690)	(27,901,742)	(515,815)	197,973,899	17,278,650
MML Mid Cap Growth Fund, Initial Class	59,752,007	531,542	(4,484,766)	(15,294,895)	(884,236)	39,619,652	3,326,587
MML Mid Cap Value Fund, Initial Class	48,295,182	9,971	(3,407,075)	(3,967,922)	351,919	41,282,075	3,568,027
MML Short-Duration Bond Fund, Class II	60,746,848	13,981	(4,776,999)	(4,390,208)	(258,497)	51,335,125	5,742,184
MML Small Cap Growth Equity Fund, Initial Class	10,801,917	3,072	(1,049,626)	(2,576,051)	(105,167)	7,074,145	628,033
MML Small Company Value Fund, Class II	26,754,460	5,667	(1,936,476)	(4,402,337)	159,690	20,581,004	1,377,577
MML Small/Mid Cap Value Fund, Initial Class	15,358,966	3,137	(1,072,078)	(3,092,330)	190,360	11,388,055	964,272
MML Strategic Emerging Markets Fund, Class II	22,136,448	3,005,822	(1,989,341)	(5,694,036)	(314,573)	17,144,320	2,226,535
MML Total Return Bond Fund, Class II	163,083,343	37,439	(24,791,742)	(16,201,153)	(1,212,089)	120,915,798	13,043,775
	$1,727,330,386	$19,886,257	$(149,697,497)	$(268,840,787)	$4,745,706	$1,333,424,065
Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$101,175,724	$7,442,591	$(4,400,854)	$(36,399,736)	$7,784	$67,825,509	4,844,679
MML Dynamic Bond Fund, Class II	61,776,329	366,936	(3,648,584)	(6,326,637)	(179,424)	51,988,620	5,795,833
MML Equity Income Fund, Initial Class	71,688,995	387,400	(3,852,058)	(5,760,679)	(31,907)	62,431,751	5,510,305
MML Equity Index Fund, Class III	2,421,041	—	(2,294,307)	(519,159)	392,425	—	—
MML Focused Equity Fund, Class II	113,058,200	5,375,404	(5,778,087)	(13,550,195)	1,223,843	100,329,165	13,557,995
MML Foreign Fund, Initial Class	39,542,796	324,527	(3,226,894)	(7,315,037)	248,187	29,573,579	3,296,943
MML Fundamental Equity Fund, Class II	80,360,265	415,171	(4,128,204)	(17,852,042)	757,525	59,552,715	6,070,613
MML Fundamental Value Fund, Class II	61,906,707	331,856	(3,299,766)	(6,610,089)	128,845	52,457,553	3,962,051
MML Global Fund, Class I	53,002,880	1,302,372	(6,944,265)	(11,182,870)	645,619	36,823,736	3,141,957
MML High Yield Fund, Class II	4,657,791	27,672	(275,157)	(627,446)	(912)	3,781,948	439,251
MML Income & Growth Fund, Initial Class	60,362,634	331,856	(3,299,766)	(4,563,523)	(48,917)	52,782,284	4,621,916
MML Inflation-Protected and Income Fund, Initial Class	20,725,646	110,690	(4,600,629)	(1,942,146)	219,831	14,513,392	1,446,998
MML International Equity Fund, Class II	90,146,881	762,961	(3,226,894)	(17,083,810)	(138,658)	70,460,480	7,890,311
MML Large Cap Growth Fund, Initial Class	56,371,209	7,276,663	(2,750,971)	(17,607,681)	465,688	43,754,908	4,081,615
MML Managed Bond Fund, Initial Class	112,318,571	659,710	(14,559,748)	(12,784,780)	139,141	85,772,894	7,486,036
MML Mid Cap Growth Fund, Initial Class	50,540,072	880,731	(2,792,917)	(13,394,601)	(488,016)	34,745,269	2,917,319
MML Mid Cap Value Fund, Initial Class	40,109,326	213,035	(2,118,283)	(3,289,618)	217,476	35,131,936	3,036,468
MML Short-Duration Bond Fund, Class II	28,358,715	166,034	(1,650,944)	(2,105,258)	(88,562)	24,679,985	2,760,625
MML Small Cap Growth Equity Fund, Initial Class	11,808,558	65,739	(653,661)	(2,919,893)	(91,027)	8,209,716	728,847
MML Small Company Value Fund, Class II	26,739,054	121,633	(1,209,449)	(4,461,758)	136,403	21,325,883	1,427,435
MML Small/Mid Cap Value Fund, Initial Class	12,052,462	67,497	(671,139)	(2,334,979)	27,904	9,141,745	774,068
MML Strategic Emerging Markets Fund, Class II	18,206,002	125,011	(1,243,029)	(4,529,495)	(192,684)	12,365,805	1,605,949
MML Total Return Bond Fund, Class II	75,444,836	439,992	(9,374,999)	(7,758,424)	(401,410)	58,349,995	6,294,498
	$1,192,774,694	$27,195,481	$(86,000,605)	$(200,919,856)	$2,949,154	$935,998,868

Notes to Financial Statements (Unaudited) (Continued)

	Beginning Value as of 12/31/21	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/22	Number of Shares Held as of 6/30/22
Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$17,179,439	$1,758,589	$(924,534)	$(6,287,435)	$24,905	$11,750,964	839,355
MML Dynamic Bond Fund, Class II	3,208,185	79,137	(282,940)	(321,211)	(16,113)	2,667,058	297,331
MML Equity Income Fund, Initial Class	11,529,611	226,547	(809,976)	(977,182)	42,235	10,011,235	883,604
MML Equity Index Fund, Class III	348,718	—	(330,464)	(72,123)	53,869	—	—
MML Focused Equity Fund, Class II	20,203,154	1,445,804	(1,213,129)	(2,509,929)	273,028	18,198,928	2,459,315
MML Foreign Fund, Initial Class	6,387,202	189,334	(676,931)	(1,188,888)	38,372	4,749,089	529,441
MML Fundamental Equity Fund, Class II	12,811,706	242,568	(867,255)	(2,819,627)	88,862	9,456,254	963,940
MML Fundamental Value Fund, Class II	10,392,476	194,096	(693,951)	(1,110,665)	17,876	8,799,832	664,640
MML Global Fund, Class I	3,841,463	1,007,891	(1,458,643)	(789,231)	(4,738)	2,596,742	221,565
MML High Yield Fund, Class II	644,392	5,959	(21,306)	(88,668)	(151)	540,226	62,744
MML Income & Growth Fund, Initial Class	10,036,146	194,096	(693,951)	(792,172)	20,443	8,764,562	767,475
MML Inflation-Protected and Income Fund, Initial Class	924,296	23,836	(585,223)	(12,302)	(38,535)	312,072	31,114
MML International Equity Fund, Class II	14,964,880	347,913	(676,931)	(2,735,578)	(145,091)	11,755,193	1,316,371
MML Large Cap Growth Fund, Initial Class	9,864,502	1,661,643	(577,925)	(3,139,827)	74,083	7,882,476	735,306
MML Managed Bond Fund, Initial Class	7,994,965	142,027	(2,507,788)	(761,258)	(56,179)	4,811,767	419,959
MML Mid Cap Growth Fund, Initial Class	8,384,819	2,030,880	(586,003)	(2,496,389)	(103,364)	7,229,943	607,048
MML Mid Cap Value Fund, Initial Class	6,773,808	124,468	(445,010)	(571,633)	50,507	5,932,140	512,717
MML Short-Duration Bond Fund, Class II	2,517,949	35,755	(127,835)	(187,690)	(9,201)	2,228,978	249,326
MML Small Cap Growth Equity Fund, Initial Class	2,303,388	37,998	(135,853)	(584,807)	(5,773)	1,614,953	143,373
MML Small Company Value Fund, Class II	4,246,531	71,271	(254,816)	(703,545)	16,104	3,375,545	225,940
MML Small/Mid Cap Value Fund, Initial Class	1,913,833	39,436	(140,993)	(363,137)	(3,813)	1,445,326	122,382
MML Strategic Emerging Markets Fund, Class II	3,136,291	72,796	(260,265)	(772,781)	(48,681)	2,127,360	276,281
MML Total Return Bond Fund, Class II	3,999,052	94,671	(1,338,478)	(203,881)	(186,397)	2,364,967	255,120
	$163,606,806	$10,026,715	$(15,610,200)	$(29,489,959)	$82,248	$128,615,610

8. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. New Accounting Pronouncements

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

10. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in

Notes to Financial Statements (Unaudited) (Continued)

future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

11. Russian-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States and/or other countries. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. Such sanctions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Liquidity Risk Management Program

In 2016, the SEC adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of fund shareholders. Pursuant to the Liquidity Rule, the Funds have established and maintain a Liquidity Risk Management Program (the “Program”) that incorporates the requirements of the Liquidity Rule. The Program is administered by MML Advisers, which has established a Liquidity Risk Management Program Committee (the “Committee”) to oversee the required management, assessments, reviews, and reports for the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification of the Fund’s investments into groupings that reflect MML Advisers’ assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 22, 2022, the Trustees received a report prepared by the Committee regarding the operation and effectiveness of the Program for the period January 1, 2021 through December 31, 2021. In the report, the Committee concluded that the Program proved to be adequately designed to address the Funds’ liquidity risks and operated effectively.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in March 2022, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), approved a new subadvisory agreement (“New Subadvisory Agreement”) with American Century Investment Management, Inc. (“American Century”) for the Sustainable Equity Fund. In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) American Century and its personnel with responsibility for providing services to the Sustainable Equity Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of the services that American Century is expected to provide under the New Subadvisory Agreement; (iv) the historical investment performance

Other Information (Unaudited) (Continued)

track record of American Century; and (v) the fees payable to American Century by MML Advisers for the Sustainable Equity Fund, the effect of such fees on the profitability to MML Advisers, and any information provided by American Century regarding the fees paid to it by other funds with similar investment objectives as the Sustainable Equity Fund.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded, with respect to the New Subadvisory Agreement, that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected level of profitability due to the New Subadvisory Agreement is not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment process and strategy of American Century appear well suited to the Sustainable Equity Fund given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Sustainable Equity Fund, and are in the best interests of the Sustainable Equity Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on April 29, 2022.

At their meetings in May and June 2022, the Contract Committee (the “Committee”) and the Trustees, including the Independent Trustees, re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML American Funds Core Allocation Fund, Blue Chip Growth Fund, Equity Income Fund, Equity Index Fund, Focused Equity Fund, Foreign Fund, Fundamental Equity Fund, Fundamental Value Fund, Global Fund, Income & Growth Fund, International Equity Fund, Large Cap Growth Fund, Managed Volatility Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Equity Fund, Small Company Value Fund, Small/Mid Cap Value Fund, Sustainable Equity Fund, and Total Return Bond Fund, as applicable. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds, as applicable, and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

Other Information (Unaudited) (Continued)

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2021. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for the majority of the Funds were within the top three comparative quintiles of their peer groups. Those Funds include the Equity Index Fund, Small/Mid Cap Value Fund, Focused Equity Fund, Mid Cap Value Fund, Growth Allocation Fund, MML American Funds Growth Fund, Total Return Bond Fund, Managed Volatility Fund, Income & Growth Fund, Sustainable Equity Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Company Value Fund, and Global Fund. Of those Funds, all had net advisory fees at or below the medians of their peer groups, or in the top three comparative quintiles of their peer groups, except the Mid Cap Value Fund, Income & Growth Fund, and Large Cap Growth Fund. The Committee considered MML Advisers’ statement that the advisory arrangements for those Funds require the Adviser to bear shareholder servicing expenses having the effect of increasing the Fund’s net advisory fees above the rates that would otherwise prevail, and that the shareholder services in question are the same as the services required under any separate shareholder servicing agreement relating to other Funds in the Trust and the MML Series Investment Fund II. The Committee considered MML Advisers’ statement that, if the net advisory fees for those Funds were reduced by the portion of the fees attributable to administrative services (which include shareholder services), the net advisory fee would, in the case of each of the Funds, be less than the applicable peer group median.

In the case of a number of Funds, the Committee noted that the Fund’s net advisory fees were at or below the medians of their peer group or within the top three quintiles of their peer group, although their total net expense ratios were higher than the sixtieth percentiles of their peer groups. For the Fundamental Value Fund, Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds International Fund, Fundamental Equity Fund, and International Equity Fund, the Committee considered that the levels of the Funds’ net advisory fees and other factors cited by MML Advisers, as applicable, including recent and/or long-term investment performance, MML Advisers’ high level conviction in the Fund’s subadviser, and the fee waivers and expense caps currently in place for certain Funds, favored continuation of the Funds’ advisory agreements.

The Committee noted that a number of Funds had both total net expense ratios and net advisory fees above the sixtieth percentiles of their peer group. Those Funds included the Equity Income Fund, Blue Chip Growth Fund, Small Cap Growth Equity Fund, and Foreign Fund. The Committee considered MML Advisers’ statement that, if the net advisory fees for those Funds were reduced by the portion of the fees attributable to administrative services (which include shareholder services), the net advisory fee paid by each Fund other than Small Cap Growth Equity Fund would be less than the applicable peer group median or, in the case of the Foreign Fund, within two basis points of the peer group median. In the case of the Small Cap Growth Equity Fund, the Committee considered MML Advisers’ statement that, although the Fund’s net advisory fee is still significantly above the peer group median, it considered the fee acceptable both in light of the fact that it considers the Fund’s subadviser to be among the premier managers in the small-cap space and worth compensating at a premium to the market in light of the Fund’s long-term performance record. In each case, the Committee determined that the Fund’s net advisory fee did not appear unreasonable in light of the information presented.

The Committee determined on the basis of these factors that the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

Other Information (Unaudited) (Continued)

The Committee considered that the majority of Funds achieved three-year investment performance above the medians of their performance categories, or in the top three comparative quintiles of their performance categories. Those included Equity Index Fund, Small/Mid Cap Value Fund, Fundamental Value Fund, Small Cap Growth Equity Fund, Conservative Allocation Fund, Balanced Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, Income & Growth Fund, Sustainable Equity Fund, Small Company Value Fund, Fundamental Equity Fund, Global Fund, Foreign Fund, and International Equity Fund. In addition, the Committee considered that the Moderate Allocation Fund and Mid Cap Growth Fund experienced three-year investment performance outside the top three comparative quintiles of their performance categories, but experienced improved performance for the one-year period, in the third comparative quintile of their performance categories.

As to the Equity Income Fund, the Committee considered that the Fund had experienced one- and three-year performance in the 62nd and 64th comparative percentiles of its performance category, respectively. The Committee considered MML Advisers’ statement that the Fund’s subadviser employs a dividend-focused investment strategy that has been out of favor in recent high growth-oriented markets, but that the Fund offers investors a high quality diversifying equity investment strategy. The Committee considered MML Advisers’ high degree of confidence in the Fund’s investment strategy and the subadviser.

As to the Focused Equity Fund, Mid Cap Value Fund, and Large Cap Growth Fund, the Committee noted that each Fund had experienced three-year investment performance outside the top three quintiles of its performance category. The Committee considered MML Advisers’ statement that each Fund’s underperformance was due in part to the Fund’s lower risk profile during a period in which investors preferred higher momentum, more speculative positions. The Committee also noted MML Advisers’ statement that each of the Focused Equity Fund and Mid Cap Value Fund had outperformed its performance category for the ten-year period, in the 23rd and 25th comparative percentiles, respectively. As to the Large Cap Growth Fund, the Committee considered MML Advisers’ statement that, despite to unfavorable stock selection in recent periods, MML Advisers has confidence in the subadviser’s approach.

As to the Blue Chip Growth Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 84th and 90th comparative percentiles of its performance category, respectively. The Committee considered MML Advisers’ statement that a relatively small number of stock selection decisions were outsized contributors to the Fund’s recent underperformance, and that the Fund had experienced generally favorable longer-term performance. The Committee also noted MML Advisers’ statement that the subadviser had appointed a new lead portfolio manager in 2021, and that MML Advisers has placed the Fund under review in light of recent underperformance and the change in portfolio management team leadership.

As to the Growth Allocation Fund and Aggressive Allocation Fund, the Committee noted that each Fund had experienced three-year investment performance outside the top sixty percent of its performance category. As to the Growth Allocation Fund, MML Advisers noted that the Fund was only slightly outside the third comparative quintile, at the 62nd percentile, of its performance category. The Committee considered MML Advisers’ statement that the underperformance of both Funds was primarily due to the relatively high equity allocation of each Fund, and to the underperformance of the MML Underlying Funds in which the Funds were invested. The Committee considered MML Advisers’ statement that it is confident in its asset allocation process and strategy, and that, at least in the case of certain of the underlying equity Funds, the highly momentum-driven markets in recent periods have created a headwind to more favorable performance.

As to the MML American Funds International Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 97th and 100th comparative percentiles of its performance category, respectively. The Committee considered MML Advisers’ statement that underperformance was due in part to the Fund’s relatively high emerging market equities and cash allocations and to the Fund’s more conservative investment approach relative to peers. The Committee also noted MML Advisers’ statement that, subject to shareholder approval, the Fund is expected to be liquidated in late 2022.

As to the Total Return Bond Fund, the Committee noted that, although the Fund had experienced performance for the one- and three-year periods in the 70th and 61st comparative percentiles of its performance category, respectively, the Fund had outperformed its benchmark by 0.60% with respect to the trailing three-year period and had exceeded its benchmark return in each of the last three calendar years. The Committee also considered MML Advisers’ statement that the Fund has exhibited lower risk and volatility compared to its peers in risk-off periods, including during the market volatility in March 2020. The Committee considered MML Advisers’ strong confidence in the subadviser and in its strategy for managing the Fund.

Other Information (Unaudited) (Continued)

As to the Managed Volatility Fund, the Committee noted that the Fund had experienced performance in the 100th comparative percentile of its performance category for each of the one- and three-year periods. The Committee considered MML Advisers’ statements that the Fund’s performance category is composed of only one other fund, making comparison challenging, and that the Fund’s longer-term performance is more favorable, in the 1st comparative percentile for each of the five- and ten-year periods. The Committee considered MML Advisers’ statement that the subadviser’s strategy has delivered on its mandate of delivering absolute returns with lower volatility than equity markets with positive returns in seven of the eight full calendar years that the subadviser has managed the Fund along with volatility significantly below the S&P 500 Index.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.” Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, as applicable, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on May 25, 2022 and on the adjournment date of June 9, 2022. The Notice of Meeting of Shareholders, and a Proxy Statement and voting instruction card, were first mailed, or otherwise made available, on or about April 8, 2022 to shareholders of record as of February 25, 2022. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:

To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.*

Other Information (Unaudited) (Continued)

This matter was approved by the Trust’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Allan W. Blair	836,355,491.101	819,239,879.174	97.063%	17,115,611.927	2.027%
Nabil N. El-Hage	836,355,491.101	820,023,997.857	97.156%	16,331,493.244	1.934%
Michael R. Fanning	836,355,491.101	820,349,272.325	97.194%	16,006,218.776	1.896%
Maria D. Furman	836,355,491.101	818,355,990.457	96.958%	17,999,500.644	2.132%
R. Bradford Malt	836,355,491.101	819,735,779.473	97.122%	16,619,711.628	1.969%
C. Ann Merrifield	836,355,491.101	818,406,703.737	96.964%	17,948,787.364	2.126%
Clifford M. Noreen	836,355,491.101	820,407,214.709	97.201%	15,948,276.392	1.889%
Cynthia R. Plouché	836,355,491.101	818,750,862.042	97.005%	17,604,629.059	2.085%
Jason J. Price	836,355,491.101	820,393,954.933	97.200%	15,961,536.168	1.891%
Susan B. Sweeney	836,355,491.101	818,772,013.146	97.008%	17,583,477.955	2.083%

*	Denotes Trust-wide proposal and voting results.

Proposal 3:	To change the status of certain Funds from diversified funds to non-diversified funds.

This matter was approved by the following Fund’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	29,066,255.075	27,557,765.389	94.087%	1,099,245.855	3.753%	409,243.831	1.397%

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2022

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2022:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.13%	$855.20	$0.60	$1,024.10	$0.65
Service Class	1,000	0.38%	854.30	1.75	1,022.90	1.91
Balanced Allocation Fund
Initial Class	1,000	0.12%	849.30	0.55	1,024.20	0.60
Service Class	1,000	0.37%	847.70	1.70	1,023.00	1.86
Moderate Allocation Fund
Initial Class	1,000	0.11%	839.70	0.50	1,024.20	0.55
Service Class	1,000	0.36%	839.20	1.64	1,023.00	1.81
Growth Allocation Fund
Initial Class	1,000	0.12%	828.90	0.54	1,024.20	0.60
Service Class	1,000	0.37%	828.00	1.68	1,023.00	1.86
Aggressive Allocation Fund
Initial Class	1,000	0.15%	815.40	0.68	1,024.10	0.75
Service Class	1,000	0.40%	814.50	1.80	1,022.80	2.01

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MML American Funds Growth Fund
Service Class I**	$1,000	1.02%	$699.40	$4.30	$1,019.70	$5.11
MML American Funds International Fund
Service Class I**	1,000	1.30%	771.10	5.71	1,018.30	6.51
MML American Funds Core Allocation Fund
Service Class I	1,000	0.61%	849.50	2.80	1,021.80	3.06
Blue Chip Growth Fund
Initial Class	1,000	0.78%	647.50	3.19	1,020.90	3.91
Service Class	1,000	1.03%	646.90	4.21	1,019.70	5.16
Equity Income Fund
Initial Class	1,000	0.75%	915.20	3.56	1,021.10	3.76
Service Class	1,000	1.00%	913.90	4.75	1,019.80	5.01
Equity Index Fund
Class I	1,000	0.42%	798.60	1.87	1,022.70	2.11
Class II	1,000	0.27%	799.30	1.20	1,023.50	1.35
Class III	1,000	0.12%	800.00	0.54	1,024.20	0.60
Service Class I	1,000	0.67%	797.90	2.99	1,021.50	3.36
Focused Equity Fund
Class II	1,000	0.86%	891.60	4.03	1,020.50	4.31
Service Class I	1,000	1.11%	890.70	5.20	1,019.30	5.56
Foreign Fund
Initial Class	1,000	0.93%	812.50	4.18	1,020.20	4.66
Service Class	1,000	1.18%	811.50	5.30	1,018.90	5.91
Fundamental Equity Fund
Class II	1,000	0.80%	781.70	3.53	1,020.80	4.01
Service Class I	1,000	1.05%	781.00	4.64	1,019.60	5.26
Fundamental Value Fund
Class II	1,000	0.80%	891.00	3.75	1,020.80	4.01
Service Class I	1,000	1.05%	890.30	4.92	1,019.60	5.26
Global Fund
Class I	1,000	0.85%	789.20	3.77	1,020.60	4.26
Class II	1,000	0.85%	788.50	3.77	1,020.60	4.26
Service Class I	1,000	1.10%	787.30	4.87	1,019.30	5.51
Income & Growth Fund
Initial Class	1,000	0.69%	920.20	3.29	1,021.40	3.46
Service Class	1,000	0.94%	919.70	4.47	1,020.10	4.71
International Equity Fund
Class II	1,000	0.95%	806.00	4.25	1,020.10	4.76
Service Class I	1,000	1.20%	804.70	5.37	1,018.80	6.01
Large Cap Growth Fund
Initial Class	1,000	0.70%	712.80	2.97	1,021.30	3.51
Service Class	1,000	0.95%	711.80	4.03	1,020.10	4.76
Managed Volatility Fund
Initial Class	1,000	1.00%	876.70	4.65	1,019.80	5.01
Service Class	1,000	1.25%	875.60	5.81	1,018.60	6.26
Mid Cap Growth Fund
Initial Class	1,000	0.82%	720.90	3.50	1,020.70	4.11
Service Class	1,000	1.07%	719.70	4.56	1,019.50	5.36

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Mid Cap Value Fund
Initial Class	$1,000	0.88%	$919.70	$4.19	$1,020.40	$4.41
Service Class	1,000	1.14%	918.80	5.42	1,019.10	5.71
Small Cap Growth Equity Fund
Initial Class	1,000	1.08%	738.20	4.65	1,019.40	5.41
Service Class	1,000	1.33%	737.30	5.73	1,018.20	6.66
Small Company Value Fund
Class II	1,000	0.90%	834.20	4.09	1,020.30	4.51
Service Class I	1,000	1.15%	833.20	5.23	1,019.10	5.76
Small/Mid Cap Value Fund
Initial Class	1,000	0.81%	802.30	3.62	1,020.80	4.06
Service Class	1,000	1.06%	801.50	4.73	1,019.50	5.31
Sustainable Equity Fund
Initial Class	1,000	0.56%	796.30	2.49	1,022.00	2.81
Service Class	1,000	0.81%	795.50	3.61	1,020.80	4.06
Total Return Bond Fund
Class II	1,000	0.62%	885.40	2.90	1,021.70	3.11
Service Class I	1,000	0.87%	883.70	4.06	1,020.50	4.36

*

Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2022, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	MM202307-302418

American Funds Insurance Series® Semi-annual report for the six months ended June 30, 2022

Investing in global
companies for
the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Results for the American Funds Insurance Series for the periods ended June 30, 2022, are shown on the following pages, as well as results of the funds’ benchmarks.

For additional information about the series, its investment results, holdings and portfolio managers, visit capitalgroup.com/afis. You can also access information about Capital Group’s American Funds and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Contents

1	Letter to investors

2	Results at a glance

Investment portfolios

28	Global Growth Fund

33	Global Small Capitalization Fund

41	Growth Fund

48	International Fund

53	New World Fund®

67	Washington Mutual Investors FundSM

72	Capital World Growth and Income Fund®

81	Growth-Income Fund

87	International Growth and Income Fund

94	Capital Income Builder®

111	Asset Allocation Fund

141	American Funds Global Balanced FundSM

156	The Bond Fund of America®

183	Capital World Bond Fund®

202	American High-Income Trust®

221	American Funds Mortgage Fund®

227	Ultra-Short Bond Fund

229	U.S. Government Securities Fund®

237	Managed Risk Growth Fund

239	Managed Risk International Fund

241	Managed Risk Washington Mutual Investors Fund

243	Managed Risk Growth-Income Fund

245	Managed Risk Asset Allocation Fund

247	Financial statements

American Funds Insurance Series	1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Results at a glance

For periods ended June 30, 2022, with all distributions reinvested

	Inception	Cumulative total returns		Average annual total returns
Class 1 shares	date	6 months	1 year	5 years	10 years	Lifetime
Global Growth Fund	4/30/97	–27.84%	–24.63%	8.62%	11.25%	9.58%
MSCI All Country World Index (ACWI)[1]		–20.18	–15.75	7.00	8.76	6.21
Global Small Capitalization Fund	4/30/98	–31.99	–34.36	4.59	7.86	8.41
MSCI All Country World Small Cap Index[1]		–22.27	–21.82	4.68	8.33	7.20
Growth Fund	2/8/84	–29.80	–24.04	13.89	14.92	12.82
S&P 500 Index[2]		–19.96	–10.62	11.31	12.96	11.24
International Fund	5/1/90	–22.53	–26.93	0.91	5.20	7.10
MSCI All Country World Index (ACWI) ex USA[1]		–18.42	–19.42	2.50	4.83	5.28
New World Fund	6/17/99	–23.72	–27.22	4.65	5.53	7.50
MSCI All Country World Index (ACWI)[1]		–20.18	–15.75	7.00	8.76	5.01
Washington Mutual Investors Fund	7/5/01	–12.88	–3.07	8.48	11.55	6.88
S&P 500 Index[2]		–19.96	–10.62	11.31	12.96	7.63
Capital World Growth and Income Fund	5/1/06	–21.20	–17.65	5.31	8.66	6.28
MSCI All Country World Index (ACWI)[1]		–20.18	–15.75	7.00	8.76	5.63
Growth-Income Fund	2/8/84	–19.68	–12.58	9.59	12.27	11.05
S&P 500 Index[2]		–19.96	–10.62	11.31	12.96	11.24
International Growth and Income Fund	11/18/08	–19.00	–20.17	1.55	4.33	6.80
MSCI All Country World Index (ACWI) ex USA[1]		–18.42	–19.42	2.50	4.83	6.78
Capital Income Builder	5/1/14	–9.64	–5.14	4.68	—	4.22
70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index[3]		–17.26	–13.99	5.41	—	5.25
MSCI All Country World Index (ACWI)[1]		–20.18	–15.75	7.00	—	6.55
Bloomberg U.S. Aggregate Index[4]		–10.35	–10.29	0.88	—	1.56
Asset Allocation Fund	8/1/89	–15.78	–11.82	6.50	8.86	8.25
60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index[5]		–16.11	–10.24	7.37	8.50	8.28
S&P 500 Index[2]		–19.96	–10.62	11.31	12.96	9.84
Bloomberg U.S. Aggregate Index[4]		–10.35	–10.29	0.88	1.54	5.28
American Funds Global Balanced Fund	5/2/11	–16.31	–12.41	4.74	6.04	5.25
60%/40% MSCI ACWI/Bloomberg Global Aggregate Index[6]		–17.66	–15.41	4.18	5.41	4.37
MSCI All Country World Index (ACWI)[1]		–20.18	–15.75	7.00	8.76	6.78
Bloomberg Global Aggregate Index[4]		–13.91	–15.25	–0.55	0.11	0.32
The Bond Fund of America	1/2/96	–9.96	–9.48	1.79	2.12	4.22
Bloomberg U.S. Aggregate Index[4]		–10.35	–10.29	0.88	1.54	4.37
Capital World Bond Fund	10/4/06	–16.05	–17.37	–0.82	0.25	2.58
Bloomberg Global Aggregate Index[4]		–13.91	–15.25	–0.55	0.11	2.29
American High-Income Trust	2/8/84	–12.42	–10.67	3.13	4.46	8.17
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index[4]		–14.19	–12.82	2.09	4.47	N/A
American Funds Mortgage Fund	5/2/11	–6.77	–6.54	1.03	1.60	2.02
Bloomberg U.S. Mortgage Backed Securities Index[4]		–8.78	–9.03	0.36	1.18	1.60
Ultra-Short Bond Fund	2/8/84	0.09	–0.09	0.79	0.35	3.17
Bloomberg Short–Term Government/Corporate Index[4]		–0.37	–0.37	1.25	0.84	N/A
U.S. Government Securities Fund	12/2/85	–7.08	–6.27	1.66	1.64	5.36
Bloomberg U.S. Government/ Mortgage-Backed Securities Index[4]		–8.93	–8.91	0.62	1.10	5.63

2	American Funds Insurance Series

	Inception	Cumulative total returns		Average annual total returns
Class P1 shares	date	6 months	1 year	5 years	Lifetime
Managed Risk Growth Fund	5/1/13	–22.20%	–18.21%	9.47%	8.95%
S&P 500 Managed Risk Index — Moderate Aggressive[7]		–13.90	–6.01	7.36	8.28
Managed Risk International Fund	5/1/13	–15.68	–21.14	–0.41	0.86
S&P EPAC Ex. Korea LargeMidCap Managed Risk Index — Moderate Aggressive[7]		–14.46	–12.88	1.43	1.89
Managed Risk Washington Mutual Investors Fund	5/1/13	–9.45	–2.50	4.16	5.71
S&P 500 Managed Risk Index — Moderate[7]		–13.22	–6.26	6.66	7.51
Managed Risk Growth-Income Fund	5/1/13	–15.87	–10.85	6.66	7.19
S&P 500 Managed Risk Index — Moderate[7]		–13.22	–6.26	6.66	7.51
Managed Risk Asset Allocation Fund	9/28/12	–14.40	–11.09	4.34	6.16
S&P 500 Managed Risk Index — Moderate Conservative[7]		–12.74	–6.70	5.97	7.15

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/ or expense reimbursements, without which results would have been lower. The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The waivers will be in effect through at least May 1, 2023. The waivers may only be modified or terminated with the approval of the series’ board. Visit capitalgroup.com/afis for more information.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions. MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCIACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market. Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets. Bloomberg U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.Bloomberg U.S. Government/Mortgage-Backed Securities Index covers obligations issued by the U.S. Treasury and U.S. government agencies. Bloomberg Short-Term Government/Corporate Index consists of investment-grade, fixed rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.
[5]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[6]	Sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCIACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[7]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

American Funds Insurance Series	3

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2023. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2023, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series –International FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series – Washington Mutual Investors FundSM and American Funds Insurance Series – U.S. Government Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

4	American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	-27.84%	-24.63%	8.62%	11.25%	9.58%	0.53%	0.42%
Class 1A	-27.91	-24.79	8.36	10.99	9.31	0.78	0.67
Class 2	-27.91	-24.80	8.36	10.98	9.30	0.78	0.67
Class 4	-27.99	-24.98	8.08	10.75	9.05	1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	–31.99%	–34.36%	4.59%	7.86%	8.41%	0.70%	0.65%
Class 1A	–32.05	–34.50	4.34	7.60	8.14	0.95	0.90
Class 2	–32.09	–34.53	4.33	7.59	8.14	0.95	0.90
Class 4	–32.13	–34.66	4.07	7.33	7.87	1.20	1.15

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

6	American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–29.80%	–24.04%	13.89%	14.92%	12.82%	0.35%
Class 1A	–29.89	–24.24	13.61	14.64	12.54	0.60
Class 2	–29.90	–24.24	13.61	14.63	12.54	0.60
Class 3	–29.88	–24.19	13.69	14.71	12.62	0.53
Class 4	–29.98	–24.43	13.32	14.36	12.26	0.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

American Funds Insurance Series	7

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	–22.53%	–26.93%	0.91%	5.20%	7.10%	0.54%
Class 1A	–22.66	–27.15	0.66	4.94	6.83	0.79
Class 2	–22.63	–27.14	0.66	4.94	6.83	0.79
Class 3	–22.64	–27.12	0.72	5.01	6.91	0.72
Class 4	–22.78	–27.36	0.40	4.69	6.57	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

8	American Funds Insurance Series

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	–23.72%	–27.22%	4.65%	5.53%	7.50%	0.64%	0.57%
Class 1A	–23.82	–27.39	4.39	5.27	7.24	0.89	0.82
Class 2	–23.84	–27.41	4.39	5.26	7.24	0.89	0.82
Class 4	–23.89	–27.56	4.13	5.02	6.97	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

American Funds Insurance Series	9

Washington Mutual Investors FundSM

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022†

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	–12.88%	–3.07%	8.48%	11.55%	6.88%	0.41%	0.27%
Class 1A	–12.98	–3.37	8.21	11.28	6.62	0.66	0.52
Class 2	–13.01	–3.37	8.19	11.26	6.61	0.66	0.52
Class 4	–13.13	–3.58	7.93	11.05	6.37	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

†	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

10	American Funds Insurance Series

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	–21.20%	–17.65%	5.31%	8.66%	6.28%	0.53%	0.42%
Class 1A	–21.28	–17.87	5.05	8.41	6.02	0.78	0.67
Class 2	–21.30	–17.87	5.05	8.40	6.01	0.78	0.67
Class 4	–21.40	–18.07	4.79	8.14	5.76	1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

American Funds Insurance Series	11

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–19.68%	–12.58%	9.59%	12.27%	11.05%	0.29%
Class 1A	–19.78	–12.78	9.32	12.00	10.77	0.54
Class 2	–19.79	–12.79	9.32	11.98	10.77	0.54
Class 3	–19.75	–12.72	9.39	12.06	10.85	0.47
Class 4	–19.88	–13.00	9.04	11.72	10.50	0.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

12	American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Gross expense ratio	Net expense ratio

Class 1	–19.00%	–20.17%	1.55%	4.33%	6.80%	0.54%	0.53%
Class 1A	–19.14	–20.42	1.29	4.08	6.54	0.79	0.78
Class 2	–19.16	–20.41	1.27	4.06	6.53	0.79	0.78
Class 4	–19.24	–20.59	1.03	3.84	6.29	1.04	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

American Funds Insurance Series	13

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	–9.64%	–5.14%	4.68%	4.22%	0.41%	0.27%
Class 1A	–9.68	–5.38	4.43	3.97	0.66	0.52
Class 2	–9.67	–5.37	4.43	4.05	0.66	0.52
Class 4	–9.81	–5.62	4.17	3.71	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

14	American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since August 1, 1989)	Expense ratio

Class 1	–15.78%	–11.82%	6.50%	8.86%	8.25%	0.30%
Class 1A	–15.88	–12.03	6.24	8.60	7.99	0.55
Class 2	–15.91	–12.06	6.23	8.58	7.98	0.55
Class 3	–15.89	–12.01	6.30	8.66	8.06	0.48
Class 4	–16.01	–12.29	5.96	8.36	7.73	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

American Funds Insurance Series	15

American Funds Global Balanced FundSM

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	–16.31%	–12.41%	4.74%	6.04%	5.25%	0.52%	0.51%
Class 1A	–16.48	–12.65	4.48	5.79	5.01	0.77	0.76
Class 2	–16.41	–12.61	4.47	5.78	4.99	0.77	0.76
Class 4	–16.53	–12.87	4.20	5.63	4.83	1.02	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

16	American Funds Insurance Series

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	–9.96%	–9.48%	1.79%	2.12%	4.22%	0.39%	0.20%
Class 1A	–10.09	–9.70	1.55	1.87	3.97	0.64	0.45
Class 2	–10.14	–9.68	1.54	1.86	3.96	0.64	0.45
Class 4	–10.22	–9.92	1.28	1.62	3.71	0.89	0.70

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

American Funds Insurance Series	17

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Gross expense ratio

Class 1	–16.05%	–17.37%	–0.82%	0.25%	2.58%	0.50%
Class 1A	–16.22	–17.63	–1.05	0.01	2.34	0.75
Class 2	–16.21	–17.65	–1.06	–0.01	2.32	0.75
Class 4	–16.26	–17.79	–1.31	–0.21	2.10	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

18	American Funds Insurance Series

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Gross expense ratio	Net expense ratio

Class 1	–12.42%	–10.67%	3.13%	4.46%	8.17%	0.44%	0.30%
Class 1A	–12.60	–11.01	2.85	4.20	7.90	0.69	0.55
Class 2	–12.52	–10.94	2.87	4.19	7.90	0.69	0.55
Class 3	–12.58	–10.91	2.93	4.25	7.97	0.62	0.48
Class 4	–12.68	–11.12	2.61	3.98	7.64	0.94	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

American Funds Insurance Series	19

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	–6.77%	–6.54%	1.03%	1.60%	2.02%	0.37%	0.25%
Class 1A	–6.94	–6.82	0.78	1.35	1.77	0.62	0.50
Class 2	–6.93	–6.81	0.77	1.34	1.76	0.62	0.50
Class 4	–7.05	–7.09	0.52	1.14	1.56	0.87	0.75

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

20	American Funds Insurance Series

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	0.09%	–0.09%	0.79%	0.35%	3.17%	0.31%
Class 1A	0.00	–0.09	0.79	0.24	2.95	0.56
Class 2	–0.09	–0.36	0.54	0.09	2.92	0.56
Class 3	–0.09	–0.27	0.61	0.16	2.99	0.49
Class 4	–0.18	–0.54	0.30	–0.08	2.68	0.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

Commercial paper	69.4%
Federal agency bills & notes	17.6
U.S. Treasury bills	11.2
Other assets less liabilities	1.8
Total	100.0%

American Funds Insurance Series	21

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	–7.08%	–6.27%	1.66%	1.64%	5.36%	0.34%	0.22%
Class 1A	–7.15	–6.43	1.42	1.41	5.11	0.59	0.47
Class 2	–7.21	–6.51	1.41	1.38	5.10	0.59	0.47
Class 3	–7.18	–6.43	1.48	1.46	5.17	0.52	0.40
Class 4	–7.35	–6.68	1.15	1.18	4.85	0.84	0.72

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2022	Percent of net assets

22	American Funds Insurance Series

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–22.20%	–18.21%	9.47%	8.95%	0.74%	0.69%
Class P2	–22.32	–18.44	9.21	8.64	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022.

*	Periods greater than one year are annualized.

American Funds Insurance Series	23

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–15.68%	–21.14%	–0.41%	0.86%	0.93%	0.85%
Class P2	–15.83	–21.38	–0.73	0.50	1.18	1.10

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022.

*	Periods greater than one year are annualized.

24	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–9.45%	–2.50%	4.16%	5.71%	0.69%	0.64%
Class P2	–9.56	–2.81	3.84	5.36	0.94	0.89

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2022.

*	Periods greater than one year are annualized.

American Funds Insurance Series	25

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–15.87%	–10.85%	6.66%	7.19%	0.68%	0.63%
Class P2	–16.01	–11.15	6.36	6.88	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022.

*	Periods greater than one year are annualized.

26	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2022*

	6 months	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	–14.40%	–11.09%	4.34%	6.16%	0.70%	0.65%
Class P2	–14.50	–11.31	4.08	5.90	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022.

*	Periods greater than one year are annualized.

American Funds Insurance Series	27

Global Growth Fund

Investment portfolio June 30, 2022	unaudited

Common stocks 89.00%	Shares	Value (000)
Information technology 24.63%
Microsoft Corp.	1,862,700	$478,396
Taiwan Semiconductor Manufacturing Company, Ltd.	20,131,000	322,275
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	11,445
ASML Holding NV	458,318	218,942
ASML Holding NV (New York registered) (ADR)	234,500	111,594
Adyen NV1	64,475	93,782
Applied Materials, Inc.	875,000	79,608
Broadcom, Inc.	125,300	60,872
Fiserv, Inc.[1]	497,600	44,272
MongoDB, Inc., Class A1	139,000	36,071
Samsung Electronics Co., Ltd.	785,100	34,466
Apple, Inc.	229,880	31,429
Hexagon AB, Class B	2,920,500	30,333
NVIDIA Corp.	167,500	25,391
Keyence Corp.	69,400	23,723
EPAM Systems, Inc.[1]	72,800	21,460
Mastercard, Inc., Class A	53,300	16,815
Capgemini SE	85,000	14,560
Visa, Inc., Class A	70,197	13,821
DocuSign, Inc.[1]	180,000	10,328
Network International Holdings PLC[1]	3,731,800	8,577
Shopify, Inc., Class A, subordinate voting shares[1]	140,000	4,374
		1,692,534

Health care 16.62%
UnitedHealth Group, Inc.	320,450	164,593
Pfizer, Inc.	1,884,219	98,790
AstraZeneca PLC	748,300	98,378
ResMed, Inc.	378,000	79,240
DexCom, Inc.[1]	1,012,000	75,424
Cigna Corp.	259,119	68,283
Merck & Co., Inc.	620,000	56,525
Regeneron Pharmaceuticals, Inc.[1]	95,036	56,179
Eli Lilly and Company	136,600	44,290
Mettler-Toledo International, Inc.[1]	34,600	39,747
CVS Health Corp.	371,000	34,377
Novo Nordisk A/S, Class B	280,400	31,100
Elevance Health, Inc.	53,100	25,625
NovoCure, Ltd.[1]	340,000	23,630
Tandem Diabetes Care, Inc.[1]	379,084	22,438
Bayer AG	363,860	21,628
Danaher Corp.	82,100	20,814
Catalent, Inc.[1]	166,200	17,832
Zoetis, Inc., Class A	98,300	16,897
Eurofins Scientific SE, non-registered shares	182,400	14,351
Novartis AG	165,600	14,025
Virbac SA	36,000	14,015
Sanofi	135,000	13,630
Olympus Corp.	665,800	13,379
Vertex Pharmaceuticals, Inc.[1]	43,700	12,314
Dechra Pharmaceuticals PLC	267,600	11,264
Alnylam Pharmaceuticals, Inc.[1]	68,000	9,918
Thermo Fisher Scientific, Inc.	17,472	9,492
Siemens Healthineers AG	178,000	9,045
Genus PLC	270,000	8,243
Bachem Holding AG, Class B	101,500	7,054
Rede D’Or Sao Luiz SA	1,073,663	5,945
Organon & Co.	62,000	2,092
Viatris, Inc.	110,678	1,159
EUROAPI[1]	5,869	93
		1,141,809

28	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 14.76%
Chipotle Mexican Grill, Inc.[1]	141,600	$185,108
Amazon.com, Inc.[1]	1,436,000	152,517
LVMH Moët Hennessy-Louis Vuitton SE	210,400	128,258
Floor & Decor Holdings, Inc., Class A1	914,698	57,589
Domino’s Pizza, Inc.	138,400	53,936
Prosus NV, Class N	760,993	49,827
Renault SA1	1,688,781	42,102
NIKE, Inc., Class B	370,600	37,875
Cie. Financière Richemont SA, Class A	291,500	31,039
MGM China Holdings, Ltd.[1]	54,589,200	30,958
Home Depot, Inc.	92,275	25,308
Domino’s Pizza Enterprises, Ltd.	430,000	20,183
YUM! Brands, Inc.	166,000	18,843
Coupang, Inc., Class A1	1,392,204	17,751
Booking Holdings, Inc.[1]	9,900	17,315
XPeng, Inc., Class A1,2	979,200	15,773
Wynn Macau, Ltd.[1]	21,430,000	14,556
EssilorLuxottica	95,943	14,368
IDP Education, Ltd.	871,300	14,326
MercadoLibre, Inc.[1]	21,200	13,502
Stellantis NV	1,038,800	12,826
Evolution AB	140,000	12,729
Dollar Tree Stores, Inc.[1]	75,200	11,720
Entain PLC[1]	665,250	10,082
Moncler SpA	217,370	9,324
Melco Resorts & Entertainment, Ltd. (ADR)[1]	1,559,600	8,968
Tesla, Inc.[1]	10,768	7,251
		1,014,034

Consumer staples 8.76%
British American Tobacco PLC	3,329,455	142,643
Kweichow Moutai Co., Ltd., Class A	388,821	118,779
Philip Morris International, Inc.	919,500	90,791
Keurig Dr Pepper, Inc.	1,624,000	57,473
Nestlé SA	481,100	56,161
Altria Group, Inc.	1,248,500	52,150
Monster Beverage Corp.[1]	350,920	32,530
Costco Wholesale Corp.	39,170	18,773
Carrefour SA, non-registered shares	842,900	14,915
Simply Good Foods Co., Class A1	263,800	9,964
Bunge, Ltd.	85,000	7,709
		601,888

Financials 8.62%
Tradeweb Markets, Inc., Class A	1,634,960	111,586
AIA Group, Ltd.	10,109,600	109,576
Kotak Mahindra Bank, Ltd.	2,915,200	61,318
AXA SA	1,692,893	38,426
Aon PLC, Class A	101,000	27,238
JPMorgan Chase & Co.	209,800	23,625
Citigroup, Inc.	497,600	22,885
Société Générale	1,011,450	22,142
Ping An Insurance (Group) Company of China, Ltd., Class H	3,254,000	22,124
Prudential PLC	1,773,082	21,929
Zurich Insurance Group AG	42,200	18,354
CME Group, Inc., Class A	80,000	16,376
HDFC Life Insurance Company, Ltd.	2,289,515	15,945
Banco Santander, SA	5,334,500	15,027
Wells Fargo & Company	377,200	14,775
FinecoBank SpA	893,000	10,687
Macquarie Group, Ltd.	91,100	10,345
DBS Group Holdings, Ltd.	483,600	10,331

American Funds Insurance Series	29

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Bank of America Corp.	320,200	$9,968
AU Small Finance Bank, Ltd.	1,071,462	8,028
Jackson Financial, Inc., Class A	44,327	1,186
Moscow Exchange MICEX-RTS PJSC[1,3,4]	12,640,000	—	[5]
		591,871

Communication services 4.71%
Alphabet, Inc., Class A1	76,350	166,386
Alphabet, Inc., Class C1	39,000	85,311
Meta Platforms, Inc., Class A1	240,900	38,845
Tencent Holdings, Ltd.	297,100	13,418
Publicis Groupe SA	273,000	13,349
Sea, Ltd., Class A (ADR)[1]	95,851	6,409
		323,718

Industrials 4.69%
Caterpillar, Inc.	231,600	41,401
MTU Aero Engines AG	167,000	30,399
Alliance Global Group, Inc.	156,400,700	25,031
DSV A/S	171,230	23,913
Airbus SE, non-registered shares	245,400	23,775
GT Capital Holdings, Inc.	2,454,611	21,830
NIBE Industrier AB, Class B	2,328,700	17,483
Safran SA	156,300	15,431
L3Harris Technologies, Inc.	62,600	15,130
Suzhou Maxwell Technologies Co., Ltd., Class A	194,970	14,297
Carrier Global Corp.	370,900	13,226
Canadian Pacific Railway, Ltd. (CAD denominated)	183,000	12,782
Daikin Industries, Ltd.	74,600	11,959
Techtronic Industries Co., Ltd.	1,070,000	11,161
SMC Corp.	22,500	10,028
General Electric Co.	157,500	10,028
Nidec Corp.	143,000	8,832
BayCurrent Consulting, Inc.	32,100	8,541
Boeing Company[1]	51,300	7,014
		322,261

Energy 3.06%
Canadian Natural Resources, Ltd. (CAD denominated)	1,168,000	62,765
Reliance Industries, Ltd.[1]	1,601,273	52,630
Tourmaline Oil Corp.	707,000	36,762
Aker BP ASA[2]	599,979	20,838
Equinor ASA	592,000	20,588
Gaztransport & Technigaz SA	75,000	9,392
Halliburton Company	235,128	7,374
Gazprom PJSC (ADR)[3,4]	4,173,000	—	[5]
LUKOIL Oil Co. PJSC (ADR)[3,4]	246,300	—	[5]
		210,349

Materials 2.63%
Sherwin-Williams Company	445,000	99,640
Vale SA, ordinary nominative shares	1,397,000	20,437
Linde PLC	48,000	13,801
Koninklijke DSM NV	93,100	13,376
Shin-Etsu Chemical Co., Ltd.	113,500	12,799
Corteva, Inc.	201,300	10,898
First Quantum Minerals, Ltd.	507,000	9,619
		180,570

30	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate 0.38%
Country Garden Services Holdings Co., Ltd.	3,058,700	$13,623
Goodman Logistics (HK), Ltd. REIT	1,027,500	12,653
		26,276

Utilities 0.14%
Brookfield Infrastructure Partners LP	247,500	9,456

Total common stocks (cost: $4,373,649,000)		6,114,766

Preferred securities 1.51%
Health care 1.21%
Sartorius AG, nonvoting non-registered preferred shares[2]	239,000	83,504

Information technology 0.30%
Samsung Electronics Co., Ltd., nonvoting preferred shares	512,300	20,517

Total preferred securities (cost: $27,546,000)		104,021

Short-term securities 9.46%
Money market investments 9.19%
Capital Group Central Cash Fund 1.38%[6,7]	6,318,224	631,696

Money market investments purchased with collateral from securities on loan 0.27%
Capital Group Central Cash Fund 1.38%[6,7,8]	52,186	5,217
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[6,8]	2,754,831	2,755
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[6,8]	2,608,796	2,609
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[6,8]	2,608,796	2,609
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[6,8]	2,608,796	2,609
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[6,8]	2,608,796	2,609
		18,408

Total short-term securities (cost: $650,218,000)		650,104
Total investment securities 99.97% (cost: $5,051,413,000)		6,868,891
Other assets less liabilities 0.03%		1,855

Net assets 100.00%		$6,870,746

American Funds Insurance Series	31

Global Growth Fund (continued)

Investments in affiliates7

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 9.27%
Money market investments 9.19%
Capital Group Central Cash Fund 1.38%[6]	$376,714	$1,043,895		$788,734	$(20)	$(159)	$631,696	$1,427
Money market investments purchased with collateral from securities on loan 0.08%
Capital Group Central Cash Fund 1.38%[6,8]	1,808	3,409	[9]				5,217	—	[10]
Total short-term securities							636,913
Total 9.27%					$(20)	$(159)	$636,913	$1,427

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $27,348,000, which represented .40% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was less than $1,000, which represented less than .01% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Amount less than one thousand.
[6]	Rate represents the seven-day yield at 6/30/2022.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

32	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio June 30, 2022	unaudited

Common stocks 88.73%	Shares	Value (000)
Information technology 20.36%
Wolfspeed, Inc.[1]	800,681	$50,803
PAR Technology Corp.[1,2]	837,615	31,402
Ceridian HCM Holding, Inc.[1]	629,935	29,657
Confluent, Inc., Class A1	1,124,085	26,124
eMemory Technology, Inc.[3]	734,430	25,309
Net One Systems Co., Ltd.	908,156	20,080
Nordic Semiconductor ASA[1]	1,217,741	18,891
Tanla Platforms, Ltd.	1,477,291	18,793
Kingdee International Software Group Co., Ltd.[1]	7,337,224	17,205
AvidXchange Holdings, Inc.[1,2]	2,786,637	17,110
Marqeta, Inc., Class A1	2,071,598	16,801
Qorvo, Inc.[1]	169,518	15,989
SUMCO Corp.[2]	1,146,200	14,860
Euronet Worldwide, Inc.[1]	144,187	14,504
ALTEN SA, non-registered shares	124,108	13,500
Silicon Laboratories, Inc.[1]	95,000	13,321
Pegasystems, Inc.	263,141	12,589
Gitlab, Inc., Class A1,2	213,816	11,362
OVH Groupe SAS[1,2]	590,318	10,702
Avalara, Inc.[1]	149,119	10,528
Truecaller AB, Class B1,2	2,177,076	10,441
Silergy Corp.	128,330	10,337
SimCorp AS	139,192	10,104
SINBON Electronics Co., Ltd.	1,142,550	9,760
Keywords Studios PLC	344,606	9,204
MACOM Technology Solutions Holdings, Inc.[1]	190,000	8,759
SHIFT, Inc.[1]	59,200	7,705
Extreme Networks, Inc.[1]	828,378	7,389
Aspen Technology, Inc.[1]	36,561	6,716
Linklogis, Inc., Class B1	6,753,115	6,678
Credo Technology Group Holding, Ltd.[1,2]	555,400	6,487
MongoDB, Inc., Class A1	23,300	6,046
CCC Intelligent Solutions Holdings, Inc.[1,2]	644,074	5,926
Expensify, Inc., Class A1,2	331,464	5,897
INFICON Holding AG	7,397	5,827
Kingboard Laminates Holdings, Ltd.	4,498,000	5,549
Rapid7, Inc.[1]	82,650	5,521
Unimicron Technology Corp.	1,016,007	5,416
Cognex Corp.	116,600	4,958
Smartsheet, Inc., Class A1	157,100	4,938
Bentley Systems, Inc., Class B	142,373	4,741
GlobalWafers Co., Ltd.	311,000	4,738
AppFolio, Inc., Class A1	51,790	4,694
SentinelOne, Inc., Class A1,2	186,212	4,344
BE Semiconductor Industries NV	87,146	4,189
Olo, Inc., Class A1,2	408,110	4,028
HashiCorp, Inc., Class A1,2	134,900	3,971
Network International Holdings PLC[1]	1,713,100	3,937
Digital Turbine, Inc.[1]	215,000	3,756
Softcat PLC	222,430	3,566
Globant SA1	17,730	3,085
StoneCo, Ltd., Class A1	386,700	2,978
Semtech Corp.[1]	50,000	2,749
Kingboard Holdings, Ltd.	710,000	2,687
SiteMinder, Ltd.[1]	704,640	1,707
Cvent Holding Corp.[1]	344,800	1,593
Bechtle AG, non-registered shares	36,937	1,510
Yotpo, Ltd.[1,3,4,5,6]	678,736	1,093

American Funds Insurance Series	33

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
PagSeguro Digital, Ltd., Class A1	84,354	$864
Topicus.com, Inc., subordinate voting shares[1]	11,100	626
Copperleaf Technologies, Inc.[1]	79,200	394
		594,438

Industrials 16.31%
International Container Terminal Services, Inc.	11,690,490	39,121
Stericycle, Inc.[1]	571,050	25,041
IMCD NV	177,337	24,336
Visional, Inc.[1]	542,050	24,330
Japan Airport Terminal Co., Ltd.[1]	517,000	20,614
Fasadgruppen Group AB	2,370,503	19,535
Alfen NV1	204,601	18,902
Boyd Group Services, Inc.[2]	162,409	17,495
Interpump Group SpA	447,000	17,042
Instalco AB	4,098,065	16,945
Vicor Corp., Class A1	306,576	16,779
Trelleborg AB, Class B	783,350	15,782
Melrose Industries PLC	6,512,400	11,867
CG Power and Industrial Solutions, Ltd.[1]	4,880,108	11,843
Montrose Environmental Group, Inc.[1]	348,186	11,755
Japan Elevator Service Holdings Co., Ltd.	1,121,800	11,674
AirTAC International Group[1]	319,062	10,634
Cleanaway Waste Management, Ltd.	6,029,320	10,488
Woodward, Inc.	105,000	9,711
Centre Testing International Group Co., Ltd.	2,684,839	9,309
DL E&C Co., Ltd.	254,136	8,113
Guangzhou Baiyun International Airport Co., Ltd., Class A	3,524,879	7,851
GVS SpA[1,2]	867,862	7,076
Comfort Systems USA, Inc.	84,100	6,993
Cargotec OYJ, Class B, non-registered shares	258,700	6,799
Wizz Air Holdings PLC[1]	298,983	6,384
SIS, Ltd.[1]	1,097,471	6,308
Chart Industries, Inc.[1]	37,647	6,301
Engcon AB, Class B1	1,043,935	6,286
Rumo SA	1,900,000	5,798
Kajaria Ceramics, Ltd.	450,000	5,400
Atlas Corp.[2]	500,000	5,355
KEI Industries, Ltd.	357,929	5,224
Carel Industries SpA	252,900	5,025
ITM Power PLC[1,2]	2,322,000	4,884
Controladora Vuela Compañía de Aviación, SAB de CV, Class A, ordinary participation certificates (ADR)[1]	460,200	4,726
Addtech AB, Class B	353,050	4,604
Diploma PLC	161,300	4,375
Saia, Inc.[1]	20,727	3,897
easyJet PLC[1]	860,105	3,838
LIXIL Corp.	196,500	3,679
Sulzer AG	54,789	3,403
Granite Construction, Inc.	96,892	2,823
Antares Vision SpA[1,2]	281,100	2,551
VAT Group AG	7,251	1,729
Froy ASA	209,829	964
Howden Joinery Group PLC	131,029	961
The AZEK Co., Inc., Class A1	54,400	911
Matson, Inc.	8,674	632
		476,093

34	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 15.60%
Mattel, Inc.[1]	1,400,000	$31,262
Thor Industries, Inc.	370,472	27,685
Skechers USA, Inc., Class A1	650,000	23,127
Helen of Troy, Ltd.[1]	141,542	22,988
Lands’ End, Inc.[1,7]	2,100,000	22,302
YETI Holdings, Inc.[1]	512,805	22,189
Entain PLC[1]	1,424,930	21,595
Five Below, Inc.[1]	165,181	18,736
Asbury Automotive Group, Inc.[1]	97,426	16,498
Evolution AB	172,264	15,662
Wyndham Hotels & Resorts, Inc.	227,498	14,951
Light & Wonder, Inc.[1]	299,658	14,081
Inchcape PLC	1,569,000	13,284
Tube Investments of India, Ltd.	515,708	12,024
Coursera, Inc.[1]	817,039	11,586
Everi Holdings, Inc.[1]	709,832	11,577
WH Smith PLC[1]	649,917	11,123
Leslie’s, Inc.[1]	676,964	10,276
Golden Entertainment, Inc.[1]	256,800	10,156
Tongcheng Travel Holdings, Ltd.[1]	4,691,200	10,092
Basic-Fit NV1	259,466	9,810
Kindred Group PLC (SDR)	1,164,011	9,679
Musti Group OYJ	495,800	8,854
DraftKings, Inc., Class A1,2	756,364	8,827
Haichang Ocean Park Holdings, Ltd.[1,2]	8,156,000	8,274
Chervon Holdings, Ltd.[2]	1,316,900	7,401
Compagnie Plastic Omnium SA	409,500	7,094
DESCENTE, Ltd.	295,025	6,828
Zhongsheng Group Holdings, Ltd.	938,500	6,620
Shoei Co., Ltd.	144,700	5,663
On Holding AG, Class A1,2	291,402	5,155
Melco Resorts & Entertainment, Ltd. (ADR)[1]	803,773	4,622
TopBuild Corp.[1]	27,200	4,547
Melco International Development, Ltd.[1]	6,130,000	4,531
Domino’s Pizza Enterprises, Ltd.	95,471	4,481
Thule Group AB	102,200	2,511
IDP Education, Ltd.	150,966	2,482
Arco Platform, Ltd., Class A1,2	158,600	2,368
Elior Group SA1	882,500	1,959
Warby Parker, Inc., Class A1,2	167,332	1,884
NEXTAGE Co., Ltd.	39,100	673
		455,457

Health care 14.75%
Insulet Corp.[1]	337,461	73,546
Haemonetics Corp.[1]	1,018,080	66,358
Integra LifeSciences Holdings Corp.[1]	569,500	30,770
CanSino Biologics, Inc., Class H2	2,442,000	25,006
Max Healthcare Institute, Ltd.[1]	5,343,659	24,830
Oak Street Health, Inc.[1]	1,310,260	21,541
Globus Medical, Inc., Class A1	381,773	21,433
CONMED Corp.	189,609	18,157
Ocumension Therapeutics[1,2]	9,650,966	17,268
Hapvida Participacoes e Investimentos SA1	12,352,106	12,910
New Horizon Health, Ltd.[1]	3,707,844	11,152
ICON PLC[1]	46,061	9,981
CompuGroup Medical SE & Co. KGaA	228,815	9,745
Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	9,104
Medmix AG	399,754	8,852
Health Catalyst, Inc.[1]	568,785	8,242
iRhythm Technologies, Inc.[1]	73,000	7,886
Amplifon SpA	241,936	7,416

American Funds Insurance Series	35

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Netcare, Ltd.	7,889,376	$6,920
Ambu AS, Class B, non-registered shares[2]	595,252	5,780
Angelalign Technology, Inc.[2]	284,600	5,702
Encompass Health Corp.	82,226	4,609
Amedisys, Inc.[1]	38,867	4,086
Bachem Holding AG, Class B	46,560	3,236
Penumbra, Inc.[1]	25,400	3,163
Nordhealth AS, Class A1,2	1,279,999	2,950
Arjo AB, Class B	422,850	2,674
Gland Pharma, Ltd.[1]	75,273	2,575
Amvis Holdings, Inc.	87,800	2,446
Medincell SA1,2	397,121	2,160
		430,498

Financials 7.94%
Star Health & Allied Insurance Co., Ltd.[1,3,5,6]	6,037,336	33,624
Cholamandalam Investment and Finance Co., Ltd.	3,684,053	28,900
Eurobank Ergasias Services and Holdings SA1	25,119,028	22,196
Independent Bank Group, Inc.	280,449	19,045
Trupanion, Inc.[1]	300,000	18,078
Stifel Financial Corp.	271,050	15,184
IIFL Wealth Management, Ltd.	513,500	9,630
SouthState Corp.	108,850	8,398
Aavas Financiers, Ltd.[1]	272,734	6,960
Patria Investments, Ltd., Class A	508,200	6,718
Remgro, Ltd.	820,300	6,550
IIFL Finance, Ltd.	1,459,000	5,981
SiriusPoint, Ltd.[1]	1,100,000	5,962
Eastern Bankshares, Inc.	278,164	5,135
Glacier Bancorp, Inc.	91,858	4,356
United Community Banks, Inc.	140,000	4,227
Aptus Value Housing Finance India, Ltd.[1]	1,065,624	3,803
Janus Henderson Group PLC	160,000	3,762
WealthNavi, Inc.[1,2]	278,900	3,634
PT Bank Raya Indonesia Tbk[1]	71,098,896	3,365
Indian Energy Exchange, Ltd.	1,653,632	3,324
East West Bancorp, Inc.	49,700	3,221
Haci Ömer Sabanci Holding AS	2,323,200	2,632
Bridgepoint Group PLC	740,731	2,179
National Bank of Greece SA1	660,979	1,955
Capitec Bank Holdings, Ltd.	15,161	1,847
Allfunds Group PLC	138,012	1,064
		231,730

Materials 3.76%
Perimeter Solutions SA1,2	3,039,911	32,953
LANXESS AG	388,200	13,905
Lundin Mining Corp.	1,361,244	8,629
JSR Corp.	325,300	8,439
Navin Fluorine International, Ltd.	175,000	8,092
MMG, Ltd.[1]	18,704,000	6,960
Nanofilm Technologies International, Ltd.	4,058,851	6,807
PI Industries, Ltd.	188,382	6,105
Vidrala, SA, non-registered shares	61,827	4,484
OZ Minerals, Ltd.	340,000	4,168
Toyo Gosei Co., Ltd.	55,800	3,381
Recticel SA/NV	175,000	2,612
Mayr-Melnhof Karton AG, non-registered shares	10,516	1,785
Arkema SA	15,200	1,353
		109,673

36	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 3.07%
Grocery Outlet Holding Corp.[1]	521,782	$22,244
Shop Apotheke Europe NV, non-registered shares[1]	169,444	15,061
Freshpet, Inc.[1]	256,895	13,330
Monde Nissin Corp.[1]	49,971,450	11,815
Dole PLC	970,631	8,211
Scandinavian Tobacco Group A/S	305,111	5,967
Hilton Food Group PLC	375,115	4,667
Royal Unibrew A/S	44,000	3,896
AAK AB	223,527	3,647
Zur Rose Group AG1,2	9,250	694
Vector Group, Ltd.	15,654	164
		89,696

Real estate 2.10%
Embassy Office Parks REIT	4,939,400	23,405
Altus Group, Ltd.[2]	475,189	16,461
Macrotech Developers, Ltd.[1]	582,697	7,888
JHSF Participações SA	5,073,950	5,652
Mindspace Business Parks REIT	1,250,000	5,546
ESR-Logos REIT[1]	8,344,400	2,433
		61,385

Communication services 2.09%
Lions Gate Entertainment Corp., Class B1	2,531,585	22,354
JCDecaux SA1	788,279	13,242
Pearson PLC	636,200	5,807
Bandwidth, Inc., Class A1	284,506	5,354
Ubisoft Entertainment SA1	98,993	4,347
Trustpilot Group PLC[1,2]	2,966,832	3,662
Rightmove PLC	512,400	3,545
VTEX, Class A1,2	885,406	2,727
		61,038

Utilities 1.68%
ENN Energy Holdings, Ltd.	1,878,900	30,865
AC Energy Corp.	99,272,800	14,516
Neoenergia SA	1,288,255	3,672
		49,053

Energy 1.07%
Venture Global LNG, Inc., Series C1,3,4,5,6	2,760	18,936
DT Midstream, Inc.	129,414	6,344
Subsea 7 SA	703,801	5,626
Helmerich & Payne, Inc.	7,700	331
		31,237

Total common stocks (cost: $2,397,123,000)		2,590,298

Preferred securities 0.92%
Information technology 0.64%
SmartHR, Inc., Series D, preferred shares[1,3,4,5]	3,006	10,073
Yotpo, Ltd., Series F, preferred shares[1,3,4,5,6]	2,158,609	3,475
Yotpo, Ltd., Series B, preferred shares[1,3,4,5,6]	287,894	464
Yotpo, Ltd., Series C, preferred shares[1,3,4,5,6]	274,070	441
Yotpo, Ltd., Series A-1, preferred shares[1,3,4,5,6]	183,819	296
Yotpo, Ltd., Series A, preferred shares[1,3,4,5,6]	89,605	144
Yotpo, Ltd., Series C-1, preferred shares[1,3,4,5,6]	75,980	122

American Funds Insurance Series	37

Global Small Capitalization Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Information technology (continued)
Yotpo, Ltd., Series D, preferred shares[1,3,4,5,6]	42,368	$68
Yotpo, Ltd., Series B-1, preferred shares[1,3,4,5,6]	33,838	55
Outreach Corp., Series G, preferred shares[1,3,4,5]	154,354	3,515
		18,653

Industrials 0.21%
Azul SA, preferred nominative shares (ADR)[1,2]	800,316	5,683
Azul SA, preferred nominative shares[1]	109,500	259
		5,942

Health care 0.07%
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,4,5]	2,931,405	2,052

Total preferred securities (cost: $42,519,000)		26,647

Rights & warrants 0.47%
Information technology 0.47%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2023[1,3,6]	355,879	13,750

Total rights & warrants (cost: $18,773,000)		13,750

Short-term securities 12.53%
Money market investments 9.90%
Capital Group Central Cash Fund 1.38%[7,8]	2,891,439	289,086

Money market investments purchased with collateral from securities on loan 2.63%
Capital Group Central Cash Fund 1.38%[7,8,9]	217,762	21,772
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[8,9]	11,495,263	11,495
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[8,9]	10,885,893	10,886
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[8,9]	10,885,893	10,886
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[8,9]	10,885,893	10,886
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[8,9]	10,885,893	10,886
		76,811

Total short-term securities (cost: $365,949,000)		365,897
Total investment securities 102.65% (cost: $2,824,364,000)		2,996,592
Other assets less liabilities (2.65)%		(77,341)

Net assets 100.00%		$2,919,251

38	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Investments in affiliates[7]

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Common stocks 0.76%
Consumer discretionary 0.76%
Lands’ End, Inc.[1]	$41,223	$—	$—		$—	$(18,921)	$22,302	$—
Short-term securities 10.65%
Money market investments 9.90%
Capital Group Central Cash Fund 1.38%[8]	203,087	646,355	560,290		6	(72)	289,086	606
Money market investments purchased with collateral from securities on loan 0.75%
Capital Group Central Cash Fund 1.38%[8,9]	32,260		10,488	[10]			21,772	—	[11]
Total short-term securities							310,858
Total 11.41%					$6	$(18,993)	$333,160	$606

Private placement securities5

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Star Health & Allied Insurance Co., Ltd.	3/30/2021	$40,710	$33,624	1.15%
Venture Global LNG, Inc., Series C	5/1/2015	8,280	18,936	.65
SmartHR, Inc., Series D, preferred shares	5/28/2021	14,344	10,073	.35
Yotpo, Ltd., Series F, preferred shares	2/25/2021	4,748	3,475	.12
Yotpo, Ltd.	3/16/2021	1,418	1,093	.04
Yotpo, Ltd., Series B, preferred shares	3/16/2021	602	464	.02
Yotpo, Ltd., Series C, preferred shares	3/16/2021	573	441	.02
Yotpo, Ltd., Series A-1, preferred shares	3/16/2021	384	296	.01
Yotpo, Ltd., Series A, preferred shares	3/16/2021	187	144	.00
Yotpo, Ltd., Series C-1, preferred shares	3/16/2021	159	122	.00
Yotpo, Ltd., Series D, preferred shares	3/16/2021	89	68	.00
Yotpo, Ltd., Series B-1, preferred shares	3/16/2021	71	55	.00
Outreach Corp., Series G, preferred shares	5/27/2021	4,517	3,515	.12
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares	2/7/2020	6,000	2,052	.07
Total		$82,082	$74,358	2.55%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $96,178,000, which represented 3.29% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $113,417,000, which represented 3.89% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $72,468,000, which represented 2.48% of the net assets of the fund.
[7]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Rate represents the seven-day yield at 6/30/2022.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

American Funds Insurance Series	39

Global Small Capitalization Fund (continued)

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

40	American Funds Insurance Series

Growth Fund
Investment portfolio June 30, 2022	unaudited

Common stocks 94.46%	Shares	Value (000)
Information technology 20.53%
Microsoft Corp.	7,106,878	$1,825,259
Broadcom, Inc.	1,486,641	722,225
ASML Holding NV	635,000	303,345
ASML Holding NV (New York registered) (ADR)	189,937	90,387
Taiwan Semiconductor Manufacturing Company, Ltd.	13,774,000	220,507
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	926,437	75,736
Apple, Inc.	1,610,716	220,217
Visa, Inc., Class A	911,636	179,492
Mastercard, Inc., Class A	510,964	161,199
Salesforce, Inc.[1]	888,000	146,556
ServiceNow, Inc.[1]	294,921	140,241
FleetCor Technologies, Inc.[1]	631,000	132,579
Micron Technology, Inc.	2,394,690	132,378
Wolfspeed, Inc.[1]	1,978,082	125,509
NVIDIA Corp.	805,499	122,106
RingCentral, Inc., Class A1	2,099,303	109,710
Applied Materials, Inc.	1,150,222	104,647
Bill.com Holdings, Inc.[1]	871,600	95,824
Shopify, Inc., Class A, subordinate voting shares[1]	2,843,580	88,833
Tyler Technologies, Inc.[1]	263,200	87,509
MongoDB, Inc., Class A1	324,518	84,212
Fidelity National Information Services, Inc.	884,718	81,102
Cloudflare, Inc., Class A1	1,514,130	66,243
Unity Software, Inc.[1,2]	1,660,000	61,121
Genpact, Ltd.	1,393,000	59,008
MicroStrategy, Inc., Class A1,2	358,514	58,904
Keyence Corp.	165,500	56,574
DocuSign, Inc.[1]	967,514	55,516
Trimble, Inc.[1]	840,920	48,967
Block, Inc., Class A1	749,493	46,064
SK hynix, Inc.	653,000	45,766
GoDaddy, Inc., Class A1	645,081	44,872
Intel Corp.	1,136,000	42,498
Concentrix Corp.	305,551	41,445
Amadeus IT Group SA, Class A, non-registered shares[1]	635,696	35,414
NetApp, Inc.	527,540	34,417
Ceridian HCM Holding, Inc.[1]	712,011	33,521
Silicon Laboratories, Inc.[1]	231,815	32,505
Flex, Ltd.[1]	2,234,300	32,330
Motorola Solutions, Inc.	152,000	31,859
MKS Instruments, Inc.	302,111	31,006
Nuvei Corp., subordinate voting shares[1]	806,616	29,151
Adobe, Inc.[1]	69,034	25,271
Smartsheet, Inc., Class A1	729,700	22,934
Zendesk, Inc.[1]	307,500	22,777
Toast, Inc., Class A1	1,712,718	22,163
Alteryx, Inc., Class A1	402,200	19,475
VeriSign, Inc.[1]	110,053	18,415
TE Connectivity, Ltd.	156,600	17,719
Lam Research Corp.	40,617	17,309
Qualtrics International, Inc., Class A1	1,276,855	15,973
Fiserv, Inc.[1]	164,000	14,591
Ciena Corp.[1]	308,700	14,108
TELUS International (Cda), Inc., subordinate voting shares[1]	533,800	13,382
Enphase Energy, Inc.[1]	62,172	12,138
Globant SA1	57,138	9,942
Kulicke and Soffa Industries, Inc.	151,860	6,501
Stripe, Inc., Class B1,3,4,5	168,598	6,000
SentinelOne, Inc., Class A1	220,600	5,147
		6,400,599

American Funds Insurance Series	41

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 18.92%
Tesla, Inc.[1]	3,682,000	$2,479,533
Amazon.com, Inc.[1]	5,222,200	554,650
Dollar General Corp.	2,185,220	536,340
Home Depot, Inc.	931,000	255,345
D.R. Horton, Inc.	3,324,144	220,025
LVMH Moët Hennessy-Louis Vuitton SE	313,000	190,803
Las Vegas Sands Corp.[1]	5,500,000	184,745
Chipotle Mexican Grill, Inc.[1]	114,237	149,338
Dollar Tree Stores, Inc.[1]	803,915	125,290
Hermès International	94,901	106,115
Booking Holdings, Inc.[1]	60,300	105,464
Airbnb, Inc., Class A1	1,044,500	93,044
Royal Caribbean Cruises, Ltd.[1]	2,282,305	79,675
O’Reilly Automotive, Inc.[1]	116,600	73,663
NVR, Inc.[1]	18,380	73,596
Target Corp.	479,700	67,748
Aramark	1,793,164	54,925
NIKE, Inc., Class B	489,400	50,017
Darden Restaurants, Inc.	433,876	49,080
Caesars Entertainment, Inc.[1]	968,000	37,074
Domino’s Pizza, Inc.	94,000	36,633
Norwegian Cruise Line Holdings, Ltd.[1,2]	3,076,903	34,215
Salvatore Ferragamo SpA[2]	2,174,477	33,498
Polaris, Inc.	280,000	27,798
Floor & Decor Holdings, Inc., Class A1	420,000	26,443
Cie. Financière Richemont SA, Class A	219,805	23,405
Burlington Stores, Inc.[1]	158,707	21,621
LGI Homes, Inc.[1]	248,150	21,564
adidas AG	121,710	21,525
Adient PLC[1]	722,000	21,393
Helen of Troy, Ltd.[1]	112,111	18,208
VF Corp.	408,000	18,021
YETI Holdings, Inc.[1]	405,000	17,524
General Motors Company[1]	490,000	15,562
Etsy, Inc.[1]	202,000	14,788
YUM! Brands, Inc.	129,700	14,722
Hilton Worldwide Holdings, Inc.	128,708	14,343
Aptiv PLC[1]	140,000	12,470
Flutter Entertainment PLC[1]	82,221	8,313
Carvana Co., Class A1,2	210,400	4,751
Arrival Group[1,2]	1,690,300	2,671
Arrival Group[1]	304,769	481
Westwing Group SE, non-registered shares[1,2]	381,550	2,839
		5,899,258

Health care 15.48%
UnitedHealth Group, Inc.	1,709,751	878,179
Regeneron Pharmaceuticals, Inc.[1]	1,220,938	721,733
Intuitive Surgical, Inc.[1]	2,058,000	413,061
Centene Corp.[1]	4,420,730	374,038
Thermo Fisher Scientific, Inc.	532,200	289,134
Alnylam Pharmaceuticals, Inc.[1]	1,879,309	274,097
Vertex Pharmaceuticals, Inc.[1]	879,601	247,863
Seagen, Inc.[1]	1,379,013	244,003
NovoCure, Ltd.[1]	2,388,098	165,973
Eli Lilly and Company	337,300	109,363
Moderna, Inc.[1]	750,000	107,138
CVS Health Corp.	1,034,700	95,875
Pfizer, Inc.	1,675,000	87,820
Edwards Lifesciences Corp.[1]	768,111	73,040
AstraZeneca PLC	550,784	72,411
Gilead Sciences, Inc.	899,185	55,579

42	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Horizon Therapeutics PLC[1]	613,731	$48,951
Verily Life Sciences, LLC[1,3,4,5]	300,178	44,928
Catalent, Inc.[1]	409,100	43,892
Danaher Corp.	165,735	42,017
Molina Healthcare, Inc.[1]	145,723	40,746
Biohaven Pharmaceutical Holding Co., Ltd.[1]	268,400	39,109
Zimmer Biomet Holdings, Inc.	353,900	37,181
Abbott Laboratories	331,012	35,964
Inari Medical, Inc.[1]	502,200	34,145
Humana, Inc.	65,982	30,884
Zoetis, Inc., Class A	160,483	27,585
Align Technology, Inc.[1]	112,000	26,507
Guardant Health, Inc.[1]	482,401	19,460
Mettler-Toledo International, Inc.[1]	16,900	19,414
CRISPR Therapeutics AG1,2	235,087	14,286
Exact Sciences Corp.[1]	341,000	13,432
Oak Street Health, Inc.[1]	806,352	13,256
Ascendis Pharma A/S (ADR)[1]	140,377	13,049
Karuna Therapeutics, Inc.[1]	100,032	12,655
Galapagos NV1	223,566	12,427
DexCom, Inc.[1]	148,800	11,090
Fate Therapeutics, Inc.[1]	417,000	10,333
Ultragenyx Pharmaceutical, Inc.[1]	161,278	9,622
Pacific Biosciences of California, Inc.[1,2]	1,711,590	7,565
Vir Biotechnology, Inc.[1]	282,975	7,207
Sana Biotechnology, Inc.[1,2]	179,600	1,155
		4,826,167

Communication services 14.88%
Meta Platforms, Inc., Class A1	10,118,530	1,631,613
Alphabet, Inc., Class C1	377,972	826,795
Alphabet, Inc., Class A1	111,616	243,240
Netflix, Inc.[1]	3,656,304	639,378
Activision Blizzard, Inc.	3,750,000	291,975
Charter Communications, Inc., Class A1	410,286	192,231
Verizon Communications, Inc.	3,720,000	188,790
Snap, Inc., Class A, nonvoting shares[1]	8,880,711	116,604
ZoomInfo Technologies, Inc.[1]	3,077,300	102,289
Comcast Corp., Class A	2,311,991	90,722
Frontier Communications Parent, Inc.[1]	3,168,010	74,575
T-Mobile US, Inc.[1]	447,940	60,266
Pinterest, Inc., Class A1	1,752,664	31,828
Bumble, Inc., Class A1	1,013,387	28,527
Tencent Holdings, Ltd.	605,000	27,325
Take-Two Interactive Software, Inc.[1]	201,000	24,629
Iridium Communications, Inc.[1]	604,439	22,703
Vimeo, Inc.[1]	3,348,913	20,160
Electronic Arts, Inc.	141,481	17,211
Match Group, Inc.[1]	120,000	8,363
		4,639,224

Industrials 8.17%
TransDigm Group, Inc.[1]	562,400	301,823
Jacobs Engineering Group, Inc.	2,169,000	275,745
Carrier Global Corp.	7,599,761	271,007
Uber Technologies, Inc.[1]	11,166,767	228,472
Delta Air Lines, Inc.[1]	7,215,000	209,019
United Rentals, Inc.[1]	638,400	155,074
Caterpillar, Inc.	676,300	120,895
MTU Aero Engines AG	616,989	112,310
Ryanair Holdings PLC (ADR)[1]	1,500,325	100,897
Ryanair Holdings PLC[1]	96,554	1,141

American Funds Insurance Series	43

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Airbus SE, non-registered shares	955,893	$92,610
Robert Half International, Inc.	1,155,800	86,558
United Airlines Holdings, Inc.[1]	1,695,914	60,069
Dun & Bradstreet Holdings, Inc.[1]	3,869,573	58,160
Middleby Corp.[1]	449,500	56,349
Boeing Company[1]	395,000	54,004
Northrop Grumman Corp.	98,700	47,235
Canadian Pacific Railway, Ltd.	496,000	34,641
BWX Technologies, Inc.	607,600	33,473
Axon Enterprise, Inc.[1]	353,000	32,889
AMETEK, Inc.	253,600	27,868
Waste Connections, Inc.	222,159	27,539
Rockwell Automation	129,246	25,760
HEICO Corp.	195,000	25,568
Armstrong World Industries, Inc.	326,344	24,463
ITT, Inc.	343,000	23,063
L3Harris Technologies, Inc.	90,000	21,753
Advanced Drainage Systems, Inc.	195,343	17,594
Safran SA	142,541	14,073
TuSimple Holdings, Inc., Class A1,2	1,158,932	8,379
		2,548,431

Financials 6.20%
Bank of America Corp.	14,780,700	460,123
S&P Global, Inc.	524,936	176,935
First Republic Bank	1,029,156	148,404
Capital One Financial Corp.	1,399,000	145,762
KKR & Co., Inc.	2,218,594	102,699
SVB Financial Group[1]	246,315	97,292
Western Alliance Bancorporation	1,071,775	75,667
Apollo Asset Management, Inc.	1,557,942	75,529
T. Rowe Price Group, Inc.	642,000	72,938
Wells Fargo & Company	1,735,200	67,968
Tradeweb Markets, Inc., Class A	922,410	62,954
Marsh & McLennan Companies, Inc.	403,461	62,637
MSCI, Inc.	146,390	60,335
Signature Bank	301,426	54,019
Blackstone, Inc., nonvoting shares	360,000	32,843
Aon PLC, Class A	110,000	29,665
Blue Owl Capital, Inc., Class A	2,891,712	29,004
Brookfield Asset Management, Inc., Class A	585,103	26,020
CME Group, Inc., Class A	121,648	24,901
Ryan Specialty Holdings, Inc., Class A1	611,300	23,957
Arch Capital Group, Ltd.[1]	458,700	20,866
American International Group, Inc.	386,130	19,743
Intercontinental Exchange, Inc.	209,648	19,715
Ares Management Corp., Class A	310,500	17,655
Trupanion, Inc.[1]	287,655	17,334
Goosehead Insurance, Inc., Class A	211,148	9,643
		1,934,608

Energy 4.97%
Halliburton Company	12,143,661	380,825
Canadian Natural Resources, Ltd. (CAD denominated)	6,840,000	367,560
Cenovus Energy, Inc. (CAD denominated)	14,694,800	279,580
EQT Corp.	2,268,000	78,019
Tourmaline Oil Corp.[2]	1,408,700	73,248
Pioneer Natural Resources Company	328,000	73,170
EOG Resources, Inc.	574,314	63,427
Suncor Energy, Inc.	1,747,125	61,296
ConocoPhillips	651,015	58,468
Coterra Energy, Inc.	1,275,197	32,888

44	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
MEG Energy Corp.[1]	2,365,000	$32,741
Chesapeake Energy Corp.	255,400	20,713
Range Resources Corp.[1]	823,000	20,369
Equitrans Midstream Corp.	936,942	5,959
		1,548,263

Materials 2.58%
Wheaton Precious Metals Corp.	3,674,000	132,374
Grupo México, SAB de CV, Series B	25,356,800	104,998
Vale SA, ordinary nominative shares (ADR)	7,130,772	104,323
Linde PLC	319,392	91,835
Barrick Gold Corp.	4,447,467	78,676
CF Industries Holdings, Inc.	703,000	60,268
Royal Gold, Inc.	517,000	55,205
Franco-Nevada Corp.	390,000	51,301
Allegheny Technologies, Inc.[1]	2,070,860	47,029
LyondellBasell Industries NV	343,500	30,043
Sherwin-Williams Company	69,458	15,552
Summit Materials, Inc., Class A1	561,313	13,073
Ball Corp.	145,200	9,986
Nutrien, Ltd. (CAD denominated)	58,971	4,696
Mosaic Co.	78,919	3,728
		803,087

Consumer staples 2.20%
Costco Wholesale Corp.	253,000	121,258
British American Tobacco PLC	2,768,763	118,622
Constellation Brands, Inc., Class A	427,912	99,729
Monster Beverage Corp.[1]	985,000	91,309
Altria Group, Inc.	2,062,600	86,155
Archer Daniels Midland Company	784,800	60,900
Estée Lauder Companies, Inc., Class A	211,111	53,764
Molson Coors Beverage Company, Class B, restricted voting shares	608,423	33,165
Philip Morris International, Inc.	201,113	19,858
		684,760

Utilities 0.42%
PG&E Corp.[1]	7,077,065	70,629
CenterPoint Energy, Inc.	855,797	25,315
AES Corp.	1,085,884	22,814
Edison International	199,191	12,597
		131,355

Real estate 0.11%
Equinix, Inc. REIT	51,784	34,023

Total common stocks (cost: $19,846,265,000)		29,449,775

Preferred securities 0.19%
Information technology 0.16%
PsiQuantum Corp., Series D, preferred shares[1,3,4,5]	906,761	23,781
Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	21,266
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4,5]	406,310	3,295
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4,5]	52,656	1,874
		50,216

Industrials 0.03%
ABL Space Systems Co., Series B2, preferred shares[1,3,4,5]	153,713	8,885

Total preferred securities (cost: $65,451,000)		59,101

American Funds Insurance Series	45

Growth Fund (continued)

Convertible bonds & notes 0.02%	Principal amount (000)		Value (000)
Consumer staples 0.01%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2025[3,4,5,6]	USD	44,875	$4,115
			4,115

Industrials 0.01%
Einride AB, convertible notes, 7.00% 2023[3,4,5]		2,500	2,969
			2,969

Total convertible bonds & notes (cost: $45,836,000)			7,084

Short-term securities 5.23%		Shares
Money market investments 4.99%
Capital Group Central Cash Fund 1.38%[7,8]		15,555,891	1,555,278

Money market investments purchased with collateral from securities on loan 0.24%
Capital Group Central Cash Fund 1.38%[7,8,9]		206,977	20,693
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[7,9]		10,925,949	10,926
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[7,9]		10,346,758	10,347
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[7,9]		10,346,758	10,347
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[7,9]		10,346,758	10,347
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[7,9]		10,346,758	10,346
			73,006
Total short-term securities (cost: $1,628,508,000)			1,628,284
Total investment securities 99.90% (cost: $21,586,060,000)			31,144,244
Other assets less liabilities 0.10%			31,927

Net assets 100.00%			$31,176,171

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 5.06%
Money market investments 4.99%
Capital Group Central Cash Fund 1.38%[7]	$1,610,187	$2,905,660		$2,960,150	$1	$(420)	$1,555,278	$3,145
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 1.38%[7,9]	20,304	389	[10]				20,693	—	[11]
Total short-term securities							1,575,971
Total 5.06%					$1	$(420)	$1,575,971	$3,145

46	American Funds Insurance Series

Growth Fund (continued)

Private placement securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Verily Life Sciences, LLC	12/21/2018	$37,000	$44,928	.14%
PsiQuantum Corp., Series D, preferred shares	5/28/2021	23,781	23,781	.08
ABL Space Systems Co., Series B2, preferred shares	10/22/2021	10,452	8,885	.03
Stripe, Inc., Class B	5/6/2021	6,766	6,000	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares	3/15/2021	2,113	1,874	.01
JUUL Labs, Inc., convertible notes, 7.00% PIK 2025	2/3/2020-5/3/2022	43,336	4,115	.01
Tipalti Solutions, Ltd., Series F, preferred shares	12/1/2021	6,956	3,295	.01
Einride AB, convertible notes, 7.00% 2023	1/7/2022	2,500	2,969	.01
Total		$132,904	$95,847	.31%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $78,405,000, which represented .25% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $95,847,000, which represented .31% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Rate represents the seven-day yield at 6/30/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	47

International Fund
Investment portfolio June 30, 2022	unaudited

Common stocks 85.49%	Shares	Value (000)
Industrials 13.12%
Airbus SE, non-registered shares	1,707,475	$165,425
Recruit Holdings Co., Ltd.	3,491,309	102,799
Melrose Industries PLC	36,613,980	66,722
Safran SA	579,000	57,163
Ryanair Holdings PLC (ADR)[1]	535,700	36,026
Ryanair Holdings PLC[1]	191,358	2,261
SMC Corp.	77,100	34,362
Siemens AG	331,702	33,749
MTU Aero Engines AG	182,000	33,129
DSV A/S	230,223	32,152
ASSA ABLOY AB, Class B	1,452,142	30,846
NIBE Industrier AB, Class B	3,878,804	29,120
Ashtead Group PLC	645,000	27,002
International Container Terminal Services, Inc.	7,953,240	26,615
Grab Holdings, Ltd., Class A1	9,470,179	23,960
Kingspan Group PLC	384,796	23,146
Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	23,133
Aena SME, SA, non-registered shares[1]	175,000	22,236
ZTO Express (Cayman), Inc., Class A (ADR)	685,354	18,813
Brenntag SE	222,191	14,460
CCR SA, ordinary nominative shares	5,580,000	13,360
Rumo SA	4,301,900	13,127
Airports of Thailand PCL, foreign registered shares[1]	5,078,900	10,215
Diploma PLC	335,900	9,110
Fluidra, SA, non-registered shares	432,985	8,775
Thales SA	70,763	8,680
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,073,434	8,511
LIXIL Corp.	441,700	8,269
BAE Systems PLC	617,024	6,236
Techtronic Industries Co., Ltd.	437,500	4,564
		893,966

Information technology 11.40%
Taiwan Semiconductor Manufacturing Company, Ltd.	6,501,000	104,074
ASML Holding NV	205,218	98,034
Shopify, Inc., Class A, subordinate voting shares[1]	2,665,310	83,264
Nice, Ltd. (ADR)[1]	397,150	76,431
Nomura Research Institute, Ltd.	2,761,500	73,474
SK hynix, Inc.	826,941	57,957
Fujitsu, Ltd.	345,900	43,250
Samsung Electronics Co., Ltd.	631,500	27,723
NXP Semiconductors NV	173,200	25,639
Keyence Corp.	64,200	21,946
Infineon Technologies AG	728,000	17,616
STMicroelectronics NV2	539,236	16,953
Atlassian Corp. PLC, Class A1	78,500	14,711
Silergy Corp.	176,000	14,177
Suse SA1,2	576,586	13,088
TELUS International (Cda), Inc., subordinate voting shares[1]	499,900	12,532
OBIC Co., Ltd.	83,700	11,838
Kingdee International Software Group Co., Ltd.[1]	4,786,000	11,223
Delta Electronics, Inc.	1,408,000	10,489
Hexagon AB, Class B	925,700	9,615
ASM International NV	31,648	7,913
Constellation Software, Inc.	5,300	7,868
Canva, Inc.[1,3,4,5]	4,819	7,357
PagSeguro Digital, Ltd., Class A1	426,548	4,368
Block, Inc., Class A (CDI)[1]	45,372	2,834
StoneCo, Ltd., Class A1	317,126	2,442
		776,816

48	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 11.36%
Kotak Mahindra Bank, Ltd.	8,323,107	$175,067
AIA Group, Ltd.	12,210,576	132,348
ABN AMRO Bank NV	10,182,910	114,342
HDFC Bank, Ltd.	2,292,812	39,137
HDFC Bank, Ltd. (ADR)	277,000	15,224
Aegon NV2	12,263,736	53,052
CaixaBank, SA	14,195,517	49,344
ING Groep NV	2,815,632	27,828
Bajaj Finance, Ltd.	396,342	27,104
Nu Holdings, Ltd., Class A1,2	6,890,117	25,769
Futu Holdings, Ltd. (ADR)[1,2]	440,706	23,009
KBC Groep NV	406,187	22,790
XP, Inc., Class A1	963,259	17,300
FinecoBank SpA	1,211,135	14,494
Ping An Insurance (Group) Company of China, Ltd., Class H	898,500	6,109
Ping An Insurance (Group) Company of China, Ltd., Class A	817,263	5,700
B3 SA-Brasil, Bolsa, Balcao	4,413,000	9,242
Allfunds Group PLC	1,158,708	8,937
Bajaj Finserv, Ltd.	50,931	7,050
		773,846

Health care 11.06%
Daiichi Sankyo Company, Ltd.	9,080,408	230,022
Olympus Corp.	5,808,100	116,714
WuXi Biologics (Cayman), Inc.[1]	12,609,300	115,378
Grifols, SA, Class A, non-registered shares[1,2]	2,451,598	46,335
Grifols, SA, Class B (ADR)[1]	793,690	9,429
Bayer AG	841,261	50,004
Siemens Healthineers AG	833,668	42,363
WuXi AppTec Co., Ltd., Class A	2,367,360	36,775
WuXi AppTec Co., Ltd., Class H	312,000	4,155
Merck KGaA	110,400	18,627
M3, Inc.	644,835	18,526
HOYA Corp.	198,300	16,932
Hapvida Participacoes e Investimentos SA1	9,734,853	10,175
Insulet Corp.[1]	46,653	10,167
Alcon, Inc.	133,937	9,355
CanSino Biologics, Inc., Class H2	729,200	7,467
bioMérieux SA	58,300	5,694
Ambu AS, Class B, non-registered shares[2]	545,233	5,294
		753,412

Energy 9.56%
Reliance Industries, Ltd.[1]	9,435,600	310,127
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	6,724,576	78,543
Neste OYJ	1,756,952	77,772
TotalEnergies SE	1,147,298	60,560
Canadian Natural Resources, Ltd. (CAD denominated)	818,700	43,994
Woodside Energy Group, Ltd.	1,967,852	43,249
Cenovus Energy, Inc. (CAD denominated)	1,190,000	22,641
Shell PLC (GBP denominated)	573,839	14,907
		651,793

Materials 9.23%
First Quantum Minerals, Ltd.	10,951,800	207,771
Fortescue Metals Group, Ltd.	11,257,992	136,223
Vale SA, ordinary nominative shares (ADR)	6,886,607	100,751
Vale SA, ordinary nominative shares	770,681	11,274
Linde PLC (EUR denominated)[2]	135,800	38,986
Linde PLC	35,287	10,146
Shin-Etsu Chemical Co., Ltd.	395,300	44,576
Wacker Chemie AG	147,773	21,309

American Funds Insurance Series	49

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Ivanhoe Mines, Ltd., Class A1	3,403,051	$19,590
JSR Corp.	379,200	9,838
Koninklijke DSM NV	55,354	7,953
Yunnan Energy New Material Co., Ltd., Class A	196,300	7,344
Akzo Nobel NV	107,048	7,025
BASF SE	136,760	5,951
		628,737

Consumer discretionary 8.85%
MercadoLibre, Inc.[1]	132,887	84,632
Evolution AB	916,701	83,348
Sony Group Corp.	920,500	75,272
Galaxy Entertainment Group, Ltd.	9,204,000	54,895
Ferrari NV (EUR denominated)	254,543	46,734
LVMH Moët Hennessy-Louis Vuitton SE	72,682	44,306
Maruti Suzuki India, Ltd.	303,300	32,533
Alibaba Group Holding, Ltd. (ADR)[1]	213,000	24,214
Alibaba Group Holding, Ltd.[1]	414,200	5,907
Kering SA	53,565	27,511
JD.com, Inc., Class A (ADR)	239,660	15,391
JD.com, Inc., Class A	266,775	8,595
Entain PLC[1]	1,560,453	23,649
Coupang, Inc., Class A1	1,509,600	19,247
Flutter Entertainment PLC[1]	158,674	16,043
EssilorLuxottica	80,200	12,010
InterContinental Hotels Group PLC	155,468	8,232
Bandai Namco Holdings, Inc.	108,742	7,677
Aptiv PLC[1]	84,000	7,482
On Holding AG, Class A1	308,680	5,461
		603,139

Consumer staples 4.49%
Kweichow Moutai Co., Ltd., Class A	224,223	68,496
Danone SA	878,392	49,026
British American Tobacco PLC	911,000	39,030
Treasury Wine Estates, Ltd.	4,562,804	35,747
Seven & i Holdings Co., Ltd.	864,100	33,544
Kobe Bussan Co., Ltd.	754,900	18,500
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,653,503	15,439
CP ALL PCL, foreign registered shares	9,053,300	15,388
Nestlé SA	78,463	9,159
Chocoladefabriken Lindt & Sprüngli AG	80	8,388
Shiseido Company, Ltd.	179,400	7,201
Dabur India, Ltd.	933,875	5,865
		305,783

Communication services 3.50%
Bharti Airtel, Ltd.[1]	12,732,125	110,429
Bharti Airtel, Ltd., interim shares[1]	836,308	3,203
Universal Music Group NV	1,312,633	26,320
Sea, Ltd., Class A (ADR)[1]	357,779	23,921
Informa PLC[1]	3,630,108	23,367
Ubisoft Entertainment SA1	518,403	22,763
Singapore Telecommunications, Ltd.	5,800,500	10,563
Vivendi SE	907,392	9,220
SoftBank Group Corp.	224,200	8,650
Yandex NV, Class A1,3,4	313,000	—	[6]
		238,436

Utilities 2.24%
ENN Energy Holdings, Ltd.	9,285,300	152,530

50	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate 0.68%
ESR Group, Ltd.[1]	14,852,600	$40,128
Ayala Land, Inc.	13,552,800	6,285
		46,413

Total common stocks (cost: $5,416,609,000)		5,824,871

Preferred securities 0.78%
Health care 0.40%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	26,892

Energy 0.23%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,980,131	15,905

Financials 0.14%
Itaú Unibanco Holding SA, preferred nominative shares	2,246,000	9,729

Information technology 0.01%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4,5]	422	644
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4,5]	18	27
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4,5]	1	2
		673

Total preferred securities (cost: $70,947,000)		53,199

Rights & warrants 0.24%
Health care 0.24%
WuXi AppTec Co., Ltd., Class A, warrants, expire 2022[1,3,7]	1,075,200	16,702

Total rights & warrants (cost: $20,683,000)		16,702

Short-term securities 14.40%
Money market investments 13.41%
Capital Group Central Cash Fund 1.38%[8,9]	9,140,101	913,827

Money market investments purchased with collateral from securities on loan 0.99%
Capital Group Central Cash Fund 1.38%[8,9,10]	190,714	19,067
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[8,10]	10,067,468	10,067
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[8,10]	9,533,786	9,534
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[8,10]	9,533,786	9,534
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[8,10]	9,533,786	9,534
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[8,10]	9,533,786	9,534
		67,270

Total short-term securities (cost: $981,221,000)		981,097
Total investment securities 100.91% (cost: $6,489,460,000)		6,875,869
Other assets less liabilities (0.91)%		(62,255)

Net assets 100.00%		$6,813,614

American Funds Insurance Series	51

International Fund (continued)

Investments in affiliates9

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 13.69%
Money market investments 13.41%
Capital Group Central Cash Fund 1.38%[8]	$977,398	$1,096,883	$1,160,244		$20	$(230)	$913,827	$1,992
Money market investments purchased with collateral from securities on loan 0.28%
Capital Group Central Cash Fund 1.38%[8,10]	34,059		14,992	[11]			19,067	—	[12]
Total short-term securities							932,894
Total 13.69%					$20	$(230)	$932,894	$1,992

Private placement securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Canva, Inc.	8/26/2021-11/4/2021	$8,215	$7,357	.11%
Canva, Inc., Series A, noncumulative preferred shares	11/4/2021	719	644	.01
Canva, Inc., Series A-3, noncumulative preferred shares	11/4/2021	31	27	.00
Canva, Inc., Series A-4, noncumulative preferred shares	11/4/2021	2	2	.00
Total		$8,967	$8,030	.12%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $71,916,000, which represented 1.06% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $24,732,000, which represented .36% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,702,000, which represented .25% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 6/30/2022.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds

Refer to the notes to financial statements.

52	American Funds Insurance Series

New World Fund
Investment portfolio June 30, 2022	unaudited

Common stocks 85.69%	Shares	Value (000)
Information technology 15.68%
Microsoft Corp.	398,934	$102,458
Taiwan Semiconductor Manufacturing Company, Ltd.	4,004,000	64,100
Broadcom, Inc.	52,546	25,527
Micron Technology, Inc.	453,986	25,096
ASML Holding NV	51,193	24,455
Wolfspeed, Inc.[1]	340,065	21,577
Adobe, Inc.[1]	51,971	19,024
Tata Consultancy Services, Ltd.	427,278	17,677
Apple, Inc.	129,278	17,675
Mastercard, Inc., Class A	48,408	15,272
Silergy Corp.	181,094	14,587
Visa, Inc., Class A	52,549	10,346
PagSeguro Digital, Ltd., Class A1	922,834	9,450
Samsung Electronics Co., Ltd.	207,833	9,124
NVIDIA Corp.	55,678	8,440
Keyence Corp.	24,600	8,409
EPAM Systems, Inc.[1]	26,998	7,958
TELUS International (Cda), Inc., subordinate voting shares[1]	294,869	7,392
Network International Holdings PLC[1]	2,797,596	6,430
Accenture PLC, Class A	21,156	5,874
Nokia Corp.	1,149,271	5,347
SAP SE	56,875	5,181
Tokyo Electron, Ltd.	15,500	5,061
Flat Glass Group Co., Ltd., Class H1,2	1,420,000	4,995
Edenred SA	102,606	4,835
Nice, Ltd. (ADR)[1]	24,926	4,797
Kingdee International Software Group Co., Ltd.[1]	1,904,000	4,465
MediaTek, Inc.	154,000	3,372
Halma PLC	107,927	2,639
Trimble, Inc.[1]	42,730	2,488
SK hynix, Inc.	34,099	2,390
ON Semiconductor Corp.[1]	46,661	2,347
Amadeus IT Group SA, Class A, non-registered shares[1]	39,769	2,215
Advanced Micro Devices, Inc.[1]	27,588	2,110
DLocal, Ltd., Class A1	78,185	2,052
Logitech International SA	38,622	2,018
Cognizant Technology Solutions Corp., Class A	27,762	1,874
Infosys, Ltd.	96,230	1,781
Applied Materials, Inc.	19,121	1,740
PayPal Holdings, Inc.[1]	24,259	1,694
StoneCo, Ltd., Class A1	208,228	1,603
FleetCor Technologies, Inc.[1]	7,609	1,599
KLA Corp.	4,986	1,591
Hexagon AB, Class B	105,226	1,093
Globant SA1	6,239	1,086
Hamamatsu Photonics KK	27,200	1,056
Euronet Worldwide, Inc.[1]	10,178	1,024
Hundsun Technologies, Inc., Class A	150,377	978
MKS Instruments, Inc.	8,486	871
Coforge, Ltd.	18,403	825
Autodesk, Inc.[1]	4,715	811
VeriSign, Inc.[1]	4,446	744
Infineon Technologies AG	26,555	643
Atlassian Corp. PLC, Class A1	3,424	642
Canva, Inc.[1,3,4,5]	385	588
Fabrinet, non-registered shares[1]	6,992	567
Intel Corp.	3,575	134
		500,127

American Funds Insurance Series	53

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 11.95%
Kotak Mahindra Bank, Ltd.	3,010,627	$63,325
AIA Group, Ltd.	3,976,200	43,097
Ping An Insurance (Group) Company of China, Ltd., Class H	4,121,344	28,021
HDFC Bank, Ltd.	1,260,295	21,512
B3 SA-Brasil, Bolsa, Balcao	10,216,738	21,396
Capitec Bank Holdings, Ltd.	170,562	20,781
Bajaj Finance, Ltd.	256,491	17,540
Industrial and Commercial Bank of China, Ltd., Class H	23,013,000	13,667
AU Small Finance Bank, Ltd.	1,514,002	11,344
Banco Bilbao Vizcaya Argentaria, SA	2,164,760	9,824
PB Fintech, Ltd.[1]	1,162,870	8,437
Nu Holdings, Ltd., Class A1	2,004,606	7,497
ICICI Bank, Ltd. (ADR)	300,062	5,323
ICICI Bank, Ltd.	240,154	2,151
Discovery, Ltd.[1]	921,680	7,257
China Merchants Bank Co., Ltd., Class H	1,045,500	6,995
S&P Global, Inc.	20,318	6,848
UniCredit SpA	682,154	6,480
XP, Inc., Class A1	341,304	6,130
Hong Kong Exchanges and Clearing, Ltd.	117,600	5,785
Bank Rakyat Indonesia (Persero) Tbk PT	20,501,900	5,711
Eurobank Ergasias Services and Holdings SA1	6,082,762	5,375
Moody’s Corp.	17,945	4,881
Postal Savings Bank of China Co., Ltd., Class H	6,062,000	4,813
Société Générale	207,077	4,533
East Money Information Co., Ltd., Class A	1,153,656	4,377
Lufax Holding, Ltd. (ADR)	687,300	4,124
Alpha Services and Holdings SA1	4,683,510	4,084
Aon PLC, Class A	10,856	2,928
Bank Mandiri (Persero) Tbk PT	5,279,900	2,809
Standard Bank Group, Ltd.	290,750	2,773
Canara Bank	1,185,969	2,722
Bajaj Finserv, Ltd.	18,250	2,526
Fairfax Financial Holdings, Ltd., subordinate voting shares	4,711	2,496
Bank Central Asia Tbk PT	5,066,200	2,466
DBS Group Holdings, Ltd.	111,373	2,379
HDFC Life Insurance Company, Ltd.	337,705	2,352
Futu Holdings, Ltd. (ADR)[1,2]	41,701	2,177
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,385,817	1,414
China Construction Bank Corp., Class H	2,059,000	1,383
TISCO Financial Group PCL, foreign registered shares	343,800	862
Grupo Financiero Banorte, SAB de CV, Series O	85,744	478
TCS Group Holding PLC (GDR)[1,3,4]	78,482	—	[6]
Moscow Exchange MICEX-RTS PJSC[1,3,4]	438,203	—	[6]
Sberbank of Russia PJSC[1,3,4,7]	2,662,164	—	[6]
		381,073

Health care 11.67%
Thermo Fisher Scientific, Inc.	73,249	39,795
Eli Lilly and Company	99,900	32,391
Abbott Laboratories	232,881	25,302
Novo Nordisk A/S, Class B	209,543	23,241
WuXi Biologics (Cayman), Inc.[1]	2,445,600	22,378
AstraZeneca PLC	149,534	19,659
WuXi AppTec Co., Ltd., Class A	809,559	12,576
WuXi AppTec Co., Ltd., Class H	491,300	6,543
PerkinElmer, Inc.	124,925	17,767
Danaher Corp.	60,094	15,235
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,512,188	13,919
Carl Zeiss Meditec AG, non-registered shares[2]	100,330	11,976
BeiGene, Ltd. (ADR)[1]	65,037	10,526

54	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
BeiGene, Ltd., Class H1,2	49,700	$624
Laurus Labs, Ltd.	1,762,486	10,371
CanSino Biologics, Inc., Class H	996,718	10,206
Shionogi & Co., Ltd.	183,000	9,246
CSL, Ltd.	49,605	9,213
Pfizer, Inc.	174,518	9,150
Olympus Corp.	398,800	8,014
Hypera SA, ordinary nominative shares	1,020,998	7,421
Hapvida Participacoes e Investimentos SA1	6,522,586	6,817
Zoetis, Inc., Class A	33,143	5,697
Pharmaron Beijing Co., Ltd., Class A	340,250	4,839
Pharmaron Beijing Co., Ltd., Class H	26,850	269
Siemens Healthineers AG	82,699	4,202
Rede D’Or Sao Luiz SA	756,718	4,190
Hutchmed China, Ltd.[1,2]	808,232	1,992
Hutchmed China, Ltd. (ADR)[1]	150,024	1,896
Legend Biotech Corp. (ADR)[1]	65,903	3,625
Straumann Holding AG	29,438	3,535
Grifols, SA, Class A, non-registered shares[1]	155,398	2,937
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	248,351	1,868
OdontoPrev SA, ordinary nominative shares	1,044,247	1,866
Align Technology, Inc.[1]	7,775	1,840
Mettler-Toledo International, Inc.[1]	1,508	1,732
Angelalign Technology, Inc.	85,000	1,703
Medtronic PLC	16,413	1,473
Asahi Intecc Co., Ltd.	91,800	1,386
Genus PLC	40,970	1,251
Innovent Biologics, Inc.[1]	220,000	978
Merck KGaA	5,502	928
Hangzhou Tigermed Consulting Co., Ltd., Class A	50,871	870
Zai Lab, Ltd. (ADR)[1]	16,060	557
Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	278
		372,282

Consumer discretionary 10.52%
LVMH Moët Hennessy-Louis Vuitton SE	60,448	36,849
MercadoLibre, Inc.[1]	35,216	22,428
General Motors Company[1]	699,053	22,202
Hermès International	17,033	19,046
Galaxy Entertainment Group, Ltd.	2,970,000	17,714
Li Ning Co., Ltd.	1,835,501	17,006
Evolution AB	179,821	16,350
EssilorLuxottica	85,613	12,821
Trip.com Group, Ltd. (ADR)[1]	409,020	11,228
XPeng, Inc., Class A1,2	663,978	10,696
Midea Group Co., Ltd., Class A	1,104,055	9,960
JD.com, Inc., Class A	240,530	7,749
Kering SA	14,088	7,236
YUM! Brands, Inc.	63,025	7,154
Huazhu Group, Ltd. (ADR)	181,055	6,898
Zhongsheng Group Holdings, Ltd.	885,500	6,246
Cie. Financière Richemont SA, Class A	58,126	6,189
Booking Holdings, Inc.[1]	3,215	5,623
Alibaba Group Holding, Ltd.[1]	382,972	5,461
Astra International Tbk PT	12,241,400	5,444
Americanas SA, ordinary nominative shares	2,105,517	5,403
NIKE, Inc., Class B	52,547	5,370
Jumbo SA	367,791	5,342
Tesla, Inc.[1]	7,065	4,758
Pop Mart International Group, Ltd.	980,400	4,735
Industria de Diseño Textil, SA	206,902	4,681
Marriott International, Inc., Class A	32,868	4,470

American Funds Insurance Series	55

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
JD Health International, Inc.[1]	523,450	$4,106
Titan Co., Ltd.	158,667	3,900
IDP Education, Ltd.	218,530	3,593
China MeiDong Auto Holdings, Ltd.	950,000	2,990
Lear Corp.	23,098	2,908
Maruti Suzuki India, Ltd.	24,639	2,643
Samsonite International SA1	1,322,400	2,632
Airbnb, Inc., Class A1	27,875	2,483
InterContinental Hotels Group PLC	42,267	2,238
Aptiv PLC[1]	24,637	2,194
Prosus NV, Class N	31,819	2,083
Entain PLC[1]	118,320	1,793
Inchcape PLC	202,422	1,714
Shangri-La Asia, Ltd.[1]	2,024,000	1,641
Fast Retailing Co., Ltd.	2,700	1,414
Melco Resorts & Entertainment, Ltd. (ADR)[1]	237,753	1,367
FSN E-Commerce Ventures, Ltd.[1]	68,803	1,226
Naspers, Ltd., Class N	7,089	1,032
Gree Electric Appliances, Inc. of Zhuhai, Class A	150,246	757
Stellantis NV	61,093	754
adidas AG	4,196	742
Flutter Entertainment PLC[1]	6,950	703
Levi Strauss & Co., Class A	42,463	693
Jiumaojiu International Holdings, Ltd.[2]	239,000	635
Cyrela Brazil Realty SA, ordinary nominative shares	117,858	266
Ozon Holdings PLC (ADR)[1,3,4]	209,599	—	[6]
		335,566

Industrials 8.88%
Airbus SE, non-registered shares	375,800	36,409
IMCD NV	130,844	17,956
Shenzhen Inovance Technology Co., Ltd., Class A	1,466,674	14,432
General Electric Co.	215,458	13,718
DSV A/S	96,469	13,472
Safran SA	128,904	12,726
International Container Terminal Services, Inc.	3,767,720	12,608
Copa Holdings, SA, Class A1	189,059	11,981
Larsen & Toubro, Ltd.	594,628	11,733
Rumo SA	3,508,073	10,705
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,393,424	9,825
Grab Holdings, Ltd., Class A1	3,233,079	8,180
Suzhou Maxwell Technologies Co., Ltd., Class A	98,600	7,230
Caterpillar, Inc.	39,829	7,120
CCR SA, ordinary nominative shares	2,717,276	6,506
TransDigm Group, Inc.[1]	10,219	5,484
Contemporary Amperex Technology Co., Ltd., Class A	67,047	5,348
Nidec Corp.	84,200	5,200
Thales SA	38,118	4,676
Carrier Global Corp.	120,077	4,282
InPost SA1,2	729,246	4,228
Daikin Industries, Ltd.	26,000	4,168
Wizz Air Holdings PLC[1]	191,404	4,087
Raytheon Technologies Corp.	42,230	4,059
ZTO Express (Cayman), Inc., Class A (ADR)	136,462	3,746
Centre Testing International Group Co., Ltd.	978,596	3,393
Boeing Company[1]	24,587	3,362
SMC Corp.	7,300	3,253
Spirax-Sarco Engineering PLC	25,418	3,056
Ryanair Holdings PLC (ADR)[1]	42,600	2,865
Interpump Group SpA	73,018	2,784
AirTAC International Group[1]	74,000	2,466
Hitachi, Ltd.	49,300	2,339

56	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Bureau Veritas SA	87,556	$2,243
Epiroc AB, Class B	158,534	2,142
Mitsubishi Heavy Industries, Ltd.	58,500	2,046
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	144,377	2,011
ABB, Ltd.	74,036	1,974
Bharat Electronics, Ltd.	627,525	1,860
Havells India, Ltd.	127,229	1,769
Siemens AG	15,401	1,567
Haitian International Holdings, Ltd.	509,000	1,301
Atlas Copco AB, Class B	136,812	1,144
Experian PLC	27,683	811
China Merchants Port Holdings Co., Ltd.	272,000	462
Hefei Meyer Optoelectronic Technology, Inc., Class A	126,100	408
		283,135

Materials 7.76%
Vale SA, ordinary nominative shares	1,749,384	25,592
Vale SA, ordinary nominative shares (ADR)	1,614,308	23,617
First Quantum Minerals, Ltd.	1,631,131	30,945
Freeport-McMoRan, Inc.	771,837	22,584
Asian Paints, Ltd.	583,858	19,926
Sika AG	64,792	14,931
Albemarle Corp.	70,823	14,801
Linde PLC	47,848	13,758
Pidilite Industries, Ltd.	429,669	11,371
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	861,793	6,626
Sociedad Química y Minera de Chile SA, Class B (ADR)	62,332	5,207
Givaudan SA	1,416	4,979
LANXESS AG	137,274	4,917
Wacker Chemie AG	34,003	4,903
Barrick Gold Corp.	271,788	4,808
Shin-Etsu Chemical Co., Ltd.	41,300	4,657
Yunnan Energy New Material Co., Ltd., Class A	124,100	4,643
Shandong Sinocera Functional Material Co., Ltd., Class A	575,500	3,088
Fresnillo PLC	300,858	2,808
SKSHU Paint Co., Ltd., Class A1	141,065	2,727
Loma Negra Compania Industrial Argentina SA (ADR)	530,050	2,693
SIG Group AG	92,597	2,039
Amcor PLC (CDI)	151,073	1,881
Arkema SA	20,250	1,802
CCL Industries, Inc., Class B, nonvoting shares	37,100	1,754
Koninklijke DSM NV	12,188	1,751
Nutrien, Ltd.	16,357	1,303
OCI NV	37,480	1,236
Corteva, Inc.	19,843	1,074
Umicore SA	27,264	952
Glencore PLC	166,729	903
Celanese Corp.	7,208	848
Anglo American PLC	19,828	709
BASF SE	13,092	570
Impala Platinum Holdings, Ltd.	51,110	569
Navin Fluorine International, Ltd.	10,286	476
Polymetal International PLC	76,572	169
Alrosa PJSC[3,4]	1,123,215	—	[6]
		247,617

Consumer staples 6.83%
Kweichow Moutai Co., Ltd., Class A	197,607	60,366
ITC, Ltd.	4,202,675	14,555
Bunge, Ltd.	154,489	14,011
Constellation Brands, Inc., Class A	50,621	11,798
Nestlé SA	94,775	11,063

American Funds Insurance Series	57

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Anheuser-Busch InBev SA/NV	184,861	$9,950
British American Tobacco PLC	204,480	8,760
Japan Tobacco, Inc.[2]	420,300	7,267
Philip Morris International, Inc.	64,416	6,360
Carlsberg A/S, Class B	49,429	6,296
Wuliangye Yibin Co., Ltd., Class A	199,771	6,026
Pernod Ricard SA	32,594	5,988
Monster Beverage Corp.[1]	62,896	5,830
Varun Beverages, Ltd.	522,753	5,233
Raia Drogasil SA, ordinary nominative shares	1,406,218	5,159
Kimberly-Clark de México, SAB de CV, ordinary participation certificates, Class A2	3,747,683	5,075
Foshan Haitian Flavouring and Food Co., Ltd., Class A	314,996	4,252
Avenue Supermarts, Ltd.[1]	98,499	4,248
Dabur India, Ltd.	499,893	3,139
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	502,900	2,926
Arca Continental, SAB de CV	404,001	2,662
L’Oréal SA, non-registered shares	6,365	2,196
Mondelez International, Inc.	32,465	2,016
Proya Cosmetics Co., Ltd., Class A	80,420	1,984
Danone SA	34,906	1,948
Monde Nissin Corp.[1]	8,193,900	1,937
United Spirits, Ltd.[1]	158,456	1,524
Reckitt Benckiser Group PLC	19,968	1,500
Unilever PLC (EUR denominated)	30,374	1,379
Uni-Charm Corp.	23,900	800
Heineken NV	5,989	546
Shiseido Company, Ltd.	11,200	450
Diageo PLC	9,646	415
X5 Retail Group NV (GDR)[3,4]	88,147	—	[6]
		217,659

Communication services 4.86%
Alphabet, Inc., Class C1	16,377	35,824
Alphabet, Inc., Class A1	3,933	8,571
Tencent Holdings, Ltd.	389,500	17,592
Meta Platforms, Inc., Class A1	101,985	16,445
América Móvil, SAB de CV, Series L (ADR)	709,818	14,501
Bharti Airtel, Ltd.[1]	1,599,162	13,870
Bharti Airtel, Ltd., interim shares[1]	80,154	307
Sea, Ltd., Class A (ADR)[1]	161,435	10,793
Vodafone Group PLC	5,163,100	7,961
NetEase, Inc.	176,100	3,234
NetEase, Inc. (ADR)	27,722	2,588
Activision Blizzard, Inc.	70,185	5,465
Netflix, Inc.[1]	28,356	4,959
Indus Towers, Ltd.	1,750,611	4,635
Telefónica, SA, non-registered shares[1]	411,518	2,097
MTN Group, Ltd.	250,294	2,031
JCDecaux SA1	116,458	1,956
Informa PLC[1]	261,509	1,683
SoftBank Group Corp.	13,700	529
Yandex NV, Class A1,3,4	378,730	—	[6]
		155,041

Energy 4.31%
Reliance Industries, Ltd.[1]	2,050,136	67,383
New Fortress Energy, Inc., Class A	360,837	14,278
BP PLC	2,081,862	9,840
Baker Hughes Co., Class A	267,116	7,712
Cheniere Energy, Inc.	56,794	7,555
Aker BP ASA[2]	92,604	3,217
Aker BP ASA (SDR)[3]	72,417	2,515

58	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Exxon Mobil Corp.	56,855	$4,869
Hess Corp.	43,633	4,622
TotalEnergies SE	83,475	4,406
Chevron Corp.	25,503	3,692
Shell PLC (GBP denominated)	134,028	3,482
INPEX Corp.[2]	195,000	2,113
TechnipFMC PLC[1]	180,463	1,215
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	32,841	384
Orron Energy AB	36,490	25
Gazprom PJSC (ADR)[3,4]	472,929	—	[6]
Rosneft Oil Company PJSC (GDR)[3,4]	588,661	—	[6]
		137,308

Real estate 1.68%
Macrotech Developers, Ltd.[1]	833,489	11,282
American Tower Corp. REIT	41,814	10,687
ESR Group, Ltd.[1]	2,773,600	7,494
CK Asset Holdings, Ltd.	960,000	6,790
BR Malls Participacoes SA, ordinary nominative shares	3,938,172	5,659
Country Garden Services Holdings Co., Ltd.	666,000	2,966
China Overseas Land & Investment, Ltd.	915,500	2,894
Shimao Services Holdings, Ltd.[1]	5,605,187	2,700
CTP NV	198,078	2,283
China Vanke Co., Ltd., Class H	280,300	705
		53,460

Utilities 1.55%
ENN Energy Holdings, Ltd.	1,778,100	29,209
AES Corp.	460,707	9,680
Engie SA	448,515	5,154
Power Grid Corporation of India, Ltd.	1,119,742	3,005
Enel SpA	329,104	1,800
China Resources Gas Group, Ltd.	100,000	466
China Gas Holdings, Ltd.	67,400	104
		49,418

Total common stocks (cost: $2,290,258,000)		2,732,686

Preferred securities 0.94%
Consumer discretionary 0.29%
Getir BV, Series D, preferred shares[1,3,4,5]	7,768	4,996
Porsche Automobil Holding SE, nonvoting preferred shares	63,178	4,179
		9,175

Materials 0.24%
Gerdau SA, preferred nominative shares	1,782,592	7,613

Real estate 0.19%
QuintoAndar, Ltd., Series E, preferred shares[1,3,4,5]	32,657	4,925
QuintoAndar, Ltd., Series E-1, preferred shares[1,3,4,5]	8,400	1,267
		6,192

Industrials 0.08%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	1,385,809	2,402
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares (ADR)[1,2]	65,296	222
		2,624

Health care 0.07%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	179,075	2,117

American Funds Insurance Series	59

New World Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Financials 0.04%
Itaú Unibanco Holding SA, preferred nominative (ADR)		151,962	$650
Itaú Unibanco Holding SA, preferred nominative shares		113,600	492
			1,142

Energy 0.03%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares		168,756	901

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4,5]		34	52
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4,5]		1	1
			53

Total preferred securities (cost: $29,021,000)			29,817

Rights & warrants 0.02%
Materials 0.02%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 2022[1,3,7]		124,600	668

Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 2023[1]		105,741	58

Total rights & warrants (cost: $837,000)			726

Bonds, notes & other debt instruments 3.25%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.72%
Abu Dhabi (Emirate of) 2.50% 2029[7]	USD	1,000	920
Abu Dhabi (Emirate of) 1.70% 2031[7]		885	745
Angola (Republic of) 8.25% 2028		500	417
Angola (Republic of) 8.00% 2029[7]		1,800	1,430
Angola (Republic of) 8.75% 2032[7]		480	385
Argentine Republic 1.00% 2029		100	23
Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[8]		5,341	1,267
Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[8]		4,190	908
Argentine Republic 2.00% 2038 (3.875% on 7/9/2022)[8]		1,318	377
Argentine Republic 2.50% 2041 (3.50% on 7/9/2022)[8]		10,200	2,751
Armenia (Republic of) 7.15% 2025		290	287
Bahrain (Kingdom of) 6.75% 2029[7]		500	480
Belarus (Republic of) 6.875% 2023		915	174
Belarus (Republic of) 5.875% 2026		230	38
Belarus (Republic of) 7.625% 2027		335	55
Brazil (Federative Republic of) 6.00% 2027[9]	BRL	21,131	4,107
Brazil (Federative Republic of) 10.00% 2027		19,869	3,450
Chile (Republic of) 3.10% 2041	USD	375	286
Chile (Republic of) 4.34% 2042		645	575
China (People’s Republic of), Series INBK, 2.89% 2031	CNY	36,200	5,417
China (People’s Republic of), Series INBK, 3.72% 2051		34,650	5,526
Colombia (Republic of) 4.50% 2026	USD	280	263
Colombia (Republic of) 3.00% 2030		213	162
Colombia (Republic of) 3.25% 2032		700	508
Colombia (Republic of) 7.375% 2037		1,090	1,011
Colombia (Republic of) 5.625% 2044		320	231
Colombia (Republic of) 5.00% 2045		348	234
Colombia (Republic of) 5.20% 2049		555	378
Colombia (Republic of) 4.125% 2051		350	211
Cote d’Ivoire (Republic of) 4.875% 2032	EUR	150	114
Dominican Republic 6.875% 2026	USD	370	378

60	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Dominican Republic 8.625% 2027[7]	USD	575	$599
Dominican Republic 5.50% 2029[7]		275	240
Dominican Republic 11.375% 2029	DOP	12,800	234
Dominican Republic 6.00% 2033[7]	USD	150	125
Dominican Republic 7.45% 2044		1,400	1,200
Dominican Republic 7.45% 2044[7]		1,125	964
Dominican Republic 6.85% 2045		320	254
Dominican Republic 5.875% 2060[7]		280	192
Egypt (Arab Republic of) 5.75% 2024[7]		450	403
Egypt (Arab Republic of) 5.625% 2030	EUR	260	170
Egypt (Arab Republic of) 5.875% 2031[7]	USD	365	228
Egypt (Arab Republic of) 6.375% 2031	EUR	350	232
Egypt (Arab Republic of) 7.625% 2032[7]	USD	1,140	750
Egypt (Arab Republic of) 7.625% 2032		275	181
Egypt (Arab Republic of) 8.50% 2047		1,200	715
Egypt (Arab Republic of) 8.875% 2050		850	519
Egypt (Arab Republic of) 8.75% 2051		755	457
Egypt (Arab Republic of) 8.15% 2059[7]		500	291
Ethiopia (Federal Democratic Republic of) 6.625% 2024		1,830	1,047
Export-Import Bank of India 3.25% 2030		1,180	1,028
Gabonese Republic 6.95% 2025		540	475
Gabonese Republic 7.00% 2031		520	381
Ghana (Republic of) 6.375% 2027		485	279
Ghana (Republic of) 7.875% 2027		200	117
Ghana (Republic of) 7.625% 2029		460	227
Ghana (Republic of) 7.75% 2029[7]		1,125	565
Ghana (Republic of) 8.125% 2032		2,130	1,037
Honduras (Republic of) 6.25% 2027		1,365	1,074
Honduras (Republic of) 5.625% 2030		678	460
Honduras (Republic of) 5.625% 2030[7]		281	191
Indonesia (Republic of) 6.625% 2037		500	550
Indonesia (Republic of) 5.25% 2042		840	824
Iraq (Republic of) 6.752% 2023		960	940
Jordan (Hashemite Kingdom of) 5.75% 2027[7]		800	705
Kazakhstan (Republic of) 6.50% 2045[7]		800	806
Kenya (Republic of) 7.25% 2028		200	145
Kenya (Republic of) 8.25% 2048[7]		1,800	1,112
Mozambique (Republic of) 5.00% 2031 (9.00% on 9/15/2023)[8]		880	640
Oman (Sultanate of) 4.875% 2025[7]		565	554
Oman (Sultanate of) 5.375% 2027		750	731
Oman (Sultanate of) 6.25% 2031[7]		890	862
Pakistan (Islamic Republic of) 5.625% 2022		850	799
Pakistan (Islamic Republic of) 8.25% 2025[7]		410	296
Pakistan (Islamic Republic of) 6.00% 2026[7]		380	258
Pakistan (Islamic Republic of) 6.875% 2027[7]		1,050	716
Pakistan (Islamic Republic of) 7.875% 2036		200	121
Panama (Republic of) 3.75% 2026[7]		1,180	1,148
Panama (Republic of) 4.50% 2047		1,155	951
Panama (Republic of) 4.50% 2050		400	326
Panama (Republic of) 4.30% 2053		400	315
Panama (Republic of) 4.50% 2063		200	154
Paraguay (Republic of) 4.70% 2027[7]		400	385
Paraguay (Republic of) 4.95% 2031		320	297
Peru (Republic of) 3.00% 2034		425	350
Peru (Republic of) 6.55% 2037		1,070	1,163
Peru (Republic of) 3.55% 2051		370	277
Peru (Republic of) 2.78% 2060		365	227
PETRONAS Capital, Ltd. 4.55% 2050[7]		400	383
Philippines (Republic of) 1.648% 2031		580	467
Philippines (Republic of) 6.375% 2034		820	923
Philippines (Republic of) 3.95% 2040		900	785

American Funds Insurance Series	61

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Philippines (Republic of) 3.70% 2041	USD	505	$421
Philippines (Republic of) 2.95% 2045		790	569
PT Indonesia Asahan Aluminium Tbk 6.757% 2048		200	181
Qatar (State of) 4.50% 2028[7]		2,000	2,075
Qatar (State of) 4.50% 2028		600	622
Romania 2.00% 2032	EUR	1,375	987
Romania 2.00% 2033		300	205
Romania 5.125% 2048[7]	USD	500	390
Russian Federation 4.25% 2027[10]		1,000	275
Russian Federation 4.375% 2029[7]		800	188
Russian Federation 5.10% 2035		1,600	381
Russian Federation 5.25% 2047[3,10]		1,200	342
Senegal (Republic of) 4.75% 2028	EUR	950	811
South Africa (Republic of) 5.875% 2030	USD	1,500	1,357
South Africa (Republic of) 5.875% 2032		400	342
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025[10]		450	150
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025[10]		1,904	628
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		1,270	441
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		471	153
Tunisia (Republic of) 6.75% 2023	EUR	465	340
Tunisia (Republic of) 6.75% 2023		310	226
Tunisia (Republic of) 5.625% 2024		710	438
Tunisia (Republic of) 5.75% 2025	USD	875	489
Turkey (Republic of) 6.375% 2025		200	178
Turkey (Republic of) 7.625% 2029		200	169
Turkey (Republic of) 11.875% 2030		800	845
Turkey (Republic of) 5.875% 2031		1,170	842
Turkey (Republic of) 4.875% 2043		400	238
Turkey (Republic of) 5.75% 2047		2,205	1,363
Ukraine 8.994% 2024		600	159
Ukraine 7.75% 2027		2,328	607
Ukraine 9.75% 2028		900	228
Ukraine 7.375% 2032		2,180	546
United Mexican States 4.50% 2029		300	292
United Mexican States 4.75% 2032		870	836
United Mexican States 4.75% 2044		1,090	910
United Mexican States 3.75% 2071		200	128
United Mexican States, Series M, 7.50% 2027	MXN	20,360	947
Venezuela (Bolivarian Republic of) 7.00% 2018[10]	USD	64	5
Venezuela (Bolivarian Republic of) 7.75% 2019[10]		1,149	89
Venezuela (Bolivarian Republic of) 6.00% 2020[10]		950	74
Venezuela (Bolivarian Republic of) 12.75% 2022[10]		85	7
Venezuela (Bolivarian Republic of) 9.00% 2023[10]		1,383	118
Venezuela (Bolivarian Republic of) 8.25% 2024[10]		299	25
Venezuela (Bolivarian Republic of) 7.65% 2025[10]		129	11
Venezuela (Bolivarian Republic of) 11.75% 2026[10]		64	6
Venezuela (Bolivarian Republic of) 9.25% 2027[10]		170	15
Venezuela (Bolivarian Republic of) 9.25% 2028[10]		319	28
Venezuela (Bolivarian Republic of) 11.95% 2031[10]		106	9
Venezuela (Bolivarian Republic of) 7.00% 2038[10]		107	9
			86,648

Corporate bonds, notes & loans 0.45%
Energy 0.15%
Oleoducto Central SA 4.00% 2027[7]		255	213
Petrobras Global Finance Co. 6.85% 2115		314	259
Petróleos Mexicanos 6.875% 2026		1,025	926
Petróleos Mexicanos 6.49% 2027		2,020	1,754
Petróleos Mexicanos 8.75% 2029[7]		755	685

62	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Petróleos Mexicanos 6.70% 2032	USD	622	$475
Petrorio Luxembourg SARL 6.125% 2026		200	184
Sinopec Group Overseas Development (2018), Ltd. 3.10% 2051[7]		630	450
			4,946

Financials 0.10%
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[8]		1,140	1,000
China Construction Bank Corp. 2.85% 2032 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.40% on 1/21/2027)[8]		830	777
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[7,8]		600	499
Power Financial Corp., Ltd. 6.15% 2028		432	450
Power Financial Corp., Ltd. 4.50% 2029		273	255
Power Financial Corp., Ltd. 3.35% 2031		310	258
			3,239

Materials 0.06%
Braskem Idesa SAPI 7.45% 2029		775	666
Braskem Idesa SAPI 7.45% 2029[7]		300	258
CSN Resources SA 7.625% 2026		224	227
GC Treasury Center Co., Ltd. 4.40% 2032[7]		230	212
Sasol Financing USA, LLC 5.875% 2024		500	490
			1,853

Consumer discretionary 0.05%
Alibaba Group Holding, Ltd. 4.20% 2047		600	498
Alibaba Group Holding, Ltd. 3.15% 2051		410	281
Meituan Dianping 3.05% 2030[7]		800	596
Sands China, Ltd. 4.375% 2030		220	161
			1,536

Communication services 0.04%
Axiata SPV5 Labuan, Ltd. 3.064% 2050		357	257
PLDT, Inc. 2.50% 2031		210	176
Tencent Holdings, Ltd. 3.975% 2029		400	379
Tencent Holdings, Ltd. 3.24% 2050[7]		580	401
			1,213

Utilities 0.03%
AES Panama Generation Holdings SRL 4.375% 2030[7]		280	240
Empresas Publicas de Medellin ESP 4.25% 2029[7]		412	322
Empresas Publicas de Medellin ESP 4.375% 2031[7]		360	276
			838

Industrials 0.01%
Mexico City Airport Trust 4.25% 2026		475	438

Consumer staples 0.01%
Marfrig Global Foods SA 3.95% 2031		320	246

Total corporate bonds, notes & loans			14,309

U.S. Treasury bonds & notes 0.08%
U.S. Treasury 0.08%
U.S. Treasury (3-month U.S. Treasury Bill Yield - 0.015%) 1.662% 2024[11,12]		2,730	2,731

Total bonds, notes & other debt instruments (cost: $137,365,000)			103,688

American Funds Insurance Series	63

New World Fund (continued)

Short-term securities 10.15%	Shares	Value (000)
Money market investments 9.91%
Capital Group Central Cash Fund 1.38%[13,14]	3,161,065	$316,043

Money market investments purchased with collateral from securities on loan 0.24%
Capital Group Central Cash Fund 1.38%[13,14,15]	21,446	2,145
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[13,15]	1,132,122	1,132
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[13,15]	1,072,108	1,072
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[13,15]	1,072,108	1,072
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[13,15]	1,072,108	1,072
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[13,15]	1,072,108	1,072
		7,565

Total short-term securities (cost: $323,653,000)		323,608
Total investment securities 100.05% (cost: $2,781,134,000)		3,190,525
Other assets less liabilities (0.05)%		(1,526)

Net assets 100.00%		$3,188,999

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 6/30/2022 (000)
5 Year U.S. Treasury Note Futures	Short	111	September 2022	USD(12,460)	$97
10 Year Euro-Bund Futures	Short	11	September 2022	(1,715)	(12)
10 Year U.S. Treasury Note Futures	Short	4	September 2022	(474)	(3)
10 Year Ultra U.S. Treasury Note Futures	Short	33	September 2022	(4,203)	63
30 Year Ultra U.S. Treasury Bond Futures	Long	44	September 2022	6,791	(103)
					$42

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Currency purchased (000)	Currency sold (000)	Counterparty	Settlement date	at 6/30/2022 (000)
USD 1,797	EUR 1,680	Standard Chartered Bank	7/11/2022	$35
USD 1,111	EUR 1,054	UBS AG	7/27/2022	5
USD 429	EUR 410	Citibank	7/27/2022	(1)
				$39

64	American Funds Insurance Series

New World Fund (continued)

Investments in affiliates14

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 9.98%
Money market investments 9.91%
Capital Group Central Cash Fund 1.38%[13]	$216,764	$518,042	$418,693		$(9)	$(61)	$316,043	$640
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 1.38%[13,15]	4,255		2,110	[16]			2,145	—	[17]
Total short-term securities							318,188
Total 9.98%					$(9)	$(61)	$318,188	$640

Private placement securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
QuintoAndar, Ltd., Series E, preferred shares	5/26/2021	$5,258	$4,925	.15%
QuintoAndar, Ltd., Series E-1, preferred shares	12/20/2021	1,716	1,267	.04
Getir BV, Series D, preferred shares	5/27/2021	3,500	4,996	.16
Canva, Inc.	8/26/2021-11/4/2021	656	588	.02
Canva, Inc., Series A, noncumulative preferred shares	11/4/2021	58	52	.00
Canva, Inc., Series A-3, noncumulative preferred shares	11/4/2021	2	1	.00
Total		$11,190	$11,829	.37%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $14,516,000, which represented .46% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $15,354,000, which represented .48% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $23,206,000, which represented .73% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Scheduled interest and/or principal payment was not received.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $56,000, which represented less than .01% of the net assets of the fund.
[12]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[13]	Rate represents the seven-day yield at 6/30/2022.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[15]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[16]	Represents net activity. Refer to Note 5 for more information on securities lending.
[17]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

American Funds Insurance Series	65

New World Fund (continued)

Key to abbreviations

ADR = American Depositary Receipts
BRL = Brazilian reais
CDI = CREST Depository Interest
CNY = Chinese yuan
DOP = Dominican pesos
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
MXN = Mexican pesos
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipts
USD = U.S. dollars

Refer to the notes to financial statements.

66	American Funds Insurance Series

Washington Mutual Investors Fund

Investment portfolio June 30, 2022	unaudited

Common stocks 95.01%	Shares	Value (000)
Health care 21.46%
UnitedHealth Group, Inc.	796,858	$409,290
Pfizer, Inc.	4,842,021	253,867
CVS Health Corp.	2,048,877	189,849
Johnson & Johnson	1,035,170	183,753
Eli Lilly and Company	384,935	124,808
AbbVie, Inc.	733,883	112,402
Humana, Inc.	215,320	100,785
AstraZeneca PLC (ADR)	1,430,241	94,496
Elevance Health, Inc.	156,459	75,504
Abbott Laboratories	661,606	71,884
Cigna Corp.	246,335	64,914
Gilead Sciences, Inc.	1,033,081	63,855
Danaher Corp.	202,837	51,423
Bristol-Myers Squibb Company	534,888	41,187
GSK PLC (ADR)[1]	620,748	27,021
Thermo Fisher Scientific, Inc.	39,089	21,236
Zimmer Biomet Holdings, Inc.	179,120	18,818
Regeneron Pharmaceuticals, Inc.[2]	26,592	15,719
Novo Nordisk A/S, Class B (ADR)	136,927	15,258
Roche Holding AG (ADR)	332,061	13,850
Molina Healthcare, Inc.[2]	38,989	10,902
Zoetis, Inc., Class A	50,277	8,642
Edwards Lifesciences Corp.[2]	85,300	8,111
Baxter International, Inc.	114,187	7,334
ResMed, Inc.	27,020	5,664
Novartis AG (ADR)	54,811	4,633
		1,995,205

Information technology 17.49%
Broadcom, Inc.	995,400	483,575
Microsoft Corp.	1,863,466	478,594
Intel Corp.	3,020,637	113,002
Apple, Inc.	790,361	108,058
ASML Holding NV (New York registered) (ADR)	136,017	64,728
Fidelity National Information Services, Inc.	695,919	63,795
Visa, Inc., Class A	260,973	51,383
Automatic Data Processing, Inc.	141,598	29,741
KLA Corp.	92,945	29,657
Mastercard, Inc., Class A	92,154	29,073
Paychex, Inc.	227,131	25,863
Applied Materials, Inc.	266,611	24,256
SAP SE (ADR)	253,285	22,978
NetApp, Inc.	291,087	18,991
TE Connectivity, Ltd.	165,716	18,751
Motorola Solutions, Inc.	89,048	18,664
Texas Instruments, Inc.	108,222	16,628
QUALCOMM, Inc.	85,889	10,972
Analog Devices, Inc.	51,759	7,562
EPAM Systems, Inc.[2]	20,114	5,929
Micron Technology, Inc.	81,603	4,511
		1,626,711

Financials 15.09%
Marsh & McLennan Companies, Inc.	1,348,096	209,292
CME Group, Inc., Class A	938,805	192,173
BlackRock, Inc.	172,499	105,059
Chubb, Ltd.	482,363	94,823
JPMorgan Chase & Co.	800,597	90,155
PNC Financial Services Group, Inc.	424,034	66,900
Discover Financial Services	653,082	61,769
Wells Fargo & Company	1,358,294	53,204
Citizens Financial Group, Inc.	1,383,929	49,392

American Funds Insurance Series	67

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Capital One Financial Corp.	465,273	$48,477
Bank of America Corp.	1,398,611	43,539
S&P Global, Inc.	123,927	41,771
Intercontinental Exchange, Inc.	437,688	41,160
Toronto-Dominion Bank	613,252	40,217
M&T Bank Corp.	179,930	28,679
Travelers Companies, Inc.	149,753	25,328
Nasdaq, Inc.	156,107	23,813
Bank of Nova Scotia[1]	382,643	22,656
Apollo Asset Management, Inc.	451,240	21,876
KeyCorp	1,248,831	21,517
Aon PLC, Class A	76,913	20,742
KKR & Co., Inc.	343,773	15,913
Carlyle Group, Inc.	489,328	15,492
Truist Financial Corp.	325,043	15,417
Morgan Stanley	189,430	14,408
Fifth Third Bancorp	405,156	13,613
Moody’s Corp.	34,233	9,310
Everest Re Group, Ltd.	23,395	6,557
Arthur J. Gallagher & Co.	23,039	3,756
Charles Schwab Corp.	38,738	2,448
Progressive Corp.	14,654	1,704
Blackstone, Inc., nonvoting shares	18,477	1,686
		1,402,846

Industrials 10.08%
Northrop Grumman Corp.	329,943	157,901
Lockheed Martin Corp.	273,396	117,549
L3Harris Technologies, Inc.	378,970	91,597
CSX Corp.	2,723,188	79,136
Raytheon Technologies Corp.	809,696	77,820
Caterpillar, Inc.	407,624	72,867
United Parcel Service, Inc., Class B	382,633	69,846
Norfolk Southern Corp.	272,217	61,872
Honeywell International, Inc.	309,349	53,768
Waste Connections, Inc.	213,382	26,451
ABB, Ltd. (ADR)	769,666	20,573
Boeing Company[2]	107,073	14,639
Huntington Ingalls Industries, Inc.	47,307	10,304
Republic Services, Inc.	78,273	10,244
BAE Systems PLC (ADR)	223,315	9,067
PACCAR, Inc.	108,835	8,961
HEICO Corp.	59,743	7,833
Johnson Controls International PLC	161,819	7,748
Rockwell Automation	37,903	7,554
Union Pacific Corp.	35,399	7,550
Air Lease Corp., Class A	168,866	5,645
Cummins, Inc.	28,357	5,488
RELX PLC (ADR)	186,041	5,012
Equifax, Inc.	20,700	3,784
Carrier Global Corp.	75,148	2,680
Waste Management, Inc.	11,150	1,706
		937,595

Communication services 6.25%
Comcast Corp., Class A	7,060,959	277,072
Alphabet, Inc., Class C2	41,812	91,462
Alphabet, Inc., Class A2	22,411	48,839
Verizon Communications, Inc.	1,439,159	73,037
Meta Platforms, Inc., Class A2	203,431	32,803
Activision Blizzard, Inc.	398,372	31,017

68	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
AT&T, Inc.	1,021,586	$21,413
Electronic Arts, Inc.	36,898	4,489
Deutsche Telekom AG (ADR)	46,580	928
		581,060

Energy 6.13%
Chevron Corp.	784,607	113,595
Pioneer Natural Resources Company	441,802	98,557
Baker Hughes Co., Class A	3,185,578	91,968
EOG Resources, Inc.	644,611	71,191
ConocoPhillips	655,015	58,827
Exxon Mobil Corp.	480,043	41,111
TC Energy Corp.	687,906	35,641
Canadian Natural Resources, Ltd.	428,638	23,009
Coterra Energy, Inc.	659,802	17,016
Valero Energy Corp.	96,484	10,254
Enbridge, Inc.	218,229	9,222
		570,391

Consumer discretionary 6.03%
Home Depot, Inc.	583,060	159,916
YUM! Brands, Inc.	557,887	63,326
General Motors Company[2]	1,817,415	57,721
Darden Restaurants, Inc.	491,537	55,603
VF Corp.	913,081	40,331
Dollar General Corp.	105,032	25,779
Wynn Resorts, Ltd.[2]	446,262	25,428
TJX Companies, Inc.	438,382	24,484
Target Corp.	165,824	23,419
Starbucks Corp.	274,185	20,945
Amazon.com, Inc.[2]	123,804	13,149
Chipotle Mexican Grill, Inc.[2]	9,251	12,093
D.R. Horton, Inc.	146,593	9,703
Royal Caribbean Cruises, Ltd.[2]	242,395	8,462
NIKE, Inc., Class B	69,525	7,105
McDonald’s Corp.	21,948	5,419
Polaris, Inc.	52,835	5,245
Domino’s Pizza, Inc.	6,418	2,501
		560,629

Consumer staples 5.51%
Archer Daniels Midland Company	1,393,507	108,136
Nestlé SA (ADR)	576,464	67,095
Keurig Dr Pepper, Inc.	1,644,363	58,194
Kraft Heinz Company	1,101,959	42,029
Procter & Gamble Company	270,452	38,888
Reckitt Benckiser Group PLC (ADR)[1]	2,220,407	33,817
Hormel Foods Corp.	601,233	28,474
General Mills, Inc.	351,211	26,499
Costco Wholesale Corp.	42,867	20,545
Mondelez International, Inc.	308,720	19,168
Conagra Brands, Inc.	424,766	14,544
Church & Dwight Co., Inc.	154,431	14,310
Unilever PLC (ADR)	283,070	12,973
Walgreens Boots Alliance, Inc.	316,943	12,012
Kimberly-Clark Corp.	59,250	8,008
Danone (ADR)	694,054	7,732
		512,424

American Funds Insurance Series	69

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities 3.01%
Sempra Energy	382,340	$57,454
Constellation Energy Corp.	851,722	48,770
Entergy Corp.	357,514	40,270
Exelon Corp.	656,854	29,769
Evergy, Inc.	394,084	25,714
CMS Energy Corp.	357,860	24,156
Public Service Enterprise Group, Inc.	235,300	14,890
NextEra Energy, Inc.	147,221	11,404
Edison International	159,615	10,094
Dominion Energy, Inc.	124,211	9,913
Xcel Energy, Inc.	110,238	7,800
		280,234

Materials 2.66%
Dow, Inc.	826,397	42,650
Rio Tinto PLC (ADR)[1]	662,958	40,440
Linde PLC	132,451	38,084
LyondellBasell Industries NV	390,543	34,157
Corteva, Inc.	428,754	23,213
Nucor Corp.	172,143	17,973
Air Products and Chemicals, Inc.	66,153	15,909
Huntsman Corp.	442,172	12,536
Sherwin-Williams Company	36,847	8,250
Albemarle Corp.	34,177	7,142
Celanese Corp.	35,401	4,164
H.B. Fuller Co.	38,637	2,326
		246,844

Real estate 1.30%
Regency Centers Corp. REIT	716,891	42,519
Digital Realty Trust, Inc. REIT	309,518	40,185
Extra Space Storage, Inc. REIT	85,573	14,558
American Tower Corp. REIT	47,490	12,138
Boston Properties, Inc. REIT	66,803	5,944
Alexandria Real Estate Equities, Inc. REIT	38,009	5,512
		120,856

Total common stocks (cost: $7,598,704,000)		8,834,795

Convertible stocks 0.67%
Information technology 0.34%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	21,152	31,794

Health care 0.21%
Becton, Dickinson and Company, Series B, convertible preferred shares, 6.00% 2023[1]	197,800	9,783
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[1]	6,821	9,026
		18,809

Utilities 0.07%
NextEra Energy, Inc., convertible preferred units, 5.279% 2023	73,300	3,639
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	56,400	3,046
		6,685

Financials 0.05%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 2023	79,100	4,625

Total convertible stocks (cost: $64,933,000)		61,913

70	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Short-term securities 4.75%	Shares	Value (000)
Money market investments 4.21%
Capital Group Central Cash Fund 1.38%[3,4]	3,914,264	$391,348

Money market investments purchased with collateral from securities on loan 0.54%
Capital Group Central Cash Fund 1.38%[3,4,5]	141,925	14,189
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[3,5]	7,491,971	7,492
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[3,5]	7,094,818	7,095
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[3,5]	7,094,818	7,095
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[3,5]	7,094,818	7,095
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[3,5]	7,094,818	7,095
		50,061

Total short-term securities (cost: $441,464,000)		441,409
Total investment securities 100.43% (cost: $8,105,101,000)		9,338,117
Other assets less liabilities (0.43)%		(39,638)

Net assets 100.00%		$9,298,479

Investments in affiliates4

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 4.36%
Money market investments 4.21%
Capital Group Central Cash Fund 1.38%[3]	$321,870	$932,368		$862,775	$(19)	$(96)	$391,348	$823
Money market investments purchased with collateral from securities on loan 0.15%
Capital Group Central Cash Fund 1.38%[3,5]	9,273	4,916	[6]				14,189	—	[7]
Total short-term securities							405,537
Total 4.36%					$(19)	$(96)	$405,537	$823

[1]	All or a portion of this security was on loan. The total value of all such securities was $81,124,000, which represented .87% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 6/30/2022.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation

ADR =	American Depositary Receipts
REIT =	Real Estate Investment Trust

Refer to the notes to financial statements.

American Funds Insurance Series	71

Capital World Growth and Income Fund

Investment portfolio June 30, 2022	unaudited

Common stocks 94.25%	Shares	Value (000)
Information technology 16.90%
Microsoft Corp.	232,205	$59,638
Broadcom, Inc.	104,687	50,858
Taiwan Semiconductor Manufacturing Company, Ltd.	2,850,800	45,638
ASML Holding NV	47,460	22,672
Tokyo Electron, Ltd.	55,100	17,990
Apple, Inc.	117,010	15,998
EPAM Systems, Inc.[1]	42,721	12,593
Accenture PLC, Class A	25,447	7,065
Micron Technology, Inc.	123,659	6,836
Mastercard, Inc., Class A	16,110	5,082
Capgemini SE	24,354	4,171
Delta Electronics, Inc.	478,000	3,561
Logitech International SA	68,047	3,555
SK hynix, Inc.	48,181	3,377
Fujitsu, Ltd.	25,800	3,226
Hexagon AB, Class B	269,199	2,796
Applied Materials, Inc.	30,672	2,790
Keyence Corp.	7,700	2,632
OBIC Co., Ltd.	15,800	2,235
Ceridian HCM Holding, Inc.[1]	39,542	1,862
MediaTek, Inc.	85,000	1,861
Worldline SA, non-registered shares[1]	44,279	1,642
TE Connectivity, Ltd.	13,769	1,558
ServiceNow, Inc.[1]	3,204	1,524
Microchip Technology, Inc.	24,738	1,437
DocuSign, Inc.[1]	23,514	1,349
Advanced Micro Devices, Inc.[1]	17,101	1,308
Zscaler, Inc.[1]	7,768	1,161
GlobalWafers Co., Ltd.	71,000	1,082
PagSeguro Digital, Ltd., Class A1	93,201	954
Snowflake, Inc., Class A1	6,444	896
Nomura Research Institute, Ltd.	28,600	761
RingCentral, Inc., Class A1	12,898	674
SS&C Technologies Holdings, Inc.	10,174	591
Atlassian Corp. PLC, Class A1	2,187	410
Adobe, Inc.[1]	1,019	373
Shopify, Inc., Class A, subordinate voting shares[1]	2,620	82
		292,238

Financials 14.33%
Zurich Insurance Group AG	45,107	19,618
Kotak Mahindra Bank, Ltd.	870,564	18,311
Toronto-Dominion Bank (CAD denominated)	226,171	14,831
AIA Group, Ltd.	1,325,999	14,372
CME Group, Inc., Class A	69,452	14,217
JPMorgan Chase & Co.	92,208	10,384
ING Groep NV	1,015,415	10,036
HDFC Bank, Ltd.	433,439	7,398
HDFC Bank, Ltd. (ADR)	15,384	846
Wells Fargo & Company	201,199	7,881
DNB Bank ASA	415,741	7,452
Ping An Insurance (Group) Company of China, Ltd., Class H	1,058,500	7,197
B3 SA-Brasil, Bolsa, Balcao	3,340,070	6,995
KBC Groep NV	124,391	6,979
PNC Financial Services Group, Inc.	40,788	6,435
Nasdaq, Inc.	38,692	5,902
HDFC Life Insurance Company, Ltd.	706,444	4,920
Intercontinental Exchange, Inc.	50,696	4,767
Chubb, Ltd.	23,999	4,718
Aon PLC, Class A	16,274	4,389
Lufax Holding, Ltd. (ADR)	723,447	4,341
Discover Financial Services	45,734	4,325

72	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
American International Group, Inc.	78,621	$4,020
Hong Kong Exchanges and Clearing, Ltd.	76,300	3,753
Fifth Third Bancorp	98,490	3,309
S&P Global, Inc.	9,704	3,271
China Merchants Bank Co., Ltd., Class H	402,000	2,690
China Merchants Bank Co., Ltd., Class A1	86,187	543
Citigroup, Inc.	63,268	2,910
Blackstone, Inc., nonvoting shares	27,530	2,512
Macquarie Group, Ltd.	20,305	2,306
Berkshire Hathaway, Inc., Class B1	8,401	2,294
Morgan Stanley	25,627	1,949
China Pacific Insurance (Group) Co., Ltd., Class H	782,000	1,911
AXA SA	83,131	1,887
Legal & General Group PLC	644,377	1,879
Moody’s Corp.	6,865	1,867
Banco Santander, SA	642,643	1,810
BNP Paribas SA	35,932	1,708
Postal Savings Bank of China Co., Ltd., Class H	2,145,000	1,703
Fairfax Financial Holdings, Ltd., subordinate voting shares	3,119	1,653
Power Corporation of Canada, subordinate voting shares	63,342	1,630
FinecoBank SpA	134,386	1,608
Apollo Asset Management, Inc.	32,705	1,586
National Bank of Canada[2]	22,477	1,475
Blue Owl Capital, Inc., Class A	142,699	1,431
MSCI, Inc.	3,392	1,398
Tryg A/S	57,214	1,285
Tradeweb Markets, Inc., Class A	18,072	1,233
Marsh & McLennan Companies, Inc.	7,865	1,221
East Money Information Co., Ltd., Class A	306,800	1,164
XP, Inc., Class A1	61,520	1,105
Bajaj Finance, Ltd.	15,050	1,029
Aegon NV2	196,376	849
Swedbank AB, Class A	47,850	605
Sberbank of Russia PJSC[1,3,4,5]	3,196,952	—	[6]
		247,908

Health care 13.20%
UnitedHealth Group, Inc.	67,543	34,692
Abbott Laboratories	251,978	27,377
Eli Lilly and Company	50,969	16,526
Thermo Fisher Scientific, Inc.	22,955	12,471
Pfizer, Inc.	216,083	11,329
Novartis AG	126,639	10,725
Centene Corp.[1]	111,784	9,458
Daiichi Sankyo Company, Ltd.	355,000	8,993
Amgen, Inc.	36,646	8,916
AstraZeneca PLC	64,835	8,524
Siemens Healthineers AG	158,547	8,057
Gilead Sciences, Inc.	119,653	7,396
Stryker Corp.	33,705	6,705
Sanofi	65,965	6,660
PerkinElmer, Inc.	42,073	5,984
Olympus Corp.	222,100	4,463
Medtronic PLC	44,519	3,996
Vertex Pharmaceuticals, Inc.[1]	10,765	3,033
Bayer AG	50,506	3,002
Novo Nordisk A/S, Class B	22,508	2,496
Zoetis, Inc., Class A	11,722	2,015
Insulet Corp.[1]	8,893	1,938
ResMed, Inc.	8,919	1,870
Cigna Corp.	6,882	1,813
Carl Zeiss Meditec AG, non-registered shares	15,068	1,798

American Funds Insurance Series	73

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Baxter International, Inc.	26,428	$1,697
Alcon, Inc.	22,793	1,592
AbbVie, Inc.	10,300	1,578
DexCom, Inc.[1]	20,784	1,549
Chugai Pharmaceutical Co., Ltd.[2]	60,300	1,542
Intuitive Surgical, Inc.[1]	7,543	1,514
Guardant Health, Inc.[1]	33,985	1,371
Merck KGaA	7,118	1,201
Rede D’Or Sao Luiz SA	199,176	1,103
Edwards Lifesciences Corp.[1]	11,385	1,083
GSK PLC	37,032	796
Boston Scientific Corp.[1]	19,572	729
CSL, Ltd.	3,803	706
M3, Inc.	21,100	606
Agilon Health, Inc.[1]	19,961	436
CVS Health Corp.	3,377	313
Molina Healthcare, Inc.[1]	1,089	304
EUROAPI[1]	2,830	45
		228,402

Industrials 10.63%
Airbus SE, non-registered shares	169,970	16,467
General Electric Co.	251,069	15,986
BAE Systems PLC	1,271,586	12,851
Lockheed Martin Corp.	26,519	11,402
Carrier Global Corp.	278,413	9,928
CSX Corp.	325,955	9,472
Raytheon Technologies Corp.	97,001	9,323
Safran SA	70,335	6,944
L3Harris Technologies, Inc.	28,606	6,914
Deere & Company	22,511	6,741
Caterpillar, Inc.	32,626	5,832
LIXIL Corp.	298,500	5,588
Melrose Industries PLC	2,468,805	4,499
RELX PLC	124,070	3,362
RELX PLC (ADR)	15,132	408
VINCI SA	42,274	3,764
Recruit Holdings Co., Ltd.	120,034	3,534
Bureau Veritas SA	130,728	3,350
Compagnie de Saint-Gobain SA, non-registered shares	75,890	3,256
TransDigm Group, Inc.[1]	5,974	3,206
Siemens AG	30,571	3,110
Johnson Controls International PLC	55,955	2,679
Bunzl PLC	71,427	2,364
Brenntag SE	36,308	2,363
ManpowerGroup, Inc.	30,899	2,361
Canadian Pacific Railway, Ltd.	33,610	2,347
Eiffage SA	23,538	2,118
Schneider Electric SE	16,584	1,962
Boeing Company[1]	13,627	1,863
Thales SA	14,997	1,840
Daikin Industries, Ltd.	11,200	1,795
ASSA ABLOY AB, Class B	80,154	1,703
Ritchie Bros. Auctioneers, Inc.	26,122	1,700
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	406,700	1,670
BayCurrent Consulting, Inc.	5,700	1,517
Waste Connections, Inc.	11,989	1,486
Nidec Corp.	21,900	1,353
SMC Corp.	2,900	1,292
Rockwell Automation	5,363	1,069
ACS Actividades de Construcción y Servicios SA	43,545	1,056
Adecco Group AG	30,464	1,035

74	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Atlas Copco AB, Class B	91,684	$767
Interpump Group SpA	16,870	643
Honeywell International, Inc.	1,774	308
International Consolidated Airlines Group SA (CDI)[1,2]	221,732	291
Otis Worldwide Corp.	4,082	288
Ryanair Holdings PLC (ADR)[1]	1,400	94
		183,901

Consumer discretionary 8.99%
LVMH Moët Hennessy-Louis Vuitton SE	41,387	25,229
Home Depot, Inc.	69,134	18,961
General Motors Company[1]	395,836	12,572
Amazon.com, Inc.[1]	110,370	11,722
Rivian Automotive, Inc., Class A1,2	238,652	6,143
Stellantis NV	491,644	6,072
Midea Group Co., Ltd., Class A	608,297	5,488
Sony Group Corp.	66,700	5,454
Booking Holdings, Inc.[1]	2,932	5,128
Marriott International, Inc., Class A	35,169	4,783
Flutter Entertainment PLC[1]	46,266	4,678
Cie. Financière Richemont SA, Class A	42,168	4,490
Restaurant Brands International, Inc. (CAD denominated)[2]	74,819	3,753
Restaurant Brands International, Inc.	12,226	613
Shimano, Inc.	20,200	3,412
Chipotle Mexican Grill, Inc.[1]	2,186	2,858
Industria de Diseño Textil, SA	121,254	2,743
Astra International Tbk PT	5,952,600	2,647
Evolution AB	26,108	2,374
Sands China, Ltd.[1]	916,400	2,186
MercadoLibre, Inc.[1]	3,315	2,111
Pan Pacific International Holdings Corp.	124,500	1,987
YUM! Brands, Inc.	17,358	1,970
InterContinental Hotels Group PLC	37,148	1,967
EssilorLuxottica	12,617	1,890
NIKE, Inc., Class B	18,444	1,885
Darden Restaurants, Inc.	14,188	1,605
Royal Caribbean Cruises, Ltd.[1]	44,462	1,552
Target Corp.	10,079	1,424
Taylor Wimpey PLC	927,507	1,317
Tesla, Inc.[1]	1,844	1,242
Kindred Group PLC (SDR)	136,247	1,133
Shenzhou International Group Holdings, Ltd.	93,000	1,127
Kering SA	1,760	904
Wynn Macau, Ltd.[1]	942,000	640
Dollar Tree Stores, Inc.[1]	2,864	446
Aristocrat Leisure, Ltd.	11,992	285
Entain PLC[1]	17,337	263
JD.com, Inc., Class A	6,747	217
Airbnb, Inc., Class A1	2,134	190
Cazoo Group, Ltd., Class A1	63,213	46
		155,507

Consumer staples 7.59%
Philip Morris International, Inc.	283,405	27,983
Nestlé SA	128,106	14,954
Keurig Dr Pepper, Inc.	375,742	13,298
British American Tobacco PLC	248,143	10,631
British American Tobacco PLC (ADR)	6,936	298
Kweichow Moutai Co., Ltd., Class A	31,900	9,745
Kroger Co.	177,589	8,405
Ocado Group PLC[1]	843,207	8,019
Bunge, Ltd.	51,771	4,695

American Funds Insurance Series	75

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Imperial Brands PLC	200,059	$4,471
Danone SA	72,028	4,020
Heineken NV	34,303	3,128
Treasury Wine Estates, Ltd.	396,969	3,110
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	527,800	3,071
Arca Continental, SAB de CV	440,180	2,900
Seven & i Holdings Co., Ltd.	64,700	2,512
Altria Group, Inc.	58,835	2,458
Constellation Brands, Inc., Class A	9,529	2,221
ITC, Ltd.	614,263	2,127
Varun Beverages, Ltd.	185,051	1,852
Ajinomoto Co., Inc.	55,600	1,352
		131,250

Energy 6.20%
Canadian Natural Resources, Ltd. (CAD denominated)	483,954	26,006
EOG Resources, Inc.	94,807	10,470
TotalEnergies SE	179,680	9,484
Baker Hughes Co., Class A	298,859	8,628
ConocoPhillips	66,573	5,979
TC Energy Corp. (CAD denominated)	104,163	5,396
Reliance Industries, Ltd.[1]	149,117	4,901
Tourmaline Oil Corp.	92,483	4,809
BP PLC	975,459	4,611
Cenovus Energy, Inc. (CAD denominated)	216,254	4,114
Shell PLC (GBP denominated)	155,689	4,044
Aker BP ASA (SDR)[3]	67,333	2,338
Aker BP ASA[2]	37,369	1,298
Woodside Energy Group, Ltd.	120,486	2,648
Woodside Energy Group, Ltd. (CDI)[1]	37,623	797
Suncor Energy, Inc.	84,929	2,980
Var Energi ASA	756,669	2,970
Halliburton Company	94,296	2,957
Cameco Corp.	130,751	2,749
Orron Energy AB	62,313	43
Gazprom PJSC (ADR)[3,4]	1,124,152	—	[6]
		107,222

Materials 6.17%
Vale SA, ordinary nominative shares	1,617,361	23,660
Vale SA, ordinary nominative shares (ADR)	910,365	13,319
Fortescue Metals Group, Ltd.	1,279,107	15,477
Rio Tinto PLC	254,680	15,242
Linde PLC	20,404	5,867
Freeport-McMoRan, Inc.	188,466	5,514
BHP Group, Ltd. (CDI)	142,026	3,971
Barrick Gold Corp. (CAD denominated)[2]	127,238	2,250
Barrick Gold Corp.	89,841	1,589
Albemarle Corp.	11,592	2,422
Air Liquide SA, non-registered shares	16,503	2,216
Dow, Inc.	42,130	2,174
HeidelbergCement AG	43,833	2,106
Shin-Etsu Chemical Co., Ltd.	17,300	1,951
Amcor PLC (CDI)	154,993	1,930
Evonik Industries AG	86,135	1,838
CRH PLC	45,078	1,559
First Quantum Minerals, Ltd.	65,205	1,237
Koninklijke DSM NV	6,143	883

76	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Lynas Rare Earths, Ltd.[1]	129,901	$783
Anglo American Platinum, Ltd.	4,725	414
Akzo Nobel NV	5,299	348
		106,750

Communication services 5.39%
Alphabet, Inc., Class C1	12,258	26,814
Alphabet, Inc., Class A1	5,301	11,552
Comcast Corp., Class A	340,637	13,367
Netflix, Inc.[1]	38,683	6,764
NetEase, Inc.	354,500	6,510
Meta Platforms, Inc., Class A1	39,178	6,317
SoftBank Corp.	553,985	6,151
Universal Music Group NV	141,985	2,847
Bharti Airtel, Ltd.[1]	196,064	1,700
Bharti Airtel, Ltd., interim shares[1]	13,994	54
Tencent Holdings, Ltd.	36,900	1,667
Nippon Telegraph and Telephone Corp.	56,400	1,620
Deutsche Telekom AG	76,322	1,515
Take-Two Interactive Software, Inc.[1]	12,130	1,486
Omnicom Group, Inc.	22,926	1,458
Publicis Groupe SA	27,032	1,322
Singapore Telecommunications, Ltd.	468,700	854
ITV PLC	1,034,699	822
SoftBank Group Corp.	9,100	351
Yandex NV, Class A1,3,4	151,598	—	6
		93,171

Utilities 2.92%
National Grid PLC	541,460	6,934
DTE Energy Company	52,656	6,674
China Resources Gas Group, Ltd.	1,196,632	5,574
Iberdrola, SA, non-registered shares	505,184	5,239
E.ON SE	427,621	3,589
Edison International	53,709	3,396
PG&E Corp.[1]	330,808	3,301
Engie SA	238,699	2,743
Engie SA, bonus shares[3]	41,586	478
NextEra Energy, Inc.	38,313	2,968
Enel SpA	481,112	2,632
Power Grid Corporation of India, Ltd.	681,829	1,829
Endesa, SA	71,889	1,356
AES Corp.	47,865	1,006
Exelon Corp.	21,703	984
Constellation Energy Corp.	16,138	924
Public Service Enterprise Group, Inc.	14,569	922
		50,549

Real estate 1.93%
Longfor Group Holdings, Ltd.	1,549,500	7,316
Crown Castle International Corp. REIT	40,669	6,848
VICI Properties, Inc. REIT	154,395	4,600
American Tower Corp. REIT	12,850	3,284
Country Garden Services Holdings Co., Ltd.	456,968	2,035
Americold Realty Trust, Inc.	65,356	1,963
W. P. Carey, Inc. REIT	22,705	1,881
China Resources Mixc Lifestyle Services, Ltd.	344,000	1,706
Equinix, Inc. REIT	2,143	1,408

American Funds Insurance Series	77

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares		Value (000)
Real estate (continued)
Boston Properties, Inc. REIT		10,901	$970
Sun Hung Kai Properties, Ltd.		63,000	744
Iron Mountain, Inc. REIT		11,618	566
			33,321

Total common stocks (cost: $1,481,441,000)			1,630,219

Preferred securities 0.46%
Consumer discretionary 0.39%
Volkswagen AG, nonvoting preferred shares		50,187	6,701

Health care 0.05%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]		70,967	839

Financials 0.02%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]		58,870	205
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1,2]		61,516	204
			409

Total preferred securities (cost: $13,625,000)			7,949

Convertible stocks 0.14%
Information technology 0.14%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022		1,566	2,354

Total convertible stocks (cost: $2,438,000)			2,354

Convertible bonds & notes 0.06%	Principal amount (000)
Communication services 0.06%
Sea, Ltd., convertible notes, 2.375% 2025	USD	952	1,058

Total convertible bonds & notes (cost: $2,437,000)			1,058

Bonds, notes & other debt instruments 0.33%
Corporate bonds, notes & loans 0.27%
Health care 0.14%
Teva Pharmaceutical Finance Co. BV 6.00% 2024		1,600	1,580
Teva Pharmaceutical Finance Co. BV 3.15% 2026		1,100	905
			2,485

Consumer discretionary 0.06%
General Motors Company 5.40% 2023		300	305
Royal Caribbean Cruises, Ltd. 11.50% 2025[5]		477	491
Royal Caribbean Cruises, Ltd. 5.50% 2028[5]		275	192
			988

Energy 0.04%
TransCanada PipeLines, Ltd. 5.10% 2049		800	792

Financials 0.03%
Lloyds Banking Group PLC 3.369% 2046[7]		709	504

Total corporate bonds, notes & loans			4,769

78	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.06%
United Mexican States, Series M, 8.00% 2023	MXN	20,000	$976

Total bonds, notes & other debt instruments (cost: $6,398,000)			5,745

Short-term securities 5.37%	Shares
Money market investments 4.57%
Capital Group Central Cash Fund 1.38%[8,9]		790,171	79,001

Money market investments purchased with collateral from securities on loan 0.80%
Capital Group Central Cash Fund 1.38%[8,9,10]		39,384	3,937
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[8,10]		2,079,009	2,079
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[8,10]		1,968,799	1,969
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[8,10]		1,968,799	1,969
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[8,10]		1,968,800	1,969
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[8,10]		1,968,800	1,968
			13,891

Total short-term securities (cost: $92,900,000)			92,892
Total investment securities 100.61% (cost: $1,599,239,000)			1,740,217
Other assets less liabilities (0.61)%			(10,617)

Net assets 100.00%			$1,729,600

Investments in affiliates9

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 4.80%
Money market investments 4.57%
Capital Group Central Cash Fund 1.38%[8]	$12,989	$285,710		$219,678	$(13)	$(7)	$79,001	$172
Money market investments purchased with collateral from securities on loan 0.23%
Capital Group Central Cash Fund 1.38%[8,10]	293	3,644	[11]				3,937	—	[12]
Total short-term securities							82,938
Total 4.80%					$(13)	$(7)	$82,938	$172

American Funds Insurance Series	79

Capital World Growth and Income Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $16,355,000, which represented .95% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,816,000, which represented .16% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $683,000, which represented .04% of the net assets of the fund.
[6]	Amount less than one thousand.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Rate represents the seven-day yield at 6/30/2022.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

80	American Funds Insurance Series

Growth-Income Fund

Investment portfolio June 30, 2022	unaudited

Common stocks 90.60%	Shares	Value (000)
Information technology 19.81%
Microsoft Corp.	7,427,783	$1,907,678
Broadcom, Inc.	1,996,843	970,086
Mastercard, Inc., Class A	1,425,952	449,859
Apple, Inc.	2,742,000	374,886
Visa, Inc., Class A	1,346,541	265,120
Taiwan Semiconductor Manufacturing Company, Ltd.	13,692,000	219,194
ASML Holding NV	290,068	138,568
ASML Holding NV (New York registered) (ADR)	137,293	65,335
Automatic Data Processing, Inc.	845,000	177,484
Accenture PLC, Class A	625,335	173,624
ServiceNow, Inc.[1]	280,858	133,554
Concentrix Corp.	904,367	122,668
Applied Materials, Inc.	1,300,400	118,310
Fidelity National Information Services, Inc.	1,268,981	116,327
Global Payments, Inc.	973,628	107,722
GoDaddy, Inc., Class A1	1,402,444	97,554
KLA Corp.	301,000	96,043
FleetCor Technologies, Inc.[1]	420,507	88,353
Euronet Worldwide, Inc.[1]	763,602	76,811
Intel Corp.	1,931,884	72,272
QUALCOMM, Inc.	564,911	72,162
Micron Technology, Inc.	1,140,549	63,050
Analog Devices, Inc.	398,402	58,203
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	57,736
Adobe, Inc.[1]	143,116	52,389
Cognizant Technology Solutions Corp., Class A	760,350	51,316
MKS Instruments, Inc.	481,000	49,365
Fiserv, Inc.[1]	536,700	47,750
Texas Instruments, Inc.	308,278	47,367
Datadog, Inc., Class A1	365,800	34,839
Snowflake, Inc., Class A1	225,042	31,294
Atlassian Corp. PLC, Class A1	141,050	26,433
Trimble, Inc.[1]	443,800	25,842
Dye & Durham, Ltd.[2]	1,322,100	22,340
Lam Research Corp.	50,039	21,324
Block, Inc., Class A1	301,422	18,525
Ceridian HCM Holding, Inc.[1]	350,352	16,495
Paychex, Inc.	127,131	14,476
VeriSign, Inc.[1]	61,000	10,207
		6,492,561

Health care 12.99%
UnitedHealth Group, Inc.	2,233,644	1,147,267
Abbott Laboratories	6,014,324	653,456
AbbVie, Inc.	3,041,423	465,824
Novo Nordisk A/S, Class B	2,341,449	259,694
Humana, Inc.	535,731	250,760
Elevance Health, Inc.	465,299	224,544
AstraZeneca PLC	1,209,323	158,988
AstraZeneca PLC (ADR)	721,200	47,649
Thermo Fisher Scientific, Inc.	301,203	163,638
Bristol-Myers Squibb Company	1,859,278	143,164
PerkinElmer, Inc.	769,600	109,452
Pfizer, Inc.	2,030,169	106,442
GSK PLC	4,812,300	103,429
Seagen, Inc.[1]	432,135	76,462
Medtronic PLC	764,000	68,569
Eli Lilly and Company	180,974	58,677
Royalty Pharma PLC, Class A	1,170,161	49,194
Edwards Lifesciences Corp.[1]	317,059	30,149
Stryker Corp.	148,897	29,620
Roche Holding AG, nonvoting non-registered shares	85,502	28,531

American Funds Insurance Series	81

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Horizon Therapeutics PLC[1]	318,690	$25,419
Zimmer Biomet Holdings, Inc.	171,174	17,984
NovoCure, Ltd.[1]	193,600	13,455
Zoetis, Inc., Class A	68,400	11,757
Vir Biotechnology, Inc.[1]	258,400	6,581
Guardant Health, Inc.[1]	146,925	5,927
		4,256,632

Industrials 12.17%
Raytheon Technologies Corp.	7,634,279	733,731
General Electric Co.	5,898,742	375,573
Northrop Grumman Corp.	633,267	303,063
TFI International, Inc.	2,669,105	214,276
Carrier Global Corp.	5,749,143	205,014
Woodward, Inc.	2,204,500	203,894
General Dynamics Corp.	848,975	187,836
Waste Connections, Inc.	1,425,463	176,700
TransDigm Group, Inc.[1]	302,520	162,353
Airbus SE, non-registered shares	1,617,590	156,717
L3Harris Technologies, Inc.	607,462	146,824
BWX Technologies, Inc.	2,159,505	118,967
Norfolk Southern Corp.	482,759	109,726
Old Dominion Freight Line, Inc.	397,800	101,948
Waste Management, Inc.	625,300	95,658
ITT, Inc.	1,244,379	83,672
Equifax, Inc.	424,308	77,555
Lockheed Martin Corp.	180,000	77,393
Honeywell International, Inc.	409,067	71,100
Air Lease Corp., Class A	2,097,300	70,113
United Airlines Holdings, Inc.[1]	1,810,598	64,131
United Rentals, Inc.[1]	256,000	62,185
Fortive Corp.	1,085,000	59,002
Safran SA	539,713	53,285
CSX Corp.	1,350,000	39,231
Cummins, Inc.	100,000	19,353
Otis Worldwide Corp.	268,100	18,947
		3,988,247

Communication services 9.54%
Alphabet, Inc., Class C1	313,067	684,818
Alphabet, Inc., Class A1	281,863	614,253
Meta Platforms, Inc., Class A1	3,574,586	576,402
Comcast Corp., Class A	13,245,788	519,765
Netflix, Inc.[1]	1,632,923	285,549
Charter Communications, Inc., Class A1	429,912	201,427
Electronic Arts, Inc.	1,168,000	142,087
Tencent Holdings, Ltd.	1,782,100	80,488
Take-Two Interactive Software, Inc.[1]	178,984	21,931
		3,126,720

Financials 9.29%
JPMorgan Chase & Co.	3,311,830	372,945
Chubb, Ltd.	1,451,726	285,380
Marsh & McLennan Companies, Inc.	1,709,201	265,353
PNC Financial Services Group, Inc.	1,341,714	211,682
Arthur J. Gallagher & Co.	1,189,650	193,961
BlackRock, Inc.	258,532	157,456
Aon PLC, Class A	527,512	142,259
Nasdaq, Inc.	912,520	139,196
Morgan Stanley	1,592,297	121,110
American International Group, Inc.	2,047,230	104,675
Signature Bank	529,521	94,896

82	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Moody’s Corp.	327,321	$89,022
KeyCorp	4,886,953	84,202
B3 SA-Brasil, Bolsa, Balcao	39,829,500	83,412
Berkshire Hathaway, Inc., Class B1	285,000	77,811
S&P Global, Inc.	228,138	76,896
Charles Schwab Corp.	1,145,212	72,355
Webster Financial Corp.	1,701,139	71,703
State Street Corp.	1,077,260	66,413
Power Corporation of Canada, subordinate voting shares[2]	2,293,100	59,002
Bank of America Corp.	1,891,332	58,877
Blue Owl Capital, Inc., Class A2	4,369,165	43,823
MSCI, Inc.	98,300	40,514
Discover Financial Services	363,743	34,403
TPG, Inc., Class A2	1,347,552	32,220
SVB Financial Group[1]	67,100	26,504
Citizens Financial Group, Inc.	728,750	26,009
Principal Financial Group, Inc.	140,880	9,409
CME Group, Inc., Class A	5,500	1,126
		3,042,614

Consumer discretionary 7.95%
Amazon.com, Inc.[1]	7,241,191	769,087
General Motors Company[1]	8,736,000	277,455
Dollar Tree Stores, Inc.[1]	1,279,006	199,333
Home Depot, Inc.	658,461	180,596
Hilton Worldwide Holdings, Inc.	1,337,320	149,031
Wyndham Hotels & Resorts, Inc.	1,842,940	121,118
Royal Caribbean Cruises, Ltd.[1]	2,814,603	98,258
Dollar General Corp.	335,615	82,373
InterContinental Hotels Group PLC	1,396,700	73,959
Lear Corp.	569,068	71,640
Chipotle Mexican Grill, Inc.[1]	53,110	69,429
Kering SA	101,695	52,231
Rivian Automotive, Inc., Class A1,2	1,838,450	47,322
McDonald’s Corp.	186,000	45,920
Ford Motor Co.	3,848,000	42,828
Starbucks Corp.	524,000	40,028
Aptiv PLC[1]	427,399	38,068
CarMax, Inc.[1]	379,600	34,346
Darden Restaurants, Inc.	296,000	33,484
Airbnb, Inc., Class A1	350,000	31,178
D.R. Horton, Inc.	457,091	30,255
Burlington Stores, Inc.[1]	201,000	27,382
VF Corp.	555,000	24,514
Norwegian Cruise Line Holdings, Ltd.[1,2]	2,047,967	22,773
YUM! Brands, Inc.	196,630	22,320
NVR, Inc.[1]	5,298	21,214
		2,606,142

Consumer staples 5.36%
Philip Morris International, Inc.	6,790,089	670,453
British American Tobacco PLC	9,433,859	404,174
Keurig Dr Pepper, Inc.	5,314,367	188,075
General Mills, Inc.	1,378,800	104,030
Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	88,323
Mondelez International, Inc.	1,332,847	82,757
Anheuser-Busch InBev SA/NV	1,339,531	72,097
Archer Daniels Midland Company	540,100	41,912
Bunge, Ltd.	388,852	35,265

American Funds Insurance Series	83

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Procter & Gamble Company	180,677	$25,980
Kraft Heinz Company	567,200	21,633
Constellation Brands, Inc., Class A	91,971	21,435
		1,756,134

Energy 5.16%
Canadian Natural Resources, Ltd. (CAD denominated)	7,047,400	378,705
ConocoPhillips	3,413,983	306,610
Chevron Corp.	2,053,300	297,277
EOG Resources, Inc.	2,040,378	225,339
Baker Hughes Co., Class A	6,585,624	190,127
TC Energy Corp. (CAD denominated)[2]	1,821,019	94,333
Equitrans Midstream Corp.	10,215,807	64,973
Exxon Mobil Corp.	660,220	56,541
Suncor Energy, Inc.	1,451,133	50,911
Halliburton Company	738,400	23,156
Weatherford International[1]	100,000	2,117
		1,690,089

Utilities 3.17%
PG&E Corp.[1]	24,316,996	242,684
Edison International	1,947,800	123,179
Entergy Corp.	963,500	108,529
CenterPoint Energy, Inc.	2,840,104	84,010
Constellation Energy Corp.	1,414,838	81,014
Sempra Energy	510,000	76,638
Enel SpA	12,931,498	70,739
AES Corp.	2,803,707	58,906
DTE Energy Company	401,000	50,827
CMS Energy Corp.	729,800	49,261
NextEra Energy, Inc.	460,000	35,632
Exelon Corp.	643,766	29,175
Evergy, Inc.	418,980	27,338
		1,037,932

Materials 2.95%
Linde PLC	1,000,332	287,626
Vale SA, ordinary nominative shares (ADR)	8,009,475	117,179
Vale SA, ordinary nominative shares	3,404,848	49,809
LyondellBasell Industries NV	1,735,980	151,829
Celanese Corp.	779,474	91,674
Freeport-McMoRan, Inc.	2,382,960	69,725
Corteva, Inc.	908,750	49,200
Sherwin-Williams Company	196,181	43,927
Barrick Gold Corp.	2,373,000	41,978
Allegheny Technologies, Inc.[1]	1,769,447	40,184
Albemarle Corp.	112,161	23,439
		966,570

Real estate 2.21%
VICI Properties, Inc. REIT	12,137,342	361,571
Equinix, Inc. REIT	298,158	195,896
Crown Castle International Corp. REIT	864,782	145,612
Digital Realty Trust, Inc. REIT	160,000	20,773
		723,852

Total common stocks (cost: $20,458,974,000)		29,687,493

84	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks 1.19%	Shares		Value (000)
Health care 0.50%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]		123,957	$164,021

Information technology 0.47%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022		102,783	154,498

Consumer discretionary 0.12%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023		379,775	40,024

Financials 0.09%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 2023		527,700	30,855

Industrials 0.01%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022		35,448	2,389

Total convertible stocks (cost: $372,605,000)			391,787

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Industrials 0.02%
Boeing Company 4.875% 2025	USD	4,706	4,695

Consumer discretionary 0.00%
General Motors Financial Co. 4.30% 2025		160	158
General Motors Financial Co. 5.25% 2026		827	829
			987

Energy 0.00%
Weatherford International, Ltd. 11.00% 2024[3]		637	643

Total corporate bonds, notes & loans			6,325
Total bonds, notes & other debt instruments (cost: $6,224,000)			6,325

Short-term securities 8.68%	Shares
Money market investments 6.89%
Capital Group Central Cash Fund 1.38%[4,5]		22,578,323	2,257,381

	Weighted average yield	Principal amount
	at acquisition	(000)
U.S. Treasury bills 1.30%
U.S. Treasury 7/14/2022	0.752%	USD	425,900	425,733

	Shares
Money market investments purchased with collateral from securities on loan 0.49%
Capital Group Central Cash Fund 1.38%[4,5,6]	455,088	45,499
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[4,6]	24,023,345	24,023
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[4,6]	22,749,855	22,750

American Funds Insurance Series	85

Growth-Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan (continued)
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[4,6]	22,749,855	$22,750
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[4,6]	22,749,855	22,750
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[4,6]	22,749,855	22,750
		160,522

Total short-term securities (cost: $2,843,952,000)		2,843,636
Total investment securities 100.49% (cost: $23,681,755,000)		32,929,241
Other assets less liabilities (0.49)%		(160,481)

Net assets 100.00%		$32,768,760

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 7.03%
Money market investments 6.89%
Capital Group Central Cash Fund 1.38%[4]	$1,220,761	$3,693,243		$2,656,129	$(29)	$(465)	$2,257,381	$4,194
Money market investments purchased with collateral from securities on loan 0.14%
Capital Group Central Cash Fund 1.38%[4,6]	39,148	6,351	[7]				45,499	—	[8]
Total short-term securities							2,302,880
Total 7.03%					$(29)	$(465)	$2,302,880	$4,194

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $171,950,000, which represented .52% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $643,000, which represented less than .01% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 6/30/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

86	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio June 30, 2022	unaudited

Common stocks 91.29%	Shares	Value (000)
Financials 15.12%
Ping An Insurance (Group) Company of China, Ltd., Class H	594,500	$4,042
AXA SA	157,942	3,585
AIA Group, Ltd.	314,200	3,406
Toronto-Dominion Bank (CAD denominated)	40,774	2,674
Euronext NV	20,289	1,656
Hong Kong Exchanges and Clearing, Ltd.	33,100	1,628
HDFC Bank, Ltd.	94,308	1,610
Société Générale	66,916	1,465
Zurich Insurance Group AG	3,302	1,436
DNB Bank ASA	74,593	1,337
UniCredit SpA	129,378	1,229
B3 SA-Brasil, Bolsa, Balcao	575,984	1,206
KBC Groep NV	21,390	1,200
Aon PLC, Class A	4,304	1,161
London Stock Exchange Group PLC	12,499	1,161
Resona Holdings, Inc.	301,900	1,131
HDFC Life Insurance Company, Ltd.	155,362	1,082
UBS Group AG	55,531	895
Banco Santander, SA	301,578	849
Skandinaviska Enskilda Banken AB, Class A	85,977	844
Banco Bilbao Vizcaya Argentaria, SA	176,628	802
Industrial and Commercial Bank of China, Ltd., Class H	1,231,040	731
Prudential PLC	56,970	705
Fairfax Financial Holdings, Ltd., subordinate voting shares	1,188	630
Hang Seng Bank, Ltd.	35,700	630
China Merchants Bank Co., Ltd., Class H	92,000	616
Brookfield Asset Management, Inc., Class A (CAD denominated)	13,334	593
Tokio Marine Holdings, Inc.	10,100	588
DBS Group Holdings, Ltd.	27,095	579
Islandsbanki hf.	625,967	567
XP, Inc., Class A1	29,924	537
Postal Savings Bank of China Co., Ltd., Class H	659,000	523
Discovery, Ltd.[1]	61,031	481
Banca Generali SpA	16,214	458
Bank of Nova Scotia (CAD denominated)	7,643	452
Kotak Mahindra Bank, Ltd.	17,873	376
Partners Group Holding AG	403	363
ICICI Securities, Ltd.	45,682	248
EQT AB	11,659	239
Allfunds Group PLC	26,191	202
ING Groep NV	17,116	169
ICICI Bank, Ltd. (ADR)	9,236	164
Moscow Exchange MICEX-RTS PJSC[1,2,3]	346,177	—	[4]
Sberbank of Russia PJSC[1,2,3,5]	476,388	—	[4]
		44,250

Consumer staples 12.46%
British American Tobacco PLC	225,738	9,672
Philip Morris International, Inc.	55,231	5,454
Nestlé SA	32,890	3,840
Kweichow Moutai Co., Ltd., Class A	10,600	3,238
Anheuser-Busch InBev SA/NV	40,341	2,171
Carlsberg A/S, Class B	11,219	1,429
Imperial Brands PLC	58,436	1,306
Wuliangye Yibin Co., Ltd., Class A	42,700	1,288
Pernod Ricard SA	6,233	1,145
Foshan Haitian Flavouring and Food Co., Ltd., Class A	71,354	963
Asahi Group Holdings, Ltd.[6]	27,500	901
Carrefour SA, non-registered shares	47,118	834
Japan Tobacco, Inc.	46,800	809
Associated British Foods PLC	40,194	772
Ocado Group PLC[1]	63,803	607

American Funds Insurance Series	87

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Arca Continental, SAB de CV	79,817	$526
Varun Beverages, Ltd.	42,575	426
L’Oréal SA, non-registered shares	1,159	400
Reckitt Benckiser Group PLC	4,662	350
Danone SA	4,142	231
Avenue Supermarts, Ltd.[1]	2,324	100
X5 Retail Group NV (GDR)[2,3]	4,521	—	[4]
		36,462

Information technology 11.52%
Taiwan Semiconductor Manufacturing Company, Ltd.	546,000	8,741
ASML Holding NV	10,243	4,893
Tokyo Electron, Ltd.	9,000	2,939
Edenred SA	50,961	2,402
MediaTek, Inc.	84,000	1,839
Samsung Electronics Co., Ltd.	41,275	1,812
Broadcom, Inc.	3,663	1,780
Kingdee International Software Group Co., Ltd.[1]	446,000	1,046
SAP SE	11,226	1,023
Keyence Corp.	2,700	923
Nokia Corp.	184,636	859
SK hynix, Inc.	12,042	844
TDK Corp.	25,300	781
Logitech International SA6	14,122	738
EPAM Systems, Inc.[1]	1,859	548
Vanguard International Semiconductor Corp.	182,000	470
Halma PLC	13,130	321
Capgemini SE	1,725	295
Amadeus IT Group SA, Class A, non-registered shares[1]	4,613	257
Infosys, Ltd. (ADR)	13,636	252
AVEVA Group PLC	7,320	201
Nice, Ltd. (ADR)[1]	946	182
Nomura Research Institute, Ltd.	5,300	141
Fujitsu, Ltd.	1,000	125
eMemory Technology, Inc.[2]	3,000	103
Lightspeed Commerce, Inc., subordinate voting shares[1,6]	2,130	47
Lightspeed Commerce, Inc., subordinate voting shares (CAD denominated)[1]	1,792	40
STMicroelectronics NV	2,295	72
DLocal, Ltd., Class A1	2,309	61
		33,735

Consumer discretionary 11.23%
Evolution AB	42,576	3,871
LVMH Moët Hennessy-Louis Vuitton SE	5,788	3,528
Renault SA1	74,924	1,868
InterContinental Hotels Group PLC	25,460	1,348
MGM China Holdings, Ltd.[1]	2,300,000	1,304
Restaurant Brands International, Inc. (CAD denominated)	25,900	1,299
Coupang, Inc., Class A1	99,034	1,263
Prosus NV, Class N	19,000	1,244
Stellantis NV	98,287	1,214
Midea Group Co., Ltd., Class A	133,400	1,203
Li Ning Co., Ltd.	122,000	1,130
Galaxy Entertainment Group, Ltd.	182,000	1,086
OPAP SA	67,568	967
B&M European Value Retail SA	202,634	905
Wynn Macau, Ltd.[1]	1,318,400	896
Mercedes-Benz Group AG	15,347	888
Sodexo SA	11,499	808
Valeo SA, non-registered shares	40,094	774
Nitori Holdings Co., Ltd.	7,400	703
Industria de Diseño Textil, SA	29,457	667

88	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
EssilorLuxottica	4,450	$666
Paltac Corp.	21,500	666
Sands China, Ltd.[1]	275,200	657
Entain PLC[1]	33,218	503
Pop Mart International Group, Ltd.	91,400	441
Pan Pacific International Holdings Corp.	24,400	389
Americanas SA, ordinary nominative shares	150,325	386
D’Ieteren Group	2,482	363
Kindred Group PLC (SDR)	39,687	330
JD.com, Inc., Class A	9,324	300
adidas AG	1,537	272
Games Workshop Group PLC	2,691	219
Domino’s Pizza Enterprises, Ltd.	4,471	210
IDP Education, Ltd.	12,216	201
Kering SA	287	147
Balkrishna Industries, Ltd.	3,940	107
MercadoLibre, Inc.[1]	88	56
		32,879

Industrials 10.83%
Airbus SE, non-registered shares	50,956	4,937
BAE Systems PLC	445,308	4,500
Rheinmetall AG	7,282	1,681
CCR SA, ordinary nominative shares	663,205	1,588
ABB, Ltd.	53,832	1,436
SMC Corp.	3,100	1,382
LIXIL Corp.	67,600	1,265
RELX PLC	46,044	1,248
Alliance Global Group, Inc.	7,774,400	1,244
Cathay Pacific Airways, Ltd.[1]	1,112,000	1,217
Husqvarna AB, Class B	137,565	1,012
Daikin Industries, Ltd.	5,800	930
Ryanair Holdings PLC (ADR)[1]	13,438	904
Brenntag SE	12,910	840
Safran SA	7,582	749
Waste Connections, Inc. (CAD denominated)	5,214	646
InPost SA1	98,336	570
Siemens AG	5,122	521
Bunzl PLC	15,343	508
Experian PLC	17,224	504
TFI International, Inc. (CAD denominated)	5,970	479
Coor Service Management Holding AB	57,449	451
Epiroc AB, Class A	19,808	306
Epiroc AB, Class B	10,197	138
Caterpillar, Inc.	2,260	404
BELIMO Holding AG	1,068	376
Deutsche Post AG	9,567	358
Interpump Group SpA	8,630	329
DSV A/S	2,122	296
SITC International Holdings Co., Ltd.	79,659	225
Adecco Group AG	6,455	219
Wizz Air Holdings PLC[1]	9,958	213
Hitachi, Ltd.	2,400	114
Contemporary Amperex Technology Co., Ltd., Class A	1,300	104
		31,694

Health care 9.90%
AstraZeneca PLC	73,599	9,676
Novo Nordisk A/S, Class B	39,486	4,379
Sanofi	37,985	3,835
GSK PLC	125,753	2,703
Bayer AG	27,477	1,633

American Funds Insurance Series	89

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Siemens Healthineers AG	29,414	$1,495
Grifols, SA, Class B (ADR)[1]	89,399	1,062
Shionogi & Co., Ltd.	14,600	738
EUROAPI[1]	38,541	608
Koninklijke Philips NV (EUR denominated)[6]	20,932	451
Sonova Holding AG	1,294	412
Roche Holding AG, nonvoting non-registered shares	1,183	395
Novartis AG	4,335	367
CanSino Biologics, Inc., Class H	30,400	311
Genus PLC	7,584	231
Hutchmed China, Ltd. (ADR)[1]	17,569	222
BeiGene, Ltd. (ADR)[1]	1,332	216
Hypera SA, ordinary nominative shares	27,468	200
Innovent Biologics, Inc.[1]	13,000	58
		28,992

Energy 5.77%
BP PLC	586,455	2,772
TC Energy Corp. (CAD denominated)	41,511	2,150
TotalEnergies SE	39,592	2,090
Equinor ASA	57,171	1,988
Aker BP ASA (SDR)[2]	45,833	1,592
Aker BP ASA	8,613	299
Canadian Natural Resources, Ltd. (CAD denominated)	27,978	1,503
Cameco Corp.	52,229	1,098
Schlumberger, Ltd.	29,844	1,067
Tourmaline Oil Corp.	14,597	759
Reliance Industries, Ltd.[1]	19,013	625
TechnipFMC PLC[1]	75,572	509
INPEX Corp.	23,700	257
Var Energi ASA	42,709	168
Orron Energy AB	31,059	21
Gazprom PJSC (ADR)[2,3]	335,575	—	[4]
LUKOIL Oil Co. PJSC (ADR)[2,3]	9,706	—	[4]
Sovcomflot PAO[2,3]	356,717	—	[4]
		16,898

Communication services 4.92%
Koninklijke KPN NV	793,506	2,828
Tencent Holdings, Ltd.	46,000	2,078
Vodafone Group PLC	1,149,321	1,772
BT Group PLC	690,442	1,566
Nippon Telegraph and Telephone Corp.	38,800	1,114
Publicis Groupe SA	19,700	963
América Móvil, SAB de CV, Series L (ADR)	45,273	925
SoftBank Corp.	59,500	661
Indus Towers, Ltd.	245,887	651
Deutsche Telekom AG	28,506	566
Viaplay Group AB, Class B1	20,507	421
Telefónica, SA, non-registered shares[1]	53,453	272
NetEase, Inc.	10,800	198
Universal Music Group NV	9,437	189
Sea, Ltd., Class A (ADR)[1]	2,777	186
Yandex NV, Class A1,2,3	5,000	—	[4]
		14,390

Materials 4.67%
Vale SA, ordinary nominative shares	216,760	3,171
Vale SA, ordinary nominative shares (ADR)	107,874	1,578
Linde PLC	7,517	2,161
Koninklijke DSM NV	8,300	1,193
Barrick Gold Corp. (CAD denominated)[6]	29,977	530

90	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Barrick Gold Corp.	27,000	$478
Asahi Kasei Corp.	98,300	751
Glencore PLC	131,072	710
Rio Tinto PLC	10,440	625
Sociedad Química y Minera de Chile SA, Class B (ADR)	6,427	537
Fortescue Metals Group, Ltd.	42,224	511
Fresnillo PLC	33,572	313
Sika AG	1,208	278
Air Liquide SA, non-registered shares	1,669	224
Shandong Sinocera Functional Material Co., Ltd., Class A	41,300	222
Shin-Etsu Chemical Co., Ltd.	1,900	214
Givaudan SA	52	183
Alrosa PJSC[2,3]	53,607	—	[4]
		13,679

Utilities 2.59%
Engie SA	190,289	2,187
Brookfield Infrastructure Partners LP	55,511	2,121
Enel SpA	254,531	1,392
ENN Energy Holdings, Ltd.	73,800	1,212
Iberdrola, SA, non-registered shares	36,760	381
Guangdong Investment, Ltd.	276,000	292
		7,585

Real estate 2.28%
CK Asset Holdings, Ltd.	324,500	2,295
Longfor Group Holdings, Ltd.	443,000	2,092
Link REIT	104,400	851
Embassy Office Parks REIT	133,382	632
Unibail-Rodamco-Westfield REIT, non-registered shares[1]	10,527	537
Country Garden Services Holdings Co., Ltd.	60,000	267
		6,674

Total common stocks (cost: $290,577,000)		267,238

Preferred securities 0.65%
Information technology 0.33%
Samsung Electronics Co., Ltd., nonvoting preferred shares	23,993	961

Materials 0.16%
Gerdau SA, preferred nominative shares	113,297	484

Consumer discretionary 0.16%
Volkswagen AG, nonvoting preferred shares	3,471	463

Total preferred securities (cost: $2,726,000)		1,908

Short-term securities 7.83%
Money market investments 7.40%
Capital Group Central Cash Fund 1.38%[7,8]	216,555	21,651

American Funds Insurance Series	91

International Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.43%
Capital Group Central Cash Fund 1.38%[7,8,9]	3,605	$361
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[7,9]	190,311	191
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[7,9]	180,222	180
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[7,9]	180,223	180
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[7,9]	180,223	180
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[7,9]	180,223	180
		1,272

Total short-term securities (cost: $22,924,000)		22,923
Total investment securities 99.77% (cost: $316,227,000)		292,069
Other assets less liabilities 0.23%		671

Net assets 100.00%		$292,740

Forward currency contracts

				Unrealized
Contract amount				appreciation
Currency purchased	Currency sold		Settlement	at 6/30/2022
(000)	(000)	Counterparty	date	(000)
USD 446	GBP 365	JPMorgan Chase	9/16/2022	$1

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 7.52%
Money market investments 7.40%
Capital Group Central Cash Fund 1.38%[7]	$21,699	$53,334		$53,374	$(2)	$(6)	$21,651	$52
Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 1.38%[7,9]	—	361	[10]				361	—	[11]
Total short-term securities							22,012
Total 7.52%					$(2)	$(6)	$22,012	$52

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,695,000, which represented .58% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was less than $1,000, which represented less than .01% of the net assets of the fund.
[6]	All or a portion of this security was on loan. The total value of all such securities was $2,221,000, which represented .76% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[7]	Rate represents the seven-day yield at 6/30/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

92	American Funds Insurance Series

International Growth and Income Fund (continued)

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	93

Capital Income Builder
Investment portfolio June 30, 2022	unaudited

Common stocks 72.76%	Shares	Value (000)
Financials 12.34%
Zurich Insurance Group AG	39,843	$17,329
Toronto-Dominion Bank (CAD denominated)	159,743	10,475
PNC Financial Services Group, Inc.	59,040	9,315
CME Group, Inc., Class A	44,748	9,160
Morgan Stanley	85,379	6,494
Münchener Rückversicherungs-Gesellschaft AG	23,528	5,528
DNB Bank ASA	294,024	5,270
JPMorgan Chase & Co.	46,574	5,245
Power Corporation of Canada, subordinate voting shares	179,126	4,609
Principal Financial Group, Inc.	58,334	3,896
DBS Group Holdings, Ltd.	158,153	3,379
Ping An Insurance (Group) Company of China, Ltd., Class H	441,500	3,002
Ping An Insurance (Group) Company of China, Ltd., Class A	28,657	200
Tryg A/S	135,983	3,053
KeyCorp	169,905	2,927
American International Group, Inc.	53,986	2,760
Webster Financial Corp.	64,148	2,704
AIA Group, Ltd.	241,600	2,619
Great-West Lifeco, Inc.	93,285	2,278
B3 SA-Brasil, Bolsa, Balcao	1,032,986	2,163
KBC Groep NV	37,463	2,102
BlackRock, Inc.	3,246	1,977
Travelers Companies, Inc.	10,982	1,857
East West Bancorp, Inc.	28,480	1,846
ING Groep NV	161,558	1,597
Kaspi.kz JSC[1]	28,497	1,297
Kaspi.kz JSC (GDR)	4,869	221
National Bank of Canada[2]	22,809	1,497
Citizens Financial Group, Inc.	40,543	1,447
OneMain Holdings, Inc.	37,485	1,401
State Street Corp.	18,128	1,118
Truist Financial Corp.	23,131	1,097
Swedbank AB, Class A	84,919	1,073
China Pacific Insurance (Group) Co., Ltd., Class H	424,950	1,039
Franklin Resources, Inc.	40,856	952
PICC Property and Casualty Co., Ltd., Class H	904,000	940
Euronext NV	10,888	889
Hang Seng Bank, Ltd.	50,100	884
BNP Paribas SA	17,927	852
Hong Kong Exchanges and Clearing, Ltd.	17,200	846
Marsh & McLennan Companies, Inc.	5,132	797
EFG International AG	107,137	788
Citigroup, Inc.	16,200	745
Bank Central Asia Tbk PT	1,423,700	693
TPG, Inc., Class A2	26,945	644
China Merchants Bank Co., Ltd., Class H	88,000	589
Vontobel Holding AG	8,314	584
Banco Santander, SA	201,758	568
Patria Investments, Ltd., Class A	36,005	476
Macquarie Group, Ltd.	3,698	420
Wells Fargo & Company	10,594	415
Cullen/Frost Bankers, Inc.	3,136	365
SouthState Corp.	3,028	234
Blackstone, Inc., nonvoting shares	2,530	231
CaixaBank, SA	59,094	205
UniCredit SpA	17,367	165
IIFL Wealth Management, Ltd.	8,122	152
Moscow Exchange MICEX-RTS PJSC[3,4,5]	875,002	—	[6]
Sberbank of Russia PJSC[1,3,4,5]	204,176	—	[6]
		135,409

94	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 10.32%
Philip Morris International, Inc.	270,227	$26,682
British American Tobacco PLC	455,151	19,500
Nestlé SA	81,615	9,527
General Mills, Inc.	111,828	8,437
PepsiCo, Inc.	47,687	7,948
Kimberly-Clark Corp.	48,490	6,553
Altria Group, Inc.	151,739	6,338
Imperial Brands PLC	184,470	4,123
ITC, Ltd.	1,161,693	4,023
Unilever PLC (GBP denominated)	72,454	3,282
Danone SA	47,160	2,632
Carlsberg A/S, Class B	19,656	2,504
Keurig Dr Pepper, Inc.	54,657	1,934
Anheuser-Busch InBev SA/NV	26,838	1,444
Coca-Cola Company	21,263	1,338
Kraft Heinz Company	31,511	1,202
Mondelez International, Inc.	14,188	881
Procter & Gamble Company	5,012	721
Vector Group, Ltd.	68,110	715
Seven & i Holdings Co., Ltd.	18,300	710
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	95,200	554
Wuliangye Yibin Co., Ltd., Class A	17,100	516
Reckitt Benckiser Group PLC	6,554	492
Viscofan, SA, non-registered shares	8,226	453
Scandinavian Tobacco Group A/S	21,667	424
Hilton Food Group PLC	29,160	363
Coca-Cola HBC AG (CDI)	800	18
		113,314

Health care 8.71%
AbbVie, Inc.	142,914	21,889
Amgen, Inc.	51,643	12,565
GSK PLC	458,716	9,859
Gilead Sciences, Inc.	155,252	9,596
AstraZeneca PLC	53,547	7,040
Medtronic PLC	76,150	6,834
Abbott Laboratories	62,845	6,828
Novartis AG	72,111	6,107
UnitedHealth Group, Inc.	5,796	2,977
Pfizer, Inc.	50,556	2,651
Roche Holding AG, nonvoting non-registered shares	7,287	2,432
Bristol-Myers Squibb Company	28,685	2,209
Royalty Pharma PLC, Class A	41,526	1,746
CVS Health Corp.	7,829	725
Merck & Co., Inc.	7,825	713
EBOS Group, Ltd.	28,985	706
Bayer AG	11,554	687
Koninklijke Philips NV (EUR denominated)	2,984	64
Organon & Co.	662	22
		95,650

Information technology 8.04%
Broadcom, Inc.	57,187	27,783
Microsoft Corp.	68,566	17,610
Taiwan Semiconductor Manufacturing Company, Ltd.	620,800	9,938
QUALCOMM, Inc.	39,978	5,107
Automatic Data Processing, Inc.	15,874	3,334
Intel Corp.	77,261	2,890
MediaTek, Inc.	110,000	2,408
KLA Corp.	6,685	2,133
GlobalWafers Co., Ltd.	136,938	2,086
Texas Instruments, Inc.	12,972	1,993

American Funds Insurance Series	95

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Paychex, Inc.	16,447	$1,873
NetApp, Inc.	28,247	1,843
Apple, Inc.	12,770	1,746
Vanguard International Semiconductor Corp.	566,700	1,464
Tokyo Electron, Ltd.	3,400	1,110
Western Union Company	66,602	1,097
SAP SE	9,801	893
Fidelity National Information Services, Inc.	9,453	867
Analog Devices, Inc.	4,507	658
Tripod Technology Corp.	142,000	533
SINBON Electronics Co., Ltd.	42,446	363
International Business Machines Corp.	2,381	336
BE Semiconductor Industries NV	3,388	163
		88,228

Utilities 6.73%
Dominion Energy, Inc.	128,049	10,220
DTE Energy Company	52,990	6,717
National Grid PLC	465,204	5,957
Power Grid Corporation of India, Ltd.	2,035,755	5,462
Iberdrola, SA, non-registered shares	447,637	4,642
The Southern Co.	63,638	4,538
Enel SpA	809,492	4,428
E.ON SE	508,142	4,264
Edison International	53,687	3,395
Public Service Enterprise Group, Inc.	48,416	3,064
Duke Energy Corp.	26,321	2,822
Evergy, Inc.	39,780	2,596
AES Corp.	104,535	2,196
Entergy Corp.	19,327	2,177
NextEra Energy, Inc.	24,483	1,896
Exelon Corp.	41,656	1,888
Engie SA	109,459	1,258
Engie SA, bonus shares[3]	36,900	424
SSE PLC	72,232	1,421
CenterPoint Energy, Inc.	48,046	1,421
Sempra Energy	5,735	862
Power Assets Holdings, Ltd.	106,500	670
ENN Energy Holdings, Ltd.	32,400	532
Centrica PLC[5]	502,131	489
American Electric Power Company, Inc.	2,832	272
CMS Energy Corp.	3,992	270
		73,881

Real estate 6.72%
Crown Castle International Corp. REIT	136,797	23,034
VICI Properties, Inc. REIT	642,122	19,129
Digital Realty Trust, Inc. REIT	45,793	5,945
Gaming and Leisure Properties, Inc. REIT	95,781	4,392
Link REIT	355,366	2,898
Federal Realty Investment Trust REIT	27,495	2,632
CK Asset Holdings, Ltd.	308,000	2,178
American Tower Corp. REIT	7,508	1,919
Equinix, Inc. REIT	2,214	1,455
Longfor Group Holdings, Ltd.	249,000	1,176
Embassy Office Parks REIT	234,370	1,111
Charter Hall Group REIT	145,400	1,087
Powergrid Infrastructure Investment Trust	650,141	1,062
Americold Realty Trust, Inc.	32,239	968
Mindspace Business Parks REIT	214,689	953
Extra Space Storage, Inc. REIT	5,512	938
TAG Immobilien AG	63,810	728

96	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Sun Hung Kai Properties, Ltd.	61,255	$724
CTP NV	49,335	569
PSP Swiss Property AG	3,583	399
CubeSmart REIT	7,663	327
Douglas Elliman, Inc.	29,146	140
		73,764

Industrials 5.98%
Raytheon Technologies Corp.	212,630	20,436
Lockheed Martin Corp.	13,286	5,712
BAE Systems PLC	507,662	5,130
Honeywell International, Inc.	20,665	3,592
L3Harris Technologies, Inc.	13,435	3,247
Singapore Technologies Engineering, Ltd.	1,096,500	3,220
RELX PLC	98,945	2,681
RELX PLC (ADR)	7,965	215
Kone OYJ, Class B	54,424	2,587
VINCI SA	25,880	2,304
BOC Aviation, Ltd.	245,100	2,060
Siemens AG	19,999	2,035
Trinity Industries, Inc.	72,684	1,760
CCR SA, ordinary nominative shares	449,174	1,075
ABB, Ltd.	38,536	1,028
LIXIL Corp.	54,600	1,022
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	49,377	966
Trelleborg AB, Class B	47,577	959
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	64,480	898
Ventia Services Group Pty, Ltd.	490,862	844
United Parcel Service, Inc., Class B	4,455	813
Waste Management, Inc.	4,008	613
General Dynamics Corp.	2,480	549
Deutsche Post AG	14,410	540
Airbus SE, non-registered shares	3,671	356
Atlas Corp.[2]	23,578	252
Norfolk Southern Corp.	1,084	246
Sulzer AG	3,814	237
Melrose Industries PLC	122,162	223
		65,600

Energy 5.22%
TC Energy Corp. (CAD denominated)[2]	205,882	10,665
TC Energy Corp.	15,067	781
Canadian Natural Resources, Ltd. (CAD denominated)	190,567	10,240
Chevron Corp.	45,673	6,613
TotalEnergies SE	76,665	4,047
BP PLC	747,631	3,534
Shell PLC (GBP denominated)	116,755	3,033
Shell PLC (ADR)	8,003	418
Exxon Mobil Corp.	36,914	3,161
EOG Resources, Inc.	26,655	2,944
ConocoPhillips	30,877	2,773
Enbridge, Inc. (CAD denominated)	48,315	2,040
Baker Hughes Co., Class A	50,603	1,461
Schlumberger, Ltd.	35,730	1,278
Equitrans Midstream Corp.	200,167	1,273
Woodside Energy Group, Ltd.	34,151	750
Woodside Energy Group, Ltd. (CDI)[5]	23,081	489
Pioneer Natural Resources Company	5,252	1,172
DT Midstream, Inc.	12,803	628
Gazprom PJSC (ADR)[3,4]	440,214	—	[6]
		57,300

American Funds Insurance Series	97

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 3.26%
Comcast Corp., Class A	269,639	$10,581
Verizon Communications, Inc.	106,248	5,392
SoftBank Corp.	373,800	4,150
Koninklijke KPN NV	1,040,033	3,707
BCE, Inc.	64,510	3,171
Nippon Telegraph and Telephone Corp.	66,400	1,907
HKT Trust and HKT, Ltd., units	1,381,240	1,855
Singapore Telecommunications, Ltd.	573,200	1,044
Pearson PLC	106,351	971
WPP PLC	81,133	814
Omnicom Group, Inc.	10,162	646
Indus Towers, Ltd.	211,665	560
ITV PLC	569,947	453
ProSiebenSat.1 Media SE	40,927	378
Vodafone Group PLC	144,892	223
		35,852

Consumer discretionary 2.73%
McDonald’s Corp.	19,734	4,872
Midea Group Co., Ltd., Class A	385,475	3,477
Home Depot, Inc.	12,486	3,425
Industria de Diseño Textil, SA	151,346	3,424
Kering SA	5,429	2,788
Starbucks Corp.	36,027	2,752
VF Corp.	27,355	1,208
Hasbro, Inc.	14,296	1,171
Galaxy Entertainment Group, Ltd.	190,000	1,133
YUM! Brands, Inc.	9,688	1,100
Cie. Financière Richemont SA, Class A	9,843	1,048
LVMH Moët Hennessy-Louis Vuitton SE	1,480	902
Darden Restaurants, Inc.	7,867	890
Restaurant Brands International, Inc.	14,808	743
OPAP SA	27,844	398
Inchcape PLC	26,460	224
Thule Group AB	8,654	213
Kindred Group PLC (SDR)	19,169	159
		29,927

Materials 2.71%
Vale SA, ordinary nominative shares (ADR)	354,178	5,181
Vale SA, ordinary nominative shares	248,874	3,641
Rio Tinto PLC	77,432	4,634
BHP Group, Ltd. (CDI)	127,875	3,576
LyondellBasell Industries NV	28,394	2,483
Linde PLC	8,196	2,357
Air Products and Chemicals, Inc.	8,303	1,997
Evonik Industries AG	53,622	1,144
International Flavors & Fragrances, Inc.	8,013	954
BASF SE	21,232	924
Sociedad Química y Minera de Chile SA, Class B (ADR)	8,531	713
Asahi Kasei Corp.	92,600	707
UPM-Kymmene Oyj	19,277	586
Nexa Resources SA2	51,286	308
WestRock Co.	7,448	297
Fortescue Metals Group, Ltd.	19,956	241
		29,743

Total common stocks (cost: $689,320,000)		798,668

98	American Funds Insurance Series

Capital Income Builder (continued)

Preferred securities 0.05%	Shares		Value (000)
Information technology 0.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares		12,647	$506

Total preferred securities (cost: $419,000)			506

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 2023[5]		7,130	4

Total rights & warrants (cost: $0)			4

Convertible stocks 0.65%
Information technology 0.33%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022		2,393	3,597

Utilities 0.15%
AES Corp., convertible preferred units, 6.875% 2024		8,659	747
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023		9,704	524
NextEra Energy, Inc., convertible preferred units, 6.219% 2023		8,500	418
			1,689

Health care 0.10%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]		841	1,113

Consumer discretionary 0.07%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023		6,948	732

Total convertible stocks (cost: $6,038,000)			7,131

Investment funds 2.62%
Capital Group Central Corporate Bond Fund[7]		3,406,631	28,752

Total investment funds (cost: $33,973,000)			28,752

Bonds, notes & other debt instruments 18.31%	Principal amount (000)
U.S. Treasury bonds & notes 9.47%
U.S. Treasury 6.36%
U.S. Treasury 0.125% 2022	USD	1,625	1,606
U.S. Treasury 0.125% 2023		2,200	2,169
U.S. Treasury 0.375% 2023		875	846
U.S. Treasury 0.625% 2024		11,050	10,470
U.S. Treasury 0.75% 2024		5,965	5,655
U.S. Treasury 2.50% 2024		5,424	5,378
U.S. Treasury 0.375% 2025		507	471
U.S. Treasury 0.75% 2026		4,903	4,495
U.S. Treasury 0.75% 2026		3,850	3,523
U.S. Treasury 0.75% 2026		1	1
U.S. Treasury 1.125% 2026		4,030	3,714
U.S. Treasury 1.875% 2026		6,300	6,026
U.S. Treasury 2.00% 2026[8]		2,800	2,677
U.S. Treasury 0.50% 2027		2,900	2,567
U.S. Treasury 2.50% 2027		1,440	1,405
U.S. Treasury 2.625% 2027		6,605	6,479
U.S. Treasury 1.25% 2028		1,350	1,219
U.S. Treasury 2.875% 2032		5,696	5,628

American Funds Insurance Series	99

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.125% 2040[8]	USD	2,400		$1,665
U.S. Treasury 2.00% 2041		300		237
U.S. Treasury 2.375% 2051[8]		197		165
U.S. Treasury 2.25% 2052[8]		4,176		3,422
				69,818

U.S. Treasury inflation-protected securities 3.11%
U.S. Treasury Inflation-Protected Security 0.125% 2023[9]		2,532		2,576
U.S. Treasury Inflation-Protected Security 0.375% 2023[9]		1,764		1,796
U.S. Treasury Inflation-Protected Security 0.625% 2023[9]		3,298		3,356
U.S. Treasury Inflation-Protected Security 0.125% 2024[9]		5,769		5,828
U.S. Treasury Inflation-Protected Security 0.125% 2024[9]		4,979		5,011
U.S. Treasury Inflation-Protected Security 0.50% 2024[9]		2,491		2,527
U.S. Treasury Inflation-Protected Security 0.625% 2024[9]		2,986		3,036
U.S. Treasury Inflation-Protected Security 0.125% 2025[9]		1,231		1,231
U.S. Treasury Inflation-Protected Security 0.125% 2025[9]		223		223
U.S. Treasury Inflation-Protected Security 0.25% 2025[9]		523		526
U.S. Treasury Inflation-Protected Security 0.375% 2025[9]		366		369
U.S. Treasury Inflation-Protected Security 0.125% 2026[9]		2,317		2,295
U.S. Treasury Inflation-Protected Security 0.125% 2030[9]		2,078		1,980
U.S. Treasury Inflation-Protected Security 0.125% 2031[9]		1,777		1,686
U.S. Treasury Inflation-Protected Security 0.125% 2031[9]		135		128
U.S. Treasury Inflation-Protected Security 0.125% 2051[8,9]		1,971		1,506
				34,074

Total U.S. Treasury bonds & notes				103,892

Mortgage-backed obligations 6.24%
Federal agency mortgage-backed obligations 5.38%
Fannie Mae Pool #695412 5.00% 2033[10]		—	[6]	—	[6]
Fannie Mae Pool #AD3566 5.00% 2035[10]		2		2
Fannie Mae Pool #AC0794 5.00% 2039[10]		5		5
Fannie Mae Pool #931768 5.00% 2039[10]		1		1
Fannie Mae Pool #AE0311 3.50% 2040[10]		10		9
Fannie Mae Pool #932606 5.00% 2040[10]		3		3
Fannie Mae Pool #AJ1873 4.00% 2041[10]		7		7
Fannie Mae Pool #AE1248 5.00% 2041[10]		9		9
Fannie Mae Pool #AE1274 5.00% 2041[10]		7		7
Fannie Mae Pool #AE1277 5.00% 2041[10]		5		5
Fannie Mae Pool #AE1283 5.00% 2041[10]		2		3
Fannie Mae Pool #AE1290 5.00% 2042[10]		5		6
Fannie Mae Pool #AT0300 3.50% 2043[10]		2		2
Fannie Mae Pool #AT3954 3.50% 2043[10]		2		2
Fannie Mae Pool #AY1829 3.50% 2044[10]		2		2
Fannie Mae Pool #BJ5015 4.00% 2047[10]		42		42
Fannie Mae Pool #BH3122 4.00% 2047[10]		1		1
Fannie Mae Pool #BK6840 4.00% 2048[10]		28		28
Fannie Mae Pool #BK5232 4.00% 2048[10]		21		21
Fannie Mae Pool #BK9743 4.00% 2048[10]		8		8
Fannie Mae Pool #BK9761 4.50% 2048[10]		5		5
Fannie Mae Pool #CA5540 3.00% 2050[10]		3,412		3,206
Fannie Mae Pool #BF0142 5.50% 2056[10]		422		453
Fannie Mae Pool #BF0342 5.50% 2059[10]		280		305
Fannie Mae Pool #BF0497 3.00% 2060[10]		346		326
Freddie Mac Pool #Q15874 4.00% 2043[10]		1		1
Freddie Mac Pool #G67711 4.00% 2048[10]		254		255
Freddie Mac Pool #Q56599 4.00% 2048[10]		32		32
Freddie Mac Pool #Q55971 4.00% 2048[10]		22		22
Freddie Mac Pool #Q56175 4.00% 2048[10]		19		19
Freddie Mac Pool #Q55970 4.00% 2048[10]		11		11
Freddie Mac Pool #Q58411 4.50% 2048[10]		58		60

100	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #Q58436 4.50% 2048[10]	USD	31		$31
Freddie Mac Pool #Q58378 4.50% 2048[10]		21		21
Freddie Mac Pool #Q57242 4.50% 2048[10]		16		16
Freddie Mac Pool #ZT1704 4.50% 2049[10]		1,338		1,369
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[10]		253		246
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[10,11]		249		243
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[10,11]		122		119
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[10,11]		103		100
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[10]		85		83
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[10]		22		21
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[10]		1,051		1,024
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[10]		676		669
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[10]		444		440
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[10]		20		20
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[10]		11		10
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[10]		993		985
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 2029[10]		1,388		1,334
Government National Mortgage Assn. 4.00% 2052[10,12]		3,313		3,292
Government National Mortgage Assn. 4.00% 2052[10,12]		2,829		2,818
Government National Mortgage Assn. 4.50% 2052[10,12]		1,145		1,157
Government National Mortgage Assn. 5.00% 2052[10,12]		3,624		3,700
Government National Mortgage Assn. 5.00% 2052[10,12]		27		28
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[10]		502		514
Government National Mortgage Assn. Pool #694836 5.665% 2059[10]		1		1
Government National Mortgage Assn. Pool #765152 4.14% 2061[10]		—	[6]	—	[6]
Government National Mortgage Assn. Pool #766525 4.70% 2062[10]		—	[6]	—	[6]
Government National Mortgage Assn. Pool #725893 5.20% 2064[10]		—	[6]	—	[6]
Government National Mortgage Assn. Pool #AA7554 6.64% 2064[10]		1		1
Uniform Mortgage-Backed Security 2.50% 2037[10,12]		1,608		1,536
Uniform Mortgage-Backed Security 3.00% 2052[10,12]		1,900		1,768
Uniform Mortgage-Backed Security 3.00% 2052[10,12]		1,720		1,602
Uniform Mortgage-Backed Security 3.50% 2052[10,12]		1,927		1,851
Uniform Mortgage-Backed Security 4.00% 2052[10,12]		11,242		11,051
Uniform Mortgage-Backed Security 4.00% 2052[10,12]		531		523
Uniform Mortgage-Backed Security 4.50% 2052[10,12]		7,550		7,550
Uniform Mortgage-Backed Security 4.50% 2052[10,12]		5,351		5,362
Uniform Mortgage-Backed Security 5.00% 2052[10,12]		3,606		3,664
Uniform Mortgage-Backed Security 5.00% 2052[10,12]		1,050		1,069
				59,076

Collateralized mortgage-backed obligations (privately originated) 0.52%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,10,11]		161		150
Binom Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2061[1,10,11]		91		87
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 2061[1,10]		95		89
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,10,11]		97		96
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[1,10,11]		153		150
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,10,11]		122		120

American Funds Insurance Series	101

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
CIM Trust, Series 2022-R2, Class A1, 3.75% 2061[1,10,11]	USD	201	$195
Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[1,10,11]		12	11
Connecticut Avenue Securities, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 1.676% 2041[1,10,11]		11	11
Connecticut Avenue Securities, Series 2022-R04, Class 1M1, (30-day Average USD-SOFR + 2.00%) 2.926% 2042[1,10,11]		158	155
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 2069[1,10]		68	69
Finance of America Structured Securities Trust, Series 2019-JR3, Class A, 2.00% 2069[1,10]		61	63
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[1,10,11]		122	105
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 6.324% 2028[10,11]		294	303
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 2.926% 2042[1,10,11]		171	169
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 3.126% 2042[1,10,11]		96	94
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (1-month USD-LIBOR + 1.70%) 3.324% 2050[1,10,11]		247	244
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 3.474% 2050[1,10,11]		482	477
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (1-month USD-LIBOR + 5.10%) 6.724% 2050[1,10,11]		120	122
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 7.624% 2050[1,10,11]		175	183
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 2039[1,10]		202	197
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[1,10,11]		137	137
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[1,10,11]		83	79
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2061 (7.00% on 4/25/2025)[1,3,10,13]		215	208
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 2067 (5.25% on 11/25/2024)[1,10,13]		141	132
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 2.424% 2053[1,10,11]		105	104
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 2.474% 2055[1,10,11]		202	196
MRA Issuance Trust, Series 2020-10, Class A3, (1-month USD-LIBOR + 1.30%) 2.10% 2022[1,10,11]		353	349
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 2.374% 2055[1,10,11]		281	278
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 2039[1,10]		100	95
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[1,10,11]		90	86
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,10,11]		29	29
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,10,11]		47	46
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,10,11]		26	25
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[1,10,11]		57	56
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[1,10,11]		28	28
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,10]		516	476
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 2033[1,3,4]		100	88
Tricon Residential, Series 2021-SFR1, Class A, 1.943% 2038[1,10]		196	179
			5,681

102	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities 0.34%
Boca Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.767%) 2.27% 2039[1,10,11]	USD	110	$108
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 3.177% 2037[1,10,11]		329	323
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.11%) 2.865% 2027[1,10,11]		332	329
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 2.024% 2036[1,10,11]		548	529
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 2.223% 2036[1,10,11]		266	251
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 2.97% 2036[1,10,11]		100	93
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 2.825% 2037[1,10,11]		166	162
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 1.994% 2038[1,10,11]		173	166
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 2.724% 2038[1,10,11]		99	94
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 2.825% 2038[1,10,11]		100	95
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 2.405% 2038[1,10,11]		99	97
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 2.244% 2025[1,10,11]		229	224
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 2.474% 2038[1,10,11]		300	292
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 2039[1,10,11]		100	89
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 3.058% 2039[1,10,11]		193	188
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 2.374% 2038[1,10,11]		179	173
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 4.874% 2049[1,10,11]		150	140
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 2.055% 2038[1,10,11]		361	344
			3,697

Total mortgage-backed obligations			68,454

Corporate bonds, notes & loans 1.83%
Energy 0.35%
Apache Corp. 4.25% 2030		385	342
Baker Hughes Co. 2.061% 2026		8	7
BP Capital Markets America, Inc. 3.633% 2030		360	341
Cenovus Energy, Inc. 5.40% 2047		75	72
Diamondback Energy, Inc. 4.25% 2052		57	48
Energy Transfer Operating LP 5.00% 2050		66	56
Energy Transfer Partners LP 5.30% 2047		14	12
EQT Corp. 5.00% 2029		35	34
EQT Corp. 3.625% 2031[1]		20	17
Equinor ASA 2.375% 2030		365	320
Exxon Mobil Corp. 2.995% 2039		200	164
MPLX LP 5.50% 2049		625	581
New Fortress Energy, Inc. 6.50% 2026[1]		80	73
NGL Energy Operating, LLC 7.50% 2026[1]		80	72
ONEOK, Inc. 3.10% 2030		42	36
ONEOK, Inc. 4.95% 2047		51	44
ONEOK, Inc. 7.15% 2051		97	103
Pemex Project Funding Master Trust, Series 13, 6.625% 2035		150	103
Petróleos Mexicanos 6.50% 2029		20	16
Petróleos Mexicanos 8.75% 2029[1]		222	201

American Funds Insurance Series	103

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Petróleos Mexicanos 7.69% 2050	USD	75	$50
Sabine Pass Liquefaction, LLC 4.50% 2030		142	136
Shell International Finance BV 2.00% 2024		420	408
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[13]		540	515
TransCanada PipeLines, Ltd. 5.10% 2049		150	149
			3,900

Health care 0.31%
AbbVie, Inc. 3.20% 2029		25	23
AbbVie, Inc. 4.25% 2049		39	35
Amgen, Inc. 3.35% 2032		36	33
Amgen, Inc. 4.20% 2052		19	17
AstraZeneca PLC 3.375% 2025		200	198
AstraZeneca PLC 3.00% 2051		11	9
Centene Corp. 4.625% 2029		530	496
Centene Corp. 3.375% 2030		179	152
Centene Corp. 2.625% 2031		40	32
Gilead Sciences, Inc. 1.65% 2030		8	7
HCA, Inc. 3.625% 2032[1]		16	14
Humana, Inc. 3.70% 2029		12	11
Merck & Co., Inc. 1.70% 2027		118	107
Merck & Co., Inc. 3.40% 2029		110	106
Merck & Co., Inc. 2.15% 2031		168	145
Pfizer, Inc. 2.70% 2050		425	324
Regeneron Pharmaceuticals, Inc. 1.75% 2030		8	6
Regeneron Pharmaceuticals, Inc. 2.80% 2050		2	1
Shire PLC 3.20% 2026		270	260
Teva Pharmaceutical Finance Co. BV 6.00% 2024		700	691
Teva Pharmaceutical Finance Co. BV 3.15% 2026		650	535
Teva Pharmaceutical Finance Co. BV 4.10% 2046		300	188
			3,390

Consumer discretionary 0.25%
Bayerische Motoren Werke AG 3.45% 2027[1]		25	24
Bayerische Motoren Werke AG 4.15% 2030[1]		290	285
Bayerische Motoren Werke AG 3.70% 2032[1]		25	24
Daimler Trucks Finance North America, LLC 1.125% 2023[1]		495	476
Daimler Trucks Finance North America, LLC 1.625% 2024[1]		175	165
Daimler Trucks Finance North America, LLC 2.375% 2028[1]		150	129
Daimler Trucks Finance North America, LLC 2.50% 2031[1]		150	122
Ford Motor Co. 2.30% 2025		200	180
Ford Motor Credit Company, LLC 5.125% 2025		200	191
Grand Canyon University 4.125% 2024		200	191
Royal Caribbean Cruises, Ltd. 10.875% 2023[1]		250	251
Royal Caribbean Cruises, Ltd. 11.50% 2025[1]		160	165
Toyota Motor Credit Corp. 2.15% 2022		505	505
			2,708

Utilities 0.23%
AEP Transmission Co., LLC 3.80% 2049		45	39
Edison International 4.125% 2028		132	123
FirstEnergy Corp. 2.25% 2030		107	85
FirstEnergy Corp. 2.65% 2030		493	408
Pacific Gas and Electric Co. 3.25% 2024		1,025	999
Pacific Gas and Electric Co. 2.95% 2026		97	88
Pacific Gas and Electric Co. 3.75% 2028		105	93
Pacific Gas and Electric Co. 4.65% 2028		284	263

104	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 2.50% 2031	USD	375	$287
Southern California Edison Co., Series C, 3.60% 2045		206	156
Union Electric Co. 3.90% 2052		25	22
			2,563

Communication services 0.23%
América Móvil, SAB de CV, 8.46% 2036	MXN	1,300	55
AT&T, Inc. 3.50% 2041	USD	75	60
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2031[1]		360	294
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2032[1]		25	21
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2034[1]		175	136
Magallanes, Inc. 4.279% 2032[1]		36	32
Magallanes, Inc. 5.05% 2042[1]		47	40
Magallanes, Inc. 5.141% 2052[1]		63	53
Netflix, Inc. 4.875% 2028		150	141
SBA Tower Trust 1.631% 2026[1]		253	227
Sprint Corp. 6.875% 2028		325	343
Sprint Corp. 8.75% 2032		275	332
T-Mobile US, Inc. 3.875% 2030		625	584
Verizon Communications, Inc. 2.355% 2032		126	105
Walt Disney Company 4.625% 2040		120	117
			2,540

Financials 0.15%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032		150	120
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[13]		231	185
Charles Schwab Corp. 2.45% 2027		25	23
Citigroup, Inc. 3.057% 2033 (USD-SOFR + 1.351% on 1/25/2032)[13]		35	30
CME Group, Inc. 2.65% 2032		50	44
Corebridge Financial, Inc. 3.85% 2029[1]		180	166
Corebridge Financial, Inc. 3.90% 2032[1]		32	29
Corebridge Financial, Inc. 4.35% 2042[1]		7	6
Corebridge Financial, Inc. 4.40% 2052[1]		49	41
Danske Bank AS 4.298% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,13]		200	190
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[13]		75	62
Goldman Sachs Group, Inc. 3.102% 2033 (USD-SOFR + 1.41% on 2/24/2032)[13]		40	34
Intercontinental Exchange, Inc. 4.60% 2033		18	18
Intercontinental Exchange, Inc. 4.95% 2052		16	16
JPMorgan Chase & Co. 1.953% 2032 (USD-SOFR + 1.065% on 2/4/2031)[13]		227	182
JPMorgan Chase & Co. 2.963% 2033 (USD-SOFR + 1.26% on 1/25/2032)[13]		17	15
JPMorgan Chase & Co., Series I, (3-month USD-LIBOR + 3.47%) 4.709% junior subordinated perpetual bonds[11]		105	100
Navient Corp. 5.00% 2027		150	123
New York Life Global Funding 3.00% 2028[1]		150	142
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[13]		38	29
Wells Fargo & Company 3.35% 2033 (USD-SOFR + 1.50% on 3/2/2032)[13]		105	93
			1,648

Consumer staples 0.10%
7-Eleven, Inc. 0.80% 2024[1]		50	47
7-Eleven, Inc. 0.95% 2026[1]		60	53
7-Eleven, Inc. 1.30% 2028[1]		45	38
7-Eleven, Inc. 1.80% 2031[1]		325	254
Altria Group, Inc. 3.70% 2051		25	16
British American Tobacco PLC 4.70% 2027		105	103
British American Tobacco PLC 4.448% 2028		150	142
British American Tobacco PLC 4.54% 2047		82	60

American Funds Insurance Series	105

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
British American Tobacco PLC 4.758% 2049	USD	121	$92
Kraft Heinz Company 3.00% 2026		93	88
Kraft Heinz Company 4.875% 2049		170	150
Kraft Heinz Company 5.50% 2050		75	72
			1,115

Industrials 0.09%
Boeing Company 4.508% 2023		270	271
Boeing Company 2.75% 2026		91	85
Boeing Company 5.15% 2030		284	273
Boeing Company 5.805% 2050		95	87
Canadian Pacific Railway, Ltd. 2.45% 2031		78	67
Canadian Pacific Railway, Ltd. 3.10% 2051		102	75
CSX Corp. 4.75% 2048		50	49
Masco Corp. 3.125% 2051		10	7
Union Pacific Corp. 2.80% 2032		17	15
Union Pacific Corp. 3.50% 2053		20	16
			945

Information technology 0.07%
Broadcom, Inc. 4.00% 2029[1]		6	6
Broadcom, Inc. 4.15% 2032[1]		11	10
Broadcom, Inc. 3.75% 2051[1]		91	68
Lenovo Group, Ltd. 5.875% 2025		400	412
Oracle Corp. 2.875% 2031		140	115
Oracle Corp. 3.60% 2050		150	104
ServiceNow, Inc. 1.40% 2030		130	102
			817

Materials 0.03%
Dow Chemical Co. 3.60% 2050		75	57
International Flavors & Fragrances, Inc. 1.832% 2027[1]		100	86
International Flavors & Fragrances, Inc. 3.468% 2050[1]		10	7
LYB International Finance III, LLC 4.20% 2050		49	40
LYB International Finance III, LLC 3.625% 2051		102	76
South32 Treasury (USA), Ltd. 4.35% 2032[1]		14	13
			279

Real estate 0.02%
American Tower Corp. 4.05% 2032		11	10
Equinix, Inc. 1.55% 2028		25	21
Equinix, Inc. 3.20% 2029		144	128
Equinix, Inc. 2.50% 2031		47	38
			197

Total corporate bonds, notes & loans			20,102

Asset-backed obligations 0.68%
Aesop Funding, LLC, Series 2020-2, Class A, 2.02% 2027[1,10]		197	181
Aesop Funding, LLC, Series 2020-2A, Class B, 2.96% 2027[1,10]		100	94
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2027[1,10]		178	175
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 2036[1,10]		86	86
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 2052[1,10]		88	87
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 2052[1,10]		100	99
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 1.927% 2025[10,11]		150	150
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2035[1,10]		91	87
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 2060[1,10]		359	326
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 2060[1,10]		90	77
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 2060[1,10]		92	83

106	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 2060[1,10]	USD	92	$79
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 2061[1,10]		323	285
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 2024[10]		63	63
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 2039[1,10]		132	130
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 1.252% 2025[10,11]		73	73
Freedom Financial, Series 2022-1FP, Class A, 0.94% 2029[1,10]		72	71
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 2045[1,10]		566	523
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 2046[1,10]		91	81
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[1,10]		145	140
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[1,10]		247	231
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[1,10]		100	93
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[1,10]		268	237
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[1,10]		100	89
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[1,10]		100	88
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,10]		51	47
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,10]		156	144
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,10]		236	219
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[1,10]		471	437
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 2.335% 2062[1,10,11]		248	242
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[1,10]		935	817
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 2024[10]		199	193
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.60%) 1.113% 2024[10,11]		250	246
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 2027[1,10]		100	91
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 2031[1,10]		100	93
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,10]		84	74
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[1,10]		224	209
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[1,10,11]		335	304
Verizon Master Trust, Series 2022-3, Class A, 3.01% 2027 (3.76% on 11/20/2023)[10,13]		160	159
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 2024[10]		110	109
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 2025[1,10]		494	492
			7,504

Bonds & notes of governments & government agencies outside the U.S. 0.07%
Peru (Republic of) 2.783% 2031		190	162
Portuguese Republic 5.125% 2024		18	19
Qatar (State of) 4.50% 2028		200	207
Saudi Arabia (Kingdom of) 3.625% 2028		200	198
United Mexican States 3.25% 2030		200	176
			762

Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034		15	13

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033		225	227

Total municipals			240

Total bonds, notes & other debt instruments (cost: $210,549,000)			200,954

American Funds Insurance Series	107

Capital Income Builder (continued)

Short-term securities 10.25%	Shares	Value (000)
Money market investments 9.10%
Capital Group Central Cash Fund 1.38%[7,14]	999,523	$99,932

Money market investments purchased with collateral from securities on loan 1.15%
Capital Group Central Cash Fund 1.38%[7,14,15]	35,799	3,579
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[14,15]	1,889,762	1,890
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[14,15]	1,789,584	1,790
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[14,15]	1,789,585	1,790
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[14,15]	1,789,584	1,789
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[14,15]	1,789,585	1,789
		12,627

Total short-term securities (cost: $112,575,000)		112,559
Total investment securities 104.64% (cost: $1,052,874,000)		1,148,574
Other assets less liabilities (4.64)%		(50,964)

Net assets 100.00%		$1,097,610

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 6/30/2022 (000)
30 Day Federal Funds Futures	Long	64	September 2022	USD	26,065	$8
90 Day Eurodollar Futures	Long	94	September 2022		22,747	(611)
2 Year U.S. Treasury Note Futures	Short	34	September 2022		(7,141)	(68)
5 Year U.S. Treasury Note Futures	Long	129	September 2022		14,480	7
10 Year Ultra U.S. Treasury Note Futures	Long	37	September 2022		4,713	(67)
10 Year U.S. Treasury Note Futures	Long	25	September 2022		2,963	(34)
20 Year U.S. Treasury Bond Futures	Long	11	September 2022		1,525	(21)
30 Year Ultra U.S. Treasury Bond Futures	Long	67	September 2022		10,341	(241)
						$(1,027)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD 5,635	$57	$—	$57
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	5,600	53	—	53
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	5,215	52	—	52
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	4,100	34	—	34
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	898	8	—	8

108	American Funds Insurance Series

Capital Income Builder (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	USD 7,200	$1,224	$—	$1,224
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	805	329	—	329
						$1,757	$—	$1,757

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	Value at 6/30/2022 (000)	Upfront premium paid (000)	Unrealized depreciation at 6/30/2022 (000)
5.00%	Quarterly	CDX.NA.HY.38	6/20/2027	USD 6,138	$(185)	$174	$(359)

Investments in affiliates7

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Investment funds 2.62%
Capital Group Central Corporate Bond Fund	$30,304	$3,186		$—	$—	$(4,738)	$28,752	$402

Short-term securities 9.43%
Money market investments 9.10%
Capital Group Central Cash Fund 1.38%[14]	42,892	156,994		99,931	(4)	(19)	99,932	185

Money market investments purchased with collateral from securities on loan 0.33%
Capital Group Central Cash Fund 1.38%[14,15]	1,954	1,625	[16]				3,579	—	[17]
Total short-term securities							103,511
Total 12.05%					$(4)	$(4,757)	$132,263	$587

American Funds Insurance Series	109

Capital Income Builder (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,860,000, which represented 1.90% of the net assets of the fund.
[2]	All or a portion of this security was on loan. The total value of all such securities was $13,384,000, which represented 1.22% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $720,000, which represented .07% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Security did not produce income during the last 12 months.
[6]	Amount less than one thousand.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,776,000, which represented .16% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[12]	Purchased on a TBA basis.
[13]	Step bond; coupon rate may change at a later date.
[14]	Rate represents the seven-day yield at 6/30/2022.
[15]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[16]	Represents net activity. Refer to Note 5 for more information on securities lending.
[17]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

CAD = Canadian dollars

CDI = CREST Depository Interest

CME = CME Group

EFFR = Effective Federal Funds Rate

EUR = Euros

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

110	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio June 30, 2022	unaudited

Common stocks 66.90%	Shares	Value (000)
Health care 11.72%
UnitedHealth Group, Inc.	1,060,800	$544,859
Johnson & Johnson	2,330,000	413,598
Humana, Inc.	522,000	244,333
Cigna Corp.	900,000	237,168
Pfizer, Inc.	3,387,556	177,610
Abbott Laboratories	1,600,000	173,840
CVS Health Corp.	1,813,000	167,993
Vertex Pharmaceuticals, Inc.[1]	555,500	156,534
Eli Lilly and Company	400,469	129,844
Regeneron Pharmaceuticals, Inc.[1]	214,600	126,856
AbbVie, Inc.	821,978	125,894
Gilead Sciences, Inc.	1,845,000	114,039
Bristol-Myers Squibb Company	1,117,017	86,010
Thermo Fisher Scientific, Inc.	116,000	63,020
Centene Corp.[1]	531,513	44,971
AbCellera Biologics, Inc.[1,2]	2,676,672	28,507
Alnylam Pharmaceuticals, Inc.[1]	188,334	27,469
Rotech Healthcare, Inc.[1,3,4,5]	184,138	18,782
Zoetis, Inc., Class A	95,618	16,436
Horizon Therapeutics PLC[1]	192,328	15,340
Ultragenyx Pharmaceutical, Inc.[1]	217,400	12,970
		2,926,073

Information technology 10.33%
Microsoft Corp.	3,906,015	1,003,182
Broadcom, Inc.	1,536,813	746,599
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,930,000	239,528
ASML Holding NV (New York registered) (ADR)	341,764	162,639
MKS Instruments, Inc.	1,500,000	153,945
Mastercard, Inc., Class A	195,977	61,827
NVIDIA Corp.	332,696	50,433
MicroStrategy, Inc., Class A1,2	203,897	33,500
Paychex, Inc.	240,000	27,329
DocuSign, Inc.[1]	440,000	25,247
Apple, Inc.	150,000	20,508
GoDaddy, Inc., Class A1	281,000	19,546
KLA Corp.	49,000	15,635
Applied Materials, Inc.	135,000	12,282
Adobe, Inc.[1]	15,500	5,674
		2,577,874

Financials 9.61%
CME Group, Inc., Class A	977,200	200,033
Apollo Asset Management, Inc.	3,886,410	188,413
Chubb, Ltd.	800,000	157,264
First Republic Bank	1,000,000	144,200
Aon PLC, Class A	489,000	131,874
Toronto-Dominion Bank (CAD denominated)	1,996,383	130,916
Capital One Financial Corp.	1,150,000	119,818
Synchrony Financial	4,100,000	113,242
JPMorgan Chase & Co.	998,100	112,396
Bank of America Corp.	3,500,000	108,955
Western Alliance Bancorporation	1,182,849	83,509
Intercontinental Exchange, Inc.	776,000	72,975
SLM Corp.	4,530,000	72,208
KKR & Co., Inc.	1,497,000	69,296
Blue Owl Capital, Inc., Class A2	6,623,054	66,429
Wells Fargo & Company	1,570,000	61,497
M&T Bank Corp.	375,000	59,771
Ares Management Corp., Class A	1,015,403	57,736
Nasdaq, Inc.	370,100	56,455
Brookfield Asset Management, Inc., Class A	1,260,000	56,032

American Funds Insurance Series	111

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Signature Bank	271,435	$48,644
Fifth Third Bancorp	1,191,000	40,018
S&P Global, Inc.	118,700	40,009
The Bank of N.T. Butterfield & Son, Ltd.	1,120,585	34,951
Citizens Financial Group, Inc.	940,000	33,549
EQT AB	1,446,647	29,612
Antin Infrastructure Partners SA	1,243,300	29,342
Blackstone, Inc., nonvoting shares	237,500	21,667
Bridgepoint Group PLC	5,809,554	17,086
Progressive Corp.	105,000	12,208
OneMain Holdings, Inc.	300,000	11,214
Islandsbanki hf.	9,555,235	8,663
Hong Kong Exchanges and Clearing, Ltd.	170,000	8,363
Jonah Energy Parent, LLC[3,4]	32,117	2,061
Sberbank of Russia PJSC[1,3,4,6]	8,880,000	—	[7]
		2,400,406

Consumer discretionary 7.83%
Aramark	11,375,152	348,421
Home Depot, Inc.	1,226,200	336,310
Amazon.com, Inc.[1]	2,371,740	251,903
Dollar General Corp.	736,909	180,867
LVMH Moët Hennessy-Louis Vuitton SE	224,596	136,912
Booking Holdings, Inc.[1]	72,045	126,006
General Motors Company[1]	3,750,000	119,100
Target Corp.	750,000	105,922
Lear Corp.	800,000	100,712
D.R. Horton, Inc.	870,000	57,585
Etsy, Inc.[1]	742,289	54,343
Royal Caribbean Cruises, Ltd.[1]	1,470,324	51,329
YUM! Brands, Inc.	277,000	31,442
Xpeng, Inc., Class A (ADR)[1]	703,800	22,339
Darden Restaurants, Inc.	142,000	16,063
Chipotle Mexican Grill, Inc.[1]	5,800	7,582
Dr. Martens PLC	2,375,000	6,863
		1,953,699

Consumer staples 5.92%
Philip Morris International, Inc.	8,992,421	887,912
British American Tobacco PLC (ADR)	2,634,146	113,031
British American Tobacco PLC	1,400,000	59,980
Nestlé SA	1,300,000	151,754
Archer Daniels Midland Company	1,880,000	145,888
Altria Group, Inc.	1,570,000	65,579
Avenue Supermarts, Ltd.[1]	970,539	41,860
Costco Wholesale Corp.	26,000	12,461
		1,478,465

Industrials 5.63%
Northrop Grumman Corp.	853,553	408,485
L3Harris Technologies, Inc.	1,194,000	288,590
Lockheed Martin Corp.	644,500	277,109
Boeing Company[1]	820,000	112,110
Caterpillar, Inc.	618,000	110,474
CSX Corp.	2,628,369	76,380
Raytheon Technologies Corp.	395,000	37,963
Storskogen Group AB, Class B2	23,562,528	33,329
AMETEK, Inc.	140,000	15,385
Cintas Corp.	40,000	14,941

112	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Copart, Inc.[1]	116,000	$12,605
Chart Industries, Inc.[1]	68,000	11,382
Air Lease Corp., Class A	220,000	7,355
		1,406,108

Communication services 5.09%
Alphabet, Inc., Class C1	194,843	426,209
Alphabet, Inc., Class A1	8,450	18,415
Charter Communications, Inc., Class A1	821,000	384,663
Meta Platforms, Inc., Class A1	1,506,948	242,995
Comcast Corp., Class A	3,307,000	129,767
Activision Blizzard, Inc.	447,541	34,846
Netflix, Inc.[1]	168,491	29,464
Electronic Arts, Inc.	35,000	4,258
		1,270,617

Materials 4.17%
Corteva, Inc.	3,900,000	211,146
Vale SA, ordinary nominative shares	7,201,887	105,356
Mosaic Co.	1,940,000	91,626
Royal Gold, Inc.	845,000	90,229
Nucor Corp.	812,700	84,854
LyondellBasell Industries NV	850,000	74,341
Rio Tinto PLC	1,175,000	70,322
First Quantum Minerals, Ltd.	3,220,000	61,088
Newmont Corp.	900,000	53,703
Wheaton Precious Metals Corp.	1,353,000	48,749
Franco-Nevada Corp.	347,089	45,657
Allegheny Technologies, Inc.[1]	1,750,000	39,742
Nutrien, Ltd. (CAD denominated)	400,272	31,877
Air Products and Chemicals, Inc.	84,000	20,200
Sherwin-Williams Company	54,700	12,248
		1,041,138

Energy 3.43%
Canadian Natural Resources, Ltd. (CAD denominated)	7,565,100	406,524
Pioneer Natural Resources Company	782,000	174,448
Cenovus Energy, Inc. (CAD denominated)	6,000,000	114,155
Hess Corp.	400,000	42,376
Chevron Corp.	270,000	39,091
ConocoPhillips	402,000	36,104
TC Energy Corp.	631,700	32,728
Equitrans Midstream Corp.	1,060,000	6,742
Chesapeake Energy Corp.	30,189	2,448
Diamond Offshore Drilling, Inc.[1,2]	247,104	1,455
Diamond Offshore Drilling, Inc.[1,6]	86,354	509
McDermott International, Ltd.[1,3,4]	40,219	23
Bighorn Permian Resources, LLC[1,3,4]	4,392	23
Constellation Oil Services Holding SA, Class B-1[1,3,4]	480,336	—	[7]
		856,626

Real estate 2.25%
VICI Properties, Inc. REIT	11,720,160	349,144
Gaming and Leisure Properties, Inc. REIT	2,595,400	119,025
STORE Capital Corp. REIT	2,200,000	57,376
Crown Castle International Corp. REIT	166,000	27,951
Equinix, Inc. REIT	12,700	8,344
		561,840

American Funds Insurance Series	113

Asset Allocation Fund (continued)

Common stocks (continued)	Shares		Value (000)
Utilities 0.92%
Enel SpA		20,400,000	$111,594
Exelon Corp.		1,195,231	54,168
CenterPoint Energy, Inc.		1,197,782	35,430
Evergy, Inc.		298,000	19,445
Constellation Energy Corp.		138,666	7,940
			228,577

Total common stocks (cost: $12,391,314,000)			16,701,423

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,4,6]		450	144

Total preferred securities (cost: $466,000)			144

Rights & warrants 0.00%
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants[1,3,4]		4	—	[7]

Total rights & warrants (cost: $0)			—	[7]

Convertible stocks 0.20%
Health care 0.20%
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 2024[3,4,5]		50,000	50,000

Total convertible stocks (cost: $50,000,000)			50,000

Investment funds 5.58%
Capital Group Central Corporate Bond Fund[8]		165,135,085	1,393,740

Total investment funds (cost: $1,663,339,000)			1,393,740

Bonds, notes & other debt instruments 22.54%	Principal amount (000)
U.S. Treasury bonds & notes 8.05%
U.S. Treasury 5.58%
U.S. Treasury 1.375% 2022	USD	280	280
U.S. Treasury 1.625% 2022		94	94
U.S. Treasury 0.125% 2023		44,825	44,081
U.S. Treasury 2.25% 2023		5,000	4,948
U.S. Treasury 2.375% 2023		5,000	4,994
U.S. Treasury 2.75% 2023		15,000	14,988
U.S. Treasury 1.00% 2024		10,725	10,214
U.S. Treasury 1.50% 2024		907	877
U.S. Treasury 2.25% 2024		5,000	4,945
U.S. Treasury 2.50% 2024		239,179	237,066
U.S. Treasury 2.50% 2024		700	694
U.S. Treasury 3.00% 2024		16,500	16,515
U.S. Treasury 0.25% 2025		23,812	21,979
U.S. Treasury 2.50% 2025		3,500	3,455
U.S. Treasury 2.75% 2025		3,229	3,205
U.S. Treasury 2.875% 2025		2,724	2,714
U.S. Treasury 3.00% 2025		10,000	9,985
U.S. Treasury 0.375% 2026		75,000	68,192
U.S. Treasury 0.50% 2026		42,515	38,755
U.S. Treasury 0.75% 2026		16,833	15,431
U.S. Treasury 0.75% 2026		52	47
U.S. Treasury 0.875% 2026		565	516
U.S. Treasury 1.125% 2026		471	434

114	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.50% 2026	USD	500	$470
U.S. Treasury 1.625% 2026		35,000	32,935
U.S. Treasury 1.625% 2026		7,000	6,656
U.S. Treasury 1.625% 2026		1,500	1,422
U.S. Treasury 0.50% 2027		36,300	31,990
U.S. Treasury 0.625% 2027		7,109	6,228
U.S. Treasury 1.125% 2027		762	698
U.S. Treasury 2.375% 2027		880	852
U.S. Treasury 2.625% 2027		105,393	103,390
U.S. Treasury 1.25% 2028		3,142	2,813
U.S. Treasury 1.375% 2028		10,900	9,819
U.S. Treasury 1.50% 2028		50,000	45,377
U.S. Treasury 2.875% 2028		5,217	5,154
U.S. Treasury 2.875% 2029		50,000	49,389
U.S. Treasury 0.625% 2030		20,225	16,856
U.S. Treasury 1.50% 2030		36,651	32,903
U.S. Treasury 2.875% 2032[9]		206,475	204,015
U.S. Treasury 1.125% 2040		62,775	43,559
U.S. Treasury 1.375% 2040[9]		52,695	37,810
U.S. Treasury 1.75% 2041		47,854	36,257
U.S. Treasury 2.00% 2041		1,181	934
U.S. Treasury 2.375% 2042		9,305	7,857
U.S. Treasury 3.25% 2042		10,694	10,393
U.S. Treasury 2.50% 2046		3,755	3,174
U.S. Treasury 3.00% 2047		9,355	8,718
U.S. Treasury 3.00% 2048		336	316
U.S. Treasury 2.25% 2049		15,000	12,253
U.S. Treasury 1.375% 2050		12,500	8,194
U.S. Treasury 2.00% 2050		13,825	10,674
U.S. Treasury 2.00% 2051		1,356	1,044
U.S. Treasury 2.375% 2051		4,758	4,001
U.S. Treasury 2.25% 2052[9]		187,501	153,630
			1,394,190

U.S. Treasury inflation-protected securities 2.47%
U.S. Treasury Inflation-Protected Security 0.125% 2024[10]		95,764	96,387
U.S. Treasury Inflation-Protected Security 0.125% 2024[10]		7,579	7,657
U.S. Treasury Inflation-Protected Security 0.50% 2024[10]		21,407	21,715
U.S. Treasury Inflation-Protected Security 0.625% 2024[10]		97,111	98,720
U.S. Treasury Inflation-Protected Security 0.125% 2025[10]		25,738	25,752
U.S. Treasury Inflation-Protected Security 0.125% 2025[10]		3,788	3,785
U.S. Treasury Inflation-Protected Security 0.25% 2025[10]		24,408	24,560
U.S. Treasury Inflation-Protected Security 0.375% 2025[10]		4,510	4,555
U.S. Treasury Inflation-Protected Security 0.125% 2026[10]		117,121	115,994
U.S. Treasury Inflation-Protected Security 0.125% 2026[10]		42,270	41,868
U.S. Treasury Inflation-Protected Security 0.75% 2028[10]		20,152	20,324
U.S. Treasury Inflation-Protected Security 0.875% 2029[10]		22,718	22,903
U.S. Treasury Inflation-Protected Security 0.125% 2031[10]		26,261	24,919
U.S. Treasury Inflation-Protected Security 0.125% 2032[10]		58,733	55,582
U.S. Treasury Inflation-Protected Security 1.00% 2049[9,10]		53,507	51,174
			615,895

Total U.S. Treasury bonds & notes			2,010,085

Mortgage-backed obligations 6.72%
Federal agency mortgage-backed obligations 6.11%
Fannie Mae Pool #AD7072 4.00% 2025[11]		2	2
Fannie Mae Pool #AE2321 4.00% 2025[11]		1	1
Fannie Mae Pool #AE3069 4.00% 2025[11]		1	1
Fannie Mae Pool #AH6431 4.00% 2026[11]		228	230
Fannie Mae Pool #890329 4.00% 2026[11]		35	35

American Funds Insurance Series	115

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #AH5618 4.00% 2026[11]	USD	2		$2
Fannie Mae Pool #AH0829 4.00% 2026[11]		2		2
Fannie Mae Pool #MA1109 4.00% 2027[11]		3		3
Fannie Mae Pool #MA3653 3.00% 2029[11]		16		15
Fannie Mae Pool #AL8347 4.00% 2029[11]		244		247
Fannie Mae Pool #254767 5.50% 2033[11]		226		242
Fannie Mae Pool #555956 5.50% 2033[11]		146		156
Fannie Mae Pool #BN1085 4.00% 2034[11]		431		438
Fannie Mae Pool #BN3172 4.00% 2034[11]		167		169
Fannie Mae Pool #AS8554 3.00% 2036[11]		6,381		6,242
Fannie Mae Pool #929185 5.50% 2036[11]		398		426
Fannie Mae Pool #893641 6.00% 2036[11]		796		872
Fannie Mae Pool #893688 6.00% 2036[11]		168		184
Fannie Mae Pool #907239 6.00% 2036[11]		56		61
Fannie Mae Pool #AD0249 5.50% 2037[11]		120		129
Fannie Mae Pool #190379 5.50% 2037[11]		61		65
Fannie Mae Pool #924952 6.00% 2037[11]		908		995
Fannie Mae Pool #888292 6.00% 2037[11]		600		657
Fannie Mae Pool #928031 6.00% 2037[11]		69		75
Fannie Mae Pool #888637 6.00% 2037[11]		11		12
Fannie Mae Pool #AD0119 6.00% 2038[11]		1,024		1,123
Fannie Mae Pool #AD0095 6.00% 2038[11]		757		830
Fannie Mae Pool #995674 6.00% 2038[11]		338		370
Fannie Mae Pool #AE0021 6.00% 2038[11]		302		331
Fannie Mae Pool #AL7164 6.00% 2038[11]		202		216
Fannie Mae Pool #AB0538 6.00% 2038[11]		114		124
Fannie Mae Pool #889983 6.00% 2038[11]		20		22
Fannie Mae Pool #995391 6.00% 2038[11]		17		18
Fannie Mae Pool #995224 6.00% 2038[11]		8		9
Fannie Mae Pool #AD0833 6.00% 2039[11]		—	[7]	—	[7]
Fannie Mae Pool #AL0013 6.00% 2040[11]		202		222
Fannie Mae Pool #AL0309 6.00% 2040[11]		69		76
Fannie Mae Pool #MA4501 2.00% 2041[11]		9,156		8,189
Fannie Mae Pool #MA4387 2.00% 2041[11]		8,007		7,161
Fannie Mae Pool #AB4536 6.00% 2041[11]		457		495
Fannie Mae Pool #AL7228 6.00% 2041[11]		267		288
Fannie Mae Pool #FS0305 1.50% 2042[11]		23,696		20,310
Fannie Mae Pool #MA4520 2.00% 2042[11]		15,523		13,806
Fannie Mae Pool #AP2131 3.50% 2042[11]		3,348		3,291
Fannie Mae Pool #AU8813 4.00% 2043[11]		2,395		2,419
Fannie Mae Pool #AU9348 4.00% 2043[11]		1,403		1,417
Fannie Mae Pool #AU9350 4.00% 2043[11]		1,073		1,082
Fannie Mae Pool #AL8773 3.50% 2045[11]		5,612		5,517
Fannie Mae Pool #AL8354 3.50% 2045[11]		1,445		1,418
Fannie Mae Pool #AS8310 3.00% 2046[11]		396		375
Fannie Mae Pool #AL8522 3.50% 2046[11]		2,959		2,895
Fannie Mae Pool #BD9699 3.50% 2046[11]		1,500		1,467
Fannie Mae Pool #BD9307 4.00% 2046[11]		1,337		1,343
Fannie Mae Pool #BC7611 4.00% 2046[11]		115		115
Fannie Mae Pool #BM1179 3.00% 2047[11]		509		482
Fannie Mae Pool #BE1290 3.50% 2047[11]		2,188		2,140
Fannie Mae Pool #CA0770 3.50% 2047[11]		1,665		1,632
Fannie Mae Pool #MA3211 4.00% 2047[11]		2,898		2,913
Fannie Mae Pool #257036 7.00% 2047[11]		6		7
Fannie Mae Pool #256975 7.00% 2047[11]		2		2
Fannie Mae Pool #FM3278 3.50% 2048[11]		18,036		17,646
Fannie Mae Pool #MA3277 4.00% 2048[11]		12		12
Fannie Mae Pool #BK5255 4.00% 2048[11]		13		12
Fannie Mae Pool #CA4756 3.00% 2049[11]		1,857		1,745
Fannie Mae Pool #CB2375 2.50% 2051[11]		8,289		7,502
Fannie Mae Pool #CB2319 2.50% 2051[11]		204		185

116	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB2372 2.50% 2051[11]	USD	97	$88
Fannie Mae Pool #BT9510 2.50% 2051[11]		97	88
Fannie Mae Pool #BT9483 2.50% 2051[11]		98	88
Fannie Mae Pool #FM8453 3.00% 2051[11]		5,152	4,861
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[11]		92	98
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[11]		27	30
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[11,12]		204	203
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.28% 2023[11,12]		2,529	2,521
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[11,12]		2,637	2,643
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[11,12]		4,093	4,063
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[11,12]		1,853	1,852
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.556% 2026[11,12]		7,783	7,501
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[11,12]		2,784	2,717
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[11]		46	40
Freddie Mac Pool #C91912 3.00% 2037[11]		11,757	11,544
Freddie Mac Pool #G03978 5.00% 2038[11]		462	488
Freddie Mac Pool #G04553 6.50% 2038[11]		55	60
Freddie Mac Pool #G08347 4.50% 2039[11]		72	75
Freddie Mac Pool #C03518 5.00% 2040[11]		612	646
Freddie Mac Pool #Q05807 4.00% 2042[11]		1,777	1,796
Freddie Mac Pool #Q23185 4.00% 2043[11]		1,403	1,418
Freddie Mac Pool #Q23190 4.00% 2043[11]		833	844
Freddie Mac Pool #760014 2.797% 2045[11,12]		204	203
Freddie Mac Pool #Q37988 4.00% 2045[11]		6,202	6,243
Freddie Mac Pool #G60344 4.00% 2045[11]		5,323	5,382
Freddie Mac Pool #Z40130 3.00% 2046[11]		4,764	4,558
Freddie Mac Pool #Q41909 4.50% 2046[11]		285	292
Freddie Mac Pool #Q41090 4.50% 2046[11]		252	257
Freddie Mac Pool #760015 2.557% 2047[11,12]		487	482
Freddie Mac Pool #Q46021 3.50% 2047[11]		1,166	1,141
Freddie Mac Pool #SI2002 4.00% 2048[11]		2,562	2,570
Freddie Mac Pool #SD7528 2.00% 2050[11]		18,947	16,578
Freddie Mac Pool #SD7545 2.50% 2051[11]		7,407	6,727
Freddie Mac Pool #RA6483 2.50% 2051[11]		7,232	6,535
Freddie Mac Pool #QD3220 2.50% 2051[11]		97	88
Freddie Mac Pool #RA5971 3.00% 2051[11]		7,186	6,752
Freddie Mac, Series T041, Class 3A, 4.493% 2032[11,12]		199	201
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[11]		3,573	3,519
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[11]		4,000	3,987
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[11,12]		9,778	9,861
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[11]		10,050	9,788
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[11]		7,370	7,314
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[11]		4,755	4,675
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[11]		3,237	3,300
Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 2032[11]		19,961	17,884
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[11]		5,498	5,359
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[11,12]		5,424	5,296
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[11,12]		2,810	2,745
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[11,12]		1,218	1,198
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[11,12]		971	939
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[11]		2,047	1,996
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[11]		1,982	1,964
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[11]		796	778

American Funds Insurance Series	117

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[11]	USD	10,209	$10,103
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[11]		5,832	5,680
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[11]		2,318	2,299
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[11]		2,951	2,836
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[11]		4,582	4,542
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[11]		2,455	2,412
Government National Mortgage Assn. 2.00% 2052[11,13]		68,784	61,046
Government National Mortgage Assn. 2.50% 2052[11,13]		5,866	5,370
Government National Mortgage Assn. 3.00% 2052[11,13]		98,663	93,044
Government National Mortgage Assn. 3.50% 2052[11,13]		16,452	15,968
Government National Mortgage Assn. 4.00% 2052[11,13]		8,644	8,590
Government National Mortgage Assn. 4.00% 2052[11,13]		7,382	7,352
Government National Mortgage Assn. 4.50% 2052[11,13]		33,456	33,830
Government National Mortgage Assn. Pool #BD7245 4.00% 2048[11]		441	441
Government National Mortgage Assn. Pool #MA5652 4.50% 2048[11]		381	388
Government National Mortgage Assn. Pool #MA6602 4.50% 2050[11]		226	231
Government National Mortgage Assn. Pool #MA7259 4.50% 2051[11]		2,018	2,065
Government National Mortgage Assn. Pool #MA7316 4.50% 2051[11]		558	569
Uniform Mortgage-Backed Security 1.50% 2037[11,13]		19,795	18,006
Uniform Mortgage-Backed Security 2.00% 2037[11,13]		27,169	25,366
Uniform Mortgage-Backed Security 2.50% 2037[11,13]		638	609
Uniform Mortgage-Backed Security 3.00% 2037[11,13]		12,453	12,169
Uniform Mortgage-Backed Security 2.00% 2052[11,13]		134,092	116,283
Uniform Mortgage-Backed Security 2.50% 2052[11,13]		155,788	139,985
Uniform Mortgage-Backed Security 3.00% 2052[11,13]		236,465	220,060
Uniform Mortgage-Backed Security 3.00% 2052[11,13]		4,800	4,472
Uniform Mortgage-Backed Security 3.50% 2052[11,13]		130,313	125,212
Uniform Mortgage-Backed Security 4.00% 2052[11,13]		73,067	71,827
Uniform Mortgage-Backed Security 4.00% 2052[11,13]		27,346	26,928
Uniform Mortgage-Backed Security 4.50% 2052[11,13]		79,783	79,936
Uniform Mortgage-Backed Security 4.50% 2052[11,13]		27,637	27,639
Uniform Mortgage-Backed Security 5.00% 2052[11,13]		80,945	82,414
Uniform Mortgage-Backed Security 5.00% 2052[11,13]		14,450	14,681
			1,525,097

Commercial mortgage-backed securities 0.46%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[11]		2,909	2,554
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class A4, 3.507% 2064[11,12]		2,550	2,383
Barclays Commercial Mortgage Securities, LLC, Series 2017-DELC, Class A, 2.174% 2036[6,11,12]		2,000	1,961
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2051[11]		1,000	967
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 2053[11]		2,960	2,574
Benchmark Mortgage Trust, Series 2022-B35, Class A5, 4.594% 2055[11,12]		6,337	6,467
BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 1.913% 2034[6,11,12]		5,954	5,658
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 2.024% 2036[6,11,12]		4,505	4,352
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 2.223% 2036[6,11,12]		7,968	7,506
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 2.621% 2036[6,11,12]		5,968	5,594
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 1.994% 2038[6,11,12]		7,481	7,192

118	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 2.174% 2038[6,11,12]	USD	5,254	$5,065
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 2.194% 2038[6,11,12]		1,351	1,297
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 2.424% 2038[6,11,12]		1,220	1,161
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[11]		614	607
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[11]		4,735	4,684
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[11]		923	916
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 2.405% 2038[6,11,12]		1,564	1,528
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 2.705% 2038[6,11,12]		1,428	1,388
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 3.025% 2038[6,11,12]		1,492	1,446
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[6,11]		3,795	3,147
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[11]		2,489	2,168
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 2039[6,11]		1,964	1,812
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 2039[6,11]		868	797
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 2039[6,11,12]		523	467
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 2042[6,11]		1,431	1,254
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 2.374% 2038[6,11,12]		3,572	3,445
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 2.724% 2038[6,11,12]		1,904	1,828
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 2039[6,11]		13,772	12,136
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 2.125% 2026[6,11,12]		3,950	3,854
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[11]		663	657
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[11]		582	573
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[6,11]		2,194	1,867
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 2.055% 2038[6,11,12]		4,808	4,576
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 2.279% 2039[6,11,12]		10,709	10,315
			114,196

Collateralized mortgage-backed obligations (privately originated) 0.15%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[6,11,12]		1,254	1,164
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 3.224% 2029[6,11,12]		1,556	1,550
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 3.861% 2068[6,11,12]		1,345	1,322
Connecticut Avenue Securities, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 1.676% 2041[6,11,12]		562	556
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[6,11]		4,102	3,789
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[6,11,12]		2,230	2,101
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[11]		156	152
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[6,11]		6,481	6,980
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[6,11]		2,299	2,478
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (1-month USD-LIBOR + 3.30%) 4.924% 2027[11,12]		321	324
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 2026[6,11]		4,356	3,897

American Funds Insurance Series	119

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[6,11,12]	USD	3,481	$3,482
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[6,11,12]		1,133	1,129
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[11]		329	320
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 2.474% 2055[6,11,12]		4,040	3,926
MRA Issuance Trust, Series 2020-10, Class A3, (1-month USD-LIBOR + 1.30%) 2.10% 2022[6,11,12]		1,745	1,723
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2052[6,11,12]		2,862	2,449
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[6,11,12]		403	395
			37,737

Total mortgage-backed obligations			1,677,030

Corporate bonds, notes & loans 6.00%
Financials 1.23%
ACE INA Holdings, Inc. 2.875% 2022		3,880	3,881
ACE INA Holdings, Inc. 3.35% 2026		880	862
ACE INA Holdings, Inc. 4.35% 2045		400	378
Advisor Group Holdings, LLC 6.25% 2028[6]		4,470	3,907
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026		5,457	4,756
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028		4,501	3,796
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032		2,838	2,275
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033		1,781	1,409
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041		1,970	1,423
AG Merger Sub II, Inc. 10.75% 2027[6]		2,420	2,396
Alliant Holdings Intermediate, LLC / Alliant Holdings 4.25% 2027[6]		2,100	1,821
Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[6]		2,295	1,908
Ally Financial, Inc. 8.00% 2031		3,000	3,286
American International Group, Inc. 2.50% 2025		15,800	15,080
AmWINS Group, Inc. 4.875% 2029[6]		1,348	1,106
Aretec Escrow Issuer, Inc. 7.50% 2029[6]		1,000	854
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[14]		2,428	2,131
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[14]		6,000	5,983
Bank of America Corp. 1.843% 2025 (USD-SOFR + 0.67% on 2/4/2024)[14]		6,000	5,788
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[14]		2,500	2,241
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[14]		1,565	1,394
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[14]		2,345	2,186
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[14]		1,000	800
Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[14]		1,953	1,613
Bank of Nova Scotia 1.625% 2023		5,000	4,932
Berkshire Hathaway, Inc. 2.75% 2023		1,615	1,615
Berkshire Hathaway, Inc. 3.125% 2026		500	491
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[6,14]		2,400	2,010
Castlelake Aviation Finance DAC 5.00% 2027[6]		3,370	2,805
Citigroup, Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[14]		3,254	2,843
CME Group, Inc. 3.75% 2028		3,425	3,380
Coinbase Global, Inc. 3.375% 2028[6]		2,625	1,660
Coinbase Global, Inc. 3.625% 2031[6]		2,875	1,623
Commonwealth Bank of Australia 3.35% 2024		1,225	1,219
Commonwealth Bank of Australia 3.35% 2024[6]		1,000	995
Commonwealth Bank of Australia 2.688% 2031[6]		4,575	3,728
Compass Diversified Holdings 5.25% 2029[6]		820	678
Compass Diversified Holdings 5.00% 2032[6]		715	554
Corebridge Financial, Inc. 3.50% 2025[6]		642	624
Corebridge Financial, Inc. 3.65% 2027[6]		914	860
Corebridge Financial, Inc. 3.85% 2029[6]		621	574
Corebridge Financial, Inc. 3.90% 2032[6]		351	315
Corebridge Financial, Inc. 4.35% 2042[6]		203	174
Corebridge Financial, Inc. 4.40% 2052[6]		489	409

120	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Crédit Agricole SA 4.375% 2025[6]	USD	850	$837
Credit Suisse Group AG 3.80% 2023		1,625	1,610
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,14]		800	720
Danske Bank AS 3.773% 2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[6,14]		6,000	5,905
Deutsche Bank AG 2.552% 2028 (USD-SOFR + 1.318% on 1/7/2027)[14]		5,000	4,332
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 2026[3,4,12,15]		816	723
Digital Currency Group, Inc., Term Loan, 8.75% 2026[3,4,15]		1,089	926
FS Energy and Power Fund 7.50% 2023[6]		1,995	2,003
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[14]		2,198	1,947
Goldman Sachs Group, Inc. 2.64% 2028 (USD-SOFR + 1.114% on 2/24/2027)[14]		4,000	3,633
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[14]		390	368
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[14]		2,323	1,931
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[14]		2,000	1,531
Groupe BPCE SA 2.75% 2023[6]		600	598
Groupe BPCE SA 5.70% 2023[6]		2,250	2,284
Groupe BPCE SA 5.15% 2024[6]		3,710	3,713
Groupe BPCE SA 1.00% 2026[6]		3,000	2,664
Hightower Holding, LLC 6.75% 2029[6]		870	655
HSBC Holdings PLC 4.25% 2024		3,000	2,988
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[14]		625	597
HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[14]		3,000	2,775
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[14]		1,500	1,379
Icahn Enterprises Finance Corp. 5.25% 2027		1,185	1,052
Icahn Enterprises Finance Corp. 4.375% 2029		1,525	1,235
Intercontinental Exchange, Inc. 2.65% 2040		7,425	5,464
Intesa Sanpaolo SpA 3.375% 2023[6]		750	747
Intesa Sanpaolo SpA 3.25% 2024[6]		750	727
Intesa Sanpaolo SpA 5.017% 2024[6]		1,730	1,652
Intesa Sanpaolo SpA 3.875% 2027[6]		300	277
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[14]		4,725	4,713
JPMorgan Chase & Co. 4.08% 2026 (USD-SOFR + 1.32% on 4/26/2025)[14]		6,000	5,933
JPMorgan Chase & Co. 4.323% 2028 (USD-SOFR + 1.56% on 4/26/2027)[14]		4,000	3,938
JPMorgan Chase & Co. 4.586% 2033 (USD-SOFR + 1.80% on 4/26/2032)[14]		299	294
Kasikornbank PCL HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[14]		1,222	1,101
Ladder Capital Corp. 4.25% 2027[6]		3,757	3,039
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[14]		750	748
Lloyds Banking Group PLC 4.05% 2023		2,000	2,006
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[14]		800	712
Lloyds Banking Group PLC 4.375% 2028		2,150	2,091
LPL Holdings, Inc. 4.625% 2027[6]		2,700	2,525
LPL Holdings, Inc. 4.375% 2031[6]		1,805	1,545
Marsh & McLennan Companies, Inc. 3.875% 2024		820	822
Marsh & McLennan Companies, Inc. 4.375% 2029		1,705	1,687
Marsh & McLennan Companies, Inc. 4.90% 2049		719	707
Marsh & McLennan Companies, Inc. 2.90% 2051		920	648
MGIC Investment Corp. 5.25% 2028		1,175	1,054
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024		1,610	1,569
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[14]		300	299
Morgan Stanley 3.125% 2026		325	311
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[14]		2,000	1,734
Morgan Stanley 3.217% 2042 (USD-SOFR + 1.485% on 4/22/2041)[14]		856	675
MSCI, Inc. 3.625% 2031[6]		2,225	1,836
National Australia Bank, Ltd. 1.887% 2027[6]		5,000	4,539
Navient Corp. 5.50% 2023		2,594	2,576

American Funds Insurance Series	121

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Navient Corp. 5.875% 2024	USD	1,005	$926
Navient Corp. 6.125% 2024		8,030	7,629
Navient Corp. 5.50% 2029		5,980	4,620
New York Life Global Funding 2.35% 2026[6]		590	558
Northwestern Mutual Global Funding 1.75% 2027[6]		9,400	8,553
Onemain Finance Corp. 3.875% 2028		756	579
Owl Rock Capital Corp. 3.75% 2025		2,874	2,661
Owl Rock Capital Corp. 4.00% 2025		102	96
Owl Rock Capital Corp. 3.40% 2026		1,290	1,135
Owl Rock Capital Corp. II 4.625% 2024[6]		2,305	2,194
Owl Rock Capital Corp. III 3.125% 2027[6]		2,520	2,156
Owl Rock Core Income Corp. 4.70% 2027[6]		2,500	2,283
Oxford Finance, LLC / Oxford Finance Co-Issuer II, Inc. 6.375% 2027[6]		1,125	1,079
PNC Financial Services Group, Inc. 2.854% 2022[14]		1,445	1,446
PNC Financial Services Group, Inc. 3.90% 2024		2,000	2,006
Power Financial Corp., Ltd. 5.25% 2028		383	381
Power Financial Corp., Ltd. 6.15% 2028		350	364
Power Financial Corp., Ltd. 4.50% 2029		554	517
Power Financial Corp., Ltd. 3.95% 2030		1,213	1,077
Prudential Financial, Inc. 4.35% 2050		2,205	2,036
Prudential Financial, Inc. 3.70% 2051		755	632
Quicken Loans, LLC 3.625% 2029[6]		1,505	1,186
Rabobank Nederland 4.375% 2025		4,500	4,469
Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[6]		2,110	1,750
Royal Bank of Canada 1.15% 2025		4,711	4,365
Ryan Specialty Group, LLC 4.375% 2030[6]		270	235
Springleaf Finance Corp. 6.125% 2024		2,550	2,442
Starwood Property Trust, Inc. 5.50% 2023[6]		1,160	1,149
Starwood Property Trust, Inc. 4.375% 2027[6]		1,540	1,339
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[6,14]		2,800	2,658
Toronto-Dominion Bank 2.65% 2024		625	614
Toronto-Dominion Bank 0.75% 2025		5,375	4,858
Toronto-Dominion Bank 1.25% 2026		2,425	2,154
Toronto-Dominion Bank 1.95% 2027		2,500	2,263
Toronto-Dominion Bank 2.45% 2032		1,500	1,255
Travelers Companies, Inc. 4.00% 2047		860	763
U.S. Bancorp 2.375% 2026		4,000	3,779
UBS Group AG 4.125% 2025[6]		2,750	2,732
UniCredit SpA 4.625% 2027[6]		625	600
Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[14]		8,000	7,528
Wells Fargo & Company 3.526% 2028 (USD-SOFR + 1.51% on 3/24/2027)[14]		4,337	4,112
Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[14]		729	642
Westpac Banking Corp. 2.75% 2023		1,750	1,747
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[14]		3,000	2,846
Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[14]		3,325	2,650
Westpac Banking Corp. 2.963% 2040		1,500	1,087
			307,289

Energy 0.69%
Antero Midstream Partners LP 5.375% 2029[6]		2,170	1,947
Antero Resources Corp. 7.625% 2029[6]		1,634	1,665
Ascent Resources - Utica, LLC 7.00% 2026[6]		2,000	1,863
Ascent Resources - Utica, LLC 5.875% 2029[6]		1,040	917
Bonanza Creek Energy, Inc. 5.00% 2026[6]		480	431
BP Capital Markets America, Inc. 2.772% 2050		681	474
Canadian Natural Resources, Ltd. 2.95% 2023		1,935	1,928

122	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Canadian Natural Resources, Ltd. 2.05% 2025	USD	961	$900
Canadian Natural Resources, Ltd. 4.95% 2047		1,559	1,480
Cheniere Energy Partners LP 4.50% 2029		1,085	971
Cheniere Energy Partners LP 4.00% 2031		4,485	3,824
Cheniere Energy Partners LP 3.25% 2032[6]		998	788
Cheniere Energy, Inc. 4.625% 2028		4,645	4,198
Chesapeake Energy Corp. 4.875% 2022[16]		7,225	140
Chesapeake Energy Corp. 5.50% 2026[6]		685	654
Chesapeake Energy Corp. 5.875% 2029[6]		2,240	2,117
CNX Midstream Partners LP 4.75% 2030[6]		1,055	888
CNX Resources Corp. 7.25% 2027[6]		1,725	1,693
CNX Resources Corp. 6.00% 2029[6]		2,675	2,504
Comstock Resources, Inc. 5.875% 2030[6]		450	388
Constellation Oil Services Holding SA 13.50% 2025[3,4,6]		1,121	1,120
Constellation Oil Services Holding SA 4.00% PIK or 3.00% Cash 2026[17]		428	358
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[6,12,17]		204	201
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[12,17]		185	182
Diamondback Energy, Inc. 4.40% 2051		2,594	2,215
DT Midstream, Inc. 4.375% 2031[6]		1,680	1,412
Enbridge Energy Partners LP, Series B, 7.50% 2038		300	353
Enbridge, Inc. 4.00% 2023		278	279
Enbridge, Inc. 2.50% 2025		300	289
Enbridge, Inc. 3.70% 2027		62	59
Energy Transfer Operating LP 5.00% 2050		1,869	1,593
Energy Transfer Partners LP 4.50% 2024		1,210	1,211
Energy Transfer Partners LP 4.75% 2026		2,494	2,488
Energy Transfer Partners LP 5.25% 2029		757	751
Energy Transfer Partners LP 6.00% 2048		774	729
Energy Transfer Partners LP 6.25% 2049		757	735
Enterprise Products Operating, LLC 4.90% 2046		500	458
EQM Midstream Partners, LP 4.125% 2026		686	594
EQM Midstream Partners, LP 6.50% 2027[6]		1,690	1,574
EQM Midstream Partners, LP 5.50% 2028		3,088	2,672
EQM Midstream Partners, LP 7.50% 2030[6]		642	618
EQM Midstream Partners, LP 4.75% 2031[6]		1,635	1,309
EQT Corp. 5.00% 2029		340	330
EQT Corp. 7.50% 2030[14]		1,110	1,194
EQT Corp. 3.625% 2031[6]		400	346
Equinor ASA 3.00% 2027		4,000	3,853
Equinor ASA 3.625% 2028		3,685	3,605
Exxon Mobil Corp. 2.019% 2024		643	627
Exxon Mobil Corp. 2.44% 2029		1,963	1,768
Exxon Mobil Corp. 3.452% 2051		1,000	819
Genesis Energy, LP 6.50% 2025		4,280	3,954
Genesis Energy, LP 6.25% 2026		1,805	1,615
Genesis Energy, LP 8.00% 2027		3,812	3,384
Genesis Energy, LP 7.75% 2028		470	407
Halliburton Company 3.80% 2025		6	6
Harvest Midstream I, LP 7.50% 2028[6]		850	800
Hess Midstream Operations LP 4.25% 2030[6]		960	806
Hess Midstream Operations LP 5.50% 2030[6]		400	360
Hess Midstream Partners LP 5.125% 2028[6]		2,155	1,938
Hilcorp Energy I, LP 6.00% 2030[6]		350	305
Hilcorp Energy I, LP 6.00% 2031[6]		460	397
Holly Energy Partners LP / Holly Energy Finance Corp. 6.375% 2027[6]		545	514
Marathon Oil Corp. 4.40% 2027		1,005	982
MPLX LP 4.125% 2027		500	484
MPLX LP 2.65% 2030		4,273	3,571
MPLX LP 4.50% 2038		750	659
MPLX LP 4.70% 2048		1,101	928
MPLX LP 5.50% 2049		4,491	4,176

American Funds Insurance Series	123

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
New Fortress Energy, Inc. 6.75% 2025[6]	USD	1,065	$1,009
New Fortress Energy, Inc. 6.50% 2026[6]		2,435	2,210
NGL Energy Operating, LLC 7.50% 2026[6]		13,095	11,832
NGL Energy Partners LP 6.125% 2025		3,422	2,603
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[6]		4,265	3,969
Oasis Petroleum, Inc. 6.375% 2026[6]		1,945	1,802
ONEOK, Inc. 5.85% 2026		2,469	2,562
ONEOK, Inc. 5.20% 2048		2,500	2,222
Parkland Corp. 4.625% 2030[6]		1,035	841
Petróleos Mexicanos 6.875% 2025		3,755	3,520
Petróleos Mexicanos 5.35% 2028		1,870	1,489
Petróleos Mexicanos 6.75% 2047		706	438
Pioneer Natural Resources Company 2.15% 2031		1,669	1,376
Plains All American Pipeline LP 3.80% 2030		113	100
Range Resources Corp. 8.25% 2029		1,040	1,062
Range Resources Corp. 4.75% 2030[6]		1,670	1,500
Rockies Express Pipeline, LLC 4.95% 2029[6]		2,689	2,304
Schlumberger BV 3.75% 2024[6]		495	493
Schlumberger BV 4.00% 2025[6]		70	70
Southwestern Energy Co. 7.75% 2027		2,450	2,503
Southwestern Energy Co. 8.375% 2028		395	417
Southwestern Energy Co. 5.375% 2029		1,355	1,259
Southwestern Energy Co. 5.375% 2030		1,945	1,793
Southwestern Energy Co. 4.75% 2032		960	823
Statoil ASA 3.25% 2024		2,850	2,835
Statoil ASA 4.25% 2041		2,000	1,876
Sunoco Logistics Operating Partners LP 5.40% 2047		650	572
Sunoco LP 4.50% 2029		1,050	868
Sunoco LP 4.50% 2030[6]		1,255	1,016
Targa Resources Partners LP 5.50% 2030		2,260	2,161
Teekay Offshore Partners LP 8.50% 2023[3,4,6]		3,550	3,230
Total SE 2.986% 2041		88	69
TransCanada PipeLines, Ltd. 4.25% 2028		1,090	1,062
TransCanada PipeLines, Ltd. 4.10% 2030		598	572
TransCanada PipeLines, Ltd. 4.75% 2038		2,000	1,896
TransCanada PipeLines, Ltd. 4.875% 2048		700	673
Valero Energy Corp. 4.00% 2029		4,000	3,787
Venture Global Calcasieu Pass, LLC 4.125% 2031[6]		840	720
Weatherford International, Ltd. 11.00% 2024[6]		1,196	1,207
Weatherford International, Ltd. 6.50% 2028[6]		2,380	2,140
Weatherford International, Ltd. 8.625% 2030[6]		6,460	5,373
Western Gas Partners LP 4.50% 2028		4,468	4,051
Western Midstream Operating, LP 4.55% 2030 (4.30% on 8/1/2022)[14]		1,125	976
Williams Companies, Inc. 3.50% 2030		1,094	987
			173,066

Health care 0.68%
AbbVie, Inc. 3.80% 2025		206	205
AbbVie, Inc. 2.95% 2026		1,445	1,370
AdaptHealth, LLC 5.125% 2030[6]		830	701
AmerisourceBergen Corp. 0.737% 2023		1,961	1,924
Amgen, Inc. 4.20% 2052		875	769
Amgen, Inc. 4.40% 2062		1,697	1,481
Anthem, Inc. 2.375% 2025		818	788
AstraZeneca Finance, LLC 1.20% 2026		3,786	3,431
AstraZeneca Finance, LLC 1.75% 2028		1,871	1,652
AstraZeneca Finance, LLC 2.25% 2031		742	647
AstraZeneca PLC 3.375% 2025		1,140	1,131
Bausch Health Companies, Inc. 6.125% 2027[6]		1,600	1,363
Bausch Health Companies, Inc. 4.875% 2028[6]		2,125	1,667

124	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Bausch Health Companies, Inc. 5.00% 2028[6]	USD	1,735	$929
Bausch Health Companies, Inc. 5.00% 2029[6]		1,000	523
Bausch Health Companies, Inc. 5.25% 2031[6]		3,910	2,012
Baxter International, Inc. 1.322% 2024		7,109	6,682
Baxter International, Inc. 1.915% 2027		4,739	4,248
Baxter International, Inc. 2.272% 2028		3,180	2,788
Bayer US Finance II, LLC 3.875% 2023[6]		1,685	1,683
Becton, Dickinson and Company 3.363% 2024		198	196
Boston Scientific Corp. 3.45% 2024		313	313
Centene Corp. 4.25% 2027		565	529
Centene Corp. 2.45% 2028		1,325	1,109
Centene Corp. 4.625% 2029		4,785	4,476
Centene Corp. 3.00% 2030		5,865	4,876
Cigna Corp. 3.75% 2023		245	246
Cigna Corp. 4.80% 2038		2,692	2,623
Community Health Systems, Inc. 5.625% 2027[6]		1,600	1,359
Community Health Systems, Inc. 5.25% 2030[6]		2,935	2,236
Eli Lilly and Company 3.375% 2029		1,353	1,325
GlaxoSmithKline PLC 3.625% 2025		3,585	3,593
HCA, Inc. 3.375% 2029[6]		804	708
HCA, Inc. 3.50% 2030		4,050	3,457
HCA, Inc. 3.625% 2032[6]		1,000	845
HCA, Inc. 4.375% 2042[6]		1,500	1,210
HCA, Inc. 4.625% 2052[6]		1,450	1,162
Jazz Securities DAC 4.375% 2029[6]		1,975	1,761
Merck & Co., Inc. 1.90% 2028		2,611	2,322
Merck & Co., Inc. 2.75% 2051		1,103	817
Molina Healthcare, Inc. 4.375% 2028[6]		440	394
Molina Healthcare, Inc. 3.875% 2030[6]		2,899	2,483
Molina Healthcare, Inc. 3.875% 2032[6]		3,855	3,240
Novant Health, Inc. 3.168% 2051		3,750	2,921
Novartis Capital Corp. 1.75% 2025		1,250	1,207
Novartis Capital Corp. 2.00% 2027		2,386	2,224
Owens & Minor, Inc. 4.375% 2024		5,615	5,496
Owens & Minor, Inc. 4.50% 2029[6]		3,685	3,013
Par Pharmaceutical, Inc. 7.50% 2027[6]		6,678	5,096
Pfizer, Inc. 2.95% 2024		825	822
Shire PLC 2.875% 2023		1,365	1,350
Summa Health 3.511% 2051		1,655	1,363
Tenet Healthcare Corp. 4.875% 2026[6]		11,225	10,366
Tenet Healthcare Corp. 4.25% 2029[6]		2,060	1,741
Tenet Healthcare Corp. 4.375% 2030[6]		1,925	1,632
Teva Pharmaceutical Finance Co. BV 6.00% 2024		7,016	6,928
Teva Pharmaceutical Finance Co. BV 7.125% 2025		1,935	1,891
Teva Pharmaceutical Finance Co. BV 3.15% 2026		17,790	14,646
Teva Pharmaceutical Finance Co. BV 5.125% 2029		10,195	8,424
Teva Pharmaceutical Finance Co. BV 4.10% 2046		3,550	2,222
UnitedHealth Group, Inc. 1.15% 2026		2,610	2,370
UnitedHealth Group, Inc. 4.00% 2029		3,541	3,510
UnitedHealth Group, Inc. 2.00% 2030		974	835
UnitedHealth Group, Inc. 2.30% 2031		1,312	1,138
UnitedHealth Group, Inc. 4.20% 2032		767	767
UnitedHealth Group, Inc. 3.05% 2041		3,875	3,130
UnitedHealth Group, Inc. 3.25% 2051		2,504	1,970
UnitedHealth Group, Inc. 4.75% 2052		7,505	7,514
			169,850

American Funds Insurance Series	125

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 0.66%
Allied Universal Holdco, LLC 4.625% 2028[6]	USD	1,660	$1,374
Amazon.com, Inc. 2.70% 2060		2,765	1,880
American Honda Finance Corp. 3.50% 2028		750	723
Asbury Automotive Group, Inc. 4.625% 2029[6]		2,115	1,751
Atlas LuxCo 4 SARL 4.625% 2028[6]		1,065	864
Bayerische Motoren Werke AG 2.25% 2023[6]		300	296
Caesars Entertainment, Inc. 6.25% 2025[6]		2,815	2,722
Carnival Corp. 7.625% 2026[6]		700	544
Carnival Corp. 4.00% 2028[6]		3,875	3,191
Carvana Co. 5.625% 2025[6]		1,340	1,031
Carvana Co. 5.50% 2027[6]		3,661	2,368
Carvana Co. 5.875% 2028[6]		3,474	2,210
Carvana Co. 4.875% 2029[6]		2,150	1,226
Daimler Trucks Finance North America, LLC 3.50% 2025[6]		2,000	1,961
Daimler Trucks Finance North America, LLC 2.00% 2026[6]		2,400	2,158
Daimler Trucks Finance North America, LLC 3.65% 2027[6]		450	431
Daimler Trucks Finance North America, LLC 2.375% 2028[6]		1,350	1,163
Fertitta Entertainment, Inc. 4.625% 2029[6]		3,580	3,062
Fertitta Entertainment, Inc. 6.75% 2030[6]		1,790	1,379
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[6]		1,300	1,042
Ford Motor Credit Company, LLC 3.375% 2025		4,475	4,044
Ford Motor Credit Company, LLC 5.125% 2025		5,855	5,603
Ford Motor Credit Company, LLC 2.70% 2026		2,110	1,801
Ford Motor Credit Company, LLC 4.542% 2026		2,455	2,251
General Motors Financial Co. 3.50% 2024		4,145	4,054
General Motors Financial Co. 2.35% 2027		272	240
General Motors Financial Co. 2.70% 2027		467	411
Hanesbrands, Inc. 4.875% 2026[6]		2,700	2,506
Hilton Grand Vacations Borrower 5.00% 2029[6]		3,580	2,905
Hilton Worldwide Holdings, Inc. 4.00% 2031[6]		1,885	1,572
Home Depot, Inc. 1.50% 2028		3,000	2,614
Home Depot, Inc. 3.90% 2028		825	826
Home Depot, Inc. 2.95% 2029		4,000	3,737
Home Depot, Inc. 1.875% 2031		3,000	2,501
Home Depot, Inc. 4.25% 2046		2,000	1,882
Home Depot, Inc. 4.50% 2048		428	418
Hyundai Capital America 3.25% 2022[6]		480	480
Hyundai Capital America 1.00% 2024[6]		3,025	2,810
Hyundai Capital America 1.50% 2026[6]		850	753
Hyundai Capital America 1.65% 2026[6]		3,075	2,714
Hyundai Capital America 2.375% 2027[6]		2,579	2,271
Hyundai Capital America 2.10% 2028[6]		3,075	2,595
International Game Technology PLC 6.50% 2025[6]		2,855	2,846
International Game Technology PLC 5.25% 2029[6]		6,490	5,890
KB Home 7.25% 2030		1,295	1,229
Kontoor Brands, Inc. 4.125% 2029[6]		910	724
Lindblad Expeditions, LLC 6.75% 2027[6]		775	666
Lithia Motors, Inc. 3.875% 2029[6]		1,425	1,213
Lithia Motors, Inc. 4.375% 2031[6]		1,025	876
Marriott International, Inc. 2.75% 2033		2,500	1,969
Melco International Development, Ltd. 5.75% 2028[6]		1,710	1,103
NCL Corp., Ltd. 5.875% 2026[6]		825	650
NCL Corp., Ltd. 5.875% 2027[6]		1,375	1,178
NCL Corp., Ltd. 7.75% 2029[6]		1,375	1,054
Neiman Marcus Group, LLC 7.125% 2026[6]		1,345	1,244
Party City Holdings, Inc. 8.75% 2026[6]		1,650	1,112
Penske Automotive Group, Inc. 3.75% 2029		1,375	1,147
Premier Entertainment Sub, LLC 5.625% 2029[6]		1,690	1,206
Premier Entertainment Sub, LLC 5.875% 2031[6]		1,690	1,175
QVC, Inc. 4.75% 2027		220	174
QVC, Inc. 4.375% 2028		1,704	1,264

126	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Real Hero Merger Sub 2, Inc. 6.25% 2029[6]	USD	715	$543
Royal Caribbean Cruises, Ltd. 11.50% 2025[6]		2,023	2,084
Royal Caribbean Cruises, Ltd. 4.25% 2026[6]		3,120	2,222
Royal Caribbean Cruises, Ltd. 5.375% 2027[6]		2,520	1,838
Sally Holdings, LLC and Sally Capital, Inc. 5.625% 2025		2,705	2,544
Sands China, Ltd. 2.55% 2027[6,14]		2,075	1,515
Scientific Games Corp. 7.00% 2028[6]		750	705
Scientific Games Corp. 7.25% 2029[6]		2,240	2,104
Sonic Automotive, Inc. 4.625% 2029[6]		3,035	2,356
Sonic Automotive, Inc. 4.875% 2031[6]		1,325	999
Stellantis Finance US, Inc. 1.711% 2027[6]		2,200	1,915
Stellantis Finance US, Inc. 2.691% 2031[6]		2,150	1,705
Tempur Sealy International, Inc. 4.00% 2029[6]		1,235	997
The Gap, Inc. 3.625% 2029[6]		486	342
The Gap, Inc. 3.875% 2031[6]		323	226
Toyota Motor Credit Corp. 0.80% 2026		429	388
Toyota Motor Credit Corp. 1.90% 2027		4,640	4,267
Toyota Motor Credit Corp. 3.05% 2028		2,430	2,300
Travel + Leisure Co. 4.50% 2029[6]		2,100	1,628
VICI Properties LP 4.625% 2029[6]		995	891
VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[6]		1,100	1,031
VICI Properties LP / VICI Note Co., Inc. 4.625% 2025[6]		1,050	1,001
VICI Properties LP / VICI Note Co., Inc. 4.50% 2026[6]		600	553
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[6]		450	397
VICI Properties LP / VICI Note Co., Inc. 3.875% 2029[6]		2,225	1,918
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[6]		3,185	2,754
Volkswagen Group of America Finance, LLC 4.25% 2023[6]		3,770	3,772
Volkswagen Group of America Finance, LLC 4.625% 2025[6]		3,845	3,846
Volkswagen Group of America Finance, LLC 3.20% 2026[6]		3,201	3,031
Wheel Pros, Inc. 6.50% 2029[6]		1,750	1,239
Wyndham Destinations, Inc. 4.625% 2030[6]		1,300	1,009
Wyndham Worldwide Corp. 4.375% 2028[6]		2,255	1,976
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[6]		2,193	2,108
			163,288

Communication services 0.57%
Alphabet, Inc. 1.998% 2026		3,000	2,843
Alphabet, Inc. 1.90% 2040		1,375	988
Alphabet, Inc. 2.25% 2060		1,265	825
AT&T, Inc. 3.50% 2053		5,140	3,905
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.908% 2025		500	502
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2030[6]		3,500	2,917
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2030[6]		2,500	2,146
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2031[6]		3,875	3,169
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2032		2,710	2,203
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2032[6]		2,150	1,766
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.90% 2052		3,000	2,088
Comcast Corp. 2.35% 2027		4,000	3,732
Comcast Corp. 3.20% 2036		375	318
Comcast Corp. 3.90% 2038		250	226
Comcast Corp. 2.80% 2051		791	561
Comcast Corp. 2.887% 2051		2,571	1,840
CSC Holdings, LLC 3.375% 2031[6]		1,875	1,392
DIRECTV Holdings, LLC and DIRECTV Financing Co., Inc. 5.875% 2027[6]		3,655	3,130
Embarq Corp. 7.995% 2036		3,450	2,598
Fox Corp. 4.03% 2024		1,120	1,121
Frontier Communications Corp. 5.875% 2027[6]		2,225	2,006
Frontier Communications Corp. 5.00% 2028[6]		5,550	4,730
Frontier Communications Corp. 6.75% 2029[6]		4,400	3,631
Frontier Communications Holdings, LLC 5.875% 2029		1,850	1,427

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Frontier Communications Holdings, LLC 6.00% 2030[6]	USD	1,900	$1,467
Frontier Communications Holdings, LLC 8.75% 2030[6]		1,100	1,114
Gray Escrow II, Inc. 5.375% 2031[6]		900	723
iHeartCommunications, Inc. 5.25% 2027[6]		3,093	2,652
Intelsat Jackson Holding Co. 6.50% 2030[6]		2,891	2,392
Ligado Networks, LLC 15.50% PIK 2023[6,17]		2,782	1,517
Live Nation Entertainment, Inc. 3.75% 2028[6]		1,350	1,168
Magallanes, Inc. 3.638% 2025[6]		3,807	3,692
Magallanes, Inc. 3.755% 2027[6]		1,018	956
Magallanes, Inc. 4.054% 2029[6]		1,435	1,315
Magallanes, Inc. 4.279% 2032[6]		2,903	2,597
Magallanes, Inc. 5.05% 2042[6]		2,500	2,131
Magallanes, Inc. 5.141% 2052[6]		1,500	1,261
Midas OpCo Holdings, LLC 5.625% 2029[6]		3,205	2,584
Netflix, Inc. 4.875% 2028		1,250	1,179
Netflix, Inc. 5.875% 2028		2,175	2,132
Netflix, Inc. 5.375% 2029[6]		25	24
Netflix, Inc. 6.375% 2029		50	51
News Corp. 3.875% 2029[6]		875	758
News Corp. 5.125% 2032[6]		550	488
Nexstar Broadcasting, Inc. 4.75% 2028[6]		3,175	2,729
SBA Tower Trust 1.631% 2026[6]		8,707	7,799
Scripps Escrow II, Inc. 3.875% 2029[6]		2,325	1,953
Sinclair Television Group, Inc. 4.125% 2030[6]		1,175	934
Sirius XM Radio, Inc. 4.00% 2028[6]		3,575	3,105
Sirius XM Radio, Inc. 4.125% 2030[6]		950	796
Sirius XM Radio, Inc. 3.875% 2031[6]		1,975	1,576
Sprint Corp. 7.625% 2026		2,425	2,560
Sprint Corp. 6.875% 2028		7,550	7,962
Take-Two Interactive Software, Inc. 3.30% 2024		3,175	3,135
Take-Two Interactive Software, Inc. 3.70% 2027		2,783	2,704
Take-Two Interactive Software, Inc. 4.00% 2032		2,438	2,291
TEGNA, Inc. 5.00% 2029		1,500	1,423
T-Mobile US, Inc. 1.50% 2026		500	452
T-Mobile US, Inc. 2.05% 2028		325	282
T-Mobile US, Inc. 3.375% 2029		1,700	1,492
Univision Communications, Inc. 6.625% 2027[6]		5,800	5,533
Univision Communications, Inc. 4.50% 2029[6]		3,475	2,920
Univision Communications, Inc. 7.375% 2030[6]		225	220
Virgin Media O2 4.25% 2031[6]		4,525	3,650
Virgin Media Secured Finance PLC 4.50% 2030[6]		2,115	1,743
VMED O2 UK Financing I PLC 4.75% 2031[6]		225	182
Vodafone Group PLC 4.375% 2028		350	349
Vodafone Group PLC 5.25% 2048		500	477
Vodafone Group PLC 4.25% 2050		4,350	3,644
Ziggo Bond Co. BV 5.125% 2030[6]		1,775	1,395
Ziggo Bond Finance BV 4.875% 2030[6]		725	617
			142,188

Industrials 0.48%
AAdvantage Loyalty IP, Ltd. 5.50% 2026[6]		1,005	927
ADT Security Corp. 4.125% 2029[6]		1,630	1,327
Allison Transmission Holdings, Inc. 3.75% 2031[6]		3,445	2,767
Avis Budget Car Rental, LLC 5.75% 2027[6]		1,025	912
Avis Budget Group, Inc. 5.375% 2029[6]		2,450	2,042
Avolon Holdings Funding, Ltd. 3.95% 2024[6]		1,587	1,521
Avolon Holdings Funding, Ltd. 4.25% 2026[6]		1,126	1,044
Avolon Holdings Funding, Ltd. 4.375% 2026[6]		1,975	1,832
Boeing Company 4.875% 2025		1,555	1,551
Boeing Company 3.10% 2026		251	234

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Boeing Company 3.25% 2028	USD	4,000	$3,578
Boeing Company 5.15% 2030		1,100	1,057
Boeing Company 3.60% 2034		6,250	4,996
Boeing Company 5.805% 2050		4,000	3,681
Bombardier, Inc. 7.50% 2024[6]		760	715
Bombardier, Inc. 7.125% 2026[6]		2,900	2,400
Bombardier, Inc. 7.875% 2027[6]		6,745	5,632
Bombardier, Inc. 6.00% 2028[6]		1,010	758
BWX Technologies, Inc. 4.125% 2029[6]		1,025	901
Canadian National Railway Company 3.20% 2046		930	728
Canadian Pacific Railway, Ltd. 1.75% 2026		1,385	1,254
Canadian Pacific Railway, Ltd. 2.45% 2031		1,738	1,489
Canadian Pacific Railway, Ltd. 3.10% 2051		829	612
Clarivate Science Holdings Corp. 3.875% 2028[6]		590	495
Clarivate Science Holdings Corp. 4.875% 2029[6]		520	429
CoreLogic, Inc. 4.50% 2028[6]		6,075	4,688
Covert Mergeco, Inc. 4.875% 2029[6]		1,035	844
CSX Corp. 4.25% 2029		1,062	1,057
CSX Corp. 2.50% 2051		1,125	759
General Electric Capital Corp. 4.418% 2035		649	607
Honeywell International, Inc. 2.30% 2024		2,640	2,595
Honeywell International, Inc. 1.35% 2025		5,947	5,606
Honeywell International, Inc. 2.70% 2029		1,470	1,350
Icahn Enterprises Finance Corp. 4.75% 2024		2,090	1,957
L3Harris Technologies, Inc. 1.80% 2031		2,625	2,098
LSC Communications, Inc. 8.75% 2023[3,4,6,16]		4,063	39
Masco Corp. 1.50% 2028		774	650
Masco Corp. 2.00% 2031		497	391
Masco Corp. 3.125% 2051		230	158
MasTec, Inc. 4.50% 2028[6]		1,425	1,284
Meritor, Inc. 4.50% 2028[6]		730	704
Norfolk Southern Corp. 3.05% 2050		2,746	2,018
Northrop Grumman Corp. 2.93% 2025		1,820	1,782
Northrop Grumman Corp. 3.25% 2028		3,495	3,325
Otis Worldwide Corp. 2.293% 2027		2,135	1,935
Roller Bearing Company of America, Inc. 4.375% 2029[6]		195	166
Rolls-Royce PLC 5.75% 2027[6]		765	692
Siemens AG 1.20% 2026[6]		3,887	3,525
Siemens AG 1.70% 2028[6]		3,700	3,245
SkyMiles IP, Ltd. 4.75% 2028[6]		2,950	2,789
The Brink’s Co. 4.625% 2027[6]		2,385	2,124
TransDigm, Inc. 6.25% 2026[6]		3,476	3,361
TransDigm, Inc. 5.50% 2027		2,200	1,874
Triumph Group, Inc. 6.25% 2024[6]		3,390	3,028
Triumph Group, Inc. 8.875% 2024[6]		1,877	1,893
Triumph Group, Inc. 7.75% 2025[6]		3,600	2,777
Union Pacific Corp. 2.40% 2030		2,414	2,137
Union Pacific Corp. 2.95% 2052		1,000	738
Union Pacific Corp. 3.839% 2060		546	457
Union Pacific Corp. 3.799% 2071		545	438
United Airlines Holdings, Inc. 6.50% 2027[6]		2,200	2,169
United Airlines, Inc. 4.375% 2026[6]		975	863
United Airlines, Inc. 4.625% 2029[6]		2,225	1,895
United Rentals, Inc. 3.875% 2031		2,050	1,733
United Technologies Corp. 3.65% 2023		52	52
United Technologies Corp. 3.95% 2025		3,155	3,166
United Technologies Corp. 4.125% 2028		1,075	1,062
Vertical U.S. Newco, Inc. 5.25% 2027[6]		2,000	1,787
			118,700

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.39%
Alcoa Nederland Holding BV 4.125% 2029[6]	USD	950	$851
Allegheny Technologies, Inc. 4.875% 2029		710	567
Allegheny Technologies, Inc. 5.125% 2031		1,110	852
Anglo American Capital PLC 2.25% 2028[6]		484	418
Anglo American Capital PLC 2.625% 2030[6]		2,500	2,060
Anglo American Capital PLC 3.95% 2050[6]		1,281	985
Arconic Rolled Products Corp. 6.125% 2028[6]		750	702
Ball Corp. 3.125% 2031		3,520	2,845
Can-Pack SA / Canpack US, LLC 3.875% 2029[6]		935	731
Chevron Phillips Chemical Co., LLC 3.30% 2023[6]		595	594
Cleveland-Cliffs, Inc. 5.875% 2027		9,000	8,408
Cleveland-Cliffs, Inc. 4.625% 2029[6]		1,825	1,614
Cleveland-Cliffs, Inc. 4.875% 2031[6]		1,351	1,194
CVR Partners LP 6.125% 2028[6]		745	667
Dow Chemical Co. 3.60% 2050		1,328	1,016
First Quantum Minerals, Ltd. 6.50% 2024[6]		2,204	2,121
First Quantum Minerals, Ltd. 7.50% 2025[6]		11,350	10,754
First Quantum Minerals, Ltd. 6.875% 2026[6]		3,625	3,346
First Quantum Minerals, Ltd. 6.875% 2027[6]		4,240	3,798
FXI Holdings, Inc. 7.875% 2024[6]		1,721	1,496
FXI Holdings, Inc. 12.25% 2026[6]		4,392	3,917
Glencore Funding, LLC 4.125% 2024[6]		945	941
International Flavors & Fragrances, Inc. 1.832% 2027[6]		5,400	4,657
International Paper Co. 7.30% 2039		2,005	2,345
Joseph T. Ryerson & Son, Inc. 8.50% 2028[6]		164	169
Kaiser Aluminum Corp. 4.625% 2028[6]		1,620	1,351
LSB Industries, Inc. 6.25% 2028[6]		860	760
LYB International Finance III, LLC 2.25% 2030		1,198	989
LYB International Finance III, LLC 3.625% 2051		2,537	1,878
LYB International Finance III, LLC 3.80% 2060		1,186	844
Methanex Corp. 5.125% 2027		6,180	5,464
Mineral Resources, Ltd. 8.50% 2030[6]		1,525	1,505
Mosaic Co. 3.25% 2022		1,125	1,126
Mosaic Co. 4.05% 2027		1,050	1,028
Nova Chemicals Corp. 4.25% 2029[6]		1,875	1,468
Novelis Corp. 3.875% 2031[6]		1,115	861
Praxair, Inc. 1.10% 2030		2,938	2,352
Rio Tinto Finance (USA), Ltd. 2.75% 2051		1,837	1,347
SCIH Salt Holdings, Inc. 4.875% 2028[6]		3,485	2,904
SCIH Salt Holdings, Inc. 6.625% 2029[6]		1,230	974
Sherwin-Williams Company 3.125% 2024		275	271
Sherwin-Williams Company 3.80% 2049		5,208	4,176
South32 Treasury (USA), Ltd. 4.35% 2032[6]		2,180	2,039
Venator Materials Corp. 5.75% 2025[6]		5,845	4,689
Venator Materials Corp. 9.50% 2025[6]		1,700	1,708
Warrior Met Coal, Inc. 7.875% 2028[6]		2,900	2,767
Westlake Chemical Corp. 4.375% 2047		500	428
			97,977

Utilities 0.39%
Ameren Corp. 2.50% 2024		969	940
American Electric Power Company, Inc. 2.95% 2022		3,020	3,011
Calpine Corp. 3.75% 2031[6]		1,975	1,610
Commonwealth Edison Co. 4.35% 2045		1,085	1,006
Commonwealth Edison Co. 3.85% 2052		2,600	2,297
Dominion Resources, Inc., junior subordinated, 3.071% 2024[14]		1,775	1,734
Duke Energy Carolinas, LLC 3.95% 2028		1,250	1,233
Duke Energy Florida, LLC 3.20% 2027		1,445	1,411
Duke Energy Indiana, Inc. 3.25% 2049		1,225	950
Duke Energy Progress, LLC 3.70% 2046		457	390

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Progress, LLC 2.50% 2050	USD	202	$138
Duke Energy Progress, LLC 2.90% 2051		91	67
Edison International 3.55% 2024		2,200	2,148
EDP Finance BV 3.625% 2024[6]		4,100	4,070
Electricité de France SA 4.75% 2035[6]		1,250	1,165
Electricité de France SA 4.875% 2038[6]		2,750	2,439
Electricité de France SA 5.60% 2040		525	503
Emera US Finance LP 3.55% 2026		320	307
Enersis Américas SA 4.00% 2026		245	237
Entergy Corp. 2.80% 2030		3,325	2,855
Entergy Texas, Inc. 1.75% 2031		3,650	2,956
Eversource Energy 3.80% 2023		2,730	2,737
FirstEnergy Corp. 3.40% 2050		2,250	1,530
FirstEnergy Transmission, LLC 2.866% 2028[6]		675	572
Northern States Power Co. 4.125% 2044		3,525	3,203
NRG Energy, Inc. 3.625% 2031[6]		2,600	2,044
Pacific Gas and Electric Co. 2.10% 2027		125	105
Pacific Gas and Electric Co. 2.50% 2031		2,941	2,252
Pacific Gas and Electric Co. 3.30% 2040		100	69
Pacific Gas and Electric Co. 4.20% 2041		4,100	3,009
Pacific Gas and Electric Co. 3.50% 2050		1,250	837
PacifiCorp, First Mortgage Bonds, 4.125% 2049		4,000	3,591
PG&E Corp. 5.00% 2028		3,750	3,174
PG&E Corp. 5.25% 2030		3,400	2,804
Public Service Company of Colorado 1.875% 2031		2,775	2,322
Public Service Electric and Gas Co. 3.60% 2047		548	465
Public Service Electric and Gas Co. 3.15% 2050		2,451	1,909
Public Service Enterprise Group, Inc. 2.65% 2022		1,900	1,899
Southern California Edison Co. 2.85% 2029		4,450	3,947
Southern California Edison Co. 6.00% 2034		2,500	2,697
Southern California Edison Co. 5.35% 2035		3,000	2,997
Southern California Edison Co. 5.75% 2035		675	699
Southern California Edison Co. 4.00% 2047		264	215
Southern California Edison Co. 3.45% 2052		2,475	1,847
Talen Energy Corp. 7.25% 2027[6,16]		8,334	8,218
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 5.416% 2026[12,15,16]		2,815	2,705
Talen Energy Supply, LLC 7.625% 2028[6,16]		1,180	1,158
Targa Resources Partners LP 4.00% 2032		1,750	1,501
Venture Global Calcasieu Pass, LLC 3.875% 2029[6]		1,030	904
Virginia Electric and Power Co. 2.40% 2032		2,575	2,203
Virginia Electric and Power Co. 4.60% 2048		2,650	2,555
Xcel Energy, Inc. 2.60% 2029		1,950	1,702
			97,337

Real estate 0.34%
Alexandria Real Estate Equities, Inc. 3.80% 2026		315	309
Alexandria Real Estate Equities, Inc. 3.95% 2028		1,220	1,182
Alexandria Real Estate Equities, Inc. 2.75% 2029		1,940	1,699
Alexandria Real Estate Equities, Inc. 3.375% 2031		1,320	1,170
Alexandria Real Estate Equities, Inc. 1.875% 2033		4,095	3,084
Alexandria Real Estate Equities, Inc. 4.85% 2049		410	381
American Campus Communities, Inc. 3.75% 2023		3,055	3,059
American Campus Communities, Inc. 4.125% 2024		2,075	2,087
American Campus Communities, Inc. 3.625% 2027		9,545	9,374
American Campus Communities, Inc. 3.875% 2031		331	326
American Tower Corp. 1.45% 2026		2,369	2,074
American Tower Corp. 1.60% 2026		2,347	2,101
American Tower Corp. 3.55% 2027		1,425	1,337
American Tower Corp. 1.50% 2028		2,500	2,081

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
American Tower Corp. 3.60% 2028	USD	1,000	$936
American Tower Corp. 2.30% 2031		1,500	1,190
American Tower Corp. 2.95% 2051		2,000	1,358
Brandywine Operating Partnership LP 3.95% 2023		1,070	1,068
Brookfield Property REIT, Inc. 5.75% 2026[6]		2,575	2,357
Diversified Healthcare Trust 4.375% 2031		2,120	1,444
Essex Portfolio LP 3.875% 2024		1,000	998
Essex Portfolio LP 3.50% 2025		6,825	6,686
Extra Space Storage, Inc. 2.35% 2032		1,385	1,099
Gaming and Leisure Properties, Inc. 3.35% 2024		1,263	1,212
Host Hotels & Resorts LP 4.50% 2026		355	349
Howard Hughes Corp. 5.375% 2028[6]		1,450	1,217
Howard Hughes Corp. 4.125% 2029[6]		1,860	1,438
Howard Hughes Corp. 4.375% 2031[6]		2,615	1,940
Invitation Homes Operating Partnership LP 2.00% 2031		2,401	1,850
Iron Mountain, Inc. 5.25% 2030[6]		3,785	3,298
Iron Mountain, Inc. 4.50% 2031[6]		2,650	2,173
Kennedy-Wilson Holdings, Inc. 4.75% 2029		2,645	2,146
Kennedy-Wilson Holdings, Inc. 4.75% 2030		1,140	894
Kennedy-Wilson Holdings, Inc. 5.00% 2031		2,260	1,755
Park Intermediate Holdings, LLC 4.875% 2029[6]		2,280	1,961
Public Storage 2.37% 2022		565	564
Public Storage 1.85% 2028		2,490	2,159
Public Storage 1.95% 2028		2,027	1,754
Public Storage 2.30% 2031		719	605
Realogy Corp. 5.75% 2029[6]		2,260	1,718
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[6]		1,300	1,105
RLJ Lodging Trust, LP 4.00% 2029[6]		1,240	1,021
Scentre Group 3.25% 2025[6]		1,000	957
Scentre Group 3.50% 2025[6]		3,075	2,989
Scentre Group 3.75% 2027[6]		2,430	2,331
Sun Communities Operating LP 2.30% 2028		1,845	1,580
Sun Communities Operating LP 2.70% 2031		876	707
UDR, Inc. 2.95% 2026		760	718
			85,841

Information technology 0.30%
Adobe, Inc. 1.90% 2025		366	353
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.489% 2025[12,15]		4,150	3,593
Analog Devices, Inc. 1.70% 2028		1,286	1,128
Analog Devices, Inc. 2.10% 2031		1,212	1,036
Analog Devices, Inc. 2.80% 2041		2,961	2,325
Analog Devices, Inc. 2.95% 2051		1,955	1,495
Apple, Inc. 3.00% 2024		625	624
Apple, Inc. 3.35% 2027		40	40
Apple, Inc. 1.20% 2028		5,000	4,379
Avaya, Inc. 6.125% 2028[6]		1,600	1,048
Booz Allen Hamilton, Inc. 4.00% 2029[6]		1,000	874
Broadcom, Inc. 1.95% 2028[6]		1,407	1,199
Broadcom, Inc. 4.15% 2032[6]		2,811	2,541
Broadcom, Inc. 2.60% 2033[6]		2,524	1,944
Broadcom, Inc. 3.469% 2034[6]		1,771	1,444
Broadcom, Inc. 3.50% 2041[6]		3,948	2,984
CommScope Finance, LLC 6.00% 2026[6]		1,600	1,477
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.00% 2023[12,15]		5,393	4,577
Diebold Nixdorf, Inc. 9.375% 2025[6]		10,131	7,097
Diebold, Inc. 8.50% 2024		6,790	3,540
Fidelity National Information Services, Inc. 3.10% 2041		302	221
Fiserv, Inc. 3.50% 2029		471	430
Fiserv, Inc. 2.65% 2030		3,605	3,057

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Gartner, Inc. 4.50% 2028[6]	USD	650	$598
Intuit, Inc. 0.95% 2025		1,530	1,410
Intuit, Inc. 1.35% 2027		1,395	1,219
Intuit, Inc. 1.65% 2030		1,845	1,517
Mastercard, Inc. 2.00% 2031		3,874	3,269
Microsoft Corp. 2.921% 2052		4,814	3,805
MoneyGram International, Inc. 5.375% 2026[6]		750	715
NCR Corp. 5.125% 2029[6]		1,650	1,399
PayPal Holdings, Inc. 2.65% 2026		2,364	2,243
PayPal Holdings, Inc. 2.30% 2030		2,200	1,891
Sabre GLBL, Inc. 7.375% 2025[6]		728	677
Sabre Holdings Corp. 9.25% 2025[6]		1,197	1,156
Square, Inc. 3.50% 2031[6]		2,325	1,858
Synaptics, Inc. 4.00% 2029[6]		875	712
Unisys Corp. 6.875% 2027[6]		725	634
VeriSign, Inc. 2.70% 2031		625	504
Veritas Holdings, Ltd. 7.50% 2025[6]		2,635	1,983
Viavi Solutions, Inc. 3.75% 2029[6]		725	608
Xerox Corp. 5.00% 2025[6]		2,275	2,119
			75,723

Consumer staples 0.27%
7-Eleven, Inc. 0.80% 2024[6]		1,700	1,612
7-Eleven, Inc. 0.95% 2026[6]		825	729
7-Eleven, Inc. 1.30% 2028[6]		2,500	2,081
Albertsons Companies, Inc. 3.50% 2029[6]		1,385	1,125
Altria Group, Inc. 2.45% 2032		125	94
Altria Group, Inc. 5.80% 2039		2,820	2,567
Altria Group, Inc. 3.40% 2041		1,500	995
Altria Group, Inc. 4.50% 2043		3,000	2,259
Altria Group, Inc. 5.95% 2049		490	430
Altria Group, Inc. 3.70% 2051		1,395	894
Anheuser-Busch InBev NV 4.00% 2028		845	835
Anheuser-Busch InBev NV 4.35% 2040		2,500	2,242
Anheuser-Busch InBev NV 4.60% 2048		1,500	1,350
British American Tobacco PLC 3.222% 2024		2,826	2,750
British American Tobacco PLC 3.215% 2026		3,323	3,108
British American Tobacco PLC 4.39% 2037		2,459	1,955
British American Tobacco PLC 4.54% 2047		940	691
Central Garden & Pet Co. 4.125% 2031[6]		1,395	1,122
Coca-Cola Company 1.00% 2028		940	812
Conagra Brands, Inc. 1.375% 2027		4,615	3,856
Constellation Brands, Inc. 3.60% 2028		625	594
Constellation Brands, Inc. 2.25% 2031		1,487	1,208
Coty, Inc. 4.75% 2029[6]		1,220	1,050
Imperial Tobacco Finance PLC 3.50% 2023[6]		4,000	3,978
Kronos Acquisition Holdings, Inc. 5.00% 2026[6]		2,430	2,081
Lamb Weston Holdings, Inc. 4.125% 2030[6]		2,210	1,919
PepsiCo, Inc. 1.95% 2031		3,001	2,559
PepsiCo, Inc. 2.625% 2041		5,000	3,934
PepsiCo, Inc. 3.625% 2050		777	703
PepsiCo, Inc. 2.75% 2051		1,723	1,324
Philip Morris International, Inc. 2.375% 2022		1,960	1,958
Philip Morris International, Inc. 2.875% 2024		788	779
Philip Morris International, Inc. 3.25% 2024		2,000	1,975
Philip Morris International, Inc. 0.875% 2026		2,990	2,656
Philip Morris International, Inc. 3.375% 2029		788	712
Philip Morris International, Inc. 1.75% 2030		2,956	2,293
Post Holdings, Inc. 4.625% 2030[6]		2,886	2,440

American Funds Insurance Series	133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Prestige Brands International, Inc. 3.75% 2031[6]	USD	1,115	$926
Reynolds American, Inc. 5.85% 2045		2,030	1,707
Simmons Foods, Inc. 4.625% 2029[6]		560	474
			66,777

Total corporate bonds, notes & loans			1,498,036

Asset-backed obligations 1.46%
Aesop Funding, LLC, Series 2017-2A, Class A, 2.97% 2024[6,11]		1,920	1,914
Aesop Funding, LLC, Series 2018-1A, Class A, 3.70% 2024[6,11]		1,114	1,113
Aesop Funding, LLC, Series 2018-2A, Class A, 4.00% 2025[6,11]		3,100	3,101
Aesop Funding, LLC, Series 2021-1A, Class A, 1.38% 2027[6,11]		13,378	11,987
Aesop Funding, LLC, Series 2020-2, Class A, 2.02% 2027[6,11]		539	496
Aesop Funding, LLC, Series 2020-2A, Class B, 2.96% 2027[6,11]		138	130
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 2026[6,11]		1,545	1,504
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.994% 2030[6,11,12]		2,395	2,361
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.994% 2030[6,11,12]		1,639	1,604
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 2.056% 2028[6,11,12]		3,042	3,004
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 2.478% 2030[6,11,12]		3,660	3,604
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[6,11]		638	597
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 2037[6,11]		4,936	4,371
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[6,11]		754	678
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 2.195% 2030[6,11,12]		5,185	5,118
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 2060[6,11]		5,261	4,774
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 2060[6,11]		1,774	1,520
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 2061[6,11]		6,175	5,453
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 2045[6,11]		1,560	1,401
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 2045[6,11]		1,260	1,138
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 2045[6,11]		5,730	5,129
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2046[6,11]		1,713	1,514
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[6,11,12]		9	9
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[6,11]		1,420	1,415
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[11]		258	259
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[11]		1,273	1,272
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[6,11]		16	16
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 2.024% 2028[6,11,12]		5,382	5,306
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 2045[6,11]		380	338
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 2028[6,11]		6,605	6,491
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[6,11]		6,023	5,552
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[6,11]		4,825	4,811
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[6,11]		6,000	5,980
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[6,11]		8,861	8,478
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[6,11]		9,605	9,457
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 2045[6,11]		765	707
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 2045[6,11]		308	285
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[6,11]		2,657	2,568
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[6,11]		11,017	10,100
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[6,11]		13,797	12,635
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[6,11]		4,279	3,815
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 2041[6,11]		6,372	5,692
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 2041[6,11]		504	444
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 2023[3,4,6,11]		5,930	5,755
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[6,11]		8,452	7,914
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[6,11]		634	587

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 2025[6,11]	USD	405	$374
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 2026[6,11]		8,390	8,242
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[6,11]		9,163	8,097
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[6,11]		685	606
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[6,11]		429	376
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 2028[6,11]		8,400	7,621
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 2028[6,11]		8,750	8,454
Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.52% 2023[11]		265	265
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 2.044% 2029[6,11,12]		1,745	1,733
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 2.098% 2030[6,11,12]		5,545	5,465
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 2.194% 2029[6,11,12]		2,659	2,626
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 2026[6,11]		4,700	4,474
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 2026[6,11]		1,900	1,831
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[6,11]		5,551	5,119
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[6,11]		6,389	5,656
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 2046[6,11]		6,588	5,880
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[6,11]		11,925	10,963
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[6,11]		6,594	6,105
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[6,11]		11,169	10,363
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[6,11]		23,051	20,148
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 2.154% 2030[6,11,12]		1,765	1,740
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 2.524% 2028[6,11,12]		1,645	1,634
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 1.844% 2029[6,11,12]		9,142	8,992
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.963% 2029[6,11,12]		500	494
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 2.444% 2029[6,11,12]		5,378	5,209
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 2036[11]		2,725	2,745
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.984% 2030[6,11,12]		4,634	4,558
Santander Drive Auto Receivables Trust, Series 2020-1, Class B, 3.03% 2024[11]		55	55
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 2025[11]		1,000	1,001
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 2.054% 2053[6,11,12]		7,530	7,325
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 2046[6,11]		3,575	3,262
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 2.124% 2030[6,11,12]		2,985	2,947
Sprite, Ltd., Series 2021-1, Class A, 3.75% 2046[6,11]		5,063	4,590
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 2041[6,11]		4,796	4,281
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[6,11]		2,639	2,464
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2033[6,11]		2,167	1,986
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[6,11]		3,687	3,434
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 2045[6,11]		1,945	1,767
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[6,11]		852	773
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[6,11]		968	846
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[6,11]		4,624	4,119
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[6,11]		3,250	3,181
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[6,11]		889	828
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[6,11,12]		7,257	6,579
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 2045[6,11]		10,888	9,705
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 2046[6,11]		2,941	2,573
			363,883

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.16%
CPPIB Capital, Inc. 2.75% 2027[6]	USD	6,600	$6,411
European Investment Bank 0.75% 2026		6,194	5,605
OMERS Finance Trust 3.50% 2032[6]		4,315	4,216
OMERS Finance Trust 4.00% 2052[6]		4,315	4,046
Panama (Republic of) 3.298% 2033		4,365	3,740
Panama (Republic of) 4.50% 2063		1,035	799
Peru (Republic of) 1.862% 2032		2,525	1,920
Peru (Republic of) 2.78% 2060		3,775	2,346
Qatar (State of) 3.375% 2024[6]		2,315	2,310
Qatar (State of) 4.00% 2029[6]		745	753
Qatar (State of) 4.817% 2049[6]		750	757
Saudi Arabia (Kingdom of) 3.25% 2030[6]		1,750	1,649
Saudi Arabia (Kingdom of) 5.25% 2050[6]		1,000	1,020
United Mexican States 2.659% 2031		2,703	2,231
United Mexican States 3.771% 2061		1,528	995
			38,798

Municipals 0.15%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 2026		1,200	1,117
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 2027		1,660	1,521
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034		495	428
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 2042		1,170	947
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 2046		2,470	2,173
			6,186

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044		15	15
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044		5	5
			20

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 2027		5,335	4,830
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030		5,365	4,667
			9,497

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 2036		240	212
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 2043		315	273
			485

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 2033		4,125	4,208

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040		15	15

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	USD	40	$41

Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043		5	5

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 2026		2,865	2,621
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 2028		4,745	4,223
			6,844

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031		5,140	4,820

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041		10	10

South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034		5	5

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 2034		5,885	5,577

Total municipals			37,718

Total bonds, notes & other debt instruments (cost: $6,006,118,000)			5,625,550

Short-term securities 9.60%		Shares
Money market investments 9.40%
Capital Group Central Cash Fund 1.38%[8,18]		23,469,371	2,346,468

Money market investments purchased with collateral from securities on loan 0.20%
Capital Group Central Cash Fund 1.38%[8,18,19]		141,112	14,109
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[18,19]		7,449,054	7,449
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[18,19]		7,054,176	7,054

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan (continued)
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[18,19]	7,054,175	$7,054
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[18,19]	7,054,175	7,054
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[18,19]	7,054,175	7,054
		49,774

Total short-term securities (cost: $2,396,504,000)		2,396,242
Total investment securities 104.82% (cost: $22,507,741,000)		26,167,099
Other assets less liabilities (4.82)%		(1,202,094)

Net assets 100.00%		$24,965,005

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 6/30/2022 (000)
2 Year U.S. Treasury Note Futures	Long	2,307	September 2022	USD	484,506	$2,968
5 Year U.S. Treasury Note Futures	Short	348	September 2022		(39,063)	(174)
10 Year U.S. Treasury Note Futures	Short	699	September 2022		(82,853)	1,080
10 Year Ultra U.S. Treasury Note Futures	Short	3,135	September 2022		(399,321)	2,171
20 Year U.S. Treasury Bond Futures	Long	1,460	September 2022		202,393	(3,327)
30 Year Ultra U.S. Treasury Bond Futures	Short	311	September 2022		(48,001)	1,392
						$4,110

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
				Notional	Value at	premium	appreciation
Reference	Financing	Payment	Expiration	amount	6/30/2022	received	at 6/30/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.NA.IG.38	1.00%	Quarterly	6/20/2027	USD191,572	$88	$(1,760)	$1,848

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Common stocks 0.00%
Health care 0.00%
NuCana PLC (ADR)[1,20]	$7,086	$—	$2,674	$(14,288)	$9,876	$—	$—
Investment funds 5.58%
Capital Group Central Corporate Bond Fund	1,617,261	20,332	—	—	(243,853)	1,393,740	20,332

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Investments in affiliates8 (continued)

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 9.46%
Money market investments 9.40%
Capital Group Central Cash Fund 1.38%[18]	$1,417,334	$2,594,892		$1,665,138	$(73)	$(547)	$2,346,468	$4,686
Money market investments purchased with collateral from securities on loan 0.06%
Capital Group Central Cash Fund 1.38%[18,19]	8,492	5,617	[21]				14,109	—	[22]
Total short-term securities							2,360,577
Total 15.04%					$(14,361)	$(234,524)	$3,754,317	$25,018

Private placement securities5

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 2024	7/9/2021	$50,000	$50,000	.20%
Rotech Healthcare, Inc.	9/26/2013	6,949	18,782	.08
Total		$56,949	$68,782	.28%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $53,318,000, which represented .21% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $82,826,000, which represented .33% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,138,626,000, which represented 4.56% of the net assets of the fund.
[7]	Amount less than one thousand.
[8]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $29,059,000, which represented .12% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[12]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[13]	Purchased on a TBA basis.
[14]	Step bond; coupon rate may change at a later date.
[15]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $12,524,000, which represented .05% of the net assets of the fund.
[16]	Scheduled interest and/or principal payment was not received.
[17]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[18]	Rate represents the seven-day yield at 6/30/2022.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	Affiliated issuer during the reporting period but no longer held at 6/30/2022.
[21]	Represents net activity. Refer to Note 5 for more information on securities lending.
[22]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Key to abbreviations

ADR = American Depositary Receipts
Agcy. = Agency
AMT = Alternative Minimum Tax
Assn. = Association
Auth. = Authority
CAD = Canadian dollars
CLO = Collateralized Loan Obligations
CME = CME Group
CMO = Collateralized Mortgage Obligations
DAC = Designated Activity Company
Dept. = Department
Dev. = Development
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Ref. = Refunding
REIT = Real Estate Investment Trust
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars

Refer to the notes to financial statements.

140	American Funds Insurance Series

American Funds Global Balanced Fund
(formerly Global Balanced Fund)
Investment portfolio June 30, 2022	unaudited

Common stocks 57.98%	Shares	Value (000)
Financials 9.06%
B3 SA-Brasil, Bolsa, Balcao	2,155,801	$4,515
Zurich Insurance Group AG	9,057	3,939
DNB Bank ASA	157,370	2,821
Toronto-Dominion Bank (CAD denominated)	32,930	2,159
ING Groep NV	218,488	2,159
PNC Financial Services Group, Inc.	12,445	1,963
Tradeweb Markets, Inc., Class A	26,076	1,780
Kotak Mahindra Bank, Ltd.	82,308	1,731
Citigroup, Inc.	31,974	1,470
AIA Group, Ltd.	130,600	1,416
Housing Development Finance Corp., Ltd.	45,344	1,246
HDFC Bank, Ltd.	70,602	1,205
BNP Paribas SA	13,671	650
JPMorgan Chase & Co.	5,741	647
Nasdaq, Inc.	3,936	600
Tryg A/S	26,250	589
Bank Central Asia Tbk PT	1,201,700	585
Aegon NV1	132,576	574
Ping An Insurance (Group) Company of China, Ltd., Class H	70,500	479
Ping An Insurance (Group) Company of China, Ltd., Class A	11,200	78
Banco Santander, SA	187,371	528
CME Group, Inc., Class A	2,404	492
Münchener Rückversicherungs-Gesellschaft AG	2,026	476
KBC Groep NV	8,458	475
Swedbank AB, Class A	30,035	380
FinecoBank SpA	28,303	339
Fairfax Financial Holdings, Ltd., subordinate voting shares	551	292
Lufax Holding, Ltd. (ADR)	47,602	286
Allfunds Group PLC	18,078	139
		34,013

Health care 7.83%
Abbott Laboratories	75,002	8,149
Novartis AG	30,322	2,568
Siemens Healthineers AG	48,353	2,457
UnitedHealth Group, Inc.	4,765	2,447
Thermo Fisher Scientific, Inc.	3,503	1,903
Gilead Sciences, Inc.	28,817	1,781
AstraZeneca PLC	13,160	1,730
Merck KGaA	8,544	1,442
PerkinElmer, Inc.	9,013	1,282
AbbVie, Inc.	7,420	1,137
Medtronic PLC	11,719	1,052
Amgen, Inc.	3,544	862
Stryker Corp.	4,289	853
BioMarin Pharmaceutical, Inc.[2]	7,114	590
Humana, Inc.	1,257	588
Bayer AG	9,217	548
		29,389

Industrials 7.76%
Raytheon Technologies Corp.	74,921	7,201
BAE Systems PLC	251,418	2,541
General Electric Co.	37,623	2,395
General Dynamics Corp.	8,844	1,957
Carrier Global Corp.	51,285	1,829
VINCI SA	16,433	1,463
RELX PLC	49,296	1,336
Siemens AG	12,400	1,262
Kingspan Group PLC	20,469	1,231
Thales SA	9,837	1,207

American Funds Insurance Series	141

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Honeywell International, Inc.	6,933	$1,205
CSX Corp.	39,937	1,160
LIXIL Corp.	57,300	1,073
SMC Corp.	2,100	936
Safran SA	4,779	472
L3Harris Technologies, Inc.	1,234	298
Melrose Industries PLC	156,807	286
Airbus SE, non-registered shares	2,836	275
Lockheed Martin Corp.	609	262
NIBE Industrier AB, Class B	33,720	253
Bureau Veritas SA	8,207	210
DSV A/S	1,312	183
Ryanair Holdings PLC (ADR)[2]	1,300	87
		29,122

Information technology 7.44%
Microsoft Corp.	33,242	8,537
Broadcom, Inc.	17,541	8,522
Micron Technology, Inc.	46,889	2,592
Apple, Inc.	14,528	1,986
Taiwan Semiconductor Manufacturing Company, Ltd.	103,000	1,649
GlobalWafers Co., Ltd.	90,000	1,371
Adobe, Inc.[2]	3,492	1,278
ServiceNow, Inc.[2]	2,335	1,110
Accenture PLC, Class A	3,181	883
		27,928

Utilities 5.51%
DTE Energy Company	32,874	4,167
National Grid PLC	191,463	2,452
Power Grid Corporation of India, Ltd.	884,910	2,374
NextEra Energy, Inc.	30,640	2,373
E.ON SE	281,377	2,361
Duke Energy Corp.	17,632	1,890
Public Service Enterprise Group, Inc.	23,120	1,463
Dominion Energy, Inc.	14,973	1,195
ENN Energy Holdings, Ltd.	67,300	1,106
Iberdrola, SA, non-registered shares	80,267	833
Enel SpA	87,509	479
		20,693

Consumer staples 5.12%
Nestlé SA	37,614	4,391
Philip Morris International, Inc.	37,743	3,727
ITC, Ltd.	993,677	3,441
Imperial Brands PLC	101,076	2,259
British American Tobacco PLC	28,823	1,235
Pernod Ricard SA	5,944	1,092
Heineken NV	10,102	921
Altria Group, Inc.	15,371	642
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	109,000	634
Treasury Wine Estates, Ltd.	42,600	334
Kweichow Moutai Co., Ltd., Class A	1,021	312
Davide Campari-Milano NV	21,508	226
		19,214

142	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Communication services 3.67%
Comcast Corp., Class A	108,820	$4,270
Alphabet, Inc., Class A2	1,325	2,887
Alphabet, Inc., Class C2	435	952
Netflix, Inc.[2]	8,391	1,467
BCE, Inc.	23,357	1,148
Omnicom Group, Inc.	11,276	717
Universal Music Group NV	33,143	665
SoftBank Corp.	58,600	651
Meta Platforms, Inc., Class A2	3,285	530
Electronic Arts, Inc.	4,197	510
		13,797

Energy 3.50%
Canadian Natural Resources, Ltd. (CAD denominated)[1]	106,085	5,701
Neste OYJ	44,747	1,981
Shell PLC (GBP denominated)	57,460	1,493
Chevron Corp.	8,464	1,225
BP PLC	197,492	933
TC Energy Corp. (CAD denominated)	12,821	664
Baker Hughes Co., Class A	18,517	535
DT Midstream, Inc.	7,634	374
Woodside Energy Group, Ltd. (CDI)[2]	11,841	251
		13,157

Materials 3.48%
Freeport-McMoRan, Inc.	91,356	2,673
Linde PLC	6,777	1,948
BHP Group, Ltd. (CDI)	64,727	1,810
Evonik Industries AG	75,312	1,607
Fortescue Metals Group, Ltd.	110,218	1,334
Rio Tinto PLC	21,289	1,274
Vale SA, ordinary nominative shares (ADR)	67,040	981
Shin-Etsu Chemical Co., Ltd.	4,900	552
UPM-Kymmene Oyj	15,780	480
Air Liquide SA, non-registered shares	2,959	397
		13,056

Consumer discretionary 2.49%
General Motors Company[2]	98,406	3,125
LVMH Moët Hennessy-Louis Vuitton SE	2,533	1,544
Ferrari NV	4,222	775
Ferrari NV (EUR denominated)	1,623	298
InterContinental Hotels Group PLC	13,131	695
Amazon.com, Inc.[2]	4,940	525
Astra International Tbk PT	1,106,100	492
Cie. Financière Richemont SA, Class A	4,164	443
Starbucks Corp.	4,927	376
Royal Caribbean Cruises, Ltd.[2]	8,753	306
Airbnb, Inc., Class A2	2,869	256
Ford Motor Co.	22,680	252
Aptiv PLC[2]	2,744	244
JD.com, Inc., Class A	1,200	39
		9,370

American Funds Insurance Series	143

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares		Value (000)
Real estate 2.12%
Crown Castle International Corp. REIT		14,805	$2,493
Equinix, Inc. REIT		2,715	1,784
Embassy Office Parks REIT		363,682	1,723
CTP NV		78,913	910
Digital Realty Trust, Inc. REIT		4,862	631
Americold Realty Trust, Inc.		13,585	408
			7,949

Total common stocks (cost: $209,035,000)			217,688

Preferred securities 0.37%
Financials 0.37%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[2]		223,000	776
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[2]		192,000	636

Total preferred securities (cost: $1,545,000)			1,412

Convertible stocks 0.11%
Health care 0.11%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023		300	397

Total convertible stocks (cost: $410,000)			397

Bonds, notes & other debt instruments 36.78%	Principal amount (000)
U.S. Treasury bonds & notes 14.46%
U.S. Treasury 13.94%
U.S. Treasury 1.875% 2022	USD	1,810	1,810
U.S. Treasury 2.50% 2023		1,182	1,180
U.S. Treasury 2.75% 2023		1,485	1,484
U.S. Treasury 0.375% 2024		440	417
U.S. Treasury 1.50% 2024		5,058	4,939
U.S. Treasury 1.50% 2024		1,300	1,256
U.S. Treasury 2.50% 2024		995	986
U.S. Treasury 0.25% 2025		1,004	920
U.S. Treasury 0.375% 2025		50	46
U.S. Treasury 1.75% 2025		440	425
U.S. Treasury 2.875% 2025		1,031	1,027
U.S. Treasury 0.50% 2026		500	456
U.S. Treasury 0.625% 2026		500	453
U.S. Treasury 0.75% 2026		2,075	1,906
U.S. Treasury 0.875% 2026		500	457
U.S. Treasury 0.875% 2026		454	417
U.S. Treasury 1.125% 2026		1,000	922
U.S. Treasury 1.875% 2027		6,696	6,356
U.S. Treasury 2.25% 2027		298	287
U.S. Treasury 2.50% 2027		1,325	1,293
U.S. Treasury 2.75% 2027		10,830	10,683
U.S. Treasury 2.875% 2028		1,275	1,260
U.S. Treasury 2.875% 2028		557	550
U.S. Treasury 0.625% 2030		2,223	1,853
U.S. Treasury 0.625% 2030		650	538
U.S. Treasury 1.25% 2031		575	494
U.S. Treasury 1.375% 2031		834	723
U.S. Treasury 1.625% 2031		375	335
U.S. Treasury 1.875% 2032		3,109	2,813
U.S. Treasury 2.875% 2032		340	336
U.S. Treasury 1.875% 2041		920	719

144	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.25% 2041	USD	525	$436
U.S. Treasury 2.875% 2046		400	364
U.S. Treasury 1.25% 2050		140	89
U.S. Treasury 1.875% 2051[3]		1,626	1,215
U.S. Treasury 2.00% 2051[3]		2,396	1,844
U.S. Treasury 2.375% 2051		490	412
U.S. Treasury 2.25% 2052		765	627
			52,328

U.S. Treasury inflation-protected securities 0.52%
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]		804	812
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]		558	562
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]		357	355
U.S. Treasury Inflation-Protected Security 1.00% 2049[4]		241	231
			1,960

Total U.S. Treasury bonds & notes			54,288

Bonds & notes of governments & government agencies outside the U.S. 14.07%
Abu Dhabi (Emirate of) 2.50% 2022[5]		200	200
Abu Dhabi (Emirate of) 0.75% 2023[5]		275	266
Agricultural Development Bank of China 3.75% 2029	CNY	550	86
Asian Development Bank 1.125% 2025	GBP	100	117
Australia (Commonwealth of), Series 159, 0.25% 2024	AUD	500	324
Australia (Commonwealth of), Series 139, 3.25% 2025		875	606
Australia (Commonwealth of), Series 152, 2.75% 2028		310	205
Australia (Commonwealth of), Series 163, 1.00% 2031		660	360
Australia (Commonwealth of), Series 166, 3.00% 2033		2,250	1,451
Austria (Republic of) 0% 2031	EUR	660	592
Brazil (Federative Republic of) 10.00% 2023	BRL	600	113
Brazil (Federative Republic of) 0% 2024		1,700	269
Brazil (Federative Republic of) 10.00% 2025		900	162
Canada 0.75% 2024	CAD	1,125	830
Canada 2.25% 2025		1,400	1,062
Canada 0.25% 2026		570	400
Canada 2.25% 2029		1,525	1,120
Chile (Republic of) 5.80% 2024	CLP	85,000	90
Chile (Republic of) 4.50% 2026		5,000	5
Chile (Republic of) 5.00% 2028		60,000	60
Chile (Republic of) 4.70% 2030		355,000	346
China (People’s Republic of), Series 1910, 3.86% 2049	CNY	2,110	343
China (People’s Republic of), Series INBK, 3.39% 2050		1,100	165
China (People’s Republic of), Series INBK, 3.81% 2050		11,200	1,808
China Development Bank Corp., Series 2008, 2.89% 2025		3,240	487
China Development Bank Corp., Series 2009, 3.39% 2027		10,400	1,588
China Development Bank Corp., Series 2004, 3.43% 2027		1,060	162
China Development Bank Corp., Series 1805, 4.88% 2028		2,040	334
Colombia (Republic of), Series B, 5.75% 2027	COP	2,331,300	445
Colombia (Republic of), Series B, 7.00% 2031		6,087,800	1,115
European Investment Bank 0.375% 2027	EUR	110	108
European Investment Bank 0.25% 2032		860	760
European Union 0% 2026		100	99
European Union 0.25% 2026		50	50
French Republic O.A.T. 0% 2030		1,320	1,194
French Republic O.A.T. 0% 2032		650	563
French Republic O.A.T. 3.25% 2045		160	192
Germany (Federal Republic of) 0% 2025		525	538
Germany (Federal Republic of) 0% 2027		1,510	1,507
Germany (Federal Republic of) 0% 2031		3,080	2,867

American Funds Insurance Series	145

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Germany (Federal Republic of) 0% 2032	EUR	540	$497
Germany (Federal Republic of) 0% 2050		200	134
Greece (Hellenic Republic of) 3.45% 2024		320	346
Greece (Hellenic Republic of) 3.375% 2025		300	322
Greece (Hellenic Republic of) 1.75% 2032		725	644
Hungary (Republic of) 2.125% 2031[5]	USD	460	357
Hungary (Republic of) 3.125% 2051[5]		200	133
Hungary (Republic of), Series C, 1.00% 2025	HUF	43,000	90
India (Republic of) 5.15% 2025	INR	8,000	96
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	4,301,000	307
Indonesia (Republic of), Series 82, 7.00% 2030		1,000,000	67
Indonesia (Republic of), Series 87, 6.50% 2031		1,253,000	80
Israel (State of) 2.875% 2024	EUR	200	213
Israel (State of) 1.50% 2027		100	100
Italy (Republic of) 1.35% 2030		660	615
Japan, Series 17, 0.10% 2023[4]	JPY	10,690	81
Japan, Series 19, 0.10% 2024[4]		31,020	236
Japan, Series 18, 0.10% 2024[4]		21,240	161
Japan, Series 150, 0.005% 2026		84,950	626
Japan, Series 21, 0.10% 2026[4]		41,385	320
Japan, Series 346, 0.10% 2027		134,150	993
Japan, Series 22, 0.10% 2027[4]		25,941	204
Japan, Series 24, 0.10% 2029[4]		26,043	203
Japan, Series 365, 0.10% 2031		317,600	2,311
Japan, Series 363, 0.10% 2031		56,000	407
Japan, Series 152, 1.20% 2035		264,400	2,118
Japan, Series 179, 0.50% 2041		71,600	492
Japan, Series 42, 1.70% 2044		50,150	423
Japan, Series 37, 0.60% 2050		26,950	171
Japan, Series 70, 0.70% 2051		60,350	391
Japan, Series 73, 0.70% 2051		7,000	45
Japan, Series 74, 1.00% 2052		130,700	913
KfW 1.125% 2025	GBP	95	111
Malaysia (Federation of), Series 0119, 3.906% 2026	MYR	1,380	313
Malaysia (Federation of), Series 0219, 3.885% 2029		620	137
Malaysia (Federation of), Series 0419, 3.828% 2034		90	19
Malaysia (Federation of), Series 0418, 4.893% 2038		300	69
Malaysia (Federation of), Series 0519, 3.757% 2040		1,450	287
Malaysia (Federation of), Series 0216, 4.736% 2046		409	90
Malaysia (Federation of), Series 0518, 4.921% 2048		1,078	242
Morocco (Kingdom of) 3.50% 2024	EUR	100	104
Morocco (Kingdom of) 1.50% 2031		100	70
Netherlands (Kingdom of the) 5.50% 2028		100	128
Nova Scotia (Province of) 3.15% 2051	CAD	170	108
Peru (Republic of) 2.392% 2026	USD	90	84
Philippines (Republic of) 0.001% 2024	JPY	100,000	731
Philippines (Republic of) 0.25% 2025	EUR	100	98
Philippines (Republic of) 1.648% 2031	USD	200	161
Poland (Republic of), Series 0725, 3.25% 2025	PLN	1,900	377
Poland (Republic of), Series 1029, 2.75% 2029		410	70
Portuguese Republic 0.475% 2030	EUR	230	211
Romania 2.125% 2028		130	112
Romania 3.624% 2030		615	528
Romania 2.00% 2032		100	72
Romania 2.00% 2033		200	136
Romania 3.50% 2034		65	50
Romania 3.75% 2034		130	103
Romania 3.375% 2038		80	56
Romania 4.625% 2049		39	29

146	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Romania 3.375% 2050	EUR	73	$46
Russian Federation 7.00% 2023	RUB	16,600	27
Russian Federation 2.875% 2025	EUR	200	56
Russian Federation 4.25% 2027[6]	USD	200	55
Russian Federation 4.375% 2029		200	47
Russian Federation 6.90% 2029[6]	RUB	28,250	46
Russian Federation 7.65% 2030[6]		38,320	63
Russian Federation 5.90% 2031[6]		5,620	9
Russian Federation 6.90% 2031		18,200	30
Russian Federation 8.50% 2031[6]		5,530	9
Russian Federation 7.70% 2033[6]		23,030	38
Russian Federation 7.25% 2034[6]		8,140	13
Serbia (Republic of) 3.125% 2027	EUR	640	589
Serbia (Republic of) 3.125% 2027		385	354
Serbia (Republic of) 2.05% 2036		185	115
South Africa (Republic of), Series R-2030, 8.00% 2030	ZAR	3,000	160
South Korea (Republic of), Series 2209, 2.00% 2022	KRW	560,000	431
Spain (Kingdom of) 0.80% 2027	EUR	490	490
Spain (Kingdom of) 0.50% 2031		325	288
Spain (Kingdom of) 0.70% 2032		830	739
Tunisia (Republic of) 6.75% 2023		260	190
Tunisia (Republic of) 6.75% 2023		150	110
Ukraine 6.876% 2029[5]	USD	250	62
Ukraine 6.876% 2029		200	50
United Kingdom 1.75% 2022	GBP	280	341
United Kingdom 2.75% 2024		50	62
United Kingdom 1.25% 2027		410	483
United Kingdom 0.375% 2030		490	518
United Kingdom 0.25% 2031		770	786
United Kingdom 4.25% 2032		1,475	2,112
United Kingdom 0.625% 2035		155	148
United Kingdom 3.25% 2044		250	334
United Kingdom 0.625% 2050		95	71
United Kingdom 1.25% 2051		164	146
United Mexican States, Series M, 5.75% 2026	MXN	18,200	805
United Mexican States, Series M, 7.50% 2027		21,950	1,021
United Mexican States, Series M, 7.75% 2031		5,000	229
United Mexican States, Series M, 8.00% 2047		4,000	178
			52,832

Corporate bonds, notes & loans 5.39%
Financials 1.59%
ACE INA Holdings, Inc. 2.875% 2022	USD	10	10
ACE INA Holdings, Inc. 3.35% 2026		10	10
ACE INA Holdings, Inc. 4.35% 2045		20	19
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[7]	EUR	100	105
Bank of America Corp. 0.976% 2025 (USD-SOFR + 0.69% on 4/22/2024)[7]	USD	200	188
Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[7]		500	455
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[7]		160	143
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[7]		236	220
Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[7]		20	17
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[7]		103	97
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[7]		175	168
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[7]		310	275
Citigroup, Inc. 3.07% 2028 (USD-SOFR + 1.28% on 2/24/2027)[7]		110	102
Citigroup, Inc. 4.91% 2033 (USD-SOFR + 2.086% on 5/24/2032)[7]		29	29
Commonwealth Bank of Australia 2.688% 2031[5]		225	183
Corebridge Financial, Inc. 3.90% 2032[5]		59	53

American Funds Insurance Series	147

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[7]	USD	130	$130
Goldman Sachs Group, Inc. 3.50% 2025		207	203
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[7]		130	108
Goldman Sachs Group, Inc. 1.00% 2033[5]	EUR	210	165
Goldman Sachs Group, Inc. 4.017% 2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[7]	USD	78	68
Groupe BPCE SA 5.70% 2023[5]		200	203
Groupe BPCE SA 1.00% 2025	EUR	100	100
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[7]	USD	200	196
Intercontinental Exchange, Inc. 4.00% 2027		390	384
JPMorgan Chase & Co. 3.25% 2022		28	28
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[7]		186	166
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[7]		160	156
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[7]		200	178
Morgan Stanley 3.125% 2026		110	105
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[7]		126	112
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[7]		72	62
Morgan Stanley 2.95% 2032 (3-month EUR-EURIBOR +1.245% on 5/7/2031)[7]	EUR	510	507
New York Life Insurance Company 3.75% 2050[5]	USD	23	19
Nordea Bank AB 3.60% 2025[5]		200	198
PNC Financial Services Group, Inc. 2.854% 2022[7]		100	100
Royal Bank of Canada 1.20% 2026		175	158
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[7]		400	359
Wells Fargo & Company 3.526% 2028 (USD-SOFR + 1.51% on 3/24/2027)[7]		210	199
			5,978

Utilities 0.74%
Alabama Power Co. 3.00% 2052		250	184
CMS Energy Corp. 3.00% 2026		150	144
Duke Energy Carolinas, LLC 3.05% 2023		280	280
Duke Energy Progress, LLC 3.70% 2028		75	73
Edison International 4.125% 2028		160	149
Enel Finance International SA 1.875% 2028[5]		200	168
Enersis Américas SA 4.00% 2026		35	34
Exelon Corp. 3.40% 2026		150	146
FirstEnergy Corp. 3.50% 2028[5]		35	33
Florida Power & Light Company 2.875% 2051		120	89
Interstate Power and Light Co. 2.30% 2030		50	43
NextEra Energy Capital Holdings, Inc. 2.75% 2029		232	205
Niagara Mohawk Power Corp. 3.508% 2024[5]		85	83
Pacific Gas and Electric Co. 2.95% 2026		25	23
Pacific Gas and Electric Co. 2.10% 2027		100	84
Pacific Gas and Electric Co. 3.00% 2028		140	121
Pacific Gas and Electric Co. 4.65% 2028		114	106
Pacific Gas and Electric Co. 4.55% 2030		31	27
Pacific Gas and Electric Co. 2.50% 2031		600	459
Pacific Gas and Electric Co. 3.25% 2031		50	40
Pacific Gas and Electric Co. 3.50% 2050		137	92
Xcel Energy, Inc. 3.35% 2026		216	209
			2,792

Communication services 0.60%
AT&T, Inc. 2.75% 2031		375	324
AT&T, Inc. 2.55% 2033		64	52
Comcast Corp. 0% 2026	EUR	100	95
Comcast Corp. 0.25% 2029		100	87
Deutsche Telekom International Finance BV 9.25% 2032	USD	45	60
KT Corp. 0.22% 2022	JPY	100,000	737

148	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Magallanes, Inc. 5.05% 2042[5]	USD	168	$143
Orange SA 9.00% 2031[7]		65	84
T-Mobile US, Inc. 2.05% 2028		200	174
Verizon Communications, Inc. 0.375% 2029	EUR	140	125
Verizon Communications, Inc. 2.55% 2031	USD	325	278
Verizon Communications, Inc. 0.75% 2032	EUR	100	83
			2,242

Consumer discretionary 0.59%
Amazon.com, Inc. 2.80% 2024	USD	45	45
Amazon.com, Inc. 1.20% 2027		50	44
Bayerische Motoren Werke AG 3.90% 2025[5]		70	70
Bayerische Motoren Werke AG 4.15% 2030[5]		70	69
Daimler Trucks Finance North America, LLC 3.65% 2027[5]		150	144
General Motors Financial Co. 1.05% 2024		116	110
General Motors Financial Co. 2.40% 2028		150	127
Hyundai Capital America 3.25% 2022[5]		65	65
Hyundai Capital America 1.50% 2026[5]		250	221
Hyundai Capital America 2.375% 2027[5]		109	96
Hyundai Capital Services, Inc. 3.75% 2023[5]		250	250
Royal Caribbean Cruises, Ltd. 11.50% 2025[5]		142	146
Royal Caribbean Cruises, Ltd. 5.50% 2028[5]		130	91
Stellantis Finance US, Inc. 2.691% 2031[5]		200	159
Stellantis NV 1.25% 2033	EUR	500	366
Toyota Motor Credit Corp. 3.375% 2030	USD	33	31
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[7]	EUR	200	169
			2,203

Energy 0.49%
Canadian Natural Resources, Ltd. 2.95% 2030	USD	161	142
Enbridge, Inc. 4.25% 2026		70	69
Enbridge, Inc. 3.70% 2027		45	43
Enbridge, Inc. 3.40% 2051		39	29
Energy Transfer Operating LP 5.00% 2050		136	116
Halliburton Company 3.80% 2025		2	2
Kinder Morgan, Inc. 4.30% 2025		165	164
Kinder Morgan, Inc. 3.60% 2051		120	89
MPLX LP 2.65% 2030		75	63
MPLX LP 5.50% 2049		215	200
Petróleos Mexicanos 7.47% 2026	MXN	5,330	231
Petróleos Mexicanos 5.95% 2031	USD	161	118
Petróleos Mexicanos 6.75% 2047		38	24
Qatar Petroleum 3.125% 2041[5]		270	213
Statoil ASA 3.70% 2024		50	50
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[7]		288	274
			1,827

Industrials 0.37%
Boeing Company 4.508% 2023		400	401
Canadian Pacific Railway, Ltd. 3.10% 2051		164	121
Carrier Global Corp. 2.242% 2025		6	6
Carrier Global Corp. 2.493% 2027		7	6
CSX Corp. 3.80% 2050		6	5
CSX Corp. 2.50% 2051		75	51
General Electric Capital Corp. 4.418% 2035		200	187
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[5]		97	96

American Funds Insurance Series	149

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
MISC Capital Two (Labuan), Ltd. 3.75% 2027[5]	USD	200	$188
Singapore Airlines, Ltd. 3.375% 2029		200	182
United Technologies Corp. 4.125% 2028		170	168
			1,411

Health care 0.30%
Aetna, Inc. 2.80% 2023		10	10
Amgen, Inc. 1.90% 2025		40	38
Amgen, Inc. 2.20% 2027		30	28
AstraZeneca Finance, LLC 2.25% 2031		69	60
AstraZeneca PLC 3.50% 2023		150	150
Becton, Dickinson and Company 3.734% 2024		10	10
Becton, Dickinson and Company 3.70% 2027		43	42
Becton, Dickinson and Company 2.823% 2030		28	25
Cigna Corp. 4.125% 2025		80	80
EMD Finance, LLC 3.25% 2025[5]		250	246
Stryker Corp. 0.75% 2029	EUR	210	188
Takeda Pharmaceutical Company, Ltd. 2.25% 2026		100	103
UnitedHealth Group, Inc. 4.00% 2029	USD	135	134
			1,114

Information technology 0.27%
Broadcom, Inc. 3.15% 2025		17	16
Broadcom, Inc. 4.00% 2029[5]		42	39
Broadcom, Inc. 4.15% 2030		70	64
Broadcom, Inc. 3.419% 2033[5]		53	44
Lenovo Group, Ltd. 5.875% 2025		269	277
Mastercard, Inc. 2.00% 2031		102	86
Microsoft Corp. 2.40% 2026		187	180
Oracle Corp. 2.65% 2026		216	200
PayPal Holdings, Inc. 4.40% 2032		99	98
			1,004

Consumer staples 0.23%
Altria Group, Inc. 2.20% 2027	EUR	270	255
Anheuser-Busch InBev NV 4.00% 2028	USD	100	99
Anheuser-Busch InBev NV 4.75% 2029		220	224
British American Tobacco PLC 3.215% 2026		62	58
British American Tobacco PLC 3.557% 2027		105	96
British American Tobacco PLC 4.70% 2027		67	66
British American Tobacco PLC 3.462% 2029		75	64
			862

Real estate 0.19%
American Campus Communities, Inc. 3.75% 2023		100	100
American Campus Communities, Inc. 4.125% 2024		90	90
American Tower Corp. 0.875% 2029	EUR	250	213
Equinix, Inc. 2.15% 2030	USD	197	160
Essex Portfolio LP 3.50% 2025		120	118
Essex Portfolio LP 3.375% 2026		40	39
			720

Materials 0.02%
Vale Overseas, Ltd. 3.75% 2030		94	83

Total corporate bonds, notes & loans			20,236

150	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations 2.39%
Federal agency mortgage-backed obligations 1.32%
Fannie Mae Pool #FM7100 3.50% 2050[8]	USD	379	$370
Government National Mortgage Assn. 3.50% 2052[8,9]		1,300	1,262
Uniform Mortgage-Backed Security 2.50% 2052[8,9]		990	890
Uniform Mortgage-Backed Security 4.00% 2052[8,9]		1,145	1,125
Uniform Mortgage-Backed Security 4.50% 2052[8,9]		1,267	1,269
Uniform Mortgage-Backed Security 4.50% 2052[8,9]		33	33
			4,949

Other mortgage-backed securities 1.07%
Nordea Kredit 0.50% 2040[8]	DKK	1,666	192
Nykredit Realkredit AS, Series 01E, 1.50% 2037[8]		520	67
Nykredit Realkredit AS, Series 01E, 0.50% 2040[8]		7,444	856
Nykredit Realkredit AS, Series 01E, 1.50% 2040[8]		1,320	168
Nykredit Realkredit AS, Series 01E, 0.50% 2043[8]		20,999	2,393
Nykredit Realkredit AS, Series 01E, 0.50% 2050[8]		1,391	147
Nykredit Realkredit AS, Series CCE, 1.00% 2050[8]		599	66
Nykredit Realkredit AS, Series 01E, 1.00% 2053[8]		876	96
Realkredit Danmark AS 1.00% 2053[8]		197	22
			4,007

Total mortgage-backed obligations			8,956

Asset-backed obligations 0.43%
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 1.927% 2025[8,10]	USD	230	230
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 2024[8]		98	98
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 1.252% 2025[8,10]		116	116
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 2024[8]		302	293
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.60%) 1.113% 2024[8,10]		300	295
Verizon Master Trust, Series 2022-3, Class A, 3.01% 2027 (3.76% on 11/20/2023)[7,8]		250	248
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 2024[8]		167	166
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 2025[5,8]		182	181
			1,627

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		100	78

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		80	65

Total municipals			143

Total bonds, notes & other debt instruments (cost: $153,808,000)			138,082

Short-term securities 6.46%		Shares
Money market investments 3.11%
Capital Group Central Cash Fund 1.38%[11,12]		116,695	11,667

American Funds Insurance Series	151

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
U.S. Treasury bills 2.39%
U.S. Treasury 7/21/2022	0.804%	USD	9,000	$8,995

			Shares
Money market investments purchased with collateral from securities on loan 0.96%
Capital Group Central Cash Fund 1.38%[11,12,13]			10,218	1,021
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.39%[11,13]			539,399	540
BlackRock Liquidity Funds – FedFund, Institutional Shares 1.32%[11,13]			510,806	511
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 1.38%[11,13]			510,805	511
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 1.38%[11,13]			510,805	511
State Street Institutional U.S. Government Money Market Fund, Institutional Class 1.40%[11,13]			510,805	511
				3,605

Total short-term securities (cost: $24,267,000)				24,267
Total investment securities 101.70% (cost: $389,065,000)				381,846
Other assets less liabilities (1.70)%				(6,368)

Net assets 100.00%				$375,478

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 6/30/2022 (000)
2 Year U.S. Treasury Note Futures	Short	1	September 2022	USD	(210)	$1
5 Year Euro-Bobl Futures	Long	29	September 2022		3,774	(39)
5 Year U.S. Treasury Note Futures	Long	7	September 2022		786	8
10 Year Euro-Bund Futures	Long	11	September 2022		1,715	(18)
10 Year Italy Government Bond Futures	Short	11	September 2022		(1,419)	24
10 Year Japanese Government Bond Futures	Short	2	September 2022		(2,191)	(14)
10 Year Australian Treasury Bond Futures	Long	4	September 2022		328	2
10 Year Ultra U.S. Treasury Note Futures	Short	1	September 2022		(127)	2
10 Year U.S. Treasury Note Futures	Short	9	September 2022		(1,067)	(1)
10 Year UK Gilt Futures	Short	2	September 2022		(277)	11
20 Year U.S. Treasury Bond Futures	Long	2	September 2022		277	(3)
30 Year Ultra U.S. Treasury Bond Futures	Long	2	September 2022		309	(7)
						$(34)

152	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 6/30/2022 (000)
USD	287	NZD	440	Bank of America	7/11/2022	$12
USD	413	GBP	330	Barclays Bank PLC	7/11/2022	11
USD	226	MXN	4,470	Bank of America	7/11/2022	4
HUF	204,710	EUR	514	Bank of America	7/11/2022	2
EUR	140	USD	146	Bank of America	7/11/2022	1
USD	168	EUR	160	BNP Paribas	7/11/2022	1
EUR	2,560	DKK	19,040	Bank of America	7/11/2022	— [14]
EUR	200	USD	210	JPMorgan Chase	7/11/2022	— [14]
JPY	86,760	USD	640	BNP Paribas	7/11/2022	— [14]
EUR	120	USD	127	Bank of New York Mellon	7/11/2022	(1)
JPY	76,090	USD	562	BNP Paribas	7/11/2022	(1)
MXN	1,517	USD	77	Bank of America	7/11/2022	(2)
EUR	120	USD	129	JPMorgan Chase	7/11/2022	(3)
SEK	1,270	USD	130	Bank of America	7/11/2022	(6)
CAD	900	USD	713	HSBC Bank	7/11/2022	(14)
EUR	4,552	USD	4,868	Standard Chartered Bank	7/11/2022	(95)
JPY	637,220	USD	4,934	BNP Paribas	7/11/2022	(234)
USD	352	COP	1,337,640	Citibank	7/12/2022	31
KRW	1,261,900	USD	1,015	Bank of America	7/12/2022	(36)
USD	1,593	MYR	7,000	Bank of America	7/14/2022	1
MYR	2,865	USD	651	Standard Chartered Bank	7/14/2022	1
MYR	1,430	USD	325	HSBC Bank	7/14/2022	— [14]
MYR	1,090	USD	248	Standard Chartered Bank	7/14/2022	— [14]
MYR	815	USD	185	HSBC Bank	7/14/2022	— [14]
USD	239	CNH	1,600	UBS AG	7/27/2022	— [14]
USD	687	AUD	960	Citibank	7/29/2022	24
USD	525	AUD	740	Morgan Stanley	7/29/2022	14
AUD	340	USD	235	HSBC Bank	7/29/2022	— [14]
AUD	960	USD	681	Morgan Stanley	7/29/2022	(18)
PLN	4,260	USD	922	Citibank	2/2/2023	1
USD	420	PLN	1,940	Citibank	2/2/2023	(1)
PLN	1,940	USD	468	BNP Paribas	2/2/2023	(48)
						$(356)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD 375	$(7)	$—	$(7)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	3,197	(58)	—	(58)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	1,178	(22)	—	(22)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	2,945	(54)	—	(54)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	486	(9)	—	(9)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	486	(9)	—	(9)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	533	(10)	—	(10)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	1,001	(18)	—	(18)

American Funds Insurance Series	153

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	NZD	1,000	$(19)	$—	$(19)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		1,019	(19)	—	(19)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		1,023	(19)	—	(19)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		904	(17)	—	(17)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		1,031	(19)	—	(19)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		1,029	(19)	—	(19)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		1,029	(19)	—	(19)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		1,144	(21)	—	(21)
3.7697%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/6/2023		5,500	(7)	—	(7)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(20)	—	(20)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(20)	—	(20)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		123	(2)	—	(2)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	3,050	(14)	—	(14)
2.42%	Annual	SONIA	Annual	5/5/2024		6,100	(33)	—	(33)
2.9588%	Annual	SONIA	Annual	6/9/2024		4,180	5	—	5
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(8)	—	(8)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		2,600	(11)	—	(11)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		3,200	(13)	—	(13)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,600	(36)	—	(36)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,900	(37)	—	(37)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		11,300	(47)	—	(47)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		2,500	(7)	—	(7)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		3,701	(9)	—	(9)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		6,100	(15)	—	(15)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026		6,000	(15)	—	(15)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		7,639	(21)	—	(21)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027		20,400	2	—	2
							$(647)	$—	$(647)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	Value at 6/30/2022 (000)	Upfront premium paid (000)	Unrealized depreciation at 6/30/2022 (000)
1.00%	Quarterly	CDX.NA.IG.38	6/20/2027	USD8,652	$(4)	$76	$(80)

154	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Investments in affiliates12

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)		Value of affiliates at 6/30/2022 (000)	Dividend income (000)
Short-term securities 3.38%
Money market investments 3.11%
Capital Group Central Cash Fund 1.38%[11]	$1,127	$91,279		$80,737	$(2)	$—	[14]	$11,667	$41
Money market investments purchased with collateral from securities on loan 0.27%
Capital Group Central Cash Fund 1.38%[11,13]	—	1,021	[15]					1,021	—	[16]
Total short-term securities								12,688
Total 3.38%					$(2)	$—	[14]	$12,688	$41

[1]	All or a portion of this security was on loan. The total value of all such securities was $3,814,000, which represented 1.02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $839,000, which represented .22% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,584,000, which represented 1.22% of the net assets of the fund.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Step bond; coupon rate may change at a later date.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Rate represents the seven-day yield at 6/30/2022.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[14]	Amount less than one thousand.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	155

The Bond Fund of America

Investment portfolio June 30, 2022	unaudited

Bonds, notes & other debt instruments 97.74%	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes 34.45%
U.S. Treasury 18.89%
U.S. Treasury 0.125% 2023	USD	39,035	$38,075
U.S. Treasury 0.25% 2024		40,500	38,405
U.S. Treasury 0.375% 2024		42,000	39,846
U.S. Treasury 0.375% 2024		23,504	22,441
U.S. Treasury 0.375% 2024		15,740	14,856
U.S. Treasury 2.125% 2024		72,100	70,764
U.S. Treasury 2.50% 2024		35,000	34,691
U.S. Treasury 2.50% 2024		22,390	22,199
U.S. Treasury 0.375% 2025		114,120	103,990
U.S. Treasury 2.875% 2025[1]		96,200	95,793
U.S. Treasury 2.875% 2025		72,100	71,811
U.S. Treasury 2.875% 2025		6,866	6,842
U.S. Treasury 0.375% 2026		40,000	36,369
U.S. Treasury 0.75% 2026		26,766	24,364
U.S. Treasury 0.75% 2026		20,625	18,872
U.S. Treasury 1.375% 2026[1]		45,000	42,060
U.S. Treasury 0.50% 2027		125,625	111,178
U.S. Treasury 0.50% 2027		70,675	62,018
U.S. Treasury 2.25% 2027[1]		120,200	115,235
U.S. Treasury 2.25% 2027[1]		72,100	69,515
U.S. Treasury 2.625% 2027		15,056	14,770
U.S. Treasury 6.125% 2027		24,000	27,583
U.S. Treasury 1.25% 2028		79,480	71,576
U.S. Treasury 2.75% 2029		44,840	43,940
U.S. Treasury 1.625% 2031		1,630	1,455
U.S. Treasury 2.875% 2032		31,925	31,545
U.S. Treasury 1.125% 2040		124,213	86,191
U.S. Treasury 1.375% 2040		40,000	28,701
U.S. Treasury 1.875% 2041		79,700	62,288
U.S. Treasury 2.00% 2041		247	195
U.S. Treasury 2.375% 2042		14,871	12,557
U.S. Treasury 3.00% 2049[1]		123,340	117,155
U.S. Treasury 1.25% 2050[1]		21,285	13,483
U.S. Treasury 1.875% 2051		4,670	3,490
U.S. Treasury 2.00% 2051		1,587	1,221
U.S. Treasury 2.25% 2052[1]		628,814	515,222
U.S. Treasury 2.875% 2052		1,320	1,241
			2,071,937

U.S. Treasury inflation-protected securities 15.56%
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]		6,799	6,825
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]		200,073	203,596
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]		6,377	6,493
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]		83,356	84,819
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]		351,896	355,487
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]		123,409	124,212
U.S. Treasury Inflation-Protected Security 0.50% 2024[2]		72,952	74,002
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]		232,229	236,077
U.S. Treasury Inflation-Protected Security 0.125% 2025[2]		87,139	87,082
U.S. Treasury Inflation-Protected Security 0.125% 2025[2]		41,070	41,092
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]		27,421	27,592
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]		103,865	104,894
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]		33,471	33,153
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]		17,486	17,342
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]		12,968	12,844
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]		3,201	3,238
U.S. Treasury Inflation-Protected Security 0.125% 2027[2]		83,953	82,613
U.S. Treasury Inflation-Protected Security 0.375% 2027[1,2]		83,283	83,036
U.S. Treasury Inflation-Protected Security 0.50% 2028[1,2]		87,889	87,363

156	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	USD	19,604	$18,602
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]		12,947	12,285
U.S. Treasury Inflation-Protected Security 0.125% 2051[2]		5,935	4,535
			1,707,182

Total U.S. Treasury bonds & notes			3,779,119

Corporate bonds, notes & loans 33.56%
Financials 9.21%
ACE INA Holdings, Inc. 2.875% 2022		3,625	3,626
ACE INA Holdings, Inc. 3.35% 2026		2,025	1,984
ACE INA Holdings, Inc. 4.35% 2045		2,220	2,099
AerCap Holdings NV 6.50% 2025		1,798	1,842
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 2023		3,130	2,984
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.65% 2024		5,996	5,543
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026		10,289	8,966
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028		12,359	10,422
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032		12,595	10,095
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033		5,120	4,049
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041		1,254	906
Ally Financial, Inc. 5.125% 2024		1,500	1,516
Ally Financial, Inc. 8.00% 2031		8,479	9,288
Ally Financial, Inc. 8.00% 2031		7,070	7,868
Arthur J. Gallagher & Co. 3.50% 2051		1,073	822
Banco Santander, SA 1.722% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[3]		1,400	1,216
Bank of America Corp. 1.53% 2025 (USD-SOFR + 0.65% on 12/6/2024)[3]		1,970	1,835
Bank of America Corp. 3.841% 2025 (USD-SOFR + 1.11% on 4/25/2024)[3]		2,635	2,624
Bank of America Corp. 1.658% 2027 (USD-SOFR + 0.91% on 3/11/2026)[3]		981	881
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[3]		7,989	7,115
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[3]		10,129	9,442
Bank of America Corp. 4.376% 2028 (USD-SOFR + 1.58% on 4/27/2027)[3]		2,635	2,596
Bank of America Corp. 2.087% 2029 (USD-SOFR + 1.06% on 6/14/2028)[3]		2,773	2,377
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[3]		21,177	16,935
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[3]		36,155	29,253
Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[3]		2,613	2,158
Bank of America Corp. 2.687% 2032 (USD-SOFR + 1.32% on 4/22/2031)[3]		8,343	7,012
Bank of America Corp. 2.972% 2033 (USD-SOFR + 1.33% on 2/4/2032)[3]		4,089	3,487
Bank of America Corp. 4.571% 2033 (USD-SOFR + 1.83% on 4/27/2032)[3]		11,965	11,659
Bank of Nova Scotia 2.45% 2032		900	749
Berkshire Hathaway Finance Corp. 4.20% 2048		8,720	7,990
BNP Paribas 2.819% 2025 (3-month USD-LIBOR + 1.111% on 11/19/2024)[3,4]		2,875	2,750
BNP Paribas 2.219% 2026 (USD-SOFR + 2.074% on 6/9/2025)[3,4]		12,000	11,095
BNP Paribas 1.323% 2027 (USD-SOFR + 1.004% on 1/13/2026)[3,4]		9,981	8,833
BNP Paribas 2.591% 2028 (USD-SOFR + 1.228% on 1/20/2027)[3,4]		13,134	11,824
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[3,4]		3,594	3,010
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[3,4]		4,177	3,457
BNP Paribas 3.132% 2033 (USD-SOFR + 1.561% on 1/20/2032)[3,4]		3,694	3,096
Canadian Imperial Bank of Commerce (CIBC) 3.60% 2032		3,635	3,304
Capital One Financial Corp. 1.343% 2024 (USD-SOFR + 0.69% on 12/6/2023)[3]		4,525	4,339
Capital One Financial Corp. 4.927% 2028 (USD-SOFR + 2.057% on 5/10/2027)[3]		4,650	4,609
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031		1,126	914
CIT Group, Inc. 3.929% 2024 (USD-SOFR + 3.827% on 6/19/2023)[3]		5,410	5,377
Citigroup, Inc. 4.60% 2026		1,800	1,805
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[3]		8,740	7,742
Citigroup, Inc. 3.07% 2028 (USD-SOFR + 1.28% on 2/24/2027)[3]		5,520	5,125
Citigroup, Inc. 3.057% 2033 (USD-SOFR + 1.351% on 1/25/2032)[3]		2,110	1,790
Citigroup, Inc. 3.785% 2033 (USD-SOFR + 1.939% on 3/17/2032)[3]		5,350	4,825
Citigroup, Inc. 4.91% 2033 (USD-SOFR + 2.086% on 5/24/2032)[3]		2,373	2,344
Corebridge Financial, Inc. 3.50% 2025[4]		1,439	1,400
Corebridge Financial, Inc. 3.65% 2027[4]		4,493	4,228

American Funds Insurance Series	157

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Corebridge Financial, Inc. 3.85% 2029[4]	USD	5,794	$5,360
Corebridge Financial, Inc. 3.90% 2032[4]		5,959	5,352
Corebridge Financial, Inc. 4.35% 2042[4]		361	309
Corebridge Financial, Inc. 4.40% 2052[4]		1,352	1,130
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[3,4]		4,450	4,099
Crédit Agricole SA 1.247% 2027 (USD-SOFR + 0.892% on 1/26/2026)[3,4]		3,400	2,999
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[3,4]		12,000	11,922
Credit Suisse Group AG 3.80% 2023		12,925	12,809
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[3,4]		500	496
Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[3,4]		850	801
Credit Suisse Group AG 2.193% 2026 (USD-SOFR + 2.044% on 6/5/2025)[3,4]		5,750	5,219
Credit Suisse Group AG 1.305% 2027 (USD-SOFR + 0.98% on 2/2/2026)[3,4]		10,950	9,423
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,4]		3,096	2,742
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[3,4]		7,369	5,872
Danske Bank AS 1.549% 2027 (UST Yield Curve Rate T Note Constant Maturity 1-year + 0.73% on 9/10/2026)[3,4]		2,990	2,621
Danske Bank AS 4.298% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[3,4]		2,975	2,824
Deutsche Bank AG 3.30% 2022		2,695	2,695
Deutsche Bank AG 3.95% 2023		6,350	6,338
Deutsche Bank AG 0.898% 2024		2,500	2,344
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[3]		10,475	10,106
Deutsche Bank AG 3.70% 2024		5,150	5,062
Deutsche Bank AG 3.70% 2024		2,550	2,521
Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[3]		8,586	8,305
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[3]		42,264	37,590
Deutsche Bank AG 4.10% 2026		7,305	7,177
Deutsche Bank AG 4.10% 2026		857	848
Deutsche Bank AG 2.311% 2027 (USD-SOFR + 1.219% on 11/16/2026)[3]		3,825	3,304
Deutsche Bank AG 2.552% 2028 (USD-SOFR + 1.318% on 1/7/2027)[3]		6,135	5,315
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[3]		2,900	2,431
Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[3]		2,100	1,664
DNB Bank ASA 1.535% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[3,4]		1,200	1,072
GE Capital Funding, LLC 4.55% 2032		400	386
Goldman Sachs Group, Inc. 1.431% 2027 (USD-SOFR + 0.795% on 3/9/2026)[3]		3,030	2,691
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[3]		13,275	11,662
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[3]		13,961	12,365
Goldman Sachs Group, Inc. 2.64% 2028 (USD-SOFR + 1.114% on 2/24/2027)[3]		1,235	1,122
Goldman Sachs Group, Inc. 3.615% 2028 (USD-SOFR + 1.846% on 3/15/2027)[3]		7,403	7,012
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[3]		9,600	9,061
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[3]		19,697	15,947
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[3]		2,535	2,107
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[3]		6,075	5,013
Goldman Sachs Group, Inc. 3.102% 2033 (USD-SOFR + 1.41% on 2/24/2032)[3]		10,422	8,911
Goldman Sachs Group, Inc. 2.908% 2042 (USD-SOFR + 1.40% on 7/21/2041)[3]		3,160	2,313
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[3]		1,750	1,650
Groupe BPCE SA 2.75% 2023[4]		6,875	6,855
Groupe BPCE SA 5.70% 2023[4]		28,166	28,597
Groupe BPCE SA 5.15% 2024[4]		5,481	5,485
Groupe BPCE SA 1.625% 2025[4]		2,980	2,811
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[3,4]		6,350	5,693
HSBC Holdings PLC 2.251% 2027 (USD-SOFR + 1.10% on 11/22/2026)[3]		5,270	4,699
HSBC Holdings PLC 4.755% 2028 (USD-SOFR + 2.11% on 6/9/2027)[3]		6,610	6,432
HSBC Holdings PLC 2.206% 2029 (USD-SOFR + 1.285% on 8/17/2028)[3]		2,628	2,210
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[3]		9,525	9,192
HSBC Holdings PLC 2.804% 2032 (USD-SOFR + 1.187% on 5/24/2031)[3]		6,490	5,336
Huarong Finance 2017 Co., Ltd. 4.25% 2027		6,335	5,527

158	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance 2017 Co., Ltd. 4.75% 2027	USD	669	$605
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 2.631% 2023[5]		2,750	2,688
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 2.756% 2025[5]		397	373
Huarong Finance II Co., Ltd. 5.00% 2025		480	454
Huarong Finance II Co., Ltd. 5.50% 2025		6,669	6,477
Huarong Finance II Co., Ltd. 4.625% 2026		200	184
Huarong Finance II Co., Ltd. 4.875% 2026		2,106	1,935
Intercontinental Exchange, Inc. 4.35% 2029		8,710	8,607
Intercontinental Exchange, Inc. 4.60% 2033		4,601	4,584
Intercontinental Exchange, Inc. 4.95% 2052		1,517	1,489
Intercontinental Exchange, Inc. 5.20% 2062		3,465	3,469
Intesa Sanpaolo SpA 3.375% 2023[4]		10,035	9,993
Intesa Sanpaolo SpA 3.25% 2024[4]		770	746
Intesa Sanpaolo SpA 5.017% 2024[4]		68,143	65,083
Intesa Sanpaolo SpA 5.71% 2026[4]		15,400	14,694
Intesa Sanpaolo SpA 3.875% 2027[4]		6,250	5,773
Intesa Sanpaolo SpA 3.875% 2028[4]		1,986	1,839
Iron Mountain Information Management Services, Inc. 5.00% 2032[4]		2,060	1,667
JPMorgan Chase & Co. 0.969% 2025 (USD-SOFR + 0.58% on 6/23/2024)[3]		5,870	5,493
JPMorgan Chase & Co. 1.561% 2025 (USD-SOFR + 0.605% on 12/10/2024)[3]		11,105	10,380
JPMorgan Chase & Co. 4.08% 2026 (USD-SOFR + 1.32% on 4/26/2025)[3]		3,620	3,580
JPMorgan Chase & Co. 1.47% 2027 (USD-SOFR + 0.765% on 9/22/2026)[3]		5,965	5,236
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[3]		1,832	1,633
JPMorgan Chase & Co. 2.947% 2028 (USD-SOFR + 1.17% on 2/24/2027)[3]		4,350	4,034
JPMorgan Chase & Co. 4.323% 2028 (USD-SOFR + 1.56% on 4/26/2027)[3]		12,080	11,892
JPMorgan Chase & Co. 2.069% 2029 (USD-SOFR + 1.015% on 6/1/2028)[3]		2,453	2,112
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[3]		9,600	8,989
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[3]		11,980	11,568
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[3]		1,766	1,506
JPMorgan Chase & Co. 2.545% 2032 (USD-SOFR + 1.18% on 11/8/2031)[3]		5,313	4,420
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[3]		4,802	4,045
JPMorgan Chase & Co. 2.963% 2033 (USD-SOFR + 1.26% on 1/25/2032)[3]		553	475
JPMorgan Chase & Co. 4.586% 2033 (USD-SOFR + 1.80% on 4/26/2032)[3]		1,907	1,875
Kasikornbank PCL HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[3]		2,415	2,176
Keb Hana Bank 3.25% 2027[4]		1,315	1,265
Lloyds Banking Group PLC 2.438% 2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[3]		2,675	2,533
Lloyds Banking Group PLC 4.375% 2028		8,825	8,583
Marsh & McLennan Companies, Inc. 2.375% 2031		367	308
Marsh & McLennan Companies, Inc. 2.90% 2051		505	356
MetLife Capital Trust IV, junior subordinated, 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[3,4]		1,405	1,518
MetLife, Inc. 3.60% 2025		3,490	3,472
Mitsubishi UFJ Financial Group, Inc. 0.962% 2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[3]		2,960	2,744
Mitsubishi UFJ Financial Group, Inc. 1.538% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[3]		6,200	5,487
Mitsubishi UFJ Financial Group, Inc. 1.64% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[3]		2,225	1,963
Mitsubishi UFJ Financial Group, Inc. 2.341% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[3]		2,970	2,679
Mitsubishi UFJ Financial Group, Inc. 4.08% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[3]		2,945	2,871
Mizuho Financial Group, Inc. 1.554% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[3]		4,615	4,068
Morgan Stanley 0.791% 2025 (USD-SOFR + 0.509% on 1/22/2024)[3]		3,065	2,900
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[3]		2,300	2,218
Morgan Stanley 2.63% 2026 (USD-SOFR + 0.94% on 2/18/2025)[3]		2,680	2,560
Morgan Stanley 1.512% 2027 (USD-SOFR + 0.858% on 7/20/2026)[3]		10,488	9,217
Morgan Stanley 4.21% 2028 (USD-SOFR + 1.61% on 4/20/2027)[3]		3,671	3,592

American Funds Insurance Series	159

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[3]	USD	30,007	$24,341
Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[3]		3,951	3,269
Morgan Stanley 2.943% 2033 (USD-SOFR + 1.29% on 1/21/2032)[3]		6,616	5,677
Morgan Stanley 5.297% 2037 (USD-SOFR + 2.62% on 4/20/2032)[3]		2,286	2,216
MSCI, Inc. 3.25% 2033[4]		2,750	2,197
Navient Corp. 6.75% 2025		425	384
OneMain Holdings, Inc. 7.125% 2026		250	232
PNC Financial Services Group, Inc. 2.854% 2022[3]		5,850	5,853
Rede D’Or Finance SARL 4.50% 2030[4]		1,572	1,330
Santander Holdings USA, Inc. 3.50% 2024		8,325	8,186
Santander Holdings USA, Inc. 2.49% 2028[3]		3,625	3,202
Sumitomo Mitsui Banking Corp. 2.174% 2027		1,100	996
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[3]		1,530	1,155
Synchrony Financial 4.375% 2024		3,640	3,620
Toronto-Dominion Bank 1.95% 2027		1,060	960
Toronto-Dominion Bank 2.00% 2031		3,510	2,854
Toronto-Dominion Bank 2.45% 2032		4,145	3,467
Toronto-Dominion Bank 4.456% 2032		4,181	4,138
Travelers Companies, Inc. 2.55% 2050		768	535
UBS Group AG 1.494% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[3,4]		4,000	3,503
UniCredit SpA 4.625% 2027[4]		1,395	1,339
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[3,4]		16,130	14,212
Vigorous Champion International, Ltd. 4.25% 2029		462	429
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[3]		20,480	19,520
Wells Fargo & Company 3.908% 2026 (USD-SOFR + 1.32% on 4/25/2025)[3]		3,524	3,470
Wells Fargo & Company 3.526% 2028 (USD-SOFR + 1.51% on 3/24/2027)[3]		9,236	8,756
Wells Fargo & Company 3.35% 2033 (USD-SOFR + 1.50% on 3/2/2032)[3]		7,665	6,809
Wells Fargo & Company 4.611% 2053 (USD-SOFR + 2.13% on 4/25/2052)[3]		3,153	2,923
Willis North America, Inc. 4.65% 2027		1,290	1,270
			1,010,284

Utilities 4.28%
AEP Texas, Inc. 3.45% 2051		1,475	1,135
Alabama Power Co. 3.00% 2052		3,880	2,854
Alfa Desarrollo SpA 4.55% 2051[4]		1,002	722
Ameren Corp. 4.50% 2049		2,875	2,777
Baltimore Gas & Electric 4.55% 2052		525	510
Berkshire Hathaway Energy Company 4.50% 2045		5,895	5,471
Comisión Federal de Electricidad 4.688% 2029[4]		3,655	3,281
Comisión Federal de Electricidad 3.875% 2033[4]		1,340	1,016
Connecticut Light and Power Co. 2.05% 2031		1,775	1,502
Consumers Energy Co. 4.05% 2048		1,413	1,289
Consumers Energy Co. 3.10% 2050		4,123	3,176
Consumers Energy Co. 3.75% 2050		5,625	4,915
Consumers Energy Co. 3.50% 2051		235	196
Duke Energy Corp. 3.75% 2024		3,826	3,825
Duke Energy Florida, LLC 3.40% 2046		5,669	4,476
Duke Energy Florida, LLC 3.00% 2051		711	532
Duke Energy Progress, LLC 3.70% 2028		3,750	3,635
Duke Energy Progress, LLC 2.00% 2031		1,775	1,472
Duke Energy Progress, LLC 2.50% 2050		644	441
Edison International 3.125% 2022		2,900	2,896
Edison International 3.55% 2024		6,850	6,689
Edison International 4.95% 2025		175	176
Edison International 5.75% 2027		3,181	3,231
Edison International 4.125% 2028		3,644	3,401

160	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[3]	EUR	2,800	$2,077
Emera US Finance LP 0.833% 2024	USD	600	561
Emera US Finance LP 2.639% 2031		4,400	3,660
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[3]		1,425	1,380
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[3,4]		1,000	1,028
ENN Clean Energy International Investment, Ltd. 3.375% 2026[4]		1,310	1,191
Entergy Louisiana, LLC 4.20% 2048		6,325	5,818
Eversource Energy 3.80% 2023		5,000	5,013
FirstEnergy Corp. 1.60% 2026		20,066	17,548
FirstEnergy Corp. 3.50% 2028[4]		2,400	2,260
FirstEnergy Corp. 4.10% 2028[4]		425	415
FirstEnergy Corp. 2.25% 2030		13,707	10,880
FirstEnergy Corp. 2.65% 2030		12,524	10,351
FirstEnergy Corp., Series B, 4.40% 2027[3]		12,178	11,509
FirstEnergy Transmission, LLC 2.866% 2028[4]		4,000	3,387
Florida Power & Light Company 2.45% 2032		6,025	5,257
Florida Power & Light Company 2.875% 2051		9,334	6,961
Georgia Power Co. 3.70% 2050		275	219
Interchile SA 4.50% 2056[4]		465	383
Israel Electric Corp., Ltd. 4.25% 2028[4]		10,190	9,821
Israel Electric Corp., Ltd. 3.75% 2032[4]		340	305
Jersey Central Power & Light Co. 2.75% 2032[4]		525	447
Mississippi Power Co. 4.25% 2042		5,020	4,387
Monongahela Power Co. 3.55% 2027[4]		1,700	1,619
NextEra Energy Capital Holdings, Inc. 1.875% 2027		3,000	2,708
NextEra Energy Capital Holdings, Inc. 2.44% 2032		2,765	2,305
NiSource Finance Corp. 5.00% 2052		2,150	2,105
Northern States Power Co. 3.20% 2052		298	235
Northern States Power Co. 4.50% 2052		3,065	3,028
Pacific Gas and Electric Co. 1.367% 2023		11,550	11,377
Pacific Gas and Electric Co. 3.25% 2023		5,615	5,537
Pacific Gas and Electric Co. 3.40% 2024		2,000	1,924
Pacific Gas and Electric Co. 2.95% 2026		10,850	9,872
Pacific Gas and Electric Co. 3.15% 2026		27,543	25,256
Pacific Gas and Electric Co. 3.30% 2027		12,289	10,741
Pacific Gas and Electric Co. 3.30% 2027		5,850	5,246
Pacific Gas and Electric Co. 3.75% 2028		13,075	11,555
Pacific Gas and Electric Co. 4.65% 2028		7,900	7,326
Pacific Gas and Electric Co. 4.55% 2030		35,299	31,399
Pacific Gas and Electric Co. 2.50% 2031		19,695	15,083
Pacific Gas and Electric Co. 3.25% 2031		1,300	1,051
Pacific Gas and Electric Co. 3.30% 2040		8,898	6,148
Pacific Gas and Electric Co. 3.75% 2042		9,466	6,423
Pacific Gas and Electric Co. 4.75% 2044		336	258
Pacific Gas and Electric Co. 3.50% 2050		6,836	4,579
Public Service Electric and Gas Co. 3.20% 2029		6,000	5,721
Public Service Electric and Gas Co. 1.90% 2031		775	645
Public Service Electric and Gas Co. 3.10% 2032		7,500	6,898
Puget Energy, Inc. 3.65% 2025		300	294
Southern California Edison Co. 2.85% 2029		8,200	7,273
Southern California Edison Co. 4.20% 2029		11,000	10,595
Southern California Edison Co. 2.50% 2031		5,149	4,329
Southern California Edison Co. 5.35% 2035		6,450	6,444
Southern California Edison Co. 5.75% 2035		4,549	4,710
Southern California Edison Co. 5.625% 2036		7,051	7,125
Southern California Edison Co. 5.55% 2037		3,844	3,872
Southern California Edison Co. 5.95% 2038		5,121	5,312
Southern California Edison Co. 4.00% 2047		9,402	7,645
Southern California Edison Co. 4.125% 2048		8,048	6,637

American Funds Insurance Series	161

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 4.875% 2049	USD	916	$832
Southern California Edison Co. 3.65% 2050		5,353	4,102
Southern California Edison Co. 3.65% 2051		6,978	5,428
Southern California Edison Co., Series C, 3.60% 2045		2,717	2,060
Southwestern Electric Power Co. 1.65% 2026		3,550	3,237
Southwestern Electric Power Co. 3.25% 2051		2,270	1,685
Union Electric Co. 2.15% 2032		3,175	2,641
Virginia Electric and Power Co. 2.30% 2031		2,425	2,053
Virginia Electric and Power Co. 2.40% 2032		5,795	4,958
WEC Energy Group, Inc. 2.20% 2028		1,575	1,379
Wisconsin Electric Power Co. 2.85% 2051		375	273
Wisconsin Power and Light Co. 1.95% 2031		525	437
Wisconsin Power and Light Co. 3.65% 2050		1,075	884
Xcel Energy, Inc. 3.30% 2025		5,650	5,551
Xcel Energy, Inc. 1.75% 2027		5,660	5,061
Xcel Energy, Inc. 2.60% 2029		2,925	2,553
Xcel Energy, Inc. 2.35% 2031		8,500	7,026
Xcel Energy, Inc. 4.60% 2032		11,675	11,590
			469,501

Consumer discretionary 4.04%
Allied Universal Holdco, LLC 4.625% 2028[4]		335	277
Amazon.com, Inc. 3.30% 2027		1,760	1,728
Amazon.com, Inc. 1.65% 2028		3,860	3,424
Amazon.com, Inc. 3.45% 2029		1,305	1,270
Amazon.com, Inc. 3.60% 2032		6,830	6,584
Amazon.com, Inc. 2.875% 2041		650	521
Amazon.com, Inc. 3.10% 2051		9,380	7,400
Amazon.com, Inc. 3.95% 2052		1,635	1,513
Amazon.com, Inc. 3.25% 2061		4,100	3,128
Amazon.com, Inc. 4.10% 2062		470	426
Atlas LuxCo 4 SARL 4.625% 2028[4]		255	207
Bayerische Motoren Werke AG 1.25% 2026[4]		100	90
Bayerische Motoren Werke AG 3.45% 2027[4]		1,075	1,049
Bayerische Motoren Werke AG 1.95% 2031[4]		620	507
Bayerische Motoren Werke AG 3.70% 2032[4]		1,350	1,275
Daimler Trucks Finance North America, LLC 1.125% 2023[4]		3,015	2,896
Daimler Trucks Finance North America, LLC 1.625% 2024[4]		4,950	4,658
Daimler Trucks Finance North America, LLC 3.50% 2025[4]		1,750	1,716
Daimler Trucks Finance North America, LLC 3.65% 2027[4]		4,140	3,969
Daimler Trucks Finance North America, LLC 2.375% 2028[4]		3,975	3,425
Daimler Trucks Finance North America, LLC 2.50% 2031[4]		9,625	7,853
DaimlerChrysler North America Holding Corp. 1.75% 2023[4]		8,000	7,907
DaimlerChrysler North America Holding Corp. 3.35% 2023[4]		2,000	2,003
Ford Motor Credit Company, LLC 5.125% 2025		3,870	3,704
Ford Motor Credit Company, LLC 3.815% 2027		3,790	3,229
Ford Motor Credit Company, LLC 4.125% 2027		39,080	34,523
Ford Motor Credit Company, LLC 4.271% 2027		18,542	16,667
Ford Motor Credit Company, LLC 5.113% 2029		4,205	3,779
General Motors Company 4.35% 2025		11,358	11,229
General Motors Company 6.125% 2025		28,743	29,756
General Motors Company 4.20% 2027		1,030	978
General Motors Company 5.40% 2048		7,200	6,278
General Motors Financial Co. 3.55% 2022		3,703	3,703
General Motors Financial Co. 3.25% 2023		964	963
General Motors Financial Co. 1.05% 2024		4,200	3,984
General Motors Financial Co. 3.50% 2024		9,945	9,727
General Motors Financial Co. 2.75% 2025		3,634	3,415
General Motors Financial Co. 2.90% 2025		1,032	986
General Motors Financial Co. 3.80% 2025		3,153	3,078

162	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Financial Co. 1.50% 2026	USD	5,050	$4,415
General Motors Financial Co. 2.35% 2027		4,070	3,588
General Motors Financial Co. 2.70% 2027		2,406	2,119
General Motors Financial Co. 2.40% 2028		13,909	11,769
General Motors Financial Co. 2.40% 2028		464	386
General Motors Financial Co. 3.60% 2030		465	402
General Motors Financial Co. 2.35% 2031		6,075	4,716
General Motors Financial Co. 2.70% 2031		6,075	4,793
Grand Canyon University 4.125% 2024		4,190	4,006
Home Depot, Inc. 2.95% 2029		6,081	5,681
Home Depot, Inc. 4.50% 2048		1,915	1,871
Hyundai Capital America 2.85% 2022[4]		4,118	4,108
Hyundai Capital America 3.25% 2022[4]		1,521	1,521
Hyundai Capital America 1.25% 2023[4]		3,150	3,054
Hyundai Capital America 2.375% 2023[4]		9,977	9,852
Hyundai Capital America 0.875% 2024[4]		2,780	2,601
Hyundai Capital America 1.00% 2024[4]		2,750	2,555
Hyundai Capital America 3.40% 2024[4]		8,180	8,030
Hyundai Capital America 1.80% 2025[4]		12,714	11,642
Hyundai Capital America 2.65% 2025[4]		13,054	12,464
Hyundai Capital America 1.30% 2026[4]		6,000	5,332
Hyundai Capital America 1.50% 2026[4]		8,310	7,365
Hyundai Capital America 1.65% 2026[4]		7,275	6,421
Hyundai Capital America 2.375% 2027[4]		6,264	5,516
Hyundai Capital America 3.00% 2027[4]		10,408	9,583
Hyundai Capital America 1.80% 2028[4]		6,000	5,070
Hyundai Capital America 2.00% 2028[4]		5,900	4,966
Hyundai Capital America 2.10% 2028[4]		4,010	3,384
Hyundai Capital Services, Inc. 1.25% 2026[4]		3,695	3,328
KIA Corp. 2.375% 2025[4]		1,580	1,513
Limited Brands, Inc. 6.875% 2035		740	603
Marriott International, Inc. 5.75% 2025		330	343
Marriott International, Inc. 3.125% 2026		410	392
Marriott International, Inc. 2.75% 2033		2,226	1,753
McDonald’s Corp. 2.125% 2030		2,482	2,124
McDonald’s Corp. 4.45% 2047		3,535	3,284
McDonald’s Corp. 3.625% 2049		2,938	2,433
Meituan Dianping 3.05% 2030[4]		3,200	2,385
Nissan Motor Co., Ltd. 2.60% 2022[4]		1,415	1,408
Nissan Motor Co., Ltd. 3.043% 2023[4]		240	236
Nissan Motor Co., Ltd. 3.522% 2025[4]		800	758
Nissan Motor Co., Ltd. 2.00% 2026[4]		12,000	10,396
Nissan Motor Co., Ltd. 4.345% 2027[4]		1,790	1,645
Nissan Motor Co., Ltd. 2.75% 2028[4]		11,200	9,374
Nissan Motor Co., Ltd. 4.81% 2030[4]		17,533	15,593
Sands China, Ltd. 2.55% 2027[3,4]		2,368	1,728
Starbucks Corp. 3.75% 2047		3,785	3,077
Stellantis Finance US, Inc. 1.711% 2027[4]		3,500	3,046
Stellantis Finance US, Inc. 2.691% 2031[4]		4,280	3,393
Toyota Motor Credit Corp. 3.375% 2030		4,954	4,665
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[4]		425	368
Volkswagen Group of America Finance, LLC 4.25% 2023[4]		15,000	15,009
Volkswagen Group of America Finance, LLC 2.85% 2024[4]		1,087	1,060
Volkswagen Group of America Finance, LLC 3.35% 2025[4]		2,636	2,550
Volkswagen Group of America Finance, LLC 4.35% 2027[4]		2,550	2,502
Wyndham Destinations, Inc. 6.625% 2026[4]		675	641
Wynn Resorts Finance, LLC 5.125% 2029[4]		410	323
			442,965

American Funds Insurance Series	163

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy 3.52%
Antero Resources Corp. 5.375% 2030[4]	USD	280	$256
Apache Corp. 4.625% 2025		645	643
Apache Corp. 4.25% 2030		2,465	2,189
Apache Corp. 5.35% 2049		800	634
Baker Hughes Co. 2.061% 2026		1,136	1,043
Canadian Natural Resources, Ltd. 2.05% 2025		754	706
Canadian Natural Resources, Ltd. 3.85% 2027		1,151	1,104
Cenovus Energy, Inc. 5.375% 2025		2,763	2,847
Cenovus Energy, Inc. 4.25% 2027		18,067	17,725
Cenovus Energy, Inc. 2.65% 2032		2,969	2,459
Cenovus Energy, Inc. 5.25% 2037		770	753
Cenovus Energy, Inc. 5.40% 2047		15,180	14,617
Cheniere Energy Partners LP 3.25% 2032[4]		937	740
Cheniere Energy, Inc. 7.00% 2024		410	425
Chevron Corp. 2.355% 2022		4,800	4,793
Chevron Corp. 2.954% 2026		3,365	3,285
Chevron Corp. 3.078% 2050		692	552
Columbia Pipeline Partners LP 5.80% 2045		1,410	1,454
Devon Energy Corp. 4.50% 2030		5,197	4,914
Diamondback Energy, Inc. 4.40% 2051		2,016	1,721
Diamondback Energy, Inc. 4.25% 2052		3,135	2,607
DT Midstream, Inc. 4.125% 2029[4]		555	472
Ecopetrol SA 5.875% 2045		452	308
Enbridge, Inc. 4.00% 2023		1,500	1,506
Energy Transfer Operating LP 5.875% 2024		294	300
Energy Transfer Operating LP 2.90% 2025		4,402	4,188
Energy Transfer Operating LP 3.75% 2030		5,567	5,023
Energy Transfer Operating LP 5.00% 2050		14,895	12,698
Energy Transfer Partners LP 4.20% 2023		2,860	2,866
Energy Transfer Partners LP 4.50% 2024		4,915	4,921
Energy Transfer Partners LP 4.75% 2026		1,506	1,502
Energy Transfer Partners LP 4.95% 2028		4,559	4,497
Energy Transfer Partners LP 5.25% 2029		1,275	1,264
Energy Transfer Partners LP 5.30% 2047		8,984	7,797
Energy Transfer Partners LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[3]		7,850	5,894
Energy Transfer Partners LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[3]		500	370
Enterprise Products Operating, LLC 3.20% 2052		1,771	1,274
Enterprise Products Operating, LLC 3.30% 2053		2,358	1,719
EQT Corp. 7.50% 2030[3]		7,500	8,065
Equinor ASA 3.625% 2028		4,928	4,821
Equinor ASA 3.125% 2030		20,000	18,563
Equinor ASA 3.25% 2049		5,687	4,523
Exxon Mobil Corp. 3.043% 2026		4,625	4,544
Exxon Mobil Corp. 2.61% 2030		1,040	935
MPLX LP 4.00% 2028		4,665	4,436
MPLX LP 5.50% 2049		8,081	7,514
Odebrecht Drilling Norbe 1.00% PIK and 6.35% Cash 2026[4,6]		39	24
Odebrecht Drilling Norbe 0% perpetual bonds[4]		1,150	5
Oleoducto Central SA 4.00% 2027[4]		1,715	1,434
Oleoducto Central SA 4.00% 2027		350	293
ONEOK, Inc. 2.20% 2025		193	180
ONEOK, Inc. 4.55% 2028		1,610	1,558
ONEOK, Inc. 6.35% 2031		984	1,029
ONEOK, Inc. 5.20% 2048		9,363	8,321
ONEOK, Inc. 4.45% 2049		440	351
ONEOK, Inc. 7.15% 2051		3,275	3,482
Petróleos Mexicanos 3.50% 2023		1,500	1,479
Petróleos Mexicanos 6.875% 2025		5,000	4,687
Petróleos Mexicanos 6.875% 2026		43,810	39,562

164	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Petróleos Mexicanos 6.50% 2027	USD	31,829	$27,694
Petróleos Mexicanos 6.50% 2029		3,409	2,782
Petróleos Mexicanos 8.75% 2029[4]		7,215	6,545
Petróleos Mexicanos 6.70% 2032		18,259	13,961
Petróleos Mexicanos 7.69% 2050		285	191
Qatar Petroleum 2.25% 2031[4]		22,020	18,846
Qatar Petroleum 3.125% 2041[4]		7,310	5,751
Qatar Petroleum 3.30% 2051[4]		2,185	1,693
SA Global Sukuk, Ltd. 1.602% 2026[4]		7,645	6,982
Sabine Pass Liquefaction, LLC 5.625% 2023[3]		1,000	1,010
Sabine Pass Liquefaction, LLC 5.75% 2024		8,000	8,166
Sabine Pass Liquefaction, LLC 5.625% 2025		10,000	10,211
Sabine Pass Liquefaction, LLC 5.875% 2026		15,700	16,249
Shell International Finance BV 3.875% 2028		9,410	9,293
Shell International Finance BV 2.75% 2030		1,186	1,071
Southwestern Energy Co. 5.95% 2025[3]		495	490
Sunoco Logistics Operating Partners LP 5.40% 2047		5,396	4,745
Total Capital Canada, Ltd. 2.75% 2023		2,140	2,125
Total Capital International 3.455% 2029		885	843
TransCanada PipeLines, Ltd. 4.10% 2030		1,578	1,509
Western Midstream Operating, LP 3.60% 2025 (3.35% on 8/1/2022)[3]		2,782	2,568
Western Midstream Operating, LP 4.55% 2030 (4.30% on 8/1/2022)[3]		2,202	1,911
Western Midstream Operating, LP 5.75% 2050 (5.50% on 8/1/2022)[3]		3,079	2,482
Williams Partners LP 4.50% 2023		500	504
Williams Partners LP 4.30% 2024		595	598
			386,092

Health care 3.17%
AbbVie, Inc. 3.20% 2029		4,783	4,404
AbbVie, Inc. 4.25% 2049		8	7
Amgen, Inc. 2.45% 2030		5,131	4,479
Amgen, Inc. 3.35% 2032		493	452
Amgen, Inc. 4.40% 2062		196	171
Anthem, Inc. 2.375% 2025		1,534	1,479
Anthem, Inc. 4.10% 2032		8,711	8,486
Anthem, Inc. 4.55% 2052		1,721	1,623
AstraZeneca Finance, LLC 1.75% 2028		1,429	1,262
AstraZeneca Finance, LLC 2.25% 2031		2,087	1,819
AstraZeneca PLC 4.00% 2029		5,920	5,901
Bausch Health Companies, Inc. 4.875% 2028[4]		830	651
Baxter International, Inc. 2.539% 2032		3,906	3,301
Bayer US Finance II, LLC 4.25% 2025[4]		17,570	17,370
Centene Corp. 4.25% 2027		14,860	13,917
Centene Corp. 2.45% 2028		12,410	10,384
Centene Corp. 4.625% 2029		14,945	13,980
Centene Corp. 3.375% 2030		15,718	13,375
Centene Corp. 2.50% 2031		8,550	6,813
Centene Corp. 2.625% 2031		2,510	2,002
Danaher Corp. 2.80% 2051		1,090	787
Eli Lilly and Company 3.375% 2029		1,255	1,229
Gilead Sciences, Inc. 1.65% 2030		1,570	1,287
HCA, Inc. 3.125% 2027[4]		755	687
HCA, Inc. 3.375% 2029[4]		1,770	1,558
HCA, Inc. 3.625% 2032[4]		5,729	4,840
HCA, Inc. 4.625% 2052[4]		390	313
Laboratory Corporation of America Holdings 1.55% 2026		1,058	951
Laboratory Corporation of America Holdings 4.70% 2045		4,160	3,703
Merck & Co., Inc. 1.70% 2027		3,093	2,812
Merck & Co., Inc. 2.15% 2031		5,845	5,033
Merck & Co., Inc. 2.75% 2051		808	598

American Funds Insurance Series	165

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Regeneron Pharmaceuticals, Inc. 1.75% 2030	USD	1,918	$1,540
Roche Holdings, Inc. 1.93% 2028[4]		7,845	6,941
Roche Holdings, Inc. 2.076% 2031[4]		14,737	12,579
Roche Holdings, Inc. 2.607% 2051[4]		645	469
Shire PLC 3.20% 2026		14,406	13,847
Teva Pharmaceutical Finance Co. BV 7.125% 2025		45,000	43,984
Teva Pharmaceutical Finance Co. BV 3.15% 2026		68,853	56,684
Teva Pharmaceutical Finance Co. BV 6.75% 2028		26,824	25,053
Teva Pharmaceutical Finance Co. BV 4.10% 2046		46,666	29,209
UnitedHealth Group, Inc. 3.35% 2022		4,385	4,385
UnitedHealth Group, Inc. 3.75% 2025		5,410	5,410
UnitedHealth Group, Inc. 3.70% 2027		1,184	1,181
UnitedHealth Group, Inc. 4.00% 2029		2,231	2,211
UnitedHealth Group, Inc. 2.00% 2030		855	733
UnitedHealth Group, Inc. 4.20% 2032		3,169	3,169
UnitedHealth Group, Inc. 3.05% 2041		1,300	1,050
UnitedHealth Group, Inc. 4.25% 2048		960	897
UnitedHealth Group, Inc. 3.25% 2051		927	729
UnitedHealth Group, Inc. 4.75% 2052		1,400	1,402
UnitedHealth Group, Inc. 4.95% 2062		550	559
			347,706

Communication services 3.16%
AT&T, Inc. 1.70% 2026		19,000	17,392
AT&T, Inc. 1.65% 2028		4,700	4,070
AT&T, Inc. 4.30% 2030		15,940	15,569
AT&T, Inc. 2.55% 2033		15,003	12,188
AT&T, Inc. 3.50% 2053		19,935	15,144
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 2027[4]		4,800	4,546
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.25% 2029		1,351	1,111
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 2031		5,642	4,524
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2032[4]		1,265	1,039
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 2033		2,642	2,362
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2034[4]		3,875	3,007
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.75% 2048		5,000	4,492
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 2053		1,240	1,050
CenturyLink, Inc. 4.00% 2027[4]		17,946	15,226
Comcast Corp. 3.15% 2028		7,200	6,870
Comcast Corp. 2.65% 2030		7,500	6,718
Comcast Corp. 4.00% 2048		5,000	4,357
Magallanes, Inc. 3.428% 2024[4]		6,552	6,429
Magallanes, Inc. 3.638% 2025[4]		3,056	2,964
Magallanes, Inc. 3.755% 2027[4]		9,501	8,920
Magallanes, Inc. 4.054% 2029[4]		1,316	1,206
Magallanes, Inc. 4.279% 2032[4]		4,932	4,413
Magallanes, Inc. 5.05% 2042[4]		3,147	2,682
Magallanes, Inc. 5.141% 2052[4]		11,141	9,366
Magallanes, Inc. 5.391% 2062[4]		2,802	2,348
Netflix, Inc. 4.875% 2028		20,119	18,976
Netflix, Inc. 5.875% 2028		25,021	24,526
Netflix, Inc. 5.375% 2029[4]		12,400	11,740
Netflix, Inc. 6.375% 2029		2,930	2,965
Netflix, Inc. 4.875% 2030[4]		13,375	12,266
News Corp. 5.125% 2032[4]		1,300	1,154
SBA Tower Trust 1.631% 2026[4]		6,741	6,038
Sirius XM Radio, Inc. 4.00% 2028[4]		675	586
Sprint Corp. 7.625% 2025		6,665	6,960
Tencent Holdings, Ltd. 2.39% 2030[4]		10,000	8,379
T-Mobile US, Inc. 3.50% 2025		3,275	3,207
T-Mobile US, Inc. 2.25% 2026		2,388	2,153

166	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
T-Mobile US, Inc. 2.625% 2026	USD	9,691	$8,813
T-Mobile US, Inc. 3.75% 2027		5,000	4,819
T-Mobile US, Inc. 2.40% 2029		1,224	1,059
T-Mobile US, Inc. 2.625% 2029		3,117	2,632
T-Mobile US, Inc. 3.875% 2030		4,500	4,204
T-Mobile US, Inc. 2.875% 2031		7,913	6,584
T-Mobile US, Inc. 3.50% 2031		9,629	8,334
T-Mobile US, Inc. 3.00% 2041		2,100	1,569
T-Mobile US, Inc. 3.40% 2052		12,280	9,096
Verizon Communications, Inc. 4.329% 2028		1,539	1,532
Verizon Communications, Inc. 1.75% 2031		10,090	8,114
Verizon Communications, Inc. 2.55% 2031		8,375	7,168
Verizon Communications, Inc. 2.355% 2032		4,743	3,937
Verizon Communications, Inc. 3.40% 2041		2,050	1,673
Verizon Communications, Inc. 2.875% 2050		3,000	2,133
Verizon Communications, Inc. 3.55% 2051		1,975	1,587
Verizon Communications, Inc. 3.875% 2052		3,155	2,651
Vodafone Group PLC 4.375% 2028		10,000	9,963
Vodafone Group PLC 4.25% 2050		3,050	2,555
ZipRecruiter, Inc. 5.00% 2030[4]		1,500	1,262
			346,628

Industrials 2.89%
ADT Security Corp. 4.125% 2029[4]		510	415
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.75% 2026		2,841	2,486
Aeropuerto International de Tocume SA 4.00% 2041[4]		730	593
Aeropuerto International de Tocume SA 5.125% 2061[4]		565	449
Air Lease Corp. 0.80% 2024		3,175	2,910
Air Lease Corp. 2.875% 2026		11,453	10,531
Air Lease Corp. 2.20% 2027		3,060	2,669
Air Lease Corp. 2.10% 2028		2,450	1,967
Avolon Holdings Funding, Ltd. 3.95% 2024[4]		12,514	11,991
Avolon Holdings Funding, Ltd. 2.125% 2026[4]		8,333	7,214
Avolon Holdings Funding, Ltd. 4.25% 2026[4]		3,302	3,062
Avolon Holdings Funding, Ltd. 2.528% 2027[4]		2,142	1,748
Avolon Holdings Funding, Ltd. 3.25% 2027[4]		8,000	6,972
BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[3]		1,680	1,650
Boeing Company 4.508% 2023		11,358	11,389
Boeing Company 1.95% 2024		5,646	5,467
Boeing Company 2.80% 2024		500	490
Boeing Company 4.875% 2025		34,682	34,602
Boeing Company 2.196% 2026		16,571	14,962
Boeing Company 2.75% 2026		16,588	15,429
Boeing Company 3.10% 2026		649	605
Boeing Company 2.70% 2027		6,473	5,766
Boeing Company 5.04% 2027		15,716	15,537
Boeing Company 3.25% 2028		11,379	10,179
Boeing Company 3.25% 2028		1,925	1,716
Boeing Company 5.15% 2030		42,874	41,190
Boeing Company 3.625% 2031		1,602	1,384
Boeing Company 3.90% 2049		1,411	1,004
Boeing Company 5.805% 2050		4,122	3,793
Canadian Pacific Railway, Ltd. 1.75% 2026		1,982	1,795
Canadian Pacific Railway, Ltd. 2.45% 2031		3,131	2,682
Canadian Pacific Railway, Ltd. 3.00% 2041		1,677	1,315
Canadian Pacific Railway, Ltd. 3.10% 2051		3,111	2,297
Carrier Global Corp. 3.377% 2040		15,000	11,784
Dun & Bradstreet Corp. 5.00% 2029[4]		2,798	2,420
General Dynamics Corp. 3.625% 2030		675	655

American Funds Insurance Series	167

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
General Electric Capital Corp. 4.418% 2035	USD	5,977	$5,590
General Electric Capital Corp., Series A, 6.75% 2032		675	756
Lockheed Martin Corp. 1.85% 2030		1,080	923
Lockheed Martin Corp. 4.50% 2036		424	422
Mexico City Airport Trust 5.50% 2046		1,959	1,357
Mexico City Airport Trust 5.50% 2047		5,909	4,069
Mexico City Airport Trust 5.50% 2047[4]		1,132	780
MISC Capital Two (Labuan), Ltd. 3.75% 2027[4]		2,690	2,529
Norfolk Southern Corp. 4.55% 2053		1,188	1,126
Northrop Grumman Corp. 3.25% 2028		10,845	10,318
Raytheon Technologies Corp. 1.90% 2031		3,087	2,533
Raytheon Technologies Corp. 2.375% 2032		1,321	1,119
Raytheon Technologies Corp. 2.82% 2051		665	477
Raytheon Technologies Corp. 3.03% 2052		1,190	889
Republic Services, Inc. 2.375% 2033		1,635	1,338
Summit Digitel Infrastructure Private, Ltd. 2.875% 2031[4]		2,550	1,973
Triton Container International, Ltd. 1.15% 2024[4]		1,609	1,507
Triton Container International, Ltd. 3.15% 2031[4]		2,482	2,009
Union Pacific Corp. 2.15% 2027		2,213	2,052
Union Pacific Corp. 2.40% 2030		4,454	3,942
Union Pacific Corp. 2.375% 2031		5,554	4,805
Union Pacific Corp. 2.80% 2032		5,240	4,670
Union Pacific Corp. 3.375% 2042		530	442
Union Pacific Corp. 3.25% 2050		7,000	5,505
Union Pacific Corp. 2.95% 2052		1,405	1,037
United Rentals, Inc. 5.50% 2027		2,500	2,456
United Technologies Corp. 3.125% 2027		4,551	4,356
United Technologies Corp. 4.125% 2028		4,974	4,914
Waste Management, Inc. 4.15% 2032		2,155	2,115
			317,127

Consumer staples 1.50%
7-Eleven, Inc. 1.80% 2031[4]		5,013	3,918
7-Eleven, Inc. 2.80% 2051[4]		5,000	3,269
Altria Group, Inc. 4.40% 2026		4,585	4,512
Altria Group, Inc. 4.50% 2043		1,585	1,194
Altria Group, Inc. 5.95% 2049		9,039	7,940
Anheuser-Busch InBev NV 4.75% 2029		7,500	7,638
Anheuser-Busch InBev NV 5.55% 2049		5,000	5,117
Anheuser-Busch InBev NV 4.50% 2050		1,355	1,220
British American Tobacco International Finance PLC 3.95% 2025[4]		16,879	16,570
British American Tobacco International Finance PLC 1.668% 2026		4,070	3,608
British American Tobacco PLC 3.557% 2027		10,991	10,064
British American Tobacco PLC 2.259% 2028		4,348	3,647
British American Tobacco PLC 4.448% 2028		3,065	2,905
British American Tobacco PLC 4.742% 2032		2,675	2,381
British American Tobacco PLC 4.39% 2037		1,500	1,192
British American Tobacco PLC 4.54% 2047		14,400	10,583
British American Tobacco PLC 4.758% 2049		22,045	16,661
British American Tobacco PLC 5.65% 2052		610	528
Conagra Brands, Inc. 5.30% 2038		436	412
Conagra Brands, Inc. 5.40% 2048		57	54
Constellation Brands, Inc. 3.50% 2027		7,500	7,207
Constellation Brands, Inc. 4.35% 2027		890	883
Constellation Brands, Inc. 2.875% 2030		620	540
Constellation Brands, Inc. 2.25% 2031		1,487	1,207
Constellation Brands, Inc. 4.75% 2032		2,284	2,273
Imperial Tobacco Finance PLC 3.50% 2023[4]		2,335	2,322
JBS Luxembourg SARL 2.50% 2027[4]		3,880	3,384
JBS Luxembourg SARL 3.625% 2032[4]		1,430	1,159

168	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
JBS USA Lux SA 3.00% 2029[4]	USD	2,709	$2,293
JBS USA Lux SA 5.50% 2030[4]		435	412
JBS USA Lux SA 3.00% 2032[4]		3,430	2,639
Kraft Heinz Company 4.875% 2049		1,270	1,124
Kraft Heinz Company 5.50% 2050		2,725	2,622
PepsiCo, Inc. 1.95% 2031		6,979	5,952
Philip Morris International, Inc. 4.125% 2043		4,117	3,331
Philip Morris International, Inc. 4.875% 2043		5,433	4,845
PT Indofood CBP Sukses Makmur Tbk 3.398% 2031		3,110	2,422
PT Indofood CBP Sukses Makmur Tbk 4.745% 2051		685	461
Reynolds American, Inc. 4.45% 2025		14,570	14,503
Reynolds American, Inc. 5.85% 2045		1,970	1,656
			164,648

Information technology 0.87%
Analog Devices, Inc. 1.70% 2028		1,962	1,721
Analog Devices, Inc. 2.80% 2041		521	409
Apple, Inc. 2.70% 2051		7,080	5,296
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875% 2027		7,027	6,768
Broadcom, Inc. 4.00% 2029[4]		2,940	2,727
Broadcom, Inc. 4.15% 2032[4]		2,270	2,052
Broadcom, Inc. 3.469% 2034[4]		32,636	26,605
Broadcom, Inc. 3.137% 2035[4]		1,164	885
Broadcom, Inc. 3.187% 2036[4]		4,803	3,658
Global Payments, Inc. 2.90% 2031		1,005	824
Oracle Corp. 1.65% 2026		8,417	7,554
Oracle Corp. 2.30% 2028		6,875	5,922
Oracle Corp. 2.875% 2031		7,393	6,098
Oracle Corp. 3.95% 2051		4,869	3,584
PayPal Holdings, Inc. 3.90% 2027		1,233	1,230
PayPal Holdings, Inc. 2.30% 2030		330	284
PayPal Holdings, Inc. 4.40% 2032		6,461	6,404
PayPal Holdings, Inc. 5.05% 2052		1,665	1,656
PayPal Holdings, Inc. 5.25% 2062		375	372
salesforce.com, inc. 1.95% 2031		3,775	3,210
salesforce.com, inc. 2.70% 2041		875	678
salesforce.com, inc. 2.90% 2051		5,140	3,893
salesforce.com, inc. 3.05% 2061		265	194
Square, Inc. 2.75% 2026[4]		1,975	1,757
Square, Inc. 3.50% 2031[4]		825	659
VeriSign, Inc. 2.70% 2031		1,494	1,204
			95,644

Real estate 0.76%
Alexandria Real Estate Equities, Inc. 4.50% 2029		70	68
American Campus Communities, Inc. 3.75% 2023		2,900	2,904
American Campus Communities, Inc. 3.875% 2031		620	610
American Tower Corp. 1.45% 2026		657	575
American Tower Corp. 3.65% 2027		5,390	5,123
American Tower Corp. 2.30% 2031		1,180	936
American Tower Corp. 2.70% 2031		1,100	906
American Tower Corp. 4.05% 2032		1,278	1,166
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 2031[4]		395	314
Corporate Office Properties LP 2.00% 2029		1,139	919
Corporate Office Properties LP 2.75% 2031		1,547	1,252
Corporate Office Properties LP 2.90% 2033		564	438
Crown Castle International Corp. 2.50% 2031		2,451	2,008
Equinix, Inc. 2.90% 2026		3,287	3,058
Equinix, Inc. 3.20% 2029		3,846	3,420
Equinix, Inc. 2.50% 2031		7,760	6,295

American Funds Insurance Series	169

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Equinix, Inc. 3.90% 2032	USD	1,155	$1,046
Equinix, Inc. 3.40% 2052		1,201	891
Extra Space Storage, Inc. 2.35% 2032		698	554
FibraSOMA 4.375% 2031[4]		1,475	1,054
Hospitality Properties Trust 4.50% 2025		855	677
Hospitality Properties Trust 3.95% 2028		1,710	1,173
Howard Hughes Corp. 4.375% 2031[4]		675	501
Invitation Homes Operating Partnership LP 2.30% 2028		767	646
Invitation Homes Operating Partnership LP 2.00% 2031		2,048	1,578
Invitation Homes Operating Partnership LP 2.70% 2034		660	509
Iron Mountain, Inc. 4.875% 2027[4]		1,605	1,455
Iron Mountain, Inc. 5.25% 2028[4]		3,500	3,149
Iron Mountain, Inc. 5.25% 2030[4]		675	588
Omega Healthcare Investors, Inc. 4.375% 2023		186	187
Piedmont Operating Partnership LP 4.45% 2024		1,000	1,004
Public Storage 1.95% 2028		993	859
Public Storage 2.30% 2031		3,195	2,688
Scentre Group 3.50% 2025[4]		4,565	4,437
Sun Communities Operating LP 2.30% 2028		1,026	879
Sun Communities Operating LP 2.70% 2031		3,877	3,129
VICI Properties LP 4.375% 2025		670	655
VICI Properties LP 4.75% 2028		6,844	6,545
VICI Properties LP 4.95% 2030		5,515	5,237
VICI Properties LP 5.125% 2032		11,766	11,112
VICI Properties LP 5.625% 2052		2,695	2,458
			83,003

Materials 0.16%
Air Products and Chemicals, Inc. 2.70% 2040		2,911	2,333
Ecolab, Inc. 1.65% 2027		835	764
Ecolab, Inc. 2.125% 2032		2,580	2,179
Ecolab, Inc. 2.70% 2051		335	239
Glencore Funding, LLC 2.625% 2031[4]		790	638
Glencore Funding, LLC 3.375% 2051[4]		370	253
International Flavors & Fragrances, Inc. 2.30% 2030[4]		3,536	2,909
LYB International Finance III, LLC 2.25% 2030		3,802	3,139
LYB International Finance III, LLC 3.625% 2051		2,617	1,938
Methanex Corp. 5.125% 2027		510	451
Nova Chemicals Corp. 4.25% 2029[4]		425	333
South32 Treasury (USA), Ltd. 4.35% 2032[4]		1,976	1,848
			17,024

Total corporate bonds, notes & loans			3,680,622

Mortgage-backed obligations 22.30%
Federal agency mortgage-backed obligations 19.52%
Fannie Mae Pool #976945 5.50% 2023[7]		3	3
Fannie Mae Pool #AB1068 4.50% 2025[7]		49	50
Fannie Mae Pool #256133 4.50% 2026[7]		47	47
Fannie Mae Pool #AR3058 3.00% 2028[7]		83	82
Fannie Mae Pool #AS8018 3.00% 2031[7]		49	48
Fannie Mae Pool #BM4741 3.00% 2032[7]		32	32
Fannie Mae Pool #924866 1.765% 2037[5,7]		430	428
Fannie Mae Pool #945680 6.00% 2037[7]		455	495
Fannie Mae Pool #913966 6.00% 2037[7]		35	38
Fannie Mae Pool #889982 5.50% 2038[7]		998	1,072
Fannie Mae Pool #988588 5.50% 2038[7]		190	204
Fannie Mae Pool #AB1297 5.00% 2040[7]		198	208
Fannie Mae Pool #MA4501 2.00% 2041[7]		10,409	9,309
Fannie Mae Pool #AI1862 5.00% 2041[7]		1,034	1,086
Fannie Mae Pool #AH8144 5.00% 2041[7]		820	856

170	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #AH9479 5.00% 2041[7]	USD	767	$803
Fannie Mae Pool #AI3510 5.00% 2041[7]		594	621
Fannie Mae Pool #AJ0704 5.00% 2041[7]		480	503
Fannie Mae Pool #AJ5391 5.00% 2041[7]		350	369
Fannie Mae Pool #MA4540 2.00% 2042[7]		2,734	2,445
Fannie Mae Pool #AZ3904 4.00% 2045[7]		42	42
Fannie Mae Pool #AL8522 3.50% 2046[7]		945	924
Fannie Mae Pool #BD1968 4.00% 2046[7]		1,284	1,290
Fannie Mae Pool #BE0592 4.00% 2046[7]		316	314
Fannie Mae Pool #BD5477 4.00% 2046[7]		180	180
Fannie Mae Pool #CA0770 3.50% 2047[7]		5,135	5,033
Fannie Mae Pool #CA0706 4.00% 2047[7]		99	100
Fannie Mae Pool #MA3058 4.00% 2047[7]		45	45
Fannie Mae Pool #BM4413 4.50% 2047[7]		3,155	3,217
Fannie Mae Pool #BF0293 3.00% 2048[7]		7,571	7,145
Fannie Mae Pool #FM4891 3.50% 2048[7]		22,390	21,904
Fannie Mae Pool #BF0318 3.50% 2048[7]		6,098	5,948
Fannie Mae Pool #CA1189 3.50% 2048[7]		1,457	1,425
Fannie Mae Pool #BJ5749 4.00% 2048[7]		18	18
Fannie Mae Pool #BM4676 4.00% 2048[7]		14	14
Fannie Mae Pool #CA3807 3.00% 2049[7]		1,460	1,374
Fannie Mae Pool #CA3806 3.00% 2049[7]		941	887
Fannie Mae Pool #FM0007 3.50% 2049[7]		17,115	16,640
Fannie Mae Pool #FM1954 3.50% 2049[7]		7,239	7,038
Fannie Mae Pool #FM1589 3.50% 2049[7]		4,704	4,573
Fannie Mae Pool #FM1262 4.00% 2049[7]		25,162	25,188
Fannie Mae Pool #FM5507 3.00% 2050[7]		18,969	17,967
Fannie Mae Pool #BF0145 3.50% 2057[7]		12,754	12,439
Fannie Mae Pool #BF0264 3.50% 2058[7]		9,600	9,363
Fannie Mae Pool #BF0332 3.00% 2059[7]		20,766	19,494
Fannie Mae Pool #BF0497 3.00% 2060[7]		18,133	17,096
Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[5,7]		—	—
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[7]		8	8
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[7]		19	22
Fannie Mae, Series 2002-W1, Class 2A, 5.017% 2042[5,7]		23	23
Freddie Mac Pool #ZS8507 3.00% 2028[7]		130	130
Freddie Mac Pool #ZK7590 3.00% 2029[7]		2,852	2,837
Freddie Mac Pool #A15120 5.50% 2033[7]		55	57
Freddie Mac Pool #QN1073 3.00% 2034[7]		51	50
Freddie Mac Pool #G05196 5.50% 2038[7]		54	59
Freddie Mac Pool #G05267 5.50% 2038[7]		41	44
Freddie Mac Pool #G06020 5.50% 2039[7]		79	85
Freddie Mac Pool #A93948 4.50% 2040[7]		169	175
Freddie Mac Pool #G05860 5.50% 2040[7]		283	305
Freddie Mac Pool #RB5138 2.00% 2041[7]		2,743	2,453
Freddie Mac Pool #G06868 4.50% 2041[7]		191	197
Freddie Mac Pool #G06841 5.50% 2041[7]		457	492
Freddie Mac Pool #RB5148 2.00% 2042[7]		5,687	5,044
Freddie Mac Pool #RB5145 2.00% 2042[7]		2,664	2,382
Freddie Mac Pool #Z40130 3.00% 2046[7]		22,230	21,271
Freddie Mac Pool #G61733 3.00% 2047[7]		5,538	5,246
Freddie Mac Pool #ZT2100 3.00% 2047[7]		116	110
Freddie Mac Pool #G08789 4.00% 2047[7]		682	687
Freddie Mac Pool #G67709 3.50% 2048[7]		14,463	14,159
Freddie Mac Pool #G61628 3.50% 2048[7]		355	348
Freddie Mac Pool #Q58494 4.00% 2048[7]		1,289	1,292
Freddie Mac Pool #QA4673 3.00% 2049[7]		31,780	29,899
Freddie Mac Pool #SD7508 3.50% 2049[7]		11,833	11,505
Freddie Mac Pool #RA1369 3.50% 2049[7]		2,174	2,113
Freddie Mac Pool #ZN4842 3.50% 2049[7]		760	739
Freddie Mac, Series 3061, Class PN, 5.50% 2035[7]		62	66

American Funds Insurance Series	171

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series 3318, Class JT, 5.50% 2037[7]	USD	145	$153
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[7]		134	116
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[7]		132	112
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[7]		9,092	9,010
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[7]		2,074	2,052
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 2032[7]		11,275	11,138
Government National Mortgage Assn. 2.00% 2052[7,8]		10,080	8,946
Government National Mortgage Assn. 2.00% 2052[7,8]		4,705	4,180
Government National Mortgage Assn. 3.00% 2052[7,8]		32,748	30,883
Government National Mortgage Assn. 3.50% 2052[7,8]		51,755	50,231
Government National Mortgage Assn. 4.00% 2052[7,8]		70,236	69,796
Government National Mortgage Assn. 4.00% 2052[7,8]		18,306	18,231
Government National Mortgage Assn. 4.50% 2052[7,8]		166,259	168,116
Government National Mortgage Assn. 5.00% 2052[7,8]		152,746	155,968
Government National Mortgage Assn. 5.00% 2052[7,8]		2,680	2,747
Government National Mortgage Assn. Pool #MA5817 4.00% 2049[7]		13,668	13,711
Government National Mortgage Assn. Pool #MA6221 4.50% 2049[7]		5,718	5,823
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[7]		40	42
Uniform Mortgage-Backed Security 1.50% 2037[7,8]		3,950	3,593
Uniform Mortgage-Backed Security 2.50% 2037[7,8]		7,545	7,207
Uniform Mortgage-Backed Security 3.00% 2037[7,8]		4,006	3,914
Uniform Mortgage-Backed Security 2.00% 2052[7,8]		34,799	30,177
Uniform Mortgage-Backed Security 2.50% 2052[7,8]		36,388	32,697
Uniform Mortgage-Backed Security 3.00% 2052[7,8]		76,300	71,007
Uniform Mortgage-Backed Security 3.00% 2052[7,8]		70,132	65,338
Uniform Mortgage-Backed Security 3.50% 2052[7,8]		33,659	32,341
Uniform Mortgage-Backed Security 4.00% 2052[7,8]		250,157	245,911
Uniform Mortgage-Backed Security 4.00% 2052[7,8]		12,042	11,858
Uniform Mortgage-Backed Security 4.50% 2052[7,8]		320,008	320,024
Uniform Mortgage-Backed Security 4.50% 2052[7,8]		192,067	192,435
Uniform Mortgage-Backed Security 5.00% 2052[7,8]		152,335	154,766
Uniform Mortgage-Backed Security 5.00% 2052[7,8]		116,315	118,426
			2,141,104

Commercial mortgage-backed securities 1.37%
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 2052[7]		100	97
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2052[7]		770	758
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 2061[7]		1,018	949
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2061[7]		130	126
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2061[7]		205	199
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 2061[5,7]		2,444	2,447
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[7]		295	259
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 2052[7]		2,541	2,532
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 2053[5,7]		781	789
Boca Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.767%) 2.27% 2039[4,5,7]		8,575	8,422
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 3.177% 2037[4,5,7]		3,822	3,753
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.11%) 2.865% 2027[4,5,7]		8,476	8,391
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 2.024% 2036[4,5,7]		14,727	14,226
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 2.072% 2036[4,5,7]		12,622	12,021
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 2.223% 2036[4,5,7]		5,292	4,985
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 2.274% 2036[4,5,7]		570	537

172	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 2.621% 2036[4,5,7]	USD	995	$933
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 2.97% 2036[4,5,7]		996	931
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 2.825% 2037[4,5,7]		5,828	5,684
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 1.994% 2038[4,5,7]		3,741	3,596
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 2.174% 2038[4,5,7]		9,979	9,620
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 2.194% 2038[4,5,7]		433	416
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 2.424% 2038[4,5,7]		293	279
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 2.574% 2038[4,5,7]		339	325
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 2.724% 2038[4,5,7]		740	701
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 2.825% 2038[4,5,7]		100	96
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 3.175% 2038[4,5,7]		151	144
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2049[7]		610	598
Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[4,5,7]		312	311
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 2047[7]		350	347
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.711% 2048[5,7]		204	193
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 2057[7]		1,137	1,105
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 2049[7]		200	193
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 2.405% 2038[4,5,7]		2,862	2,795
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 2.705% 2038[4,5,7]		653	635
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 3.025% 2038[4,5,7]		891	863
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 3.575% 2038[4,5,7]		682	660
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 2036[4,7]		304	292
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[4,7]		1,897	1,573
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 2050[7]		400	387
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2052[7]		100	98
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[7]		1,536	1,338
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2047[7]		3,280	3,268
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 2050[7]		640	625
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 2039[4,7]		7,867	7,258
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 2049[5,7]		2,040	1,980
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 3.058% 2039[4,5,7]		3,258	3,184
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 2.374% 2038[4,5,7]		4,555	4,394
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 2.125% 2026[4,5,7]		154	150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 2047[7]		5,446	5,389
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 2048[7]		410	399
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 2049[7]		245	240

American Funds Insurance Series	173

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 2048[7]	USD	730	$715
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class C, 4.761% 2049[5,7]		208	195
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[4,7]		4,065	3,459
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 1.901% 2036[4,5,7]		9,351	8,897
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 2.25% 2036[4,5,7]		1,000	948
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 2.055% 2038[4,5,7]		8,739	8,317
SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 2.404% 2038[4,5,7]		263	248
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 2.653% 2038[4,5,7]		141	133
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 2048[7]		2,413	2,352
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class C, 4.219% 2048[5,7]		220	209
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 2049[7]		2,550	2,506
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 2052[7]		1,019	939
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 2059[7]		250	244
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 2060[7]		205	200
			150,853

Collateralized mortgage-backed obligations (privately originated) 1.19%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[4,5,7]		3,260	3,026
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[4,7]		145	140
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 2056 (3.495% on 2/25/2026)[3,4,7]		6,315	6,000
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 3.224% 2029[4,5,7]		1,297	1,292
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[4,5,7]		1,001	924
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[4,5,7]		671	649
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 2061[4,7]		5,155	4,816
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[4,5,7]		583	576
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[4,5,7]		3,400	3,334
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[4,5,7]		1,983	1,948
CIM Trust, Series 2022-R2, Class A1, 3.75% 2061[4,5,7]		7,476	7,249
Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[4,5,7]		235	224
COLT Funding, LLC, Series 2021-5, Class A1, 1.726% 2066[4,5,7]		2,151	1,960
Connecticut Avenue Securities, Series 2022-R04, Class 1M1, (30-day Average USD-SOFR + 2.00%) 2.926% 2042[4,5,7]		1,505	1,477
Connecticut Avenue Securities, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 3.698% 2042[4,5,7]		369	368
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[4,7]		1,578	1,457
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[4,5,7]		1,726	1,627
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[4,7]		2,700	2,908
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[4,7]		2,299	2,478
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[4,5,7]		3,342	2,873
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 2051[4,5,7]		2,302	1,977
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 2051[4,5,7]		2,158	1,854
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 2051[4,5,7]		2,121	1,818
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 2051[4,5,7]		2,021	1,739
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 6.324% 2028[5,7]		1,744	1,798
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA5, Class M2, (30-day Average USD-SOFR + 1.65%) 2.576% 2034[4,5,7]		234	226
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 2.926% 2042[4,5,7]		2,420	2,383
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 3.126% 2042[4,5,7]		363	359

174	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 3.729% 2042[4,5,7]	USD	313	$314
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 3.474% 2050[4,5,7]		3,548	3,516
GCAT, Series 2021-NQM6, Class A1, 1.855% 2066[4,5,7]		3,823	3,492
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 2026[4,7]		5,446	4,871
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 2051[4,5,7]		914	788
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 2050[7]		240	230
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[4,5,7]		914	861
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2061 (7.00% on 4/25/2025)[3,4,7,9]		3,806	3,671
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 2067 (5.25% on 11/25/2024)[3,4,7]		2,825	2,645
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 2.474% 2055[4,5,7]		16,160	15,704
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 2060[4,5,7]		3,428	3,173
MRA Issuance Trust, Series 2020-10, Class A3, (1-month USD-LIBOR + 1.30%) 2.10% 2022[4,5,7]		8,555	8,448
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 2056[4,5,7]		3,760	3,224
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 2039[4,7]		1,132	1,070
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[4,5,7]		4,530	4,359
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[4,7]		11,719	10,815
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 2033[4,9,10]		1,680	1,490
Tricon Residential, Series 2021-SFR1, Class A, 1.943% 2038[4,7]		5,038	4,580
			130,731

Other mortgage-backed securities 0.22%
Nykredit Realkredit AS, Series CCE, 1.00% 2050[7]	DKK	78,145	8,664
Nykredit Realkredit AS, Series 01E, 1.00% 2053[7]		108,763	11,927
Realkredit Danmark AS 1.00% 2053[7]		29,536	3,239
			23,830

Total mortgage-backed obligations			2,446,518

Asset-backed obligations 4.43%
Aesop Funding, LLC, Series 2019-2A, Class A, 3.35% 2025[4,7]	USD	2,210	2,175
Aesop Funding, LLC, Series 2018-2A, Class A, 4.00% 2025[4,7]		2,755	2,756
Aesop Funding, LLC, Series 2020-1A, Class A, 2.33% 2026[4,7]		7,689	7,322
Aesop Funding, LLC, Series 2021-1A, Class A, 1.38% 2027[4,7]		3,445	3,087
Aesop Funding, LLC, Series 2021-1A, Class B, 1.63% 2027[4,7]		531	470
Aesop Funding, LLC, Series 2020-2, Class A, 2.02% 2027[4,7]		2,427	2,233
Aesop Funding, LLC, Series 2021-1A, Class C, 2.13% 2027[4,7]		193	170
Aesop Funding, LLC, Series 2020-2A, Class B, 2.96% 2027[4,7]		623	586
Aesop Funding, LLC, Series 2020-2A, Class C, 4.25% 2027[4,7]		1,279	1,229
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 2026[4,7]		701	665
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 2026[4,7]		989	963
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2027[4,7]		1,426	1,402
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 2.438% 2031[4,5,7]		8,585	8,553
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 2026[4,7]		2,387	2,364
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 2026[4,7]		2,500	2,422
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 2027[4,7]		1,465	1,432
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 2027[4,7]		806	765
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 2036[4,7]		1,147	1,140
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 2052[4,7]		2,811	2,767
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 2052[4,7]		396	392
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 2027[7]		997	941
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 2027[7]		1,109	1,029
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 2027[7]		2,613	2,404

American Funds Insurance Series	175

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 2.478% 2030[4,5,7]	USD	575	$566
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[4,7]		231	219
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 2034[4,7]		269	240
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 2046[4,7]		4,201	3,601
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 2046[4,7]		497	401
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[7]		400	397
CarMaxAuto Owner Trust, Series 2021-1, Class C, 0.94% 2026[7]		210	194
CarMaxAuto Owner Trust, Series 2021-1, Class D, 1.28% 2027[7]		206	188
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 2028[7]		538	514
Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80% 2028[7]		884	832
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 2037[4,7]		16,378	14,503
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 2037[4,7]		6,342	5,720
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 2037[4,7]		685	586
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[4,7]		910	818
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 2060[4,7]		18,930	17,179
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 2060[4,7]		1,982	1,698
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 2060[4,7]		3,441	3,093
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 2060[4,7]		373	318
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 2061[4,7]		6,134	5,417
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 2061[4,7]		1,943	1,681
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 2045[4,7]		2,479	2,226
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 2045[4,7]		5,171	4,672
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2046[4,7]		464	411
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[4,7]		918	917
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[4,7]		1,539	1,541
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 2026[4,7]		694	679
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 2026[4,7]		590	564
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 2026[4,7]		2,591	2,563
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 2028[4,7]		2,111	2,094
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 2028[4,7]		2,797	2,775
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[4,7]		3,549	3,537
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 2025[7]		2,524	2,513
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[7]		1,547	1,548
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[7]		328	328
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[7]		4,020	3,994
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 2027[7]		5,369	5,233
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 2029[7]		4,053	3,798
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[4,7]		128	128
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[4,7]		1,915	1,902
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[4,7]		29	29
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2025[4,7]		4,250	4,242
Drivetime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 2026[4,7]		825	787
Drivetime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 2026[4,7]		449	417
Drivetime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 2026[4,7]		817	795
Drivetime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 2027[4,7]		1,179	1,144
Drivetime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2027[4,7]		1,231	1,169
Drivetime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2027[4,7]		832	774
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 2045[4,7]		463	412
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[4,7]		170	169
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 2025[7]		1,663	1,638
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 2025[7]		780	773
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[4,7]		900	888
Exeter Automobile Receivables Trust, Series 2022-2A, Class A3, 2.80% 2025[7]		1,162	1,148
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[4,7]		5,000	4,969
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[4,7]		5,194	5,192
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 2026[7]		1,807	1,739
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 2026[7]		1,012	984
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 2026[7]		3,047	2,999

176	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 2027[7]	USD	2,612	$2,436
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 2028[7]		1,201	1,143
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[4,7]		18,033	16,623
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 2038[4,7]		1,393	1,272
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 2039[4,7]		1,743	1,716
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[4,7]		17,675	17,625
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[4,7]		30,070	29,605
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 2045[4,7]		2,312	2,138
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 2046[4,7]		1,517	1,345
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 2046[4,7]		169	148
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[4,7]		3,084	2,824
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[4,7]		10,425	9,296
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 2041[4,7]		2,913	2,602
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 2041[4,7]		228	201
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 2024[7]		301	298
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 2024[7]		425	422
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 2023[4,7,9,10]		8,590	8,337
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[4,7]		12,703	11,895
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[4,7]		1,171	1,083
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 2025[4,7]		810	747
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[4,7]		17,770	15,703
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[4,7]		1,264	1,119
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[4,7]		859	753
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 2026[4,7]		1,324	1,282
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 2026[4,7]		304	286
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 2.098% 2030[4,5,7]		900	887
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 2.194% 2029[4,5,7]		660	652
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 2026[4,7]		1,242	1,197
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 2026[4,7]		230	222
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 2069[4,7]		2,721	2,443
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[4,7]		4,424	4,080
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[4,7]		958	848
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 2046[4,7]		4,565	4,074
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[4,7]		358	329
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[4,7]		6,020	5,574
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[4,7]		13,741	12,749
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 2.335% 2062[4,5,7]		4,597	4,489
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[4,7]		50,765	44,373
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 2.154% 2030[4,5,7]		275	271
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 2028[4,7]		240	225
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 2.524% 2028[4,5,7]		1,355	1,345
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.963% 2029[4,5,7]		292	289
PFS Financing Corp., Series 2021-B, Class A, 0.775% 2026[4,7]		7,884	7,318
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[4,7]		1,815	1,813
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[4,7]		1,355	1,341
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 2.874% 2051[4,5,7]		771	758
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 2025[7]		1,510	1,488
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[7]		2,955	2,948
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 2026[7]		2,812	2,724
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 2026[7]		3,344	3,319
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 2026[7]		2,211	2,157
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 2027[7]		1,677	1,614
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 2027[7]		2,236	2,115
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 2027[7]		1,802	1,692

American Funds Insurance Series	177

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Slam, Ltd., Series 2021-1, Class A, 2.434% 2046[4,7]	USD	2,732	$2,362
Slam, Ltd., Series 2021-1, Class B, 3.422% 2046[4,7]		503	427
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 2046[4,7]		2,478	2,260
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 2.124% 2030[4,5,7]		475	469
Sprite, Ltd., Series 2021-1, Class A, 3.75% 2046[4,7]		3,396	3,078
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 2041[4,7]		453	404
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[4,7]		1,323	1,235
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2033[4,7]		1,525	1,398
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[4,7]		2,581	2,404
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 2045[4,7]		3,175	2,884
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[4,7]		2,366	2,145
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 2045[4,7]		1,364	1,281
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[4,7]		6,480	5,665
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[4,7]		5,440	4,845
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2046[4,7]		362	322
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 2045[4,7]		4,571	4,114
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2046[4,7]		136	117
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[4,7]		6,000	5,873
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 2045[4,7]		10,965	9,774
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 2046[4,7]		4,412	3,860
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 2046[4,7]		364	316
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 2025[4,7]		1,557	1,519
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 2026[4,7]		1,690	1,629
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 2026[4,7]		2,181	2,066
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 2026[4,7]		1,446	1,350
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2026[4,7]		3,023	2,908
			486,061

Municipals 1.63%
California 0.03%
G.O. Bonds, Series 2009, 7.50% 2034		2,100	2,700
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034		650	562
			3,262

Illinois 1.48%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029		65	68
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039		30,835	31,320
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040		8,945	9,360
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 2025		2,500	2,233
G.O. Bonds, Series 2013-B, 4.31% 2023		2,125	2,129
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023		6,228	6,275
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033		107,000	107,781
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023		3,210	3,250
			162,416

New York 0.05%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 2034		6,390	5,227

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		4,075	3,274

178	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 2034	USD	4,600	$4,359

Total municipals			178,538

Bonds & notes of governments & government agencies outside the U.S. 1.27%
Chile (Republic of) 3.50% 2034		600	535
Chile (Republic of) 3.10% 2041		2,340	1,786
Chile (Republic of) 4.34% 2042		1,320	1,178
Chile (Republic of) 4.00% 2052		580	482
China (People’s Republic of), Series INBK, 3.81% 2050	CNY	13,380	2,160
China (People’s Republic of), Series INBK, 3.72% 2051		48,340	7,709
Colombia (Republic of) 4.125% 2051	USD	3,120	1,876
Colombia (Republic of), Series B, 5.75% 2027	COP	24,813,800	4,734
Dominican Republic 5.95% 2027[4]	USD	8,100	7,753
Indonesia (Republic of) 3.35% 2071		1,660	1,179
Israel (State of) 3.375% 2050		4,750	3,851
Israel (State of) 3.875% 2050		4,775	4,209
Panama (Republic of) 3.362% 2031		15,625	13,773
Panama (Republic of) 3.87% 2060		7,500	5,324
Panama (Republic of) 4.50% 2063		395	305
Paraguay (Republic of) 5.00% 2026		1,250	1,230
Peru (Republic of) 6.35% 2028	PEN	5,840	1,439
Peru (Republic of) 5.94% 2029		6,005	1,434
Peru (Republic of) 2.783% 2031	USD	3,790	3,232
Peru (Republic of) 6.15% 2032	PEN	12,950	2,994
Peru (Republic of) 3.00% 2034	USD	2,400	1,975
Peru (Republic of) 3.60% 2072		7,640	5,191
Philippines (Republic of) 3.229% 2027		475	461
Philippines (Republic of) 3.20% 2046		4,900	3,687
Philippines (Republic of) 4.20% 2047		272	239
Portuguese Republic 5.125% 2024		24,775	25,613
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[4]		1,020	1,035
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[4]		1,270	1,264
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[4]		340	320
PT Indonesia Asahan Aluminium Tbk 5.80% 2050[4]		1,150	928
Qatar (State of) 4.50% 2028[4]		5,100	5,291
Qatar (State of) 5.103% 2048[4]		3,400	3,569
Romania 3.75% 2034	EUR	5,625	4,444
Saudi Arabia (Kingdom of) 3.628% 2027[4]	USD	5,000	4,964
Saudi Arabia (Kingdom of) 3.625% 2028[4]		11,435	11,302
United Mexican States 3.50% 2034		1,030	853
United Mexican States 4.40% 2052		675	510
			138,829

Federal agency bonds & notes 0.10%
Fannie Mae 2.125% 2026[1]		11,910	11,502

Total bonds, notes & other debt instruments (cost: $11,470,544,000)			10,721,189

American Funds Insurance Series	179

The Bond Fund of America (continued)

Short-term securities 18.26%	Shares	Value (000)
Money market investments 18.26%
Capital Group Central Cash Fund 1.38%[11,12]	20,033,647	$2,002,964

Total short-term securities (cost: $2,003,265,000)		2,002,964
Total investment securities 116.00% (cost: $13,473,809,000)		12,724,153
Other assets less liabilities (16.00)%		(1,755,255)

Net assets 100.00%		$10,968,898

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 6/30/2022 (000)
30 Day Federal Funds Futures	Long	3,679	September 2022	USD	1,498,316	$512
90 Day Eurodollar Futures	Long	2,771	September 2022		670,547	(18,008)
3 Month SOFR Futures	Short	658	June 2023		(158,956)	157
2 Year U.S. Treasury Note Futures	Short	4,626	September 2022		(971,532)	(2,450)
5 Year Euro-Bobl Futures	Short	63	September 2022		(8,199)	81
5 Year U.S. Treasury Note Futures	Long	2,237	September 2022		251,103	2,326
10 Year Euro-Bund Futures	Short	51	September 2022		(7,951)	207
10 Year Ultra U.S. Treasury Note Futures	Long	2,281	September 2022		290,542	4,736
10 Year U.S. Treasury Note Futures	Long	2,148	September 2022		254,605	2,999
20 Year U.S. Treasury Bond Futures	Long	1,463	September 2022		202,808	(2,688)
30 Year Ultra U.S. Treasury Bond Futures	Long	855	September 2022		131,964	(2,789)
						$(14,917)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 6/30/2022 (000)
USD	5,555	COP	22,893,650	UBS AG	7/6/2022	$46
COP	22,893,650	USD	5,540	UBS AG	7/6/2022	(30)
USD	3,074	PEN	11,415	Bank of America	7/12/2022	96
KRW	16,629,740	USD	13,220	JPMorgan Chase	7/12/2022	(316)
USD	621	EUR	582	Standard Chartered Bank	7/13/2022	11
USD	1,231	EUR	1,180	JPMorgan Chase	7/18/2022	(7)
USD	26,606	DKK	188,025	Bank of New York Mellon	7/27/2022	65
USD	5,934	EUR	5,628	UBS AG	7/27/2022	25
COP	1,073,945	USD	266	Citibank	7/28/2022	(9)
KRW	32,053,900	USD	24,883	Citibank	8/5/2022	2
USD	5,506	COP	22,893,650	UBS AG	8/8/2022	31
USD	1,413	PEN	5,380	Citibank	8/26/2022	17
USD	643	PEN	2,650	Morgan Stanley	8/26/2022	(45)
USD	830	PEN	3,440	Citibank	8/26/2022	(63)
						$(177)

180	American Funds Insurance Series

The Bond Fund of America (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD	87,775	$2,890	$—	$2,890
0.45801%	Annual	SOFR	Annual	10/26/2023		85,775	(2,838)	—	(2,838)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024		78,378	791	—	791
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024		72,532	729	—	729
3.497%	Annual	U.S. EFFR	Annual	6/16/2024		27,000	256	—	256
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024		19,800	164	—	164
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024		4,154	36	—	36
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051		23,200	4,303	—	4,303
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051		8,580	1,568	—	1,568
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051		13,500	2,488	—	2,488
							$10,387	$—	$10,387

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 6/30/2022 (000)	Upfront premium received (000)	Unrealized appreciation at 6/30/2022 (000)
CDX.NA.HY.38	5.00%	Quarterly	6/20/2027	USD114,617	$3,452	$(5,302)	$8,754

Investments in affiliates12

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 6/30/2022 (000)	Dividend income (000)
Short-term securities 18.26%
Money market investments 18.26%
Capital Group Central Cash Fund 1.38%[11]	$1,311,257	$2,345,528	$1,653,314	$(83)	$(424)	$2,002,964	$3,972

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $59,465,000, which represented .54% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Step bond; coupon rate may change at a later date.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,572,955,000, which represented 14.34% of the net assets of the fund.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Purchased on a TBA basis.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $13,498,000, which represented .12% of the net assets of the fund.
[10]	Value determined using significant unobservable inputs.
[11]	Rate represents the seven-day yield at 6/30/2022.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

American Funds Insurance Series	181

The Bond Fund of America (continued)

Key to abbreviations

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

CNY = Chinese yuan

COP = Colombian pesos

DAC = Designated Activity Company

DKK = Danish kroner

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

KRW = South Korean won

LIBOR = London Interbank Offered Rate

PEN = Peruvian nuevos soles

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

182	American Funds Insurance Series

Capital World Bond Fund

Investment portfolio June 30, 2022	unaudited

Bonds, notes & other debt instruments 96.02%	Principal amount (000)		Value (000)
Euros 17.03%
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	EUR	4,200	$4,424
Altria Group, Inc. 1.00% 2023		1,020	1,066
Altria Group, Inc. 1.70% 2025		1,600	1,583
Altria Group, Inc. 2.20% 2027		2,900	2,737
American Honda Finance Corp. 1.95% 2024		560	587
American Tower Corp. 0.45% 2027		2,525	2,308
American Tower Corp. 0.875% 2029		1,470	1,255
AT&T, Inc. 1.60% 2028		2,350	2,310
Austria (Republic of) 0% 2031		6,900	6,189
Bank of America Corp. 3.648% 2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,339
CaixaBank, SA 2.25% 2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		2,400	2,340
Comcast Corp. 0.25% 2029		955	831
Deutsche Telekom International Finance BV 7.50% 2033		200	288
Dow Chemical Co. 0.50% 2027		1,110	1,027
Egypt (Arab Republic of) 5.625% 2030		300	196
Equinor ASA 1.375% 2032		2,550	2,344
European Investment Bank 0.25% 2032		4,900	4,333
European Investment Bank 1.50% 2032		1,000	991
European Union 0% 2026		1,600	1,584
European Union 0.25% 2026		610	607
European Union 0% 2031		705	618
European Union 0% 2035		220	171
European Union 0.20% 2036		1,500	1,176
Finland (Republic of) 1.50% 2032		3,380	3,405
French Republic O.A.T. 0.10% 2026[3]		10,514	11,696
French Republic O.A.T. 0% 2030		19,550	17,683
French Republic O.A.T. 0% 2032		4,020	3,484
French Republic O.A.T. 0.50% 2040		2,080	1,594
French Republic O.A.T. 0.75% 2052		5,930	3,963
Germany (Federal Republic of) 0% 2025		10,970	11,249
Germany (Federal Republic of) 0% 2026		6,060	6,093
Germany (Federal Republic of) 0% 2027		17,510	17,478
Germany (Federal Republic of) 0% 2030		13,340	12,768
Germany (Federal Republic of) 0% 2031		12,600	11,730
Germany (Federal Republic of) 0% 2050		1,200	805
Goldman Sachs Group, Inc. 3.375% 2025[2]		5,000	5,319
Goldman Sachs Group, Inc. 1.00% 2033[2]		2,705	2,126
Greece (Hellenic Republic of) 3.375% 2025		5,825	6,258
Greece (Hellenic Republic of) 0.75% 2031		1,660	1,363
Greece (Hellenic Republic of) 1.75% 2032		4,810	4,271
Groupe BPCE SA 4.625% 2023		1,200	1,286
Groupe BPCE SA 1.00% 2025		2,900	2,901
Highland Holdings SARL 0.318% 2026		205	192
Intesa Sanpaolo SpA 6.625% 2023		510	555
Israel (State of) 2.875% 2024		1,180	1,257
Italy (Republic of) 1.85% 2025		17,700	18,507
Italy (Republic of) 1.35% 2030		7	7
JPMorgan Chase & Co. 0.389% 2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	2,965
KfW 0.125% 2025		590	599
Lloyds Banking Group PLC 1.75% 2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]		2,400	2,448
Morgan Stanley 2.103% 2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	596
Morgan Stanley 2.95% 2032 (3-month EUR-EURIBOR +1.245% on 5/7/2031)[1]		1,535	1,526
Morocco (Kingdom of) 3.50% 2024		1,400	1,452
Morocco (Kingdom of) 1.50% 2031		4,100	2,866
Petroleos Mexicanos 5.50% 2025		2,520	2,650
Philippines (Republic of) 0.25% 2025		875	855
Portuguese Republic 0.475% 2030		1,610	1,474
Quebec (Province of) 0.25% 2031		920	808
Quebec (Province of) 0.50% 2032		1,155	1,021

American Funds Insurance Series	183

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Romania 2.125% 2028	EUR	1,440	$1,246
Romania 1.75% 2030		2,560	1,919
Romania 3.624% 2030		3,660	3,144
Romania 2.00% 2032		1,605	1,152
Romania 2.00% 2033		2,900	1,978
Romania 3.75% 2034		1,440	1,138
Russian Federation 2.875% 2025		3,000	833
Russian Federation 2.875% 2025		1,500	417
Serbia (Republic of) 3.125% 2027		10,287	9,463
Serbia (Republic of) 1.00% 2028		420	322
Serbia (Republic of) 1.50% 2029		4,153	3,169
Spain (Kingdom of) 0.80% 2027		8,970	8,972
Spain (Kingdom of) 1.45% 2029		1,890	1,913
Spain (Kingdom of) 1.25% 2030		1,295	1,261
Spain (Kingdom of) 0.50% 2031		4,645	4,114
Spain (Kingdom of) 0.70% 2032		4,785	4,258
Spain (Kingdom of) 1.90% 2052		1,010	799
State Grid Overseas Investment, Ltd. 1.375% 2025		441	444
State Grid Overseas Investment, Ltd. 2.125% 2030		200	190
Stryker Corp. 0.25% 2024		480	480
Stryker Corp. 0.75% 2029		980	878
Stryker Corp. 1.00% 2031		450	379
TOTAL SA 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]		2,000	1,973
Toyota Motor Credit Corp. 0.125% 2027		1,850	1,672
Tunisia (Republic of) 6.75% 2023		5,209	3,805
Tunisia (Republic of) 6.75% 2023		1,295	946
Ukraine 6.75% 2026		3,119	858
Ukraine 6.75% 2026		1,225	337
Ukraine 4.375% 2030		2,705	703
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[1]		1,300	1,099
			269,416

Japanese yen 8.50%
Export-Import Bank of India 0.59% 2022	JPY	400,000	2,947
Japan, Series 18, 0.10% 2024[3]		1,043,840	7,913
Japan, Series 19, 0.10% 2024[3]		455,063	3,460
Japan, Series 21, 0.10% 2026[3]		1,008,764	7,794
Japan, Series 346, 0.10% 2027		777,900	5,758
Japan, Series 356, 0.10% 2029		3,529,000	25,867
Japan, Series 24, 0.10% 2029[3]		364,593	2,837
Japan, Series 359, 0.10% 2030		973,150	7,102
Japan, Series 116, 2.20% 2030		576,100	4,890
Japan, Series 26, 0.005% 2031[3]		517,272	4,033
Japan, Series 362, 0.10% 2031		737,200	5,365
Japan, Series 363, 0.10% 2031		180,000	1,308
Japan, Series 145, 1.70% 2033		1,302,050	10,954
Japan, Series 152, 1.20% 2035		987,100	7,907
Japan, Series 21, 2.30% 2035		720,000	6,519
Japan, Series 179, 0.50% 2041		822,650	5,653
Japan, Series 37, 0.60% 2050		694,500	4,406
Japan, Series 73, 0.70% 2051		996,800	6,448
Japan, Series 70, 0.70% 2051		925,450	6,003
Philippines (Republic of) 0.001% 2024		900,000	6,578
United Mexican States 0.62% 2022		100,000	737
			134,479

184	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Chinese yuan renminbi 3.31%
Agricultural Development Bank of China 2.96% 2030	CNY	41,790	$6,187
China (People’s Republic of), Series 1910, 3.86% 2049		103,240	16,766
China (People’s Republic of), Series INBK, 3.39% 2050		31,040	4,648
China (People’s Republic of), Series INBK, 3.81% 2050		54,930	8,866
China (People’s Republic of), Series INBK, 3.53% 2051		48,570	7,524
China Development Bank Corp., Series 1814, 4.15% 2025		20,900	3,261
China Development Bank Corp., Series 1909, 3.50% 2026		10,400	1,592
China Development Bank Corp., Series 1904, 3.68% 2026		11,700	1,802
China Development Bank Corp., Series 2009, 3.39% 2027		11,130	1,700
			52,346

British pounds 3.17%
American Honda Finance Corp. 0.75% 2026	GBP	1,420	1,538
Asian Development Bank 1.125% 2025		1,240	1,456
France Télécom 5.375% 2050		300	427
KfW 1.125% 2025		1,165	1,367
Lloyds Banking Group PLC 7.625% 2025		655	858
Quebec (Province of) 2.25% 2026		1,870	2,239
United Kingdom 0.125% 2026		425	486
United Kingdom 4.25% 2027		1,120	1,519
United Kingdom 0.375% 2030		1,740	1,840
United Kingdom 4.75% 2030		8,230	12,063
United Kingdom 0.25% 2031		8,690	8,870
United Kingdom 4.25% 2032		3,010	4,309
United Kingdom 0.625% 2035		4,620	4,425
United Kingdom 0.875% 2046		6,030	5,093
United Kingdom 0.625% 2050		2,805	2,085
United Kingdom 1.25% 2051		1,480	1,315
United Kingdom 1.125% 2073		225	176
			50,066

Canadian dollars 2.41%
Canada 1.00% 2022	CAD	1,050	814
Canada 0.75% 2024		14,570	10,750
Canada 0.25% 2026		5,800	4,070
Canada 2.25% 2029		27,100	19,901
Canada 2.75% 2048		3,500	2,521
			38,056

Mexican pesos 2.28%
Petróleos Mexicanos 7.19% 2024	MXN	83,847	3,829
United Mexican States 4.50% 2025[3]		15,942	805
United Mexican States, Series M, 5.75% 2026		74,700	3,306
United Mexican States, Series M, 7.50% 2027		436,720	20,311
United Mexican States, Series M20, 8.50% 2029		140,400	6,783
United Mexican States, Series M30, 8.50% 2038		21,100	996
			36,030

Danish kroner 2.12%
Nordea Kredit 0.50% 2040[4]	DKK	18,021	2,079
Nykredit Realkredit AS, Series 01E, 0.50% 2040[4]		137,570	15,810
Nykredit Realkredit AS, Series 01E, 0.50% 2043[4]		134,285	15,302
Realkredit Danmark AS 1.00% 2053[4]		2,757	302
			33,493

Australian dollars 2.07%
Australia (Commonwealth of), Series 139, 3.25% 2025	AUD	10,810	7,488
Australia (Commonwealth of), Series 163, 1.00% 2031		31,664	17,284
Australia (Commonwealth of), Series 166, 3.00% 2033		12,355	7,968
			32,740

American Funds Insurance Series	185

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Colombian pesos 1.00%
Colombia (Republic of), Series B, 5.75% 2027	COP	17,890,000	$3,414
Colombia (Republic of), Series UVR, 2.25% 2029[3]		36,689	2,342
Colombia (Republic of), Series B, 7.00% 2031		36,645,300	6,709
Colombia (Republic of), Series B, 7.25% 2050		21,884,200	3,343
			15,808

Indonesian rupiah 0.68%
Indonesia (Republic of), Series 84, 7.25% 2026	IDR	22,733,000	1,574
Indonesia (Republic of), Series 56, 8.375% 2026		6,725,000	488
Indonesia (Republic of), Series 59, 7.00% 2027		51,565,000	3,557
Indonesia (Republic of), Series 78, 8.25% 2029		27,003,000	1,930
Indonesia (Republic of), Series 82, 7.00% 2030		19,346,000	1,289
Indonesia (Republic of), Series 68, 8.375% 2034		27,353,000	1,956
			10,794

Malaysian ringgits 0.56%
Malaysia (Federation of), Series 0419, 3.828% 2034	MYR	4,026	847
Malaysia (Federation of), Series 0519, 3.757% 2040		40,283	7,964
			8,811

Brazilian reais 0.54%
Brazil (Federative Republic of) 6.00% 2022[3]	BRL	4,464	831
Brazil (Federative Republic of) 10.00% 2023		6,780	1,273
Brazil (Federative Republic of) 0% 2024		8,440	1,334
Brazil (Federative Republic of) 6.00% 2024[3]		13,639	2,558
Brazil (Federative Republic of) 10.00% 2025		14,300	2,577
			8,573

Chilean pesos 0.48%
Chile (Republic of) 4.00% 2023	CLP	2,300,000	2,421
Chile (Republic of) 5.80% 2024		1,270,000	1,342
Chile (Republic of) 1.50% 2026[3]		762,209	822
Chile (Republic of) 4.50% 2026		50,000	51
Chile (Republic of) 5.00% 2028		955,000	963
Chile (Republic of) 4.70% 2030		2,120,000	2,068
			7,667

South Korean won 0.47%
South Korea (Republic of), Series 2503, 1.50% 2025	KRW	5,183,670	3,779
South Korea (Republic of), Series 2712, 2.375% 2027		5,158,930	3,716
			7,495

Polish zloty 0.32%
Poland (Republic of), Series 0725, 3.25% 2025	PLN	21,220	4,213
Poland (Republic of), Series 1029, 2.75% 2029		4,900	840
			5,053

Russian rubles 0.31%
Russian Federation 7.00% 2023	RUB	430,300	704
Russian Federation 6.90% 2029[5]		403,750	661
Russian Federation 7.65% 2030[5]		712,330	1,166
Russian Federation 5.90% 2031[5]		79,600	130
Russian Federation 6.90% 2031		212,995	348
Russian Federation 8.50% 2031[5]		695,165	1,138
Russian Federation 7.70% 2033[5]		295,840	484
Russian Federation 7.25% 2034[5]		121,920	199
			4,830

186	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
South African rand 0.19%
South Africa (Republic of), Series R-2030, 8.00% 2030	ZAR	30,120	$1,609
South Africa (Republic of), Series R-2048, 8.75% 2048		30,850	1,464
			3,073

Peruvian nuevos soles 0.09%
Peru (Republic of) 6.15% 2032	PEN	5,980	1,382

Indian rupees 0.07%
India (Republic of) 5.15% 2025	INR	96,010	1,148

Hungarian forints 0.07%
Hungary (Republic of), Series C, 1.00% 2025	HUF	495,300	1,032

Romanian leu 0.06%
Romania 4.75% 2025	RON	5,000	962

Ukrainian hryvnia 0.04%
Ukraine 16.06% 2022	UAH	86,536	634

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 2032	NOK	6,615	620

U.S. dollars 50.21%
7-Eleven, Inc. 0.95% 2026[2]	USD	520	460
7-Eleven, Inc. 1.30% 2028[2]		2,180	1,815
7-Eleven, Inc. 1.80% 2031[2]		2,015	1,575
AbbVie, Inc. 2.90% 2022		1,170	1,170
AbbVie, Inc. 3.20% 2022		200	200
ACE INA Holdings, Inc. 2.875% 2022		195	195
ACE INA Holdings, Inc. 3.35% 2026		195	191
ACE INA Holdings, Inc. 4.35% 2045		425	402
Advisor Group Holdings, LLC 6.25% 2028[2]		365	319
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026		2,102	1,832
Aeropuerto International de Tocume SA 5.125% 2061[2]		660	524
Aetna, Inc. 2.80% 2023		340	336
AG Merger Sub II, Inc. 10.75% 2027[2]		276	273
Alabama Power Co. 3.00% 2052		980	721
Albertsons Companies, Inc. 4.625% 2027[2]		125	112
Albertsons Companies, Inc. 3.50% 2029[2]		140	114
Alcoa Nederland Holding BV 4.125% 2029[2]		75	67
Allegheny Technologies, Inc. 4.875% 2029		60	48
Allegheny Technologies, Inc. 5.125% 2031		45	35
Alliant Holdings Intermediate, LLC 6.75% 2027[2]		315	280
Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[2]		65	54
Allied Universal Holdco, LLC 9.75% 2027[2]		175	149
Allied Universal Holdco, LLC 6.00% 2029[2]		300	219
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.489% 2025[6,7]		650	563
Altria Group, Inc. 5.95% 2049		131	115
Amazon.com, Inc. 1.50% 2030		2,040	1,697
American Campus Communities, Inc. 3.75% 2023		1,810	1,812
American Campus Communities, Inc. 4.125% 2024		1,195	1,202
American Electric Power Company, Inc. 1.00% 2025		250	225
American Express Co. 3.375% 2024		4,202	4,176
AmeriGas Partners LP 5.875% 2026		15	14
AmeriGas Partners LP 5.75% 2027		25	23

American Funds Insurance Series	187

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Amgen, Inc. 2.20% 2027	USD	445	$409
AmWINS Group, Inc. 4.875% 2029[2]		30	25
Anglo American Capital PLC 2.25% 2028[2]		454	392
Anglo American Capital PLC 3.95% 2050[2]		521	400
Angola (Republic of) 9.50% 2025		3,580	3,295
Ardagh Group SA 6.50% Cash 2027[2,8]		210	156
Aretec Escrow Issuer, Inc. 7.50% 2029[2]		225	192
Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[1]		1,921	456
Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[1]		3,025	655
Arthur J. Gallagher & Co. 3.50% 2051		34	26
Asbury Automotive Group, Inc. 4.625% 2029[2]		25	21
Asbury Automotive Group, Inc. 5.00% 2032[2]		30	25
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.50% 2029[6,7]		120	111
Ascent Resources - Utica, LLC 8.25% 2028[2]		175	167
Ascent Resources - Utica, LLC 5.875% 2029[2]		55	48
AssuredPartners, Inc. 7.00% 2025[2]		155	146
AssuredPartners, Inc. 5.625% 2029[2]		205	164
AstraZeneca PLC 3.50% 2023		2,700	2,709
AT&T, Inc. 3.50% 2053		2,070	1,573
Atkore, Inc. 4.25% 2031[2]		25	21
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.06% 2028[6,7]		150	142
Avantor Funding, Inc. 4.625% 2028[2]		65	60
Avantor Funding, Inc. 3.875% 2029[2]		90	79
Bank of America Corp. 1.53% 2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	5,832
Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]		847	808
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		3,745	3,335
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,780	3,867
Bank of Nova Scotia 2.45% 2032		2,100	1,747
Bausch Health Companies, Inc. 5.75% 2027[2]		140	116
Bayer AG 3.375% 2024[2]		840	821
Bayer US Finance II, LLC 4.25% 2025[2]		203	201
Bayerische Motoren Werke AG 3.90% 2025[2]		900	898
Bayerische Motoren Werke AG 4.15% 2030[2]		900	883
Beasley Mezzanine Holdings, LLC 8.625% 2026[2]		30	23
Belarus (Republic of) 6.875% 2023		4,955	941
Belarus (Republic of) 7.625% 2027		2,100	347
Berkshire Hathaway Energy Company 2.85% 2051		300	213
Blue Racer Midstream, LLC and Blue Racer Finance Corp. 7.625% 2025[2]		65	62
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[6,7]		25	23
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]		700	586
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]		1,275	1,055
Boeing Company 5.15% 2030		4,000	3,843
Bombardier, Inc. 7.125% 2026[2]		85	70
Bombardier, Inc. 6.00% 2028[2]		90	68
Bombardier, Inc. 7.45% 2034[2]		125	94
Bonanza Creek Energy, Inc. 5.00% 2026[2]		30	27
Booz Allen Hamilton, Inc. 3.875% 2028[2]		63	56
Booz Allen Hamilton, Inc. 4.00% 2029[2]		27	24
Boyd Gaming Corp. 4.75% 2027		120	109
Boyne USA, Inc. 4.75% 2029[2]		47	41
Brandywine Operating Partnership LP 3.95% 2023		190	190
Braskem Netherlands Finance BV 4.50% 2030[2]		745	637
British American Tobacco PLC 2.789% 2024		1,150	1,114
British American Tobacco PLC 3.215% 2026		955	893
British American Tobacco PLC 3.557% 2027		1,545	1,415
British American Tobacco PLC 3.462% 2029		1,150	987
British American Tobacco PLC 4.54% 2047		61	45
British American Tobacco PLC 4.758% 2049		833	630
Broadcom, Inc. 3.15% 2025		212	204
Broadcom, Inc. 4.00% 2029[2]		501	465
Broadcom, Inc. 4.15% 2030		1,450	1,330
Broadcom, Inc. 3.419% 2033[2]		698	578

188	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Broadcom, Inc. 3.469% 2034[2]	USD	48	$39
Broadcom, Inc. 3.75% 2051[2]		926	688
BWX Technologies, Inc. 4.125% 2028[2]		15	13
BWX Technologies, Inc. 4.125% 2029[2]		195	171
Caesars Entertainment, Inc. 6.25% 2025[2]		35	34
Caesars Entertainment, Inc. 4.625% 2029[2]		15	12
California Resources Corp. 7.125% 2026[2]		65	64
Callon Petroleum Co. 7.50% 2030[2]		30	28
Canadian Pacific Railway, Ltd. 2.45% 2031		798	684
Canadian Pacific Railway, Ltd. 3.10% 2051		1,378	1,017
Can-Pack SA / Canpack US, LLC 3.875% 2029[2]		90	70
Carnival Corp. 6.00% 2029[2]		100	71
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.75% 2028		2,650	2,450
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2030[2]		340	283
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2030[2]		135	116
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2031[2]		155	127
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2033[2]		162	128
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2034[2]		90	70
CDI Escrow Issuer, Inc. 5.75% 2030[2]		70	64
CDK Global, Inc. 7.25% 2029[2]		75	72
CEC Entertainment, Inc. 6.75% 2026[2]		50	44
Cedar Fair LP / Canadas Wonderland Co. / Magnum Management Corp. / Millennium Operations, LLC 5.50% 2025[2]		75	73
Centene Corp. 2.45% 2028		40	33
Centene Corp. 4.625% 2029		325	304
Centene Corp. 2.50% 2031		155	124
Centerfield Media Parent, Inc. 6.625% 2026[2]		113	91
Central Garden & Pet Co. 4.125% 2030		74	61
Central Garden & Pet Co. 4.125% 2031[2]		110	88
Charles River Laboratories International, Inc. 4.25% 2028[2]		55	49
Charles River Laboratories International, Inc. 4.00% 2031[2]		90	77
Cheniere Energy Partners LP 4.50% 2029		160	143
Cheniere Energy Partners LP 4.00% 2031		75	64
Cheniere Energy Partners LP 3.25% 2032[2]		56	44
Cheniere Energy, Inc. 4.625% 2028		40	36
Chesapeake Energy Corp. 4.875% 2022[5]		915	18
Chesapeake Energy Corp. 5.50% 2026[2]		40	38
Chesapeake Energy Corp. 5.875% 2029[2]		55	52
Chesapeake Energy Corp. 6.75% 2029[2]		30	29
China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023		6,000	5,858
Cigna Corp. 2.375% 2031		375	317
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[1]		808	758
Citigroup, Inc. 2.014% 2026 (USD-SOFR + 0.694% on 1/25/2025)[1]		421	395
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]		4,500	4,325
Clarivate Science Holdings Corp. 3.875% 2028[2]		65	54
CMS Energy Corp. 3.875% 2024		100	100
CMS Energy Corp. 3.00% 2026		1,200	1,151
CNX Resources Corp. 7.25% 2027[2]		175	172
CNX Resources Corp. 6.00% 2029[2]		115	108
Coinbase Global, Inc. 3.375% 2028[2]		100	63
Coinbase Global, Inc. 3.625% 2031[2]		85	48
Colombia (Republic of) 3.875% 2027		350	310
Commonwealth Bank of Australia 2.688% 2031[2]		4,650	3,789
Compass Diversified Holdings 5.25% 2029[2]		232	192
Compass Diversified Holdings 5.00% 2032[2]		65	50
Comstock Resources, Inc. 6.75% 2029[2]		110	99
Comstock Resources, Inc. 5.875% 2030[2]		65	56
Constellation Oil Services Holding SA 4.00% PIK or 3.00% Cash 2026[8]		1,084	905
Constellium SE 3.75% 2029[2]		125	99
Consumers Energy Co. 3.375% 2023		345	346
Corebridge Financial, Inc. 3.90% 2032[2]		748	672
CoreLogic, Inc. 4.50% 2028[2]		239	184

American Funds Insurance Series	189

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 8.188% 2029[6,7]	USD	65	$48
Corporate Office Properties LP 2.75% 2031		1,212	981
Covanta Holding Corp. 5.00% 2030		10	8
Covert Mergeco, Inc. 4.875% 2029[2]		25	20
CQP Holdco LP / BIP-V Chinook Holdco, LLC 5.50% 2031[2]		400	342
Crédit Agricole SA 4.375% 2025[2]		1,100	1,083
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]		2,675	2,464
Credit Suisse Group AG 2.95% 2025		875	839
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		1,000	797
Crestwood Midstream Partners LP 6.00% 2029[2]		85	74
Crown Castle International Corp. 2.50% 2031		767	628
CSX Corp. 3.80% 2050		75	63
CVR Partners LP 6.125% 2028[2]		100	90
Daimler Trucks Finance North America, LLC 3.65% 2027[2]		725	695
Dana, Inc. 4.25% 2030		20	16
Danske Bank AS 3.875% 2023[2]		1,675	1,669
Darling Ingredients, Inc. 6.00% 2030[2]		80	80
Dave & Buster’s, Inc. 7.625% 2025[2]		35	35
DaVita, Inc. 4.625% 2030[2]		65	51
Deluxe Corp. 8.00% 2029[2]		20	16
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	756
Deutsche Telekom International Finance BV 9.25% 2032		930	1,237
Development Bank of Mongolia, LLC 7.25% 2023		1,980	1,916
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[2,7,8]		25	25
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[7,8]		22	22
Diamond Sports Group, LLC 6.625% 2027[2]		310	39
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.00% 2023[6,7]		106	90
Diebold Nixdorf, Inc. 9.375% 2025[2]		300	210
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 2026[6,7,9,10]		19	17
Digital Currency Group, Inc., Term Loan, 8.75% 2026[6,9,10]		26	22
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 6.666% 2027[6,7]		107	99
DIRECTV Holdings, LLC and DIRECTV Financing Co., Inc. 5.875% 2027[2]		165	141
Discovery Communications, Inc. 3.625% 2030		468	417
DISH DBS Corp. 5.25% 2026[2]		15	12
Dominican Republic 5.50% 2025[2]		1,375	1,368
Dominican Republic 8.625% 2027[2]		225	234
Dominican Republic 5.50% 2029[2]		350	306
Dominican Republic 6.40% 2049[2]		813	609
Duke Energy Corp. 3.75% 2024		550	550
Duke Energy Progress, LLC 2.00% 2031		2,360	1,957
Dun & Bradstreet Corp. 5.00% 2029[2]		42	36
Edison International 5.75% 2027		370	376
Edison International 4.125% 2028		2,390	2,231
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]		100	80
Electricité de France SA 4.875% 2038[2]		795	705
Empresas Publicas de Medellin ESP 4.25% 2029[2]		1,030	806
Enbridge, Inc. 4.00% 2023		600	603
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[2]		205	155
Enel Finance International SA 1.375% 2026[2]		1,248	1,097
Enel Finance International SA 1.875% 2028[2]		1,227	1,030
Energy Transfer Operating LP 5.00% 2050		2,018	1,720
Entegris Escrow Corp. 4.75% 2029[2]		45	42
Entergy Corp. 0.90% 2025		750	676
EQM Midstream Partners, LP 6.50% 2027[2]		170	158
EQM Midstream Partners, LP 7.50% 2027[2]		26	25
EQM Midstream Partners, LP 7.50% 2030[2]		50	48
EQM Midstream Partners, LP 6.50% 2048		40	31
EQT Corp. 7.50% 2030[1]		40	43
Equinix, Inc. 1.80% 2027		1,145	995
Equinix, Inc. 2.15% 2030		9,390	7,605

190	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 2024	USD	5,750	$3,291
Export-Import Bank of India 3.25% 2030		3,489	3,038
Fair Isaac Corp. 4.00% 2028[2]		140	124
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[4]		523	522
Fannie Mae Pool #MA2754 3.00% 2026[4]		75	74
Fannie Mae Pool #AP7888 3.50% 2042[4]		367	360
Fannie Mae Pool #AQ0770 3.50% 2042[4]		136	133
Fannie Mae Pool #AO4151 3.50% 2042[4]		120	118
Fertitta Entertainment, Inc. 4.625% 2029[2]		25	21
Fertitta Entertainment, Inc. 6.75% 2030[2]		25	19
First Quantum Minerals, Ltd. 6.875% 2026[2]		325	300
First Quantum Minerals, Ltd. 6.875% 2027[2]		240	215
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[2]		85	68
FirstEnergy Corp., Series B, 4.40% 2027[1]		1,800	1,701
FirstEnergy Transmission, LLC 2.866% 2028[2]		2,325	1,969
Florida Power & Light Company 2.875% 2051		1,465	1,093
FMG Resources 4.375% 2031[2]		175	143
Ford Motor Co. 3.25% 2032		20	15
Ford Motor Credit Company, LLC 3.81% 2024		290	282
Ford Motor Credit Company, LLC 2.90% 2028		200	161
Ford Motor Credit Company, LLC 4.00% 2030		125	102
Freddie Mac Pool #ZS8588 3.00% 2030[4]		53	53
Fresnillo PLC 4.25% 2050[2]		973	716
Front Range BidCo, Inc. 6.125% 2028[2]		160	116
Frontier Communications Corp. 5.875% 2027[2]		100	90
Frontier Communications Corp. 5.00% 2028[2]		65	55
Frontier Communications Holdings, LLC 5.875% 2029		250	193
FS Energy and Power Fund 7.50% 2023[2]		170	171
FXI Holdings, Inc. 7.875% 2024[2]		140	122
FXI Holdings, Inc. 12.25% 2026[2]		497	443
General Motors Financial Co. 1.05% 2024		725	688
Genesis Energy, LP 8.00% 2027		150	133
GeoPark, Ltd. 6.50% 2024		533	541
Georgia (Republic of) 2.75% 2026[2]		400	332
Global Payments, Inc. 2.90% 2030		395	334
Gol Finance SA 8.00% 2026[2]		70	47
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[1]		1,200	1,200
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	949
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		726	588
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[1]		2,510	2,086
Government National Mortgage Assn. 3.50% 2052[4,11]		7,440	7,221
GPC Merger Sub, Inc. 7.125% 2028[2]		55	44
Gray Escrow II, Inc. 5.375% 2031[2]		30	24
Group 1 Automotive, Inc. 4.00% 2028[2]		145	121
Groupe BPCE SA 5.15% 2024[2]		1,800	1,801
Grupo Energia Bogota SA ESP 4.875% 2030[2]		660	579
Hanesbrands, Inc. 4.875% 2026[2]		100	93
Harsco Corp. 5.75% 2027[2]		200	160
Harvest Midstream I, LP 7.50% 2028[2]		25	24
HCA, Inc. 5.625% 2028		120	118
Hess Midstream Operations LP 5.50% 2030[2]		30	27
Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 5.924% 2029[6,7]		40	36
Hightower Holding, LLC 6.75% 2029[2]		235	177
Hilcorp Energy I, LP 6.00% 2030[2]		16	14
Hilcorp Energy I, LP 6.00% 2031[2]		125	108
Hilcorp Energy I, LP 6.25% 2032[2]		15	13
Hilton Worldwide Holdings, Inc. 4.875% 2030		25	23
Hilton Worldwide Holdings, Inc. 4.00% 2031[2]		55	46
Holly Energy Partners LP / Holly Energy Finance Corp. 6.375% 2027[2]		10	9
Holly Energy Partners LP / Holly Energy Finance Corp. 5.00% 2028[2]		12	10
Honduras (Republic of) 6.25% 2027		2,083	1,638

American Funds Insurance Series	191

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Honduras (Republic of) 5.625% 2030	USD	958	$650
Howard Hughes Corp. 5.375% 2028[2]		315	264
Howard Hughes Corp. 4.125% 2029[2]		195	151
Howard Hughes Corp. 4.375% 2031[2]		120	89
Howard Midstream Energy Partners, LLC 6.75% 2027[2]		60	52
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[1]		430	428
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]		305	291
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]		4,172	4,082
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[1]		1,032	837
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 2.631% 2023[7]		3,326	3,251
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 2.756% 2025[7]		363	341
Huarong Finance II Co., Ltd. 5.00% 2025		1,007	953
Huarong Finance II Co., Ltd. 5.50% 2025		880	855
HUB International, Ltd. 7.00% 2026[2]		230	217
Hungary (Republic of) 2.125% 2031[2]		2,910	2,256
Hungary (Republic of) 3.125% 2051[2]		1,255	832
Hyundai Capital America 3.25% 2022[2]		250	250
Hyundai Capital America 0.875% 2024[2]		1,200	1,123
Hyundai Capital America 1.50% 2026[2]		2,375	2,105
Hyundai Capital America 1.65% 2026[2]		1,800	1,589
Hyundai Capital America 2.00% 2028[2]		600	505
Hyundai Capital Services, Inc. 3.75% 2023[2]		2,450	2,448
Imperial Tobacco Finance PLC 3.50% 2023[2]		2,000	1,989
Ingles Markets, Inc. 4.00% 2031[2]		140	121
Intercontinental Exchange, Inc. 4.00% 2027		1,810	1,783
Intesa Sanpaolo SpA 5.017% 2024[2]		3,270	3,123
Iraq (Republic of) 6.752% 2023[2]		545	533
Iron Mountain Information Management Services, Inc. 5.00% 2032[2]		55	45
Iron Mountain, Inc. 5.25% 2030[2]		155	135
Israel (State of) 3.375% 2050		1,470	1,192
Israel (State of) 3.875% 2050		795	701
Jacobs Entertainment, Inc. 6.75% 2029[2]		25	21
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[1]		6,710	5,975
JPMorgan Chase & Co. 2.963% 2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		125	107
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 6.75% 2026[6,7]		64	60
KB Home 6.875% 2027		50	48
Keb Hana Bank 3.25% 2027[2]		1,370	1,318
Kennedy-Wilson Holdings, Inc. 4.75% 2029		110	89
Kennedy-Wilson Holdings, Inc. 4.75% 2030		85	67
Kennedy-Wilson Holdings, Inc. 5.00% 2031		10	8
Kimberly-Clark Corp. 3.10% 2030		110	103
Kinder Morgan, Inc. 3.60% 2051		1,500	1,108
Kinetik Holdings LP 5.875% 2030[2]		60	57
Kronos Acquisition Holdings, Inc. 5.00% 2026[2]		85	73
Kronos Acquisition Holdings, Inc. 7.00% 2027[2]		140	105
Labl Escrow Issuer, LLC 10.50% 2027[2]		45	39
Labl, Inc. 8.25% 2029[2]		170	129
Lamb Weston Holdings, Inc. 4.875% 2028[2]		65	61
Lamb Weston Holdings, Inc. 4.125% 2030[2]		110	96
Lamb Weston Holdings, Inc. 4.375% 2032[2]		15	13
Las Vegas Sands Corp. 3.20% 2024		25	24
LCM Investments Holdings II, LLC 4.875% 2029[2]		39	30
Ligado Networks, LLC 15.50% PIK 2023[2,8]		245	134
Lima Metro Line 2 Finance, Ltd. 5.875% 2034		472	467
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[2]		289	285
Limited Brands, Inc. 6.625% 2030[2]		70	61
Limited Brands, Inc. 6.875% 2035		40	33
Lindblad Expeditions, LLC 6.75% 2027[2]		5	4
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,230
LPL Holdings, Inc. 4.625% 2027[2]		220	206
LPL Holdings, Inc. 4.375% 2031[2]		85	73

192	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
LSB Industries, Inc. 6.25% 2028[2]	USD	95	$84
LSC Communications, Inc. 8.75% 2023[2,5,9,10]		430	4
LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2026[2]		60	51
Magallanes, Inc. 4.279% 2032[2]		917	820
Magallanes, Inc. 5.05% 2042[2]		1,928	1,643
Mallinckrodt PLC 10.00% 2025[2]		720	695
Masco Corp. 1.50% 2028		791	664
Mastercard, Inc. 2.00% 2031		600	506
Meituan Dianping 2.125% 2025		1,730	1,560
Meituan Dianping 3.05% 2030[2]		3,095	2,306
Mercer International, Inc. 5.125% 2029		105	90
Methanex Corp. 5.125% 2027		55	49
Mexico City Airport Trust 5.50% 2047		432	298
Midas OpCo Holdings, LLC 5.625% 2029[2]		120	97
Mineral Resources, Ltd. 8.00% 2027[2]		40	39
Mineral Resources, Ltd. 8.50% 2030[2]		25	25
MISC Capital Two (Labuan), Ltd. 3.75% 2027[2]		3,236	3,043
Mohegan Gaming & Entertainment 8.00% 2026[2]		135	115
Molina Healthcare, Inc. 3.875% 2030[2]		75	64
MoneyGram International, Inc. 5.375% 2026[2]		50	48
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,925
Morgan Stanley 1.928% 2032 (USD-SOFR + 1.02% on 4/28/2031)[1]		1,396	1,108
Mozart Debt Merger Sub, Inc. 5.25% 2029[2]		155	128
MPLX LP 2.65% 2030		837	699
MPLX LP 5.50% 2049		1,900	1,767
MSCI, Inc. 3.625% 2031[2]		150	124
MSCI, Inc. 3.875% 2031[2]		215	184
Murphy Oil USA, Inc. 4.75% 2029		48	43
Nabors Industries, Inc. 7.375% 2027[2]		55	52
National Financial Partners Corp. 6.875% 2028[2]		145	120
Nationstar Mortgage Holdings, Inc. 5.125% 2030[2]		135	101
Navient Corp. 5.00% 2027		45	37
Navient Corp. 4.875% 2028		145	114
NCL Corp., Ltd. 5.875% 2027[2]		80	69
NCR Corp. 5.00% 2028[2]		50	42
NCR Corp. 5.125% 2029[2]		175	148
Neiman Marcus Group, LLC 7.125% 2026[2]		190	176
Nestlé Holdings, Inc. 1.50% 2028[2]		4,330	3,797
Netflix, Inc. 4.875% 2028		45	42
Netflix, Inc. 4.875% 2030[2]		225	206
New Fortress Energy, Inc. 6.75% 2025[2]		50	47
New Fortress Energy, Inc. 6.50% 2026[2]		460	417
New York Life Global Funding 1.20% 2030[2]		2,725	2,151
Newcrest Finance Pty, Ltd. 3.25% 2030[2]		909	804
Newell Brands, Inc. 5.625% 2036[1]		80	69
Newell Rubbermaid, Inc. 4.70% 2026		80	76
News Corp. 5.125% 2032[2]		25	22
Nexstar Broadcasting, Inc. 4.75% 2028[2]		95	82
Nexstar Escrow Corp. 5.625% 2027[2]		115	105
NGL Energy Operating, LLC 7.50% 2026[2]		200	181
NGL Energy Partners LP 7.50% 2023		200	181
Niagara Mohawk Power Corp. 3.508% 2024[2]		180	177
Nielsen Finance, LLC and Nielsen Finance Co. 5.625% 2028[2]		180	168
Nielsen Finance, LLC and Nielsen Finance Co. 4.75% 2031[2]		50	45
Northern Oil and Gas, Inc. 8.125% 2028[2]		190	179
NorthRiver Midstream Finance LP 5.625% 2026[2]		105	95
Nova Chemicals Corp. 5.25% 2027[2]		20	17
Novelis Corp. 3.25% 2026[2]		15	13
Novelis Corp. 4.75% 2030[2]		115	96
Novelis Corp. 3.875% 2031[2]		20	15
NuStar Logistics, LP 5.625% 2027		80	72
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[2]		100	93

American Funds Insurance Series	193

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Oasis Petroleum, Inc. 6.375% 2026[2]	USD	35	$32
Occidental Petroleum Corp. 5.875% 2025		200	200
Occidental Petroleum Corp. 6.375% 2028		194	197
Occidental Petroleum Corp. 6.125% 2031		35	36
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		1,410	1,103
Oleoducto Central SA 4.00% 2027[2]		2,535	2,119
Oleoducto Central SA 4.00% 2027		630	527
ONEOK, Inc. 5.20% 2048		858	763
Open Text Corp. 3.875% 2028[2]		25	22
Option Care Health, Inc. 4.375% 2029[2]		25	21
Oracle Corp. 2.65% 2026		2,327	2,149
Oracle Corp. 3.25% 2027		1,880	1,736
Oracle Corp. 3.60% 2050		980	683
Oracle Corp. 3.95% 2051		22	16
Orange SA 9.00% 2031[1]		2,434	3,144
Owens & Minor, Inc. 6.625% 2030[2]		20	18
Oxford Finance, LLC / Oxford Finance Co-Issuer II, Inc. 6.375% 2027[2]		30	29
Pacific Gas and Electric Co. 2.10% 2027		9,935	8,337
Pacific Gas and Electric Co. 4.65% 2028		542	503
Pacific Gas and Electric Co. 3.30% 2040		6,850	4,733
Pacific Gas and Electric Co. 3.50% 2050		931	624
Pakistan (Islamic Republic of) 5.625% 2022		6,900	6,486
Panama (Republic of) 3.75% 2026[2]		465	452
Panther BF Aggregator 2, LP 6.25% 2026[2]		44	42
Panther BF Aggregator 2, LP 8.50% 2027[2]		85	82
Park Intermediate Holdings, LLC 4.875% 2029[2]		65	56
Parkland Corp. 4.625% 2030[2]		40	33
Party City Holdings, Inc. 8.75% 2026[2]		5	3
Peru (Republic of) 2.392% 2026		500	465
Petróleos Mexicanos 4.625% 2023		1,200	1,176
Petróleos Mexicanos 6.875% 2025		660	619
Petróleos Mexicanos 6.875% 2026		1,480	1,336
Petróleos Mexicanos 6.50% 2027		1,493	1,299
Petróleos Mexicanos 6.84% 2030		681	538
Petróleos Mexicanos 5.95% 2031		2,361	1,734
Petróleos Mexicanos 6.70% 2032		779	596
Petróleos Mexicanos 6.75% 2047		122	76
Petróleos Mexicanos 7.69% 2050		55	37
Petróleos Mexicanos 6.95% 2060		201	124
PG&E Corp. 5.00% 2028		15	13
PG&E Corp. 5.25% 2030		125	103
PGT Innovations, Inc. 4.375% 2029[2]		5	4
Philip Morris International, Inc. 2.10% 2030		634	520
Pilgrim’s Pride Corp. 5.875% 2027[2]		25	24
Post Holdings, Inc. 5.625% 2028[2]		25	24
Post Holdings, Inc. 4.625% 2030[2]		444	375
Power Financial Corp., Ltd. 3.35% 2031		1,870	1,554
Procter & Gamble Company 3.00% 2030		338	319
PT Indonesia Asahan Aluminium Tbk 5.71% 2023		960	974
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]		500	470
Qatar Petroleum 3.125% 2041[2]		2,895	2,278
Radiology Partners, Inc. 9.25% 2028[2]		190	143
Range Resources Corp. 8.25% 2029		50	51
Range Resources Corp. 4.75% 2030[2]		65	58
Raptor Acquisition Corp. 4.875% 2026[2]		180	158
Real Hero Merger Sub 2, Inc. 6.25% 2029[2]		25	19
Realogy Corp. 5.75% 2029[2]		135	103
Realogy Corp. 5.25% 2030[2]		130	97
Reynolds American, Inc. 4.45% 2025		2,115	2,105
RLJ Lodging Trust, LP 4.00% 2029[2]		25	21
Rockcliff Energy II, LLC 5.50% 2029[2]		25	23

194	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Roller Bearing Company of America, Inc. 4.375% 2029[2]	USD	20	$17
Royal Caribbean Cruises, Ltd. 11.50% 2025[2]		57	59
Royal Caribbean Cruises, Ltd. 5.375% 2027[2]		40	29
RP Escrow Issuer, LLC 5.25% 2025[2]		95	82
Russian Federation 4.25% 2027[5]		1,400	385
Ryan Specialty Group, LLC 4.375% 2030[2]		45	39
Sally Holdings, LLC and Sally Capital, Inc. 5.625% 2025		33	31
Santander Holdings USA, Inc. 3.244% 2026		3,750	3,520
Scentre Group 3.50% 2025[2]		210	204
Scentre Group 3.75% 2027[2]		110	106
Scientific Games Corp. 7.00% 2028[2]		40	38
Scientific Games Corp. 7.25% 2029[2]		75	70
Scientific Games Holdings LP 6.625% 2030[2]		46	39
SCIH Salt Holdings, Inc. 4.875% 2028[2]		115	96
Scotts Miracle-Gro Co. 4.50% 2029		90	74
Scotts Miracle-Gro Co. 4.375% 2032		55	42
Sealed Air Corp. 5.00% 2029[2]		40	37
ServiceNow, Inc. 1.40% 2030		1,830	1,434
Silgan Holdings, Inc. 4.125% 2028		80	72
Simmons Foods, Inc. 4.625% 2029[2]		160	136
Singapore Airlines, Ltd. 3.375% 2029		3,710	3,379
Sirius XM Radio, Inc. 4.00% 2028[2]		120	104
Sirius XM Radio, Inc. 3.875% 2031[2]		90	72
SkyMiles IP, Ltd. 4.75% 2028[2]		25	24
SM Energy Co. 6.50% 2028		45	41
Sonic Automotive, Inc. 4.625% 2029[2]		85	66
Sonic Automotive, Inc. 4.875% 2031[2]		20	15
Southern California Edison Co. 2.85% 2029		200	177
Southwestern Energy Co. 5.95% 2025[1]		110	109
Southwestern Energy Co. 7.75% 2027		20	20
Southwestern Energy Co. 8.375% 2028		30	32
Southwestern Energy Co. 5.375% 2030		135	124
Southwestern Energy Co. 4.75% 2032		25	21
Sprint Corp. 7.625% 2026		130	137
Square, Inc. 3.50% 2031[2]		30	24
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023[5]		2,890	938
Stellantis Finance US, Inc. 1.711% 2027[2]		1,900	1,654
Stellantis Finance US, Inc. 2.691% 2031[2]		225	178
Stericycle, Inc. 3.875% 2029[2]		180	147
Studio City Finance, Ltd. 6.00% 2025[2]		200	127
Summit Midstream Holdings / Summit Midstream Finance Corp. 8.50% 2026[2]		55	50
Sunoco LP 4.50% 2029		90	74
Sunoco LP 4.50% 2030[2]		35	28
Surgery Center Holdings 10.00% 2027[2]		175	170
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		12	9
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,2]		800	759
Talen Energy Corp. 7.25% 2027[2,5]		205	202
Teekay Offshore Partners LP 8.50% 2023[2,9,10]		555	505
Tencent Holdings, Ltd. 3.24% 2050[2]		3,450	2,385
Tenet Healthcare Corp. 4.875% 2026[2]		280	259
Tenet Healthcare Corp. 6.125% 2028[2]		25	21
Tenet Healthcare Corp. 6.125% 2030[2]		15	14
Teva Pharmaceutical Finance Co. BV 6.00% 2024		4,600	4,542
Teva Pharmaceutical Finance Co. BV 7.125% 2025		3,710	3,626
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		1,780	1,430
T-Mobile US, Inc. 2.40% 2029		1,079	933
Toronto-Dominion Bank 1.25% 2026		2,836	2,520
Toyota Motor Credit Corp. 3.375% 2030		453	427

American Funds Insurance Series	195

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
TransDigm, Inc. 6.25% 2026[2]	USD	65	$63
TransDigm, Inc. 5.50% 2027		35	30
Transocean Guardian, Ltd. 5.875% 2024[2]		29	27
Transocean Poseidon, Ltd. 6.875% 2027[2]		122	107
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 2033[2,9,10]		100	89
Triumph Group, Inc. 6.25% 2024[2]		35	31
Turkey (Republic of) 6.25% 2022		1,880	1,878
Turkey (Republic of) 6.35% 2024		2,220	2,058
Twitter, Inc. 5.00% 2030[2]		35	33
U.S. Treasury 0.125% 2022		12,340	12,262
U.S. Treasury 0.125% 2023		12,320	12,148
U.S. Treasury 2.625% 2023		6,900	6,898
U.S. Treasury 1.875% 2024		4,515	4,409
U.S. Treasury 2.50% 2024		8,430	8,356
U.S. Treasury 0.25% 2025		30,740	28,155
U.S. Treasury 2.875% 2025		5,400	5,368
U.S. Treasury 2.875% 2025		1,969	1,962
U.S. Treasury 0.375% 2026		28,740	26,131
U.S. Treasury 0.50% 2026		7,453	6,794
U.S. Treasury 0.75% 2026		4,361	3,970
U.S. Treasury 0.875% 2026		11,098	10,135
U.S. Treasury 1.125% 2026		1,698	1,565
U.S. Treasury 2.50% 2027		2,260	2,205
U.S. Treasury 2.625% 2027[12]		52,903	51,897
U.S. Treasury 1.625% 2029		10,760	9,792
U.S. Treasury 1.375% 2031[12]		15,793	13,683
U.S. Treasury 1.125% 2040		9,170	6,363
U.S. Treasury 1.75% 2041		6,050	4,584
U.S. Treasury 1.875% 2041[12]		18,740	14,646
U.S. Treasury 2.375% 2042		2,872	2,425
U.S. Treasury 3.00% 2048		5,045	4,751
U.S. Treasury 2.00% 2051[12]		13,505	10,394
U.S. Treasury 2.25% 2052[12]		34,362	28,155
U.S. Treasury Inflation-Protected Security 0.125% 2022[3]		10,733	10,774
U.S. Treasury Inflation-Protected Security 0.125% 2024[3,12]		62,331	62,967
U.S. Treasury Inflation-Protected Security 0.50% 2024[3]		13,220	13,411
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]		14,907	15,154
U.S. Treasury Inflation-Protected Security 0.125% 2051[3]		4,152	3,173
UBS Group AG 1.008% 2024, (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,2]		1,950	1,889
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.212% 2026[6,7]		60	56
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 6.212% 2027[6,7]		75	70
Ukraine 7.75% 2022[9]		6,210	3,105
Ukraine 7.75% 2024		1,570	406
Ukraine 6.876% 2029		1,269	314
Uniform Mortgage-Backed Security 2.50% 2052[4,11]		13,030	11,708
Uniform Mortgage-Backed Security 3.00% 2052[4,11]		9,500	8,841
Uniform Mortgage-Backed Security 3.00% 2052[4,11]		790	736
Uniform Mortgage-Backed Security 3.50% 2052[4,11]		7,450	7,159
Uniform Mortgage-Backed Security 4.00% 2052[4,11]		7,105	6,997
Uniform Mortgage-Backed Security 4.50% 2052[4,11]		8,900	8,917
Uniform Mortgage-Backed Security 4.50% 2052[4,11]		1,560	1,560
Uniform Mortgage-Backed Security 5.00% 2052[4,11]		5,100	5,193
Uniform Mortgage-Backed Security 5.00% 2052[4,11]		500	508
United Rentals, Inc. 4.875% 2028		30	28
Univision Communications, Inc. 4.50% 2029[2]		235	197
Univision Communications, Inc. 7.375% 2030[2]		25	24
US Foods, Inc. 4.625% 2030[2]		35	30
Valvoline, Inc. 3.625% 2031[2]		85	68
Venator Materials Corp. 5.75% 2025[2]		140	112
Venator Materials Corp. 9.50% 2025[2]		185	186
Venture Global Calcasieu Pass, LLC 3.875% 2029[2]		100	88

196	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Venture Global Calcasieu Pass, LLC 4.125% 2031[2]	USD	125	$107
Venture Global Calcasieu Pass, LLC 3.875% 2033[2]		65	54
Verizon Communications, Inc. 3.15% 2030		575	523
Verizon Communications, Inc. 2.55% 2031		2,100	1,797
VICI Properties LP 4.375% 2025		1,563	1,529
VICI Properties LP 4.625% 2029[2]		15	13
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[2]		100	88
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[2]		375	324
Volkswagen Group of America Finance, LLC 4.625% 2025[2]		1,070	1,070
VZ Secured Financing BV 5.00% 2032[2]		200	166
W. R. Grace Holdings, LLC 5.625% 2029[2]		20	15
Warner Music Group 3.75% 2029[2]		150	126
Warrior Met Coal, Inc. 7.875% 2028[2]		185	177
WASH Multifamily Acquisition, Inc. 5.75% 2026[2]		195	184
WEA Finance, LLC 3.75% 2024[2]		535	517
Weatherford International, Ltd. 11.00% 2024[2]		12	12
Weatherford International, Ltd. 6.50% 2028[2]		65	58
Weatherford International, Ltd. 8.625% 2030[2]		60	50
Wells Fargo & Company 3.526% 2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		5,788	5,487
WESCO Distribution, Inc. 7.125% 2025[2]		180	180
WESCO Distribution, Inc. 7.25% 2028[2]		195	193
Western Global Airlines, LLC 10.375% 2025[2]		15	14
Western Midstream Operating, LP 3.60% 2025 (3.35% on 8/1/2022)[1]		85	78
Western Midstream Operating, LP 4.75% 2028		65	59
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]		2,900	2,751
WeWork Companies, LLC 5.00% 2025[2]		50	32
Williams Companies, Inc. 3.50% 2030		763	688
Williams Companies, Inc. 2.60% 2031		130	109
Wyndham Destinations, Inc. 6.625% 2026[2]		65	62
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[2]		38	37
Xcel Energy, Inc. 3.35% 2026		2,581	2,495
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 7.166% 2027[6,7]		150	142
Ziggo Bond Co. BV 5.125% 2030[2]		200	157
Ziggo Bond Finance BV 4.875% 2030[2]		300	255
ZipRecruiter, Inc. 5.00% 2030[2]		25	21
			794,211

Total bonds, notes & other debt instruments (cost: $1,783,653,000)			1,518,719

Preferred securities 0.00%	Shares
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[2,9,10,13]		48	15

Total preferred securities (cost: $49,000)			15

Common stocks 0.02%
U.S. dollars 0.02%
Diamond Offshore Drilling, Inc.[13]		36,338	214
Diamond Offshore Drilling, Inc.[2,13]		12,700	75
Bighorn Permian Resources, LLC[9,10,13]		531	3
Constellation Oil Services Holding SA, Class B-1[9,10,13]		1,214,969	—	[14]

Total common stocks (cost: $727,000)			292

American Funds Insurance Series	197

Capital World Bond Fund (continued)

Short-term securities 6.33%	Shares	Value (000)
Money market investments 6.33%
Capital Group Central Cash Fund 1.38%[15,16]	1,001,946	$100,175

Total short-term securities (cost: $100,186,000)		100,175
Total investment securities 102.37% (cost: $1,884,615,000)		1,619,201
Other assets less liabilities (2.37)%		(37,485)

Net assets 100.00%		$1,581,716

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2022 (000)
90 Day Eurodollar Futures	Long	47	December 2022	USD	11,316	$(334)
2 Year U.S. Treasury Note Futures	Short	190	September 2022		(39,903)	46
5 Year Euro-Bobl Futures	Long	192	September 2022		24,988	(262)
5 Year U.S. Treasury Note Futures	Long	798	September 2022		89,575	(398)
10 Year Euro-Bund Futures	Long	183	September 2022		28,532	508
10 Year Italy Government Bond Futures	Short	178	September 2022		(22,966)	31
10 Year Japanese Government Bond Futures	Long	6	September 2022		6,572	36
10 Year Ultra U.S. Treasury Note Futures	Short	59	September 2022		(7,515)	108
10 Year U.S. Treasury Note Futures	Short	194	September 2022		(22,995)	94
10 Year UK Gilt Futures	Long	48	September 2022		6,660	110
20 Year U.S. Treasury Bond Futures	Long	172	September 2022		23,843	(319)
30 Year Euro-Buxl Futures	Long	69	September 2022		11,827	(852)
30 Year Ultra U.S. Treasury Bond Futures	Long	11	September 2022		1,698	(51)
						$(1,283)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 6/30/2022 (000)
BRL	110,886	USD	19,160	Citibank	7/1/2022	$2,021
SEK	23,400	USD	2,378	JPMorgan Chase	7/7/2022	(90)
USD	6,267	CAD	7,881	UBS AG	7/11/2022	145
USD	2,060	HUF	754,350	Bank of America	7/11/2022	70
USD	1,713	AUD	2,380	JPMorgan Chase	7/11/2022	70
JPY	623,410	USD	4,606	BNP Paribas	7/11/2022	(9)
JPY	137,850	USD	1,028	Morgan Stanley	7/11/2022	(12)
PLN	4,470	USD	1,038	HSBC Bank	7/11/2022	(42)
DKK	17,400	USD	2,502	Bank of America	7/11/2022	(49)
PLN	20,540	EUR	4,453	BNP Paribas	7/11/2022	(94)
HUF	2,533,310	EUR	6,465	Citibank	7/11/2022	(96)
USD	3,299	BRL	16,000	HSBC Bank	7/12/2022	253
USD	1,347	BRL	6,470	Citibank	7/12/2022	115
BRL	22,470	USD	4,297	Citibank	7/12/2022	(19)
USD	14,381	DKK	100,190	Standard Chartered Bank	7/13/2022	252
USD	4,002	MXN	78,910	BNP Paribas	7/13/2022	87
USD	1,435	NZD	2,240	Standard Chartered Bank	7/13/2022	36
GBP	7,340	USD	9,194	Morgan Stanley	7/13/2022	(257)

198	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 6/30/2022 (000)
CAD	20,253	USD	15,658	UBS AG	7/15/2022	$76
MYR	11,360	USD	2,580	Standard Chartered Bank	7/15/2022	3
USD	6,307	MYR	27,740	Standard Chartered Bank	7/15/2022	— [14]
MYR	6,300	USD	1,432	HSBC Bank	7/15/2022	— [14]
MYR	10,080	USD	2,291	Standard Chartered Bank	7/15/2022	— [14]
CNH	151,257	USD	22,369	Citibank	7/18/2022	227
CZK	47,290	EUR	1,900	UBS AG	7/18/2022	5
EUR	6,804	PLN	31,970	Goldman Sachs	7/20/2022	27
PLN	1,550	USD	344	BNP Paribas	7/20/2022	1
USD	358	COP	1,453,260	Citibank	7/22/2022	10
EUR	4,670	USD	4,897	JPMorgan Chase	7/25/2022	5
DKK	20,510	EUR	2,757	BNP Paribas	7/25/2022	1
PLN	18,110	EUR	3,878	Goldman Sachs	7/25/2022	(44)
USD	11,532	MXN	232,306	Citibank	7/27/2022	38
CNH	61,490	USD	9,175	UBS AG	7/27/2022	10
CHF	800	USD	837	UBS AG	7/27/2022	3
JPY	798,810	USD	5,895	BNP Paribas	7/27/2022	2
EUR	17,853	DKK	132,800	JPMorgan Chase	7/27/2022	(1)
EUR	2,540	USD	2,678	BNP Paribas	7/27/2022	(11)
ZAR	26,060	USD	1,628	JPMorgan Chase	7/27/2022	(30)
EUR	25,150	USD	26,516	UBS AG	7/27/2022	(112)
JPY	7,317,238	USD	54,441	UBS AG	7/27/2022	(422)
USD	5,920	AUD	8,270	Citibank	7/29/2022	210
USD	2,167	IDR	32,232,353	Citibank	8/4/2022	14
KRW	13,728,070	USD	10,657	Citibank	8/5/2022	1
BRL	140,966	USD	24,130	Citibank	8/10/2022	2,465
USD	11,219	BRL	63,000	JPMorgan Chase	8/10/2022	(667)
USD	13,967	BRL	77,966	Citibank	8/10/2022	(742)
USD	5,044	HUF	1,807,090	Bank of America	1/20/2023	433
USD	5,215	CZK	124,020	Morgan Stanley	1/20/2023	75
CZK	124,020	USD	5,572	Goldman Sachs	1/20/2023	(433)
HUF	1,807,090	USD	5,518	Bank of America	1/20/2023	(908)
PLN	24,520	USD	5,912	BNP Paribas	2/2/2023	(598)
						$2,019

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	4,428	$(80)	$—	$(80)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		37,736	(683)	—	(683)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		13,908	(258)	—	(258)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		34,764	(638)	—	(638)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		5,734	(106)	—	(106)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		5,734	(106)	—	(106)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		6,295	(116)	—	(116)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		11,830	(215)	—	(215)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		11,817	(223)	—	(223)

American Funds Insurance Series	199

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	NZD	12,043	$(228)	$—	$(228)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		12,093	(229)	—	(229)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		10,675	(203)	—	(203)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		12,176	(230)	—	(230)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		12,163	(226)	—	(226)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		12,163	(224)	—	(224)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		13,521	(246)	—	(246)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(235)	—	(235)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(237)	—	(237)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		1,440	(20)	—	(20)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	21,230	(98)	—	(98)
2.42%	Annual	SONIA	Annual	5/5/2024		42,400	(232)	—	(232)
2.363%	Annual	SONIA	Annual	5/11/2024		40,870	(248)	—	(248)
2.9588%	Annual	SONIA	Annual	6/9/2024		26,900	33	—	33
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(222)	—	(222)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026		48,400	(230)	—	(230)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026		58,800	(285)	—	(285)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,000	(59)	—	(59)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026		13,900	(60)	—	(60)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,200	(62)	—	(62)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026		43,000	(181)	—	(181)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		14,100	(59)	—	(59)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026		27,800	(119)	—	(119)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026		38,700	(161)	—	(161)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		41,600	(174)	—	(174)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		50,900	(213)	—	(213)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		62,600	(256)	—	(256)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		172,500	(707)	—	(707)
6.605%	28-day	28-day MXN-TIIE	28-day	7/6/2026		105,000	(436)	—	(436)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		28,900	(75)	—	(75)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		43,375	(110)	—	(110)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		70,800	(175)	—	(175)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026		70,800	(177)	—	(177)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		89,445	(243)	—	(243)
7.805%	28-day	28-day MXN-TIIE	28-day	2/23/2027		41,200	(94)	—	(94)
7.82%	28-day	28-day MXN-TIIE	28-day	2/24/2027		41,600	(94)	—	(94)
							$(9,240)	$—	$(9,240)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 6/30/2022 (000)		Upfront premium (received) paid (000)	Unrealized appreciation at 6/30/2022 (000)
CDX.NA.HY.38	5.00%	Quarterly	6/20/2027	USD 44,076	$1,327		$(959)	$2,286
ITRX.EUR.IG.37	1.00%	Quarterly	6/20/2027	EUR 23,820	222		(300)	522
CDX.EM.37	1.00%	Quarterly	6/20/2027	USD 13,360	1,340		1,134	206
CDX.NA.IG.38	1.00%	Quarterly	6/20/2027	5	—	[14]	— [14]	—	[14]
					$2,889		$(125)	$3,014

200	American Funds Insurance Series

Capital World Bond Fund (continued)

Investments in affiliates16

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 6/30/2022 (000)	Dividend income (000)
Short-term securities 6.33%
Money market investments 6.33%
Capital Group Central Cash Fund 1.38%[15]	$144,080	$438,028	$481,900	$(10)	$(23)	$100,175	$255

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $122,023,000, which represented 7.71% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,479,000, which represented .09% of the net assets of the fund.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,760,000, which represented .24% of the net assets of the fund.
[10]	Value determined using significant unobservable inputs.
[11]	Purchased on a TBA basis.
[12]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,285,000, which represented .97% of the net assets of the fund.
[13]	Security did not produce income during the last 12 months.
[14]	Amount less than one thousand.
[15]	Rate represents the seven-day yield at 6/30/2022.
[16]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	201

American High-Income Trust
Investment portfolio June 30, 2022	unaudited

Bonds, notes & other debt instruments 90.36%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 90.27%
Energy 14.33%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2026[1]	USD	295	$287
Antero Midstream Partners LP 5.375% 2029[1]		570	512
Antero Resources Corp. 7.625% 2029[1]		417	425
Antero Resources Corp. 5.375% 2030[1]		720	658
Apache Corp. 6.00% 2037		165	152
Apache Corp. 5.10% 2040		695	589
Apache Corp. 4.75% 2043		265	207
Ascent Resources - Utica, LLC 7.00% 2026[1]		2,040	1,900
Ascent Resources - Utica, LLC 9.00% 2027[1]		170	214
Ascent Resources - Utica, LLC 8.25% 2028[1]		271	258
Ascent Resources - Utica, LLC 5.875% 2029[1]		1,205	1,062
Ascent Resources - Utica, LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 2025[1,2,3]		228	241
Blue Racer Midstream, LLC and Blue Racer Finance Corp. 7.625% 2025[1]		676	640
Bonanza Creek Energy, Inc. 5.00% 2026[1]		685	616
California Resources Corp. 7.125% 2026[1]		390	382
Callon Petroleum Co. 7.50% 2030[1]		515	475
Centennial Resource Production, LLC 6.875% 2027[1]		440	419
Cheniere Energy Partners LP 4.50% 2029		938	839
Cheniere Energy Partners LP 4.00% 2031		1,523	1,299
Cheniere Energy Partners LP 3.25% 2032[1]		1,255	991
Cheniere Energy, Inc. 7.00% 2024		319	331
Cheniere Energy, Inc. 5.875% 2025		495	507
Cheniere Energy, Inc. 4.625% 2028		5,356	4,841
Chesapeake Energy Corp. 4.875% 2022[4]		4,300	83
Chesapeake Energy Corp. 5.50% 2026[1]		1,000	954
Chesapeake Energy Corp. 5.875% 2029[1]		1,420	1,342
Chesapeake Energy Corp. 6.75% 2029[1]		210	204
CNX Midstream Partners LP 4.75% 2030[1]		280	236
CNX Resources Corp. 7.25% 2027[1]		1,878	1,843
CNX Resources Corp. 6.00% 2029[1]		1,425	1,334
Comstock Resources, Inc. 6.75% 2029[1]		785	705
Comstock Resources, Inc. 5.875% 2030[1]		770	664
Constellation Oil Services Holding SA 4.00% PIK or 3.00% Cash 2026[5]		3,077	2,569
Continental Resources, Inc. 5.75% 2031[1]		365	354
CQP Holdco LP / BIP-V Chinook Holdco, LLC 5.50% 2031[1]		2,860	2,444
Crestwood Midstream Partners LP 5.75% 2025		250	234
Crestwood Midstream Partners LP 5.625% 2027[1]		290	259
Crestwood Midstream Partners LP 6.00% 2029[1]		575	503
Devon Energy Corp. 5.875% 2028		202	206
Devon Energy Corp. 4.50% 2030		493	466
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[1,3,5]		68	67
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[3,5]		62	61
DT Midstream, Inc. 4.125% 2029[1]		1,355	1,152
DT Midstream, Inc. 4.375% 2031[1]		785	660
Endeavor Energy Resources LP 6.625% 2025[1]		850	855
Energean Israel Finance, Ltd. 4.50% 2024[1]		945	892
Energean Israel Finance, Ltd. 4.875% 2026[1]		1,080	957
Energean PLC 6.50% 2027[1]		380	338
EnLink Midstream Partners, LLC 5.625% 2028[1]		660	607
EQM Midstream Partners, LP 4.125% 2026		127	110
EQM Midstream Partners, LP 6.50% 2027[1]		2,365	2,203
EQM Midstream Partners, LP 7.50% 2027[1]		845	817
EQM Midstream Partners, LP 5.50% 2028		881	762
EQM Midstream Partners, LP 4.50% 2029[1]		835	679
EQM Midstream Partners, LP 7.50% 2030[1]		898	864
EQM Midstream Partners, LP 4.75% 2031[1]		1,645	1,317
EQM Midstream Partners, LP 6.50% 2048		490	375
EQT Corp. 6.625% 2025[6]		250	258
EQT Corp. 5.00% 2029		290	281
EQT Corp. 7.50% 2030[6]		300	323

202	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQT Corp. 3.625% 2031[1]	USD	500	$433
Genesis Energy, LP 5.625% 2024		120	113
Genesis Energy, LP 6.50% 2025		1,886	1,742
Genesis Energy, LP 6.25% 2026		320	286
Genesis Energy, LP 8.00% 2027		2,895	2,570
Genesis Energy, LP 7.75% 2028		87	75
Harbour Energy PLC 5.50% 2026[1]		1,545	1,391
Harvest Midstream I, LP 7.50% 2028[1]		2,167	2,039
Hess Midstream Operations LP 4.25% 2030[1]		1,300	1,091
Hess Midstream Operations LP 5.50% 2030[1]		580	522
Hess Midstream Partners LP 5.125% 2028[1]		687	618
Hilcorp Energy I, LP 6.25% 2028[1]		145	137
Hilcorp Energy I, LP 5.75% 2029[1]		815	717
Hilcorp Energy I, LP 6.00% 2030[1]		715	623
Hilcorp Energy I, LP 6.00% 2031[1]		630	544
Hilcorp Energy I, LP 6.25% 2032[1]		535	471
Holly Energy Partners LP / Holly Energy Finance Corp. 6.375% 2027[1]		220	208
Holly Energy Partners LP / Holly Energy Finance Corp. 5.00% 2028[1]		260	223
Howard Midstream Energy Partners, LLC 6.75% 2027[1]		460	397
Independence Energy Finance, LLC 7.25% 2026[1]		500	456
Kinetik Holdings LP 5.875% 2030[1]		660	630
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 4.666% 2024[2,3]		12	7
Lealand Finance Co. BV, Term Loan, (3-month USD-LIBOR + 1.00%) 3.00% PIK and 2.06% Cash 2025[2,3,5]		153	79
Murphy Oil Corp. 6.875% 2024		59	59
Murphy Oil Corp. 5.75% 2025		250	248
Murphy Oil Corp. 6.375% 2028		415	388
Murphy Oil USA, Inc. 4.75% 2029		670	604
Murphy Oil USA, Inc. 3.75% 2031[1]		285	243
Nabors Industries, Inc. 7.375% 2027[1]		1,470	1,398
Nabors Industries, Ltd. 7.25% 2026[1]		228	203
Neptune Energy Group Holdings, Ltd. 6.625% 2025[1]		1,250	1,202
New Fortress Energy, Inc. 6.75% 2025[1]		1,715	1,625
New Fortress Energy, Inc. 6.50% 2026[1]		3,725	3,381
NGL Energy Operating, LLC 7.50% 2026[1]		8,720	7,879
NGL Energy Partners LP 6.125% 2025		2,054	1,562
Northern Oil and Gas, Inc. 8.125% 2028[1]		1,815	1,713
NorthRiver Midstream Finance LP 5.625% 2026[1]		625	567
NuStar Logistics LP 6.00% 2026		286	268
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[1]		1,675	1,559
Oasis Petroleum, Inc. 6.375% 2026[1]		1,065	987
Occidental Petroleum Corp. 5.875% 2025		710	708
Occidental Petroleum Corp. 8.00% 2025		1,400	1,476
Occidental Petroleum Corp. 6.375% 2028		225	228
Occidental Petroleum Corp. 6.625% 2030		810	836
Occidental Petroleum Corp. 8.875% 2030		300	345
Occidental Petroleum Corp. 6.125% 2031		530	538
Occidental Petroleum Corp. 4.20% 2048		165	129
Parkland Corp. 4.625% 2030[1]		835	679
PDC Energy, Inc. 5.75% 2026		600	561
Petróleos Mexicanos 6.875% 2025		350	328
Petróleos Mexicanos 8.75% 2029[1]		782	709
Petrorio Luxembourg SARL 6.125% 2026[1]		320	295
Range Resources Corp. 4.875% 2025		362	354
Range Resources Corp. 8.25% 2029		900	919
Range Resources Corp. 4.75% 2030[1]		970	871
Rattler Midstream Partners LP 5.625% 2025[1]		955	956
Rockcliff Energy II, LLC 5.50% 2029[1]		120	109
Rockies Express Pipeline, LLC 4.95% 2029[1]		550	471
Sabine Pass Liquefaction, LLC 4.50% 2030		586	562

American Funds Insurance Series	203

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Sanchez Energy Corp. 7.25% 2023[1,4]	USD	739	$11
SM Energy Co. 5.625% 2025		430	407
Southwestern Energy Co. 5.95% 2025[6]		215	213
Southwestern Energy Co. 7.75% 2027		272	278
Southwestern Energy Co. 8.375% 2028		565	596
Southwestern Energy Co. 5.375% 2029		340	316
Southwestern Energy Co. 5.375% 2030		2,470	2,277
Southwestern Energy Co. 4.75% 2032		1,225	1,050
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.00% 2031[1]		335	285
Summit Midstream Holdings / Summit Midstream Finance Corp. 8.50% 2026[1]		285	257
Sunoco LP 6.00% 2027		547	522
Sunoco LP 5.875% 2028		290	265
Sunoco LP 4.50% 2029		1,680	1,388
Sunoco LP 4.50% 2030[1]		1,680	1,359
Tallgrass Energy Partners, LP 7.50% 2025[1]		230	223
Targa Resources Partners LP 6.50% 2027		133	136
Targa Resources Partners LP 6.875% 2029		915	935
Targa Resources Partners LP 5.50% 2030		802	767
Targa Resources Partners LP 4.875% 2031		695	635
Teekay Offshore Partners LP 8.50% 2023[1,7,8]		2,009	1,828
Transocean Guardian, Ltd. 5.875% 2024[1]		288	267
Transocean Poseidon, Ltd. 6.875% 2027[1]		361	318
Transocean, Inc. 6.125% 2025[1]		195	179
Transocean, Inc. 7.25% 2025[1]		500	371
Transocean, Inc. 11.50% 2027[1]		95	89
USA Compression Partners, LP 6.875% 2026		359	327
USA Compression Partners, LP 6.875% 2027		247	220
Venture Global Calcasieu Pass, LLC 4.125% 2031[1]		2,795	2,397
Venture Global Calcasieu Pass, LLC 3.875% 2033[1]		650	538
Weatherford International, Ltd. 11.00% 2024[1]		445	449
Weatherford International, Ltd. 6.50% 2028[1]		2,130	1,915
Weatherford International, Ltd. 8.625% 2030[1]		3,220	2,678
Western Gas Partners LP 4.50% 2028		1,124	1,019
Western Midstream Operating, LP 3.60% 2025 (3.35% on 8/1/2022)[6]		369	341
Western Midstream Operating, LP 4.75% 2028		160	146
Western Midstream Operating, LP 4.55% 2030 (4.30% on 8/1/2022)[6]		480	417
Western Midstream Operating, LP 5.75% 2050 (5.50% on 8/1/2022)[6]		290	234
			121,808

Consumer Discretionary 13.79%
Adient Global Holdings, Ltd. 4.875% 2026[1]		225	198
Affinity Gaming 6.875% 2027[1]		200	168
Allied Universal Holdco, LLC 6.625% 2026[1]		858	789
Allied Universal Holdco, LLC 9.75% 2027[1]		976	829
Allied Universal Holdco, LLC 4.625% 2028[1]		490	406
Allied Universal Holdco, LLC 6.00% 2029[1]		2,790	2,034
Asbury Automotive Group, Inc. 4.50% 2028		250	217
Asbury Automotive Group, Inc. 4.625% 2029[1]		1,545	1,279
Asbury Automotive Group, Inc. 5.00% 2032[1]		355	291
Atlas LuxCo 4 SARL 4.625% 2028[1]		280	227
Beazer Homes USA, Inc. 5.875% 2027		540	416
Boyd Gaming Corp. 4.75% 2027		621	563
Boyd Gaming Corp. 4.75% 2031[1]		695	589
Boyne USA, Inc. 4.75% 2029[1]		880	763
Caesars Entertainment, Inc. 6.25% 2025[1]		1,085	1,049
Caesars Entertainment, Inc. 8.125% 2027[1]		665	644
Caesars Entertainment, Inc. 4.625% 2029[1]		3,330	2,598
Caesars Resort Collection, LLC 5.75% 2025[1]		345	331
Carnival Corp. 7.625% 2026[1]		1,615	1,255
Carnival Corp. 10.50% 2026[1]		1,405	1,401

204	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Carnival Corp. 4.00% 2028[1]	USD	3,000	$2,471
Carnival Corp. 6.00% 2029[1]		825	582
Carnival Corp. 10.50% 2030[1]		850	701
Carvana Co. 5.625% 2025[1]		485	373
Carvana Co. 5.50% 2027[1]		1,091	706
Carvana Co. 5.875% 2028[1]		904	575
Carvana Co. 4.875% 2029[1]		1,110	633
CDI Escrow Issuer, Inc. 5.75% 2030[1]		805	734
CEC Entertainment, Inc. 6.75% 2026[1]		320	282
Dana, Inc. 4.25% 2030		200	156
Dana, Inc. 4.50% 2032		375	278
Dave & Buster’s, Inc. 7.625% 2025[1]		340	336
Empire Communities Corp. 7.00% 2025[1]		475	376
Empire Resorts, Inc. 7.75% 2026[1]		670	601
Everi Holdings, Inc. 5.00% 2029[1]		95	80
Fertitta Entertainment, Inc. 4.625% 2029[1]		1,260	1,078
Fertitta Entertainment, Inc. 6.75% 2030[1]		4,100	3,159
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[1]		2,135	1,712
Ford Motor Co. 2.90% 2029		225	177
Ford Motor Co. 3.25% 2032		310	233
Ford Motor Co. 5.291% 2046		70	54
Ford Motor Credit Company, LLC 3.375% 2025		1,115	1,008
Ford Motor Credit Company, LLC 5.125% 2025		3,835	3,670
Ford Motor Credit Company, LLC 2.70% 2026		750	640
Ford Motor Credit Company, LLC 4.542% 2026		1,460	1,339
Ford Motor Credit Company, LLC 3.815% 2027		1,540	1,312
Ford Motor Credit Company, LLC 4.125% 2027		835	738
Ford Motor Credit Company, LLC 4.271% 2027		525	472
Ford Motor Credit Company, LLC 4.95% 2027		370	345
Ford Motor Credit Company, LLC 2.90% 2028		550	444
Ford Motor Credit Company, LLC 5.113% 2029		200	180
Ford Motor Credit Company, LLC 4.00% 2030		920	747
Group 1 Automotive, Inc. 4.00% 2028[1]		615	515
Hanesbrands, Inc. 4.625% 2024[1]		1,945	1,907
Hanesbrands, Inc. 4.875% 2026[1]		1,624	1,507
Hilton Grand Vacations Borrower 5.00% 2029[1]		591	480
Hilton Worldwide Holdings, Inc. 3.75% 2029[1]		200	170
Hilton Worldwide Holdings, Inc. 4.875% 2030		608	551
Hilton Worldwide Holdings, Inc. 4.00% 2031[1]		1,010	842
International Game Technology PLC 6.50% 2025[1]		1,383	1,379
International Game Technology PLC 4.125% 2026[1]		1,165	1,057
International Game Technology PLC 5.25% 2029[1]		3,570	3,240
Jacobs Entertainment, Inc. 6.75% 2029[1]		505	428
KB Home 6.875% 2027		330	319
KB Home 7.25% 2030		330	313
Kontoor Brands, Inc. 4.125% 2029[1]		370	294
Las Vegas Sands Corp. 3.20% 2024		635	601
LCM Investments Holdings II, LLC 4.875% 2029[1]		1,185	905
Levi Strauss & Co. 3.50% 2031[1]		430	352
Limited Brands, Inc. 6.625% 2030[1]		370	321
Limited Brands, Inc. 6.875% 2035		1,096	894
Limited Brands, Inc. 6.75% 2036		655	525
Lindblad Expeditions, LLC 6.75% 2027[1]		205	176
Lithia Motors, Inc. 4.625% 2027[1]		270	248
Lithia Motors, Inc. 3.875% 2029[1]		350	298
Lithia Motors, Inc. 4.375% 2031[1]		315	269
LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2026[1]		335	284
M.D.C. Holdings, Inc. 6.00% 2043		573	469
Macy’s Retail Holdings, LLC 5.875% 2030[1]		145	122
Marriott Ownership Resorts, Inc. 4.50% 2029[1]		370	308
Melco International Development, Ltd. 4.875% 2025[1]		440	329

American Funds Insurance Series	205

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Melco International Development, Ltd. 5.75% 2028[1]	USD	1,390	$897
Melco International Development, Ltd. 5.375% 2029[1]		1,446	875
Melco Resorts Finance, Ltd. 5.25% 2026[1]		300	212
Merlin Entertainment 5.75% 2026[1]		492	450
MGM Resorts International 6.00% 2023		281	281
MGM Resorts International 5.50% 2027		401	360
Midwest Gaming Borrower, LLC 4.875% 2029[1]		180	147
Mohegan Gaming & Entertainment 8.00% 2026[1]		645	550
Motel 6 Operating LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 6.666% 2026[2,3]		561	552
NCL Corp., Ltd. 3.625% 2024[1]		300	250
NCL Corp., Ltd. 5.875% 2026[1]		825	650
NCL Corp., Ltd. 5.875% 2027[1]		1,230	1,054
NCL Corp., Ltd. 7.75% 2029[1]		360	276
Neiman Marcus Group, LLC 7.125% 2026[1]		2,405	2,224
Newell Brands, Inc. 5.625% 2036[6]		30	26
Newell Rubbermaid, Inc. 4.875% 2025		445	439
Panther BF Aggregator 2, LP 6.25% 2026[1]		140	135
Panther BF Aggregator 2, LP 8.50% 2027[1]		455	441
Party City Holdings, Inc. 6.625% 2026[1]		500	295
Party City Holdings, Inc. 8.75% 2026[1]		3,655	2,463
Penske Automotive Group, Inc. 3.75% 2029		340	284
PetSmart, Inc. 4.75% 2028[1]		710	616
PetSmart, Inc. 7.75% 2029[1]		1,190	1,074
Premier Entertainment Sub, LLC 5.625% 2029[1]		1,545	1,102
Premier Entertainment Sub, LLC 5.875% 2031[1]		835	581
QVC, Inc. 4.85% 2024		75	70
QVC, Inc. 4.75% 2027		52	41
QVC, Inc. 4.375% 2028		601	446
Raptor Acquisition Corp. 4.875% 2026[1]		1,630	1,429
Real Hero Merger Sub 2, Inc. 6.25% 2029[1]		590	448
Royal Caribbean Cruises, Ltd. 10.875% 2023[1]		325	327
Royal Caribbean Cruises, Ltd. 11.50% 2025[1]		1,946	2,004
Royal Caribbean Cruises, Ltd. 4.25% 2026[1]		1,820	1,296
Royal Caribbean Cruises, Ltd. 5.50% 2026[1]		715	533
Royal Caribbean Cruises, Ltd. 5.375% 2027[1]		1,035	755
Royal Caribbean Cruises, Ltd. 3.70% 2028		270	172
Royal Caribbean Cruises, Ltd. 5.50% 2028[1]		70	49
Sally Holdings, LLC and Sally Capital, Inc. 5.625% 2025		280	263
Scientific Games Corp. 8.625% 2025[1]		1,215	1,247
Scientific Games Corp. 7.00% 2028[1]		1,525	1,433
Scientific Games Corp. 7.25% 2029[1]		3,090	2,902
Scientific Games Holdings LP 6.625% 2030[1]		2,305	1,963
Sonic Automotive, Inc. 4.625% 2029[1]		1,565	1,215
Sonic Automotive, Inc. 4.875% 2031[1]		2,180	1,643
Staples, Inc. 7.50% 2026[1]		421	350
Studio City Co., Ltd. 7.00% 2027[1]		1,175	1,020
Studio City Finance, Ltd. 6.00% 2025[1]		690	438
Studio City Finance, Ltd. 5.00% 2029[1]		1,200	621
Tempur Sealy International, Inc. 4.00% 2029[1]		630	509
The Gap, Inc. 3.625% 2029[1]		170	120
The Gap, Inc. 3.875% 2031[1]		108	76
The Home Co., Inc. 7.25% 2025[1]		940	770
Travel + Leisure Co. 6.60% 2025[6]		50	49
Travel + Leisure Co. 6.00% 2027		205	186
Travel + Leisure Co. 4.50% 2029[1]		1,280	992
Universal Entertainment Corp. 8.50% 2024[1]		2,945	2,857
Vail Resorts, Inc. 6.25% 2025[1]		315	315
VICI Properties LP 4.25% 2026[1]		462	423
VICI Properties LP 4.625% 2029[1]		265	237
VICI Properties LP / VICI Note Co., Inc. 5.625% 2024[1]		447	442
VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[1]		711	666

206	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
VICI Properties LP / VICI Note Co., Inc. 4.625% 2025[1]	USD	900	$858
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[1]		644	568
VICI Properties LP / VICI Note Co., Inc. 3.875% 2029[1]		1,400	1,207
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[1]		873	755
WASH Multifamily Acquisition, Inc. 5.75% 2026[1]		995	940
Wheel Pros, Inc. 6.50% 2029[1]		1,280	906
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.095% 2028[2,3]		953	791
Wyndham Destinations, Inc. 6.625% 2026[1]		695	660
Wyndham Destinations, Inc. 4.625% 2030[1]		400	311
Wyndham Worldwide Corp. 4.375% 2028[1]		1,280	1,121
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]		861	828
Wynn Macau, Ltd. 5.125% 2029[1]		320	199
Wynn Resorts Finance, LLC 7.75% 2025[1]		494	481
Wynn Resorts Finance, LLC 5.125% 2029[1]		1,002	791
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 7.166% 2027[2,3]		995	940
			117,239

Communication services 12.01%
Altice France Holding SA 10.50% 2027[1]		1,650	1,388
Altice France SA 5.125% 2029[1]		1,677	1,271
Beasley Mezzanine Holdings, LLC 8.625% 2026[1]		475	357
Brightstar Escrow Corp. 9.75% 2025[1]		140	133
Cablevision Systems Corp. 5.375% 2028[1]		457	396
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.50% 2026[1]		102	100
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.00% 2028[1]		386	358
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.375% 2029[1]		360	323
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2030[1]		3,179	2,650
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2030[1]		3,437	2,950
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 2031		140	112
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2031[1]		3,285	2,686
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2032		1,024	833
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2032[1]		1,225	1,006
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2033[1]		1,230	972
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2034[1]		1,960	1,521
Centerfield Media Parent, Inc. 6.625% 2026[1]		960	776
CenturyLink, Inc. 6.75% 2023		1,480	1,469
Cinemark USA, Inc. 5.875% 2026[1]		378	338
Clear Channel Worldwide Holdings, Inc. 7.75% 2028[1]		570	416
Clear Channel Worldwide Holdings, Inc. 7.50% 2029[1]		315	227
Cogent Communications Group, Inc. 3.50% 2026[1]		700	645
Consolidated Communications, Inc. 5.00% 2028[1]		225	180
CSC Holdings, LLC 6.50% 2029[1]		600	543
CSC Holdings, LLC 3.375% 2031[1]		700	520
Diamond Sports Group, LLC 5.375% 2026[1]		503	126
Diamond Sports Group, LLC 6.625% 2027[1]		1,056	132
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 6.666% 2027[2,3]		1,739	1,608
DIRECTV Holdings, LLC and DIRECTV Financing Co., Inc. 5.875% 2027[1]		3,010	2,577
DISH DBS Corp. 5.125% 2029		570	348
Embarq Corp. 7.995% 2036		1,637	1,233
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 9.416% 2028[2,3]		465	454
Front Range BidCo, Inc. 6.125% 2028[1]		839	608
Frontier Communications Corp. 5.875% 2027[1]		1,550	1,398
Frontier Communications Corp. 5.00% 2028[1]		3,780	3,222
Frontier Communications Corp. 6.75% 2029[1]		1,990	1,642
Frontier Communications Holdings, LLC 5.875% 2029		1,390	1,072
Frontier Communications Holdings, LLC 6.00% 2030[1]		750	579
Frontier Communications Holdings, LLC 8.75% 2030[1]		900	912
Gray Escrow II, Inc. 5.375% 2031[1]		925	743
Gray Television, Inc. 5.875% 2026[1]		203	190
Gray Television, Inc. 7.00% 2027[1]		828	798

American Funds Insurance Series	207

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Gray Television, Inc. 4.75% 2030[1]	USD	397	$311
iHeartCommunications, Inc. 5.25% 2027[1]		1,995	1,710
iHeartCommunications, Inc. 4.75% 2028[1]		250	206
Iliad Holding SAS 6.50% 2026[1]		1,120	1,010
Inmarsat PLC 6.75% 2026[1]		725	654
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 6.75% 2026[2,3]		387	360
Lamar Media Corp. 3.75% 2028		61	54
Lamar Media Corp. 4.875% 2029		300	271
Lamar Media Corp. 4.00% 2030		260	219
Lamar Media Corp. 3.625% 2031		125	103
Level 3 Financing, Inc. 3.75% 2029[1]		550	426
Ligado Networks, LLC 15.50% PIK 2023[1,5]		1,727	941
Ligado Networks, LLC 17.50% PIK 2024[1,5]		290	94
Live Nation Entertainment, Inc. 3.75% 2028[1]		425	368
Magallanes, Inc. 4.279% 2032[1]		298	267
Match Group, Inc. 4.625% 2028[1]		308	280
Mav Acquisition Corp. 5.75% 2028[1]		520	446
Midas OpCo Holdings, LLC 5.625% 2029[1]		3,060	2,467
Netflix, Inc. 4.875% 2028		310	292
News Corp. 3.875% 2029[1]		1,620	1,403
News Corp. 5.125% 2032[1]		1,760	1,562
Nexstar Broadcasting, Inc. 4.75% 2028[1]		2,270	1,951
Nexstar Escrow Corp. 5.625% 2027[1]		789	722
Nielsen Finance, LLC and Nielsen Finance Co. 4.50% 2029[1]		49	44
Qwest Capital Funding, Inc. 6.875% 2028		860	767
Scripps Escrow II, Inc. 3.875% 2029[1]		750	630
Sinclair Television Group, Inc. 5.125% 2027[1]		195	165
Sinclair Television Group, Inc. 4.125% 2030[1]		1,170	930
Sirius XM Radio, Inc. 3.125% 2026[1]		1,600	1,432
Sirius XM Radio, Inc. 4.00% 2028[1]		2,385	2,072
Sirius XM Radio, Inc. 4.125% 2030[1]		445	373
Sirius XM Radio, Inc. 3.875% 2031[1]		2,590	2,067
Sprint Corp. 7.625% 2026		950	1,003
Sprint Corp. 6.875% 2028		6,606	6,966
Sprint Corp. 8.75% 2032		4,601	5,552
Summer (BC) BidCo B, LLC 5.50% 2026[1]		365	327
TEGNA, Inc. 4.625% 2028		478	448
TEGNA, Inc. 5.00% 2029		686	651
T-Mobile US, Inc. 2.625% 2026		1,000	909
T-Mobile US, Inc. 3.375% 2029		1,550	1,361
T-Mobile US, Inc. 2.875% 2031		460	383
Twitter, Inc. 5.00% 2030[1]		1,240	1,178
Univision Communications, Inc. 5.125% 2025[1]		3,195	3,013
Univision Communications, Inc. 6.625% 2027[1]		3,050	2,910
Univision Communications, Inc. 4.50% 2029[1]		4,500	3,781
Univision Communications, Inc. 7.375% 2030[1]		500	489
Univision Communications, Inc., Term Loan, (3-month USD CME Term + 4.50%) 6.25% 2029[2,3]		150	144
UPC Broadband Finco BV 4.875% 2031[1]		650	532
Virgin Media O2 4.25% 2031[1]		1,975	1,593
Virgin Media Secured Finance PLC 4.50% 2030[1]		990	816
VMED O2 UK Financing I PLC 4.75% 2031[1]		200	162
VZ Secured Financing BV 5.00% 2032[1]		1,860	1,548
Warner Music Group 3.75% 2029[1]		1,350	1,130
Warner Music Group 3.875% 2030[1]		780	650
Ziggo Bond Co. BV 5.125% 2030[1]		419	329
Ziggo Bond Finance BV 4.875% 2030[1]		1,550	1,318
ZipRecruiter, Inc. 5.00% 2030[1]		530	446
			102,048

208	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care 9.80%
AdaptHealth, LLC 5.125% 2030[1]	USD	875	$739
Avantor Funding, Inc. 4.625% 2028[1]		2,040	1,875
Avantor Funding, Inc. 3.875% 2029[1]		500	438
Bausch Health Americas, Inc. 9.25% 2026[1]		1,334	957
Bausch Health Americas, Inc. 8.50% 2027[1]		252	177
Bausch Health Companies, Inc. 5.75% 2027[1]		735	610
Bausch Health Companies, Inc. 6.125% 2027[1]		880	750
Bausch Health Companies, Inc. 4.875% 2028[1]		1,940	1,522
Bausch Health Companies, Inc. 5.00% 2028[1]		1,297	694
Bausch Health Companies, Inc. 7.00% 2028[1]		553	317
Bausch Health Companies, Inc. 5.00% 2029[1]		765	400
Bausch Health Companies, Inc. 5.25% 2030[1]		752	391
Bausch Health Companies, Inc. 5.25% 2031[1]		2,955	1,521
Catalent Pharma Solutions, Inc. 3.125% 2029[1]		285	234
Catalent Pharma Solutions, Inc. 3.50% 2030[1]		720	588
Centene Corp. 4.25% 2027		389	364
Centene Corp. 2.45% 2028		3,240	2,711
Centene Corp. 4.625% 2029		4,305	4,027
Centene Corp. 3.00% 2030		2,530	2,103
Centene Corp. 3.375% 2030		642	546
Centene Corp. 2.50% 2031		1,485	1,183
Centene Corp. 2.625% 2031		430	343
Charles River Laboratories International, Inc. 4.25% 2028[1]		561	505
Charles River Laboratories International, Inc. 3.75% 2029[1]		680	591
Charles River Laboratories International, Inc. 4.00% 2031[1]		650	555
Community Health Systems, Inc. 5.625% 2027[1]		1,550	1,316
Community Health Systems, Inc. 6.00% 2029[1]		653	542
Community Health Systems, Inc. 6.875% 2029[1]		240	156
Community Health Systems, Inc. 5.25% 2030[1]		1,305	994
DaVita, Inc. 4.625% 2030[1]		800	626
Encompass Health Corp. 4.50% 2028		496	426
Encompass Health Corp. 4.75% 2030		285	239
Endo DAC / Endo Finance, LLC / Endo Finco 9.50% 2027[1]		311	65
Endo DAC / Endo Finance, LLC / Endo Finco 6.00% 2028[1]		2,613	209
Endo International PLC 5.875% 2024[1]		520	398
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[1]		660	500
Grifols Escrow Issuer SA 4.75% 2028[1]		630	547
HCA, Inc. 5.875% 2026		321	323
HCA, Inc. 5.625% 2028		1,300	1,281
HCA, Inc. 5.875% 2029		255	256
HCA, Inc. 3.50% 2030		1,255	1,071
HCA, Inc. 5.50% 2047		33	30
HCA, Inc. 5.25% 2049		475	410
HCA, Inc. 4.625% 2052[1]		233	187
HCA, Inc. 7.50% 2095		250	256
HealthEquity, Inc. 4.50% 2029[1]		730	640
IMS Health Holdings, Inc. 5.00% 2026[1]		823	786
Jazz Securities DAC 4.375% 2029[1]		1,476	1,316
Mallinckrodt PLC 10.00% 2025[1]		1,144	1,104
Minerva Merger Sub, Inc. 6.50% 2030[1]		640	534
Molina Healthcare, Inc. 4.375% 2028[1]		1,135	1,016
Molina Healthcare, Inc. 3.875% 2030[1]		2,309	1,977
Molina Healthcare, Inc. 3.875% 2032[1]		2,115	1,778
Mozart Debt Merger Sub, Inc. 3.875% 2029[1]		220	188
Mozart Debt Merger Sub, Inc. 5.25% 2029[1]		1,705	1,406
Option Care Health, Inc. 4.375% 2029[1]		290	249
Organon Finance 1, LLC 4.125% 2028[1]		535	475
Organon Finance 1, LLC 5.125% 2031[1]		240	208
Owens & Minor, Inc. 4.375% 2024		1,185	1,160
Owens & Minor, Inc. 4.50% 2029[1]		990	810
Owens & Minor, Inc. 6.625% 2030[1]		1,075	983

American Funds Insurance Series	209

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Par Pharmaceutical, Inc. 7.50% 2027[1]	USD	4,505	$3,438
Radiology Partners, Inc. 9.25% 2028[1]		1,503	1,131
RP Escrow Issuer, LLC 5.25% 2025[1]		1,015	879
Select Medical Holdings Corp. 6.25% 2026[1]		554	518
Surgery Center Holdings 10.00% 2027[1]		416	404
Syneos Health, Inc. 3.625% 2029[1]		530	449
Team Health Holdings, Inc. 6.375% 2025[1]		704	493
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 6.775% 2027[2,3]		277	235
Tenet Healthcare Corp. 4.625% 2024		130	125
Tenet Healthcare Corp. 4.875% 2026[1]		5,130	4,737
Tenet Healthcare Corp. 5.125% 2027[1]		710	640
Tenet Healthcare Corp. 6.25% 2027[1]		500	461
Tenet Healthcare Corp. 4.625% 2028[1]		890	776
Tenet Healthcare Corp. 6.125% 2028[1]		640	550
Tenet Healthcare Corp. 4.25% 2029[1]		990	837
Tenet Healthcare Corp. 4.375% 2030[1]		1,450	1,230
Tenet Healthcare Corp. 6.125% 2030[1]		610	565
Tenet Healthcare Corp. 6.875% 2031		100	89
Teva Pharmaceutical Finance Co. BV 6.00% 2024		3,379	3,337
Teva Pharmaceutical Finance Co. BV 7.125% 2025		2,209	2,159
Teva Pharmaceutical Finance Co. BV 3.15% 2026		2,514	2,070
Teva Pharmaceutical Finance Co. BV 4.75% 2027		570	488
Teva Pharmaceutical Finance Co. BV 6.75% 2028		2,238	2,090
Teva Pharmaceutical Finance Co. BV 5.125% 2029		6,555	5,417
Teva Pharmaceutical Finance Co. BV 4.10% 2046		212	133
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]		1,971	1,462
			83,316

Materials 9.47%
Alcoa Nederland Holding BV 5.50% 2027[1]		510	484
Alcoa Nederland Holding BV 4.125% 2029[1]		430	385
Allegheny Technologies, Inc. 5.875% 2027		200	177
Allegheny Technologies, Inc. 4.875% 2029		1,975	1,578
Allegheny Technologies, Inc. 5.125% 2031		880	675
ArcelorMittal 7.00% 2039		488	493
ArcelorMittal 6.75% 2041		755	748
Arconic Corp. 6.00% 2025[1]		360	352
Arconic Rolled Products Corp. 6.125% 2028[1]		200	187
Ardagh Group SA 6.50% Cash 2027[1,5]		422	314
Ardagh Metal Packaging Finance USA, LLC 6.00% 2027[1]		750	744
Ardagh Metal Packaging Finance USA, LLC 3.25% 2028[1]		500	427
Ardagh Metal Packaging Finance USA, LLC 4.00% 2029[1]		650	524
Ardagh Packaging Finance 4.125% 2026[1]		900	764
Axalta Coating Systems, LLC 4.75% 2027[1]		460	414
Ball Corp. 2.875% 2030		160	129
Ball Corp. 3.125% 2031		810	655
BWAY Parent Co., Inc. 5.50% 2024[1]		1,329	1,272
Can-Pack SA / Canpack US, LLC 3.875% 2029[1]		1,960	1,532
Cleveland-Cliffs, Inc. 6.75% 2026[1]		362	360
Cleveland-Cliffs, Inc. 5.875% 2027		2,880	2,691
Cleveland-Cliffs, Inc. 7.00% 2027		297	295
Cleveland-Cliffs, Inc. 4.625% 2029[1]		1,655	1,463
Cleveland-Cliffs, Inc. 4.875% 2031[1]		1,990	1,759
Consolidated Energy Finance SA 6.50% 2026[1]		600	554
Consolidated Energy Finance SA 5.625% 2028[1]		735	592
Constellium SE 3.75% 2029[1]		350	278
Crown Holdings, Inc. 5.25% 2030[1]		240	225
CVR Partners LP 6.125% 2028[1]		1,125	1,007
Diamond (BC) BV 4.625% 2029[1]		205	164

210	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Element Solutions, Inc. 3.875% 2028[1]	USD	620	$513
First Quantum Minerals, Ltd. 7.50% 2025[1]		3,893	3,688
First Quantum Minerals, Ltd. 6.875% 2026[1]		2,726	2,516
First Quantum Minerals, Ltd. 6.875% 2027[1]		5,910	5,294
FMG Resources 4.375% 2031[1]		585	479
Freeport-McMoRan, Inc. 4.25% 2030		437	398
Freeport-McMoRan, Inc. 5.45% 2043		411	381
FXI Holdings, Inc. 7.875% 2024[1]		4,740	4,121
FXI Holdings, Inc. 12.25% 2026[1]		5,685	5,070
GPC Merger Sub, Inc. 7.125% 2028[1]		534	429
Graphic Packaging International, LLC 3.75% 2030[1]		600	509
Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 5.924% 2029[2,3]		455	409
Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]		133	137
Kaiser Aluminum Corp. 4.625% 2028[1]		478	399
Labl, Inc. 5.875% 2028[1]		500	405
Labl, Inc. 8.25% 2029[1]		1,300	984
LSB Industries, Inc. 6.25% 2028[1]		1,510	1,335
Mercer International, Inc. 5.125% 2029		400	342
Methanex Corp. 5.125% 2027		3,740	3,307
Methanex Corp. 5.25% 2029		520	440
Methanex Corp. 5.65% 2044		465	329
Mineral Resources, Ltd. 8.00% 2027[1]		1,310	1,279
Mineral Resources, Ltd. 8.50% 2030[1]		1,720	1,697
Neon Holdings, Inc. 10.125% 2026[1]		840	801
Nova Chemicals Corp. 4.875% 2024[1]		675	643
Nova Chemicals Corp. 5.00% 2025[1]		295	270
Nova Chemicals Corp. 5.25% 2027[1]		2,036	1,752
Nova Chemicals Corp. 4.25% 2029[1]		2,330	1,825
Novelis Corp. 3.25% 2026[1]		745	631
Novelis Corp. 4.75% 2030[1]		1,013	844
Novelis Corp. 3.875% 2031[1]		1,417	1,094
Olin Corp. 5.625% 2029		200	179
Olin Corp. 5.00% 2030		180	156
Olympus Water US Holding Corp. 6.25% 2029[1]		265	185
Owens-Illinois, Inc. 5.875% 2023[1]		420	416
Owens-Illinois, Inc. 6.375% 2025[1]		265	253
Rayonier A.M. Products, Inc. 7.625% 2026[1]		85	74
SCIH Salt Holdings, Inc. 4.875% 2028[1]		2,435	2,029
SCIH Salt Holdings, Inc. 6.625% 2029[1]		1,225	970
SCIL IV, LLC 5.375% 2026[1]		500	401
Scotts Miracle-Gro Co. 4.50% 2029		639	525
Scotts Miracle-Gro Co. 4.375% 2032		455	347
Sealed Air Corp. 4.00% 2027[1]		316	286
Sealed Air Corp. 5.00% 2029[1]		440	412
Silgan Holdings, Inc. 4.125% 2028		377	339
Summit Materials, Inc. 6.50% 2027[1]		360	348
Summit Materials, Inc. 5.25% 2029[1]		955	835
Trivium Packaging BV 5.50% 2026[1]		330	313
Trivium Packaging BV 8.50% 2027[1]		403	378
Tronox, Ltd. 4.625% 2029[1]		730	589
Unifrax Escrow Issuer Corp. 5.25% 2028[1]		234	187
Valvoline, Inc. 4.25% 2030[1]		353	295
Valvoline, Inc. 3.625% 2031[1]		620	497
Venator Materials Corp. 5.75% 2025[1]		3,501	2,808
Venator Materials Corp. 9.50% 2025[1]		1,155	1,161
W. R. Grace Holdings, LLC 4.875% 2027[1]		655	571
W. R. Grace Holdings, LLC 5.625% 2029[1]		440	325
Warrior Met Coal, Inc. 7.875% 2028[1]		2,170	2,071
			80,513

American Funds Insurance Series	211

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 8.65%
AAdvantage Loyalty IP, Ltd. 5.50% 2026[1]	USD	990	$913
ADT Security Corp. 4.125% 2029[1]		735	599
Allison Transmission Holdings, Inc. 3.75% 2031[1]		1,235	992
Atkore, Inc. 4.25% 2031[1]		385	320
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 7.416% 2029[2,3]		2,180	2,098
ATS Automation Tooling Systems, Inc. 4.125% 2028[1]		275	230
Avis Budget Car Rental, LLC 5.75% 2027[1]		885	788
Avis Budget Group, Inc. 5.375% 2029[1]		900	750
Avolon Holdings Funding, Ltd. 5.25% 2024[1]		660	649
Avolon Holdings Funding, Ltd. 2.528% 2027[1]		2,098	1,712
BlueLinx Holdings, Inc. 6.00% 2029[1]		500	391
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]		132	131
Bombardier, Inc. 7.50% 2024[1]		474	446
Bombardier, Inc. 7.50% 2025[1]		1,242	1,126
Bombardier, Inc. 7.125% 2026[1]		3,425	2,835
Bombardier, Inc. 7.875% 2027[1]		5,493	4,587
Bombardier, Inc. 6.00% 2028[1]		2,475	1,859
Bombardier, Inc. 7.45% 2034[1]		450	340
Builders FirstSource, Inc. 4.25% 2032[1]		1,230	939
BWX Technologies, Inc. 4.125% 2028[1]		740	660
BWX Technologies, Inc. 4.125% 2029[1]		1,005	884
Clarivate Science Holdings Corp. 3.875% 2028[1]		1,595	1,337
Clarivate Science Holdings Corp. 4.875% 2029[1]		1,265	1,042
Clean Harbors, Inc. 4.875% 2027[1]		766	702
CoreLogic, Inc. 4.50% 2028[1]		4,279	3,302
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 8.188% 2029[2,3]		660	485
Covanta Holding Corp. 5.00% 2030		1,340	1,097
Covert Mergeco, Inc. 4.875% 2029[1]		1,295	1,055
Dun & Bradstreet Corp. 5.00% 2029[1]		1,585	1,371
Garda World Security Corp. 6.00% 2029[1]		150	115
GFL Environmental, Inc. 3.50% 2028[1]		1,390	1,194
Global Infrastructure Solutions, Inc. 5.625% 2029[1]		500	391
Gol Finance SA 8.00% 2026		200	133
Harsco Corp. 5.75% 2027[1]		700	561
Herc Holdings, Inc. 5.50% 2027[1]		200	183
Howmet Aerospace, Inc. 5.95% 2037		150	142
Icahn Enterprises Finance Corp. 4.75% 2024		1,080	1,011
JELD-WEN Holding, Inc. 4.875% 2027[1]		543	424
Labl Escrow Issuer, LLC 6.75% 2026[1]		450	406
Labl Escrow Issuer, LLC 10.50% 2027[1]		1,170	1,019
LSC Communications, Inc. 8.75% 2023[1,4,7,8]		8,933	87
LSC Communications, Inc., Term Loan B, (USD Prime Rate + 4.50%) 7.75% 2022[2,3,4,7,8]		301	3
Masonite International Corp. 3.50% 2030[1]		530	423
MasTec, Inc. 4.50% 2028[1]		460	414
Maxar Technologies, Inc. 7.75% 2027[1]		345	342
Meritor, Inc. 4.50% 2028[1]		210	202
Mueller Water Products, Inc. 4.00% 2029[1]		275	240
Nielsen Finance, LLC and Nielsen Finance Co. 5.625% 2028[1]		250	233
Nielsen Finance, LLC and Nielsen Finance Co. 5.875% 2030[1]		1,100	1,012
Nielsen Finance, LLC and Nielsen Finance Co. 4.75% 2031[1]		511	460
Park River Holdings, Inc. 5.625% 2029[1]		775	484
PGT Innovations, Inc. 4.375% 2029[1]		1,125	889
Pitney Bowes, Inc. 6.875% 2027[1]		600	477
PM General Purchaser, LLC 9.50% 2028[1]		2,198	1,779
Prime Security Services Borrower, LLC 3.375% 2027[1]		475	393
Prime Security Services Borrower, LLC 6.25% 2028[1]		627	526
R.R. Donnelley & Sons Co. 6.125% 2026[1]		375	351
Roller Bearing Company of America, Inc. 4.375% 2029[1]		170	145
Sensata Technologies, Inc. 3.75% 2031[1]		500	402
SkyMiles IP, Ltd. 4.75% 2028[1]		1,715	1,621

212	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
SRS Distribution, Inc. 4.625% 2028[1]	USD	480	$421
Stericycle, Inc. 5.375% 2024[1]		1,135	1,098
Stericycle, Inc. 3.875% 2029[1]		1,360	1,114
The Brink’s Co. 4.625% 2027[1]		719	640
Titan International, Inc. 7.00% 2028		750	706
TransDigm, Inc. 6.25% 2026[1]		1,638	1,584
TransDigm, Inc. 6.375% 2026		240	225
TransDigm, Inc. 6.875% 2026		460	430
TransDigm, Inc. 5.50% 2027		855	728
TransDigm, Inc. 4.625% 2029		155	125
TransDigm, Inc. 4.875% 2029		450	367
Triumph Group, Inc. 6.25% 2024[1]		4,172	3,727
Triumph Group, Inc. 8.875% 2024[1]		536	541
Triumph Group, Inc. 7.75% 2025[1]		1,140	879
Uber Technologies, Inc. 8.00% 2026[1]		498	497
United Airlines Holdings, Inc. 6.50% 2027[1]		3,795	3,741
United Airlines, Inc. 4.375% 2026[1]		480	425
United Airlines, Inc. 4.625% 2029[1]		660	562
United Rentals, Inc. 4.875% 2028		680	644
United Rentals, Inc. 3.875% 2031		525	444
United Rentals, Inc. 3.75% 2032		450	370
Vertical Holdco GMBH 7.625% 2028[1]		835	751
Vertical U.S. Newco, Inc. 5.25% 2027[1]		2,055	1,836
WESCO Distribution, Inc. 7.125% 2025[1]		675	675
WESCO Distribution, Inc. 7.25% 2028[1]		735	729
Western Global Airlines, LLC 10.375% 2025[1]		475	458
XPO Logistics, Inc. 6.25% 2025[1]		136	135
			73,554

Financials 7.21%
Advisor Group Holdings, LLC 6.25% 2028[1]		2,191	1,915
AG Merger Sub II, Inc. 10.75% 2027[1]		3,800	3,763
Alliant Holdings Intermediate, LLC 6.75% 2027[1]		1,741	1,549
Alliant Holdings Intermediate, LLC / Alliant Holdings 4.25% 2027[1]		890	771
Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[1]		1,560	1,297
AmWINS Group, Inc. 4.875% 2029[1]		1,260	1,033
Aretec Escrow Issuer, Inc. 7.50% 2029[1]		2,375	2,028
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.50% 2029[2,3]		1,245	1,153
AssuredPartners, Inc. 8.00% 2027[1]		437	410
AssuredPartners, Inc. 5.625% 2029[1]		365	293
BroadStreet Partners, Inc. 5.875% 2029[1]		575	451
Castlelake Aviation Finance DAC 5.00% 2027[1]		1,840	1,531
Coinbase Global, Inc. 3.375% 2028[1]		1,875	1,186
Coinbase Global, Inc. 3.625% 2031[1]		1,545	872
Compass Diversified Holdings 5.25% 2029[1]		4,005	3,313
Compass Diversified Holdings 5.00% 2032[1]		1,330	1,031
Credit Acceptance Corp. 5.125% 2024[1]		325	307
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 2026[2,3,7,8]		947	838
Digital Currency Group, Inc., Term Loan, 8.75% 2026[2,7,8]		1,263	1,074
FS Energy and Power Fund 7.50% 2023[1]		2,784	2,795
Hightower Holding, LLC 6.75% 2029[1]		905	682
HUB International, Ltd. 7.00% 2026[1]		2,310	2,177
HUB International, Ltd. 5.625% 2029[1]		240	199
Icahn Enterprises Finance Corp. 5.25% 2027		277	246
Icahn Enterprises Finance Corp. 4.375% 2029		675	547
Iron Mountain Information Management Services, Inc. 5.00% 2032[1]		725	587
Ladder Capital Corp. 4.25% 2027[1]		1,429	1,156
LPL Holdings, Inc. 4.625% 2027[1]		1,592	1,489
LPL Holdings, Inc. 4.00% 2029[1]		1,370	1,174

American Funds Insurance Series	213

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
LPL Holdings, Inc. 4.375% 2031[1]	USD	1,135	$972
MGIC Investment Corp. 5.25% 2028		525	471
MidCap Financial Issuer Trust 6.50% 2028[1]		750	647
MSCI, Inc. 4.00% 2029[1]		900	800
MSCI, Inc. 3.625% 2030[1]		66	55
MSCI, Inc. 3.625% 2031[1]		1,325	1,093
MSCI, Inc. 3.875% 2031[1]		1,450	1,244
MSCI, Inc. 3.25% 2033[1]		945	755
National Financial Partners Corp. 6.875% 2028[1]		739	612
Navient Corp. 5.50% 2023		1,429	1,419
Navient Corp. 5.875% 2024		1,450	1,335
Navient Corp. 6.125% 2024		1,147	1,090
Navient Corp. 6.75% 2025		550	497
Navient Corp. 6.75% 2026		400	355
Navient Corp. 5.00% 2027		2,883	2,375
Navient Corp. 4.875% 2028		320	251
Navient Corp. 5.50% 2029		2,280	1,761
Navient Corp. 5.625% 2033		1,778	1,237
Onemain Finance Corp. 3.875% 2028		206	158
OneMain Holdings, Inc. 7.125% 2026		1,335	1,237
Owl Rock Capital Corp. 3.75% 2025		600	556
Owl Rock Capital Corp. 3.40% 2026		290	255
Owl Rock Capital Corp. II 4.625% 2024[1]		450	428
Owl Rock Capital Corp. III 3.125% 2027[1]		600	513
Owl Rock Core Income Corp. 4.70% 2027[1]		800	730
Oxford Finance, LLC / Oxford Finance Co-Issuer II, Inc. 6.375% 2027[1]		1,893	1,816
Quicken Loans, LLC 3.625% 2029[1]		455	359
Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[1]		520	431
Ryan Specialty Group, LLC 4.375% 2030[1]		725	632
Springleaf Finance Corp. 6.125% 2024		367	351
Springleaf Finance Corp. 6.625% 2028		340	304
Springleaf Finance Corp. 5.375% 2029		183	149
Starwood Property Trust, Inc. 4.375% 2027[1]		570	496
			61,251

Information technology 4.88%
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.489% 2025[2,3]		3,674	3,181
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.506% 2025[2,3]		822	797
Avaya, Inc. 6.125% 2028[1]		490	321
Black Knight, Inc. 3.625% 2028[1]		410	356
BMC Software, Inc. 7.125% 2025[1]		180	173
BMC Software, Inc. 9.125% 2026[1]		240	225
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[2,3]		1,220	1,136
Booz Allen Hamilton, Inc. 3.875% 2028[1]		1,765	1,565
Booz Allen Hamilton, Inc. 4.00% 2029[1]		880	769
CA Magnum Holdings 5.375% 2026[1]		220	191
CDK Global, Inc. 7.25% 2029[1]		1,550	1,494
Ciena Corp. 4.00% 2030[1]		440	380
CommScope Finance, LLC 6.00% 2026[1]		430	397
CommScope Finance, LLC 8.25% 2027[1]		310	246
CommScope Technologies, LLC 6.00% 2025[1]		380	329
CommScope Technologies, LLC 5.00% 2027[1]		220	163
Condor Merger Sub, Inc. 7.375% 2030[1]		850	693
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.00% 2023[2,3]		1,631	1,384
Diebold Nixdorf, Inc. 9.375% 2025[1]		7,304	5,116
Diebold, Inc. 8.50% 2024		1,301	678
Elastic NV 4.125% 2029[1]		350	293
Entegris Escrow Corp. 4.75% 2029[1]		790	737
Fair Isaac Corp. 4.00% 2028[1]		1,695	1,505
Gartner, Inc. 4.50% 2028[1]		2,098	1,930

214	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Gartner, Inc. 3.75% 2030[1]	USD	450	$384
GoDaddy Operating Co. 5.25% 2027[1]		390	358
GoDaddy Operating Co. 3.50% 2029[1]		210	177
Imola Merger Corp. 4.75% 2029[1]		300	252
MicroStrategy, Inc. 6.125% 2028[1]		385	307
MoneyGram International, Inc. 5.375% 2026[1]		1,575	1,502
NCR Corp. 5.00% 2028[1]		315	268
NCR Corp. 5.125% 2029[1]		3,409	2,890
NCR Corp. 5.25% 2030[1]		116	100
Rocket Software, Inc. 6.50% 2029[1]		785	569
Sabre GLBL, Inc. 7.375% 2025[1]		48	45
Sabre Holdings Corp. 9.25% 2025[1]		338	326
Square, Inc. 2.75% 2026[1]		2,125	1,891
Square, Inc. 3.50% 2031[1]		1,675	1,338
Synaptics, Inc. 4.00% 2029[1]		375	305
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.212% 2026[2,3]		468	441
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 6.212% 2027[2,3]		2,545	2,364
Unisys Corp. 6.875% 2027[1]		1,795	1,570
VeriSign, Inc. 5.25% 2025		132	133
Veritas Holdings, Ltd. 7.50% 2025[1]		1,481	1,114
Viavi Solutions, Inc. 3.75% 2029[1]		230	193
Xerox Corp. 5.00% 2025[1]		570	531
Xerox Corp. 5.50% 2028[1]		435	364
			41,481

Consumer staples 3.89%
Albertsons Companies, Inc. 4.625% 2027[1]		1,060	949
Albertsons Companies, Inc. 5.875% 2028[1]		190	178
Albertsons Companies, Inc. 3.50% 2029[1]		2,628	2,135
Albertsons Companies, Inc. 4.875% 2030[1]		335	288
B&G Foods, Inc. 5.25% 2025		612	565
B&G Foods, Inc. 5.25% 2027		1,428	1,237
Central Garden & Pet Co. 4.125% 2030		1,060	871
Central Garden & Pet Co. 4.125% 2031[1]		1,005	808
Coty, Inc. 5.00% 2026[1]		700	643
Coty, Inc. 6.50% 2026[1]		320	296
Coty, Inc. 4.75% 2029[1]		875	753
Darling Ingredients, Inc. 5.25% 2027[1]		689	668
Darling Ingredients, Inc. 6.00% 2030[1]		950	948
Edgewell Personal Care Co. 5.50% 2028[1]		275	251
Energizer Holdings, Inc. 4.375% 2029[1]		545	419
Ingles Markets, Inc. 4.00% 2031[1]		345	299
Kraft Heinz Company 3.875% 2027		375	363
Kraft Heinz Company 4.375% 2046		646	539
Kraft Heinz Company 5.50% 2050		440	423
Kronos Acquisition Holdings, Inc. 5.00% 2026[1]		1,816	1,555
Kronos Acquisition Holdings, Inc. 7.00% 2027[1]		2,890	2,171
Lamb Weston Holdings, Inc. 4.875% 2028[1]		260	245
Lamb Weston Holdings, Inc. 4.125% 2030[1]		2,500	2,171
Lamb Weston Holdings, Inc. 4.375% 2032[1]		810	706
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 6.00% 2026[2,3]		788	732
Performance Food Group, Inc. 5.50% 2027[1]		570	529
Performance Food Group, Inc. 4.25% 2029[1]		483	404
Pilgrim’s Pride Corp. 5.875% 2027[1]		720	691
Post Holdings, Inc. 5.625% 2028[1]		1,449	1,379
Post Holdings, Inc. 5.50% 2029[1]		811	727
Post Holdings, Inc. 4.625% 2030[1]		3,355	2,837
Post Holdings, Inc. 4.50% 2031[1]		1,350	1,108
Prestige Brands International, Inc. 5.125% 2028[1]		103	96

American Funds Insurance Series	215

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Prestige Brands International, Inc. 3.75% 2031[1]	USD	1,275	$1,059
Simmons Foods, Inc. 4.625% 2029[1]		993	841
TreeHouse Foods, Inc. 4.00% 2028		1,415	1,155
United Natural Foods, Inc. 6.75% 2028[1]		1,700	1,591
US Foods, Inc. 4.625% 2030[1]		460	388
			33,018

Utilities 3.26%
AmeriGas Partners LP 5.875% 2026		275	257
AmeriGas Partners LP 5.75% 2027		392	359
Calpine Corp. 4.50% 2028[1]		150	136
Calpine Corp. 5.125% 2028[1]		518	457
Calpine Corp. 3.75% 2031[1]		500	408
DPL, Inc. 4.125% 2025		765	708
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6]		1,155	1,119
FirstEnergy Corp. 2.25% 2030		980	778
FirstEnergy Corp. 2.65% 2030		624	516
FirstEnergy Corp. 7.375% 2031		337	379
FirstEnergy Corp. 3.40% 2050		470	320
FirstEnergy Corp., Series C, 5.35% 2047[6]		475	402
FirstEnergy Transmission, LLC 2.866% 2028[1]		325	275
FirstEnergy Transmission, LLC 4.55% 2049[1]		100	81
NextEra Energy Partners LP 4.25% 2024[1]		122	117
NGL Energy Partners LP 7.50% 2026		650	487
NRG Energy, Inc. 3.625% 2031[1]		1,130	888
Pacific Gas and Electric Co. 4.55% 2030		623	554
Pacific Gas and Electric Co. 3.95% 2047		500	347
Pacific Gas and Electric Co. 3.50% 2050		400	268
PG&E Corp. 5.00% 2028		3,205	2,713
PG&E Corp. 5.25% 2030		3,040	2,507
PG&E Corp., Term Loan, (3-month USD-LIBOR + 3.00%) 4.688% 2025[2,3]		250	236
Talen Energy Corp. 10.50% 2026[1]		2,987	1,941
Talen Energy Corp. 7.25% 2027[1,4]		4,699	4,634
Talen Energy Corp. 6.625% 2028[1]		130	126
Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 5.949% 2023[2,3]		3,085	3,058
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 5.416% 2026[2,3,4]		500	480
Talen Energy Supply, LLC 7.625% 2028[1,4]		489	480
Targa Resources Partners LP 4.00% 2032		550	472
Venture Global Calcasieu Pass, LLC 3.875% 2029[1]		1,190	1,044
Vistra Operations Co., LLC 3.55% 2024[1]		231	223
Vistra Operations Co., LLC 5.625% 2027[1]		970	914
			27,684

Real estate 2.98%
Brookfield Property REIT, Inc. 5.75% 2026[1]		2,284	2,091
Diversified Healthcare Trust 4.375% 2031		560	382
Forestar Group, Inc. 3.85% 2026[1]		465	383
Forestar Group, Inc. 5.00% 2028[1]		92	75
Howard Hughes Corp. 5.375% 2028[1]		1,447	1,215
Howard Hughes Corp. 4.125% 2029[1]		2,043	1,579
Howard Hughes Corp. 4.375% 2031[1]		2,218	1,645
Iron Mountain, Inc. 4.875% 2027[1]		1,616	1,465
Iron Mountain, Inc. 5.00% 2028[1]		367	326
Iron Mountain, Inc. 5.25% 2028[1]		1,214	1,092
Iron Mountain, Inc. 5.25% 2030[1]		2,680	2,335
Iron Mountain, Inc. 4.50% 2031[1]		950	779
Kennedy-Wilson Holdings, Inc. 4.75% 2029		2,505	2,033
Kennedy-Wilson Holdings, Inc. 4.75% 2030		2,315	1,815

216	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Kennedy-Wilson Holdings, Inc. 5.00% 2031	USD	2,265	$1,759
Ladder Capital Corp. 5.25% 2025[1]		740	671
Ladder Capital Corp. 4.75% 2029[1]		100	77
Medical Properties Trust, Inc. 5.00% 2027		638	585
Medical Properties Trust, Inc. 3.50% 2031		239	189
Park Intermediate Holdings, LLC 4.875% 2029[1]		820	705
Realogy Corp. 5.75% 2029[1]		2,028	1,541
Realogy Corp. 5.25% 2030[1]		922	685
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[1]		535	455
RLJ Lodging Trust, LP 4.00% 2029[1]		800	659
WeWork Companies, LLC 5.00% 2025[1]		1,170	757
			25,298

Total corporate bonds, notes & loans			767,210

Mortgage-backed obligations 0.07%
Collateralized mortgage-backed obligations 0.07%
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 2033[1,7,8]		712	631

Asset-backed obligations 0.02%
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class C, 6.50% 2041[1,9]		248	129

Total bonds, notes & other debt instruments (cost: $894,827,000)			767,970

Convertible bonds & notes 0.06%
Communication services 0.05%
DISH DBS Corp., convertible notes, 3.375% 2026		635	430

Energy 0.01%
Mesquite Energy, Inc., convertible notes, 13.14% Cash 2023[1,5,7,8]		79	79

Total convertible bonds & notes (cost: $719,000)			509

Convertible stocks 0.09%		Shares
Financials 0.05%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]		411	473

Utilities 0.04%
PG&E Corp., convertible preferred units, 5.50% 2023		3,350	320

Total convertible stocks (cost: $677,000)			793

Common stocks 4.61%
Health care 2.42%
Rotech Healthcare, Inc.[7,8,10,11]		201,793	20,582

Energy 1.43%
Chesapeake Energy Corp.		51,857	4,206
Oasis Petroleum, Inc.		21,768	2,648
Ascent Resources - Utica, LLC, Class A7,8,10,11		6,297,894	1,700
Denbury, Inc.[10]		22,380	1,343
Weatherford International[10]		40,159	850
California Resources Corp.		17,202	662

American Funds Insurance Series	217

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Diamond Offshore Drilling, Inc.[10]	82,188	$484
Diamond Offshore Drilling, Inc.[1,10]	28,784	170
McDermott International, Ltd.[7,8,10]	107,875	62
Mesquite Energy, Inc.[7,8,10]	3,558	21
Bighorn Permian Resources, LLC[7,8,10]	2,894	15
Constellation Oil Services Holding SA, Class B-1[7,8,10]	3,449,949	—	[12]
		12,161

Consumer discretionary 0.34%
NMG Parent, LLC[10]	9,965	1,794
MYT Holding Co., Class B7,8,10	608,846	1,065
		2,859

Financials 0.32%
Jonah Energy Parent, LLC[7,8]	38,716	2,485
Navient Corp.	20,000	280
		2,765

Information technology 0.05%
MoneyGram International, Inc.[10]	41,400	414

Communication services 0.05%
Intelsat SA7,8,10	8,164	220
iHeartMedia, Inc., Class A10	22,639	179
		399

Total common stocks (cost: $15,065,000)		39,180

Preferred securities 0.31%
Consumer discretionary 0.27%
MYT Holdings, LLC, Series A, preferred shares, 10.00% 2029[10]	2,095,904	2,295

Industrials 0.04%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,7,8,10]	1,022	326

Total preferred securities (cost: $2,933,000)		2,621

Rights & warrants 0.19%
Consumer discretionary 0.15%
NMG Parent, LLC, warrants, expire 2027[7,10]	27,111	1,293

Energy 0.04%
Chesapeake Energy Corp., Class B, warrants, expire 2026[10]	2,867	162
Chesapeake Energy Corp., Class A, warrants, expire 2026[10]	1,440	96
Chesapeake Energy Corp., Class C, warrants, expire 2026[10]	1,102	58
		316

Communication services 0.00%
Intelsat Jackson Holdings SA (CVR), Series A7,8,10	855	4
Intelsat Jackson Holdings SA (CVR), Series B7,8,10	855	3
		7

Total rights & warrants (cost: $699,000)		1,616

218	American Funds Insurance Series

American High-Income Trust (continued)

Short-term securities 2.60%	Shares	Value (000)
Money market investments 2.60%
Capital Group Central Cash Fund 1.38%[13,14]	220,640	$22,060

Total short-term securities (cost: $22,062,000)		22,060
Total investment securities 98.22% (cost: $936,982,000)		834,749
Other assets less liabilities 1.78%		15,127

Net assets 100.00%		$849,876

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation at 6/30/2022 (000)
5 Year U.S. Treasury Note Futures	Short	21	September 2022	USD (2,357)	$18
10 Year U.S. Treasury Note Futures	Short	17	September 2022	(2,015)	27
30 Year Ultra U.S. Treasury Bond Futures	Short	6	September 2022	(926)	28
					$73

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 6/30/2022 (000)	Upfront premium paid (000)	Unrealized appreciation at 6/30/2022 (000)
CDX.NA.HY.38	5.00%	Quarterly	6/20/2027	USD 14,167	$427	$6	$421

Investments in affiliates14

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 6/30/2022 (000)	Dividend income (000)
Short-term securities 2.60%
Money market investments 2.60%
Capital Group Central Cash Fund 1.38%[13]	$17,238	$130,229	$125,397	$(4)	$(6)	$22,060	$68

Private placement securities11

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.	9/26/2013	$4,331	$20,582	2.42%
Ascent Resources - Utica, LLC, Class A	11/15/2016	302	1,700	.20
Total		$4,633	$22,282	2.62%

American Funds Insurance Series	219

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $566,024,000, which represented 66.60% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $25,280,000, which represented 2.97% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Step bond; coupon rate may change at a later date.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $32,316,000, which represented 3.80% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Security did not produce income during the last 12 months.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
[12]	Amount less than one thousand.
[13]	Rate represents the seven-day yield at 6/30/2022.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

CME = CME Group

CVR = Contingent Value Rights

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

220	American Funds Insurance Series

American Funds Mortgage Fund
Investment portfolio June 30, 2022	unaudited

Bonds, notes & other debt instruments 94.57%	Principal amount (000)			Value (000)
Mortgage-backed obligations 74.15%
Federal agency mortgage-backed obligations 70.07%
Fannie Mae Pool #695412 5.00% 2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 2035[1]		2		2
Fannie Mae Pool #256583 5.00% 2036[1]		33		33
Fannie Mae Pool #AC0794 5.00% 2039[1]		5		5
Fannie Mae Pool #931768 5.00% 2039[1]		1		2
Fannie Mae Pool #932606 5.00% 2040[1]		3		3
Fannie Mae Pool #MA4501 2.00% 2041[1]		386		345
Fannie Mae Pool #MA4387 2.00% 2041[1]		20		18
Fannie Mae Pool #AJ1873 4.00% 2041[1]		7		7
Fannie Mae Pool #AE1248 5.00% 2041[1]		9		9
Fannie Mae Pool #AE1274 5.00% 2041[1]		7		7
Fannie Mae Pool #AE1277 5.00% 2041[1]		5		5
Fannie Mae Pool #AE1283 5.00% 2041[1]		2		3
Fannie Mae Pool #MA4540 2.00% 2042[1]		552		493
Fannie Mae Pool #MA4570 2.00% 2042[1]		125		111
Fannie Mae Pool #AE1290 5.00% 2042[1]		5		6
Fannie Mae Pool #AT0300 3.50% 2043[1]		2		2
Fannie Mae Pool #AT3954 3.50% 2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 2044[1]		2		2
Fannie Mae Pool #BJ5015 4.00% 2047[1]		42		42
Fannie Mae Pool #BH3122 4.00% 2047[1]		1		1
Fannie Mae Pool #BK6840 4.00% 2048[1]		28		28
Fannie Mae Pool #BK5232 4.00% 2048[1]		21		21
Fannie Mae Pool #BK9743 4.00% 2048[1]		8		8
Fannie Mae Pool #BK9761 4.50% 2048[1]		5		5
Fannie Mae Pool #CA5496 3.00% 2050[1,3]		1,287		1,212
Fannie Mae Pool #FM9492 2.50% 2051[1]		484		438
Fannie Mae Pool #FM9804 2.50% 2051[1]		262		238
Fannie Mae Pool #FM9694 2.50% 2051[1]		241		219
Fannie Mae Pool #FM7687 3.00% 2051[1]		295		277
Fannie Mae Pool #CB0041 3.00% 2051[1]		220		208
Fannie Mae Pool #FM9976 3.00% 2051[1]		105		99
Fannie Mae Pool #CB2544 3.00% 2052[1]		294		275
Fannie Mae Pool #BF0379 3.50% 2059[1]		156		152
Fannie Mae Pool #BF0497 3.00% 2060[1]		56		53
Fannie Mae Pool #BF0481 3.50% 2060[1]		188		183
Freddie Mac Pool #A18781 5.00% 2034[1,3]		655		689
Freddie Mac Pool #RB5138 2.00% 2041[1]		106		95
Freddie Mac Pool #RB5148 2.00% 2042[1]		617		547
Freddie Mac Pool #RB5145 2.00% 2042[1]		98		87
Freddie Mac Pool #Q15874 4.00% 2043[1]		1		1
Freddie Mac Pool #760014 2.797% 2045[1,4]		383		381
Freddie Mac Pool #760012 3.113% 2045[1,4]		40		40
Freddie Mac Pool #760013 3.202% 2045[1,4]		25		25
Freddie Mac Pool #760015 2.557% 2047[1,4]		70		69
Freddie Mac Pool #Q52069 3.50% 2047[1]		32		31
Freddie Mac Pool #Q47615 3.50% 2047[1]		19		18
Freddie Mac Pool #Q56599 4.00% 2048[1]		32		32
Freddie Mac Pool #Q55971 4.00% 2048[1]		22		22
Freddie Mac Pool #Q56175 4.00% 2048[1]		19		19
Freddie Mac Pool #Q55970 4.00% 2048[1]		11		11
Freddie Mac Pool #Q58411 4.50% 2048[1]		58		60
Freddie Mac Pool #Q58436 4.50% 2048[1]		31		32
Freddie Mac Pool #Q58378 4.50% 2048[1]		21		21
Freddie Mac Pool #RA1339 3.00% 2049[1,3]		1,580		1,482
Freddie Mac Pool #QA2748 3.50% 2049[1]		21		21
Freddie Mac Pool #SD7550 3.00% 2052[1]		425		401
Freddie Mac Pool #SD0873 3.50% 2052[1,3]		1,280		1,249
Freddie Mac, Series K749, Class A2, Multi Family, 2.12% 2029[1]		131		120
Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 2032[1]		275		246
Freddie Mac, Series K144, Class A2, Multi Family, 2.45% 2032[1]		100		90

American Funds Insurance Series	221

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	USD	224	$219
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,4]		166	162
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,4]		143	139
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]		105	101
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]		117	111
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,4]		102	99
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]		160	158
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]		32	31
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]		19	19
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]		331	328
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]		15	15
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 2032[1]		494	488
Government National Mortgage Assn. 2.00% 2052[1,5]		175	155
Government National Mortgage Assn. 2.50% 2052[1,5]		407	373
Government National Mortgage Assn. 3.00% 2052[1,5]		3,033	2,860
Government National Mortgage Assn. 3.50% 2052[1,5]		378	366
Government National Mortgage Assn. 4.00% 2052[1,5]		183	182
Government National Mortgage Assn. 4.00% 2052[1,5]		156	156
Government National Mortgage Assn. 4.50% 2052[1,5]		3,527	3,566
Government National Mortgage Assn. 5.00% 2052[1,5]		8,570	8,751
Government National Mortgage Assn. 5.00% 2052[1,5]		425	436
Government National Mortgage Assn. Pool #AH5894 3.75% 2034[1]		713	728
Government National Mortgage Assn. Pool #AD0028 3.75% 2038[1]		551	550
Government National Mortgage Assn. Pool #AH5897 3.75% 2039[1]		535	534
Government National Mortgage Assn. Pool #004410 4.00% 2039[1]		56	54
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]		92	101
Government National Mortgage Assn. Pool #004823 4.00% 2040[1]		84	82
Government National Mortgage Assn. Pool #005142 4.50% 2041[1]		12	12
Government National Mortgage Assn. Pool #005104 5.00% 2041[1]		172	178
Government National Mortgage Assn. Pool #005165 6.50% 2041[1]		84	87
Government National Mortgage Assn. Pool #MA0366 3.50% 2042[1]		201	190
Government National Mortgage Assn. Pool #AA5326 3.50% 2042[1]		135	131
Government National Mortgage Assn. Pool #AD4360 3.50% 2043[1]		92	91
Government National Mortgage Assn. Pool #AF0140 3.50% 2043[1]		60	59
Government National Mortgage Assn. Pool #AH5884 4.25% 2044[1]		1,123	1,135
Government National Mortgage Assn. Pool #AO0409 4.62% 2065[1]		150	150
Government National Mortgage Assn. Pool #AO0461 4.632% 2065[1]		76	77
Government National Mortgage Assn. Pool #AN1825 4.633% 2065[1]		254	255
Government National Mortgage Assn. Pool #AO0385 4.494% 2066[1]		571	574
Government National Mortgage Assn. Pool #725897 5.20% 2066[1]		1	1
Uniform Mortgage-Backed Security 2.00% 2052[1,5]		2,322	2,013
Uniform Mortgage-Backed Security 2.50% 2052[1,5]		2,106	1,892
Uniform Mortgage-Backed Security 3.50% 2052[1,5]		4,633	4,451
Uniform Mortgage-Backed Security 4.00% 2052[1,5]		12,411	12,201
Uniform Mortgage-Backed Security 4.50% 2052[1,5]		5,220	5,230

222	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 2052[1,5]	USD	245	$245
Uniform Mortgage-Backed Security 5.00% 2052[1,5]		4,635	4,719
Uniform Mortgage-Backed Security 5.00% 2052[1,5]		440	447
			65,205

Collateralized mortgage-backed obligations (privately originated) 2.37%
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,4,6]		101	100
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[1,4,6]		106	104
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,4,6]		357	351
CIM Trust, Series 2022-R2, Class A1, 3.75% 2061[1,4,6]		196	190
COLT Funding, LLC, Series 2021-5, Class A1, 1.726% 2066[1,4,6]		91	83
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[1,4,6]		171	161
GCAT, Series 2021-NQM6, Class A1, 1.855% 2066[1,4,6]		107	98
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 2052[1,4,6]		217	189
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 2.424% 2053[1,4,6]		27	27
Mello Warehouse Securitization Trust, Series 2021-2, Class A, (1-month USD-LIBOR + 0.75%) 2.374% 2055[1,4,6]		210	207
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 2.474% 2055[1,4,6]		175	170
Mill City Mortgage Trust, Series 15-1, Class M2, 3.631% 2056[1,4,6]		60	60
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2052[1,4,6]		141	121
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[1,4,6]		128	123
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 2055[1,4,6]		100	99
Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 2055[1,4,6]		45	45
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,4,6]		61	61
Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.224% 2057[1,4,6]		13	13
			2,202

Commercial mortgage-backed securities 1.71%
Boca Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.767%) 2.27% 2039[1,4,6]		100	98
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.11%) 2.865% 2027[1,4,6]		100	99
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 2.024% 2036[1,4,6]		100	97
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 2.223% 2036[1,4,6]		606	571
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 2.374% 2038[1,4,6]		475	458
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 2.125% 2026[1,4,6]		273	266
			1,589

Total mortgage-backed obligations			68,996

U.S. Treasury bonds & notes 15.26%
U.S. Treasury inflation-protected securities 9.74%
U.S. Treasury Inflation-Protected Security 0.125% 2023[7]		693	705
U.S. Treasury Inflation-Protected Security 0.375% 2023[7]		643	654
U.S. Treasury Inflation-Protected Security 0.625% 2023[7]		345	351
U.S. Treasury Inflation-Protected Security 0.125% 2024[7]		638	645
U.S. Treasury Inflation-Protected Security 0.125% 2024[7]		104	105
U.S. Treasury Inflation-Protected Security 0.50% 2024[7]		244	248
U.S. Treasury Inflation-Protected Security 0.625% 2024[3,7]		4,262	4,332
U.S. Treasury Inflation-Protected Security 0.125% 2025[7]		123	123
U.S. Treasury Inflation-Protected Security 0.125% 2026[7]		63	63

American Funds Insurance Series	223

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 2031[7]	USD	1,166	$1,106
U.S. Treasury Inflation-Protected Security 0.75% 2042[7]		414	376
U.S. Treasury Inflation-Protected Security 1.00% 2049[7]		373	357
			9,065

U.S. Treasury 5.52%
U.S. Treasury 0.875% 2024		70	68
U.S. Treasury 1.125% 2028		1,102	991
U.S. Treasury 1.25% 2028		415	373
U.S. Treasury 1.50% 2028		150	136
U.S. Treasury 1.25% 2031		443	381
U.S. Treasury 1.875% 2032		10	9
U.S. Treasury 2.875% 2032		550	544
U.S. Treasury 1.875% 2041[3]		775	606
U.S. Treasury 2.375% 2042		750	633
U.S. Treasury 3.25% 2042		250	243
U.S. Treasury 1.625% 2050		620	434
U.S. Treasury 1.875% 2051		965	721
			5,139

Total U.S. Treasury bonds & notes			14,204

Asset-backed obligations 4.34%
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 2.478% 2030[1,4,6]		250	246
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[1,6]		65	61
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[1,6]		70	66
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 2060[1,6]		290	263
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 2061[1,6]		426	377
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 2026[1,6]		93	92
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[1,6]		16	16
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 2039[1,6]		100	98
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[1,6]		86	81
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,6]		129	118
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,6]		235	216
Navient Student Loan Trust, Series 2021-FA, Class A, 1.11% 2070[1,6]		215	189
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,6]		216	200
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[1,6]		784	728
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 2.335% 2062[1,4,6]		593	579
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[1,6]		530	463
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 2.124% 2030[1,4,6]		250	247
			4,040

Bonds & notes of governments & government agencies outside the U.S. 0.55%
CPPIB Capital, Inc. 0.875% 2026[6]		320	290
Ontario Teachers’ Finance Trust 0.875% 2026[6]		250	225
			515

Federal agency bonds & notes 0.27%
Fannie Mae 0.875% 2030		300	248

Total bonds, notes & other debt instruments (cost: $90,234,000)			88,003

224	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Short-term securities 54.13%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 23.46%
Fannie Mae 8/31/2022	1.200%	USD	4,000	$3,990
Federal Farm Credit Banks 8/18/2022	1.140		945	943
Federal Home Loan Bank 7/6/2022	1.360		4,000	3,999
Federal Home Loan Bank 7/13/2022	0.930		11,000	10,996
Federal Home Loan Bank 8/12/2022	1.650		900	899
Tennessee Valley Authority 7/6/2022	1.370		1,000	1,000
				21,827

Commercial paper 21.77%
Apple, Inc. 8/1/2022[6]	1.000		1,500	1,498
Atlantic Asset Securitization, LLC 7/1/2022[6]	1.560		500	500
BofA Securities, Inc. 8/29/2022[6]	2.000		800	797
BofA Securities, Inc. 9/6/2022[6]	1.543		1,200	1,195
Chariot Funding, LLC 8/10/2022[6]	1.650		1,000	998
CHARTA, LLC 9/8/2022[6]	1.600		2,000	1,992
Coca-Cola Co. 8/9/2022[6]	1.000		1,600	1,597
Eli Lilly and Co. 7/1/2022[6]	0.900		2,000	2,000
Henkel of America, Inc. 7/19/2022[6]	0.850		2,000	1,998
Honeywell International, Inc. 10/17/2022[6]	2.050		2,000	1,987
Linde, Inc. 7/6/2022	1.590		2,000	2,000
Paccar Financial Corp. 7/1/2022	0.950		200	200
Procter & Gamble Co. 7/11/2022[6]	0.780		2,000	1,999
Wal-Mart Stores, Inc. 7/25/2022[6]	1.543		1,000	999
Wal-Mart Stores, Inc. 8/8/2022[6]	1.650		500	499
				20,259

U.S. Treasury bills 8.90%
U.S. Treasury 8/16/2022	1.350		550	549
U.S. Treasury 8/18/2022	1.010		5,750	5,739
U.S. Treasury 8/23/2022	1.430		2,000	1,996
				8,284

Total short-term securities (cost: $50,383,000)				50,370
Total investment securities 148.70% (cost: $140,617,000)				138,373
Other assets less liabilities (48.70)%				(45,320)

Net assets 100.00%				$93,053

American Funds Insurance Series	225

American Funds Mortgage Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 6/30/2022 (000)
30 Day Federal Funds Futures	Long	42	September 2022	USD	17,105	$6
3 Month SOFR Futures	Short	12	June 2023		(2,899)	3
2 Year U.S. Treasury Note Futures	Short	28	September 2022		(5,880)	(12)
5 Year U.S. Treasury Note Futures	Long	77	September 2022		8,643	(27)
10 Year Ultra U.S. Treasury Note Futures	Long	60	September 2022		7,643	(73)
10 Year U.S. Treasury Note Futures	Long	12	September 2022		1,422	(17)
20 Year U.S. Treasury Bond Futures	Long	12	September 2022		1,664	31
30 Year Ultra U.S. Treasury Bond Futures	Long	1	September 2022		154	(5)
						$(94)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Upfront	Unrealized
Receive		Pay			Notional		Value at	premium	appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	USD	1,800	$675	$5	$670

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $673,000, which represented .72% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $26,405,000, which represented 28.38% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced
USD = U.S. dollars

Refer to the notes to financial statements.

226	American Funds Insurance Series

Ultra-Short Bond Fund
Investment portfolio June 30, 2022	unaudited

Short-term securities 98.17%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 69.40%
ANZ New Zealand (International), Ltd. 8/15/2022[1]	1.400%	USD	3,700	$3,691
Bank of Montreal 7/19/2022[1]	1.600		10,500	10,491
BofA Securities, Inc. 8/22/2022[1]	1.850		10,000	9,971
British Columbia (Province of) 7/20/2022	1.050		4,800	4,796
British Columbia (Province of) 8/22/2022	1.346		1,900	1,895
British Columbia (Province of) 8/25/2022	1.340		4,000	3,989
Caisse d’Amortissement de la Dette Sociale 7/13/2022	1.130		2,445	2,444
Caisse d’Amortissement de la Dette Sociale 8/30/2022	1.938		7,000	6,976
Chariot Funding, LLC 7/26/2022[1]	1.148		7,500	7,491
CRC Funding, LLC 9/12/2022[1]	1.570		10,300	10,255
DBS Bank, Ltd. 9/1/2022[1]	1.570		5,000	4,982
DBS Bank, Ltd. 9/22/2022[1]	2.220		4,000	3,979
DNB Bank ASA 7/8/2022[1]	1.165		4,000	3,999
EssilorLuxottica 9/22/2022[1]	2.200		4,100	4,081
Gotham Funding Corp. 7/15/2022[1]	1.080		8,300	8,294
Gotham Funding Corp. 8/30/2022[1]	1.520		3,000	2,990
Hydro-Québec 7/25/2022[1]	1.550		10,500	10,489
ING (U.S.) Funding, LLC 7/26/2022	1.120		7,000	6,992
KfW 8/23/2022[1]	1.950		9,200	9,174
Komatsu Finance America, Inc. 7/21/2022[1]	1.600		3,600	3,597
Liberty Street Funding, LLC 7/28/2022[1]	1.200		3,000	2,996
Liberty Street Funding, LLC 9/22/2022[1]	2.200		5,000	4,974
LMA-Americas, LLC 7/19/2022[1]	1.180		3,700	3,697
Longship Funding, LLC 7/6/2022[1]	1.180		6,000	5,998
Longship Funding, LLC 7/13/2022[1]	1.310		5,000	4,997
LVMH Moët Hennessy Louis Vuitton, Inc. 8/25/2022[1]	1.900		2,100	2,094
LVMH Moët Hennessy Louis Vuitton, Inc. 9/20/2022[1]	2.000		5,600	5,574
Mizuho Bank, Ltd. 7/18/2022[1]	0.995		10,000	9,992
Nederlandse Waterschapsbank NV 7/28/2022[1]	1.208		10,000	9,986
Nestlé Finance International, Ltd. 7/11/2022[1]	1.200		7,000	6,997
Nestlé Finance International, Ltd. 8/31/2022[1]	1.383		4,100	4,089
Novartis Finance Corp. 7/22/2022[1]	1.590		8,000	7,992
Oesterreich Kontrollbank 7/18/2022	1.600		5,800	5,795
Oesterreich Kontrollbank 8/29/2022	1.909		5,000	4,984
Old Line Funding, LLC 7/6/2022[1]	0.870		10,000	9,997
Siemens Capital Co., LLC 7/1/2022[1]	1.560		5,000	5,000
Siemens Capital Co., LLC 7/11/2022[1]	0.810		4,900	4,898
Sumitomo Mitsui Banking Corp. 7/27/2022[1]	1.600		5,000	4,994
Sumitomo Mitsui Trust Bank, Ltd. 8/5/2022[1]	1.750		8,000	7,986
Sumitomo Mitsui Trust Bank, Ltd. 8/26/2022[1]	1.475		2,800	2,791
Swedish Export Credit Corp. 8/8/2022	1.250		10,000	9,982
TotalEnergies Capital Canada, Ltd. 7/1/2022[1]	1.640		11,000	11,000
Toyota Industries Commercial Finance, Inc. 7/26/2022[1]	1.120		7,900	7,891
Toyota Industries Commercial Finance, Inc. 9/6/2022[1]	1.500		3,000	2,989
Toyota Motor Credit Corp. 7/18/2022	1.240		5,000	4,996
United Overseas Bank, Ltd. 7/12/2022[1]	1.120		10,000	9,995
Wal-Mart Stores, Inc. 8/1/2022[1]	1.630		11,000	10,984
				294,244

Federal agency bills & notes 17.61%
Federal Home Loan Bank 7/13/2022	0.861		21,600	21,592
Federal Home Loan Bank 7/15/2022	0.930		3,300	3,299
Federal Home Loan Bank 7/27/2022	0.990		8,000	7,993
Federal Home Loan Bank 7/29/2022	1.030		5,000	4,996
Federal Home Loan Bank 8/3/2022	1.050		5,000	4,995
Federal Home Loan Bank 8/17/2022	1.660		15,000	14,974
Federal Home Loan Bank 8/24/2022	1.630		1,900	1,896

American Funds Insurance Series	227

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes (continued)
Federal Home Loan Bank 9/2/2022	1.190%	USD	5,000	$4,987
Federal Home Loan Bank 9/28/2022	1.870		5,000	4,979
Federal Home Loan Bank 10/13/2022	1.907		5,000	4,974
				74,685

U.S. Treasury bills 11.16%
U.S. Treasury 7/19/2022	0.678		10,000	9,995
U.S. Treasury 7/21/2022	0.800		10,000	9,994
U.S. Treasury 8/2/2022	1.013		3,200	3,197
U.S. Treasury 8/9/2022	0.942		10,000	9,987
U.S. Treasury 9/8/2022	1.375		4,200	4,188
U.S. Treasury 10/18/2022	1.936		10,000	9,940
				47,301

Total short-term securities (cost: $416,305,000)				416,230
Total investment securities 98.17% (cost: $416,305,000)				416,230
Other assets less liabilities 1.83%				7,777

Net assets 100.00%				$424,007

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $241,395,000, which represented 56.93% of the net assets of the fund.

Refer to the notes to financial statements.

228	American Funds Insurance Series

U.S. Government Securities Fund
Investment portfolio June 30, 2022	unaudited

Bonds, notes & other debt instruments 91.14%	Principal amount (000)			Value (000)
Mortgage-backed obligations 46.39%
Federal agency mortgage-backed obligations 46.39%
Fannie Mae Pool #695412 5.00% 2033[1]	USD	1		$1
Fannie Mae Pool #AD3566 5.00% 2035[1]		6		7
Fannie Mae Pool #MA2746 4.00% 2036[1]		1,483		1,509
Fannie Mae Pool #MA2588 4.00% 2036[1]		740		753
Fannie Mae Pool #256860 6.50% 2037[1]		12		13
Fannie Mae Pool #888698 7.00% 2037[1]		17		18
Fannie Mae Pool #256828 7.00% 2037[1]		3		3
Fannie Mae Pool #970343 6.00% 2038[1]		14		15
Fannie Mae Pool #AC0794 5.00% 2039[1]		20		21
Fannie Mae Pool #931768 5.00% 2039[1]		6		6
Fannie Mae Pool #932606 5.00% 2040[1]		11		12
Fannie Mae Pool #MA4501 2.00% 2041[1]		3,084		2,758
Fannie Mae Pool #AJ1873 4.00% 2041[1]		27		27
Fannie Mae Pool #AI1862 5.00% 2041[1]		404		424
Fannie Mae Pool #AI3510 5.00% 2041[1]		232		242
Fannie Mae Pool #AJ0704 5.00% 2041[1]		187		196
Fannie Mae Pool #AJ5391 5.00% 2041[1]		137		144
Fannie Mae Pool #AE1248 5.00% 2041[1]		36		38
Fannie Mae Pool #AE1277 5.00% 2041[1]		18		19
Fannie Mae Pool #AE1283 5.00% 2041[1]		10		10
Fannie Mae Pool #MA4540 2.00% 2042[1]		1,422		1,271
Fannie Mae Pool #MA4570 2.00% 2042[1]		916		814
Fannie Mae Pool #AE1290 5.00% 2042[1]		22		23
Fannie Mae Pool #AT7161 3.50% 2043[1]		46		45
Fannie Mae Pool #AT3954 3.50% 2043[1]		8		8
Fannie Mae Pool #AT0300 3.50% 2043[1]		7		7
Fannie Mae Pool #AY1829 3.50% 2044[1]		8		8
Fannie Mae Pool #BE5017 3.50% 2045[1]		64		63
Fannie Mae Pool #BE8740 3.50% 2047[1]		62		61
Fannie Mae Pool #BE8742 3.50% 2047[1]		17		17
Fannie Mae Pool #BH2846 3.50% 2047[1]		8		8
Fannie Mae Pool #BH2848 3.50% 2047[1]		7		7
Fannie Mae Pool #BH2847 3.50% 2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 2047[1]		169		169
Fannie Mae Pool #BH3122 4.00% 2047[1]		5		5
Fannie Mae Pool #BM3788 3.50% 2048[1]		3,442		3,367
Fannie Mae Pool #BJ4901 3.50% 2048[1]		45		44
Fannie Mae Pool #BK6840 4.00% 2048[1]		111		111
Fannie Mae Pool #BK5232 4.00% 2048[1]		85		85
Fannie Mae Pool #BK9743 4.00% 2048[1]		32		32
Fannie Mae Pool #BK9761 4.50% 2048[1]		20		21
Fannie Mae Pool #CA4151 3.50% 2049[1]		620		607
Fannie Mae Pool #FM1062 3.50% 2049[1]		467		456
Fannie Mae Pool #FM1443 3.50% 2049[1]		345		336
Fannie Mae Pool #BJ8411 3.50% 2049[1]		122		119
Fannie Mae Pool #FM2179 3.00% 2050[1]		3,996		3,754
Fannie Mae Pool #FM7687 3.00% 2051[1]		6,092		5,730
Fannie Mae Pool #FM9976 3.00% 2051[1]		889		841
Fannie Mae Pool #CB2544 3.00% 2052[1]		2,473		2,317
Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[1,2]		—	[3]	—	[3]
Fannie Mae, Series 2001-4, Class NA, 9.00% 2025[1,2]		—	[3]	—	[3]
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.28% 2023[1,2]		284		283
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[1,2]		509		509
Freddie Mac Pool #1H1354 2.362% 2036[1,2]		55		57
Freddie Mac Pool #C03518 5.00% 2040[1]		298		315
Freddie Mac Pool #RB5138 2.00% 2041[1]		828		740
Freddie Mac Pool #G06459 5.00% 2041[1]		735		775
Freddie Mac Pool #RB5148 2.00% 2042[1]		1,884		1,671
Freddie Mac Pool #RB5145 2.00% 2042[1]		800		715
Freddie Mac Pool #Q19133 3.50% 2043[1]		34		33
Freddie Mac Pool #Q17696 3.50% 2043[1]		32		31

American Funds Insurance Series	229

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #Q23190 4.00% 2043[1]	USD	159	$161
Freddie Mac Pool #Q15874 4.00% 2043[1]		3	3
Freddie Mac Pool #Q28558 3.50% 2044[1]		217	214
Freddie Mac Pool #760014 2.797% 2045[1,2]		306	305
Freddie Mac Pool #Q52069 3.50% 2047[1]		87	86
Freddie Mac Pool #Q47615 3.50% 2047[1]		50	49
Freddie Mac Pool #Q54701 3.50% 2048[1]		58	57
Freddie Mac Pool #Q54709 3.50% 2048[1]		58	56
Freddie Mac Pool #Q54700 3.50% 2048[1]		47	46
Freddie Mac Pool #Q54781 3.50% 2048[1]		39	38
Freddie Mac Pool #Q54782 3.50% 2048[1]		38	38
Freddie Mac Pool #Q56590 3.50% 2048[1]		32	31
Freddie Mac Pool #Q54699 3.50% 2048[1]		25	25
Freddie Mac Pool #Q54831 3.50% 2048[1]		18	17
Freddie Mac Pool #Q56589 3.50% 2048[1]		18	17
Freddie Mac Pool #Q54698 3.50% 2048[1]		16	15
Freddie Mac Pool #G67711 4.00% 2048[1]		1,522	1,529
Freddie Mac Pool #Q56599 4.00% 2048[1]		126	127
Freddie Mac Pool #Q55971 4.00% 2048[1]		87	87
Freddie Mac Pool #Q56175 4.00% 2048[1]		75	75
Freddie Mac Pool #Q58411 4.50% 2048[1]		233	238
Freddie Mac Pool #Q58436 4.50% 2048[1]		123	126
Freddie Mac Pool #Q58378 4.50% 2048[1]		83	85
Freddie Mac Pool #ZT0522 4.50% 2048[1]		23	23
Freddie Mac Pool #RA1463 3.50% 2049[1]		426	417
Freddie Mac Pool #RA1580 3.50% 2049[1]		220	215
Freddie Mac Pool #QA0284 3.50% 2049[1]		214	208
Freddie Mac Pool #QA2748 3.50% 2049[1]		57	56
Freddie Mac Pool #SD0726 2.50% 2051[1]		15,079	13,686
Freddie Mac Pool #8D0226 2.522% 2052[1,2]		519	488
Freddie Mac Pool #SD7550 3.00% 2052[1]		3,573	3,370
Freddie Mac Pool #SD7553 3.00% 2052[1]		932	877
Freddie Mac Pool #SD0873 3.50% 2052[1]		14,959	14,603
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 1.275% 2023[1,2]		2	2
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[1]		27	27
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[1]		304	303
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[1]		191	191
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[1,2]		2,561	2,562
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 2024[1]		1,363	1,356
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]		4,858	4,735
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,2]		4,805	4,694
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,2]		4,419	4,315
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[1]		851	809
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]		344	331
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]		955	904
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,2]		1,398	1,352
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]		4,371	4,262
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]		554	549
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[1]		279	277
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[1]		2,308	2,284

230	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[1]	USD	801	$780
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]		763	744
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[1]		640	633
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]		418	408
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]		1,947	1,897
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]		19,892	19,728
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]		4,599	4,561
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]		5,264	5,060
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[1]		1,514	1,421
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[1]		435	379
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 2032[1]		4,909	4,850
Government National Mortgage Assn. 2.00% 2052[1,4]		1,395	1,239
Government National Mortgage Assn. 2.50% 2052[1,4]		4,866	4,454
Government National Mortgage Assn. 3.00% 2052[1,4]		44,265	41,744
Government National Mortgage Assn. 3.50% 2052[1,4]		19,527	18,952
Government National Mortgage Assn. 4.00% 2052[1,4]		13,010	12,928
Government National Mortgage Assn. 4.00% 2052[1,4]		11,110	11,065
Government National Mortgage Assn. 4.50% 2052[1,4]		69,578	70,356
Government National Mortgage Assn. 5.00% 2052[1,4]		56,733	57,930
Government National Mortgage Assn. 5.00% 2052[1,4]		890	912
Government National Mortgage Assn. Pool #698668 5.50% 2038[1]		29	30
Government National Mortgage Assn. Pool #700778 5.50% 2038[1]		21	23
Government National Mortgage Assn. Pool #782365 6.00% 2038[1]		94	103
Government National Mortgage Assn. Pool #004269 6.50% 2038[1]		176	195
Government National Mortgage Assn. Pool #698406 5.00% 2039[1]		198	209
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]		93	101
Government National Mortgage Assn. Pool #783689 5.50% 2040[1]		2,875	3,137
Government National Mortgage Assn. Pool #783687 4.50% 2041[1]		604	623
Government National Mortgage Assn. Pool #783688 5.00% 2041[1]		920	977
Government National Mortgage Assn. Pool #MA0533 3.00% 2042[1]		20	20
Uniform Mortgage-Backed Security 2.00% 2037[1,4]		1,115	1,041
Uniform Mortgage-Backed Security 2.50% 2037[1,4]		2,245	2,144
Uniform Mortgage-Backed Security 2.00% 2052[1,4]		11,093	9,620
Uniform Mortgage-Backed Security 3.00% 2052[1,4]		13,270	12,349
Uniform Mortgage-Backed Security 3.00% 2052[1,4]		412	384
Uniform Mortgage-Backed Security 3.50% 2052[1,4]		53,357	51,268
Uniform Mortgage-Backed Security 4.00% 2052[1,4]		121,875	119,806
Uniform Mortgage-Backed Security 4.00% 2052[1,4]		16,422	16,171
Uniform Mortgage-Backed Security 4.50% 2052[1,4]		115,583	115,805
Uniform Mortgage-Backed Security 4.50% 2052[1,4]		19,267	19,268
Uniform Mortgage-Backed Security 5.00% 2052[1,4]		45,150	45,969
Uniform Mortgage-Backed Security 5.00% 2052[1,4]		4,105	4,171
			761,452

U.S. Treasury bonds & notes 37.21%
U.S. Treasury inflation-protected securities 28.33%
U.S. Treasury Inflation-Protected Security 0.125% 2022[5]		4,860	4,879
U.S. Treasury Inflation-Protected Security 0.125% 2023[5]		21,316	21,692
U.S. Treasury Inflation-Protected Security 0.375% 2023[5]		5,367	5,464
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]		30,184	30,714

American Funds Insurance Series	231

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	USD	74,820	$75,584
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]		33,377	33,594
U.S. Treasury Inflation-Protected Security 0.50% 2024[5]		22,236	22,556
U.S. Treasury Inflation-Protected Security 0.625% 2024[5]		73,278	74,492
U.S. Treasury Inflation-Protected Security 0.125% 2025[5]		8,169	8,174
U.S. Treasury Inflation-Protected Security 0.125% 2025[5]		7,572	7,567
U.S. Treasury Inflation-Protected Security 0.375% 2025[5]		56,073	56,629
U.S. Treasury Inflation-Protected Security 0.125% 2026[5]		37,054	36,697
U.S. Treasury Inflation-Protected Security 0.125% 2026[5]		5,578	5,525
U.S. Treasury Inflation-Protected Security 0.625% 2026[5]		3,278	3,316
U.S. Treasury Inflation-Protected Security 0.125% 2027[5]		31,880	31,371
U.S. Treasury Inflation-Protected Security 0.125% 2030[5]		7,074	6,732
U.S. Treasury Inflation-Protected Security 0.125% 2031[5]		9,448	8,965
U.S. Treasury Inflation-Protected Security 0.125% 2031[5]		879	834
U.S. Treasury Inflation-Protected Security 0.125% 2032[5]		9,616	9,100
U.S. Treasury Inflation-Protected Security 2.125% 2041[5]		409	474
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]		9,198	8,364
U.S. Treasury Inflation-Protected Security 0.625% 2043[5]		4,388	3,860
U.S. Treasury Inflation-Protected Security 1.00% 2049[5]		2,757	2,637
U.S. Treasury Inflation-Protected Security 0.25% 2050[5]		327	256
U.S. Treasury Inflation-Protected Security 0.125% 2051[5]		5,851	4,471
U.S. Treasury Inflation-Protected Security 0.125% 2052[5]		1,459	1,125
			465,072

U.S. Treasury 8.88%
U.S. Treasury 2.75% 2025		43,809	43,479
U.S. Treasury 1.875% 2032		13,702	12,399
U.S. Treasury 1.125% 2040		7,000	4,857
U.S. Treasury 1.75% 2041		2,555	1,936
U.S. Treasury 2.25% 2041		900	748
U.S. Treasury 2.50% 2046		5,400	4,564
U.S. Treasury 2.50% 2046		3,900	3,296
U.S. Treasury 2.875% 2046		2,700	2,455
U.S. Treasury 2.25% 2049		1,635	1,336
U.S. Treasury 2.375% 2049		4,125	3,471
U.S. Treasury 2.875% 2049		6,300	5,849
U.S. Treasury 1.25% 2050[6]		29,960	18,978
U.S. Treasury 1.625% 2050[6]		26,165	18,323
U.S. Treasury 1.875% 2051		15,220	11,373
U.S. Treasury 1.875% 2051		3,164	2,364
U.S. Treasury 2.00% 2051[6]		5,546	4,268
U.S. Treasury 2.25% 2052[6]		6,946	5,691
U.S. Treasury 2.875% 2052		350	329
			145,716

Total U.S. Treasury bonds & notes			610,788

Federal agency bonds & notes 7.54%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 2026		350	344
Fannie Mae 0.625% 2025[6]		10,000	9,347
Fannie Mae 0.75% 2027		2,900	2,571
Fannie Mae 0.875% 2030		8,600	7,123
Fannie Mae 7.125% 2030		2,000	2,522
Federal Home Loan Bank 3.25% 2028		6,500	6,524
Federal Home Loan Bank 5.50% 2036		300	362
Private Export Funding Corp. 3.55% 2024		3,190	3,219
Private Export Funding Corp. 1.40% 2028		3,000	2,680
Tennessee Valley Authority 1.875% 2022		14,017	14,015
Tennessee Valley Authority 0.75% 2025		3,700	3,459

232	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes (continued)
Tennessee Valley Authority 2.875% 2027	USD	5,000	$4,947
Tennessee Valley Authority 4.65% 2035		1,780	1,913
Tennessee Valley Authority 5.88% 2036		875	1,057
Tennessee Valley Authority, Series A, 4.625% 2060		250	272
TVA Southaven 3.846% 2033		945	904
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 2023		1,250	1,289
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025		14,779	14,672
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026		2,110	2,301
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022		6,000	6,003
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023		1,500	1,499
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024		2,250	2,242
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025		2,640	2,614
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026		2,625	2,595
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027		11,482	11,323
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028		3,856	3,771
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029		2,650	2,578
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030		2,482	2,513
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031		2,475	2,514
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032		2,377	2,417
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033		2,059	2,097
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034		651	664
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032		768	782
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032		628	645
			123,778

Total bonds, notes & other debt instruments (cost: $1,551,123,000)			1,496,018

Short-term securities 43.70%	Weighted average yield at acquisition
Commercial paper 20.73%
Amazon.com, Inc. 7/12/2022[7]	0.800%	15,000	14,992
Apple, Inc. 8/1/2022[7]	1.000	15,000	14,979
Apple, Inc. 8/8/2022[7]	1.600	10,000	9,983
Atlantic Asset Securitization, LLC 7/1/2022[7]	1.560	15,200	15,199
BofA Securities, Inc. 8/22/2022[7]	1.900	5,000	4,986
BofA Securities, Inc. 8/29/2022[7]	2.000	5,000	4,983
BofA Securities, Inc. 9/6/2022[7]	1.989	25,600	25,498
BofA Securities, Inc. 9/7/2022[7]	1.512	7,700	7,669
CAFCO, LLC 10/4/2022[7]	2.290	13,000	12,919
Chariot Funding, LLC 8/10/2022[7]	1.650	7,000	6,985
CHARTA, LLC 9/6/2022[7]	1.560	10,000	9,961
CHARTA, LLC 9/8/2022[7]	1.600	8,000	7,968
Coca-Cola Co. 8/9/2022[7]	1.000	21,600	21,561
Eli Lilly and Co. 7/1/2022[7]	0.900	10,000	10,000
Eli Lilly and Co. 9/6/2022[7]	1.850	10,000	9,965
Henkel of America, Inc. 7/11/2022[7]	0.880	15,000	14,993
Henkel of America, Inc. 7/19/2022[7]	0.850	5,000	4,996
Henkel of America, Inc. 8/9/2022[7]	1.110	15,000	14,970
Honeywell International, Inc. 9/26/2022[7]	1.450	11,350	11,295
Johnson & Johnson 10/17/2022[7]	1.480	5,000	4,969
JPMorgan Securities LLC 7/18/2022	1.080	5,000	4,996
JPMorgan Securities LLC 8/2/2022	1.400	7,000	6,989
Linde, Inc. 7/6/2022	1.590	4,750	4,749
Paccar Financial Corp. 7/1/2022	0.950	5,000	5,000
Paccar Financial Corp. 7/15/2022	1.600	9,000	8,994
Paccar Financial Corp. 7/27/2022	1.600	5,000	4,994

American Funds Insurance Series	233

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper (continued)
Paccar Financial Corp. 7/28/2022	1.600%	USD	10,000	$9,987
PepsiCo, Inc. 7/25/2022[7]	0.720		20,000	19,978
Procter & Gamble Co. 7/11/2022[7]	0.770		8,000	7,996
Procter & Gamble Co. 7/21/2022[7]	0.900		10,500	10,490
Wal-Mart Stores, Inc. 7/18/2022[7]	1.020		5,000	4,996
Wal-Mart Stores, Inc. 7/25/2022[7]	1.298		12,800	12,786
Wal-Mart Stores, Inc. 8/8/2022[7]	1.650		4,500	4,492
Wal-Mart Stores, Inc. 8/9/2022[7]	1.650		5,000	4,991
				340,309

Federal agency bills & notes 15.05%
Federal Farm Credit Banks 7/20/2022	1.450		25,000	24,986
Federal Home Loan Bank 7/7/2022	0.830		30,000	29,995
Federal Home Loan Bank 7/13/2022	0.930		3,850	3,849
Federal Home Loan Bank 8/12/2022	1.650		5,100	5,092
Federal Home Loan Bank 8/15/2022	1.159		34,500	34,442
Federal Home Loan Bank 8/17/2022	1.150		15,000	14,974
Federal Home Loan Bank 8/18/2022	1.643		15,000	14,973
Federal Home Loan Bank 8/31/2022	1.190		50,000	49,872
Federal Home Loan Bank 9/21/2022	1.810		20,000	19,924
Federal Home Loan Bank 9/28/2022	1.840		10,000	9,958
Tennessee Valley Authority 7/6/2022	1.370		39,000	38,994
				247,059

U.S. Treasury bills 7.92%
U.S. Treasury 8/16/2022	1.350		58,450	58,351
U.S. Treasury 8/23/2022	1.429		71,700	71,545
				129,896

Total short-term securities (cost: $717,419,000)				717,264
Total investment securities 134.84% (cost: $2,268,542,000)				2,213,282
Other assets less liabilities (34.84)%				(571,857)

Net assets 100.00%				$1,641,425

234	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 6/30/2022 (000)
30 Day Federal Funds Futures	Short	36	August 2022	USD	(14,750)	$8
30 Day Federal Funds Futures	Long	1,197	September 2022		487,492	(175)
30 Day Federal Funds Futures	Short	24	February 2023		(9,666)	(7)
90 Day Eurodollar Futures	Long	471	December 2022		113,405	(3,235)
3 Month SOFR Futures	Short	22	March 2023		(5,317)	(2)
3 Month SOFR Futures	Short	225	June 2023		(54,354)	54
90 Day Eurodollar Futures	Long	2,043	September 2023		494,176	(12,139)
90 Day Eurodollar Futures	Short	1,261	December 2023		(305,493)	6,654
90 Day Eurodollar Futures	Short	1,272	December 2024		(308,985)	4,093
2 Year U.S. Treasury Note Futures	Short	2,083	September 2022		(437,462)	202
5 Year U.S. Treasury Note Futures	Long	2,568	September 2022		288,258	758
10 Year U.S. Treasury Note Futures	Long	826	September 2022		97,907	(329)
10 Year Ultra U.S. Treasury Note Futures	Long	693	September 2022		88,271	(1,209)
20 Year U.S. Treasury Bond Futures	Long	304	September 2022		42,142	(566)
30 Year Ultra U.S. Treasury Bond Futures	Long	42	September 2022		6,482	137
						$(5,756)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
2.5775%	Annual	U.S. EFFR	Annual	7/16/2022	USD	181,639	$81	$—	$81
U.S. EFFR	Annual	1.395%	Annual	7/27/2022		422,500	73	—	73
1.955%	Annual	U.S. EFFR	Annual	9/21/2022		320,100	(158)	—	(158)
SOFR	Annual	0.471%	Annual	10/26/2023		30,500	1,004	—	1,004
0.45801%	Annual	SOFR	Annual	10/26/2023		30,500	(1,009)	—	(1,009)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024		119,400	(5,441)	—	(5,441)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024		97,600	2,764	—	2,764
3.497%	Annual	U.S. EFFR	Annual	6/16/2024		24,000	228	—	228
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024		17,700	146	—	146
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024		3,697	32	—	32
U.S. EFFR	Annual	0.126%	Annual	6/25/2025		20,100	1,568	—	1,568
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025		20,100	1,567	—	1,567
U.S. EFFR	Annual	0.106%	Annual	6/30/2025		22,492	1,810	—	1,810
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025		49,400	1,763	—	1,763
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		12,800	(68)	—	(68)
2.91%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		16,000	(96)	—	(96)
2.908%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		16,000	(97)	—	(97)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028		12,200	(67)	—	(67)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030		49,000	7,537	—	7,537
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030		31,000	(4,601)	—	(4,601)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030		15,500	2,417	—	2,417
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038		9,800	165	—	165
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038		7,800	118	—	118

American Funds Insurance Series	235

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date		amount (000)	6/30/2022 (000)	paid (000)	at 6/30/2022 (000)
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	USD	15,800	$(5,026)	$—	$(5,026)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050		5,110	2,095	—	2,095
							$6,805	$—	$6,805

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[3]	Amount less than one thousand.
[4]	Purchased on a TBA basis.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $16,394,000, which represented 1.00% of the net assets of the fund.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $294,600,000, which represented 17.95% of the net assets of the fund.

Key to abbreviations

Assn. = Association

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced
USD = U.S. dollars

Refer to the notes to financial statements.

236	American Funds Insurance Series

Managed Risk Growth Fund
Investment portfolio June 30, 2022	unaudited

Growth funds 84.07%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	5,168,832	$395,984

Total growth funds (cost: $517,640,000)		395,984

Fixed income funds 7.60%
American Funds Insurance Series – The Bond Fund of America, Class 1	3,607,944	35,791

Total fixed income funds (cost: $37,817,000)		35,791

Short-term securities 4.04%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.74%[1]	19,039,653	19,040

Total short-term securities (cost: $19,040,000)		19,040

Options purchased 0.09%
Options purchased*		424

Total options purchased (cost: $410,000)		424
Total investment securities 95.80% (cost: $574,907,000)		451,239
Other assets less liabilities 4.20%		19,773

Net assets 100.00%		$471,012

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2022 (000)
S&P 500 Index	25	USD	9,463	$2,375.00	12/16/2022	$53
S&P 500 Index	15		5,678	2,600.00	12/16/2022	47
S&P 500 Index	25		9,464	2,650.00	12/16/2022	83
S&P 500 Index	70		26,498	2,675.00	12/16/2022	241
						$424

American Funds Insurance Series	237

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2022 (000)
5 Year U.S. Treasury Note Futures	Long	434	September 2022	USD	48,717	$(105)
Nikkei 225 Index Contracts	Short	3	September 2022		(583)	36
Japanese Yen Currency Contracts	Short	7	September 2022		(649)	9
FTSE 100 Index Contracts	Short	23	September 2022		(1,994)	1
British Pound Currency Contracts	Short	28	September 2022		(2,135)	50
Mini MSCI Emerging Market Index Contracts	Short	124	September 2022		(6,217)	23
Russell 2000 Mini Index Contracts	Short	93	September 2022		(7,942)	420
Euro Stoxx 50 Index Contracts	Short	255	September 2022		(9,195)	441
Euro Currency Contracts	Short	76	September 2022		(10,011)	209
S&P Mid 400 E-mini Index Contracts	Short	87	September 2022		(19,732)	1,211
S&P 500 E-mini Index Contracts	Short	1,299	September 2022		(246,128)	7,928
						$10,223

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.07%
American Funds Insurance Series – Growth Fund, Class 1	$504,914	$276,392	$173,037	$49,482	$(261,767)	$395,984	$619	$60,090
Fixed income funds 7.60%
American Funds Insurance Series – The Bond Fund of America, Class 1	59,236	33,926	51,218	(6,387)	234	35,791	225	443
Total 91.67%				$43,095	$(261,533)	$431,775	$844	$60,533

[1]	Rate represents the seven-day yield at 6/30/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

238	American Funds Insurance Series

Managed Risk International Fund
Investment portfolio June 30, 2022	unaudited

Growth funds 84.30%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	7,388,186	$112,079

Total growth funds (cost: $139,165,000)		112,079

Fixed income funds 9.50%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,272,621	12,624

Total fixed income funds (cost: $13,864,000)		12,624

Short-term securities 3.12%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.74%[1]	4,144,493	4,144

Total short-term securities (cost: $4,144,000)		4,144

Options purchased 0.44%
Options purchased*		591

Total options purchased (cost: $200,000)		591
Total investment securities 97.36% (cost: $157,373,000)		129,438
Other assets less liabilities 2.64%		3,512

Net assets 100.00%		$132,950

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2022 (000)
iShares MSCI EAFE ETF	2,050	USD	12,811	$45.00	12/16/2022	$505
iShares MSCI EAFE ETF	780		4,874	50.00	12/16/2022	75
iShares MSCI EAFE ETF	120		750	53.00	12/16/2022	11
						$591

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2022 (000)
5 Year U.S. Treasury Note Futures	Long	57	September 2022	USD	6,398	$(48)
S&P 500 E-mini Index Contracts	Short	75	September 2022		(14,211)	479
Mini MSCI Emerging Market Index Contracts	Short	545	September 2022		(27,323)	187
MSCI EAFE Index Contracts	Short	381	September 2022		(35,368)	470
						$1,088

American Funds Insurance Series	239

Managed Risk International Fund (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.30%
American Funds Insurance Series – International Fund, Class 1	$136,987	$65,776	$43,290	$4,856	$(52,250)	$112,079	$570	$16,110
Fixed income funds 9.50%
American Funds Insurance Series – The Bond Fund of America, Class 1	16,071	6,973	8,612	(1,234)	(574)	12,624	82	160
Total 93.80%				$3,622	$(52,824)	$124,703	$652	$16,270

[1]	Rate represents the seven-day yield at 6/30/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

240	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund
Investment portfolio June 30, 2022	unaudited

Growth-and-income funds 84.30%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	22,117,771	$271,164

Total growth-and-income funds (cost: $303,250,000)		271,164

Fixed income funds 9.49%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	2,829,677	30,532

Total fixed income funds (cost: $32,271,000)		30,532

Short-term securities 2.91%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.74%[1]	9,354,161	9,354

Total short-term securities (cost: $9,354,000)		9,354

Options purchased 0.26%
Options purchased*		842

Total options purchased (cost: $873,000)		842
Total investment securities 96.96% (cost: $345,748,000)		311,892
Other assets less liabilities 3.04%		9,777

Net assets 100.00%		$321,669

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2022 (000)
S&P 500 Index	175	USD	66,244	$2,500.00	12/16/2022	$462
S&P 500 Index	15		5,678	2,650.00	12/16/2022	50
S&P 500 Index	45		17,034	2,675.00	12/16/2022	155
S&P 500 Index	45		17,035	2,725.00	12/16/2022	175
						$842

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2022 (000)
5 Year U.S. Treasury Note Futures	Long	196	September 2022	USD	22,001	$(70)
Euro Stoxx 50 Index Contracts	Short	73	September 2022		(2,632)	117
Euro Currency Contracts	Short	22	September 2022		(2,898)	60
S&P Mid 400 E-mini Index Contracts	Short	13	September 2022		(2,949)	165
FTSE 100 Index Contracts	Short	44	September 2022		(3,814)	3
British Pound Currency Contracts	Short	53	September 2022		(4,041)	84
S&P 500 E-mini Index Contracts	Short	725	September 2022		(137,369)	3,489
						$3,848

American Funds Insurance Series	241

Managed Risk Washington Mutual Investors Fund (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.30%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$315,947	$152,592	$96,114	$34,867	$(136,128)	$271,164	$1,303	$61,850
Fixed income funds 9.49%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	37,066	18,005	21,805	(4,107)	1,373	30,532	156	—
Total 93.79%				$30,760	$(134,755)	$301,696	$1,459	$61,850

[1]	Rate represents the seven-day yield at 6/30/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

242	American Funds Insurance Series

Managed Risk Growth-Income Fund
Investment portfolio June 30, 2022	unaudited

Growth-and-income funds 79.27%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	35,443,702	$1,729,298

Total growth-and-income funds (cost: $1,797,473,000)		1,729,298

Fixed income funds 14.36%
American Funds Insurance Series – The Bond Fund of America, Class 1	31,586,778	313,341

Total fixed income funds (cost: $350,338,000)		313,341

Short-term securities 2.61%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.74%[1]	57,022,564	57,023

Total short-term securities (cost: $57,023,000)		57,023

Options purchased 0.53%
Options purchased*		11,543

Total options purchased (cost: $10,612,000)		11,543
Total investment securities 96.77% (cost: $2,215,446,000)		2,111,205
Other assets less liabilities 3.23%		70,515

Net assets 100.00%		$2,181,720

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2022 (000)
S&P 500 Index	20	USD	7,571	$2,950.00	9/16/2022	$37
S&P 500 Index	640		242,264	2,975.00	9/16/2022	1,318
S&P 500 Index	170		64,351	3,000.00	9/16/2022	349
S&P 500 Index	14		5,299	3,025.00	9/16/2022	33
S&P 500 Index	100		37,854	2,650.00	12/16/2022	331
S&P 500 Index	500		189,269	2,675.00	12/16/2022	1,721
S&P 500 Index	440		166,557	2,725.00	12/16/2022	1,711
S&P 500 Index	325		123,025	2,800.00	12/16/2022	1,387
S&P 500 Index	100		37,854	2,825.00	12/16/2022	432
S&P 500 Index	200		75,708	2,850.00	12/16/2022	910
S&P 500 Index	450		170,342	2,875.00	12/16/2022	2,300
S&P 500 Index	200		75,708	2,900.00	12/16/2022	1,014
						$11,543

American Funds Insurance Series	243

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,458	September 2022	USD	163,661	$(524)
Russell 2000 Mini Index Contracts	Short	53	September 2022		(4,526)	222
Mini MSCI Emerging Market Index Contracts	Short	384	September 2022		(19,252)	(16)
FTSE 100 Index Contracts	Short	304	September 2022		(26,352)	54
Euro Stoxx 50 Index Contracts	Short	764	September 2022		(27,550)	1,147
British Pound Currency Contracts	Short	366	September 2022		(27,905)	528
Euro Currency Contracts	Short	228	September 2022		(30,034)	529
S&P Mid 400 E-mini Index Contracts	Short	289	September 2022		(65,545)	3,395
S&P 500 E-mini Index Contracts	Short	4,111	September 2022		(778,932)	21,404
						$26,739

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.27%
American Funds Insurance Series – Growth-Income Fund, Class 1	$2,125,192	$771,734	$582,441	$127,675	$(712,862)	$1,729,298	$5,619	$175,737
Fixed income funds 14.36%
American Funds Insurance Series – The Bond Fund of America, Class 1	398,789	125,918	166,983	(21,794)	(22,589)	313,341	1,982	3,897
Total 93.63%				$105,881	$(735,451)	$2,042,639	$7,601	$179,634

[1]	Rate represents the seven-day yield at 6/30/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

244	American Funds Insurance Series

Managed Risk Asset Allocation Fund
Investment portfolio June 30, 2022	unaudited

Asset allocation funds 94.58%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	98,871,249	$2,167,258

Total asset allocation funds (cost: $2,302,803,000)		2,167,258

Short-term securities 3.03%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.74%[1]	69,465,936	69,466

Total short-term securities (cost: $69,466,000)		69,466

Options purchased 0.05%
Options purchased*		1,138

Total options purchased (cost: $2,257,000)		1,138
Total investment securities 97.66% (cost: $2,374,526,000)		2,237,862
Other assets less liabilities 2.34%		53,610

Net assets 100.00%		$2,291,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2022 (000)
S&P 500 Index	530	USD	200,625	$2,950.00	9/16/2022	$975
S&P 500 Index	44		16,656	2,975.00	9/16/2022	91
S&P 500 Index	10		3,785	3,000.00	9/16/2022	21
S&P 500 Index	22		8,328	3,025.00	9/16/2022	51
						$1,138

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,133	September 2022	USD	127,179	$(371)
FTSE 100 Index Contracts	Short	90	September 2022		(7,802)	12
British Pound Currency Contracts	Short	108	September 2022		(8,234)	184
Russell 2000 Mini Index Contracts	Short	147	September 2022		(12,554)	569
Mini MSCI Emerging Market Index Contracts	Short	432	September 2022		(21,658)	65
Euro Stoxx 50 Index Contracts	Short	680	September 2022		(24,521)	1,065
Euro Currency Contracts	Short	204	September 2022		(26,872)	467
S&P Mid 400 E-mini Index Contracts	Short	318	September 2022		(72,122)	3,725
S&P 500 E-mini Index Contracts	Short	3,537	September 2022		(670,173)	17,854
						$23,570

American Funds Insurance Series	245

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 6/30/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 94.58%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,678,055	$699,143	$565,128	$66,785	$(711,597)	$2,167,258	$9,909	$231,217

[1]	Rate represents the seven-day yield at 6/30/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

246	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at June 30, 2022	unaudited (dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,231,978		$2,663,432		$29,568,273	$5,942,975	$2,872,337
Affiliated issuers	636,913		333,160		1,575,971	932,894	318,188
Cash	709		1,957		404	3,754	3,721
Cash collateral received for securities on loan	2,045		8,534		8,112	7,475	840
Cash collateral pledged for futures contracts	—		—		—	—	161
Cash collateral pledged for swap contracts	—		—		—	—	—
Cash denominated in currencies other than U.S. dollars	2,246		815		3,703	8,968	1,489
Unrealized appreciation on open forward currency contracts	—		—		—	—	40
Receivables for:
Sales of investments	1,248		12,647		15,451	6,109	15,910
Sales of fund’s shares	20,636		3,605		109,002	5,552	1,756
Dividends and interest	9,481		3,554		12,384	16,623	7,976
Closed forward currency contracts	—		—		—	—	—
Variation margin on futures contracts	—		—		—	—	103
Variation margin on centrally cleared swap contracts	—		—		—	—	—
Securities lending income	—	*	8		6	1	1
Currency translations	704		664		—	1,493	2,322
Other	—		—	*	—	—	60
	6,905,960		3,028,376		31,293,306	6,925,844	3,224,904
Liabilities:
Collateral for securities on loan	20,453		85,345		81,118	74,745	8,405
Unrealized depreciation on open forward currency contracts	—		—		—	—	1
Unrealized depreciation on unfunded commitments	—		—		—	—	—
Payables for:
Purchases of investments	847		13,472		14,075	3,609	15,875
Repurchases of fund’s shares	2,728		552		5,579	4,065	1,878
Investment advisory services	2,110		1,496		8,385	2,802	1,373
Insurance administrative fees	374		171		1,696	253	477
Services provided by related parties	966		505		4,482	945	397
Trustees’ deferred compensation	85		57		483	177	41
Closed forward currency contracts	—		—		—	—	—
Variation margin on futures contracts	—		—		—	—	167
Variation margin on centrally cleared swap contracts	—		—		—	—	—
Non-U.S. taxes	7,273		7,269		1,020	25,052	6,882
Other	378		258		297	582	409
	35,214		109,125		117,135	112,230	35,905
Net assets at June 30, 2022	$6,870,746		$2,919,251		$31,176,171	$6,813,614	$3,188,999

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,728,897		$2,668,735		$20,318,538	$6,622,057	$2,724,606
Total distributable earnings (accumulated loss)	2,141,849		250,516		10,857,633	191,557	464,393
Net assets at June 30, 2022	$6,870,746		$2,919,251		$31,176,171	$6,813,614	$3,188,999

Investment securities on loan, at value	$27,348		$96,178		$78,405	$71,916	$14,516
Investment securities, at cost
Unaffiliated issuers	4,414,385		2,498,648		20,009,865	5,556,442	2,462,901
Affiliated issuers	637,028		325,716		1,576,195	933,018	318,233
Cash denominated in currencies other than U.S. dollars, at cost	2,249		815		3,703	8,960	1,489

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	247

Financial statements (continued)

Statements of assets and liabilities at June 30, 2022 (continued)	unaudited (dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund		Growth- Income Fund		International Growth and Income Fund		Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$8,932,580	$1,657,279		$30,626,361		$270,057		$1,016,311
Affiliated issuers	405,537	82,938		2,302,880		22,012		132,263
Cash	1,246	136		882		205		1,213
Cash collateral received for securities on loan	5,562	1,544		17,836		141		1,403
Cash collateral pledged for futures contracts	—	—		—		—		—
Cash collateral pledged for swap contracts	—	—		—		—		—
Cash denominated in currencies other than U.S. dollars	—	282		1		551		144
Unrealized appreciation on open forward currency contracts	—	—		—		1		—
Receivables for:
Sales of investments	21,819	2,415		—		1,135		60,393
Sales of fund’s shares	2,005	705		14,620		100		4,153
Dividends and interest	5,767	4,918		43,557		1,824		4,117
Closed forward currency contracts	—	—		—		—		—
Variation margin on futures contracts	—	—		—		—		360
Variation margin on centrally cleared swap contracts	—	—		—		—		68
Securities lending income	2	—	*	12		—	*	1
Currency translations	1	264		—		—		—
Other	—	—		—		2		—
	9,374,519	1,750,481		33,006,149		296,028		1,220,426
Liabilities:
Collateral for securities on loan	55,623	15,435		178,358		1,413		14,030
Unrealized depreciation on open forward currency contracts	—	—		—		—		—
Unrealized depreciation on unfunded commitments	—	—		—		—		—
Payables for:
Purchases of investments	9,878	3,247		29,439		1,065		106,256
Repurchases of fund’s shares	6,753	377		15,313		332		1,090
Investment advisory services	1,835	540		7,120		116		199
Insurance administrative fees	707	124		1,057		76		343
Services provided by related parties	1,023	297		3,648		66		136
Trustees’ deferred compensation	99	25		535		14		7
Closed forward currency contracts	—	—		—		—		—
Variation margin on futures contracts	—	—		—		—		19
Variation margin on centrally cleared swap contracts	—	—		—		—		86
Non-U.S. taxes	110	664		1,513		74		613
Other	12	172		406		132		37
	76,040	20,881		237,389		3,288		122,816
Net assets at June 30, 2022	$9,298,479	$1,729,600		$32,768,760		$292,740		$1,097,610

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,812,795	$1,591,060		$21,570,621		$319,949		$1,002,592
Total distributable earnings (accumulated loss)	1,485,684	138,540		11,198,139		(27,209)		95,018
Net assets at June 30, 2022	$9,298,479	$1,729,600		$32,768,760		$292,740		$1,097,610

Investment securities on loan, at value	$81,124	$16,355		$171,950		$2,221		$13,384
Investment securities, at cost
Unaffiliated issuers	7,699,509	1,516,294		21,378,607		294,213		915,374
Affiliated issuers	405,592	82,945		2,303,148		22,014		137,500
Cash denominated in currencies other than U.S. dollars, at cost	—	282		—	*	551		144

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

248	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2022 (continued)	unaudited (dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund†		The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$22,412,782	$369,158		$10,721,189		$1,519,026		$812,689
Affiliated issuers	3,754,317	12,688		2,002,964		100,175		22,060
Cash	2,723	87		10,237		658		497
Cash collateral received for securities on loan	5,530	400		—		—		—
Cash collateral pledged for futures contracts	—	—		—		—		149
Cash collateral pledged for swap contracts	—	—		—		—		891
Cash denominated in currencies other than U.S. dollars	662	67		—	*	1,599		—	*
Unrealized appreciation on open forward currency contracts	—	103		293		6,655		—
Receivables for:
Sales of investments	1,188,210	8,277		2,906,701		92,109		3,062
Sales of fund’s shares	3,466	384		4,586		125		166
Dividends and interest	66,983	1,673		63,679		10,132		13,847
Closed forward currency contracts	—	18		75		32		—
Variation margin on futures contracts	3,827	117		11,937		2,603		—
Variation margin on centrally cleared swap contracts	76	85		1,064		1,056		33
Securities lending income	3	—	*	—		—		—
Currency translations	20	—		14		—		—
Other	—	—		—		—		3
	27,438,599	393,057		15,722,739		1,734,170		853,397
Liabilities:
Collateral for securities on loan	55,304	4,005		—		—		—
Unrealized depreciation on open forward currency contracts	—	459		470		4,636		—
Unrealized depreciation on unfunded commitments	3	—		—		—	*	1
Payables for:
Purchases of investments	2,383,471	12,611		4,714,650		141,486		2,409
Repurchases of fund’s shares	13,987	73		30,770		2,607		631
Investment advisory services	5,603	138		1,475		568		193
Insurance administrative fees	3,473	75		583		37		49
Services provided by related parties	2,651	66		1,083		224		156
Trustees’ deferred compensation	306	4		126		26		33
Closed forward currency contracts	—	4		576		1,476		—
Variation margin on futures contracts	5,748	51		3,238		928		46
Variation margin on centrally cleared swap contracts	5	12		848		112		2
Non-U.S. taxes	2,863	52		12		72		—
Other	180	29		10		282		1
	2,473,594	17,579		4,753,841		152,454		3,521
Net assets at June 30, 2022	$24,965,005	$375,478		$10,968,898		$1,581,716		$849,876

Net assets consist of:
Capital paid in on shares of beneficial interest	$20,087,583	$332,943		$12,050,340		$1,900,155		$1,195,797
Total distributable earnings (accumulated loss)	4,877,422	42,535		(1,081,442)		(318,439)		(345,921)
Net assets at June 30, 2022	$24,965,005	$375,478		$10,968,898		$1,581,716		$849,876

Investment securities on loan, at value	$53,318	$3,814		$—		$—		$—
Investment securities, at cost
Unaffiliated issuers	18,483,563	376,377		11,470,544		1,784,429		914,920
Affiliated issuers	4,024,178	12,688		2,003,265		100,186		22,062
Cash denominated in currencies other than U.S. dollars, at cost	662	67		—	*	1,567		—	*

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	249

Financial statements (continued)

Statements of assets and liabilities at June 30, 2022 (continued)	unaudited (dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$138,373	$416,230		$2,213,282	$19,464	$4,735
Affiliated issuers	—	—		—	431,775	124,703
Cash	2,771	9,108		47,433	—	—
Cash collateral received for securities on loan	—	—		—	—	—
Cash collateral pledged for futures contracts	—	—		—	17,380	3,515
Cash collateral pledged for swap contracts	—	—		—	—	—
Cash denominated in currencies other than U.S. dollars	—	—		—	—	—
Unrealized appreciation on open forward currency contracts	—	—		—	—	—
Receivables for:
Sales of investments	90,181	—		816,236	—	167
Sales of fund’s shares	3	18		1,287	332	—	*
Dividends and interest	196	9		3,874	18	4
Closed forward currency contracts	—	—		—	—	—
Variation margin on futures contracts	171	—		5,437	2,853	464
Variation margin on centrally cleared swap contracts	—	—		1,379	—	—
Securities lending income	—	—		—	—	—
Currency translations	—	—		—	—	—
Other	—	—		—	—	—
	231,695	425,365		3,088,928	471,822	133,588
Liabilities:
Collateral for securities on loan	—	—		—	—	—
Unrealized depreciation on open forward currency contracts	—	—		—	—	—
Unrealized depreciation on unfunded commitments	—	—		—	—	—
Payables for:
Purchases of investments	138,358	—		1,436,179	228	334
Repurchases of fund’s shares	179	1,130		6,505	86	177
Investment advisory services	13	88		238	39	11
Insurance administrative fees	26	42		132	310	88
Services provided by related parties	21	86		329	94	27
Trustees’ deferred compensation	3	12		45	3	1
Closed forward currency contracts	—	—		—	—	—
Variation margin on futures contracts	21	—		2,583	50	—
Variation margin on centrally cleared swap contracts	20	—		1,490	—	—
Non-U.S. taxes	—	—		—	—	—
Other	1	—	*	2	—	—
	138,642	1,358		1,447,503	810	638
Net assets at June 30, 2022	$93,053	$424,007		$1,641,425	$471,012	$132,950

Net assets consist of:
Capital paid in on shares of beneficial interest	$99,468	$424,284		$1,766,549	$468,687	$155,472
Total distributable earnings (accumulated loss)	(6,415)	(277)		(125,124)	2,325	(22,522)
Net assets at June 30, 2022	$93,053	$424,007		$1,641,425	$471,012	$132,950

Investment securities on loan, at value	$—	$—		$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	140,617	416,305		2,268,542	19,450	4,344
Affiliated issuers	—	—		—	555,457	153,029
Cash denominated in currencies other than U.S. dollars, at cost	—	—		—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

250	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2022 (continued)	unaudited (dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$10,196	$68,566	$70,604
Affiliated issuers	301,696	2,042,639	2,167,258
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	8,656	55,400	48,020
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Receivables for:
Sales of investments	151	17,100	833
Sales of fund’s shares	324	82	912
Dividends and interest	9	61	62
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	1,434	9,296	7,885
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Currency translations	—	—	—
Other	—	—	—
	322,466	2,193,144	2,295,574
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—
Payables for:
Purchases of investments	304	—	408
Repurchases of fund’s shares	162	9,501	1,359
Investment advisory services	27	183	192
Insurance administrative fees	206	1,420	1,504
Services provided by related parties	64	57	473
Trustees’ deferred compensation	3	14	29
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	31	249	137
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	797	11,424	4,102
Net assets at June 30, 2022	$321,669	$2,181,720	$2,291,472

Net assets consist of:
Capital paid in on shares of beneficial interest	$310,223	$1,998,424	$2,131,911
Total distributable earnings (accumulated loss)	11,446	183,296	159,561
Net assets at June 30, 2022	$321,669	$2,181,720	$2,291,472

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	10,227	67,635	71,723
Affiliated issuers	335,521	2,147,811	2,302,803
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	251

Financial statements (continued)

Statements of assets and liabilities at June 30, 2022 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,071,738	$914,638	$13,552,095	$3,225,915	$1,674,369
	Shares outstanding	105,650	58,560	176,909	212,710	76,062
	Net asset value per share	$29.07	$15.62	$76.61	$15.17	$22.01
Class 1A:	Net assets	$13,704	$3,963	$173,259	$9,994	$9,456
	Shares outstanding	474	257	2,283	663	432
	Net asset value per share	$28.92	$15.43	$75.90	$15.08	$21.89
Class 2:	Net assets	$3,232,769	$1,751,492	$14,922,706	$3,195,094	$790,334
	Shares outstanding	112,728	118,728	197,300	211,908	36,381
	Net asset value per share	$28.68	$14.75	$75.63	$15.08	$21.72
Class 3:	Net assets			$197,873	$15,712
	Shares outstanding	Not applicable	Not applicable	2,559	1,033	Not applicable
	Net asset value per share			$77.33	$15.20
Class 4:	Net assets	$552,535	$249,158	$2,330,238	$366,899	$714,840
	Shares outstanding	19,465	16,897	31,566	24,733	33,206
	Net asset value per share	$28.39	$14.75	$73.82	$14.83	$21.53

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$5,471,389	$551,274	$19,411,798	$12,468	$553,316
	Shares outstanding	446,456	48,641	397,825	1,422	50,880
	Net asset value per share	$12.26	$11.33	$48.79	$8.77	$10.87
Class 1A:	Net assets	$56,598	$5,728	$27,222	$4,311	$9,489
	Shares outstanding	4,660	509	561	505	873
	Net asset value per share	$12.15	$11.26	$48.48	$8.54	$10.86
Class 2:	Net assets	$2,775,264	$991,352	$11,635,400	$163,644	$11,854
	Shares outstanding	230,859	87,806	242,284	19,183	1,091
	Net asset value per share	$12.02	$11.29	$48.02	$8.53	$10.87
Class 3:	Net assets			$126,119
	Shares outstanding	Not applicable	Not applicable	2,581	Not applicable	Not applicable
	Net asset value per share			$48.87
Class 4:	Net assets	$995,228	$181,246	$1,568,221	$112,317	$522,951
	Shares outstanding	83,648	16,461	33,169	13,374	48,191
	Net asset value per share	$11.90	$11.01	$47.28	$8.40	$10.85

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

252	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2022 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,266,002	$98,957	$6,877,449	$707,799	$228,487
	Shares outstanding	696,452	8,074	693,170	72,900	25,889
	Net asset value per share	$21.92	$12.26	$9.92	$9.71	$8.83
Class 1A:	Net assets	$21,109	$2,586	$200,199	$1,204	$1,157
	Shares outstanding	968	212	20,303	125	132
	Net asset value per share	$21.81	$12.21	$9.86	$9.67	$8.79
Class 2:	Net assets	$4,341,707	$162,176	$3,092,284	$817,261	$540,450
	Shares outstanding	200,876	13,276	316,453	84,949	62,576
	Net asset value per share	$21.61	$12.22	$9.77	$9.62	$8.64
Class 3:	Net assets	$29,083				$8,556
	Shares outstanding	1,326	Not applicable	Not applicable	Not applicable	965
	Net asset value per share	$21.94				$8.86
Class 4:	Net assets	$5,307,104	$111,759	$798,966	$55,452	$71,226
	Shares outstanding	247,514	9,266	82,157	5,833	7,491
	Net asset value per share	$21.44	$12.06	$9.72	$9.51	$9.51

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$1,111	$46,938	$254,823
	Shares outstanding	112	4,162	23,613	Not applicable	Not applicable
	Net asset value per share	$9.91	$11.28	$10.79
Class 1A:	Net assets	$1,857	$10	$4,120
	Shares outstanding	190	1	384	Not applicable	Not applicable
	Net asset value per share	$9.80	$11.28	$10.75
Class 2:	Net assets	$50,207	$297,166	$1,169,880
	Shares outstanding	5,113	27,207	109,841	Not applicable	Not applicable
	Net asset value per share	$9.82	$10.92	$10.65
Class 3:	Net assets		$4,774	$7,862
	Shares outstanding	Not applicable	431	727	Not applicable	Not applicable
	Net asset value per share		$11.06	$10.81
Class 4:	Net assets	$39,878	$75,119	$204,740
	Shares outstanding	4,111	6,844	19,258	Not applicable	Not applicable
	Net asset value per share	$9.70	$10.98	$10.63
Class P1:	Net assets				$9,287	$1,808
	Shares outstanding	Not applicable	Not applicable	Not applicable	781	209
	Net asset value per share				$11.89	$8.65
Class P2:	Net assets				$461,725	$131,142
	Shares outstanding	Not applicable	Not applicable	Not applicable	39,177	15,232
	Net asset value per share				$11.79	$8.61

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	253

Financial statements (continued)

Statements of assets and liabilities at June 30, 2022 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,623	$1,904,828	$6,706
	Shares outstanding	226	148,869	538
	Net asset value per share	$11.58	$12.80	$12.46
Class P2:	Net assets	$319,046	$276,892	$2,284,766
	Shares outstanding	27,707	21,780	188,687
	Net asset value per share	$11.51	$12.71	$12.11

*	Amount less than one thousand.
†	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

254	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the six months ended June 30, 2022	unaudited (dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$52,619	$15,408	$151,429	$86,055	$36,438
Affiliated issuers	1,427	606	3,145	1,992	640
	54,046	16,014	154,574	88,047	37,078
Interest from unaffiliated issuers	—	24	896	—	3,562
European Union withholding tax reclaims	353	—	318	—	175
Interest from European Union withholding tax reclaims	64	—	22	—	14
Securities lending income (net of fees)	66	983	387	904	148
	54,529	17,021	156,197	88,951	40,977
Fees and expenses[1]:
Investment advisory services	19,510	11,933	57,724	19,156	11,907
Distribution services	5,450	2,948	26,226	5,107	2,120
Insurance administrative services	802	367	3,580	530	1,006
Transfer agent services	1	— [2]	3	1	— [2]
Administrative services	1,187	522	5,575	1,169	544
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	41	24	125	48	16
Registration statement and prospectus	14	10	100	41	10
Trustees’ compensation	2	2	12	2	1
Auditing and legal	16	34	33	28	49
Custodian	425	239	210	702	411
Other	4	28	18	4	27
Total fees and expenses before waivers/reimbursement	27,452	16,107	93,606	26,788	16,091
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	1,313	259	1	—	2,654
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	1,313	259	1	—	2,654
Total fees and expenses after waivers/reimbursement	26,139	15,848	93,605	26,788	13,437
Net investment income (loss)	28,390	1,173	62,592	62,163	27,540
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	310,668	86,912	1,244,591	(205,118)	56,774
Affiliated issuers	(20)	6	1	20	(9)
Futures contracts	—	—	—	—	202
Forward currency contracts	—	—	—	—	298
Swap contracts	—	—	—	—	—
Currency transactions	(1,052)	(25)	73	(1,170)	82
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	309,596	86,893	1,244,665	(206,268)	57,347
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(3,004,456)	(1,445,472)	(14,552,959)	(1,849,354)	(1,088,052)
Affiliated issuers	(159)	(18,993)	(420)	(230)	(61)
Futures contracts	—	—	—	—	78
Forward currency contracts	—	—	—	—	59
Swap contracts	—	—	—	—	—
Currency translations	221	520	(56)	1,077	300
	(3,004,394)	(1,463,945)	(14,553,435)	(1,848,507)	(1,087,676)
Net realized gain (loss) and unrealized depreciation	(2,694,798)	(1,377,052)	(13,308,770)	(2,054,775)	(1,030,329)
Net decrease in net assets resulting from operations	$(2,666,408)	$(1,375,879)	$(13,246,178)	$(1,992,612)	$(1,002,789)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	255

Financial statements (continued)

Statements of operations for the six months ended June 30, 2022 (continued)	unaudited (dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$115,274	$30,016	$300,024	$7,332	$17,853
Affiliated issuers	823	172	4,194	52	587
	116,097	30,188	304,218	7,384	18,440
Interest from unaffiliated issuers	—	71	1,023	—	2,310
European Union withholding tax reclaims	—	—	3,322	430	—
Interest from European Union withholding tax reclaims	—	—	292	35	—
Securities lending income (net of fees)	190	103	572	11	50
	116,287	30,362	309,427	7,860	20,800
Fees and expenses[1]:
Investment advisory services	19,627	5,497	46,863	1,023	2,446
Distribution services	5,174	1,697	18,949	383	698
Insurance administrative services	1,479	260	2,207	158	695
Transfer agent services	1	— [2]	3	— [2]	— [2]
Administrative services	1,546	297	5,574	49	169
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	24	13	118	3	4
Registration statement and prospectus	24	3	73	1	1
Trustees’ compensation	1	— [2]	8	1	— [2]
Auditing and legal	7	19	36	20	17
Custodian	174	195	241	1	42
Other	4	1	17	— [2]	1
Total fees and expenses before waivers/reimbursement	28,061	7,982	74,089	1,639	4,073
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	7,920	1,907	—	281	1,206
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	7,920	1,907	—	281	1,206
Total fees and expenses after waivers/reimbursement	20,141	6,075	74,089	1,358	2,867
Net investment income (loss)	96,146	24,287	235,338	6,502	17,933
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	164,986	(23,930)	1,718,892	(8,722)	10,932
Affiliated issuers	(19)	(13)	(29)	(2)	(4)
Futures contracts	—	—	—	—	(3,291)
Forward currency contracts	—	—	—	—	6
Swap contracts	—	—	—	—	1,590
Currency transactions	(14)	48	(662)	(40)	24
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	164,953	(23,895)	1,718,201	(8,764)	9,257
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(1,682,419)	(467,259)	(10,132,517)	(67,920)	(135,663)
Affiliated issuers	(96)	(7)	(465)	(6)	(4,757)
Futures contracts	—	—	—	—	(1,259)
Forward currency contracts	—	—	—	1	(2)
Swap contracts	—	—	—	—	(39)
Currency translations	(6)	(116)	(290)	(119)	(34)
	(1,682,521)	(467,382)	(10,133,272)	(68,044)	(141,754)
Net realized gain (loss) and unrealized depreciation	(1,517,568)	(491,277)	(8,415,071)	(76,808)	(132,497)
Net decrease in net assets resulting from operations	$(1,421,422)	$(466,990)	$(8,179,733)	$(70,306)	$(114,564)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

256	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the six months ended June 30, 2022 (continued)	unaudited (dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund[3]	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$200,577	$3,865	$—	$57	$1,489
Affiliated issuers	25,018	41	3,972	255	68
	225,595	3,906	3,972	312	1,557
Interest from unaffiliated issuers	88,223	1,397	171,964	24,488	26,212
European Union withholding tax reclaims	32	—	—	—	—
Interest from European Union withholding tax reclaims	9	—	—	—	—
Securities lending income (net of fees)	143	3	—	—	—
	314,002	5,306	175,936	24,800	27,769
Fees and expenses[1]:
Investment advisory services	36,448	1,233	20,827	4,458	2,176
Distribution services	13,348	383	5,248	1,208	874
Insurance administrative services	7,262	158	1,128	77	103
Transfer agent services	2	— [2]	1	— [2]	— [2]
Administrative services	4,146	62	1,753	265	142
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	59	3	38	13	11
Registration statement and prospectus	35	— [2]	203	3	1
Trustees’ compensation	4	— [2]	2	1	— [2]
Auditing and legal	25	4	9	3	3
Custodian	466	24	41	51	7
Other	12	— [2]	5	1	8
Total fees and expenses before waivers/reimbursement	61,807	1,867	29,255	6,080	3,325
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	7	11,103	611	826
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	7	11,103	611	826
Total fees and expenses after waivers/reimbursement	61,807	1,860	18,152	5,469	2,499
Net investment income (loss)	252,195	3,446	157,784	19,331	25,270
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	945,041	48,478	(388,051)	(40,223)	(13,976)
Affiliated issuers	(14,361)	(2)	(83)	(10)	(4)
Futures contracts	52,273	367	(59,525)	(3,835)	1,276
Forward currency contracts	—	(537)	1,385	(15,990)	—
Swap contracts	159	246	28,306	2,059	326
Currency transactions	3,697	(206)	29	(2,051)	—
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	986,809	48,346	(417,939)	(60,050)	(12,378)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(5,810,235)	(125,952)	(1,015,396)	(272,356)	(139,349)
Affiliated issuers	(234,524)	— [2]	(424)	(23)	(6)
Futures contracts	18,346	(115)	(14,940)	(1,107)	284
Forward currency contracts	—	(167)	178	1,537	—
Swap contracts	1,896	(488)	30,052	(2,288)	414
Currency translations	(52)	(14)	(8)	60	—
	(6,024,569)	(126,736)	(1,000,538)	(274,177)	(138,657)
Net realized gain (loss) and unrealized depreciation	(5,037,760)	(78,390)	(1,418,477)	(334,227)	(151,035)
Net decrease in net assets resulting from operations	$(4,785,565)	$(74,944)	$(1,260,693)	$(314,896)	$(125,765)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	257

Financial statements (continued)

Statements of operations for the six months ended June 30, 2022 (continued)	unaudited (dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—		$—	$34	$8
Affiliated issuers	—	—		—	844	652
	—	—		—	878	660
Interest from unaffiliated issuers	886	912		26,161	—	—
European Union withholding tax reclaims	—	—		—	—	—
Interest from European Union withholding tax reclaims	—	—		—	—	—
Securities lending income (net of fees)	—	—		—	—	—
	886	912		26,161	878	660
Fees and expenses[1]:
Investment advisory services	216	554		3,040	390	110
Distribution services	118	410		1,861	637	180
Insurance administrative services	53	77		276	650	183
Transfer agent services	— [2]	—	[2]	— [2]	— [2]	—	[2]
Administrative services	17	56		268	—	—
Accounting and administrative services	—	—		—	27	23
Reports to shareholders	3	3		11	2	1
Registration statement and prospectus	— [2]	—	[2]	3	— [2]	—	[2]
Trustees’ compensation	— [2]	—	[2]	1	— [2]	—	[2]
Auditing and legal	— [2]	—	[2]	1	— [2]	—	[2]
Custodian	6	—	[2]	10	3	3
Other	— [2]	—	[2]	1	— [2]	—	[2]
Total fees and expenses before waivers/reimbursement	413	1,100		5,472	1,709	500
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	104	—		1,318	130	37
Miscellaneous fee reimbursement	—	—		—	—	1
Total waivers/reimbursement of fees and expenses	104	—		1,318	130	38
Total fees and expenses after waivers/reimbursement	309	1,100		4,154	1,579	462
Net investment income (loss)	577	(188)		22,007	(701)	198
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(6,398)	—		(66,161)	(3,451)	(910)
Affiliated issuers	—	—		—	43,095	3,622
Futures contracts	(1,437)	—		(24,700)	14,927	5,625
Forward currency contracts	—	—		—	—	—
Swap contracts	3,125	—		21,128	—	—
Currency transactions	—	—		—	(84)	—	[2]
Capital gain distributions received from affiliated issuers	—	—		—	60,533	16,270
	(4,710)	—		(69,733)	115,020	24,607
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(3,005)	(77)		(73,958)	1,424	948
Affiliated issuers	—	—		—	(261,533)	(52,824)
Futures contracts	(98)	—		(6,365)	11,562	1,471
Forward currency contracts	—	—		—	—	—
Swap contracts	(1,705)	—		(9,288)	—	—
Currency translations	—	—		—	—	—
	(4,808)	(77)		(89,611)	(248,547)	(50,405)
Net realized gain (loss) and unrealized depreciation	(9,518)	(77)		(159,344)	(133,527)	(25,798)
Net decrease in net assets resulting from operations	$(8,941)	$(265)		$(137,337)	$(134,228)	$(25,600)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

258	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the six months ended June 30, 2022 (continued)	unaudited (dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$19	$133	$139
Affiliated issuers	1,459	7,601	9,909
	1,478	7,734	10,048
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	1,478	7,734	10,048
Fees and expenses[1]:
Investment advisory services	255	1,785	1,883
Distribution services	423	376	3,130
Insurance administrative services	426	2,976	3,139
Transfer agent services	— [2]	— [2]	— [2]
Administrative services	—	—	—
Accounting and administrative services	24	45	46
Reports to shareholders	2	5	6
Registration statement and prospectus	— [2]	1	3
Trustees’ compensation	— [2]	— [2]	— [2]
Auditing and legal	— [2]	2	2
Custodian	3	3	3
Other	— [2]	1	1
Total fees and expenses before waivers/reimbursement	1,133	5,194	8,213
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	85	596	629
Miscellaneous fee reimbursement	—	—	—
Total waivers/reimbursement of fees and expenses	85	596	629
Total fees and expenses after waivers/reimbursement	1,048	4,598	7,584
Net investment income (loss)	430	3,136	2,464
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(2,423)	(28,252)	(3,697)
Affiliated issuers	30,760	105,881	66,785
Futures contracts	4,515	7,863	(8,961)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	(41)	(269)	(189)
Capital gain distributions received from affiliated issuers	61,850	179,634	231,217
	94,661	264,857	285,155
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	1,000	19,619	781
Affiliated issuers	(134,755)	(735,451)	(711,597)
Futures contracts	3,951	27,427	23,811
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	(129,804)	(688,405)	(687,005)
Net realized gain (loss) and unrealized depreciation	(35,143)	(423,548)	(401,850)
Net decrease in net assets resulting from operations	$(34,713)	$(420,412)	$(399,386)

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Amount less than one thousand.
[3]	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

American Funds Insurance Series	259

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021
Operations:
Net investment income (loss)	$28,390	$36,408	$1,173	$(11,335)	$62,592	$87,664
Net realized gain (loss)	309,596	846,935	86,893	1,098,836	1,244,665	5,061,178
Net unrealized (depreciation) appreciation	(3,004,394)	485,952	(1,463,945)	(710,657)	(14,553,435)	3,147,345
Net (decrease) increase in net assets resulting from operations	(2,666,408)	1,369,295	(1,375,879)	376,844	(13,246,178)	8,296,187

Distributions paid to shareholders	(851,026)	(486,343)	(1,091,116)	(123,155)	(5,032,276)	(5,437,958)

Net capital share transactions	797,600	466,658	809,325	(989,509)	4,048,879	3,623,473

Total (decrease) increase in net assets	(2,719,834)	1,349,610	(1,657,670)	(735,820)	(14,229,575)	6,481,702

Net assets:
Beginning of period	9,590,580	8,240,970	4,576,921	5,312,741	45,405,746	38,924,044
End of period	$6,870,746	$9,590,580	$2,919,251	$4,576,921	$31,176,171	$45,405,746

	International Fund		New World Fund		Washington Mutual Investors Fund
	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021
Operations:
Net investment income (loss)	$62,163	$147,317	$27,540	$32,010	$96,146	$173,016
Net realized gain (loss)	(206,268)	1,273,483	57,347	318,018	164,953	2,286,033
Net unrealized (depreciation) appreciation	(1,848,507)	(1,501,184)	(1,087,676)	(136,128)	(1,682,521)	81,431
Net (decrease) increase in net assets resulting from operations	(1,992,612)	(80,384)	(1,002,789)	213,900	(1,421,422)	2,540,480

Distributions paid to shareholders	(1,046,661)	(249,096)	(327,173)	(185,700)	(2,263,981)	(166,149)

Net capital share transactions	423,534	(832,025)	71,517	176,091	1,518,745	(488,260)

Total (decrease) increase in net assets	(2,615,739)	(1,161,505)	(1,258,445)	204,291	(2,166,658)	1,886,071

Net assets:
Beginning of period	9,429,353	10,590,858	4,447,444	4,243,153	11,465,137	9,579,066
End of period	$6,813,614	$9,429,353	$3,188,999	$4,447,444	$9,298,479	$11,465,137

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

260	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021
Operations:
Net investment income (loss)	$24,287	$44,268	$235,338	$480,125	$6,502	$34,510
Net realized gain (loss)	(23,895)	410,057	1,718,201	3,512,628	(8,764)	357,845
Net unrealized (depreciation) appreciation	(467,382)	(139,980)	(10,133,272)	4,888,658	(68,044)	(342,815)
Net (decrease) increase in net assets resulting from operations	(466,990)	314,345	(8,179,733)	8,881,411	(70,306)	49,540

Distributions paid to shareholders	(421,092)	(90,172)	(3,562,421)	(915,114)	(145,919)	(14,532)

Net capital share transactions	234,027	(14,968)	1,558,429	(3,505,347)	130,423	(1,112,349)

Total (decrease) increase in net assets	(654,055)	209,205	(10,183,725)	4,460,950	(85,802)	(1,077,341)

Net assets:
Beginning of period	2,383,655	2,174,450	42,952,485	38,491,535	378,542	1,455,883
End of period	$1,729,600	$2,383,655	$32,768,760	$42,952,485	$292,740	$378,542

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund[2]
	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021
Operations:
Net investment income (loss)	$17,933	$32,730	$252,195	$496,078	$3,446	$4,583
Net realized gain (loss)	9,257	44,998	986,809	2,982,523	48,346	24,122
Net unrealized (depreciation) appreciation	(141,754)	81,302	(6,024,569)	990,457	(126,736)	17,602
Net (decrease) increase in net assets resulting from operations	(114,564)	159,030	(4,785,565)	4,469,058	(74,944)	46,307

Distributions paid to shareholders	(11,814)	(29,764)	(2,842,521)	(1,541,316)	(2,232)	(29,247)

Net capital share transactions	79,461	(81,691)	1,887,171	(1,879,473)	(14,722)	(4,816)

Total (decrease) increase in net assets	(46,917)	47,575	(5,740,915)	1,048,269	(91,898)	12,244

Net assets:
Beginning of period	1,144,527	1,096,952	30,705,920	29,657,651	467,376	455,132
End of period	$1,097,610	$1,144,527	$24,965,005	$30,705,920	$375,478	$467,376

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	261

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021
Operations:
Net investment income (loss)	$157,784	$215,953	$19,331	$42,586	$25,270	$47,176
Net realized gain (loss)	(417,939)	129,232	(60,050)	16,012	(12,378)	7,485
Net unrealized (depreciation) appreciation	(1,000,538)	(353,151)	(274,177)	(168,792)	(138,657)	21,386
Net (decrease) increase in net assets resulting from operations	(1,260,693)	(7,966)	(314,896)	(110,194)	(125,765)	76,047

Distributions paid to shareholders	(192,664)	(687,442)	(30,830)	(91,748)	(9,523)	(43,416)

Net capital share transactions	(764,324)	2,474,568	(157,566)	(51,795)	(67,271)	152,225

Total (decrease) increase in net assets	(2,217,681)	1,779,160	(503,292)	(253,737)	(202,559)	184,856

Net assets:
Beginning of period	13,186,579	11,407,419	2,085,008	2,338,745	1,052,435	867,579
End of period	$10,968,898	$13,186,579	$1,581,716	$2,085,008	$849,876	$1,052,435

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021
Operations:
Net investment income (loss)	$577	$1,555	$(188)	$(1,883)	$22,007	$26,482
Net realized gain (loss)	(4,710)	(90)	—	— [5]	(69,733)	(5,219)
Net unrealized (depreciation) appreciation	(4,808)	(2,808)	(77)	(4)	(89,611)	(36,820)
Net (decrease) increase in net assets resulting from operations	(8,941)	(1,343)	(265)	(1,887)	(137,337)	(15,557)

Distributions paid to shareholders	(499)	(13,157)	—	—	(7,653)	(209,728)

Net capital share transactions	(231,905)	29,279	91,611	(41,201)	(378,884)	236,927

Total (decrease) increase in net assets	(241,345)	14,779	91,346	(43,088)	(523,874)	11,642

Net assets:
Beginning of period	334,398	319,619	332,661	375,749	2,165,299	2,153,657
End of period	$93,053	$334,398	$424,007	$332,661	$1,641,425	$2,165,299

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

262	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021
Operations:
Net investment income (loss)	$(701)	$(392)	$198	$2,984	$430	$3,320
Net realized gain (loss)	115,020	93,312	24,607	654	94,661	15,848
Net unrealized (depreciation) appreciation	(248,547)	(21,491)	(50,405)	(10,287)	(129,804)	38,411
Net (decrease) increase in net assets resulting from operations	(134,228)	71,429	(25,600)	(6,649)	(34,713)	57,579

Distributions paid to shareholders	(85,304)	(27,384)	(3,368)	(931)	(3,925)	(6,019)

Net capital share transactions	93,951	(11,898)	583	(654)	(12,730)	(34,883)

Total (decrease) increase in net assets	(125,581)	32,147	(28,385)	(8,234)	(51,368)	16,677

Net assets:
Beginning of period	596,593	564,446	161,335	169,569	373,037	356,360
End of period	$471,012	$596,593	$132,950	$161,335	$321,669	$373,037

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Six months ended June 30, 2022[1]	Year ended December 31, 2021	Six months ended June 30, 2022[1]	Year ended December 31, 2021
Operations:
Net investment income (loss)	$3,136	$23,938	$2,464	$29,121
Net realized gain (loss)	264,857	49,377	285,155	133,738
Net unrealized (depreciation) appreciation	(688,405)	292,194	(687,005)	169,648
Net (decrease) increase in net assets resulting from operations	(420,412)	365,509	(399,386)	332,507

Distributions paid to shareholders	(74,065)	(68,168)	(121,640)	(38,227)

Net capital share transactions	8,625	(64,385)	(6,522)	(254,031)

Total (decrease) increase in net assets	(485,852)	232,956	(527,548)	40,249

Net assets:
Beginning of period	2,667,572	2,434,616	2,819,020	2,778,771
End of period	$2,181,720	$2,667,572	$2,291,472	$2,819,020

[1]	Unaudited.
[2]	Formerly Global Balanced Fund.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	263

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund (formerly Global Balanced Fund) — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

264	American Funds Insurance Series

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	265

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

266	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of June 30, 2022 (dollars in thousands):

American Funds Insurance Series	267

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$1,692,534	$—	$—		$1,692,534
Health care	1,141,809	—	—		1,141,809
Consumer discretionary	1,014,034	—	—		1,014,034
Consumer staples	601,888	—	—		601,888
Financials	591,871	—	—	*	591,871
Communication services	323,718	—	—		323,718
Industrials	322,261	—	—		322,261
Energy	210,349	—	—	*	210,349
Materials	180,570	—	—		180,570
Real estate	26,276	—	—		26,276
Utilities	9,456	—	—		9,456
Preferred securities	104,021	—	—		104,021
Short-term securities	650,104	—	—		650,104
Total	$6,868,891	$—	$—	*	$6,868,891

*	Amount less than one thousand.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$568,036	$25,309	$1,093	$594,438
Industrials	476,093	—	—	476,093
Consumer discretionary	455,457	—	—	455,457
Health care	430,498	—	—	430,498
Financials	198,106	33,624	—	231,730
Materials	109,673	—	—	109,673
Consumer staples	89,696	—	—	89,696
Real estate	61,385	—	—	61,385
Communication services	61,038	—	—	61,038
Utilities	49,053	—	—	49,053
Energy	12,301	—	18,936	31,237
Preferred securities	5,942	—	20,705	26,647
Rights & warrants	—	13,750	—	13,750
Short-term securities	365,897	—	—	365,897
Total	$2,883,175	$72,683	$40,734	$2,996,592

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3*	Purchases	Sales	Net realized gain	Unrealized depreciation†	Transfers out of Level 3*	Ending value at 6/30/2022
Investment securities	$44,963	$—	$—	$—	$—	$(4,229)	$—	$40,734

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2022								$(4,229)

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net unrealized depreciation is included in the related amounts on investments in the fund’s statement of operations.

268	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Common stocks	$20,029	Market comparable companies	Price/Cash flow multiple	6.1x	6.1x	Increase
			DLOM	16%	16%	Decrease
			EV/Sales multiple	7.0x	7.0x	Increase
Preferred securities	20,705	Transaction price	N/A	N/A	N/A	N/A
		Market comparable companies	EV/Sales multiple	7.0x - 15.2x	12.8x	Increase
			Net adjustment based on market comparables movement (decrease)	34%	34%	Decrease
			DLOM	10%	10%	Decrease
		Recent market information	Net adjustment based on market comparables movement (decrease)	75%	75%	Decrease
Total	$40,734

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

DLOM = Discount for lack of marketability

EV = Enterprise value

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,394,599	$—	$6,000	$6,400,599
Consumer discretionary	5,899,258	—	—	5,899,258
Health care	4,781,239	—	44,928	4,826,167
Communication services	4,639,224	—	—	4,639,224
Industrials	2,548,431	—	—	2,548,431
Financials	1,934,608	—	—	1,934,608
Energy	1,548,263	—	—	1,548,263
Materials	803,087	—	—	803,087
Consumer staples	684,760	—	—	684,760
Utilities	131,355	—	—	131,355
Real estate	34,023	—	—	34,023
Preferred securities	21,266	—	37,835	59,101
Convertible bonds & notes	—	—	7,084	7,084
Short-term securities	1,628,284	—	—	1,628,284
Total	$31,048,397	$—	$95,847	$31,144,244

American Funds Insurance Series	269

International Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$893,966	$—	$—		$893,966
Information technology	769,459	—	7,357		776,816
Financials	773,846	—	—		773,846
Health care	753,412	—	—		753,412
Energy	651,793	—	—		651,793
Materials	628,737	—	—		628,737
Consumer discretionary	603,139	—	—		603,139
Consumer staples	305,783	—	—		305,783
Communication services	238,436	—	—	*	238,436
Utilities	152,530	—	—		152,530
Real estate	46,413	—	—		46,413
Preferred securities	52,526	—	673		53,199
Rights & warrants	—	16,702	—		16,702
Short-term securities	981,097	—	—		981,097
Total	$6,851,137	$16,702	$8,030		$6,875,869

*	Amount less than one thousand.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$499,539	$—	$588		$500,127
Financials	381,073	—	—	*	381,073
Health care	372,282	—	—		372,282
Consumer discretionary	335,566	—	—	*	335,566
Industrials	283,135	—	—		283,135
Materials	247,617	—	—	*	247,617
Consumer staples	217,659	—	—	*	217,659
Communication services	155,041	—	—	*	155,041
Energy	134,793	2,515	—	*	137,308
Real estate	53,460	—	—		53,460
Utilities	49,418	—	—		49,418
Preferred securities	18,576	—	11,241		29,817
Rights & warrants	58	668	—		726
Bonds, notes & other debt instruments	—	103,688	—		103,688
Short-term securities	323,608	—	—		323,608
Total	$3,071,825	$106,871	$11,829		$3,190,525

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$160	$—	$—	$160
Unrealized appreciation on open forward currency contracts	—	40	—	40
Liabilities:
Unrealized depreciation on futures contracts	(118)	—	—	(118)
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
Total	$42	$39	$—	$81

*	Amount less than one thousand.
†	Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

At June 30, 2022, all of the fund’s investment securities were classified as Level 1.

270	American Funds Insurance Series

Capital World Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$292,238	$—	$—		$292,238
Financials	247,908	—	—	*	247,908
Health care	228,402	—	—		228,402
Industrials	183,901	—	—		183,901
Consumer discretionary	155,507	—	—		155,507
Consumer staples	131,250	—	—		131,250
Energy	104,884	2,338	—	*	107,222
Materials	106,750	—	—		106,750
Communication services	93,171	—	—	*	93,171
Utilities	50,071	478	—		50,549
Real estate	33,321	—	—		33,321
Preferred securities	7,949	—	—		7,949
Convertible stocks	2,354	—	—		2,354
Convertible bonds & notes	—	1,058	—		1,058
Bonds, notes & other debt instruments	—	5,745	—		5,745
Short-term securities	92,892	—	—		92,892
Total	$1,730,598	$9,619	$—	*	$1,740,217

*	Amount less than one thousand.

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,492,561	$—	$—	$6,492,561
Health care	4,256,632	—	—	4,256,632
Industrials	3,988,247	—	—	3,988,247
Communication services	3,126,720	—	—	3,126,720
Financials	3,042,614	—	—	3,042,614
Consumer discretionary	2,606,142	—	—	2,606,142
Consumer staples	1,756,134	—	—	1,756,134
Energy	1,690,089	—	—	1,690,089
Utilities	1,037,932	—	—	1,037,932
Materials	966,570	—	—	966,570
Real estate	723,852	—	—	723,852
Convertible stocks	391,787	—	—	391,787
Bonds, notes & other debt instruments	—	6,325	—	6,325
Short-term securities	2,417,903	425,733	—	2,843,636
Total	$32,497,183	$432,058	$—	$32,929,241

American Funds Insurance Series	271

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$44,250	$—	—	*	$44,250
Consumer staples	36,462	—	—	*	36,462
Information technology	33,632	103	—		33,735
Consumer discretionary	32,879	—	—		32,879
Industrials	31,694	—	—		31,694
Health care	28,992	—	—		28,992
Energy	15,306	1,592	—	*	16,898
Communication services	14,390	—	—	*	14,390
Materials	13,679	—	—	*	13,679
Utilities	7,585	—	—		7,585
Real estate	6,674	—	—		6,674
Preferred securities	1,908	—	—		1,908
Short-term securities	22,923	—	—		22,923
Total	$290,374	$1,695	$—	*	$292,069

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1	$—	$1

*	Amount less than one thousand.
†	Forward currency contracts are not included in the fund’s investment portfolio.

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$135,409	$—	—	*	$135,409
Consumer staples	113,314	—	—		113,314
Health care	95,650	—	—		95,650
Information technology	88,228	—	—		88,228
Utilities	73,457	424	—		73,881
Real estate	73,764	—	—		73,764
Industrials	65,600	—	—		65,600
Energy	57,300	—	—	*	57,300
Communication services	35,852	—	—		35,852
Consumer discretionary	29,927	—	—		29,927
Materials	29,743	—	—		29,743
Preferred securities	506	—	—		506
Rights & warrants	4	—	—		4
Convertible stocks	7,131	—	—		7,131
Investment funds	28,752	—	—		28,752
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	103,892	—		103,892
Mortgage-backed obligations	—	68,366	88		68,454
Corporate bonds, notes & loans	—	20,102	—		20,102
Asset-backed obligations	—	7,504	—		7,504
Bonds & notes of governments & government agencies
outside the U.S.	—	762	—		762
Municipals	—	240	—		240
Short-term securities	112,559	—	—		112,559
Total	$947,196	$201,290	$88		$1,148,574

Refer to the next page for footnote.

272	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$15	$—	$—	$15
Unrealized appreciation on centrally cleared interest rate swaps	—	1,757	—	1,757
Liabilities:
Unrealized depreciation on futures contracts	(1,042)	—	—	(1,042)
Unrealized depreciation on centrally cleared credit default swaps	—	(359)	—	(359)
Total	$(1,027)	$1,398	$—	$371

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Health care	$2,907,291	$—	$18,782		$2,926,073
Information technology	2,577,874	—	—		2,577,874
Financials	2,398,345	—	2,061		2,400,406
Consumer discretionary	1,953,699	—	—		1,953,699
Consumer staples	1,478,465	—	—		1,478,465
Industrials	1,406,108	—	—		1,406,108
Communication services	1,270,617	—	—		1,270,617
Materials	1,041,138	—	—		1,041,138
Energy	856,580	—	46		856,626
Real estate	561,840	—	—		561,840
Utilities	228,577	—	—		228,577
Preferred securities	—	—	144		144
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	50,000		50,000
Investment funds	1,393,740	—	—		1,393,740
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,010,085	—		2,010,085
Mortgage-backed obligations	—	1,677,030	—		1,677,030
Corporate bonds, notes & loans	—	1,491,998	6,038		1,498,036
Asset-backed obligations	—	358,128	5,755		363,883
Bonds & notes of governments & government agencies
outside the U.S.	—	38,798	—		38,798
Municipals	—	37,718	—		37,718
Short-term securities	2,396,242	—	—		2,396,242
Total	$20,470,516	$5,613,757	$82,826		$26,167,099

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$7,611	$—	$—	$7,611
Unrealized appreciation on centrally cleared credit default swaps	—	1,848	—	1,848
Liabilities:
Unrealized depreciation on futures contracts	(3,501)	—	—	(3,501)
Total	$4,110	$1,848	$—	$5,958

*	Amount less than one thousand.
†	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	273

American Funds Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$34,013	$—	$—	$34,013
Health care	29,389	—	—	29,389
Industrials	29,122	—	—	29,122
Information technology	27,928	—	—	27,928
Utilities	20,693	—	—	20,693
Consumer staples	19,214	—	—	19,214
Communication services	13,797	—	—	13,797
Energy	13,157	—	—	13,157
Materials	13,056	—	—	13,056
Consumer discretionary	9,370	—	—	9,370
Real estate	7,949	—	—	7,949
Preferred securities	1,412	—	—	1,412
Convertible stocks	397	—	—	397
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	54,288	—	54,288
Bonds & notes of governments & government agencies outside the U.S.	—	52,832	—	52,832
Corporate bonds, notes & loans	—	20,236	—	20,236
Mortgage-backed obligations	—	8,956	—	8,956
Asset-backed obligations	—	1,627	—	1,627
Municipals	—	143	—	143
Short-term securities	15,272	8,995	—	24,267
Total	$234,769	$147,077	$—	$381,846

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$48	$—	$—	$48
Unrealized appreciation on open forward currency contracts	—	103	—	103
Unrealized appreciation on centrally cleared interest rate swaps	—	7	—	7
Liabilities:
Unrealized depreciation on futures contracts	(82)	—	—	(82)
Unrealized depreciation on open forward currency contracts	—	(459)	—	(459)
Unrealized depreciation on centrally cleared interest rate swaps	—	(654)	—	(654)
Unrealized depreciation on centrally cleared credit default swaps	—	(80)	—	(80)
Total	$(34)	$(1,083)	$—	$(1,117)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,779,119	$—	$3,779,119
Corporate bonds, notes & loans	—	3,680,622	—	3,680,622
Mortgage-backed obligations	—	2,445,028	1,490	2,446,518
Asset-backed obligations	—	477,724	8,337	486,061
Municipals	—	178,538	—	178,538
Bonds & notes of governments & government agencies outside the U.S.	—	138,829	—	138,829
Federal agency bonds & notes	—	11,502	—	11,502
Short-term securities	2,002,964	—	—	2,002,964
Total	$2,002,964	$10,711,362	$9,827	$12,724,153

274	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$11,018	$—	$—	$11,018
Unrealized appreciation on open forward currency contracts	—	293	—	293
Unrealized appreciation on centrally cleared interest rate swaps	—	13,225	—	13,225
Unrealized appreciation on centrally cleared credit default swaps	—	8,754	—	8,754
Liabilities:
Unrealized depreciation on futures contracts	(25,935)	—	—	(25,935)
Unrealized depreciation on open forward currency contracts	—	(470)	—	(470)
Unrealized depreciation on centrally cleared interest rate swaps	—	(2,838)	—	(2,838)
Total	$(14,917)	$18,964	$—	$4,047

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$269,416	$—	$269,416
Japanese yen	—	134,479	—	134,479
Chinese yuan renminbi	—	52,346	—	52,346
British pounds	—	50,066	—	50,066
Canadian dollars	—	38,056	—	38,056
Mexican pesos	—	36,030	—	36,030
Danish kroner	—	33,493	—	33,493
Australian dollars	—	32,740	—	32,740
Colombian pesos	—	15,808	—	15,808
Indonesian rupiah	—	10,794	—	10,794
Malaysian ringgits	—	8,811	—	8,811
Brazilian reais	—	8,573	—	8,573
Chilean pesos	—	7,667	—	7,667
South Korean won	—	7,495	—	7,495
Polish zloty	—	5,053	—	5,053
Russian rubles	—	4,830	—	4,830
South African rand	—	3,073	—	3,073
Peruvian nuevos soles	—	1,382	—	1,382
Indian rupees	—	1,148	—	1,148
Hungarian forints	—	1,032	—	1,032
Romanian leu	—	962	—	962
Ukrainian hryvnia	—	634	—	634
Norwegian kroner	—	620	—	620
U.S. dollars	—	793,574	637	794,211
Preferred securities	—	—	15	15
Common stocks	289	—	3	292
Short-term securities	100,175	—	—	100,175
Total	$100,464	$1,518,082	$655	$1,619,201

American Funds Insurance Series	275

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$933	$—	$—	$933
Unrealized appreciation on open forward currency contracts	—	6,655	—	6,655
Unrealized appreciation on centrally cleared interest rate swaps	—	33	—	33
Unrealized appreciation on centrally cleared credit default swaps	—	3,014	—	3,014
Liabilities:
Unrealized depreciation on futures contracts	(2,216)	—	—	(2,216)
Unrealized depreciation on open forward currency contracts	—	(4,636)	—	(4,636)
Unrealized depreciation on centrally cleared interest rate swaps	—	(9,273)	—	(9,273)
Total	$(1,283)	$(4,207)	$—	$(5,490)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$763,380	$3,830	$767,210
Mortgage-backed obligations	—	—	631	631
Asset-backed obligations	—	129	—	129
Convertible bonds & notes	—	430	79	509
Convertible stocks	320	473	—	793
Common stocks	11,236	1,794	26,150	39,180
Preferred securities	—	2,295	326	2,621
Rights & warrants	316	1,293	7	1,616
Short-term securities	22,060	—	—	22,060
Total	$33,932	$769,794	$31,023	$834,749

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$73	$—	$—	$73
Unrealized appreciation on centrally cleared credit default swaps	—	421	—	421
Total	$73	$421	$—	$494

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2022
Investment securities	$40,411	$—	$938	$(11,070)	$879	$(135)	$—	$31,023
Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2022								$1,383

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

276	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$4,461	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			Vendor price	N/A	N/A	N/A
		Yield analysis	Yield	11.7% - 13.4%	12.7%	Decrease
		Transaction price	N/A	N/A	N/A	N/A
			Net adjustment based on market comparables movement (decrease)	10%	10%	Decrease
Convertible bonds & notes	79	Transaction price	N/A	N/A	N/A	N/A
Common stocks	26,150	Estimated recovery value	N/A	N/A	N/A	N/A
			Exchange terms	N/A	N/A	N/A
			Risk discount	90%	90%	Decrease
			Net adjustment based on market comparables (decrease)	20%	20%	Decrease
		Market comparable companies	EV/EBITDA multiple	2.0x - 4.8x	3.1x	Increase
			EV/EBITDA less CapEx multiple	10.5x	10.5x	Increase
			DLOM	18%	18%	Decrease
		Recent market information	Broker quote	N/A	N/A	N/A
			Quoted price	N/A	N/A	N/A
			Corporate action terms	N/A	N/A	N/A
			DLOM	15%	15%	Decrease
Preferred securities	326	Market comparable companies	EV/EBITDA multiple	3.5x	3.5x	Increase
			DLOM	30%	30%	Decrease
Rights & warrants	7	Recent market information	Broker quote	N/A	N/A	N/A
Total	$31,023

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Insurance Series	277

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$68,996	$—	$68,996
U.S. Treasury bonds & notes	—	14,204	—	14,204
Asset-backed obligations	—	4,040	—	4,040
Bonds & notes of governments & government agencies outside the U.S.	—	515	—	515
Federal agency bonds & notes	—	248	—	248
Short-term securities	—	50,370	—	50,370
Total	$—	$138,373	$—	$138,373

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$40	$—	$—	$40
Unrealized appreciation on centrally cleared interest rate swaps	—	670	—	670
Liabilities:
Unrealized depreciation on futures contracts	(134)	—	—	(134)
Total	$(94)	$670	$—	$576

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

At June 30, 2022, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$761,452	$—	$761,452
U.S. Treasury bonds & notes	—	610,788	—	610,788
Federal agency bonds & notes	—	123,778	—	123,778
Short-term securities	—	717,264	—	717,264
Total	$—	$2,213,282	$—	$2,213,282

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$11,906	$—	$—	$11,906
Unrealized appreciation on centrally cleared interest rate swaps	—	23,368	—	23,368
Liabilities:
Unrealized depreciation on futures contracts	(17,662)	—	—	(17,662)
Unrealized depreciation on centrally cleared interest rate swaps	—	(16,563)	—	(16,563)
Total	$(5,756)	$6,805	$—	$1,049

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

At June 30, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At June 30, 2022, all of the fund’s investments were classified as Level 1.

278	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

At June 30, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At June 30, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At June 30, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign

American Funds Insurance Series	279

withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to a fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

280	American Funds Insurance Series

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

American Funds Insurance Series	281

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

282	American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

American Funds Insurance Series	283

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$27,348	$20,453	$8,325	$18,408
Global Small Capitalization Fund	96,178	85,345	17,353	76,811
Growth Fund	78,405	81,118	—	73,006
International Fund	71,916	74,745	—	67,270
New World Fund	14,516	8,405	7,205	7,565
Washington Mutual Investors Fund	81,124	55,623	27,526	50,061
Capital World Growth and Income Fund	16,355	15,435	1,643	13,891
Growth-Income Fund	171,950	178,358	—	160,522
International Growth and Income Fund	2,221	1,413	953	1,272
Capital Income Builder	13,384	14,030	—	12,627
Asset Allocation Fund	53,318	55,304	—	49,774
American Funds Global Balanced Fund	3,814	4,005	—	3,605

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

284	American Funds Insurance Series

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of June 30, 2022, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $187,000, $63,000 and $1,796,000, respectively, which would represent less than 0.01%, less than 0.01% and 0.21%, respectively, of the net assets of each fund should such commitments become due. Unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $3,000, less than $1,000 and $1,000, respectively, which is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities and is included in net unrealized depreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized

American Funds Insurance Series	285

gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

286	American Funds Insurance Series

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts		Interest rate swaps	Credit default swaps
New World Fund	Not applicable	$ 25,832	$ 4,557		Not applicable	Not applicable
International Growth and Income Fund	Not applicable	Not applicable	446		Not applicable	Not applicable
Capital Income Builder	Not applicable	59,371	98	*	$ 23,038	$ 4,064
Asset Allocation Fund	Not applicable	2,047,465	Not applicable		Not applicable	107,883
American Funds Global Balanced Fund	Not applicable	13,454	25,586		25,429	3,760
The Bond Fund of America	Not applicable	3,268,480	116,690		419,574	113,829
Capital World Bond Fund	Not applicable	310,776	507,433		345,658	56,655
American High-Income Trust	Not applicable	35,005	Not applicable		Not applicable	13,999
American Funds Mortgage Fund	Not applicable	27,578	Not applicable		25,975	Not applicable
U.S. Government Securities Fund	Not applicable	2,474,234	Not applicable		1,677,964	Not applicable
Managed Risk Growth Fund	$ 487,262	136,263	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	120,077	15,697	Not applicable		Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	347,908	40,418	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	3,860,312	264,330	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	656,342	299,621	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	287

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended June 30, 2022 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$160	Unrealized depreciation*	$118
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	40	Unrealized depreciation on open forward currency contracts	1
			$200		$119

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$202	Net unrealized appreciation on futures contracts	$78
Forward currency	Currency	Net realized gain on forward currency contracts	298	Net unrealized appreciation on forward currency contracts	59
			$500		$137

International Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$—	Net unrealized appreciation on forward currency contracts	$1

Capital Income Builder

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$15	Unrealized depreciation*	$1,042
Swap (centrally cleared)	Interest	Unrealized appreciation*	1,757	Unrealized depreciation*	—
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	359
			$1,772		$1,401

Refer to the end of the tables for footnotes.

288	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,291)	Net unrealized depreciation on futures contracts	$(1,259)
Forward currency	Currency	Net realized gain on forward currency contracts	6	Net unrealized depreciation on forward currency contracts	(2)
Swap	Interest	Net realized gain on swap contracts	1,702	Net unrealized appreciation on swap contracts	306
Swap	Credit	Net realized loss on swap contracts	(112)	Net unrealized depreciation on swap contracts	(345)
			$(1,695)		$(1,300)

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$7,611	Unrealized depreciation*	$3,501
Swap (centrally cleared)	Credit	Unrealized appreciation*	1,848	Unrealized depreciation*	—
			$9,459		$3,501

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$52,273	Net unrealized appreciation on futures contracts	$18,346
Swap	Credit	Net realized gain on swap contracts	159	Net unrealized appreciation on swap contracts	1,896
			$52,432		$20,242

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$48	Unrealized depreciation*	$82
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	103	Unrealized depreciation on open forward currency contracts	459
Forward currency	Currency	Receivables for closed forward currency contracts	18	Payables for closed forward currency contracts	4
Swap (centrally cleared)	Interest	Unrealized appreciation*	7	Unrealized depreciation*	654
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	80
			$176		$1,279

Refer to the end of the tables for footnotes.

American Funds Insurance Series	289

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$367	Net unrealized depreciation on futures contracts	$(115)
Forward currency	Currency	Net realized loss on forward currency contracts	(537)	Net unrealized depreciation on forward currency contracts	(167)
Swap	Interest	Net realized gain on swap contracts	198	Net unrealized depreciation on swap contracts	(410)
Swap	Credit	Net realized gain on swap contracts	48	Net unrealized depreciation on swap contracts	(78)
			$76		$(770)

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$11,018	Unrealized depreciation*	$25,935
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	293	Unrealized depreciation on open forward currency contracts	470
Forward currency	Currency	Receivables for closed forward currency contracts	75	Payables for closed forward currency contracts	576
Swap (centrally cleared)	Interest	Unrealized appreciation*	13,225	Unrealized depreciation*	2,838
Swap (centrally cleared)	Credit	Unrealized appreciation*	8,754	Unrealized depreciation*	—
			$33,365		$29,819

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(59,525)	Net unrealized depreciation on futures contracts	$(14,940)
Forward currency	Currency	Net realized gain on forward currency contracts	1,385	Net unrealized appreciation on forward currency contracts	178
Swap	Interest	Net realized gain on swap contracts	25,750	Net unrealized appreciation on swap contracts	21,372
Swap	Credit	Net realized gain on swap contracts	2,556	Net unrealized appreciation on swap contracts	8,680
			$(29,834)		$15,290

Refer to the end of the tables for footnotes.

290	American Funds Insurance Series

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$933	Unrealized depreciation*	$2,216
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	6,655	Unrealized depreciation on open forward currency contracts	4,636
Forward currency	Currency	Receivables for closed forward currency contracts	32	Payables for closed forward currency contracts	1,476
Swap (centrally cleared)	Interest	Unrealized appreciation*	33	Unrealized depreciation*	9,273
Swap (centrally cleared)	Credit	Unrealized appreciation*	3,014	Unrealized depreciation*	—
			$10,667		$17,601

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,835)	Net unrealized depreciation on futures contracts	$(1,107)
Forward currency	Currency	Net realized loss on forward currency contracts	(15,990)	Net unrealized appreciation on forward currency contracts	1,537
Swap	Interest	Net realized gain on swap contracts	1,384	Net unrealized depreciation on swap contracts	(5,384)
Swap	Credit	Net realized gain on swap contracts	675	Net unrealized appreciation on swap contracts	3,096
			$(17,766)		$(1,858)

American High-Income Trust

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$73	Unrealized depreciation*	$—
Swap (centrally cleared)	Credit	Unrealized appreciation*	421	Unrealized depreciation*	—
			$494		$—

		Net realized gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,276	Net unrealized appreciation on futures contracts	$284
Swap	Credit	Net realized gain on swap contracts	326	Net unrealized appreciation on swap contracts	414
			$1,602		$698

Refer to the end of the tables for footnotes.

American Funds Insurance Series	291

American Funds Mortgage Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$40	Unrealized depreciation*	$134
Swap (centrally cleared)	Interest	Unrealized appreciation*	670	Unrealized depreciation*	—
			$710		$134

		Net realized (loss) gain		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized loss on futures contracts	$(1,437)	Net unrealized depreciation on futures contracts	$(98)
Swap	Interest	Net realized gain on swap contracts	3,125	Net unrealized depreciation on swap contracts	(1,705)
			$1,688		$(1,803)

U.S. Government Securities Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$11,906	Unrealized depreciation*	$17,662
Swap (centrally cleared)	Interest	Unrealized appreciation*	23,368	Unrealized depreciation*	16,563
			$35,274		$34,225

		Net realized (loss) gain		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized loss on futures contracts	$(24,700)	Net unrealized depreciation on futures contracts	$(6,365)
Swap	Interest	Net realized gain on swap contracts	21,128	Net unrealized depreciation on swap contracts	(9,288)
			$(3,572)		$(15,653)

Managed Risk Growth Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers†	$424	Investment securities from unaffiliated issuers†	$—
Futures	Currency	Unrealized appreciation*	268	Unrealized depreciation*	—
Futures	Equity	Unrealized appreciation*	10,060	Unrealized depreciation*	—
Futures	Interest	Unrealized appreciation*	—	Unrealized depreciation*	(105)
			$10,752		$(105)

Refer to the end of the tables for footnotes.

292	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,451)	Net unrealized appreciation on investments in unaffiliated issuers	$1,424
Futures	Currency	Net realized gain on futures contracts	612	Net unrealized appreciation on futures contracts	292
Futures	Equity	Net realized gain on futures contracts	24,631	Net unrealized appreciation on futures contracts	11,276
Futures	Interest	Net realized loss on futures contracts	(10,316)	Net unrealized depreciation on futures contracts	(6)
			$11,476		$12,986

Managed Risk International Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers†	$591	Investment securities from unaffiliated issuers†	$—
Futures	Currency	Unrealized appreciation*	—	Unrealized depreciation*	—
Futures	Equity	Unrealized appreciation*	1,136	Unrealized depreciation*	—
Futures	Interest	Unrealized appreciation*	—	Unrealized depreciation*	(48)
			$1,727		$(48)

		Net realized (loss) gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(910)	Net unrealized appreciation on investments in unaffiliated issuers	$948
Futures	Currency	Net realized gain on futures contracts	—	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized gain on futures contracts	7,974	Net unrealized appreciation on futures contracts	22
Futures	Interest	Net realized loss on futures contracts	(2,349)	Net unrealized appreciation on futures contracts	1,449
			$4,715		$2,419

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers†	$842	Investment securities from unaffiliated issuers†	$—
Futures	Currency	Unrealized appreciation*	144	Unrealized depreciation*	—
Futures	Equity	Unrealized appreciation*	3,774	Unrealized depreciation*	—
Futures	Interest	Unrealized appreciation*	—	Unrealized depreciation*	(70)
			$4,760		$(70)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	293

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(2,423)	Net unrealized appreciation on investments in unaffiliated issuers	$1,000
Futures	Currency	Net realized gain on futures contracts	186	Net unrealized appreciation on futures contracts	149
Futures	Equity	Net realized gain on futures contracts	9,391	Net unrealized appreciation on futures contracts	3,844
Futures	Interest	Net realized loss on futures contracts	(5,062)	Net unrealized depreciation on futures contracts	(42)
			$2,092		$4,951

Managed Risk Growth-Income Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers†	$11,543	Investment securities from unaffiliated issuers†	$—
Futures	Currency	Unrealized appreciation*	1,057	Unrealized depreciation*	—
Futures	Equity	Unrealized appreciation*	26,222	Unrealized depreciation*	(16)
Futures	Interest	Unrealized appreciation*	—	Unrealized depreciation*	(524)
			$38,822		$(540)

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(28,252)	Net unrealized appreciation on investments in unaffiliated issuers	$19,619
Futures	Currency	Net realized gain on futures contracts	1,821	Net unrealized appreciation on futures contracts	1,066
Futures	Equity	Net realized gain on futures contracts	41,017	Net unrealized appreciation on futures contracts	26,824
Futures	Interest	Net realized loss on futures contracts	(34,975)	Net unrealized depreciation on futures contracts	(463)
			$(20,389)		$47,046

Managed Risk Asset Allocation Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers†	$1,138	Investment securities from unaffiliated issuers†	$—
Futures	Currency	Unrealized appreciation*	651	Unrealized depreciation*	—
Futures	Equity	Unrealized appreciation*	23,290	Unrealized depreciation*	—
Futures	Interest	Unrealized appreciation*	—	Unrealized depreciation*	(371)
			$25,079		$(371)

Refer to the end of the tables for footnotes.

294	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,697)	Net unrealized appreciation on investments in unaffiliated issuers	$781
Futures	Currency	Net realized gain on futures contracts	1,188	Net unrealized appreciation on futures contracts	660
Futures	Equity	Net realized gain on futures contracts	28,524	Net unrealized appreciation on futures contracts	23,415
Futures	Interest	Net realized loss on futures contracts	(38,673)	Net unrealized depreciation on futures contracts	(264)
			$(12,658)		$24,592

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
†	Includes options purchased as reported in the fund’s investment portfolio.

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2022, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Standard Chartered Bank	$35	$—	$—	$—	$35
UBS AG	5	—	—	—	5
Total	$40	$—	$—	$—	$40
Liabilities:
Citibank	$1	$—	$—	$—	$1

Refer to the end of the tables for footnote.

American Funds Insurance Series	295

International Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
JPMorgan Chase	$1	$—	$—	$—	$1

American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$20	$(20)	$—	$—	$—
Barclays Bank PLC	11	—	—	—	11
BNP Paribas	1	(1)	—	—	—
Citibank	74	(1)	—	—	73
Morgan Stanley	14	(14)	—	—	—
Standard Chartered Bank	1	(1)	—	—	—
Total	$121	$(37)	$—	$—	$84
Liabilities:
Bank of America	$44	$(20)	$—	$—	$24
Bank of New York Mellon	1	—	—	—	1
BNP Paribas	282	(1)	—	—	281
Citibank	1	(1)	—	—	—
HSBC Bank	14	—	—	—	14
JPMorgan Chase	3	—	—	—	3
Morgan Stanley	23	(14)	—	—	9
Standard Chartered Bank	95	(1)	—	—	94
Total	$463	$(37)	$—	$—	$426

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$96	$—	$—	$—	$96
Bank of New York Mellon	65	—	—	—	65
Citibank	94	(94)	—	—	—
Standard Chartered Bank	11	—	—	—	11
UBS AG	102	(30)	—	—	72
Total	$368	$(124)	$—	$—	$244
Liabilities:
Citibank	$648	$(94)	$(554)	$—	$—
JPMorgan Chase	323	—	(323)	—	—
Morgan Stanley	45	—	—	—	45
UBS AG	30	(30)	—	—	—
Total	$1,046	$(124)	$(877)	$—	$45

Refer to the end of the tables for footnote.

296	American Funds Insurance Series

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$503	$(503)	$—	$—	$—
BNP Paribas	91	(91)	—	—	—
Citibank	5,133	(2,333)	—	(2,800)	—
Goldman Sachs	27	(27)	—	—	—
HSBC Bank	253	(42)	—	(211)	—
JPMorgan Chase	75	(75)	—	—	—
Morgan Stanley	75	(75)	—	—	—
Standard Chartered Bank	291	—	—	(291)	—
UBS AG	239	(239)	—	—	—
Total	$6,687	$(3,385)	$—	$(3,302)	$—
Liabilities:
Bank of America	$957	$(503)	$(364)	$—	$90
BNP Paribas	712	(91)	(585)	—	36
Citibank	2,333	(2,333)	—	—	—
Goldman Sachs	477	(27)	(450)	—	—
HSBC Bank	42	(42)	—	—	—
JPMorgan Chase	788	(75)	(659)	—	54
Morgan Stanley	269	(75)	(194)	—	—
UBS AG	534	(239)	(295)	—	—
Total	$6,112	$(3,385)	$(2,547)	$—	$180

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the six months ended June 30, 2022, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$353	$634	$64
Growth Fund	318	22	22
New World Fund	175	99	14
Growth-Income Fund	3,322	472	292
International Growth and Income Fund	430	104	35
Asset Allocation Fund	32	106	9

American Funds Insurance Series	297

The reclaims and interest are included in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
As of December 31, 2021:
Undistributed ordinary income	$35,090	$155,910	$575,141	$91,536	$79,588	$436,702
Undistributed long-term capital gains	815,909	935,195	4,457,096	955,085	247,561	1,827,154
As of June 30, 2022:
Gross unrealized appreciation on investments	2,448,406	597,292	12,379,772	1,198,573	706,493	1,823,766
Gross unrealized depreciation on investments	(638,501)	(427,229)	(2,828,654)	(840,515)	(322,914)	(598,946)
Net unrealized appreciation (depreciation) on investments	1,809,905	170,063	9,551,118	358,058	383,579	1,224,820
Cost of investments	5,058,986	2,826,529	21,593,126	6,517,811	2,807,027	8,113,297

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
As of December 31, 2021:
Undistributed ordinary income	$66,586	$578,031	$753	$7,363	$333,342	$282
Late year ordinary loss deferral*	—	—	—	—	—	(110)
Undistributed long-term capital gains	354,484	2,984,322	145,163	—	2,509,013	1,947
Capital loss carryforward†	—	—	—	(20,560)	—	—
As of June 30, 2022:
Gross unrealized appreciation on investments	376,239	10,839,281	28,959	149,820	5,492,943	24,473
Gross unrealized depreciation on investments	(237,923)	(1,593,886)	(53,837)	(56,954)	(1,818,032)	(33,439)
Net unrealized appreciation (depreciation) on investments	138,316	9,245,395	(24,878)	92,866	3,674,911	(8,966)
Cost of investments	1,601,901	23,683,846	316,947	1,055,905	22,499,906	389,620

Refer to the end of the tables for footnotes.

298	American Funds Insurance Series

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
As of December 31, 2021:
Undistributed ordinary income	$95,270	$4,353	$9,517	$499	$—	$7,641
Undistributed long-term capital gains	97,219	26,459	—	—	—	—
Capital loss carryforward†	—	—	(247,812)	(496)	(1)	(14,302)
As of June 30, 2022:
Gross unrealized appreciation on investments	59,647	13,030	23,164	1,110	14	40,623
Gross unrealized depreciation on investments	(807,938)	(286,726)	(133,062)	(2,819)	(89)	(96,426)
Net unrealized appreciation (depreciation) on investments	(748,291)	(273,696)	(109,898)	(1,709)	(75)	(55,803)
Cost of investments	13,481,793	1,887,532	945,135	140,652	416,305	2,270,134

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
As of December 31, 2021:
Undistributed ordinary income	$1,846	$3,367	$3,923	$23,113	$34,460
Undistributed long-term capital gains	83,454	—	—	50,937	87,163
Capital loss carryforward†	—	(12,234)	(23,718)	—	—
As of June 30, 2022:
Gross unrealized appreciation on investments	10,369	1,527	3,992	29,568	23,941
Gross unrealized depreciation on investments	(129,403)	(35,664)	(53,343)	(150,797)	(159,840)
Net unrealized appreciation (depreciation) on investments	(119,034)	(34,137)	(49,351)	(121,229)	(135,899)
Cost of investments	580,496	164,663	365,091	2,259,173	2,397,331

*	This deferral is considered incurred in the subsequent year.
†	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$16,651	$361,119	$377,770	$23,870	$193,074	$216,944
Class 1A	67	1,617	1,684	55	645	700
Class 2	15,933	386,947	402,880	15,210	221,402	236,612
Class 4	2,452	66,240	68,692	1,339	30,748	32,087

Total	$35,103	$815,923	$851,026	$40,474	$445,869	$486,343

American Funds Insurance Series	299

Global Small Capitalization Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$47,544	$285,173	$332,717	$—	$55,655	$55,655
Class 1A	209	1,252	1,461	—	39	39
Class 2	94,748	568,298	663,046	—	60,246	60,246
Class 4	13,417	80,475	93,892	—	7,215	7,215
Total	$155,918	$935,198	$1,091,116	$—	$123,155	$123,155

Growth Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$252,019	$1,912,725	$2,164,744	$181,380	$2,073,422	$2,254,802
Class 1A	3,042	23,411	26,453	701	9,031	9,732
Class 2	274,301	2,152,577	2,426,878	167,439	2,610,409	2,777,848
Class 3	3,618	28,163	31,781	2,435	35,107	37,542
Class 4	42,175	340,245	382,420	17,483	340,551	358,034
Total	$575,155	$4,457,121	$5,032,276	$369,438	$5,068,520	$5,437,958

International Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$44,035	$448,918	$492,953	$131,730	$—	$131,730
Class 1A	133	1,398	1,531	281	—	281
Class 2	42,435	450,228	492,663	105,815	—	105,815
Class 3	209	2,195	2,404	545	—	545
Class 4	4,760	52,350	57,110	10,725	—	10,725
Total	$91,572	$955,089	$1,046,661	$249,096	$—	$249,096

New World Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$42,143	$129,123	$171,266	$26,785	$78,257	$105,042
Class 1A	232	724	956	77	273	350
Class 2	19,672	61,661	81,333	9,450	36,498	45,948
Class 4	17,555	56,063	73,618	5,794	28,566	34,360
Total	$79,602	$247,571	$327,173	$42,106	$143,594	$185,700

300	American Funds Insurance Series

Washington Mutual Investors Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$256,710	$1,068,126	$1,324,836	$104,666	$—	$104,666
Class 1A	2,492	10,665	13,157	2,211	—	2,211
Class 2	131,174	551,636	682,810	46,652	—	46,652
Class 4	46,410	196,768	243,178	12,620	—	12,620
Total	$436,786	$1,827,195	$2,263,981	$166,149	$—	$166,149

Capital World Growth and Income Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$20,817	$109,599	$130,416	$14,543	$16,997	$31,540
Class 1A	223	1,188	1,411	99	67	166
Class 2	38,548	205,827	244,375	20,948	29,988	50,936
Class 4	7,015	37,875	44,890	3,094	4,436	7,530
Total	$66,603	$354,489	$421,092	$38,684	$51,488	$90,172

Growth-Income Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$344,468	$1,754,172	$2,098,640	$328,564	$239,575	$568,139
Class 1A	472	2,464	2,936	308	185	493
Class 2	204,025	1,071,265	1,275,290	164,258	145,765	310,023
Class 3	2,195	11,428	13,623	1,864	1,578	3,442
Class 4	26,915	145,017	171,932	16,599	16,418	33,017
Total	$578,075	$2,984,346	$3,562,421	$511,593	$403,521	$915,114

International Growth and Income Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$16	$6,104	$6,120	$4,585	$—	$4,585
Class 1A	12	2,108	2,120	140	—	140
Class 2	459	81,276	81,735	6,218	—	6,218
Class 4	267	55,677	55,944	3,589	—	3,589
Total	$754	$145,165	$145,919	$14,532	$—	$14,532

Capital Income Builder

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$6,604	$—	$6,604	$16,222	$—	$16,222
Class 1A	99	—	99	218	—	218
Class 2	129	—	129	315	—	315
Class 4	4,982	—	4,982	13,009	—	13,009
Total	$11,814	$—	$11,814	$29,764	$—	$29,764

American Funds Insurance Series	301

Asset Allocation Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$207,234	$1,525,081	$1,732,315	$424,814	$579,353	$1,004,167
Class 1A	275	2,098	2,373	423	457	880
Class 2	57,602	440,697	498,299	108,045	154,751	262,796
Class 3	385	2,914	3,299	717	976	1,693
Class 4	67,986	538,249	606,235	107,752	164,028	271,780
Total	$333,482	$2,509,039	$2,842,521	$641,751	$899,565	$1,541,316

American Funds Global Balanced Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$72	$498	$570	$1,680	$6,058	$7,738
Class 1A	2	13	15	45	189	234
Class 2	123	850	973	2,431	10,638	13,069
Class 4	85	589	674	1,305	6,901	8,206
Total	$282	$1,950	$2,232	$5,461	$23,786	$29,247

The Bond Fund of America

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$60,944	$60,668	$121,612	$301,454	$133,858	$435,312
Class 1A	1,716	1,700	3,416	408	193	601
Class 2	26,337	27,763	54,100	138,464	69,578	208,042
Class 4	6,423	7,113	13,536	28,710	14,777	43,487
Total	$95,420	$97,244	$192,664	$469,036	$218,406	$687,442

Capital World Bond Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$2,151	$11,752	$13,903	$34,401	$10,279	$44,680
Class 1A	3	20	23	34	7	41
Class 2	2,087	13,752	15,839	33,715	10,855	44,570
Class 4	120	945	1,065	1,845	612	2,457
Total	$4,361	$26,469	$30,830	$69,995	$21,753	$91,748

302	American Funds Insurance Series

American High-Income Trust

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$2,597	$—	$2,597	$11,054	$—	$11,054
Class 1A	12	—	12	59	—	59
Class 2	6,029	—	6,029	28,636	—	28,636
Class 3	95	—	95	429	—	429
Class 4	790	—	790	3,238	—	3,238
Total	$9,523	$—	$9,523	$43,416	$—	$43,416

American Funds Mortgage Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$—	$—	$—	$6,294	$3,087	$9,381
Class 1A	9	—	9	39	18	57
Class 2	283	—	283	1,448	784	2,232
Class 4	207	—	207	936	551	1,487
Total	$499	$—	$499	$8,717	$4,440	$13,157

U.S. Government Securities Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$1,291	$—	$1,291	$30,987	$9,355	$40,342
Class 1A	17	—	17	389	129	518
Class 2	5,451	—	5,451	108,143	36,124	144,267
Class 3	39	—	39	714	234	948
Class 4	855	—	855	17,596	6,057	23,653
Total	$7,653	$—	$7,653	$157,829	$51,899	$209,728

Managed Risk Growth Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$41	$1,634	$1,675	$106	$409	$515
Class P2	1,808	81,821	83,629	3,159	23,710	26,869
Total	$1,849	$83,455	$85,304	$3,265	$24,119	$27,384

Managed Risk International Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$52	$—	$52	$14	$—	$14
Class P2	3,316	—	3,316	917	—	917
Total	$3,368	$—	$3,368	$931	$—	$931

American Funds Insurance Series	303

Managed Risk Washington Mutual Investors Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$33	$—	$33	$40	$—	$40
Class P2	3,892	—	3,892	5,979	—	5,979
Total	$3,925	$—	$3,925	$6,019	$—	$6,019

Managed Risk Growth-Income Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$20,311	$44,484	$64,795	$30,716	$29,380	$60,096
Class P2	2,809	6,461	9,270	3,713	4,359	8,072
Total	$23,120	$50,945	$74,065	$34,429	$33,739	$68,168

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$104	$254	$358	$114	$—	$114
Class P2	34,364	86,918	121,282	38,113	—	38,113
Total	$34,468	$87,172	$121,640	$38,227	$—	$38,227

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

304	American Funds Insurance Series

The series’ board of trustees approved a revised investment advisory and services agreement effective May 1, 2022. The revised agreement provides investment advisory services fees based on revised annual rates and net asset levels for some of the funds. The following table discloses the annual rates and net asset levels before and after the revised contract became effective:

	Prior to May 1, 2022				Effective May 1, 2022
			Net asset levels				Net asset levels
	Rates		(in billions)		Rates		(in billions)
Fund	Beginning with	Ending with	Up to	In excess of	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.445%	$.6	$8.0	.475%	.435%	$15.0	$15.0
Global Small Capitalization Fund	.800	.635	.6	5.0	.647	.615	15.0	15.0
Growth Fund	.500	.280	.6	34.0	.500	.275	.6	44.0
International Fund	.690	.430	.5	21.0	.478	.430	15.0	21.0
New World Fund	.850	.580	.5	4.0	.577	.510	15.0	15.0
Washington Mutual Investors Fund	.500	.350	.6	10.5	.374	.350	15.0	15.0
Capital World Growth and Income Fund	.690	.480	.6	3.0	.475	.435	15.0	15.0
Growth-Income Fund	.500	.219	.6	34.0	.500	.217	.6	44.0
International Growth and Income Fund	.690	.500	.5	1.5	.478	.450	15.0	15.0
Capital Income Builder	.500	.410	.6	1.0	.357	.330	15.0	15.0
Asset Allocation Fund	.500	.240	.6	21.0	.500	.236	.6	34.0
American Funds Global Balanced Fund	.660	.510	.5	1.0	.446	.420	15.0	15.0
The Bond Fund of America	.480	.320	.6	13.0	.352	.320	15.0	15.0
Capital World Bond Fund	.570	.450	1.0	3.0	.431	.360	15.0	15.0
American High-Income Trust	.500	.420	.6	2.0	.404	.386	15.0	15.0
American Funds Mortgage Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.257	.242	15.0	15.0
U.S. Government Securities Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the six months ended June 30, 2022, CRMC waived $1,000 in fees for Growth Fund in advance of the revised investment advisory and service agreement that became effective May 1, 2022. CRMC also waived a portion of its investment advisory services fees for the following funds based on the rates listed:

Fund	Waiver rates prior to May 1, 2022	Waiver rates effective May 1, 2022
Global Growth Fund	Not applicable	.11%
Global Small Capitalization Fund	Not applicable	.05
New World Fund	.18%	.07
Washington Mutual Investors Fund	.16	.11
Capital World Growth and Income Fund	.23	.14
International Growth and Income Fund	.14	.01
Capital Income Builder	.25	.14
American Funds Global Balanced Fund	Not applicable	.01
The Bond Fund of America	.19	.19
Capital World Bond Fund	.10	.10
American High-Income Trust	.19	.14
American Funds Mortgage Fund	.21	.12
U.S. Government Securities Fund	.16	.12
Managed Risk Growth Fund	.05	.05
Managed Risk International Fund	.05	.05
Managed Risk Washington Mutual Investors Fund	.05	.05
Managed Risk Growth-Income Fund	.05	.05
Managed Risk Asset Allocation Fund	.05	.05

The waiver rates for each fund, except Growth Fund, will be in effect through at least May 1, 2023, and may only be modified or terminated with the approval of the series’ board. For the six months ended June 30, 2022, total investment advisory services fees waived by CRMC were $30,987,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

American Funds Insurance Series	305

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

					For the	For the
					six months	six months
			Net asset level		ended	ended
	Rates		(in billions)		June 30,	June 30,
	Beginning	Ending		In excess	2022,	2022,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.493%	.460%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.686	.671
Growth Fund	.500	.275	.6	44.0	.311	.311
International Fund	.478	.430	15.0	21.0	.492	.492
New World Fund	.577	.510	15.0	15.0	.656	.510
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.381	.227
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.556	.363
Growth-Income Fund	.500	.217	.6	44.0	.252	.252
International Growth and Income Fund	.478	.450	15.0	15.0	.624	.453
Capital Income Builder	.357	.330	15.0	15.0	.433	.220
Asset Allocation Fund	.500	.236	.6	34.0	.264	.264
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.593	.590
The Bond Fund of America	.352	.320	15.0	15.0	.356	.166
Capital World Bond Fund	.431	.360	15.0	15.0	.505	.436
American High-Income Trust	.404	.386	15.0	15.0	.459	.285
American Funds Mortgage Fund	.295	.280	15.0	15.0	.385	.200
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.297	.297
U.S. Government Securities Fund	.295	.280	15.0	15.0	.340	.193
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses —Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

306	American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$531
Class 1A	$—	$19	2
Class 2	4,667	Not applicable	560
Class 4	783	783	94
Total class-specific expenses	$5,450	$802	$1,187

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$167
Class 1A	$—	$6	1
Class 2	2,587	Not applicable	311
Class 4	361	361	43
Total class-specific expenses	$2,948	$367	$522

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,397
Class 1A	$—	$167	20
Class 2	22,593	Not applicable	2,711
Class 3	221	Not applicable	37
Class 4	3,412	3,413	410
Total class-specific expenses	$26,226	$3,580	$5,575

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$553
Class 1A	$—	$14	2
Class 2	4,574	Not applicable	549
Class 3	17	Not applicable	3
Class 4	516	516	62
Total class-specific expenses	$5,107	$530	$1,169

American Funds Insurance Series	307

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$288
Class 1A	$—	$13	2
Class 2	1,127	Not applicable	135
Class 4	993	993	119
Total class-specific expenses	$2,120	$1,006	$544

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$905
Class 1A	$—	$167	20
Class 2	3,862	Not applicable	464
Class 4	1,312	1,312	157
Total class-specific expenses	$5,174	$1,479	$1,546

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$92
Class 1A	$—	$8	1
Class 2	1,445	Not applicable	174
Class 4	252	252	30
Total class-specific expenses	$1,697	$260	$297

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3,290
Class 1A	$—	$37	4
Class 2	16,649	Not applicable	1,998
Class 3	130	Not applicable	22
Class 4	2,170	2,170	260
Total class-specific expenses	$18,949	$2,207	$5,574

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2
Class 1A	$—	$6	1
Class 2	231	Not applicable	28
Class 4	152	152	18
Total class-specific expenses	$383	$158	$49

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$84
Class 1A	$—	$12	1
Class 2	15	Not applicable	2
Class 4	683	683	82
Total class-specific expenses	$698	$695	$169

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,539
Class 1A	$—	$28	4
Class 2	6,085	Not applicable	730
Class 3	29	Not applicable	5
Class 4	7,234	7,234	868
Total class-specific expenses	$13,348	$7,262	$4,146

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$16
Class 1A	$—	$4	—	*
Class 2	229	Not applicable	28
Class 4	154	154	18
Total class-specific expenses	$383	$158	$62

Refer to the end of the tables for footnote.

308	American Funds Insurance Series

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,113
Class 1A	$—	$88	10
Class 2	4,207	Not applicable	505
Class 4	1,041	1,040	125
Total class-specific expenses	$5,248	$1,128	$1,753

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$120
Class 1A	$—	$2	—	*
Class 2	1,133	Not applicable	136
Class 4	75	75	9
Total class-specific expenses	$1,208	$77	$265

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$37
Class 1A	$—	$1	—	*
Class 2	763	Not applicable	92
Class 3	9	Not applicable	1
Class 4	102	102	12
Total class-specific expenses	$874	$103	$142

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3
Class 1A	$—	$2	—	*
Class 2	67	Not applicable	8
Class 4	51	51	6
Total class-specific expenses	$118	$53	$17

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$7
Class 1A	$—	$—	—	*
Class 2	329	Not applicable	39
Class 3	4	Not applicable	1
Class 4	77	77	9
Total class-specific expenses	$410	$77	$56

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$44
Class 1A	$—	$5	1
Class 2	1,582	Not applicable	190
Class 3	8	Not applicable	1
Class 4	271	271	32
Total class-specific expenses	$1,861	$276	$268

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$13
Class P2	$637	637
Total class-specific expenses	$637	$650

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$3
Class P2	$180	180
Total class-specific expenses	$180	$183

Refer to the end of the tables for footnote.

American Funds Insurance Series	309

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$3
Class P2	$423	423
Total class-specific expenses	$423	$426

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2,600
Class P2	$376	376
Total class-specific expenses	$376	$2,976

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$9
Class P2	$3,130	3,130
Total class-specific expenses	$3,130	$3,139

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the six months ended June 30, 2022, total fees and expenses reimbursed by CRMC were $1,000. CRMC may recoup all or a portion of these reimbursements during the current fiscal year. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

310	American Funds Insurance Series

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

			Decrease in value of	Total trustees’
Fund	Current fees		deferred amounts	compensation
Global Growth Fund	$12		$(10)	$2
Global Small Capitalization Fund	6		(4)	2
Growth Fund	59		(47)	12
International Fund	12		(10)	2
New World Fund	6		(5)	1
Washington Mutual Investors Fund	15		(14)	1
Capital World Growth and Income Fund	3		(3)	—	*
Growth-Income Fund	56		(48)	8
International Growth and Income Fund	1		— *	1
Capital Income Builder	2		(2)	—	*
Asset Allocation Fund	41		(37)	4
American Funds Global Balanced Fund	1		(1)	—	*
The Bond Fund of America	18		(16)	2
Capital World Bond Fund	3		(2)	1
American High-Income Trust	1		(1)	—	*
American Funds Mortgage Fund	—	*	— *	—	*
Ultra-Short Bond Fund	—	*	— *	—	*
U.S. Government Securities Fund	3		(2)	1
Managed Risk Growth Fund	1		(1)	—	*
Managed Risk International Fund	—	*	— *	—	*
Managed Risk Washington Mutual Investors Fund	—	*	— *	—	*
Managed Risk Growth-Income Fund	3		(3)	—	*
Managed Risk Asset Allocation Fund	3		(3)	—	*

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Funds Insurance Series	311

The following table presents purchase and sale transactions between each fund and related funds, and net realized loss or gain from such sales, if any, as of June 30, 2022 (dollars in thousands):

			Net
			realized
Fund	Purchases	Sales	(loss) gain
Global Growth Fund	$24,133	$58,043	$(17,383)
Global Small Capitalization Fund	46,217	22,871	6,008
Growth Fund	142,908	202,076	50,416
International Fund	32,016	108,702	(19,737)
New World Fund	22,145	39,739	2,871
Washington Mutual Investors Fund	58,558	50,125	(7,063)
Capital World Growth and Income Fund	20,398	24,276	(47)
Growth-Income Fund	234,608	237,623	40,250
International Growth and Income Fund	1,956	2,147	(112)
Capital Income Builder	6,219	6,738	754
Asset Allocation Fund	170,065	89,729	(1,046)
American Funds Global Balanced Fund	2,516	2,384	390
The Bond Fund of America	1,289	4,841	(631)
Capital World Bond Fund	58	8,678	(127)
American High-Income Trust	57	15,977	(14)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2022.

312	American Funds Insurance Series

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$273,862	7,524	$377,769	11,989	$(284,167)	(7,787)	$367,464	11,726
Class 1A	1,562	43	1,684	53	(642)	(17)	2,604	79
Class 2	69,775	1,930	402,881	12,959	(133,903)	(3,589)	338,753	11,300
Class 4	57,684	1,572	68,692	2,232	(37,597)	(1,036)	88,779	2,768
Total net increase (decrease)	$402,883	11,069	$851,026	27,233	$(456,309)	(12,429)	$797,600	25,873

Year ended December 31, 2021

Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515
Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$466,658	10,842

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$111,112	4,411	$331,498	19,030	$(458,899)	(14,826)	$(16,289)	8,615
Class 1A	666	23	1,461	85	(95)	(4)	2,032	104
Class 2	88,158	3,511	663,046	40,307	(40,790)	(1,629)	710,414	42,189
Class 4	40,538	1,605	93,892	5,707	(21,262)	(857)	113,168	6,455
Total net increase (decrease)	$240,474	9,550	$1,089,897	65,129	$(521,046)	(17,316)	$809,325	57,363

Year ended December 31, 2021

Class 1	$216,763	6,235	$55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973
Total net increase (decrease)	$370,158	10,800	$123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Refer to the end of the tables for footnote.

American Funds Insurance Series	313

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$1,418,602	14,319	$2,160,726	25,260	$(1,966,844)	(17,733)	$1,612,484	21,846
Class 1A	115,655	1,164	26,453	312	(12,579)	(146)	129,529	1,330
Class 2	329,809	3,246	2,426,880	28,730	(942,383)	(8,773)	1,814,306	23,203
Class 3	732	8	31,781	368	(17,151)	(161)	15,362	215
Class 4	219,002	2,173	382,419	4,638	(124,223)	(1,212)	477,198	5,599
Total net increase (decrease)	$2,083,800	20,910	$5,028,259	59,308	$(3,063,180)	(28,025)	$4,048,879	52,193

Year ended December 31, 2021

Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950
Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$3,623,473	32,671

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$189,487	9,858	$492,954	29,203	$(776,461)	(35,444)	$(94,020)	3,617
Class 1A	1,330	67	1,531	91	(279)	(15)	2,582	143
Class 2	121,066	6,076	492,662	29,343	(172,369)	(8,901)	441,359	26,518
Class 3	46	2	2,404	142	(724)	(37)	1,726	107
Class 4	44,120	2,249	57,111	3,457	(29,344)	(1,562)	71,887	4,144
Total net increase (decrease)	$356,049	18,252	$1,046,662	62,236	$(979,177)	(45,959)	$423,534	34,529

Year ended December 31, 2021

Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380
Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Refer to the end of the tables for footnote.

314	American Funds Insurance Series

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$45,979	1,663	$171,266	7,136	$(285,724)	(9,475)	$(68,479)	(676)
Class 1A	1,018	36	956	41	(427)	(16)	1,547	61
Class 2	43,469	1,599	81,333	3,433	(89,598)	(3,176)	35,204	1,856
Class 4	102,955	3,913	73,618	3,136	(73,328)	(2,849)	103,245	4,200
Total net increase (decrease)	$193,421	7,211	$327,173	13,746	$(449,077)	(15,516)	$71,517	5,441

Year ended December 31, 2021

Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990
Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$176,091	5,484

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$170,655	10,953	$1,318,644	99,146	$(631,285)	(37,687)	$858,014	72,412
Class 1A	27,315	1,793	13,158	997	(122,921)	(7,521)	(82,448)	(4,731)
Class 2	23,873	1,497	682,809	52,323	(246,841)	(15,113)	459,841	38,707
Class 4	140,004	8,625	243,178	18,822	(99,844)	(6,147)	283,338	21,300
Total net increase (decrease)	$361,847	22,868	$2,257,789	171,288	$(1,100,891)	(66,468)	$1,518,745	127,688

Year ended December 31, 2021

Class 1	$740,227	42,419	$104,068	6,017	$(1,150,862)	(70,448)	$(306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310
Total net increase (decrease)	$1,076,419	63,170	$165,551	9,631	$(1,730,230)	(106,418)	$(488,260)	(33,617)

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$156,039	10,673	$126,337	10,011	$(271,686)	(16,130)	$10,690	4,554
Class 1A	1,016	61	1,412	112	(206)	(13)	2,222	160
Class 2	8,074	517	244,375	19,426	(80,834)	(5,060)	171,615	14,883
Class 4	15,715	1,031	44,890	3,658	(11,105)	(711)	49,500	3,978
Total net increase (decrease)	$180,844	12,282	$417,014	33,207	$(363,831)	(21,914)	$234,027	23,575

Year ended December 31, 2021

Class 1	$171,552	9,531	$30,555	1,698	$(117,328)	(6,578)	$84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321
Total net increase (decrease)	$246,410	13,800	$89,186	4,972	$(350,564)	(19,757)	$(14,968)	(985)

Refer to the end of the tables for footnote.

American Funds Insurance Series	315

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$983,994	17,287	$2,096,076	38,989	$(2,268,124)	(37,172)	$811,946	19,104
Class 1A	2,189	36	2,936	55	(670)	(11)	4,455	80
Class 2	66,467	1,141	1,275,290	24,099	(803,795)	(13,518)	537,962	11,722
Class 3	362	7	13,623	253	(8,613)	(141)	5,372	119
Class 4	105,911	1,821	171,931	3,299	(79,148)	(1,352)	198,694	3,768
Total net increase (decrease)	$1,158,923	20,292	$3,559,856	66,695	$(3,160,350)	(52,194)	$1,558,429	34,793

Year ended December 31, 2021

Class 1	$778,306	12,603	$567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340
Total net increase (decrease)	$1,238,633	20,199	$914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$1,807	106	$6,120	644	$(16,055)	(867)	$(8,128)	(117)
Class 1A	559	34	2,120	228	(778)	(44)	1,901	218
Class 2	4,942	323	81,734	8,827	(12,548)	(849)	74,128	8,301
Class 4	13,542	835	55,945	6,134	(6,965)	(454)	62,522	6,515
Total net increase (decrease)	$20,850	1,298	$145,919	15,833	$(36,346)	(2,214)	$130,423	14,917

Year ended December 31, 2021

Class 1	$48,015	2,368	$4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898
Total net increase (decrease)	$86,234	4,302	$14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Refer to the end of the tables for footnote.

316	American Funds Insurance Series

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$105,918	9,131	$6,605	574	$(59,641)	(5,118)	$52,882	4,587
Class 1A	1,472	127	99	9	(506)	(44)	1,065	92
Class 2	1,275	109	129	11	(694)	(59)	710	61
Class 4	73,501	6,361	4,982	434	(53,679)	(4,680)	24,804	2,115
Total net increase (decrease)	$182,166	15,728	$11,815	1,028	$(114,520)	(9,901)	$79,461	6,855

Year ended December 31, 2021

Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505
Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$(81,691)	(6,794)

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$695,260	27,254	$1,732,314	73,497	$(1,348,858)	(51,932)	$1,078,716	48,819
Class 1A	1,613	60	2,373	101	(702)	(26)	3,284	135
Class 2	35,471	1,372	498,300	21,432	(320,105)	(12,327)	213,666	10,477
Class 3	97	4	3,299	140	(1,639)	(63)	1,757	81
Class 4	183,834	7,102	606,235	26,278	(200,321)	(7,744)	589,748	25,636
Total net increase (decrease)	$916,275	35,792	$2,842,521	121,448	$(1,871,625)	(72,092)	$1,887,171	85,148

Year ended December 31, 2021

Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010
Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Refer to the end of the tables for footnote.

American Funds Insurance Series	317

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$16,606	1,287	$570	43	$(19,200)	(1,441)	$(2,024)	(111)
Class 1A	141	11	15	1	(749)	(54)	(593)	(42)
Class 2	1,967	144	973	74	(14,390)	(1,068)	(11,450)	(850)
Class 4	5,702	425	674	53	(7,031)	(529)	(655)	(51)
Total net increase (decrease)	$24,416	1,867	$2,232	171	$(41,370)	(3,092)	$(14,722)	(1,054)

Year ended December 31, 2021

Class 1	$9,259	623	$7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816
Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$(4,816)	(307)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$588,890	56,026	$120,763	12,016	$(1,465,423)	(137,787)	$(755,770)	(69,745)
Class 1A	195,922	19,339	3,416	342	(4,771)	(475)	194,567	19,206
Class 2	22,979	2,184	54,100	5,465	(292,960)	(28,458)	(215,881)	(20,809)
Class 4	54,487	5,274	13,536	1,373	(55,263)	(5,377)	12,760	1,270
Total net increase (decrease)	$862,278	82,823	$191,815	19,196	$(1,818,417)	(172,097)	$(764,324)	(70,078)

Year ended December 31, 2021

Class 1	$2,441,954	212,866	$432,376	38,456	$(737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840
Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$33,410	3,197	$13,903	1,397	$(171,939)	(15,483)	$(124,626)	(10,889)
Class 1A	156	14	24	3	(232)	(23)	(52)	(6)
Class 2	21,292	1,992	15,838	1,606	(71,774)	(6,686)	(34,644)	(3,088)
Class 4	5,188	483	1,065	109	(4,497)	(433)	1,756	159
Total net increase (decrease)	$60,046	5,686	$30,830	3,115	$(248,442)	(22,625)	$(157,566)	(13,824)

Year ended December 31, 2021

Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859
Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$(51,795)	(3,821)

Refer to the end of the tables for footnote.

318	American Funds Insurance Series

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$25,635	2,628	$2,539	271	$(42,117)	(4,252)	$(13,943)	(1,353)
Class 1A	193	20	13	2	(315)	(33)	(109)	(11)
Class 2	4,926	503	6,028	658	(56,861)	(6,042)	(45,907)	(4,881)
Class 3	211	22	95	10	(747)	(78)	(441)	(46)
Class 4	30,907	2,971	790	78	(38,568)	(3,737)	(6,871)	(688)
Total net increase (decrease)	$61,872	6,144	$9,465	1,019	$(138,608)	(14,142)	$(67,271)	(6,979)

Year ended December 31, 2021

Class 1	$160,559	15,547	$10,757	1,060	$(19,514)	(1,906)	$151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649
Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$152,225	14,639

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$755	75	$—	—	$(229,051)	(21,714)	$(228,296)	(21,639)
Class 1A	501	50	10	1	(733)	(70)	(222)	(19)
Class 2	1,372	135	282	29	(5,292)	(524)	(3,638)	(360)
Class 4	3,710	369	207	21	(3,666)	(364)	251	26
Total net increase (decrease)	$6,338	629	$499	51	$(238,742)	(22,672)	$(231,905)	(21,992)

Year ended December 31, 2021

Class 1	$35,679	3,267	$9,382	880	$(27,270)	(2,517)	$17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714
Total net increase (decrease)	$54,648	5,023	$13,157	1,237	$(38,526)	(3,561)	$29,279	2,699

Refer to the end of the tables for footnote.

American Funds Insurance Series	319

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$25,739	2,284	$—	—	$(15,830)	(1,405)	$9,909	879
Class 1A	—	—	—	—	—	—	—	—
Class 2	79,687	7,297	—	—	(27,286)	(2,498)	52,401	4,799
Class 3	601	54	—	—	(444)	(40)	157	14
Class 4	54,443	4,957	—	—	(25,299)	(2,303)	29,144	2,654
Total net increase (decrease)	$160,470	14,592	$—	—	$(68,859)	(6,246)	$91,611	8,346

Year ended December 31, 2021

Class 1	$16,242	1,439	$—	—	$(22,707)	(2,011)	$(6,465)	(572)
Class 1A	—	—	—	—	—	—	—	—
Class 2	86,233	7,864	—	—	(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	—	—	(915)	(83)	338	30
Class 4	35,704	3,232	—	—	(29,389)	(2,660)	6,315	572
Total net increase (decrease)	$139,432	12,648	$—	—	$(180,633)	(16,394)	$(41,201)	(3,746)

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class 1	$32,067	2,893	$1,246	115	$(276,213)	(24,133)	$(242,900)	(21,125)
Class 1A	936	87	18	2	(1,271)	(114)	(317)	(25)
Class 2	22,317	2,011	5,450	508	(146,774)	(13,315)	(119,007)	(10,796)
Class 3	—	—	39	3	(1,145)	(105)	(1,106)	(102)
Class 4	35,614	3,229	855	80	(52,023)	(4,705)	(15,554)	(1,396)
Total net increase (decrease)	$90,934	8,220	$7,608	708	$(477,426)	(42,372)	$(378,884)	(33,444)

Year ended December 31, 2021

Class 1	$213,039	17,786	$38,963	3,337	$(115,497)	(9,263)	$136,505	11,860
Class 1A	4,388	354	518	44	(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267	12,514	(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948	81	(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653	2,055	(118,823)	(9,719)	(7,285)	(437)
Total net increase (decrease)	$397,457	32,756	$208,349	18,031	$(368,879)	(30,183)	$236,927	20,604

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class P1	$900	57	$1,675	136	$(1,511)	(90)	$1,064	103
Class P2	24,583	1,567	83,629	6,872	(15,325)	(974)	92,887	7,465
Total net increase (decrease)	$25,483	1,624	$85,304	7,008	$(16,836)	(1,064)	$93,951	7,568

Year ended December 31, 2021

Class P1	$3,593	199	$515	30	$(3,079)	(172)	$1,029	57
Class P2	39,055	2,202	26,869	1,558	(78,851)	(4,405)	(12,927)	(645)
Total net increase (decrease)	$42,648	2,401	$27,384	1,588	$(81,930)	(4,577)	$(11,898)	(588)

Refer to the end of the tables for footnote.

320	American Funds Insurance Series

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class P1	$373	38	$52	6	$(64)	(7)	$361	37
Class P2	4,344	441	3,316	369	(7,438)	(802)	222	8
Total net increase (decrease)	$4,717	479	$3,368	375	$(7,502)	(809)	$583	45

Year ended December 31, 2021

Class P1	$887	80	$14	1	$(531)	(48)	$370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)
Total net increase (decrease)	$13,690	1,261	$931	81	$(15,275)	(1,371)	$(654)	(29)

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class P1	$561	45	$33	3	$(149)	(12)	$445	36
Class P2	8,641	718	3,892	331	(25,708)	(2,107)	(13,175)	(1,058)
Total net increase (decrease)	$9,202	763	$3,925	334	$(25,857)	(2,119)	$(12,730)	(1,022)

Year ended December 31, 2021

Class P1	$971	80	$40	3	$(343)	(29)	$668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)
Total net increase (decrease)	$10,714	880	$6,019	490	$(51,616)	(4,283)	$(34,883)	(2,913)

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class P1	$23,539	1,621	$64,795	4,909	$(79,453)	(5,668)	$8,881	862
Class P2	7,369	526	9,270	707	(16,895)	(1,186)	(256)	47
Total net increase (decrease)	$30,908	2,147	$74,065	5,616	$(96,348)	(6,854)	$8,625	909

Year ended December 31, 2021

Class P1	$64,192	4,303	$60,096	4,023	$(175,764)	(11,680)	$(51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)
Total net increase (decrease)	$79,030	5,311	$68,168	4,569	$(211,583)	(14,084)	$(64,385)	(4,204)

Refer to the end of the tables for footnote.

American Funds Insurance Series	321

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2022

Class P1	$1,091	75	$358	28	$(503)	(38)	$946	65
Class P2	22,719	1,679	121,282	9,734	(151,469)	(11,117)	(7,468)	296
Total net increase (decrease)	$23,810	1,754	$121,640	9,762	$(151,972)	(11,155)	$(6,522)	361

Year ended December 31, 2021

Class P1	$2,097	141	$114	8	$(899)	(60)	$1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)
Total net increase (decrease)	$59,713	4,157	$38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

*	Includes exchanges between share classes of the fund.

11. Investment transactions and other disclosures

The following tables present additional information for each fund for the six months ended June 30, 2022 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$1,154,889	$697,701	$5,277,855	$1,394,817	$674,899	$1,517,355
Sales of investment securities*	1,459,238	808,215	6,270,787	1,901,645	1,028,529	2,244,236
Non-U.S. taxes paid on dividend income	3,431	1,482	4,572	6,393	2,310	1,348
Non-U.S. taxes paid on interest income	—	—	—	—	3	—
Non-U.S. taxes paid on realized gains	—	3,797	—	6,690	3,410	—
Non-U.S. taxes provided on unrealized appreciation	6,621	8,204	—	23,665	6,335	—

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$422,513	$5,568,260	$80,130	$543,114	$12,982,950	$297,140
Sales of investment securities*	590,784	8,817,687	89,338	495,788	14,028,613	305,662
Non-U.S. taxes paid on dividend income	1,636	5,405	12	1,063	5,427	246
Non-U.S. taxes paid on interest income	—	—	—	—	—	8
Non-U.S. taxes paid on realized gains	68	—	51	6	—	6
Non-U.S. taxes provided on unrealized appreciation	383	—	—	444	1,820	—

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$18,309,219	$826,744	$193,187	$700,738	$—	$4,089,958
Sales of investment securities*	17,477,848	1,121,381	237,197	812,455	—	3,674,672
Non-U.S. taxes paid on interest income	9	172	—	—	—	—
Non-U.S. taxes paid on realized gains	—	326	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	117	—	—	—	—

Refer to the end of the table for footnote.

322	American Funds Insurance Series

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$310,318	$72,749	$170,597	$897,652	$699,143
Sales of investment securities*	224,255	51,902	117,919	749,424	565,128

*	Excludes short-term securities and U.S. government obligations, if any.

12. Ownership concentration

At June 30, 2022, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 18% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 26% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

American Funds Insurance Series	323

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Global Growth Fund

Class 1:
6/30/2022[4,5]	$45.46	$.16	$(12.50)	$(12.34)	$(.08)	$(3.97)	$(4.05)	$29.07	(27.84)%[6]	$3,072	.54%[7]		.50%[7]		.88%[7]
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55		.54		.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56		.56		.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56		.56		1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010	.55		.55		.94
Class 1A:
6/30/2022[4,5]	45.28	.12	(12.44)	(12.32)	(.07)	(3.97)	(4.04)	28.92	(27.91)[6]	14	.79	[7]	.75	[7]	.64	[7]
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80		.79		.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81		.81		.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80		.80		.77
12/31/2017[4,8]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [6]	2	.80	[7]	.80	[7]	.39	[7]
Class 2:
6/30/2022[4,5]	44.94	.11	(12.33)	(12.22)	(.07)	(3.97)	(4.04)	28.68	(27.91)[6]	3,233	.79	[7]	.75	[7]	.62	[7]
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80		.80		.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81		.81		.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012	.80		.80		.69
Class 4:
6/30/2022[4,5]	44.57	.07	(12.23)	(12.16)	(.05)	(3.97)	(4.02)	28.39	(27.99)[6]	552	1.04	[7]	1.00	[7]	.38	[7]
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05		1.04		.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06		1.06		.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211	1.05		1.05		.37

Refer to the end of the tables for footnotes.

324	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income (loss) to average net assets[2]

Global Small Capitalization Fund

Class 1:
6/30/2022[4,5]	$34.17	$.03	$(10.08)	$(10.05)	$—	$(8.50)	$(8.50)	$15.62	(31.99)%[6]	$915		.74%[7]		.72%[7]		.24%[7]
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707		.74		.74		(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75		.75		(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75		.75		.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.73		.54
Class 1A:
6/30/2022[4,5]	33.93	— [9]	(10.00)	(10.00)	—	(8.50)	(8.50)	15.43	(32.05)[6]	4		.99	[7]	.97	[7]	.02 [7]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5		.99		.99		(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99		.99		(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[10]	.98		.98		.21
12/31/2017[4,8]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [6]	—	[10]	.96	[7]	.96	[7]	.35 [7]
Class 2:
6/30/2022[4,5]	32.94	— [9]	(9.69)	(9.69)	—	(8.50)	(8.50)	14.75	(32.09)[6]	1,751		.99	[7]	.97	[7]	.01 [7]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521		.99		.99		(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00		1.00		(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.98		.27
Class 4:
6/30/2022[4,5]	32.96	(.03)	(9.68)	(9.71)	—	(8.50)	(8.50)	14.75	(32.13)[6]	249		1.24	[7]	1.22	[7]	(.23)[7]
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344		1.24		1.24		(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25		1.25		(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [9]	(1.58)	(1.58)	26.16	31.24	206		1.25		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		1.24		(.08)
12/31/2017	19.91	— [9]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		1.23		— [11]

Refer to the end of the tables for footnotes.

American Funds Insurance Series	325

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/2022[4,5]	$127.58	$.26	$(36.77)	$(36.51)	$(.15)	$(14.31)	$(14.46)	$76.61	(29.80)%[6]	$13,552	.34%[7]		.50%[7]
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34		.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35		.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35		1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
Class 1A:
6/30/2022[4,5]	126.70	.16	(36.53)	(36.37)	(.12)	(14.31)	(14.43)	75.90	(29.89)[6]	173	.59	[7]	.31	[7]
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59		.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60		.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[4,8]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [6]	3	.59	[7]	.47	[7]
Class 2:
6/30/2022[4,5]	126.28	.13	(36.38)	(36.25)	(.09)	(14.31)	(14.40)	75.63	(29.90)[6]	14,923	.59	[7]	.25	[7]
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59		.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60		.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
Class 3:
6/30/2022[4,5]	128.68	.17	(37.10)	(36.93)	(.11)	(14.31)	(14.42)	77.33	(29.88)[6]	198	.52	[7]	.31	[7]
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52		.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53		.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
Class 4:
6/30/2022[4,5]	123.79	— [9]	(35.61)	(35.61)	(.05)	(14.31)	(14.36)	73.82	(29.98)[6]	2,330	.84	[7]	—	[7,11]
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84		(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85		(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25

Refer to the end of the tables for footnotes.

326	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

International Fund

Class 1:
6/30/2022[4,5]	$22.70	$.17	$(5.01)	$(4.84)	$(.09)	$(2.60)	$(2.69)	$15.17	(22.53)%[6]	$3,226	.54%[7]		1.73%[7]
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55		1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55		.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
Class 1A:
6/30/2022[4,5]	22.61	.15	(5.00)	(4.85)	(.08)	(2.60)	(2.68)	15.08	(22.66)[6]	10	.79	[7]	1.53	[7]
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80		1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[4,8]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [6]	2	.77	[7]	.43	[7]
Class 2:
6/30/2022[4,5]	22.60	.15	(4.99)	(4.84)	(.08)	(2.60)	(2.68)	15.08	(22.63)[6]	3,195	.79	[7]	1.50	[7]
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80		1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
Class 3:
6/30/2022[4,5]	22.76	.15	(5.03)	(4.88)	(.08)	(2.60)	(2.68)	15.20	(22.64)[6]	16	.72	[7]	1.56	[7]
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73		1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
Class 4:
6/30/2022[4,5]	22.31	.12	(4.93)	(4.81)	(.07)	(2.60)	(2.67)	14.83	(22.78)[6]	367	1.04	[7]	1.26	[7]
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05		1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05		.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55

Refer to the end of the tables for footnotes.

American Funds Insurance Series	327

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

New World Fund

Class 1:
6/30/2022[4,5]	$31.83	$.23	$(7.57)	$(7.34)	$(.14)	$(2.34)	$(2.48)	$22.01	(23.72)%[6]	$1,674	.71%[7]		.57%[7]		1.68%[7]
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74		.56		.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76		.64		.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76		.76		1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		.77		1.14
Class 1A:
6/30/2022[4,5]	31.70	.20	(7.55)	(7.35)	(.12)	(2.34)	(2.46)	21.89	(23.82)[6]	10	.96	[7]	.82	[7]	1.46	[7]
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99		.81		.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01		.87		.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		1.02		.91
12/31/2017[4,8]	20.14	.13	5.24	5.37	(.26)	—	(.26)	25.25	26.72 [6]	1	1.00	[7]	1.00	[7]	.53	[7]
Class 2:
6/30/2022[4,5]	31.48	.19	(7.49)	(7.30)	(.12)	(2.34)	(2.46)	21.72	(23.84)[6]	790	.96	[7]	.82	[7]	1.44	[7]
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99		.81		.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01		.89		.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		1.02		.89
Class 4:
6/30/2022[4,5]	31.24	.16	(7.42)	(7.26)	(.11)	(2.34)	(2.45)	21.53	(23.89)[6]	715	1.21	[7]	1.07	[7]	1.21	[7]
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24		1.06		.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26		1.14		.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		1.27		.61

Refer to the end of the tables for footnotes.

328	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Washington Mutual Investors Fund

Class 1:
6/30/2022[4,5]	$18.09	$.16	$(2.19)	$(2.03)	$(.08)	$(3.72)	$(3.80)	$12.26	(12.88)%[6]	$5,471	.42%[7]		.26%[7]		2.00%[7]
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42		.31		1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43		.43		2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42		.42		2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581	.41		.41		2.27
Class 1A:
6/30/2022[4,5]	17.96	.14	(2.17)	(2.03)	(.06)	(3.72)	(3.78)	12.15	(12.98)[6]	57	.67	[7]	.51	[7]	1.64	[7]
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67		.53		1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67		.67		1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66		.66		1.84
12/31/2017[4,8]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [6]	1	.65	[7]	.65	[7]	2.01	[7]
Class 2:
6/30/2022[4,5]	17.83	.14	(2.16)	(2.02)	(.07)	(3.72)	(3.79)	12.02	(13.01)[6]	2,775	.67	[7]	.51	[7]	1.74	[7]
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67		.56		1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68		.68		1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551	.66		.66		2.02
Class 4:
6/30/2022[4,5]	17.71	.12	(2.15)	(2.03)	(.06)	(3.72)	(3.78)	11.90	(13.13)[6]	995	.92	[7]	.76	[7]	1.50	[7]
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92		.81		1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93		.93		1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247	.91		.91		1.76

Refer to the end of the tables for footnotes.

American Funds Insurance Series	329

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital World Growth and Income Fund

Class 1:
6/30/2022[4,5]	$18.42	$.21	$(3.76)	$(3.55)	$(.09)	$(3.45)	$(3.54)	$11.33	(21.20)%[6]	$551		.61%[7]		.42%[7]		2.67%[7]
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812		.63		.47		2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657		.66		.66		1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625		.65		.65		2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		.63		2.43
Class 1A:
6/30/2022[4,5]	18.34	.19	(3.73)	(3.54)	(.09)	(3.45)	(3.54)	11.26	(21.28)[6]	6		.86	[7]	.67	[7]	2.47	[7]
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7		.88		.70		2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2		.90		.90		1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		.88		1.74
12/31/2017[4,8]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [6]	—	[10]	.84	[7]	.84	[7]	1.20	[7]
Class 2:
6/30/2022[4,5]	18.38	.19	(3.74)	(3.55)	(.09)	(3.45)	(3.54)	11.29	(21.30)[6]	992		.86	[7]	.67	[7]	2.39	[7]
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340		.88		.73		1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349		.91		.91		1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		.88		2.11
Class 4:
6/30/2022[4,5]	18.04	.17	(3.67)	(3.50)	(.08)	(3.45)	(3.53)	11.01	(21.40)[6]	181		1.11	[7]	.92	[7]	2.17	[7]
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225		1.13		.97		1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166		1.16		1.16		.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.14		1.49

Refer to the end of the tables for footnotes.

330	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

Growth-Income Fund

Class 1:
6/30/2022[4,5]	$67.35	$.41	$(13.13)	$(12.72)	$(.18)	$(5.66)	$(5.84)	$48.79	(19.68)%[6]	$19,412	.28%[7]		1.38%[7]
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29		1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29		1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29		2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
Class 1A:
6/30/2022[4,5]	67.02	.34	(13.06)	(12.72)	(.16)	(5.66)	(5.82)	48.48	(19.78)[6]	27	.53	[7]	1.14	[7]
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53		1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54		1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[4,8]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [6]	2	.52	[7]	1.41	[7]
Class 2:
6/30/2022[4,5]	66.44	.33	(12.94)	(12.61)	(.15)	(5.66)	(5.81)	48.02	(19.79)[6]	11,636	.53	[7]	1.13	[7]
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54		1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54		1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
Class 3:
6/30/2022[4,5]	67.48	.36	(13.15)	(12.79)	(.16)	(5.66)	(5.82)	48.87	(19.75)[6]	126	.46	[7]	1.20	[7]
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47		1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47		1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
Class 4:
6/30/2022[4,5]	65.57	.26	(12.76)	(12.50)	(.13)	(5.66)	(5.79)	47.28	(19.88)[6]	1,568	.78	[7]	.89	[7]
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79		.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79		1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19

Refer to the end of the tables for footnotes.

American Funds Insurance Series	331

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

International Growth and Income Fund

Class 1:
6/30/2022[4,5]	$19.62	$.31	$(3.44)	$(3.13)	$(.02)	$(7.70)	$(7.72)	$8.77	(19.00)%[6]	$13	.68%[7]		.51%[7]		3.85%[7]
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67		.67		2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68		.68		1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66		.66		2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		.66		2.75
Class 1A:
6/30/2022[4,5]	19.39	.31	(3.42)	(3.11)	(.04)	(7.70)	(7.74)	8.54	(19.14)[6]	4	.92	[7]	.75	[7]	3.96	[7]
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94		.92		2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93		.93		1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		.90		2.35
12/31/2017[4,8]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36 [6]	2	.91	[7]	.91	[7]	1.99	[7]
Class 2:
6/30/2022[4,5]	19.38	.32	(3.43)	(3.11)	(.04)	(7.70)	(7.74)	8.53	(19.16)[6]	164	.92	[7]	.75	[7]	4.03	[7]
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93		.92		2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93		.93		1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		.91		2.60
Class 4:
6/30/2022[4,5]	19.23	.30	(3.39)	(3.09)	(.04)	(7.70)	(7.74)	8.40	(19.24)[6]	112	1.17	[7]	1.00	[7]	3.88	[7]
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18		1.17		2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18		1.18		1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		1.16		2.24

Refer to the end of the tables for footnotes.

332	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital Income Builder

Class 1:
6/30/2022[4,5]	$12.17	$.20	$(1.37)	$(1.17)	$(.13)	$—	$(.13)	$10.87	(9.64)%[6]	$553	.47%[7]		.26%[7]		3.43%[7]
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53		.27		3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53		.35		3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53		.53		3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254	.54		.54		3.21
Class 1A:
6/30/2022[4,5]	12.15	.18	(1.35)	(1.17)	(.12)	—	(.12)	10.86	(9.68)[6]	10	.72	[7]	.51	[7]	3.17	[7]
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78		.52		2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78		.60		2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79		.79		2.82
12/31/2017[4,8]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [6]	1	.79	[7]	.79	[7]	2.63	[7]
Class 2:
6/30/2022[4,5]	12.16	.18	(1.35)	(1.17)	(.12)	—	(.12)	10.87	(9.67)[6]	12	.72	[7]	.51	[7]	3.17	[7]
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78		.52		2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78		.60		2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1	.79		.79		2.82
Class 4:
6/30/2022[4,5]	12.14	.17	(1.35)	(1.18)	(.11)	—	(.11)	10.85	(9.81)[6]	523	.98	[7]	.76	[7]	2.91	[7]
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03		.77		2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03		.85		2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338	1.04		1.04		2.72

Refer to the end of the tables for footnotes.

American Funds Insurance Series	333

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

Asset Allocation Fund

Class 1:
6/30/2022[4,5]	$29.08	$.26	$(4.66)	$(4.40)	$(.11)	$(2.65)	$(2.76)	$21.92	(15.78)%[6]	$15,266	.30%[7]		1.97%[7]
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30		1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30		1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29		2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
Class 1A:
6/30/2022[4,5]	28.97	.23	(4.64)	(4.41)	(.10)	(2.65)	(2.75)	21.81	(15.88)[6]	21	.55	[7]	1.74	[7]
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55		1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55		1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[4,8]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [6]	4	.53	[7]	1.69	[7]
Class 2:
6/30/2022[4,5]	28.74	.22	(4.60)	(4.38)	(.10)	(2.65)	(2.75)	21.61	(15.91)[6]	4,342	.55	[7]	1.72	[7]
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55		1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55		1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64

Class 3:
6/30/2022[4,5]	29.12	.24	(4.67)	(4.43)	(.10)	(2.65)	(2.75)	21.94	(15.89)[6]	29	.48	[7]	1.79	[7]
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48		1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48		1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
Class 4:
6/30/2022[4,5]	28.56	.19	(4.57)	(4.38)	(.09)	(2.65)	(2.74)	21.44	(16.01)[6]	5,307	.80	[7]	1.48	[7]
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80		1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80		1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40

Refer to the end of the tables for footnotes.

334	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

American Funds Global Balanced Fund

Class 1:
6/30/2022[4,5]	$14.73	$.13	$(2.53)	$(2.40)	$—	$(.07)	$(.07)	$12.26	(16.31)%[6]	$99		.64%[7]		.63%[7]		1.92%[7]
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120		.73		.73		1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139		.72		.72		1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134		.72		.72		1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		.72		1.68
Class 1A:
6/30/2022[4,5]	14.70	.11	(2.53)	(2.42)	—	(.07)	(.07)	12.21	(16.48)[6]	2		.89	[7]	.89	[7]	1.63	[7]
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4		.98		.98		1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3		.97		.97		1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		.98		1.44
12/31/2017[4,8]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [6]	—	[10]	.94	[7]	.94	[7]	1.27	[7]
Class 2:
6/30/2022[4,5]	14.70	.11	(2.52)	(2.41)	—	(.07)	(.07)	12.22	(16.41)[6]	162		.89	[7]	.89	[7]	1.66	[7]
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208		.98		.98		1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208		.97		.97		1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		.96		1.43
Class 4:
6/30/2022[4,5]	14.53	.09	(2.49)	(2.40)	—	(.07)	(.07)	12.06	(16.53)[6]	112		1.14	[7]	1.13	[7]	1.42	[7]
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135		1.23		1.23		.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105		1.22		1.22		.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.22		1.07

Refer to the end of the tables for footnotes.

American Funds Insurance Series	335

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

The Bond Fund of America

Class 1:
6/30/2022[4,5]	$11.21	$.15	$(1.26)	$(1.11)	$(.06)	$(.12)	$(.18)	$9.92	(9.96)%[6]	$6,878	.39%[7]		.20%[7]		2.80%[7]
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39		.26		1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40		.40		2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39		.39		2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434	.38		.38		2.19
Class 1A:
6/30/2022[4,5]	11.16	.16	(1.28)	(1.12)	(.06)	(.12)	(.18)	9.86	(10.09)[6]	200	.63	[7]	.44	[7]	3.12	[7]
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64		.51		1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65		.65		1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63		.63		2.50
12/31/2017[4,8]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [6]	1	.62	[7]	.62	[7]	2.01	[7]
Class 2:
6/30/2022[4,5]	11.06	.13	(1.25)	(1.12)	(.05)	(.12)	(.17)	9.77	(10.14)[6]	3,092	.64	[7]	.45	[7]	2.56	[7]
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64		.52		1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65		.65		1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966	.63		.63		1.94
Class 4:
6/30/2022[4,5]	11.01	.12	(1.24)	(1.12)	(.05)	(.12)	(.17)	9.72	(10.22)[6]	799	.89	[7]	.70	[7]	2.32	[7]
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89		.76		1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90		.90		1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297	.88		.88		1.72

Refer to the end of the tables for footnotes.

336	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital World Bond Fund

Class 1:
6/30/2022[4,5]	$11.79	$.12	$(2.01)	$(1.89)	$(.03)	$(.16)	$(.19)	$9.71	(16.05)%[6]	$708		.54%[7]		.47%[7]		2.33%[7]
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988		.60		.50		2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219		.59		.52		2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077		.58		.58		2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		.56		2.37
Class 1A:
6/30/2022[4,5]	11.76	.11	(2.02)	(1.91)	(.02)	(.16)	(.18)	9.67	(16.22)[6]	1		.79	[7]	.72	[7]	2.08	[7]
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1		.85		.75		1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1		.83		.76		1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1		.83		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		.82		2.36
12/31/2017[4,8]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [6]	—	[10]	.72	[7]	.72	[7]	2.27	[7]
Class 2:
6/30/2022[4,5]	11.70	.11	(2.01)	(1.90)	(.02)	(.16)	(.18)	9.62	(16.21)[6]	817		.79	[7]	.72	[7]	2.09	[7]
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030		.85		.75		1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058		.84		.77		1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002		.83		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		.81		2.12
Class 4:
6/30/2022[4,5]	11.57	.10	(1.98)	(1.88)	(.02)	(.16)	(.18)	9.51	(16.26)[6]	56		1.04	[7]	.97	[7]	1.84	[7]
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66		1.10		1.00		1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61		1.09		1.02		1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49		1.08		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.06		1.89

Refer to the end of the tables for footnotes.

American Funds Insurance Series	337

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

American High-Income Trust

Class 1:
6/30/2022[4,5]	$10.19	$.27	$(1.53)	$(1.26)	$(.10)	$—	$(.10)	$8.83	(12.42)%[6]	$229		.49%[7]		.32%[7]		5.55%[7]
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278		.53		.37		4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123		.52		.52		6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525		.51		.51		6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		.49		5.98
Class 1A:
6/30/2022[4,5]	10.16	.25	(1.52)	(1.27)	(.10)	—	(.10)	8.79	(12.60)[6]	1		.75	[7]	.57	[7]	5.27	[7]
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1		.78		.64		4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1		.78		.78		5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1		.75		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		.75		6.11
12/31/2017[4,8]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [6]	—	[10]	.72	[7]	.72	[7]	5.74	[7]
Class 2:
6/30/2022[4,5]	9.98	.25	(1.49)	(1.24)	(.10)	—	(.10)	8.64	(12.52)[6]	540		.75	[7]	.57	[7]	5.28	[7]
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673		.78		.65		4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665		.78		.78		5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667		.76		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		.74		5.72
Class 3:
6/30/2022[4,5]	10.24	.26	(1.54)	(1.28)	(.10)	—	(.10)	8.86	(12.58)[6]	9		.68	[7]	.50	[7]	5.35	[7]
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10		.71		.58		4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10		.71		.71		5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10		.69		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		.67		5.79
Class 4:
6/30/2022[4,5]	10.99	.26	(1.65)	(1.39)	(.09)	—	(.09)	9.51	(12.68)[6]	71		.99	[7]	.82	[7]	5.03	[7]
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90		1.03		.89		4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69		1.03		1.03		5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63		1.01		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		.99		5.46

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income to average net assets[2]

American Funds Mortgage Fund

Class 1:
6/30/2022[4,5]	$10.63	$.03	$(.75)	$(.72)	$—	$—	$—	$9.91	(6.77)%[6]	$1		.45%[7]		.24%[7]		.56%[7]
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231		.49		.29		.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224		.48		.36		.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210		.47		.47		2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	—	(.23)	10.30	.58	209		.48		.48		1.97
12/31/2017	10.56	.16	— [9]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		.47		1.52
Class 1A:
6/30/2022[4,5]	10.59	.06	(.80)	(.74)	(.05)	—	(.05)	9.80	(6.94)[6]	2		.68	[7]	.50	[7]	1.21	[7]
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2		.74		.54		.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1		.73		.59		.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1		.71		.71		2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1		.73		.73		1.77
12/31/2017[4,8]	10.55	.14	— [9]	.14	(.16)	(.07)	(.23)	10.46	1.31 [6]	—	[10]	.70	[7]	.70	[7]	1.38	[7]
Class 2:
6/30/2022[4,5]	10.61	.06	(.80)	(.74)	(.05)	—	(.05)	9.82	(6.93)[6]	50		.68	[7]	.50	[7]	1.21	[7]
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58		.74		.54		.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58		.73		.60		.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56		.72		.72		2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57		.73		.73		1.72
12/31/2017	10.54	.14	(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		.72		1.27
Class 4:
6/30/2022[4,5]	10.49	.05	(.79)	(.74)	(.05)	—	(.05)	9.70	(7.05)[6]	40		.93	[7]	.75	[7]	.97	[7]
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43		.99		.79		.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37		.98		.85		.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28		.97		.97		1.71
12/31/2018	10.38	.15	(.15)	— [9]	(.19)	—	(.19)	10.19	.07	24		.98		.98		1.49
12/31/2017	10.48	.11	— [9]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		.97		1.03

Refer to the end of the tables for footnotes.

American Funds Insurance Series	339

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/2022[4,5]	$11.27	$.01	$—	[9]	$.01	$—	$—	$—	$11.28	.09%[6]	$47		.33%[7]		.15%[7]
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37		(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37		.16
12/31/2019	11.31	.22	—	[9]	.22	(.23)	—	(.23)	11.30	1.92	30		.36		1.92
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
Class 1A:
6/30/2022[4,5]	11.28	.01	(.01)		—	—	—	—	11.28	.00 [6]	—	[10]	.33	[7]	.14 [7]
12/31/2021	11.31	(.03)	—	[9]	(.03)	—	—	—	11.28	(.27)	—	[10]	.36		(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[10]	.35		.26
12/31/2019	11.31	.22	—	[9]	.22	(.23)	—	(.23)	11.30	1.92	—	[10]	.37		1.90
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58	—	[10]	.35		1.60
12/31/2017[4,8]	11.27	.08	—	[9]	.08	(.06)	—	(.06)	11.29	.67 [6]	—	[10]	.34	[7]	.69 [7]
Class 2:
6/30/2022[4,5]	10.93	— [9]	(.01)		(.01)	—	—	—	10.92	(.09)[6]	297		.58	[7]	(.09)[7]
12/31/2021	10.99	(.06)	—	[9]	(.06)	—	—	—	10.93	(.55)	245		.62		(.53)
12/31/2020	11.01	— [9]	—	[9]	— [9]	(.02)	—	(.02)	10.99	.03	288		.62		(.05)
12/31/2019	11.03	.18	—	[9]	.18	(.20)	—	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	—	[9]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[9]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
Class 3:
6/30/2022[4,5]	11.07	— [9]	(.01)		(.01)	—	—	—	11.06	(.09)[6]	5		.51	[7]	(.04)[7]
12/31/2021	11.12	(.05)	—	[9]	(.05)	—	—	—	11.07	(.45)	5		.55		(.46)
12/31/2020	11.13	— [9]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55		.03
12/31/2019	11.14	.20	—	[9]	.20	(.21)	—	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[9]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
Class 4:
6/30/2022[4,5]	11.00	(.02)	—	[9]	(.02)	—	—	—	10.98	(.18)[6]	75		.83	[7]	(.33)[7]
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87		(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87		(.35)
12/31/2019	11.15	.16	—	[9]	.16	(.18)	—	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[9]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19

Refer to the end of the tables for footnotes.

340	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income to average net assets[2]

U.S. Government Securities Fund

Class 1:
6/30/2022[4,5]	$11.67	$.15	$(.98)	$(.83)	$(.05)	$—	$(.05)	$10.79	(7.08)%[6]	$255		.37%[7]		.23%[7]		2.64%[7]
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522		.39		.29		1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429		.38		.38		1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418		.37		.37		2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445		.36		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83	1,558		.36		.36		1.68
Class 1A:
6/30/2022[4,5]	11.63	.14	(.97)	(.83)	(.05)	—	(.05)	10.75	(7.15)[6]	4		.62	[7]	.48	[7]	2.47	[7]
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5		.64		.53		1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4		.64		.64		.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2		.62		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1		.61		.61		1.82
12/31/2017[4,8]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73 [6]	—	[10]	.58	[7]	.58	[7]	1.53	[7]
Class 2:
6/30/2022[4,5]	11.53	.13	(.96)	(.83)	(.05)	—	(.05)	10.65	(7.21)[6]	1,170		.62	[7]	.48	[7]	2.46	[7]
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391		.64		.54		1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439		.64		.64		.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343		.62		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323		.61		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59	1,473		.61		.61		1.43
Class 3:
6/30/2022[4,5]	11.70	.14	(.98)	(.84)	(.05)	—	(.05)	10.81	(7.18)[6]	8		.55	[7]	.41	[7]	2.53	[7]
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9		.57		.47		1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10		.57		.57		.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9		.55		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9		.54		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72	10		.54		.54		1.50
Class 4:
6/30/2022[4,5]	11.52	.12	(.97)	(.85)	(.04)	—	(.04)	10.63	(7.35)[6]	204		.87	[7]	.73	[7]	2.22	[7]
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238		.89		.79		.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272		.89		.89		.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124		.87		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91		.86		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28	62		.86		.86		1.18

Refer to the end of the tables for footnotes.

American Funds Insurance Series	341

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		to average net assets before waivers/ reimburse- ments[12]		to average net assets after waivers/ reimburse- ments[2,12]		Net effective expense ratio[2,5,13]		Ratio of net (loss) income to average net assets[2]

Managed Risk Growth Fund

Class P1:
6/30/2022[4,5]	$18.53	$— [9]	$(4.04)	$(4.04)	$(.06)	$(2.54)	$(2.60)	$11.89	(22.20)%[6]	$9		.41%[7]		.36%[7]		.68%[7]		(.02)%[7]
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13		.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[14]	3		.42	[14]	.37	[14]	.71	[14]	.82	[14]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [14]	2		.42	[14]	.36	[14]	.70	[14]	.69	[14]
Class P2:
6/30/2022[4,5]	18.42	(.02)	(4.01)	(4.03)	(.06)	(2.54)	(2.60)	11.79	(22.32)[6]	462		.66	[7]	.61	[7]	.93	[7]	(.28)[7]
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34

Managed Risk International Fund

Class P1:
6/30/2022[4,5]	$10.55	$.03	$(1.67)	$(1.64)	$(.26)	$—	$(.26)	$8.65	(15.68)%[6,14]	$2		.42%[7,14]		.37%[7,14]		.87%[7,14]		.60%[7,14]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[14]	2		.44	[14]	.36	[14]	.87	[14]	2.12	[14]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [14]	2		.43	[14]	.35	[14]	.86	[14]	.82	[14]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [14]	1		.41	[14]	.33	[14]	.84	[14]	1.64	[14]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[14]	—	[10]	.33	[14]	.28	[14]	.77	[14]	3.02	[14]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [14]	—	[10]	.28	[14]	.20	[14]	.69	[14]	1.13	[14]
Class P2:
6/30/2022[4,5]	10.48	.01	(1.66)	(1.65)	(.22)	—	(.22)	8.61	(15.83)[6]	131		.69	[7]	.64	[7]	1.14	[7]	.27	[7]
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03

Managed Risk Washington Mutual Investors Fund

Class P1:
6/30/2022[4,5]	$12.95	$.04	$(1.26)	$(1.22)	$(.15)	$—	$(.15)	$11.58	(9.45)%[6,14]	$3		.40%[7,14]		.35%[7,14]		.74%[7,14]		.60%[7,14]
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46 [14]	2		.41	[14]	.36	[14]	.77	[14]	1.33	[14]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[14]	2		.40	[14]	.35	[14]	.76	[14]	1.66	[14]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [14]	1		.38	[14]	.33	[14]	.74	[14]	2.14	[14]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[14]	—	[10]	.33	[14]	.28	[14]	.67	[14]	3.21	[14]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [14]	—	[10]	.30	[14]	.25	[14]	.64	[14]	1.59	[14]
Class P2:
6/30/2022[4,5]	12.88	.02	(1.25)	(1.23)	(.14)	—	(.14)	11.51	(9.56)[6]	319		.67	[7]	.62	[7]	1.01	[7]	.25	[7]
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43

Refer to the end of the tables for footnotes.

342	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions						Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment (loss) income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[12]		to average net assets after waivers/ reimburse- ments[2,12]		Net effective expense ratio[2,5,13]		Ratio of net (loss) income to average net assets[2]

Managed Risk Growth-Income Fund

Class P1:
6/30/2022[4,5]	$15.73	$.02		$(2.50)	$(2.48)	$(.14)	$(.31)	$(.45)	$12.80	(15.87)%[6]	$1,905	.41%[7]		.36%[7]		.64%[7]		.30%[7]
12/31/2021	14.01	.14		1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41		.36		.66		.96
12/31/2020	13.76	.17		1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41		.36		.66		1.24
12/31/2019	11.73	.22		2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42		.37		.67		1.71
12/31/2018	12.66	(.02)		(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40		.35		.64		(.20)
12/31/2017	11.07	.19		2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [14]	2	.44	[14]	.37	[14]	.66	[14]	1.61	[14]
Class P2:
6/30/2022[4,5]	15.64	—	[9]	(2.49)	(2.49)	(.13)	(.31)	(.44)	12.71	(16.01)[6]	277	.66	[7]	.61	[7]	.89	[7]	.04	[7]
12/31/2021	13.93	.10		1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66		.61		.91		.70
12/31/2020	13.69	.14		1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66		.61		.91		1.02
12/31/2019	11.67	.19		2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67		.62		.92		1.47
12/31/2018	12.58	.16		(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69		.64		.93		1.25
12/31/2017	11.02	.13		2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206	.70		.63		.92		1.08

Managed Risk Asset Allocation Fund

Class P1:
6/30/2022[4,5]	$15.33	$.03		$(2.22)	$(2.19)	$(.20)	$(.48)	$(.68)	$12.46	(14.40)%[6]	$7	.41%[7]		.36%[7]		.64%[7]		.48%[7]
12/31/2021	13.84	.21		1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41		.36		.66		1.43
12/31/2020	13.81	.25		.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41		.36		.66		1.91
12/31/2019	12.23	.26		1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41		.36		.65		2.01
12/31/2018	13.59	.22		(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37		.32		.59		1.67
12/31/2017	12.02	.19		1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43		.38		.66		1.45
Class P2:
6/30/2022[4,5]	14.93	.01		(2.16)	(2.15)	(.19)	(.48)	(.67)	12.11	(14.50)[6]	2,285	.66	[7]	.61	[7]	.89	[7]	.20	[7]
12/31/2021	13.45	.15		1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66		.61		.91		1.03
12/31/2020	13.46	.15		.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66		.61		.91		1.15
12/31/2019	12.22	.19		1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66		.61		.90		1.51
12/31/2018	13.55	.17		(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62		.57		.84		1.27
12/31/2017	12.01	.15		1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68		.63		.91		1.13

Refer to the end of the tables for footnotes.

American Funds Insurance Series	343

Financial highlights (continued)

Portfolio turnover rate for all share classes	Six months ended	Year ended December 31,
excluding mortgage dollar roll transactions[15,16]	June 30, 2022[4,5,6]	2021	2020	2019	2018	2017
Capital Income Builder	24%	60%	110%	44%	42%	59%
Asset Allocation Fund	20	45	49	47	34	39
American Funds Global Balanced Fund	86	36	68	60	30	28
The Bond Fund of America	39	87	72	146	98	153
Capital World Bond Fund	45	64	88	110	78	74
American Funds Mortgage Fund	16	38	123	84	60	98
U.S. Government Securities Fund	31	126	112	103	76	120

Portfolio turnover rate for all share classes	Six months ended	Year ended December 31,
including mortgage dollar roll transactions[15,16]	June 30, 2022[4,5,6]	2021	2020	2019	2018	2017
Global Growth Fund	15%	18%	17%	14%	25%	31%
Global Small Capitalization Fund	21	29	38	50	43	33
Growth Fund	14	25	32	21	35	24
International Fund	20	44	40	32	29	29
New World Fund	20	43	70	38	58	56
Washington Mutual Investors Fund	15	90	40	37	49	34
Capital World Growth and Income Fund	22	85	36	29	49	41
Growth-Income Fund	16	24	33	27	39	27
International Growth and Income Fund	26	41	56	28	38	51
Capital Income Builder	51	93	184	72	98	88
Asset Allocation Fund	54	124	145	79	86	85
American Funds Global Balanced Fund	92	39	86	74	51	41
The Bond Fund of America	190	456	461	373	514	502
Capital World Bond Fund	72	91	145	159	125	105
American High-Income Trust	21	56	78	58	67	78
American Funds Mortgage Fund	634	975	1143	350	811	680
Ultra-Short Bond Fund	— [17]	— [17]	— [17]	— [17]	— [17]	— [17]
U.S. Government Securities Fund	297	433	867	277	446	551
Managed Risk Growth Fund	45	32	80	10	7	25
Managed Risk International Fund	37	24	71	8	8	25
Managed Risk Washington Mutual Investors Fund	36	16	101	13	11	32
Managed Risk Growth-Income Fund	33	13	38	6	14	26
Managed Risk Asset Allocation Fund	23	5	30	8	12	1

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	Class 1A shares began investment operations on January 6, 2017.
[9]	Amount less than $.01.
[10]	Amount less than $1 million.
[11]	Amount less than .01%.
[12]	This column does not include expenses of the underlying funds in which each fund invests.
[13]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[14]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[15]	Refer to Note 5 for further information on mortgage dollar rolls.
[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[17]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

344	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2022, through June 30, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	345

Expense example (continued)

	Beginning account value 1/1/2022	Ending account value 6/30/2022	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$721.63	$2.13	.50%
Class 1 – assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 1A – actual return	1,000.00	720.89	3.20	.75
Class 1A – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 2 – actual return	1,000.00	720.93	3.20	.75
Class 2 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 4 – actual return	1,000.00	720.06	4.26	1.00
Class 4 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$680.14	$3.00	.72%
Class 1 – assumed 5% return	1,000.00	1,021.22	3.61	.72
Class 1A – actual return	1,000.00	679.46	4.04	.97
Class 1A – assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 2 – actual return	1,000.00	679.13	4.04	.97
Class 2 – assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 4 – actual return	1,000.00	678.74	5.08	1.22
Class 4 – assumed 5% return	1,000.00	1,018.74	6.11	1.22
Growth Fund
Class 1 – actual return	$1,000.00	$701.98	$1.43	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 1A – actual return	1,000.00	701.09	2.49	.59
Class 1A – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 2 – actual return	1,000.00	701.01	2.49	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 – actual return	1,000.00	701.15	2.19	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	700.18	3.54	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84
International Fund
Class 1 – actual return	$1,000.00	$774.70	$2.38	.54%
Class 1 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 1A – actual return	1,000.00	773.42	3.47	.79
Class 1A – assumed 5% return	1,000.00	1,020.88	3.96	.79
Class 2 – actual return	1,000.00	773.69	3.47	.79
Class 2 – assumed 5% return	1,000.00	1,020.88	3.96	.79
Class 3 – actual return	1,000.00	773.59	3.17	.72
Class 3 – assumed 5% return	1,000.00	1,021.22	3.61	.72
Class 4 – actual return	1,000.00	772.17	4.57	1.04
Class 4 – assumed 5% return	1,000.00	1,019.64	5.21	1.04
New World Fund
Class 1 – actual return	$1,000.00	$762.76	$2.49	.57%
Class 1 – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 1A – actual return	1,000.00	761.75	3.58	.82
Class 1A – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 2 – actual return	1,000.00	761.59	3.58	.82
Class 2 – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 4 – actual return	1,000.00	761.06	4.67	1.07
Class 4 – assumed 5% return	1,000.00	1,019.49	5.36	1.07

Refer to the end of the tables for footnotes.

346	American Funds Insurance Series

Expense example (continued)

	Beginning account value 1/1/2022	Ending account value 6/30/2022	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$871.16	$1.21	.26%
Class 1 – assumed 5% return	1,000.00	1,023.51	1.30	.26
Class 1A – actual return	1,000.00	870.17	2.36	.51
Class 1A – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 2 – actual return	1,000.00	869.85	2.36	.51
Class 2 – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 4 – actual return	1,000.00	868.65	3.52	.76
Class 4 – assumed 5% return	1,000.00	1,021.03	3.81	.76
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$787.96	$1.86	.42%
Class 1 – assumed 5% return	1,000.00	1,022.71	2.11	.42
Class 1A – actual return	1,000.00	787.16	2.97	.67
Class 1A – assumed 5% return	1,000.00	1,021.47	3.36	.67
Class 2 – actual return	1,000.00	787.04	2.97	.67
Class 2 – assumed 5% return	1,000.00	1,021.47	3.36	.67
Class 4 – actual return	1,000.00	786.00	4.07	.92
Class 4 – assumed 5% return	1,000.00	1,020.23	4.61	.92
Growth-Income Fund
Class 1 – actual return	$1,000.00	$803.18	$1.25	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return	1,000.00	802.25	2.37	.53
Class 1A – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	802.13	2.37	.53
Class 2 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 3 – actual return	1,000.00	802.49	2.06	.46
Class 3 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 4 – actual return	1,000.00	801.21	3.48	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$810.03	$2.29	.51%
Class 1 – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 1A – actual return	1,000.00	808.58	3.36	.75
Class 1A – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 2 – actual return	1,000.00	808.41	3.36	.75
Class 2 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 4 – actual return	1,000.00	807.59	4.48	1.00
Class 4 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Capital Income Builder
Class 1 – actual return	$1,000.00	$903.64	$1.23	.26%
Class 1 – assumed 5% return	1,000.00	1,023.51	1.30	.26
Class 1A – actual return	1,000.00	903.17	2.41	.51
Class 1A – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 2 – actual return	1,000.00	903.26	2.41	.51
Class 2 – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 4 – actual return	1,000.00	901.95	3.58	.76
Class 4 – assumed 5% return	1,000.00	1,021.03	3.81	.76

Refer to the end of the tables for footnotes.

American Funds Insurance Series	347

Expense example (continued)

	Beginning account value 1/1/2022	Ending account value 6/30/2022	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$842.19	$1.37	.30%
Class 1 – assumed 5% return	1,000.00	1,023.31	1.51	.30
Class 1A – actual return	1,000.00	841.23	2.51	.55
Class 1A – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 2 – actual return	1,000.00	840.91	2.51	.55
Class 2 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 3 – actual return	1,000.00	841.06	2.19	.48
Class 3 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 4 – actual return	1,000.00	839.89	3.65	.80
Class 4 – assumed 5% return	1,000.00	1,020.83	4.01	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$836.93	$2.87	.63%
Class 1 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 1A – actual return	1,000.00	835.23	4.05	.89
Class 1A – assumed 5% return	1,000.00	1,020.38	4.46	.89
Class 2 – actual return	1,000.00	835.91	4.05	.89
Class 2 – assumed 5% return	1,000.00	1,020.38	4.46	.89
Class 4 – actual return	1,000.00	834.67	5.14	1.13
Class 4 – assumed 5% return	1,000.00	1,019.19	5.66	1.13
The Bond Fund of America
Class 1 – actual return	$1,000.00	$900.38	$.94	.20%
Class 1 – assumed 5% return	1,000.00	1,023.80	1.00	.20
Class 1A – actual return	1,000.00	899.08	2.07	.44
Class 1A – assumed 5% return	1,000.00	1,022.61	2.21	.44
Class 2 – actual return	1,000.00	898.60	2.12	.45
Class 2 – assumed 5% return	1,000.00	1,022.56	2.26	.45
Class 4 – actual return	1,000.00	897.76	3.29	.70
Class 4 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$839.53	$2.14	.47%
Class 1 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 1A – actual return	1,000.00	837.83	3.28	.72
Class 1A – assumed 5% return	1,000.00	1,021.22	3.61	.72
Class 2 – actual return	1,000.00	837.85	3.28	.72
Class 2 – assumed 5% return	1,000.00	1,021.22	3.61	.72
Class 4 – actual return	1,000.00	837.41	4.42	.97
Class 4 – assumed 5% return	1,000.00	1,019.98	4.86	.97
American High-Income Trust
Class 1 – actual return	$1,000.00	$875.82	$1.49	.32%
Class 1 – assumed 5% return	1,000.00	1,023.21	1.61	.32
Class 1A – actual return	1,000.00	873.98	2.65	.57
Class 1A – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 2 – actual return	1,000.00	874.79	2.65	.57
Class 2 – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 3 – actual return	1,000.00	874.18	2.32	.50
Class 3 – assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 4 – actual return	1,000.00	873.17	3.81	.82
Class 4 – assumed 5% return	1,000.00	1,020.73	4.11	.82

Refer to the end of the tables for footnotes.

348	American Funds Insurance Series

Expense example (continued)

	Beginning account value 1/1/2022	Ending account value 6/30/2022	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$932.26	$1.15	.24%
Class 1 – assumed 5% return	1,000.00	1,023.60	1.20	.24
Class 1A – actual return	1,000.00	930.57	2.39	.50
Class 1A – assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 2 – actual return	1,000.00	930.65	2.39	.50
Class 2 – assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 4 – actual return	1,000.00	929.47	3.59	.75
Class 4 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,000.89	$1.64	.33%
Class 1 – assumed 5% return	1,000.00	1,023.16	1.66	.33
Class 1A – actual return	1,000.00	999.99	1.64	.33
Class 1A – assumed 5% return	1,000.00	1,023.16	1.66	.33
Class 2 – actual return	1,000.00	999.08	2.87	.58
Class 2 – assumed 5% return	1,000.00	1,021.92	2.91	.58
Class 3 – actual return	1,000.00	999.09	2.53	.51
Class 3 – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 4 – actual return	1,000.00	998.18	4.11	.83
Class 4 – assumed 5% return	1,000.00	1,020.68	4.16	.83
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$929.18	$1.10	.23%
Class 1 – assumed 5% return	1,000.00	1,023.65	1.15	.23
Class 1A – actual return	1,000.00	928.52	2.30	.48
Class 1A – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 2 – actual return	1,000.00	927.90	2.29	.48
Class 2 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 3 – actual return	1,000.00	928.21	1.96	.41
Class 3 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 4 – actual return	1,000.00	926.54	3.49	.73
Class 4 – assumed 5% return	1,000.00	1,021.17	3.66	.73

Refer to the end of the tables for footnotes.

American Funds Insurance Series	349

Expense example (continued)

	Beginning account value 1/1/2022	Ending account value 6/30/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$778.05	$1.59	.36%	$3.00	.68%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.41	.68
Class P2 – actual return	1,000.00	776.82	2.69	.61	4.10	.93
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.66	.93
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$843.21	$1.69	.37%	$3.98	.87%
Class P1 – assumed 5% return	1,000.00	1,022.96	1.86	.37	4.36	.87
Class P2 – actual return	1,000.00	841.68	2.92	.64	5.21	1.14
Class P2 – assumed 5% return	1,000.00	1,021.62	3.21	.64	5.71	1.14
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$905.49	$1.65	.35%	$3.50	.74%
Class P1 – assumed 5% return	1,000.00	1,023.06	1.76	.35	3.71	.74
Class P2 – actual return	1,000.00	904.43	2.93	.62	4.77	1.01
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.06	1.01
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$841.25	$1.64	.36%	$2.92	.64%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.21	.64
Class P2 – actual return	1,000.00	839.91	2.78	.61	4.06	.89
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.46	.89
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$855.99	$1.66	.36%	$2.95	.64%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.21	.64
Class P2 – actual return	1,000.00	855.00	2.81	.61	4.09	.89
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.46	.89

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

350	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

The series’ board has approved the continuation of the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2023. The agreement was amended to lower the current fee schedule resulting in an overall lower advisory fee for Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund and U.S. Government Securities Fund and to add additional advisory fee breakpoints for Growth Fund when the fund’s net assets exceed $44 billion, for Growth-Income Fund when the fund’s net assets exceed $44 billion, and for Asset Allocation Fund when the fund’s net assets exceed $34 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all the series’ independent board members. The board and the committee determined in the exercise of their business judgment that the advisory fee structure for each fund within the series was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors,among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which each fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the funds,including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which each fund is included),and data such as relevant market and fund indexes over various periods (including each fund’s lifetime) through September 30, 2021. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the advisory fees and total expenses of each fund generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board also

American Funds Insurance Series	351

considered and approved the amended fee schedule to the agreement that lowered the current fee schedule and resulted in an overall lower advisory fee. The board noted that there would be no diminution in services provided as a result of the lower advisory fee for certain funds.

In addition, the board and committee reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients,the differences appropriately reflected the investment, operational, regulatory and market differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing each fund, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of each fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the other amounts paid to CRMC by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence,company culture and management continuity. They further considered the breakpoint discounts in the funds’ advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the funds’ shareholders.

352	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series Managed Risk Funds

The series’ board has approved the continuation of the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through April 30, 2023. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all the series’ independent board members. The board and the committee determined in the exercise of their business judgment that the advisory fee structure for each fund within the series was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC and Milliman FRM as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel with respect to the matters considered. They considered the following factors,among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which each fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, administrative and shareholder services provided by CRMC to the funds under the advisory agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the funds,including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds in the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which each fund is included),and data such as relevant market and fund indexes over various periods (including each fund’s lifetime) through September 30, 2021. They generally placed greater emphasis on investment results over longer term periods. The board and the committee also considered the volatility of the funds compared with the S&P 500 Managed Risk indexes and those of a group of funds with volatility management strategies identified by management over various periods (including each fund’s lifetime) through September 30, 2021. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that each fund’s investment results and the results of the services provided by CRMC and Milliman FRM have been satisfactory for renewal of the agreements, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

American Funds Insurance Series	353

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due to Milliman FRM under the subadvisory agreement. They observed that each fund’s advisory fees and total expenses generally compared favorably to those of other similar funds included in the comparable Lipper category.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients,the differences appropriately reflected the investment, operational, regulatory and market differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, as well as in relation to the risks assumed by the adviser in sponsoring and managing each fund, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of each fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by each fund.

354	American Funds Insurance Series

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence,company culture and management continuity. They further considered the breakpoint discounts in the funds’ advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the funds’ shareholders.

American Funds Insurance Series	355

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356	American Funds Insurance Series

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American Funds Insurance Series	357

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358	American Funds Insurance Series

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American Funds Insurance Series	359

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606-4637

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

360	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and on our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2022, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)	Not applicable to this filing.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b)(1) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

(b)(2) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2, under the 1940 Act (17 CFR 270.30a-2), and, as applicable, Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer
Date	8/23/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	8/23/2022

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	8/23/2022